As filed with the Securities and Exchange Commission on April 28, 2023
Registration Nos. 2-75503, 811-03364
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 178 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 178 (X)
EMPOWER FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Registrant’s Telephone Number, including Area Code: (866) 831-7129
Jonathan D. Kreider
President & Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copies of Communications to:
Ryan L. Logsdon
Chief Legal Officer & Secretary
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
It is proposed that this filing will become effective (check appropriate box)
X	immediately upon filing pursuant to paragraph (b) of Rule 485 on , pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
75 days after filing, pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

EMPOWER FUNDS, INC.
Empower Ariel Mid Cap Value Fund
(formerly Great-West Ariel Mid Cap Value Fund)
Institutional Class Ticker: MXOAX
Investor Class Ticker: MXMCX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.09%	0.47%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.09%	0.12%
Total Annual Fund Operating Expenses	0.76%	1.14%
Fee Waiver and Expense Reimbursement[1]	0.06%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.70%	1.05%
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The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.70% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$237	$416	$937
Investor Class	$107	$353	$619	$1,378
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization (“mid cap”) companies. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell Midcap® Index at the time of initial purchase. As of December 31, 2022, the market capitalization range of the Russell Midcap® Index was between $310 million and $53 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
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The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund generally holds between 25-45 securities in its portfolio, focusing on a limited number of companies and industries in which the portfolio managers have expertise, including the financial services sector, in which the Fund will often invest a significant portion of its assets.
The Fund also currently observes the following operating policies: actively seeking investment in companies that achieve excellence in both financial return and environmental soundness and selecting issuers that take positive steps toward preserving the environment; and not investing in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms or the operation of for-profit prisons.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Ariel Investments, LLC (the “Sub-Adviser” or “Ariel”). Ariel invests primarily in undervalued mid cap companies that show a strong potential for growth. Ariel seeks to invest in quality companies whose financial strength, valuable products or services and savvy management teams create durable competitive advantages. Ariel also analyzes the perceived potential of any adverse impact to a company’s enterprise value that may arise from environmental, social and governance (“ESG”) related risk factors. This ESG risk analysis is one factor, but not a primary factor, Ariel uses in evaluating companies.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Sector Risk - The Fund will often invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause
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unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	23.72%
Worst Quarter	March 31, 2020	-29.70%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-12.69%	5.38%	N/A	5.70%	5/1/2015
Investor Class	-12.94%	4.97%	9.49%	N/A
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-12.03%	5.72%	10.11%	7.07%
Investment Adviser
ECM
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Sub-Adviser
Ariel
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
John W. Rogers, Jr.	Chairman and Co-Chief Executive Officer	2002
Timothy Fidler, CFA	Executive Vice President	2011
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid cap companies. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell Midcap® Index at the time of initial purchase. As of December 31, 2022, the market capitalization range of the Russell Midcap® Index was between $310 million and $53 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. The Fund primarily invests in common stock, a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
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The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund generally holds between 25-45 securities in its portfolio, focusing on a limited number of companies and industries in which the portfolio managers have expertise, including the financial services sector, in which the Fund will often invest a significant portion of its assets.
The Fund also currently observes the following operating policies: actively seeking investment in companies that achieve excellence in both financial return and environmental soundness and selecting issuers that take positive steps toward preserving the environment; and not investing in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms or the operation of for-profit prisons.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Ariel.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Adviser Selects Investments
Ariel invests primarily in undervalued mid cap companies that show a strong potential for growth. Ariel seeks to invest in quality companies whose financial strength, valuable products or services and savvy management teams create durable competitive advantages.
Ariel’s investment process structurally enforces its disciplined philosophy. It drives Ariel to adopt a long-term view, focus on critical information and think independently. First, Ariel derives stock ideas from many places including online sources, periodicals, interviews and meetings. After finding ideas Ariel assesses valuation, through a three-part estimate of a stock’s private market value while considering “best-case” and “worst-case” outcomes, along with a “base-case” that serves as the foundation of the analysis. Ariel also analyzes the perceived potential of any adverse impact to a company’s enterprise value that may arise from ESG-related risk factors. In collaboration with analysts and portfolio managers, Ariel’s dedicated ESG team leads proactive engagement strategies targeting financially material ESG issues to create shared value over the long-term investment horizon. This ESG risk analysis is one factor, but not a primary factor, Ariel uses in evaluating companies. Ariel strives to purchase companies that trade at more than a 40% discount to its estimate of private market value, trade for 13x or less forward cash earnings estimates, or both. Ariel’s chief tool is its extensive independent verification network. Ariel can then strategically interview management and outsiders, ignoring the immaterial and homing in on the critical. Ariel weighs its options carefully, using formal research reports to capture key information, which it then vets and discusses vigorously. After a healthy debate, the co-portfolio managers make the final purchase decision on each stock.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s
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portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund will often invest a significant portion of its assets in companies within the financial services sector and its performance may suffer if that sector underperforms the overall market.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group
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that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell Midcap® Value Index, which is a float-adjusted, market capitalization-weighted index that measures the performance of the mid cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.67% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.70% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Ariel, a Delaware limited liability company with its principal business address at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, is registered as an investment adviser pursuant to the Advisers Act and is a privately held minority-owned money manager.
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•John W. Rogers, Jr., Chairman and Co-Chief Executive Officer, has served as portfolio manager of the Fund since 2002 and founded Ariel in 1983.

•Timothy Fidler, CFA, Executive Vice President, has served as portfolio manager of the Fund since 2011 and joined Ariel in 1999.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the
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order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the
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Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that
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Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of
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America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$14.70	0.08	(2.11)	(2.03)	(0.66)	(2.70)	(3.36)	$9.31	(12.94%)
12/31/2021	$11.99	0.09	3.02	3.11	(0.29)	(0.11)	(0.40)	$14.70	26.13%
12/31/2020(d)	$11.55	0.23	0.72	0.95	(0.26)	(0.25)	(0.51)	$11.99	9.08%
12/31/2019	$10.29	0.14	2.24	2.38	(0.14)	(0.98)	(1.12)	$11.55	24.32%
12/31/2018	$12.11	0.14	(1.89)	(1.75)	(0.07)	(0.00)(e)	(0.07)	$10.29	(14.40%)
Institutional Class
12/31/2022	$15.92	0.14	(2.28)	(2.14)	(0.40)	(2.70)	(3.10)	$10.68	(12.69%)
12/31/2021	$12.97	0.15	3.26	3.41	(0.35)	(0.11)	(0.46)	$15.92	26.53%
12/31/2020	$12.29	0.23	0.85	1.08	(0.15)	(0.25)	(0.40)	$12.97	9.18%
12/31/2019	$10.01	0.16	2.31	2.47	(0.05)	(0.14)	(0.19)	$12.29	24.82%
12/31/2018	$11.60	0.15	(1.74)	(1.59)	—	(0.00)(e)	(0.00) (e)	$10.01	(13.70%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2022	$86,066	1.14%	1.05%	0.62%	31%
12/31/2021	$225,274	1.08%	1.05%	0.61%	42%
12/31/2020(d)	$102,080	1.12%	1.05%	2.20%	65%
12/31/2019	$95,546	1.11%	1.05%	1.02%	33%
12/31/2018	$84,940	1.08%	1.05%	0.88%	19%
Institutional Class
12/31/2022	$32,255	0.76%	0.70%	1.05%	31%
12/31/2021	$40,197	0.72%	0.70%	0.96%	42%
12/31/2020	$37,478	0.72%	0.70%	2.16%	65%
12/31/2019	$37,963	0.73%	0.70%	1.36%	33%
12/31/2018	$33,815	0.72%	0.70%	1.25%	19%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	On July 17, 2020, the Investor Class underwent a one for seven reverse stock split. The capital activity presented here has been retroactively adjusted to reflect this reverse split.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower Bond Index Fund
(formerly Great-West Bond Index Fund)
Institutional Class Ticker: MXCOX
Investor Class Ticker: MXBIX

(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks investment results that track the total return of the debt securities that comprise the Bloomberg U.S. Aggregate Bond Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.13%	0.13%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.02%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.02%	0.03%
Total Annual Fund Operating Expenses	0.15%	0.51%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.15%	0.50%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.15% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$15	$48	$85	$192
Investor Class	$51	$163	$284	$640
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Fund the relevant comparable attributes of the Benchmark Index. These sampling techniques involve investing in a limited number of
1

securities from the Benchmark Index that, when taken together, are expected to perform similarly to the Benchmark Index as a whole. These techniques take into account a variety of factors such as sector, yield, duration, credit quality and spread.
The Benchmark Index covers the U.S. investment grade bond market, including corporate bonds, government and mortgage-backed securities, and includes securities with short-, medium-, and long-term maturities. The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
The Fund’s investment portfolio is managed by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
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Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund will own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 31, 2020	3.35%
Worst Quarter	March 31, 2022	-5.98%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-13.44%	-0.21%	N/A	0.51%	5/1/2015
Investor Class	-13.68%	-0.56%	0.54%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%	0.72%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Jack Brown, CFA	Chief Investment Officer	2016
Maria Mendelsberg, CFA	Portfolio Manager	2019
Darrin Clough, CFA	Portfolio Manager	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information
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regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results that track the total return of the debt securities that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Fund the relevant comparable attributes of the Benchmark Index. These sampling techniques involve investing in a limited number of securities from the Benchmark Index that, when taken together, are expected to perform similarly to the Benchmark Index as a whole. These techniques take into account a variety of factors such as sector, yield, duration, credit quality and spread.
The Benchmark Index covers the U.S. investment grade bond market, including corporate bonds, government and mortgage-backed securities, and includes securities with short-, medium-, and long-term maturities.
•Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB- or higher by Standard & Poor’s Global Ratings or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.

•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.

•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.

•A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.
The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

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•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
The Benchmark Index includes over 12,000 securities and is rebalanced monthly on the last business day of each month. The Index maintains two universes of securities: a fixed set of securities and a dynamic set of securities. The fixed set of securities is determined at the beginning of each month and is not reset until the beginning of the next month. These securities are used to calculate the monthly Benchmark Index returns. The dynamic set of securities is a forward-looking projection that changes daily to reflect issues dropping out of and entering the Benchmark Index. Bonds may enter or fall out of the Benchmark Index on a daily basis, but only affect the composition at the end of the month when the Benchmark Index is rebalanced.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
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Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund will own less than all the securities of the Benchmark Index, which also may cause a
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variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

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•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Listed below are the ECM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since 2016 and joined ECM in 2015.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2019 and joined ECM in 2016.

•Darrin Clough, CFA, Portfolio Manager, has managed the Fund since 2020 and joined ECM in 2020; prior to joining ECM, Mr. Clough was employed at Oppenheimer Funds.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.13% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.15% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
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A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions
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and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of
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various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions
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received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing
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opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$14.54	0.23	(2.22)	(1.99)	—	(0.15)	(0.01)	(0.16)	$12.39	(13.68%)
12/31/2021	$15.12	0.16	(0.52)	(0.36)	—	(0.12)	(0.10)	(0.22)	$14.54	(2.39%)
12/31/2020	$14.51	0.22	0.82	1.04	—	(0.22)	(0.21)	(0.43)	$15.12	7.17%
12/31/2019	$13.57	0.32	0.77	1.09	(0.00) (d)	(0.15)	—	(0.15)	$14.51	8.09%
12/31/2018	$13.81	0.31	(0.37)	(0.06)	(0.00) (d)	(0.18)	—	(0.18)	$13.57	(0.41%)
Institutional Class
12/31/2022	$9.77	0.18	(1.49)	(1.31)	—	(0.20)	(0.01)	(0.21)	$8.25	(13.44%)
12/31/2021	$10.22	0.14	(0.34)	(0.20)	—	(0.15)	(0.10)	(0.25)	$9.77	(1.98%)
12/31/2020	$9.97	0.20	0.55	0.75	—	(0.29)	(0.21)	(0.50)	$10.22	7.52%
12/31/2019	$9.46	0.26	0.53	0.79	(0.00) (d)	(0.28)	—	(0.28)	$9.97	8.44%
12/31/2018	$9.74	0.25	(0.25)	0.00	(0.00) (d)	(0.28)	—	(0.28)	$9.46	0.03%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)(f)
Investor Class
12/31/2022	$1,862,529	0.51%	0.50%	1.78%	25%
12/31/2021	$1,349,431	0.50%	0.50%	1.05%	39%
12/31/2020	$524,344	0.51%	0.50%	1.47%	70%
12/31/2019	$246,097	0.50%	0.50%	2.29%	40%
12/31/2018	$305,517	0.51%	0.50%	2.31%	31%
Institutional Class
12/31/2022	$795,453	0.15%	0.15%	2.07%	25%
12/31/2021	$954,505	0.14%	0.14%	1.43%	39%
12/31/2020	$922,284	0.14%	0.14%	1.96%	70%
12/31/2019	$979,903	0.14%	0.14%	2.65%	40%
12/31/2018	$869,484	0.14%	0.14%	2.66%	31%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
(f)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding
TBA and dollar roll transactions, the portfolio turnover would have been 39%, 70%, 40%, and 31% for the years ended December 31 2021, 2020, 2019, and
2018, respectively.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower Core Bond Fund
(formerly Great-West Core Bond Fund)
Institutional Class Ticker: MXIUX
Investor Class Ticker: MXFDX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.08%	0.49%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.08%	0.14%
Total Annual Fund Operating Expenses	0.40%	0.81%
Fee Waiver and Expense Reimbursement[1]	0.05%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$123	$219	$500
Investor Class	$72	$248	$439	$991
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 490% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in a diversified portfolio of investment grade securities, including mortgage-backed securities, U.S. government securities, corporate fixed income securities, to-be-announced (“TBA”) securities, when-issued securities, asset-backed securities (including collateralized loan obligations (“CLOs”)) and municipal securities.
1

A portion of the Fund may invest in foreign investment grade fixed income securities, which may be denominated in either foreign currency or in U.S. dollars. The Fund may also invest in domestic or foreign below investment grade securities (commonly known as “high yield securities” or “junk bonds”), and may purchase interests in bank loans.
The Fund may invest in derivatives, including but not limited to interest rate, inflation, and total return forward rate agreements; deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; and interest rate, inflation, and total return swaps. The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment.
The Fund may invest in securities of any maturity and of any duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management Company LLP (“Wellington”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
GSAM seeks to provide total return consisting of capital appreciation and income. GSAM employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors with traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
Wellington seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg U.S. Aggregate Bond Index with equivalent or lower levels of risk.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to GSAM and a 50% allocation of the Fund’s assets to Wellington. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
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Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Derivatives Risk - The use of derivative instruments, including but not limited to interest rate, inflation, and total return forward rate agreements; deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; and interest rate, inflation, and total return swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
When-Issued Securities Risk - The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. In addition, a when-issued security transaction has potentially more counterparty risk than a regularly settled trade.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE
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(credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Collateralized Loan Obligations Risk - In addition to the normal risks associated with loan- and credit-related securities such as interest rate risk and credit risk, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (5) the CLO’s manager may perform poorly.
Short Position Risk - The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
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Prior to July 9, 2021, the Fund was sub-advised by Wellington; prior to March 31, 2021, the Fund was sub-advised by Wellington as well as Federated Investment Management Company (“Federated”); and prior to April 10, 2017, the Fund was sub-advised by Federated alone. Consequently, the Fund’s total returns shown below for the periods prior to July 9, 2021 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	4.66%
Worst Quarter	March 31, 2022	-6.39%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-14.37%	-0.08%	N/A	0.86%	5/1/2015
Investor Class	-14.70%	-0.43%	0.79%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%	0.72%
Investment Adviser
ECM
Sub-Advisers
GSAM and Wellington
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
GSAM
Ashish Shah	Managing Director, Chief Investment Officer of Public Investing	2022
Ron Arons, CFA	Managing Director, Portfolio Manager	2021
Paul Seary, CFA	Vice President, Portfolio Manager	2021
Wellington
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Robert D. Burn, CFA	Managing Director and Fixed Income Portfolio Manager	2017
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in a diversified portfolio of investment grade securities, including mortgage-backed securities, U.S. government securities, corporate fixed income securities, TBA securities, when-issued securities, asset-backed securities (including CLOs) and municipal securities. Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody's”) or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or are of
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a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
•A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.

•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.

•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.

•TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.

•In when-issued transactions, securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
A portion of the Fund may invest in foreign investment grade fixed income securities, which may be denominated in either foreign currency or in U.S. dollars. Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
The Fund may also invest in domestic or foreign below investment grade securities (commonly known as “high yield securities” or “junk bonds”), and may purchase interests in bank loans. Below investment grade securities are those rated Ba1 or lower by Moody’s or BB+ or lower by S&P or are of a comparable quality if unrated. Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.
The Fund may invest in derivatives, including but not limited to interest rate, inflation, and total return forward rate agreements; deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; and interest rate, inflation, and total return swaps. The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

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•An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
The Fund may invest in securities of any maturity and of any duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM and Wellington. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to GSAM and a 50% allocation of the Fund’s assets to Wellington. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.
GSAM seeks to provide total return consisting of capital appreciation and income. GSAM employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process. GSAM implements its investment philosophy through an investment process that seeks to maximize risk-adjusted performance by utilizing a diverse set of investment strategies that revolve around: (1) developing a long-term risk budget; (2) a fundamental investment process; (3) generating investment views and strategies; (4) constructing the portfolio; and (5) implementing dynamic adjustments based on market conditions.
Wellington seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg U.S. Aggregate Bond Index with equivalent or lower levels of risk. Wellington has an investment philosophy based on three key tenets: diversification, specialization, and risk control. To select securities, Wellington employs a disciplined investment process that combines a top-down strategy with bottom-up fundamental research supported at each step with rigorous risk controls.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities
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issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Derivatives Risk - The use of derivative instruments, including but not limited to interest rate, inflation, and total return forward rate agreements; deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; and interest rate, inflation, and total return swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying
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references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
When-Issued Securities Risk - The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. In addition, a when-issued security transaction has potentially more counterparty risk than a regularly settled trade because of the potentially extended settlement period, which increases the risk that the other party to the when-issued transaction fails to consummate the trade, resulting in a loss to the Fund or missed opportunity to profit from the trade.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The
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U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Collateralized Loan Obligations Risk - In addition to the normal risks associated with loan- and credit-related securities such as interest rate risk and credit risk, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (5) the CLO’s manager may perform poorly. CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs principally consist of senior tranches and, to a lesser extent, mezzanine tranches.
Short Position Risk - The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. Short positions may be considered speculative transactions and involve special risks, including greater reliance on a Sub-Adviser's ability to accurately anticipate the future value of a security or instrument.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk
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that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders). These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund's benchmark index is the Bloomberg U.S. Aggregate Bond Index, which covers the U.S. investment grade bond market, including corporate, government and mortgage-backed securities.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.32% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses
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incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC.

•Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, has served as portfolio manager of the Fund since 2022 and joined GSAM in 2018. Prior to joining GSAM, Mr. Shah was employed at AllianceBernstein.

•Ron Arons, CFA, Managing Director, Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined GSAM in 2010.

•Paul Seary, CFA, Vice President, Portfolio Manager has served as portfolio manager of the Fund since 2021 and joined GSAM in 2009.
Wellington, a Delaware limited liability partnership with its principal business address at 280 Congress Street, Boston MA 02210, is registered as an investment adviser pursuant to the Advisers Act. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years.

•Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager, has served as portfolio manager of the Fund since 2017 and joined Wellington in 2003.

•Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager, has served as portfolio manager of the Fund since 2017 and joined Wellington in 2000.

•Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager, has served as portfolio manager of the Fund since 2017 and joined Wellington in 2007.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
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Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
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Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
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It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
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Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or
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investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$11.08	0.18	(1.81)	(1.63)	-	(0.11)	-	(0.11)	$9.34	(14.70%)
12/31/2021	$11.55	0.12	(0.30)	(0.18)	(0.01)	(0.08)	(0.20)	(0.29)	$11.08	(1.55%)
12/31/2020	$11.03	0.21	0.67	0.88	-	(0.30)	(0.06)	(0.36)	$11.55	8.01%
12/31/2019	$10.35	0.28	0.67	0.95	-	(0.27)	-	(0.27)	$11.03	9.19%
12/31/2018	$10.73	0.30	(0.43)	(0.13)	-	(0.25)	-	(0.25)	$10.35	(1.21%)
Institutional Class
12/31/2022	$10.01	0.20	(1.64)	(1.44)	-	(0.19)	-	(0.19)	$8.38	(14.37%)
12/31/2021	$10.51	0.15	(0.28)	(0.13)	(0.01)	(0.16)	(0.20)	(0.37)	$10.01	(1.21%)
12/31/2020	$10.04	0.23	0.61	0.84	-	(0.31)	(0.06)	(0.37)	$10.51	8.46%
12/31/2019	$9.45	0.30	0.59	0.89	-	(0.30)	-	(0.30)	$10.04	9.45%
12/31/2018	$9.84	0.31	(0.39)	(0.08)	-	(0.31)	-	(0.31)	$9.45	(0.82%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$45,622	0.81%	0.70%	1.79%	490%
12/31/2021	$95,010	0.75%	0.70%	1.07%	407%
12/31/2020	$89,443	0.79%	0.70%	1.81%	265%
12/31/2019	$51,836	0.80%	0.70%	2.61%	180%
12/31/2018	$30,166	0.83%	0.70%	2.91%	154%
Institutional Class
12/31/2022	$394,322	0.40%	0.35%	2.20%	490%
12/31/2021	$474,577	0.37%	0.35%	1.42%	407%
12/31/2020	$420,772	0.39%	0.35%	2.20%	265%
12/31/2019	$438,963	0.39%	0.35%	2.99%	180%
12/31/2018	$375,724	0.40%	0.35%	3.25%	154%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding
TBA and dollar roll transactions, the portfolio turnover would have been 50%, 72%, 86%, 66% ,and 62% for the years ended December 31 2022, 2021, 2020,
2019, and 2018, respectively.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower Emerging Markets Equity Fund
(formerly Great-West Emerging Markets Equity Fund)
Institutional Class Ticker: MXENX
Investor Class Ticker: MXEOX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.93%	0.93%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.12%	0.51%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.12%	0.16%
Total Annual Fund Operating Expenses	1.05%	1.44%
Fee Waiver and Expense Reimbursement[2]	0.14%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.91%	1.26%
1
The fees and expenses of the Fund have been restated to reflect expense changes that will be effective on April 28, 2023.
2
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.91% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$93	$320	$566	$1,270
Investor Class	$128	$438	$770	$1,709
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by emerging markets companies. Emerging markets companies include companies that are listed or traded principally in, have their primary operations in, are domiciled in or derive a majority of their revenue from emerging market countries as defined by the MSCI Emerging Markets Index.
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The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
The Fund invests primarily in common stock but may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).
The Fund may invest in derivatives, including but not limited to spot and forward foreign exchange transactions.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Lazard Asset Management LLC (“Lazard”) and UBS Asset Management (Americas) Inc. (“UBS AM”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
Lazard invests in a broadly diversified portfolio of emerging market equity securities using a quantitative stock selection process.
UBS AM invests in emerging market equities through a high conviction strategy which seeks to leverage its fundamental analysis and current market opportunities.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 60% allocation of the Fund’s assets to Lazard and a 40% allocation of the Fund’s assets to UBS AM. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect
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certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Greater China Risk - Investing in securities economically tied to the Greater China region, which consists of mainland China, Hong Kong and Taiwan, may subject the Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets, negative foreign currency rate fluctuations and social, political, regulatory, economic or environmental instabilities and natural disasters. The economy, industries, and securities and currency markets of Greater China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low‑cost emerging economies. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from mainland China may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by Lazard, requires adherence to a systematic, disciplined process. Lazard's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Derivatives Risk - The use of derivative instruments, including but not limited to spot and forward foreign exchange transactions, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
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Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	19.06%
Worst Quarter	March 31, 2020	-23.11%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Since Inception	Inception Date
Institutional Class	-22.09%	-2.88%	1/5/2018
Investor Class	-22.34%	-3.22%	1/5/2018
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-20.09%	-1.83%
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Investment Adviser
ECM
Sub-Advisers
Lazard and UBS AM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Lazard
Paul Moghtader, CFA	Managing Director, Portfolio Manager/Analyst	2018
Taras Ivanenko, PhD, CFA	Director, Portfolio Manager/Analyst	2018
Ciprian Marin	Director, Portfolio Manager/Analyst	2018
Craig Scholl, CFA	Director, Portfolio Manager/Analyst	2018
Susanne Willumsen	Managing Director, Portfolio Manager/Analyst	2018
UBS AM
Urs Antonioli, CFA	Managing Director, Portfolio Manager, Head of Global Emerging Markets & Asia Pacific Equities	2018
Shou-Pin Choo, CFA	Managing Director, Portfolio Manager/Research Analyst	2018
Gabriel Csendes, CFA	Managing Director, Portfolio Manager/Research Analyst	2018
Manish Modi, CFA	Managing Director, Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by emerging markets companies. Emerging markets companies include companies that are listed or traded principally in, have their primary operations in, are domiciled in or derive a majority of their revenue from emerging market countries as defined by the MSCI Emerging Markets Index. Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer.
The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
The Fund invests primarily in common stock but may also invest in depositary receipts. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.
The Fund may invest in derivatives, including but not limited to spot and forward foreign exchange transactions. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Lazard and UBS AM. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 60% allocation of the Fund’s assets to Lazard and a 40% allocation of the Fund’s assets to UBS AM. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Lazard invests in a broadly diversified portfolio of emerging market equity securities using a quantitative stock selection process. The active, quantitative approach utilized by Lazard involves initial screening, risk assessment and evaluation of each company relative to its global peers. Lazard uses an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multi-dimensional assessment of risk, each company is evaluated daily according to a series of independent, proprietary measures, including projected growth, relative valuation, market sentiment and financial quality. Trades are made when a stock’s expected return net of transaction costs is sufficiently greater than an existing holding to warrant the trade. In constructing its portfolio, Lazard carefully manages risk exposures to avoid macro-economic bets and unintended exposures to capitalization, currency, systematic risk (beta) and dividend yield relative to the benchmark index. The portion of the Fund managed by Lazard typically will hold between 125-225 securities and is well diversified by industry, sector, region and country approximately in proportion to the benchmark index.
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UBS AM invests in emerging market equities through a high conviction strategy which seeks to leverage the portfolio management team’s fundamental analysis and current market opportunities. UBS AM invests mostly in equities or equity related instruments from emerging and developing countries around the world. UBS AM’s investment style is focused on investment fundamentals. UBS AM tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. To implement this style, UBS AM purchases those securities that appear to be underpriced relative to their fundamental values. The portion of the Fund managed by UBS AM will typically hold 20-40 stocks, representing the best ideas of UBS AM’s investment team. These may be of any size and drawn from any sector. UBS AM may invest in money market instruments and in cash deposits in various currencies.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to
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evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Greater China Risk - Investing in securities economically tied to the Greater China region, which consists of mainland China, Hong Kong and Taiwan, may subject the Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets, negative foreign currency rate fluctuations and social, political, regulatory, economic or environmental instabilities and natural disasters. The economy, industries, and securities and currency markets of Greater China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low‑cost emerging economies. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from mainland China may also have an adverse impact on Chinese issuers. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers which may negatively affect the liquidity and price of their securities. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China. Investments in Greater China are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, and imperfect information because companies in the Greater China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. The government of The People’s Republic of China (“PRC”) exercises significant regulatory control over the economy in mainland China and may at any time alter or discontinue economic reforms. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to mainland China, but changes to their political and economic relationships with the PRC could adversely impact the Fund’s investments in Taiwan and Hong Kong.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their
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primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by Lazard, requires adherence to a systematic, disciplined process. Lazard's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Derivatives Risk - The use of derivative instruments, including but not limited to spot and forward foreign exchange transactions, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the
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Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the MSCI Emerging Markets Index, which is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. As of December 31, 2022, the MSCI Emerging Markets Index consisted of 24 emerging economies.
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Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.93% of the Fund’s average daily net assets up to $1 billion dollars, 0.88% of the Fund’s average daily net assets over $1 billion and 0.83% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.91% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Lazard, a Delaware limited liability company with its principal business address at 30 Rockefeller Plaza, New York, New York 10112-6300, is registered as an investment adviser pursuant to the Advisers Act. Lazard provides investment management services to client discretionary accounts. It is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

•Paul Moghtader, CFA, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2018 and joined Lazard in 2007.

•Taras Ivanenko, PhD, CFA, Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2018 and joined Lazard in 2007.

•Ciprian Marin, Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2018 and joined Lazard in 2008.

•Craig Scholl, CFA, Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2018 and joined Lazard in 2007.

•Susanne Willumsen, Managing Director, Portfolio Manager/Analyst, has served as portfolio manager of the Fund since 2018 and joined Lazard in 2008.
UBS AM, a Delaware corporation with its principal business address at 787 Seventh Avenue, New York, New York 10019, is registered as an investment adviser pursuant to the Advisers Act. UBS AM is a member of the UBS Asset Management business division and a wholly-owned subsidiary of UBS Group AG, a publicly traded company.

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•Urs Antonioli, CFA, Managing Director, Portfolio Manager, Head of Global Emerging Markets & Asia Pacific Equities has served as portfolio manager of the Fund since 2018 and joined UBS AM in 1994.

•Shou-Pin Choo, CFA, Managing Director, Portfolio Manager/Research Analyst, has served as portfolio manager of the Fund since 2018 and joined UBS AM in 2000.

•Gabriel Csendes, CFA, Managing Director, Portfolio Manager/Research Analyst, has served as portfolio manager of the Fund since 2018 and joined UBS AM in 1999.

•Manish Modi, CFA, Managing Director, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined UBS AM in 2004.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the
12

order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
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When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts
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maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to
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0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
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Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$10.18	0.17	(2.44)	(2.27)	—	(0.11)	(0.02)	(0.13)	$7.78	(22.34%)
12/31/2021	$11.02	0.09	(0.58)	(0.49)	—	(0.14)	(0.21)	(0.35)	$10.18	(4.43%)
12/31/2020	$9.39	0.16	1.67	1.83	(0.01)	(0.19)	—	(0.20)	$11.02	19.57%
12/31/2019	$7.79	0.10	1.59	1.69	(0.01)	(0.08)	—	(0.09)	$9.39	21.67%
12/31/2018(d)	$10.00	0.09	(2.22)	(2.13)	—	(0.08)	—	(0.08)	$7.79	(21.34%) (e)
Institutional Class
12/31/2022	$10.26	0.21	(2.47)	(2.26)	—	(0.12)	(0.02)	(0.14)	$7.86	(22.09%)
12/31/2021	$11.03	0.15	(0.60)	(0.45)	—	(0.11)	(0.21)	(0.32)	$10.26	(4.08%)
12/31/2020	$9.35	0.13	1.74	1.87	(0.01)	(0.18)	—	(0.19)	$11.03	20.05%
12/31/2019	$7.78	0.14	1.57	1.71	(0.01)	(0.13)	—	(0.14)	$9.35	21.97%
12/31/2018(d)	$10.00	0.12	(2.22)	(2.10)	—	(0.12)	—	(0.12)	$7.78	(21.02%) (e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2022	$326,138	1.41%	1.23%	2.04%	53%
12/31/2021	$252,800	1.41%	1.23%	0.83%	84%
12/31/2020	$51,824	1.49%	1.23%	1.59%	78%
12/31/2019	$10,129	1.50%	1.23%	1.21%	66%
12/31/2018(d)	$12,536	1.56% (g)	1.23% (g)	0.98% (g)	60%(e)
Institutional Class
12/31/2022	$332,721	1.05%	0.88%	2.40%	53%
12/31/2021	$415,478	1.02%	0.88%	1.35%	84%
12/31/2020	$382,081	1.03%	0.88%	1.39%	78%
12/31/2019	$355,796	1.01%	0.88%	1.63%	66%
12/31/2018(d)	$328,510	1.07% (g)	0.88% (g)	1.37% (g)	60%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
19

EMPOWER FUNDS, INC.
Empower Global Bond Fund
(formerly Great-West Global Bond Fund)
Institutional Class Ticker: MXZMX
Investor Class Ticker: MXGBX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks current income with capital appreciation and growth of income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.57%	0.57%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.08%	0.56%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.08%	0.21%
Total Annual Fund Operating Expenses	0.65%	1.13%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.13%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.65%	1.00%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.65% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$66	$208	$362	$810
Investor Class	$102	$346	$610	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 176% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds issued by companies, governments and government agencies located around the world. Bonds include fixed income securities of any maturity, such as mortgage-backed securities, U.S. government securities, asset-backed securities, floating rate loans (limited to up to 20% of the Fund’s net assets) and other floating rate securities, Eurodollar and yankee dollar instruments, to-be-announced (“TBA”) securities, notes (including structured notes), bills, and debentures.
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Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities. The Fund’s investments may be denominated in both the U.S. dollar and currencies of other developing and emerging market countries and the Fund may invest without limit in developing and emerging markets.
The Fund focuses on investment grade securities but may invest up to 25% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund may invest in exchange-traded funds (“ETFs”) and other pooled investment vehicles. The Fund may also invest in derivatives, including but not limited to futures contracts, forward foreign currency contracts, options on futures contracts, purchased and written options, purchased and written swaptions, credit default swaps, total return swaps and interest rate swaps.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Insight North America LLC (“Insight”) and RBC Global Asset Management (UK) Limited (“RBC GAM UK”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
Insight focuses on identifying undervalued government bond markets, currencies, sectors and securities and looks for fixed income securities with the most potential for added value.
RBC GAM UK’s investment process combines a top-down focus on structural trends in policy and politics and impacts on global fixed income markets with a bottom-up relative value strategy for security and sector selection. RBC GAM UK also incorporates environmental, social and governance (“ESG”) factors as part of its investment process. Consideration of ESG factors and risks is only one component of RBC GAM UK’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Insight and a 50% allocation of the Fund’s assets to RBC GAM UK. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
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Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward foreign currency contracts, options on futures contracts, purchased and written options, purchased and written swaptions, credit default swaps, total return swaps and interest rate swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Over-the-Counter Risk - Over-the-Counter (“OTC”) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
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To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Floating Rate Loan Risk - Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. The floating rate loans in which the Fund invests typically will be below investment grade quality and, like other below investment grade securities (commonly known as “high yield securities” or “junk bonds”), are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
Pooled Investment Vehicle Risk - The Fund faces the risk that a pooled investment vehicle in which it invests will not achieve its investment objective. The Fund also is subject to the risks of the underlying assets in which the pooled investment vehicles invest. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses. In addition, the Fund may incur brokerage costs when purchasing and selling shares of pooled investment vehicles. There may be no active market for shares of certain pooled investment vehicles and such shares may be highly illiquid.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration
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of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On August 24, 2018, the Fund added another Sub-Adviser, Insight (formerly known as Mellon Investments Corporation), alongside the existing Sub-Adviser, Franklin Advisers, Inc. (“Franklin”). On July 9, 2021, the Fund replaced Franklin with RBC GAM UK (formerly known as BlueBay Asset Management LLP). Consequently, the Fund’s total returns shown below for the periods prior to these dates are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2022	6.92%
Worst Quarter	June 30, 2022	-9.14%
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Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-14.35%	-2.33%	N/A	-1.53%	5/1/2015
Investor Class	-14.65%	-2.68%	-1.22%	N/A
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	-16.25%	-1.66%	-0.44%	-0.19%
Investment Adviser
ECM
Sub-Advisers
Insight and RBC GAM UK
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Insight
Brendan J. Murphy, CFA	Head of Global Fixed Income, North America	2018
Nathaniel Hyde, CFA	Portfolio Manager	2022
RBC GAM UK
Mark Dowding	Chief Investment Officer and Senior Portfolio Manager	2021
Kaspar Hense, CFA	Senior Portfolio Manager	2021
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks current income with capital appreciation and growth of income.
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Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds issued by companies, governments and government agencies located around the world. Bonds include fixed income securities of any maturity, such as mortgage-backed securities, U.S. government securities, asset-backed securities, floating rate loans (limited to up to 20% of the Fund’s net assets) and other floating rate securities, Eurodollar and yankee dollar instruments, TBA securities, notes (including structured notes), bills, and debentures.
•Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.

•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.

•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of government-sponsored enterprises are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.

•Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.

•Floating rate loans are debt instruments issued by companies or other entities with floating interest rates that reset periodically.

•Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the U.S., primarily in Europe. Yankee dollar instruments are U.S. dollar-denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations.

•TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.

•Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators.

•A bill is a short-term debt instrument, usually with a maturity of two years or less.

•Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.
Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities. The Fund’s investments may be denominated in both the U.S. dollar and currencies of other developing and emerging market countries and the Fund may invest without limit in developing and emerging markets. Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
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The Fund focuses on investment grade securities but may invest up to 25% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody's”) or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it. Below investment grade securities are those rated Ba1 or lower by Moody’s or BB+ or lower by S&P or are of a comparable quality if unrated.

The Fund may invest in ETFs and other pooled investment vehicles. ETFs are a type of investment company the shares of which are bought and sold on a securities exchange. ETFs are generally designed to replicate, as closely as possible before expenses, the performance of a particular market index but some ETFs are actively managed and instead of replicating a particular index they seek to outperform it or outperform a basket of securities or price of a commodity or currency.

The Fund may also invest in derivatives, including but not limited to futures contracts, forward foreign currency contracts, options on futures contracts, purchased and written options, purchased and written swaptions, credit default swaps, total return swaps and interest rate swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

•An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Insight and RBC GAM UK. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Insight and a 50% allocation of the Fund’s assets to RBC GAM UK. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Insight focuses on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasizes the use of an interest rate forecasting strategy. Insight selects securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt; and focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.
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RBC GAM UK’s investment process combines a top-down focus on structural trends in policy and politics and impacts on global fixed income markets with a bottom-up relative value strategy for security and sector selection. RBC GAM UK believes that these inefficiencies can be identified and exploited through active management based on proprietary research. RBC GAM UK operates a single investment process, supported by one deeply resourced team of high-quality investment specialists. RBC GAM UK’s specialists adopt a forensic approach to proprietary macro, credit and ESG research to help identify both long and short opportunities across the investment universe. Consideration of ESG factors and risks is only one component of RBC GAM UK’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend its securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
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Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all,
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foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward foreign currency contracts, options on futures contracts, purchased and written options, purchased and written swaptions, credit default swaps, total return swaps and interest rate swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Over-the-Counter Risk - OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. OTC-listed companies may have limited product lines, markets or financial resources. The Fund may experience difficulty in purchasing or selling these securities at a fair price.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Floating Rate Loan Risk - Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. The floating rate loans in which the Fund invests typically will be below investment grade quality and, like other below investment grade securities
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(commonly known as “high yield securities” or “junk bonds”), are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the Fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Fund’s assets may be invested in a single issuer, the Fund’s performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Pooled Investment Vehicle Risk - The Fund faces the risk that a pooled investment vehicle in which it invests will not achieve its investment objective. The Fund also is subject to the risks of the underlying assets in which the pooled investment vehicles invest. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of any advisory and administrative fees with respect to assets so invested. Therefore, shareholders may be subject to duplicative expenses to the extent that the Fund invests in pooled investment vehicles. In addition, the Fund may incur brokerage costs when purchasing and selling shares of pooled investment vehicles. Further, certain pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “bid” price quoted by a seller and the “ask” price offered by a buyer. Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk. There may be no active market for shares of certain pooled investment vehicles and such shares may be highly illiquid.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their
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loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders). These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Bloomberg Global Aggregate Index, which is a flagship measure of global investment grade debt from various local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed rate bonds from both developed and emerging markets issuers.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.57% of the Fund’s average daily net assets up to $1 billion dollars, 0.52% of the Fund’s average daily net assets over $1 billion and 0.47% of the
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Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.65% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Insight, a New York limited liability company with its principal business address at 200 Park Avenue, New York, New York, 10166, is registered as an investment adviser pursuant to the Advisers Act. Insight is an indirect wholly-owned subsidiary of the Bank of New York Mellon Corporation, a global financial services organization that provides investment management and services worldwide.

•Brendan J. Murphy, CFA, Head of Global Fixed Income Strategies, North America, has served as portfolio manager of the Fund since 2018 and joined Insight in 2005.

•Nathaniel Hyde, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2022 and joined Insight in 2007.
RBC GAM UK, a corporation organized under the laws of England and Wales, with its principal business address at 77 Grosvenor Street, London, W1K3JR, is registered as an investment adviser pursuant to the Advisers Act. RBC GAM UK is an indirect, wholly-owned subsidiary of the Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. RBC GAM UK was founded in 1998 and provides global investment management services and solutions to institutional, high net worth and individual investors.

•Mark Dowding, Partner, Chief Investment Officer and Senior Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined RBC GAM UK in 2010.

•Kaspar Hense, CFA, Partner, Senior Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined RBC GAM UK in 2014.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated
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person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
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The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not
17

including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable
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contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
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Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$7.88	0.10	(1.26)	(1.16)	(0.03)	(0.02)	(0.03)	(0.08)	$6.64	(14.65%)
12/31/2021	$8.43	0.03	(0.57)	(0.54)	-	(0.01)	-	(0.01)	$7.88	(6.46%)
12/31/2020	$8.09	0.10	0.33	0.43	(0.02)	(0.07)	-	(0.09)	$8.43	5.33%
12/31/2019	$8.07	0.20	0.13	0.33	-	(0.31)	-	(0.31)	$8.09	4.07%
12/31/2018	$8.34	0.30	(0.32)	(0.02)	-	(0.22)	(0.03)	(0.25)	$8.07	(0.27%)
Institutional Class
12/31/2022	$8.75	0.14	(1.40)	(1.26)	(0.03)	(0.03)	(0.03)	(0.09)	$7.40	(14.35%)
12/31/2021	$9.33	0.07	(0.63)	(0.56)	-	(0.02)	-	(0.02)	$8.75	(6.03%)
12/31/2020	$8.95	0.16	0.35	0.51	(0.02)	(0.11)	-	(0.13)	$9.33	5.72%
12/31/2019	$8.91	0.25	0.14	0.39	-	(0.35)	-	(0.35)	$8.95	4.39%
12/31/2018	$9.20	0.35	(0.35)	0.00	-	(0.26)	(0.03)	(0.29)	$8.91	0.06%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$20,801	1.13%	1.00%	1.48%	176%
12/31/2021	$25,775	1.09%	1.01%	0.32%	184%
12/31/2020	$29,333	1.10%	1.01%	1.25%	104%
12/31/2019	$38,388	1.07%	1.01%	2.46%	73%
12/31/2018	$41,754	1.12%	1.01%	3.60%	123%
Institutional Class
12/31/2022	$421,489	0.65%	0.65%	1.83%	176%
12/31/2021	$513,789	0.64%	0.64%	0.74%	184%
12/31/2020	$460,046	0.66%	0.66%	1.76%	104%
12/31/2019	$470,867	0.65%	0.65%	2.79%	73%
12/31/2018	$409,355	0.70%	0.66%	3.80%	123%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)
Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 96% and 138% for the years ended December 31, 2022 and December 31, 2021, respectively.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower Government Money Market Fund
(formerly Great-West Government Money Market Fund)
Institutional Class Ticker: MXGXX
Investor Class Ticker: MXMXX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.02%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.02%	0.03%
Total Annual Fund Operating Expenses	0.12%	0.48%
Fee Waiver and Expense Reimbursement[1]	0.01%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.11%	0.46%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.11% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limit will remain in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement. The Expense Limit cannot be increased without shareholder approval. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$11	$38	$67	$153
Investor Class	$47	$152	$267	$602
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets in government securities. Under normal circumstances, at least 99.5% of the Fund’s total assets will be invested in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities. The Fund will invest in high-quality, short-term fixed income securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. government, and securities of agencies of the U.S. government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.
The Fund will only invest in securities that are denominated in U.S. dollars and in securities with a weighted average maturity of less than 60 days and a dollar-weighted average life to maturity of no more than 120 days. These securities will have a rating in one of the two highest rating categories for short-term fixed income obligations by at least one nationally recognized statistical rating
1

organization such as Moody’s Investors Service, Inc. or Standard & Poor’s Global Ratings (or unrated securities determined by the portfolio managers to be of comparable quality).
The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.
The Fund’s investment portfolio is managed by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Money Market Fund Regulation Risk - The SEC and other government agencies continue to review the regulation of money market funds. Any regulatory or legislative changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the Fund.
Possible Loss of Money Risk - You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For example, the Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.
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Stable NAV Risk - The Fund may not be able to maintain an NAV of $1.00 per share at all times. If the Fund fails to maintain a stable NAV, or if there is a perceived threat of such a failure, the Fund, along with other money market funds, could be subject to increased redemption activity.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2018	1.39%
Worst Quarter	March 31, 2021	0.00%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	1.45%	1.14%	N/A	0.92%	10/5/2015
Investor Class	1.22%	0.92%	0.50%	N/A
Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.
As of December 31, 2022, the Fund’s 7-day yield and its effective yield were:
	7-Day Yield	Effective Yield
Institutional Class	4.27%	4.36%
Investor Class	3.98%	4.06%
Investment Adviser
ECM
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Darrin Clough, CFA	Portfolio Manager	2022
Jason Harubin, CFA	Assistant Portfolio Manager	2022
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets in government securities. Under normal circumstances, at least 99.5% of the Fund’s total assets will be invested in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities. The Fund will invest in high-quality, short-term fixed income securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. government, and securities of agencies of the U.S. government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.
U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
The Fund will only invest in securities that are denominated in U.S. dollars and in securities with a weighted average maturity of less than 60 days and a dollar-weighted average life to maturity of no more than 120 days. These securities will have a rating in one
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of the two highest rating categories for short-term fixed income obligations by at least one nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. or Standard & Poor’s Global Ratings (or unrated securities determined by the portfolio managers to be of comparable quality).
Except as permitted under Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”), as amended, the Fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government issued securities or securities subject to certain types of guarantees as defined in the 1940 Act.
The Fund seeks to maintain a stable NAV of $1.00 per share.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate
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the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Money Market Fund Regulation Risk - The SEC and other government agencies continue to review the regulation of money market funds. As of the date of this Prospectus, the SEC has proposed changes to the rules that govern money market funds. Legislative developments may also affect money market funds. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the Fund.
Possible Loss of Money Risk - You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For example, the Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.
Stable NAV Risk - The Fund may not be able to maintain an NAV of $1.00 per share at all times. If the Fund fails to maintain a stable NAV, or if there is a perceived threat of such a failure, the Fund, along with other money market funds, could be subject to increased redemption activity. Shareholders of the Fund should not rely on or expect the Fund’s sponsor or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund, or take other actions to help the Fund maintain a stable $1.00 share price.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Listed below are the ECM portfolio managers that have responsibility for the day-to-day management of the Fund.
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•Darrin Clough, CFA, Portfolio Manager, has managed the Fund since 2022 and joined ECM in 2020; prior to joining ECM, Mr. Clough was employed at Oppenheimer Funds.

•Jason Harubin, CFA, Assistant Portfolio Manager, has managed the Fund since 2022 and joined ECM in 2021. Prior to joining ECM Mr. Harubin was employed at First National Bank of Omaha.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.11% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limit will remain in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with ECM. The Expense Limit cannot be increased without shareholder approval. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of a Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Effective April 29, 2022, ECM and Empower contractually agreed to temporarily waive management fees and Shareholder Services Fees, as applicable, and to absorb any Fund expenses that, based on the average daily net assets of each share class of the Fund, would collectively result in the annual yield of each share class of the Fund to be less than 0.01%. This agreement shall terminate upon termination of the investment advisory agreement, or at any time upon written notice by ECM and Empower. Under the agreement, ECM and Empower may recoup, subject to Board approval, these waivers, reimbursements and payments in future periods, not exceeding three years following the particular waiver/reimbursement/payment, provided total annual Fund operating expenses of a share class plus such recoupment do not exceed the lesser of the expense limitation that was in place at the time of the waiver/reimbursement/payment or the expense limitation in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if
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trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is determined by using the amortized cost method of valuation. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends monthly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as
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described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable
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contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence
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or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$1.00	0.01	-	0.01	(0.01)	-	(0.01)	$1.00	1.22%
12/31/2021	$1.00	0.00	-	0.00	-	-	-	$1.00	0.01%
12/31/2020	$1.00	0.00 (d)	-	0.00 (d)	(0.00) (d)	-	-(d)	$1.00	0.29%
12/31/2019	$1.00	0.02	-	0.02	(0.02)	-	(0.02)	$1.00	1.77%
12/31/2018	$1.00	0.01	-	0.01	(0.01)	-	(0.01)	$1.00	1.39%
Institutional Class
12/31/2022	$1.00	0.01	-	0.01	(0.01)	-	(0.01)	$1.00	1.45%
12/31/2021	$1.00	0.00	-	0.00	-	-	-	$1.00	0.01%
12/31/2020	$1.00	0.00 (d)	-	0.00 (d)	(0.00) (d)	-	-(d)	$1.00	0.42%
12/31/2019	$1.00	0.02	-	0.02	(0.02)	-	(0.02)	$1.00	2.11%
12/31/2018	$1.00	0.02	-	0.02	(0.02)	-	(0.02)	$1.00	1.75%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate
Supplemental Data and Ratios
Investor Class
12/31/2022	$367,906	0.48%	0.32%	1.19%	N/A
12/31/2021	$396,600	0.48%	0.02%	0.01%	N/A
12/31/2020	$859,119	0.47%	0.26%	0.33%	N/A
12/31/2019	$1,862,887	0.48%	0.46%	1.72%	N/A
12/31/2018	$1,476,098	0.48%	0.46%	1.39%	N/A
Institutional Class
12/31/2022	$241,823	0.12%	0.10%	1.31%	N/A
12/31/2021	$221,457	0.12%	0.03%	0.01%	N/A
12/31/2020	$246,184	0.12%	0.09%	0.38%	N/A
12/31/2019	$165,299	0.12%	0.11%	2.11%	N/A
12/31/2018	$209,011	0.11%	0.11%	1.74%	N/A

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses waived. Without the expense waiver, the return shown would have been lower.
(c)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
13

EMPOWER FUNDS, INC.
Empower High Yield Bond Fund
(formerly Great-West High Yield Bond Fund)
Institutional Class Ticker: MXFRX
Investor Class Ticker: MXHYX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.06%	0.48%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.06%	0.13%
Total Annual Fund Operating Expenses	0.66%	1.08%
Fee Waiver and Expense Reimbursement[2]	0.03%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.63%	0.98%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 28, 2023.
2
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.63% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$64	$208	$365	$820
Investor Class	$100	$334	$586	$1,308
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody's”) or BB+ or lower by Standard & Poor’s Global Ratings (“S&P”) or are of a comparable quality if unrated and no more than 35% of the Fund’s total assets may be
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invested in securities that have below a B3/B- rating. The Fund will invest primarily in fixed or floating rate income securities, such as corporate bonds, convertible securities, bank loans (term and revolving), zero coupon bonds and Rule 144A fixed income securities that are subject to resale restrictions. The Fund invests primarily in securities that have intermediate to long-term maturities (three years or longer).
Up to 20% of the total assets of the Fund may be invested in non-corporate fixed income securities. The Fund may invest in foreign securities and up to 20% of its total assets may be invested in securities not denominated in U.S. dollars. The Fund may invest in derivatives, including but not limited to forward currency contracts, futures and options on securities, securities indices or currencies, options on these futures, credit default swaps and credit default swap indices, and interest rate or currency swaps.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam Investment Management, LLC (the “Sub-Adviser” or “Putnam”). Putnam’s investment approach combines a top-down, macroeconomic overview with strong fundamental credit research, which provides sector-specific coverage across the full credit rating spectrum (AAA to distressed) and capital structure (loans to equity). Putnam integrates environmental, social, and governance (“ESG”) considerations into its fundamental research process and investment decision-making when the portfolio managers consider them material and relevant. However, ESG considerations do not represent a primary focus of Putnam's investment process.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
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Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Derivatives Risk - The use of derivative instruments, including but not limited to forward currency contracts, futures and options on securities, securities indices or currencies, options on these futures, credit default swaps and credit default swap indices, and interest rate or currency swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index and a composite index which has investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	12.30%
Worst Quarter	March 31, 2020	-12.24%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-11.61%	2.51%	N/A	3.43%	5/1/2015
Investor Class	-11.80%	2.17%	3.69%	N/A
J.P. Morgan Developed High Yield Index (reflects no deduction for fees, expenses or taxes)	-10.48%	2.25%	4.18%	3.57%
ICE BofAML 80% US High Yield 20% US Convertible Index (reflects no deduction for fees, expenses or taxes)	-12.72%	3.59%	5.18%	4.37%
Investment Adviser
ECM
Sub-Adviser
Putnam
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Robert L. Salvin	Head of Corporate and Tax-exempt Credit, Portfolio Manager	2009
Norman P. Boucher	Portfolio Manager	2009
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
4

Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are those rated Ba1 or lower by Moody’s or BB+ or lower by S&P or are of a comparable quality if unrated and no more than 35% of the Fund’s total assets may be invested in securities that have below a B3/B- rating. The Fund will invest primarily in fixed or floating rate income securities, such as corporate bonds, convertible securities, bank loans (term and revolving), zero coupon bonds and Rule 144A fixed income securities that are subject to resale restrictions. The Fund invests primarily in securities that have intermediate to long-term maturities (three years or longer).
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.

•Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock.

•Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.

•Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

•Zero coupon bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.
Up to 20% of the total assets of the Fund may be invested in non-corporate fixed income securities. The Fund may invest in foreign securities and up to 20% of its total assets may be invested in securities not denominated in U.S. dollars. Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.

The Fund may invest in derivatives, including but not limited to forward currency contracts, futures and options on securities, securities indices or currencies, options on these futures, credit default swaps and credit default swap indices, and interest rate or
5

currency swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Fund. It is expected, however, that the portfolio managers will make active use of short-term reserves when deemed appropriate. Except for obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, no more than 5% of the total assets of the Fund will be invested in the assets of any one issuer. No more than 25% of the total assets of the Fund will be invested in any one industry, as defined by the portfolio managers.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Adviser Selects Investments
Putnam’s investment approach combines a top-down, macroeconomic overview with strong fundamental credit research, which provides sector-specific coverage across the full credit rating spectrum (AAA to distressed) and capital structure (loans to equity). Security selection decisions are made daily based on fundamental credit developments and market opportunities and implemented against the current portfolio strategy. Security and issuer exposure are determined relative to the index, and result from the portfolio managers’ conviction in the idea and the potential risk-adjusted return of the security. The investment decision is focused on maximizing the risk and return profile of the portfolio by investing in issues that best fit the outlook for the market and offer the best relative value. Sector allocation decisions are a function of relative value across sectors, the regulatory landscape, and technical factors. Country selection considers the economic outlook, currency and liquidity, the bankruptcy regime, and political risks which vary globally.
Putnam integrates ESG considerations into its fundamental research process and investment decision-making when the portfolio managers consider them material and relevant. However, ESG considerations do not represent a primary focus of Putnam’s investment process.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
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Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
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Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund. Convertible securities are also subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Derivatives Risk - The use of derivative instruments, including but not limited to forward currency contracts, futures and options on securities, securities indices or currencies, options on these futures, credit default swaps and credit default swap indices, and interest rate or currency swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other
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portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or
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evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark indexes are the J.P. Morgan Developed High Yield Index and a composite index consisting of an 80% weighting to the ICE Bank of America Merrill Lynch U.S. High Yield Index and a 20% weighting to the ICE Bank of America Merrill Lynch All U.S. Convertible Index. The J.P. Morgan Developed High Yield Index is an unmanaged index of high yield fixed income securities issued in developed countries. The ICE Bank of America Merrill Lynch U.S. High Yield Index measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The ICE Bank of America Merrill Lynch All U.S. Convertible Index tracks the performance of publicly issued U.S. dollar denominated convertible securities of U.S. companies.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion dollars, 0.55% of the Fund’s average daily net assets over $1 billion and 0.50% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.63% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
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Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.
Putnam is an affiliate of ECM, Empower of America and Empower. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to ECM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Robert L. Salvin, Head of Corporate and Tax-Exempt Credit, Portfolio Manager, has served as portfolio manager of the Fund since 2009 and joined Putnam in 2000.

•Norman P. Boucher, Portfolio Manager, has served as portfolio manager of the Fund since 2009 and joined Putnam in 1998.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time
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or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these
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gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
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Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
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Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$8.40	0.21	(1.21)	(1.00)	-	(0.25)	-	(0.25)	$7.15	(11.80%)
12/31/2021	$8.36	0.16	0.14	0.30	-	(0.26)	-	(0.26)	$8.40	3.65%
12/31/2020	$7.84	0.26	0.57	0.83	-	(0.31)	-	(0.31)	$8.36	10.79%
12/31/2019	$7.23	0.34	0.69	1.03	(0.00) (d)	(0.42)	-	(0.42)	$7.84	14.40%
12/31/2018	$8.13	0.43	(0.74)	(0.31)	-	(0.59)	-	(0.59)	$7.23	(3.92%)
Institutional Class
12/31/2022	$10.47	0.30	(1.52)	(1.22)	-	(0.26)	-	(0.26)	$8.99	(11.61%)
12/31/2021	$10.28	0.31	0.10	0.41	-	(0.22)	-	(0.22)	$10.47	4.03%
12/31/2020	$9.56	0.35	0.71	1.06	-	(0.34)	-	(0.34)	$10.28	11.27%
12/31/2019	$8.74	0.44	0.84	1.28	(0.00) (d)	(0.46)	-	(0.46)	$9.56	14.73%
12/31/2018	$9.69	0.55	(0.89)	(0.34)	-	(0.61)	-	(0.61)	$8.74	(3.58%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$277,799	1.14%	1.09%	2.84%	49%
12/31/2021	$290,677	1.20%	1.10%	1.88%	58%
12/31/2020	$6,675	1.56%	1.10%	3.37%	61%
12/31/2019	$7,642	1.48%	1.10%	4.35%	64%
12/31/2018	$8,299	1.39%	1.10%	5.41%	40%
Institutional Class
12/31/2022	$224,746	0.76%	0.74%	3.13%	49%
12/31/2021	$293,237	0.78%	0.75%	2.94%	58%
12/31/2020	$267,454	0.79%	0.75%	3.71%	61%
12/31/2019	$262,043	0.78%	0.75%	4.66%	64%
12/31/2018	$239,618	0.79%	0.75%	5.76%	40%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
18

EMPOWER FUNDS, INC.
Empower Inflation-Protected Securities Fund
(formerly Great-West Inflation-Protected Securities Fund)
Institutional Class Ticker: MXIOX
Investor Class Ticker: MXIHX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.06%	1.24%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.06%	0.89%
Total Annual Fund Operating Expenses	0.39%	1.57%
Fee Waiver and Expense Reimbursement[1]	0.04%	0.87%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$121	$215	$489
Investor Class	$72	$410	$773	$1,794
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-protected securities (“IPS”) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics.
1

The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps that reference the Consumer Price Index For All Urban Consumers (“CPI-U”) as well as other measures of inflation.
The remainder of the Fund’s assets may be invested in other fixed income securities, including, corporate bonds, asset-backed securities, mortgage-backed securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), securities issued by foreign corporate and governmental issuers and U.S. government securities.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of December 31, 2022, the duration of this index was 3.86 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Goldman Sachs Asset Management, L.P. (the “Sub-Adviser” or “GSAM”). GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid and difficult to value, and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
2

Derivatives Risk - The use of derivative instruments, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
CPI-U Measurement Risk - There can be no assurance that the CPI-U, a measurement of changes in the cost of living, will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Deflation Risk - If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed security may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
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Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	4.89%
Worst Quarter	September 30, 2022	-4.79%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Since Inception	Inception Date
Institutional Class	-8.66%	1.87%	1/5/2018
Investor Class	-8.92%	1.52%	1/5/2018
Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index (reflects no deduction for fees, expenses or taxes)	-7.34%	2.52%
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Investment Adviser
ECM
Sub-Adviser
GSAM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Jon Calluzzo	Vice President	2022
Peter Stone	Managing Director	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics.
Designed to provide inflation protection to investors, IPS are income-generating instruments whose interest and principal payments are periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.
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The inflation adjustment, which is typically applied monthly to the principal of a bond, follows a designated inflation index. The U.S. Treasury uses the CPI-U as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected securities typically have lower yields than conventional fixed income bonds.
The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps that reference the CPI-U as well as other measures of inflation. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
The remainder of the Fund’s assets may be invested in other fixed income securities, including, corporate bonds, asset-backed securities, mortgage-backed securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), securities issued by foreign corporate and governmental issuers and U.S. government securities.

•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.

•A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.

•Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc. or BB+ or lower by Standard & Poor’s Global Ratings or are of a comparable quality if unrated.

•Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S. Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.

•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of December 31, 2022, the duration of this index was 3.86 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
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ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Adviser Selects Investments
GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value. GSAM has a committed focus on security selection, and expects that the Fund’s investments will tend to be repeatable, scalable and generally exhibit high information ratios over time. GSAM implements its investment philosophy through an investment process that seeks to maximize risk-adjusted performance by utilizing a diverse set of investment strategies that revolve around: (1) developing a long-term risk budget; (2) generating investment views and strategies; (3) constructing the portfolio; and (4) implementing dynamic adjustments based on market conditions.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or
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near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid and difficult to value, and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance. The value of an inflation-linked swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Derivatives Risk - The use of derivative instruments, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

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•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
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CPI-U Measurement Risk - The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Deflation Risk - The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely. If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed security may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
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Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Bloomberg U.S. 1-10 Year Treasury Inflation-Protected Securities Index, which is a market value-weighted index designed to measure the performance of inflation-protected securities issued by the U.S. Treasury with maturity dates of more than one year and less than ten years.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the Fund’s average daily net assets over $1 billion and 0.23% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC.

•Jon Calluzzo, Vice President, has served as portfolio manager of the Fund since 2022 and joined GSAM in 2016.

•Peter Stone, Managing Director, has served as portfolio manager of the Fund since 2020 and joined GSAM in 2007.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
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The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the
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Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments
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trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures
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at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may
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receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$10.63	0.43	(1.36)	(0.93)	—	(0.50)	(0.26)	(0.76)	$8.94	(8.92%)
12/31/2021	$10.46	0.29	0.20	0.49	—	(0.26)	(0.06)	(0.32)	$10.63	4.76%
12/31/2020	$9.92	0.08	0.67	0.75	—	(0.10)	(0.11)	(0.21)	$10.46	7.57%
12/31/2019	$9.47	0.18	0.42	0.60	—	(0.15)	—	(0.15)	$9.92	6.35%
12/31/2018(d)	$10.00	0.20	(0.32)	(0.12)	(0.01)	(0.40)	—	(0.41)	$9.47	(1.22%) (e)
Institutional Class
12/31/2022	$10.54	0.46	(1.34)	(0.88)	—	(0.54)	(0.26)	(0.80)	$8.86	(8.66%)
12/31/2021	$10.39	0.33	0.20	0.53	—	(0.32)	(0.06)	(0.38)	$10.54	5.18%
12/31/2020	$9.86	0.11	0.68	0.79	—	(0.15)	(0.11)	(0.26)	$10.39	8.02%
12/31/2019	$9.45	0.22	0.41	0.63	—	(0.22)	—	(0.22)	$9.86	6.65%
12/31/2018(d)	$10.00	0.24	(0.33)	(0.09)	(0.01)	(0.45)	—	(0.46)	$9.45	(0.89%) (e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)(g)
Investor Class
12/31/2022	$4,312	1.57%	0.70%	4.34%	49%
12/31/2021	$6,194	1.12%	0.70%	2.75%	137%
12/31/2020	$5,855	1.14%	0.70%	0.75%	98%
12/31/2019	$4,953	1.00%	0.70%	1.85%	66%
12/31/2018(d)	$5,878	1.07% (h)	0.70% (h)	2.06% (h)	114%(e)
Institutional Class
12/31/2022	$376,522	0.39%	0.35%	4.72%	49%
12/31/2021	$483,913	0.37%	0.35%	3.09%	137%
12/31/2020	$434,109	0.37%	0.35%	1.08%	98%
12/31/2019	$424,797	0.36%	0.35%	2.23%	66%
12/31/2018(d)	$367,200	0.37% (h)	0.35% (h)	2.42% (h)	114%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding
TBA and dollar roll transactions, the portfolio turnover would have been 48%, 46%, and 84% for the years ended December 31, 2022, 2021, and 2020, respectively.

(h)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower International Growth Fund
(formerly Great-West International Growth Fund)
Institutional Class Ticker: MXHTX
Investor Class Ticker: MXIGX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.06%	0.54%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.06%	0.19%
Total Annual Fund Operating Expenses	0.88%	1.36%
Fee Waiver and Expense Reimbursement[1]	0.03%	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.85%	1.20%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.85% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$278	$485	$1,082
Investor Class	$122	$415	$729	$1,621
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and related securities of foreign companies, including those in emerging markets. The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may also focus its investments in certain sectors, such as the consumer staples sector. The companies in which the Fund invests may be of any size, including small and medium companies.
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The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index which is representative of that country.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may invest in depositary receipts and derivatives, including but not limited to currency forwards and futures.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Franklin Templeton Institutional, LLC (“Franklin Templeton”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that are expected to have higher revenue and earnings growth than their peers. Alongside traditional financial and economic analyses, Franklin Templeton assesses the potential impacts of material environmental, social and governance (“ESG”) factors on an issuer, which Franklin Templeton believes provides a measure of the issuer’s sustainability. Consideration of ESG factors and risks is only one component of Franklin Templeton’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer.
JPMorgan uses a bottom-up investment approach to buying and selling investments for the Fund and generally focuses on investing its assets in the stocks of companies that it believes have above average growth potential and that are also trading at reasonable valuations.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 40% allocation of the Fund’s assets to Franklin Templeton and a 60% allocation of the Fund’s assets to JPMorgan. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
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Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk - The use of derivative instruments, including but not limited to currency forwards and futures, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On April 27, 2018, the Fund replaced the prior sub-adviser with the current Sub-Advisers. Consequently, the Fund’s total returns shown below for the periods prior to April 27, 2018 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	26.11%
Worst Quarter	June 30, 2022	-19.28%
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Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-30.11%	1.46%	N/A	2.85%	5/1/2015
Investor Class	-30.35%	1.11%	4.08%	N/A
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	-22.95%	2.49%	5.59%	3.88%
Investment Adviser
ECM
Sub-Advisers
Franklin Templeton and JPMorgan
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Franklin Templeton
John P. Remmert, J.D.	Senior Vice President and Portfolio Manager	2018
Donald G. Huber, CFA	Senior Vice President and Portfolio Manager	2018
JPMorgan
Shane Duffy, CFA	Managing Director	2018
Thomas Murray, CFA	Managing Director	2018
James Andrew, CFA	Managing Director	2023
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
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Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and related securities of foreign companies, including those in emerging markets. The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may also focus its investments in certain sectors, such as the consumer staples sector. The companies in which the Fund invests may be of any size, including small and medium companies.
Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S. The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index which is representative of that country.
Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.

The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may invest in depositary receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. American depositary receipts are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund may also invest in derivatives, including but not limited to currency forwards and futures. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin Templeton and JPMorgan. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 40% allocation of the Fund’s assets to Franklin Templeton and a 60% allocation of the Fund’s assets to JPMorgan. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
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Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that are expected to have higher revenue and earnings growth than their peers. Franklin Templeton uses a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation. Alongside traditional financial and economic analyses, Franklin Templeton assesses the potential impacts of material ESG factors on an issuer, which Franklin Templeton believes provides a measure of the issuer’s sustainability. In analyzing ESG factors, Franklin Templeton assesses whether an issuer’s practices pose a material financial risk or opportunity. Consideration of ESG factors and risks is only one component of Franklin Templeton’s assessment of eligible investments and may not be a determinative factor in Franklin Templeton’s final decision on whether to invest in an issuer.
JPMorgan uses a bottom-up investment approach to buying and selling investments for the Fund and generally focuses on investing its assets in the stocks of companies that it believes have above average growth potential and that are also trading at reasonable valuations. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A
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variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
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Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector, including the consumer staples sector, and its performance may suffer if that sector underperforms the overall market.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives Risk - The use of derivative instruments, including but not limited to currency forwards and futures, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk
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exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
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Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the MSCI EAFE Growth Index, which is a subset of the MSCI EAFE Index. The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across developed markets countries around the world, excluding the U.S. and Canada and generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index. As of December 31, 2022, the MSCI EAFE Growth Index consisted of 21 developed market countries.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% of the Fund’s average daily net assets up to $1 billion dollars, 0.77% of the Fund’s average daily net assets over $1 billion and 0.72% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.85% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Franklin Templeton, a Delaware limited liability company with its principal business address at 280 Park Avenue, New York, NY 10017, is registered as an investment adviser pursuant to the Advisers Act. Franklin Templeton is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange and has been in the investment management business since 1947.

•John P. Remmert, J.D., Senior Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Franklin Templeton in 2002.

•Donald G. Huber, CFA, Senior Vice President, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Franklin Templeton in 2002.
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JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.

•Shane Duffy, CFA, Managing Director, has served as portfolio manager of the Fund since 2018 and joined JPMorgan in 1999.

•Thomas Murray, CFA, Managing Director, has served as portfolio manager of the Fund since 2018 and joined JPMorgan in 1996.

•James Andrew, CFA, Managing Director, has served as portfolio manager of the Fund since 2023 and joined JPMorgan in 2007.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the
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order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
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When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts
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maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to
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0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
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Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$15.92	(0.00) (d)(e)	(4.84)	(4.84)	-	-	(0.14)	(0.14)	$10.94	(30.35%)
12/31/2021	$16.07	(0.04) (e)	1.02	0.98	-	(0.02)	(1.11)	(1.13)	$15.92	6.04%
12/31/2020	$12.63	(0.02) (e)	3.60	3.58	-	-	(0.14)	(0.14)	$16.07	28.35%
12/31/2019	$9.44	0.04	3.17	3.21	(0.00) (d)	(0.01)	(0.01)	(0.02)	$12.63	34.07%
12/31/2018	$12.86	0.08	(2.26)	(2.18)	-	-	(1.24)	(1.24)	$9.44	(16.87%)
Institutional Class
12/31/2022	$11.53	0.03	(3.51)	(3.48)	-	-	(0.14)	(0.14)	$7.91	(30.11%)
12/31/2021	$11.93	0.01	0.77	0.78	-	(0.07)	(1.11)	(1.18)	$11.53	6.45%
12/31/2020	$9.38	0.02	2.69	2.71	-	(0.02)	(0.14)	(0.16)	$11.93	28.88%
12/31/2019	$7.03	0.06	2.37	2.43	(0.00) (d)	(0.07)	(0.01)	(0.08)	$9.38	34.57%
12/31/2018	$10.00	0.08	(1.75)	(1.67)	-	(0.06)	(1.24)	(1.30)	$7.03	(16.69%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2022	$20,804	1.36%	1.20%	(0.04%)	33%
12/31/2021	$31,403	1.28%	1.20%	(0.23%)	34%
12/31/2020	$42,126	1.28%	1.20%	(0.19%)	27%
12/31/2019	$40,066	1.28%	1.20%	0.34%	30%
12/31/2018	$31,531	1.30%	1.20%	0.65%	124%
Institutional Class
12/31/2022	$400,958	0.88%	0.85%	0.33%	33%
12/31/2021	$488,211	0.86%	0.85%	0.09%	34%
12/31/2020	$437,865	0.86%	0.85%	0.17%	27%
12/31/2019	$435,749	0.85%	0.85%	0.71%	30%
12/31/2018	$374,056	0.88%	0.85%	0.84%	124%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower International Index Fund
(formerly Great-West International Index Fund)
Institutional Class Ticker: MXPBX
Investor Class Ticker: MXINX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.40%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.05%
Total Annual Fund Operating Expenses	0.28%	0.65%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$29	$90	$157	$356
Investor Class	$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index or in derivative securities economically related to the Benchmark Index. The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. The Fund may also invest in derivatives, including but not limited to forward foreign currency contracts, futures contracts on the Benchmark Index, and options on futures contracts.
The Benchmark Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2022, the Benchmark Index consisted of 21 developed market countries.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
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Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium size companies upon which to base an investment decision.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Derivatives Risk - The use of derivative instruments, including but not limited to forward foreign currency contracts, futures contracts on the Benchmark Index, and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with
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underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2022	17.98%
Worst Quarter	March 31, 2020	-23.15%
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Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-14.41%	1.57%	N/A	2.82%	5/1/2015
Investor Class	-14.74%	1.18%	4.11%	N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-14.45%	1.54%	4.67%	2.83%
Investment Adviser
ECM
Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Indexed Equities	2016
Peter Leonard, CFA	Head of Passive Solutions & ESG	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
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The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index or in derivative securities economically related to the Benchmark Index. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any. Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.

The Fund may invest in derivatives, including but not limited to forward foreign currency contracts, futures contracts on the Benchmark Index, and options on futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
The Benchmark Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2022, the Benchmark Index consisted of 21 developed market countries. The Benchmark Index is reviewed quarterly - in February, May, August and November - with the objective of reflecting change in the underlying equity markets in a timely manner, while limiting undue index turnover. During the May and November semi-annual index reviews, the index is rebalanced and the large and mid capitalization cutoff points are recalculated.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ECM. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR
5

ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT,OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Fund without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
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Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium size companies upon which to base an investment decision.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. In seeking to track the Benchmark Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Benchmark Index concentrates in a particular industry or group of industries. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the
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component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Derivatives Risk - The use of derivative instruments, including but not limited to forward foreign currency contracts, futures contracts on the Benchmark Index, and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets up to $1 billion dollars, 0.20% of the Fund’s average daily net assets over $1 billion and 0.15% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.32% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
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ILIM is an affiliate of ECM, Empower of America and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined ILIM in 1998.

•Michael Lynch, CFA, Head of Indexed Equities has served as portfolio manager of the Fund since 2016 and joined ILIM in 2006.

•Peter Leonard, CFA, Head of Passive Solutions & ESG, has served as portfolio manager of the Fund since 2016 and joined ILIM in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if
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trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term
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fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are
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received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of
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shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings
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with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$13.10	0.24	(2.18)	(1.94)	(0.20)	—	(0.20)	$10.96	(14.74%)
12/31/2021	$12.50	0.20	1.15	1.35	(0.29)	(0.46)	(0.75)	$13.10	10.75%
12/31/2020	$11.92	0.19	0.69	0.88	(0.19)	(0.11)	(0.30)	$12.50	7.52%
12/31/2019	$10.09	0.29	1.86	2.15	(0.28)	(0.04)	(0.32)	$11.92	21.25%
12/31/2018	$12.13	0.27	(1.95)	(1.68)	(0.22)	(0.14)	(0.36)	$10.09	(13.84%)
Institutional Class
12/31/2022	$11.06	0.25	(1.86)	(1.61)	(0.23)	—	(0.23)	$9.22	(14.41%)
12/31/2021	$10.61	0.24	0.96	1.20	(0.29)	(0.46)	(0.75)	$11.06	11.24%
12/31/2020	$10.16	0.21	0.57	0.78	(0.22)	(0.11)	(0.33)	$10.61	7.84%
12/31/2019	$8.64	0.28	1.61	1.89	(0.33)	(0.04)	(0.37)	$10.16	21.80%
12/31/2018	$10.46	0.27	(1.69)	(1.42)	(0.26)	(0.14)	(0.40)	$8.64	(13.56%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2022	$835,079	0.65%	0.65%	2.19%	13%
12/31/2021	$617,570	0.65%	0.65%	1.49%	13%
12/31/2020	$271,563	0.65%	0.65%	1.76%	6%
12/31/2019	$197,206	0.64%	0.64%	2.57%	8%
12/31/2018	$183,743	0.65%	0.65%	2.28%	10%
Institutional Class
12/31/2022	$633,487	0.28%	0.28%	2.61%	13%
12/31/2021	$763,825	0.28%	0.28%	2.10%	13%
12/31/2020	$739,271	0.28%	0.28%	2.22%	6%
12/31/2019	$769,900	0.27%	0.27%	2.91%	8%
12/31/2018	$668,667	0.30%	0.30%	2.66%	10%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
Empower International Value Fund
(formerly Great-West International Value Fund)
Institutional Class Ticker: MXJVX
Investor Class Ticker: MXIVX

(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.04%	0.42%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.04%	0.07%
Total Annual Fund Operating Expenses	0.71%	1.09%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.71%	1.07%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.72% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$227	$395	$883
Investor Class	$109	$345	$599	$1,327
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may also invest in securities of companies of any size, including small and medium companies.
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The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index which is representative of that country.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund may invest in derivatives, including but not limited to forward foreign currency exchange contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: LSV Asset Management (“LSV”) and Massachusetts Financial Services Company (“MFS”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
LSV generally focuses on investing in the stocks of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. LSV uses a quantitative investment model to make investment decisions. The investment model ranks securities based on fundamental measures of value (such as dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return.
MFS employs an active bottom-up investment approach that seeks to invest in the stocks of companies that it believes are undervalued compared to their intrinsic value and focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace. MFS may also consider environmental, social and governance (“ESG”) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. Consideration of ESG factors and risks is only one component of MFS’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to LSV and a 50% allocation of the Fund’s assets to MFS. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
2

Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by LSV, requires adherence to a systematic, disciplined process. LSV's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Derivatives Risk - The use of derivative instruments, including but not limited to forward foreign currency exchange contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
3

Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On April 27, 2018, the Fund added another Sub-Adviser, LSV, alongside the existing Sub-Adviser, MFS. Consequently, the Fund’s total returns shown below for the periods prior to April 27, 2018 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	16.80%
Worst Quarter	March 31, 2020	-21.81%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-14.90%	1.59%	N/A	4.50%	5/1/2015
Investor Class	-15.18%	1.23%	6.75%	N/A
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-5.58%	0.17%	3.51%	1.47%
Investment Adviser
ECM
Sub-Advisers
LSV and MFS
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
LSV
Josef Lakonishok	Founding Partner, CEO, CIO and Portfolio Manager	2018
Menno Vermeulen, CFA	Partner, Portfolio Manager	2018
Puneet Mansharamani, CFA	Partner, Portfolio Manager	2018
Greg Sleight	Partner, Portfolio Manager	2018
Guy Lakonishok, CFA	Partner, Portfolio Manager	2018
MFS
Benjamin Stone	Investment Officer	2009
Philip Evans	Investment Officer	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
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The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital growth.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may also invest in securities of companies of any size, including small and medium companies.
Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S. The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index which is representative of that country.
Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.

The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future.

The Fund may invest in derivatives, including but not limited to forward foreign currency exchange contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
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•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by LSV and MFS. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to LSV and a 50% allocation of the Fund’s assets to MFS. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
LSV generally focuses on investing in the stocks of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return.
MFS focuses on investing in the stocks of companies it believes are undervalued compared to their intrinsic value. MFS evaluates the intrinsic value of a company by considering the full context of how the company’s cash flows are generated. MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace and seeks to invest in companies that exhibit characteristics such as cash flow in excess of capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, and/or the ability to weather economic downturns. These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies under a traditional value investment strategy. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS considers ESG factors in its fundamental investment analysis when MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Consideration of ESG factors and risks is only one component of MFS’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless,
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the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments
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through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by LSV, requires adherence to a systematic, disciplined process. LSV's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Derivatives Risk - The use of derivative instruments, including but not limited to forward foreign currency exchange contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those
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derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
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Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the MSCI EAFE Value Index which is a subset of the MSCI EAFE Index. The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across developed market countries around the world, excluding the U.S. and Canada and generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index. As of December 31, 2022, the MSCI EAFE Value Index consisted of 21 developed market countries.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.67% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.72% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, is registered as an investment adviser pursuant to the Advisers Act. LSV is a partnership between its management team and current and retired employee and non-active partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position.

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•Josef Lakonishok, Founding Partner, CEO, CIO and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and founded LSV in 1994.

•Menno Vermeulen, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 1994.

•Puneet Mansharamani, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2000.

•Greg Sleight, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in
2006.

•Guy Lakonishok, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2009.
MFS, a Delaware corporation with its principal business address at 111 Huntington Avenue, Boston, Massachusetts 02199, is registered as an investment adviser pursuant to the Advisers Act. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

•Benjamin Stone, Investment Officer, has served as portfolio manager of the Fund since 2009 and joined MFS in 2005.

•Philip Evans, Investment Officer, has served as portfolio manager of the Fund since 2020 and joined MFS in 2011.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time
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or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains
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(less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
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Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
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Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$12.79	0.17	(2.12)	(1.95)	(0.13)	(0.18)	(0.31)	$10.53	(15.18%)
12/31/2021	$12.03	0.20	1.10	1.30	(0.21)	(0.33)	(0.54)	$12.79	10.83%
12/31/2020	$11.19	0.13	0.95	1.08	(0.11)	(0.13)	(0.24)	$12.03	9.73%
12/31/2019	$9.39	0.21	1.86	2.07	(0.14)	(0.13)	(0.27)	$11.19	22.06%
12/31/2018	$14.24	0.21	(2.45)	(2.24)	(0.17)	(2.44)	(2.61)	$9.39	(15.57%)
Institutional Class
12/31/2022	$9.19	0.18	(1.56)	(1.38)	(0.14)	(0.18)	(0.32)	$7.49	(14.90%)
12/31/2021	$8.81	0.18	0.81	0.99	(0.28)	(0.33)	(0.61)	$9.19	11.26%
12/31/2020	$8.27	0.13	0.70	0.83	(0.16)	(0.13)	(0.29)	$8.81	10.21%
12/31/2019	$7.04	0.18	1.40	1.58	(0.22)	(0.13)	(0.35)	$8.27	22.43%
12/31/2018	$11.51	0.20	(1.98)	(1.78)	(0.25)	(2.44)	(2.69)	$7.04	(15.30%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2022	$579,880	1.09%	1.07%	1.63%	30%
12/31/2021	$247,738	1.06%	1.06%	1.57%	17%
12/31/2020	$220,602	1.07%	1.07%	1.27%	20%
12/31/2019	$216,315	1.06%	1.06%	2.02%	24%
12/31/2018	$228,890	1.07%	1.06%	1.53%	76%
Institutional Class
12/31/2022	$835,841	0.71%	0.71%	2.27%	30%
12/31/2021	$1,014,470	0.70%	0.70%	1.93%	17%
12/31/2020	$906,166	0.70%	0.70%	1.66%	20%
12/31/2019	$885,852	0.69%	0.69%	2.32%	24%
12/31/2018	$717,513	0.71%	0.71%	1.86%	76%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower Large Cap Growth Fund
(formerly Great-West Large Cap Growth Fund)
Institutional Class Ticker: MXGSX
Investor Class Ticker: MXLGX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.01%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.01%	0.03%
Total Annual Fund Operating Expenses	0.63%	1.00%
Fee Waiver and Expense Reimbursement[2]	0.00%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.63%	0.98%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 28, 2023.
2
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.63% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$64	$202	$351	$786
Investor Class	$100	$316	$551	$1,223
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization (“large cap”) companies. For purposes of the 80% policy, the Fund considers large cap companies to be those with market capitalizations of $4 billion or more at the time of purchase. If the market capitalization of a company held by the Fund moves below this threshold, the Fund may, but is not required to, sell the securities.
1

The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may invest in foreign securities, including investments in emerging markets. The Fund may focus its investments in certain sectors, such as the consumer staples and technology sectors.

The Fund may also invest in derivatives, including but not limited to futures contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Amundi Asset Management US, Inc. (“Amundi US”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
Amundi US invests primarily in equity securities of large companies that are similar in size to issuers included in the Russell 1000® Growth Index. To select growth stocks, Amundi US employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic approach.
JPMorgan invests primarily in equity securities of large, well-established companies with market capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Amundi US and a 50% allocation of the Fund’s assets to JPMorgan. Notwithstanding the target allocation, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On September 1, 2013, the Fund replaced the prior sub-adviser with the current Sub-Advisers. Consequently, the Fund’s total returns shown below for the periods prior to September 1, 2013 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	30.13%
Worst Quarter	June 30, 2022	-18.13%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-22.95%	12.72%	N/A	12.58%	5/1/2015
Investor Class	-23.16%	12.35%	13.74%	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-29.14%	10.96%	14.10%	11.93%
Investment Adviser
ECM
Sub-Advisers
Amundi US and JPMorgan
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Amundi US
Andrew Acheson	Managing Director, Director of Growth, U.S. at Amundi U.K.	2013
David Chamberlain	Vice President	2021
Yves Raymond	Vice President	2021
JPMorgan
Giri Devulapally, CFA	Managing Director	2013
Holly Fleiss	Managing Director	2020
Larry H. Lee	Managing Director	2020
Robert Maloney	Executive Director	2023
Joseph Wilson	Managing Director	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please
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contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. For purposes of the 80% policy, the Fund considers large cap companies to be those with market capitalizations of $4 billion or more at the time of purchase. If the market capitalization of a company held by the Fund moves below this threshold, the Fund may, but is not required to, sell the securities.
Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. The Fund primarily invests in common stock, a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may invest in foreign securities, including investments in emerging markets. Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S. The Fund may focus its investments in certain sectors, such as the consumer staples and technology sectors.

The Fund may also invest in derivatives, including but not limited to futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
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ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Amundi US and JPMorgan. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Amundi US and a 50% allocation of the Fund’s assets to JPMorgan. Notwithstanding the target allocation, ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Amundi US invests primarily in equity securities of large companies that are similar in size to issuers included in the Russell 1000® Growth Index. Amundi US uses a “growth” style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, Amundi US employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Amundi US focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors Amundi US looks for in selecting investments include: companies with experienced management teams, strong market positions and the potential to support above average earnings growth; a sustainable competitive advantage such as brand name, customer base, proprietary technology or economies of scale; and favorable expected returns relative to perceived risk.
JPMorgan invests primarily in equity securities of large, well-established companies with market capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. JPMorgan seeks structural disconnects which it believes allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. JPMorgan seeks to identify long-term imbalances in supply and demand.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in
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production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund may, from time to time, invest a significant portion of its assets in companies within the consumer staples and technology sectors and its performance may suffer if those sectors underperform the overall market.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange
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controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be
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smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell 1000® Growth Index, which is a market capitalization-weighted index that measures the performance of the large cap growth segment of the U.S. equity market. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.62% of the Fund’s average daily net assets up to $1 billion dollars, 0.57% of the Fund’s average daily net assets over $1 billion and 0.52% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.63% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
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Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Amundi US, a Delaware corporation with its principal business address at 60 State Street, Boston, Massachusetts 02109, is registered as an investment adviser pursuant to the Advisers Act. Amundi US is an indirect, wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. Amundi is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients.
The portfolio managers may draw upon the research and investment management expertise of the research team, which provides fundamental and quantitative research on companies on a global basis and includes members from one or more affiliates of Amundi US.

•Andrew Acheson, Managing Director, Director of Growth, U.S. at Amundi U.K., has served as portfolio manager of the Fund since 2013 and joined Amundi in 1999.

•David Chamberlain, Vice President, has served as portfolio manager of the Fund since 2021 and joined Amundi US in 2018. Prior to joining Amundi US, Mr. Chamberlain was employed at Sapience Investments, LLC.

•Yves Raymond, Vice President, has served as portfolio manager of the Fund since 2021 and joined Amundi US in 1999.
JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.

•Giri Devulapally, CFA, Managing Director, has served as portfolio manager of the Fund since 2013 and joined JPMorgan in 2003.

•Holly Fleiss, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in 2012.

•Larry H. Lee, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2006.

•Robert Maloney, Executive Director, has served as portfolio manager of the Fund since 2023 and joined JPMorgan in 2013.

•Joseph Wilson, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2014.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
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The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is
11

restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in
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frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
13

Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other
14

than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
15

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$9.90	(0.00) (d)	(2.29)	(2.29)	(0.03)	(0.62)	(0.65)	$6.96	(23.16%)
12/31/2021	$10.24	(0.04)	2.16	2.12	(0.10)	(2.36)	(2.46)	$9.90	20.84%
12/31/2020	$9.49	(0.02) (d)	3.89	3.87	(0.27)	(2.85)	(3.12)	$10.24	41.45%
12/31/2019	$8.22	0.00 (e)	2.98	2.98	(0.02)	(1.69)	(1.71)	$9.49	36.21%
12/31/2018	$10.33	0.00 (e)	0.01	0.01	(0.03)	(2.09)	(2.12)	$8.22	0.05%
Institutional Class
12/31/2022	$11.01	0.03	(2.56)	(2.53)	(0.03)	(0.62)	(0.65)	$7.83	(22.95%)
12/31/2021	$11.13	0.00 (d)(e)	2.35	2.35	(0.11)	(2.36)	(2.47)	$11.01	21.20%
12/31/2020	$10.12	0.02	4.16	4.18	(0.32)	(2.85)	(3.17)	$11.13	41.99%
12/31/2019	$8.66	0.04	3.14	3.18	(0.03)	(1.69)	(1.72)	$10.12	36.78%
12/31/2018	$10.76	0.04	0.00(e)	0.04	(0.05)	(2.09)	(2.14)	$8.66	0.32%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2022	$278,591	1.04%	1.00%	(0.05%)	37%
12/31/2021	$225,667	1.02%	1.00%	(0.34%)	46%
12/31/2020	$179,126	1.02%	1.00%	(0.18%)	51%
12/31/2019	$165,870	1.02%	1.00%	0.03%	32%
12/31/2018	$143,392	1.02%	1.00%	0.02%	42%
Institutional Class
12/31/2022	$570,194	0.66%	0.65%	0.32%	37%
12/31/2021	$690,417	0.65%	0.65%	0.01%	46%
12/31/2020	$602,723	0.65%	0.65%	0.17%	51%
12/31/2019	$624,079	0.65%	0.65%	0.37%	32%
12/31/2018	$595,709	0.65%	0.65%	0.38%	42%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
Empower Large Cap Value Fund
(formerly Great-West Large Cap Value Fund)
Institutional Class Ticker: MXVHX
Investor Class Ticker: MXEQX
Investor II Class Ticker: MXHAX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks capital growth and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Investor II Class
Management Fees	0.59%	0.59%	0.59%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Total Other Expenses	0.02%	0.39%	0.38%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.02%	0.04%	0.03%
Total Annual Fund Operating Expenses	0.61%	0.98%	0.97%
Fee Waiver and Expense Reimbursement[1,2]	0.00%	0.02%	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.61%	0.96%	0.81%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.61% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
2
The investment adviser has contractually agreed to permanently reimburse expenses and/or pay the Fund if Total Annual Fund Operating Expenses of the Investor II Class exceed 0.81% of the Class's average daily net assets (“Expense Cap”). Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with the investment adviser or by the Board of Directors of Empower Funds.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year and the Expense Cap is in place for all periods, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$195	$340	$762
Investor Class	$98	$310	$540	$1,200
Investor II Class	$83	$293	$521	$1,175
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization (“large cap”) companies. For purposes of the 80% policy, the Fund considers large cap companies to be those whose market capitalization falls within the range of the Russell 1000® Value Index at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell 1000® Value Index ranged from $653 million to $1.1 trillion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future.
The Fund invests primarily in common stocks of large U.S. companies but may also invest in common stocks of midsize U.S. companies and companies from outside the U.S. The Fund may invest in derivatives, including but not limited to forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Putnam Investment Management, LLC (“Putnam”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
Putnam invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam integrates environmental, social, and governance (“ESG”) considerations into its fundamental research process and investment decision-making when the portfolio managers consider them material and relevant. However, ESG considerations do not represent a primary focus of Putnam's investment process.
T. Rowe Price invests in large companies that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price integrates pecuniary ESG factors into its investment research process, focusing on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio. Consideration of ESG factors and risks is only one component of T. Rowe Price’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
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Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Derivatives Risk - The use of derivative instruments, including but not limited to forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Over-the-Counter Risk - Over-the-Counter (“OTC”) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
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On October 25, 2019, the Fund added another Sub-Adviser, T. Rowe Price, alongside the existing Sub-Adviser, Putnam. Consequently, the Fund’s total returns shown below for the periods prior to October 25, 2019 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	18.12%
Worst Quarter	March 31, 2020	-26.65%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-3.22%	7.99%	N/A	8.67%	5/1/2015
Investor Class	-3.54%	7.61%	9.98%	N/A
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-7.54%	6.67%	10.29%	7.71%
Investor II Class	-3.41%	N/A	N/A	9.94%	10/25/2019
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-7.54%	N/A	N/A	7.72%
Investment Adviser
ECM
Sub-Advisers
Putnam and T. Rowe Price
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Putnam
Darren Jaroch, CFA	Portfolio Manager	2012
Lauren B. DeMore, CFA	Portfolio Manager	2019
T. Rowe Price
John D. Linehan, CFA	Portfolio Manager	2019
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Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
The Investor II Class of the Fund is closed to new Permitted Accounts. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund which merged into the Fund. Permitted Accounts who hold the Investor II Class of the Fund may continue to purchase additional Investor II Class shares. The Fund reserves the right to modify or limit the above exception or re-open the Investor II Class of the Fund at any time without prior notice.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks capital growth and current income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. For purposes of the 80% policy, the Fund considers large cap companies to be those whose market capitalization falls within the range of the Russell 1000® Value Index at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell 1000® Value Index ranged from $653 million to $1.1 trillion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future.
The Fund invests primarily in common stocks of large U.S. companies but may also invest in common stocks of midsize U.S. companies and companies from outside the U.S. Common stock is a type of equity security that represents partial ownership
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in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.

Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.

The Fund may invest in derivatives, including but not limited to forward foreign currency contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam and T. Rowe Price. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Putnam invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell investments. Putnam integrates ESG considerations into its fundamental research process and investment decision-making when the portfolio managers consider them material and relevant. However, ESG considerations do not represent a primary focus of Putnam’s investment process.
T. Rowe Price invests in large cap stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for dividend growth and capital appreciation. T. Rowe Price seeks to invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the broader equity market; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the broader equity market; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises. T. Rowe Price integrates pecuniary ESG factors into its investment research process, focusing on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio. Consideration of ESG factors and risks is only one component of T. Rowe Price’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer. In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including, a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’
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acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more
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sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivative instruments, including but not limited to forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Over-the-Counter Risk - OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. OTC-listed companies may have limited product lines, markets or financial resources. The Fund may experience difficulty in purchasing or selling these securities at a fair price.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or
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evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell 1000® Value Index, which is a market capitalization-weighted index that measures the performance of the large cap value segment of the U.S. equity market. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.61% of the Fund’s average daily net assets up to $1 billion dollars, 0.56% of the Fund’s average daily net assets over $1 billion and 0.51% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Investor II Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.61% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
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In addition, ECM has contractually agreed to reimburse the Investor II Class shares to the extent necessary to maintain a total operating expense ratio that does not exceed 0.81% of the average Investor II Class’s daily net assets (“Expense Cap”). ECM is not entitled to recoup expense reimbursements remitted by ECM related to the Expense Cap. Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with ECM or by the Board.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.
Putnam is an affiliate of ECM, Empower of America and Empower. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to ECM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Darren Jaroch, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2012 and joined Putnam in 1999.

•Lauren DeMore, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2019 and joined Putnam in 2006.
T. Rowe Price, a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, is registered as an investment adviser pursuant to the Advisers Act. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
The portion of the Fund sub-advised by T. Rowe Price is managed by an Investment Advisory Committee chaired by John D. Linehan, CFA. The committee chair has day-to-day responsibility for managing the T. Rowe Price sub-advised portion of the Fund and works with the committee in developing and executing the T. Rowe Price sub-advised portion of the Fund’s investment program. This Investment Advisory Committee also serves as the investment committee for the portion of the Fund sub-advised by T. Rowe Price.

•John D. Linehan, CFA, Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Chair of the T. Rowe Price Investment Advisory Committee, has served as portfolio manager of the Fund since 2019 and joined T. Rowe Price in 1998.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated
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person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Investor II Class of the Fund is closed to new Permitted Accounts. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund which merged into the Fund. Permitted Accounts who hold the Investor II Class of the Fund may continue to purchase additional Investor II Class shares. The Fund reserves the right to modify or limit the above exception or re-open the Investor II Class of the Fund at any time without prior notice.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of
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quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
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Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to
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cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Investor II Class shares. Each class is identical except that Investor Class and Investor II Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Investor II Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to
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participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Investor II Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$27.00	0.39	(1.35)	(0.96)	(0.01)	(0.74)	(0.75)	$25.29	(3.54%)
12/31/2021	$22.06	0.32	5.39	5.71	(0.09)	(0.68)	(0.77)	$27.00	25.98%
12/31/2020	$21.65	0.36	0.42	0.78	(0.01)	(0.36)	(0.37)	$22.06	3.71%
12/31/2019	$17.97	0.44	4.27	4.71	(0.18)	(0.85)	(1.03)	$21.65	26.53%
12/31/2018	$21.13	0.44	(2.43)	(1.99)	(0.06)	(1.11)	(1.17)	$17.97	(9.52%)
Institutional Class
12/31/2022	$8.07	0.14	(0.42)	(0.28)	(0.26)	(0.74)	(1.00)	$6.79	(3.22%)
12/31/2021	$7.10	0.13	1.74	1.87	(0.22)	(0.68)	(0.90)	$8.07	26.47%
12/31/2020	$7.36	0.14	0.12	0.26	(0.16)	(0.36)	(0.52)	$7.10	4.05%
12/31/2019	$6.77	0.19	1.57	1.76	(0.32)	(0.85)	(1.17)	$7.36	26.92%
12/31/2018	$8.93	0.22	(1.01)	(0.79)	(0.26)	(1.11)	(1.37)	$6.77	(9.15%)
Investor II Class
12/31/2022	$12.14	0.19	(0.62)	(0.43)	(0.20)	(0.74)	(0.94)	$10.77	(3.41%)
12/31/2021	$10.28	0.17	2.51	2.68	(0.14)	(0.68)	(0.82)	$12.14	26.15%
12/31/2020	$10.38	0.19	0.18	0.37	(0.11)	(0.36)	(0.47)	$10.28	3.89%
12/31/2019(d)	$10.00	0.05	0.63	0.68	(0.06)	(0.24)	(0.30)	$10.38	6.85% (e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2022	$407,971	0.98%	0.96%	1.51%	18%
12/31/2021	$376,625	0.99%	0.96%	1.22%	28%
12/31/2020	$43,774	1.05%	0.96%	1.87%	33%
12/31/2019	$45,553	0.87%	0.83%	2.19%	28%
12/31/2018	$206,479	0.85%	0.82%	2.09%	22%
Institutional Class
12/31/2022	$930,971	0.61%	0.61%	1.85%	18%
12/31/2021	$1,175,842	0.60%	0.60%	1.61%	28%
12/31/2020	$1,060,676	0.62%	0.61%	2.22%	33%
12/31/2019	$1,117,066	0.52%	0.51%	2.50%	28%
12/31/2018	$502,097	0.48%	0.47%	2.46%	22%
Investor II Class
12/31/2022	$141,465	0.97%	0.81%	1.64%	18%
12/31/2021	$178,162	0.96%	0.81%	1.39%	28%
12/31/2020	$154,100	0.99%	0.81%	2.02%	33%
12/31/2019(d)	$166,549	1.04% (g)	0.84% (g)	2.37% (g)	28%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Investor II Class inception date was October 25, 2019.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
16

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
Empower Lifetime 2015 Fund (formerly Great-West Lifetime 2015 Fund) Institutional Class Ticker: MXNYX Investor Class Ticker: MXLYX Service Class Ticker: MXLZX	Empower Lifetime 2020 Fund (formerly Great-West Lifetime 2020 Fund) Institutional Class Ticker: MXAKX Investor Class Ticker: MXAGX Service Class Ticker: MXAHX
Empower Lifetime 2025 Fund (formerly Great-West Lifetime 2025 Fund) Institutional Class Ticker: MXQBX Investor Class Ticker: MXELX Service Class Ticker: MXFLX	Empower Lifetime 2030 Fund (formerly Great-West Lifetime 2030 Fund) Institutional Class Ticker: MXAYX Investor Class Ticker: MXATX Service Class Ticker: MXAUX
Empower Lifetime 2035 Fund (formerly Great-West Lifetime 2035 Fund) Institutional Class Ticker: MXTBX Investor Class Ticker: MXKLX Service Class Ticker: MXLLX	Empower Lifetime 2040 Fund (formerly Great-West Lifetime 2040 Fund) Institutional Class Ticker: MXBGX Investor Class Ticker: MXBDX Service Class Ticker: MXBEX
Empower Lifetime 2045 Fund (formerly Great-West Lifetime 2045 Fund) Institutional Class Ticker: MXWEX Investor Class Ticker: MXQLX Service Class Ticker: MXRLX	Empower Lifetime 2050 Fund (formerly Great-West Lifetime 2050 Fund) Institutional Class Ticker: MXBSX Investor Class Ticker: MXBOX Service Class Ticker: MXBQX
Empower Lifetime 2055 Fund (formerly Great-West Lifetime 2055 Fund) Institutional Class Ticker: MXZHX Investor Class Ticker: MXWLX Service Class Ticker: MXXLX	Empower Lifetime 2060 Fund (formerly Great-West Lifetime 2060 Fund) Institutional Class Ticker: MXGUX Investor Class Ticker: MXGNX Service Class Ticker: MXGQX
(the “Fund(s)”)
This Prospectus describes ten of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. Each Fund operates as a separate mutual fund and has its own investment objectives and strategies. Empower Capital Management, LLC (“ECM”), a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”), serves as investment adviser to the Funds.
Each Fund provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives. Each Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and, if applicable, in a fixed interest contract issued and guaranteed by Empower of America (the “Contract” or the “Empower of America Contract”). The mutual funds and the Contract are referred to as the “Underlying Funds.”
Shares of each Fund are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of retirement plans, and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.
This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Empower Lifetime 2015 Fund
Investment Objective
The Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses[2]	0.47%	0.82%	0.92%
Fee Waiver and Expense Reimbursement[3]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.42%	0.77%	0.87%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2015 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$43	$146	$258	$587
Investor Class	$79	$257	$450	$1,009
Service Class	$89	$288	$504	$1,127
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors who retired in (or otherwise began using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2015, the Fund employs a combination of investments among Underlying Funds in order to
1

emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 25-45% of its net assets in Underlying Funds that invest primarily in equity securities, 50-70% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	15.88%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	6.80%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	3.03%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	9.06%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	2.46%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	41.07%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.13%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	18.57%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
2

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
3

Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
4

Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
5

Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
6

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	11.00%
Worst Quarter	March 31, 2020	-10.68%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Lifetime 2015 Fund Institutional Class	-11.95%	3.45%	N/A	4.25%	5/1/2015
Empower Lifetime 2015 Fund Investor Class	-12.27%	3.06%	5.00%	N/A
Empower Lifetime 2015 Fund Service Class	-12.36%	2.99%	4.92%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	7.98%	6.32%
Morningstar Lifetime Moderate 2015 Index (reflects no deduction for fees, expenses or taxes)	-15.52%	2.95%	4.69%	3.73%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
7

Empower Lifetime 2020 Fund
Investment Objective
The Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses[2]	0.49%	0.84%	0.94%
Fee Waiver and Expense Reimbursement[3]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.45%	0.80%	0.90%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2020 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$153	$270	$612
Investor Class	$82	$264	$462	$1,033
Service Class	$92	$296	$516	$1,151
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors who retired in (or otherwise began using the invested funds on), or close to, 2020 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2020, the Fund employs a combination of investments among Underlying Funds in order to
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emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 30-50% of its net assets in Underlying Funds that invest primarily in equity securities, 45-65% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	17.28%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	7.41%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	3.66%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	10.43%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	2.98%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	39.78%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.22%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	15.24%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
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The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more
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conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
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Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
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Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	11.91%
Worst Quarter	March 31, 2020	-12.01%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Since Inception	Inception Date
Empower Lifetime 2020 Fund Institutional Class	-12.61%	3.58%	5.31%	4/28/2016
Empower Lifetime 2020 Fund Investor Class	-12.95%	3.20%	4.94%	4/28/2016
Empower Lifetime 2020 Fund Service Class	-12.97%	3.12%	4.86%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	8.10%
Morningstar Lifetime Moderate 2020 Index (reflects no deduction for fees, expenses or taxes)	-16.77%	3.02%	4.63%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Empower Lifetime 2025 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses[2]	0.50%	0.85%	0.95%
Fee Waiver and Expense Reimbursement[3]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.47%	0.82%	0.92%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2025 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$48	$157	$277	$625
Investor Class	$84	$268	$468	$1,046
Service Class	$94	$300	$523	$1,164
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement.
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Depending on its risk profile and proximity to 2025, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Funds that invest primarily in equity securities, 40-60% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	19.14%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	8.21%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	4.46%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	12.23%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	3.66%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	37.10%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.30%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	11.90%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
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The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more
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conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to
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changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
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Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	13.14%
Worst Quarter	March 31, 2020	-13.55%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Lifetime 2025 Fund Institutional Class	-13.43%	3.85%	N/A	4.87%	5/1/2015
Empower Lifetime 2025 Fund Investor Class	-13.83%	3.46%	6.20%	N/A
Empower Lifetime 2025 Fund Service Class	-13.88%	3.37%	6.09%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	7.98%	6.32%
Morningstar Lifetime Moderate 2025 Index (reflects no deduction for fees, expenses or taxes)	-17.58%	3.20%	5.79%	4.31%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Empower Lifetime 2030 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2030, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses[2]	0.52%	0.87%	0.97%
Fee Waiver and Expense Reimbursement[3]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.50%	0.85%	0.95%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2030 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$165	$289	$651
Investor Class	$87	$276	$480	$1,071
Service Class	$97	$307	$534	$1,188
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2030 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement.
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Depending on its risk profile and proximity to 2030, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 45-65% of its net assets in Underlying Funds that invest primarily in equity securities, 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	21.77%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	9.34%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	5.56%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	14.72%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	4.60%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	32.12%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.39%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	8.50%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
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The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more
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conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
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Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
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Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	14.71%
Worst Quarter	March 31, 2020	-15.93%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Since Inception	Inception Date
Empower Lifetime 2030 Fund Institutional Class	-14.29%	4.11%	6.43%	4/28/2016
Empower Lifetime 2030 Fund Investor Class	-14.62%	3.73%	6.05%	4/28/2016
Empower Lifetime 2030 Fund Service Class	-14.72%	3.63%	5.98%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	8.10%
Morningstar Lifetime Moderate 2030 Index (reflects no deduction for fees, expenses or taxes)	-17.94%	3.54%	5.78%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Empower Lifetime 2035 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses[2]	0.54%	0.89%	0.99%
Fee Waiver and Expense Reimbursement[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.53%	0.88%	0.98%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2035 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$54	$172	$301	$676
Investor Class	$90	$283	$492	$1,095
Service Class	$100	$314	$546	$1,212
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement.
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Depending on its risk profile and proximity to 2035, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 55-75% of its net assets in Underlying Funds that invest primarily in equity securities, 20-40% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	25.09%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	10.76%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	6.97%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	17.91%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	5.86%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	24.66%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.47%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	5.28%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
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The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more
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conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
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Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected
33

(prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	16.51%
Worst Quarter	March 31, 2020	-18.48%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Lifetime 2035 Fund Institutional Class	-15.29%	4.46%	N/A	5.79%	5/1/2015
Empower Lifetime 2035 Fund Investor Class	-15.62%	4.07%	7.37%	N/A
Empower Lifetime 2035 Fund Service Class	-15.70%	4.00%	7.26%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	7.98%	6.32%
Morningstar Lifetime Moderate 2035 Index (reflects no deduction for fees, expenses or taxes)	-17.75%	3.97%	7.14%	5.31%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
35

Empower Lifetime 2040 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2040, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses[2]	0.56%	0.91%	1.01%
Fee Waiver and Expense Reimbursement[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%	1.00%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2040 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$178	$312	$700
Investor Class	$92	$289	$503	$1,119
Service Class	$102	$321	$557	$1,235
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2040 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement.
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Depending on its risk profile and proximity to 2040, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 65-85% of its net assets in Underlying Funds that invest primarily in equity securities, 10-30% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	28.10%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	12.06%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	8.46%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	21.18%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	7.24%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	16.61%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.56%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	2.79%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
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The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more
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conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
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Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate
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companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	17.83%
Worst Quarter	March 31, 2020	-20.64%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Since Inception	Inception Date
Empower Lifetime 2040 Fund Institutional Class	-16.00%	4.71%	7.49%	4/28/2016
Empower Lifetime 2040 Fund Investor Class	-16.30%	4.34%	7.12%	4/28/2016
Empower Lifetime 2040 Fund Service Class	-16.41%	4.22%	7.00%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	8.10%
Morningstar Lifetime Moderate 2040 Index (reflects no deduction for fees, expenses or taxes)	-17.37%	4.36%	7.07%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Empower Lifetime 2045 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses[2]	0.57%	0.92%	1.02%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2045 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$183	$318	$714
Investor Class	$94	$293	$509	$1,131
Service Class	$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
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ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	29.83%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	12.78%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	9.69%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	23.70%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	8.48%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	10.55%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.64%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	1.33%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
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The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions.
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However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
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Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities
47

underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	18.68%
Worst Quarter	March 31, 2020	-21.82%
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Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Lifetime 2045 Fund Institutional Class	-16.54%	4.81%	N/A	6.24%	5/1/2015
Empower Lifetime 2045 Fund Investor Class	-16.82%	4.42%	7.68%	N/A
Empower Lifetime 2045 Fund Service Class	-16.92%	4.33%	7.62%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	7.98%	6.32%
Morningstar Lifetime Moderate 2045 Index (reflects no deduction for fees, expenses or taxes)	-17.06%	4.58%	7.70%	5.92%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
49

Empower Lifetime 2050 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2050, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses[2]	0.57%	0.92%	1.02%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2050 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$183	$318	$714
Investor Class	$94	$293	$509	$1,131
Service Class	$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2050 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2050, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
50

ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	30.05%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	12.88%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	10.48%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	25.16%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	9.38%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	7.66%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Inflation-Protected Securities Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.72%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.67%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
51

The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions.
52

However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
53

Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities
54

underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	18.94%
Worst Quarter	March 31, 2020	-22.29%
55

Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Since Inception	Inception Date
Empower Lifetime 2050 Fund Institutional Class	-16.65%	4.78%	7.73%	4/28/2016
Empower Lifetime 2050 Fund Investor Class	-16.95%	4.42%	7.33%	4/28/2016
Empower Lifetime 2050 Fund Service Class	-17.07%	4.30%	7.25%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	8.10%
Morningstar Lifetime Moderate 2050 Index (reflects no deduction for fees, expenses or taxes)	-16.91%	4.62%	7.43%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
56

Empower Lifetime 2055 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[1]	0.58%	0.93%	1.03%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2055 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$186	$324	$726
Investor Class	$95	$296	$515	$1,143
Service Class	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2055, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
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ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	29.33%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	12.55%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	10.97%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	25.86%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	10.06%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	6.93%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.80%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.50%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other
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factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio
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managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from
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leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	18.90%
Worst Quarter	March 31, 2020	-22.37%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Lifetime 2055 Fund Institutional Class	-16.90%	4.66%	N/A	6.13%	5/1/2015
Empower Lifetime 2055 Fund Investor Class	-17.13%	4.29%	7.55%	N/A
Empower Lifetime 2055 Fund Service Class	-17.16%	4.22%	7.46%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	7.98%	6.32%
Morningstar Lifetime Moderate 2055 Index (reflects no deduction for fees, expenses or taxes)	-16.93%	4.55%	7.59%	5.89%
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Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Empower Lifetime 2060 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2060, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[2]	0.58%	0.93%	1.03%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Lifetime 2060 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$186	$324	$726
Investor Class	$95	$296	$515	$1,143
Service Class	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2060 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2060, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund also invests in the Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
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ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	28.41%
Empower Large Cap Growth Fund Institutional
Empower Large Cap Value Fund Institutional
Empower S&P 500® Index Fund Institutional
Mid Cap	12.17%
Empower Ariel Mid Cap Value Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower S&P Mid Cap 400® Index Fund Institutional
Empower T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	11.36%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
Empower S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	26.42%
Empower International Growth Fund Institutional
Empower International Index Fund Institutional
Empower International Value Fund Institutional
Emerging Markets	10.70%
Empower Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	6.58%
Empower Bond Index Fund Institutional
Empower Core Bond Fund Institutional
Empower Global Bond Fund Institutional
Empower High Yield Bond Fund Institutional
Empower Multi-Sector Bond Fund Institutional
Real Estate	3.89%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Empower Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.47%
Empower Short Duration Bond Fund Institutional
Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by ECM). The Fund’s actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other
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factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio
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managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from
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leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a secondary index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	18.84%
Worst Quarter	March 31, 2020	-22.40%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Since Inception	Inception Date
Empower Lifetime 2060 Fund Institutional Class	-16.84%	5.17%	5/1/2019
Empower Lifetime 2060 Fund Investor Class	-17.10%	4.81%	5/1/2019
Empower Lifetime 2060 Fund Service Class	-17.15%	4.74%	5/1/2019
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-18.36%	15.57%
Morningstar Lifetime Moderate 2060 Index (reflects no deduction for fees, expenses or taxes)	-16.98%	13.16%
Investment Adviser
ECM
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2019
Maria Mendelsberg, CFA	Portfolio Manager	2019
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
Purchase and Sale of Fund Shares
The Funds are not sold directly to the general public, but instead may be offered as underlying investments for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.
The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Funds may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Funds
Overview of the Funds
Each Fund is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Funds. Each Fund provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives.
The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Funds strive to provide shareholders with diversification primarily through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.
ECM establishes asset allocations that it considers generally appropriate to investors at specific stages of their retirement, or other investment planning, and then periodically revises the asset mix to meet increasingly conservative investment needs as the investor nears retirement (or other targeted funding need). Therefore, an investor should consider selecting a Fund whose stated transition year is closest to their own projected retirement date (or other targeted funding need).
For those Funds farthest away from their stated transition year, allocations to equity securities are higher so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are lower. As an investor’s retirement date (or other targeted funding need) approaches, a Fund’s allocations to equity securities decrease and allocations to fixed income securities increase. After reaching the end of a Fund’s stated transition year, the Fund’s allocations to equity securities will continue to decrease over time in an effort to focus more on higher income and lower risk.
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The Asset Allocation Process
ECM uses asset allocation strategies to allocate each Fund’s assets among different broad asset classes and the Underlying Funds. The first step in ECM’s allocation process is to determine each Fund's asset class allocations. ECM bases this decision on the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. ECM has engaged Morningstar Investment Management LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to ECM in connection with the development and periodic review of each Fund’s asset allocations. However, ECM ultimately has sole responsibility for determining each Fund's asset class allocations and its investments in Underlying Funds.
Second, once the asset allocation is determined, ECM selects the Underlying Funds. ECM uses its proprietary investment process for selecting the Underlying Funds in which the Funds invest. In selecting Underlying Funds, ECM considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, historical performance, fees and expenses, asset size, management experience & background, and managerial style. Allocations to the Underlying Funds will change as each Fund’s asset mix becomes more conservative over time. The shift toward more conservative investments reflects the need for reduced investment risk as retirement (or other targeted funding need) approaches.
ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM will make changes to these allocations from time to time as appropriate to the individual strategies of each Fund and in order to help achieve each Fund’s investment objective. ECM may add or delete asset classes, change asset allocations, and add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed below and may invest in Underlying Funds not listed below.
Each Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Changes in Underlying Funds, if deemed necessary by ECM, will generally be made on the periodic rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the rebalancing, expenses relating to redemption fees, if applicable, may be incurred by a Fund at the Underlying Fund level.
The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that any of the Funds will meet its respective objective.
Investment Objective
The investment objective of each Fund is located in the “Fund Summaries” section at the front of this Prospectus.
Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.
Each Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, the transition year (which is assumed to be at age 65). Each Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
For each Fund, ECM establishes an anticipated allocation among different broad asset classes based on the transition year identified in the Fund’s name. Within each anticipated asset class allocation, ECM selects the Underlying Funds and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. As described in “The Asset Allocation Process” above, ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Fund and in order to help achieve each Fund’s investment objective.
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The following table demonstrates, under normal circumstances, how each Fund currently expects (as of the date of this Prospectus) to allocate among equity, fixed income and real estate Underlying Funds. Please note that each Fund’s allocations between equity, fixed income and real estate Underlying Funds will change over time as further described in this Prospectus.
Fund	Equity Fund Allocation	Fixed Income Fund Allocation	Real Estate Fund Allocation
Empower Lifetime 2015 Fund	25-45%	50-70%	0-10%
Empower Lifetime 2020 Fund	30-50%	45-65%	0-10%
Empower Lifetime 2025 Fund	40-60%	40-60%	0-10%
Empower Lifetime 2030 Fund	45-65%	30-50%	0-10%
Empower Lifetime 2035 Fund	55-75%	20-40%	0-10%
Empower Lifetime 2040 Fund	65-85%	10-30%	0-10%
Empower Lifetime 2045 Fund	75-95%	2-20%	0-10%
Empower Lifetime 2050 Fund	75-95%	2-20%	0-10%
Empower Lifetime 2055 Fund	75-95%	2-20%	0-10%
Empower Lifetime 2060 Fund	75-95%	2-20%	0-10%
The following table shows the target allocation for the various asset classes for each Fund and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus.
Asset Class (Underlying Funds)	Empower Lifetime 2015 Fund	Empower Lifetime 2020 Fund	Empower Lifetime 2025 Fund	Empower Lifetime 2030 Fund	Empower Lifetime 2035 Fund
Large Cap	15.88%	17.28%	19.14%	21.77%	25.09%
Empower Large Cap Growth Fund Institutional	*	*	*	*	*
Empower Large Cap Value Fund Institutional	*	*	*	*	*
Empower S&P 500® Index Fund Institutional	*	*	*	*	*
Mid Cap	6.80%	7.41%	8.21%	9.34%	10.76%
Empower Ariel Mid Cap Value Fund Institutional	*	*	*	*	*
Empower Mid Cap Value Fund Institutional	*	*	*	*	*
Empower S&P Mid Cap 400® Index Fund Institutional	*	*	*	*	*
Empower T. Rowe Price Mid Cap Growth Fund Institutional	*	*	*	*	*
Small Cap	3.03%	3.66%	4.46%	5.56%	6.97%
Empower Small Cap Growth Fund Institutional	*	*	*	*	*
Empower Small Cap Value Fund Institutional	*	*	*	*	*
Empower S&P Small Cap 600® Index Fund Institutional	*	*	*	*	*
Janus Henderson Triton Fund N	*	*	*	*	*
International	9.06%	10.43%	12.23%	14.72%	17.91%
Empower International Growth Fund Institutional	*	*	*	*	*
Empower International Index Fund Institutional	*	*	*	*	*
Empower International Value Fund Institutional	*	*	*	*	*
Emerging Markets	2.46%	2.98%	3.66%	4.60%	5.86%
Empower Emerging Markets Equity Fund Institutional	*	*	*	*	*
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Asset Class (Underlying Funds)	Empower Lifetime 2015 Fund	Empower Lifetime 2020 Fund	Empower Lifetime 2025 Fund	Empower Lifetime 2030 Fund	Empower Lifetime 2035 Fund
Fidelity Emerging Markets Index Fund	*	*	*	*	*
Bond	41.07%	39.78%	37.10%	32.12%	24.66%
Empower Bond Index Fund Institutional	*	*	*	*	*
Empower Core Bond Fund Institutional	*	*	*	*	*
Empower Global Bond Fund Institutional	*	*	*	*	*
Empower High Yield Bond Fund Institutional	*	*	*	*	*
Empower Inflation-Protected Securities Fund Institutional	*	*	*	*	*
Empower Multi-Sector Bond Fund Institutional	*	*	*	*	*
Real Estate	3.13%	3.22%	3.30%	3.39%	3.47%
American Century Real Estate Fund R6	*	*	*	*	*
DFA International Real Estate Securities Portfolio I	*	*	*	*	*
Empower Real Estate Index Fund Institutional	*	*	*	*	*
Short-Term Bond/Cash	18.57%	15.24%	11.90%	8.50%	5.28%
Empower Short Duration Bond Fund Institutional	*	*	*	*	*
Empower of America Contract	*	*	*	*	*

Asset Class (Underlying Funds)	Empower Lifetime 2040 Fund	Empower Lifetime 2045 Fund	Empower Lifetime 2050 Fund	Empower Lifetime 2055 Fund	Empower Lifetime 2060 Fund
Large Cap	28.10%	29.83%	30.05%	29.33%	28.41%
Empower Large Cap Growth Fund Institutional	*	*	*	*	*
Empower Large Cap Value Fund Institutional	*	*	*	*	*
Empower S&P 500® Index Fund Institutional	*	*	*	*	*
Mid Cap	12.06%	12.78%	12.88%	12.55%	12.17%
Empower Ariel Mid Cap Value Fund Institutional	*	*	*	*	*
Empower Mid Cap Value Fund Institutional	*	*	*	*	*
Empower S&P Mid Cap 400® Index Fund Institutional	*	*	*	*	*
Empower T. Rowe Price Mid Cap Growth Fund Institutional	*	*	*	*	*
Small Cap	8.46%	9.69%	10.48%	10.97%	11.36%
Empower Small Cap Growth Fund Institutional	*	*	*	*	*
Empower Small Cap Value Fund Institutional	*	*	*	*	*
Empower S&P Small Cap 600® Index Fund Institutional	*	*	*	*	*
Janus Henderson Triton Fund N	*	*	*	*	*
International	21.18%	23.70%	25.16%	25.86%	26.42%
Empower International Growth Fund Institutional	*	*	*	*	*
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Asset Class (Underlying Funds)	Empower Lifetime 2040 Fund	Empower Lifetime 2045 Fund	Empower Lifetime 2050 Fund	Empower Lifetime 2055 Fund	Empower Lifetime 2060 Fund
Empower International Index Fund Institutional	*	*	*	*	*
Empower International Value Fund Institutional	*	*	*	*	*
Emerging Markets	7.24%	8.48%	9.38%	10.06%	10.70%
Empower Emerging Markets Equity Fund Institutional	*	*	*	*	*
Fidelity Emerging Markets Index Fund	*	*	*	*	*
Bond	16.61%	10.55%	7.66%	6.93%	6.58%
Empower Bond Index Fund Institutional	*	*	*	*	*
Empower Core Bond Fund Institutional	*	*	*	*	*
Empower Global Bond Fund Institutional	*	*	*	*	*
Empower High Yield Bond Fund Institutional	*	*	*	*	*
Empower Inflation-Protected Securities Fund Institutional	*	*	*
Empower Multi-Sector Bond Fund Institutional	*	*	*	*	*
Real Estate	3.56%	3.64%	3.72%	3.80%	3.89%
American Century Real Estate Fund R6	*	*	*	*	*
DFA International Real Estate Securities Portfolio I	*	*	*	*	*
Empower Real Estate Index Fund Institutional	*	*	*	*	*
Short-Term Bond/Cash	2.79%	1.33%	0.67%	0.50%	0.47%
Empower Short Duration Bond Fund Institutional	*	*	*	*	*
Empower of America Contract	*	*	*	*	*
Each Fund invests in the Contract for allocations to the short-term bond/cash asset class. The Contract, which is also considered an Underlying Fund, has a stable principal value and will pay each Fund a fixed rate of interest. Empower of America calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the Contract, the Funds will not directly participate in the actual experience of the assets underlying the Contract. Although under certain market conditions a Fund’s performance may be adversely affected by its investment in the Contract, ECM believes that the stable nature of the Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Empower of America could decide to stop offering the Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the Contract, the Funds are exposed to the risk of unanticipated industry conditions as well as risks specific to Empower of America. If Empower of America were to become insolvent, the Contract would be settled commensurate with other Empower of America policy holder obligations. It is important to note that only the Funds are entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Funds, ECM, Empower of America nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income.
The Underlying Funds may include mutual funds that are directly advised by ECM, mutual funds that are sub-advised by affiliated or unaffiliated sub-advisers retained by ECM, mutual funds that are advised by an affiliate of ECM, and mutual funds that are advised by unaffiliated investment advisers. Underlying Funds managed by Putnam Investment Management, LLC (“Putnam Funds”) are in the same group of investment companies as Empower Funds, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of ECM and Empower of America. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which like ECM and Empower of America, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Irish Life Investment Managers Limited (“ILIM”) is an affiliate of ECM and Empower of America. ILIM is a subsidiary of Canada Life Group U.K. Ltd, which like ECM,
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is owned through a series of wholly owned subsidiaries of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies.
The following chart illustrates the target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus for the Funds. The illustration reflects neutral allocations (without any tactical adjustments by ECM). The actual asset allocation may differ from this illustration to reflect ECM’s tactical adjustments to the asset mix based on market outlook or other factors. ECM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval. Reallocations may be implemented promptly or may be implemented gradually.

In pursuing each Fund’s investment objective, ECM has considerable discretion with respect to the use of investments and investment strategies, which means that ECM can decide whether to use them or not.
Each Fund’s investment objective and principal investment strategies may be changed by the Board of Directors of Empower Funds (the “Board”) without shareholder approval.
Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, each Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, derivatives, and short-term investments. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at www.sec.gov.
Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should a Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities
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issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. The detailed descriptions of the principal investment risks set forth below apply to the Funds in varying degrees depending on the asset allocation of each Fund. The principal investment risks in the “Fund Summaries” section at the front of this Prospectus are presented in an order that reflects ECM's current assessment of relative importance of the principal investment risks for each Fund.
Fund-of-Funds Structure Risk

•Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long-term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.
•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.
•Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Funds entails more expenses than a direct investment in the Underlying Funds.
•The ability of each Fund to achieve its investment objectives depends on ECM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that ECM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.
•The Funds are classified as non-diversified under the 1940 Act, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Funds’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Empower Global Bond Fund, Empower Real Estate Index Fund and the Contract) themselves are diversified investment companies.
•ECM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. ECM is subject to conflicts of interest because ECM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to ECM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.
•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.
Single Issuer Risk - The Contract in which the Funds invest has a stable principal value and pays a fixed rate of interest to each Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, a Fund may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.
Target Date Fund Risk - The year in each Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). Each Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Funds' foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivative contracts will work as intended, and it is possible for the Underlying Fund to lose more than its original investment.
•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. Forward contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that an Underlying Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially
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unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase an Underlying Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers
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will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, an Underlying Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period an Underlying Fund holds IPS, the Underlying Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
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Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Funds could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of an Underlying Fund's investments and negatively impact the Underlying Fund's performance.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected
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(prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, an Underlying Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
A complete listing of each Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.
You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Funds' portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The benchmark indexes for each Fund are the MSCI ACWI Index, which is an unmanaged index that captures large and mid cap representation across 23 developed markets and 24 emerging markets countries, and the applicable Morningstar Lifetime Index, which represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and treasury inflation-protected securities in allocations aligned with the target date set forth in the name of the index.
More Information About the Funds’ Fees and Expenses
Except as noted in the footnotes to each Fund’s table of Annual Fund Operating Expenses, the expenses shown in each Fund’s table of Annual Fund Operating Expenses are for the fiscal year ended December 31, 2022. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
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With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds.
Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. ECM will arrange for Empower Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Funds. ECM is a wholly-owned subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
The Funds are managed by an Asset Allocation Committee of ECM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Portfolio Manager, Head of Portfolio Construction and Research, and Chairperson of the Asset Allocation Committee has managed the Lifetime 2015, 2025, 2035, 2045 and 2055 Funds since 2014 and the Lifetime 2020, 2030, 2040, 2050 and 2060 Funds since inception and joined ECM in 2011.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Lifetime 2015-2055 Funds since 2018, the Lifetime 2060 Fund since inception and joined ECM in 2016.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.
Advisory Fees
For its services, with respect to each Fund, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Fund’s average daily net assets. ECM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that the Funds shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Service Class shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Service Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to reduce its management fee by 0.35% of the amount each Fund allocates to the Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2022 and will be available in the Funds’ Semi-Annual Report to shareholders for the period ending on June 30, 2023.
The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
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Shareholder Information
Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Funds offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Funds are generally available only to shareholders residing in the U.S. However, the Funds may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging a Fund’s shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.
A separate net asset value is calculated for each share class of a Fund. Net asset value is determined by dividing net assets of each of a Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
Each Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. If current market prices or Underlying Fund net asset values are not readily available, each Fund’s assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board.
Because each Fund is primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Funds on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Funds.
A Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
Each Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. Each Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, each Fund typically expects to meet daily shareholder redemptions by monitoring each Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. Each Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by each Fund’s custodian bank or borrowing from a line of credit.
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Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Funds at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Funds through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause a Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Funds invest to varying degrees in Underlying Funds that hold securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Underlying Funds’ investments. In addition, the market for securities of smaller companies or lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in an Underlying Fund’s shares, which will reduce the Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because shares of smaller companies and lower-rated securities may be less liquid than securities of larger companies and higher-rated debt, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if an Underlying Fund holds other types of less liquid securities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at a Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of a Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within a Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into a Fund made with new assets contributed or rolled into the shareholder’s account) into a Fund for a 30 day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by a Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to a Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in
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frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Funds do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Funds may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Funds.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
Voting Procedures for Variable Contract Owners
Shares attributable to the Funds held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which a Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Funds, will be voted in the same proportion as shares for which the Funds have received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. Each Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.
If a Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by a Fund. In addition, if a Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
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The tax consequences of your investment in the Funds depend on the provisions of the Permitted Account through which you invest in the Funds. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce an Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.
Share Classes
The Funds have three classes of shares, Institutional Class, Investor Class and Service Class shares. Each class is identical except that Service Class shares have a distribution and service plan which is described below, and Investor Class and Service Class shares have a Shareholder Services Fee which is described below.
Service Class Distribution Plan
The Funds have adopted a distribution, or “Rule 12b-1,” plan for their Service Class shares. The plan allows the Service Class shares of the Funds to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sale of Service Class shares of the Funds and/or for providing or arranging for the provision of services to the Funds' Service Class shareholders.
The Rule 12b-1 plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of the Funds). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Funds. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class, Service Class and Class L shares of the Funds (“Shareholder Services Fee”). To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or
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investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Funds ends on December 31 of each year. Twice a year, a report containing a summary of the Funds' performance and other information will be made available to shareholders of each Fund. Annual and semi-annual shareholder reports for each Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Institutional Class, Investor Class and Service Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds' Annual Report, which is available upon request.
Selected data for a share of capital stock of each Fund throughout the periods indicated.
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Empower Lifetime 2015 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$14.83	0.26	(2.07)	(1.81)	(0.26)	(0.70)	(0.96)	$12.06	(12.27%)
12/31/2021	$14.77	0.35	0.90	1.25	(0.33)	(0.86)	(1.19)	$14.83	8.48%
12/31/2020	$13.77	0.47	1.02	1.49	(0.25)	(0.24)	(0.49)	$14.77	11.00%
12/31/2019	$12.72	0.27	1.63	1.90	(0.20)	(0.65)	(0.85)	$13.77	15.17%
12/31/2018	$14.12	0.33	(0.93)	(0.60)	(0.30)	(0.50)	(0.80)	$12.72	(4.42%)
Service Class
12/31/2022	$14.79	0.25	(2.07)	(1.82)	(0.24)	(0.70)	(0.94)	$12.03	(12.36%)
12/31/2021	$14.72	0.29	0.94	1.23	(0.30)	(0.86)	(1.16)	$14.79	8.39%
12/31/2020	$13.68	0.24	1.24	1.48	(0.20)	(0.24)	(0.44)	$14.72	11.01%
12/31/2019	$12.64	0.25	1.61	1.86	(0.17)	(0.65)	(0.82)	$13.68	14.96%
12/31/2018	$14.02	0.32	(0.92)	(0.60)	(0.28)	(0.50)	(0.78)	$12.64	(4.45%)
Institutional Class
12/31/2022	$9.26	0.20	(1.30)	(1.10)	(0.31)	(0.70)	(1.01)	$7.15	(11.95%)
12/31/2021	$9.67	0.24	0.61	0.85	(0.40)	(0.86)	(1.26)	$9.26	8.85%
12/31/2020	$9.16	0.20	0.82	1.02	(0.27)	(0.24)	(0.51)	$9.67	11.47%
12/31/2019	$8.76	0.23	1.10	1.33	(0.28)	(0.65)	(0.93)	$9.16	15.53%
12/31/2018	$10.01	0.30	(0.68)	(0.38)	(0.37)	(0.50)	(0.87)	$8.76	(4.03%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$311,878	0.47%	0.43%	2.00%	17%
12/31/2021	$422,380	0.47%	0.43%	2.27%	25%
12/31/2020	$370,481	0.47%	0.43%	3.34%	24%
12/31/2019	$57,202	0.47%	0.43%	2.00%	17%
12/31/2018	$60,993	0.47%	0.44%	2.33%	43%
Service Class
12/31/2022	$182,845	0.57%	0.53%	1.86%	17%
12/31/2021	$268,126	0.57%	0.53%	1.88%	25%
12/31/2020	$328,331	0.57%	0.53%	1.73%	24%
12/31/2019	$369,554	0.57%	0.53%	1.83%	17%
12/31/2018	$446,092	0.57%	0.54%	2.28%	43%
Institutional Class
12/31/2022	$51,615	0.12%	0.08%	2.48%	17%
12/31/2021	$61,545	0.12%	0.08%	2.45%	25%
12/31/2020	$72,053	0.12%	0.08%	2.22%	24%
12/31/2019	$87,560	0.12%	0.08%	2.46%	17%
12/31/2018	$73,205	0.12%	0.09%	3.06%	43%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
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Empower Lifetime 2020 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$11.70	0.20	(1.71)	(1.51)	(0.21)	(0.59)	(0.80)	$9.39	(12.95%)
12/31/2021	$11.57	0.30	0.76	1.06	(0.28)	(0.65)	(0.93)	$11.70	9.17%
12/31/2020	$10.91	0.46	0.75	1.21	(0.22)	(0.33)	(0.55)	$11.57	11.31%
12/31/2019	$10.00	0.22	1.40	1.62	(0.20)	(0.51)	(0.71)	$10.91	16.44%
12/31/2018	$11.12	0.29	(0.82)	(0.53)	(0.30)	(0.29)	(0.59)	$10.00	(4.94%)
Service Class
12/31/2022	$11.81	0.23	(1.76)	(1.53)	(0.19)	(0.59)	(0.78)	$9.50	(12.97%)
12/31/2021	$11.64	0.27	0.79	1.06	(0.24)	(0.65)	(0.89)	$11.81	9.12%
12/31/2020	$10.94	0.20	1.00	1.20	(0.17)	(0.33)	(0.50)	$11.64	11.21%
12/31/2019	$10.03	0.21	1.40	1.61	(0.19)	(0.51)	(0.70)	$10.94	16.24%
12/31/2018	$11.15	0.28	(0.82)	(0.54)	(0.29)	(0.29)	(0.58)	$10.03	(5.02%)
Institutional Class
12/31/2022	$11.73	0.24	(1.72)	(1.48)	(0.26)	(0.59)	(0.85)	$9.40	(12.61%)
12/31/2021	$11.60	0.35	0.76	1.11	(0.33)	(0.65)	(0.98)	$11.73	9.60%
12/31/2020	$10.92	0.24	1.01	1.25	(0.24)	(0.33)	(0.57)	$11.60	11.72%
12/31/2019	$10.03	0.27	1.39	1.66	(0.26)	(0.51)	(0.77)	$10.92	16.80%
12/31/2018	$11.16	0.34	(0.83)	(0.49)	(0.35)	(0.29)	(0.64)	$10.03	(4.58%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$319,793	0.47%	0.44%	1.93%	30%
12/31/2021	$392,502	0.47%	0.44%	2.51%	26%
12/31/2020	$251,811	0.47%	0.44%	4.11%	34%
12/31/2019	$14,883	0.47%	0.44%	2.02%	26%
12/31/2018	$15,119	0.47%	0.44%	2.65%	46%
Service Class
12/31/2022	$17,343	0.57%	0.54%	2.22%	30%
12/31/2021	$24,730	0.57%	0.54%	2.23%	26%
12/31/2020	$30,583	0.57%	0.54%	1.86%	34%
12/31/2019	$32,034	0.57%	0.54%	1.97%	26%
12/31/2018	$31,750	0.57%	0.54%	2.57%	46%
Institutional Class
12/31/2022	$34,008	0.12%	0.09%	2.28%	30%
12/31/2021	$46,048	0.12%	0.09%	2.90%	26%
12/31/2020	$47,668	0.12%	0.09%	2.23%	34%
12/31/2019	$57,786	0.12%	0.09%	2.49%	26%
12/31/2018	$43,938	0.12%	0.09%	3.10%	46%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
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Empower Lifetime 2025 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$15.65	0.26	(2.42)	(2.16)	(0.23)	(0.74)	(0.97)	$12.52	(13.83%)
12/31/2021	$15.50	0.39	1.18	1.57	(0.35)	(1.07)	(1.42)	$15.65	10.16%
12/31/2020	$14.46	0.49	1.23	1.72	(0.27)	(0.41)	(0.68)	$15.50	12.24%
12/31/2019	$13.19	0.28	2.05	2.33	(0.22)	(0.84)	(1.06)	$14.46	18.01%
12/31/2018	$15.08	0.32	(1.15)	(0.83)	(0.30)	(0.76)	(1.06)	$13.19	(5.73%)
Service Class
12/31/2022	$15.61	0.23	(2.39)	(2.16)	(0.21)	(0.74)	(0.95)	$12.50	(13.88%)
12/31/2021	$15.44	0.32	1.23	1.55	(0.31)	(1.07)	(1.38)	$15.61	10.09%
12/31/2020	$14.37	0.25	1.44	1.69	(0.21)	(0.41)	(0.62)	$15.44	12.12%
12/31/2019	$13.11	0.27	2.03	2.30	(0.20)	(0.84)	(1.04)	$14.37	17.89%
12/31/2018	$14.99	0.32	(1.16)	(0.84)	(0.28)	(0.76)	(1.04)	$13.11	(5.82%)
Institutional Class
12/31/2022	$8.20	0.16	(1.26)	(1.10)	(0.29)	(0.74)	(1.03)	$6.07	(13.43%)
12/31/2021	$8.78	0.24	0.68	0.92	(0.43)	(1.07)	(1.50)	$8.20	10.52%
12/31/2020	$8.47	0.20	0.82	1.02	(0.30)	(0.41)	(0.71)	$8.78	12.67%
12/31/2019	$8.16	0.22	1.23	1.45	(0.30)	(0.84)	(1.14)	$8.47	18.43%
12/31/2018	$9.80	0.29	(0.78)	(0.49)	(0.39)	(0.76)	(1.15)	$8.16	(5.41%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$541,300	0.47%	0.44%	1.88%	20%
12/31/2021	$655,221	0.47%	0.45%	2.43%	29%
12/31/2020	$509,178	0.47%	0.44%	3.35%	28%
12/31/2019	$108,828	0.47%	0.45%	1.93%	22%
12/31/2018	$118,244	0.47%	0.45%	2.17%	39%
Service Class
12/31/2022	$541,410	0.57%	0.54%	1.67%	20%
12/31/2021	$764,922	0.57%	0.55%	2.00%	29%
12/31/2020	$901,294	0.57%	0.54%	1.74%	28%
12/31/2019	$1,026,060	0.57%	0.55%	1.87%	22%
12/31/2018	$1,081,687	0.57%	0.55%	2.17%	39%
Institutional Class
12/31/2022	$180,371	0.12%	0.09%	2.29%	20%
12/31/2021	$188,094	0.12%	0.10%	2.66%	29%
12/31/2020	$198,671	0.12%	0.09%	2.40%	28%
12/31/2019	$212,287	0.12%	0.10%	2.48%	22%
12/31/2018	$157,901	0.12%	0.10%	2.97%	39%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
91

Empower Lifetime 2030 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$12.22	0.19	(1.98)	(1.79)	(0.19)	(0.68)	(0.87)	$9.56	(14.62%)
12/31/2021	$11.94	0.35	1.03	1.38	(0.32)	(0.78)	(1.10)	$12.22	11.60%
12/31/2020	$11.24	0.53	0.84	1.37	(0.22)	(0.45)	(0.67)	$11.94	12.61%
12/31/2019	$10.13	0.23	1.75	1.98	(0.21)	(0.66)	(0.87)	$11.24	20.00%
12/31/2018	$11.61	0.28	(1.04)	(0.76)	(0.30)	(0.42)	(0.72)	$10.13	(6.74%)
Service Class
12/31/2022	$12.34	0.19	(2.01)	(1.82)	(0.17)	(0.68)	(0.85)	$9.67	(14.72%)
12/31/2021	$12.02	0.30	1.08	1.38	(0.28)	(0.78)	(1.06)	$12.34	11.54%
12/31/2020	$11.28	0.22	1.15	1.37	(0.18)	(0.45)	(0.63)	$12.02	12.50%
12/31/2019	$10.15	0.22	1.76	1.98	(0.19)	(0.66)	(0.85)	$11.28	19.84%
12/31/2018	$11.64	0.27	(1.05)	(0.78)	(0.29)	(0.42)	(0.71)	$10.15	(6.82%)
Institutional Class
12/31/2022	$12.26	0.24	(1.99)	(1.75)	(0.25)	(0.68)	(0.93)	$9.58	(14.29%)
12/31/2021	$11.98	0.38	1.05	1.43	(0.37)	(0.78)	(1.15)	$12.26	12.00%
12/31/2020	$11.26	0.24	1.17	1.41	(0.24)	(0.45)	(0.69)	$11.98	12.99%
12/31/2019	$10.15	0.28	1.76	2.04	(0.27)	(0.66)	(0.93)	$11.26	20.52%
12/31/2018	$11.64	0.33	(1.05)	(0.72)	(0.35)	(0.42)	(0.77)	$10.15	(6.43%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$332,604	0.47%	0.45%	1.77%	26%
12/31/2021	$368,130	0.47%	0.45%	2.75%	25%
12/31/2020	$227,945	0.47%	0.45%	4.60%	35%
12/31/2019	$10,577	0.47%	0.45%	2.09%	23%
12/31/2018	$8,157	0.47%	0.46%	2.45%	40%
Service Class
12/31/2022	$35,169	0.57%	0.55%	1.82%	26%
12/31/2021	$46,395	0.57%	0.55%	2.39%	25%
12/31/2020	$46,337	0.57%	0.55%	2.01%	35%
12/31/2019	$45,451	0.57%	0.55%	1.93%	23%
12/31/2018	$39,959	0.57%	0.56%	2.38%	40%
Institutional Class
12/31/2022	$64,855	0.12%	0.10%	2.22%	26%
12/31/2021	$76,991	0.12%	0.10%	3.03%	25%
12/31/2020	$66,143	0.12%	0.10%	2.16%	35%
12/31/2019	$78,245	0.12%	0.10%	2.52%	23%
12/31/2018	$49,277	0.12%	0.11%	2.81%	40%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
92

Empower Lifetime 2035 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$15.70	0.24	(2.69)	(2.45)	(0.19)	(0.84)	(1.03)	$12.22	(15.62%)
12/31/2021	$15.17	0.46	1.57	2.03	(0.37)	(1.13)	(1.50)	$15.70	13.46%
12/31/2020	$14.18	0.48	1.33	1.81	(0.25)	(0.57)	(0.82)	$15.17	13.30%
12/31/2019	$12.71	0.25	2.51	2.76	(0.20)	(1.09)	(1.29)	$14.18	22.17%
12/31/2018	$15.26	0.29	(1.44)	(1.15)	(0.26)	(1.14)	(1.40)	$12.71	(7.87%)
Service Class
12/31/2022	$15.46	0.20	(2.62)	(2.42)	(0.17)	(0.84)	(1.01)	$12.03	(15.70%)
12/31/2021	$14.94	0.36	1.62	1.98	(0.33)	(1.13)	(1.46)	$15.46	13.34%
12/31/2020	$13.93	0.24	1.54	1.78	(0.20)	(0.57)	(0.77)	$14.94	13.29%
12/31/2019	$12.50	0.24	2.47	2.71	(0.19)	(1.09)	(1.28)	$13.93	22.09%
12/31/2018	$15.03	0.28	(1.42)	(1.14)	(0.25)	(1.14)	(1.39)	$12.50	(7.95%)
Institutional Class
12/31/2022	$7.92	0.14	(1.34)	(1.20)	(0.27)	(0.84)	(1.11)	$5.61	(15.29%)
12/31/2021	$8.36	0.24	0.90	1.14	(0.45)	(1.13)	(1.58)	$7.92	13.83%
12/31/2020	$8.17	0.18	0.87	1.05	(0.29)	(0.57)	(0.86)	$8.36	13.84%
12/31/2019	$7.85	0.20	1.50	1.70	(0.29)	(1.09)	(1.38)	$8.17	22.58%
12/31/2018	$10.05	0.27	(0.97)	(0.70)	(0.36)	(1.14)	(1.50)	$7.85	(7.56%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$487,896	0.47%	0.46%	1.75%	22%
12/31/2021	$549,911	0.47%	0.46%	2.84%	29%
12/31/2020	$423,605	0.47%	0.46%	3.40%	24%
12/31/2019	$98,420	0.47%	0.46%	1.80%	23%
12/31/2018	$105,406	0.47%	0.46%	1.89%	37%
Service Class
12/31/2022	$607,917	0.57%	0.56%	1.47%	22%
12/31/2021	$848,269	0.57%	0.56%	2.26%	29%
12/31/2020	$934,399	0.57%	0.56%	1.78%	24%
12/31/2019	$984,866	0.57%	0.56%	1.76%	23%
12/31/2018	$978,371	0.57%	0.56%	1.90%	37%
Institutional Class
12/31/2022	$192,523	0.12%	0.11%	2.16%	22%
12/31/2021	$209,808	0.12%	0.11%	2.77%	29%
12/31/2020	$206,898	0.12%	0.11%	2.28%	24%
12/31/2019	$202,044	0.12%	0.11%	2.41%	23%
12/31/2018	$143,007	0.12%	0.11%	2.74%	37%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
93

Empower Lifetime 2040 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$12.40	0.17	(2.19)	(2.02)	(0.17)	(0.83)	(1.00)	$9.38	(16.30%)
12/31/2021	$11.89	0.40	1.39	1.79	(0.36)	(0.92)	(1.28)	$12.40	15.11%
12/31/2020	$11.19	0.57	0.88	1.45	(0.21)	(0.54)	(0.75)	$11.89	13.60%
12/31/2019	$9.91	0.23	2.08	2.31	(0.21)	(0.82)	(1.03)	$11.19	23.83%
12/31/2018	$11.68	0.24	(1.23)	(0.99)	(0.32)	(0.46)	(0.78)	$9.91	(8.76%)
Service Class
12/31/2022	$12.53	0.18	(2.23)	(2.05)	(0.15)	(0.83)	(0.98)	$9.50	(16.41%)
12/31/2021	$11.98	0.35	1.44	1.79	(0.32)	(0.92)	(1.24)	$12.53	14.97%
12/31/2020	$11.24	0.22	1.23	1.45	(0.17)	(0.54)	(0.71)	$11.98	13.53%
12/31/2019	$9.94	0.21	2.10	2.31	(0.19)	(0.82)	(1.01)	$11.24	23.63%
12/31/2018	$11.72	0.25	(1.27)	(1.02)	(0.30)	(0.46)	(0.76)	$9.94	(8.85%)
Institutional Class
12/31/2022	$12.51	0.21	(2.21)	(2.00)	(0.22)	(0.83)	(1.05)	$9.46	(16.00%)
12/31/2021	$11.99	0.42	1.43	1.85	(0.41)	(0.92)	(1.33)	$12.51	15.52%
12/31/2020	$11.26	0.23	1.27	1.50	(0.23)	(0.54)	(0.77)	$11.99	14.01%
12/31/2019	$9.97	0.27	2.10	2.37	(0.26)	(0.82)	(1.08)	$11.26	24.18%
12/31/2018	$11.74	0.31	(1.28)	(0.97)	(0.34)	(0.46)	(0.80)	$9.97	(8.40%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$252,781	0.47%	0.46%	1.65%	24%
12/31/2021	$260,810	0.47%	0.46%	3.12%	24%
12/31/2020	$156,385	0.47%	0.46%	5.03%	30%
12/31/2019	$5,112	0.47%	0.46%	2.13%	22%
12/31/2018	$3,638	0.47%	0.46%	2.05%	36%
Service Class
12/31/2022	$25,728	0.57%	0.56%	1.67%	24%
12/31/2021	$38,173	0.57%	0.56%	2.66%	24%
12/31/2020	$40,091	0.57%	0.56%	2.05%	30%
12/31/2019	$36,469	0.57%	0.56%	1.90%	22%
12/31/2018	$27,649	0.57%	0.56%	2.18%	36%
Institutional Class
12/31/2022	$44,836	0.12%	0.11%	1.99%	24%
12/31/2021	$58,214	0.12%	0.11%	3.22%	24%
12/31/2020	$47,103	0.12%	0.11%	2.18%	30%
12/31/2019	$49,238	0.12%	0.11%	2.39%	22%
12/31/2018	$31,825	0.12%	0.11%	2.63%	36%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
94

Empower Lifetime 2045 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$15.97	0.22	(2.90)	(2.68)	(0.18)	(0.96)	(1.14)	$12.15	(16.82%)
12/31/2021	$15.17	0.53	1.89	2.42	(0.41)	(1.21)	(1.62)	$15.97	16.02%
12/31/2020	$14.16	0.53	1.35	1.88	(0.24)	(0.63)	(0.87)	$15.17	13.89%
12/31/2019	$12.58	0.22	2.80	3.02	(0.19)	(1.25)	(1.44)	$14.16	24.59%
12/31/2018	$15.38	0.27	(1.64)	(1.37)	(0.24)	(1.19)	(1.43)	$12.58	(9.36%)
Service Class
12/31/2022	$15.26	0.17	(2.75)	(2.58)	(0.15)	(0.96)	(1.11)	$11.57	(16.92%)
12/31/2021	$14.54	0.39	1.91	2.30	(0.37)	(1.21)	(1.58)	$15.26	15.91%
12/31/2020	$13.57	0.22	1.57	1.79	(0.19)	(0.63)	(0.82)	$14.54	13.81%
12/31/2019	$12.11	0.23	2.66	2.89	(0.18)	(1.25)	(1.43)	$13.57	24.51%
12/31/2018	$14.86	0.26	(1.59)	(1.33)	(0.23)	(1.19)	(1.42)	$12.11	(9.43%)
Institutional Class
12/31/2022	$8.19	0.14	(1.49)	(1.35)	(0.25)	(0.96)	(1.21)	$5.63	(16.54%)
12/31/2021	$8.51	0.28	1.10	1.38	(0.49)	(1.21)	(1.70)	$8.19	16.39%
12/31/2020	$8.32	0.19	0.91	1.10	(0.28)	(0.63)	(0.91)	$8.51	14.33%
12/31/2019	$7.95	0.21	1.69	1.90	(0.28)	(1.25)	(1.53)	$8.32	25.14%
12/31/2018	$10.33	0.27	(1.12)	(0.85)	(0.34)	(1.19)	(1.53)	$7.95	(9.01%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$322,379	0.47%	0.47%	1.66%	21%
12/31/2021	$324,585	0.47%	0.47%	3.19%	29%
12/31/2020	$225,206	0.47%	0.46%	3.78%	23%
12/31/2019	$44,077	0.47%	0.46%	1.59%	24%
12/31/2018	$52,347	0.47%	0.46%	1.74%	33%
Service Class
12/31/2022	$397,179	0.57%	0.57%	1.34%	21%
12/31/2021	$572,549	0.57%	0.57%	2.50%	29%
12/31/2020	$589,841	0.57%	0.56%	1.69%	23%
12/31/2019	$606,808	0.57%	0.56%	1.70%	24%
12/31/2018	$581,048	0.57%	0.56%	1.74%	33%
Institutional Class
12/31/2022	$136,504	0.12%	0.12%	2.05%	21%
12/31/2021	$151,185	0.12%	0.12%	3.11%	29%
12/31/2020	$147,820	0.12%	0.11%	2.39%	23%
12/31/2019	$129,174	0.12%	0.11%	2.40%	24%
12/31/2018	$87,290	0.12%	0.11%	2.64%	33%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
95

Empower Lifetime 2050 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$12.96	0.19	(2.39)	(2.20)	(0.17)	(0.83)	(1.00)	$9.76	(16.95%)
12/31/2021	$12.37	0.47	1.52	1.99	(0.40)	(1.00)	(1.40)	$12.96	16.15%
12/31/2020	$11.62	0.59	0.95	1.54	(0.22)	(0.57)	(0.79)	$12.37	13.96%
12/31/2019	$10.20	0.24	2.23	2.47	(0.21)	(0.84)	(1.05)	$11.62	24.82%
12/31/2018	$12.14	0.30	(1.42)	(1.12)	(0.32)	(0.50)	(0.82)	$10.20	(9.54%)
Service Class
12/31/2022	$13.08	0.16	(2.39)	(2.23)	(0.15)	(0.83)	(0.98)	$9.87	(17.07%)
12/31/2021	$12.44	0.37	1.62	1.99	(0.35)	(1.00)	(1.35)	$13.08	16.06%
12/31/2020	$11.66	0.21	1.32	1.53	(0.18)	(0.57)	(0.75)	$12.44	13.79%
12/31/2019	$10.22	0.22	2.25	2.47	(0.19)	(0.84)	(1.03)	$11.66	24.80%
12/31/2018	$12.17	0.26	(1.41)	(1.15)	(0.30)	(0.50)	(0.80)	$10.22	(9.70%)
Institutional Class
12/31/2022	$13.03	0.20	(2.37)	(2.17)	(0.22)	(0.83)	(1.05)	$9.81	(16.65%)
12/31/2021	$12.43	0.47	1.58	2.05	(0.45)	(1.00)	(1.45)	$13.03	16.56%
12/31/2020	$11.66	0.24	1.34	1.58	(0.24)	(0.57)	(0.81)	$12.43	14.30%
12/31/2019	$10.24	0.29	2.24	2.53	(0.27)	(0.84)	(1.11)	$11.66	25.28%
12/31/2018	$12.19	0.32	(1.41)	(1.09)	(0.36)	(0.50)	(0.86)	$10.24	(9.21%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$144,747	0.47%	0.47%	1.76%	20%
12/31/2021	$123,992	0.47%	0.47%	3.45%	24%
12/31/2020	$61,877	0.47%	0.46%	5.04%	31%
12/31/2019	$3,124	0.47%	0.46%	2.07%	21%
12/31/2018	$2,166	0.47%	0.47%	2.49%	33%
Service Class
12/31/2022	$22,872	0.57%	0.57%	1.42%	20%
12/31/2021	$33,950	0.57%	0.57%	2.72%	24%
12/31/2020	$34,760	0.57%	0.56%	1.93%	31%
12/31/2019	$29,274	0.57%	0.56%	1.91%	21%
12/31/2018	$20,800	0.57%	0.57%	2.14%	33%
Institutional Class
12/31/2022	$35,495	0.12%	0.12%	1.81%	20%
12/31/2021	$43,569	0.12%	0.12%	3.47%	24%
12/31/2020	$35,250	0.12%	0.11%	2.17%	31%
12/31/2019	$32,461	0.12%	0.11%	2.52%	21%
12/31/2018	$17,395	0.12%	0.12%	2.61%	33%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
96

Empower Lifetime 2055 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$19.79	0.28	(3.67)	(3.39)	(0.16)	(1.04)	(1.20)	$15.20	(17.13%)
12/31/2021	$18.56	0.69	2.29	2.98	(0.43)	(1.32)	(1.75)	$19.79	16.10%
12/31/2020	$17.21	0.57	1.73	2.30	(0.24)	(0.71)	(0.95)	$18.56	13.96%
12/31/2019	$15.10	0.28	3.41	3.69	(0.20)	(1.38)	(1.58)	$17.21	24.70%
12/31/2018	$18.35	0.32	(2.08)	(1.76)	(0.26)	(1.23)	(1.49)	$15.10	(9.75%)
Service Class
12/31/2022	$19.08	0.22	(3.49)	(3.27)	(0.13)	(1.04)	(1.17)	$14.64	(17.16%)
12/31/2021	$17.93	0.50	2.36	2.86	(0.39)	(1.32)	(1.71)	$19.08	15.94%
12/31/2020	$16.63	0.28	1.92	2.20	(0.19)	(0.71)	(0.90)	$17.93	13.81%
12/31/2019	$14.68	0.29	3.24	3.53	(0.20)	(1.38)	(1.58)	$16.63	24.70%
12/31/2018	$17.83	0.31	(1.98)	(1.67)	(0.25)	(1.23)	(1.48)	$14.68	(9.82%)
Institutional Class
12/31/2022	$7.24	0.12	(1.34)	(1.22)	(0.25)	(1.04)	(1.29)	$4.73	(16.90%)
12/31/2021	$7.81	0.26	1.03	1.29	(0.54)	(1.32)	(1.86)	$7.24	16.54%
12/31/2020	$7.81	0.17	0.84	1.01	(0.30)	(0.71)	(1.01)	$7.81	14.33%
12/31/2019	$7.68	0.21	1.62	1.83	(0.32)	(1.38)	(1.70)	$7.81	25.19%
12/31/2018	$10.17	0.27	(1.14)	(0.87)	(0.39)	(1.23)	(1.62)	$7.68	(9.43%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$93,973	0.47%	0.47%	1.69%	22%
12/31/2021	$85,259	0.47%	0.47%	3.39%	32%
12/31/2020	$55,218	0.47%	0.46%	3.38%	28%
12/31/2019	$18,634	0.47%	0.46%	1.65%	26%
12/31/2018	$20,048	0.47%	0.46%	1.74%	36%
Service Class
12/31/2022	$230,635	0.57%	0.57%	1.36%	22%
12/31/2021	$309,711	0.57%	0.57%	2.58%	32%
12/31/2020	$303,106	0.57%	0.56%	1.75%	28%
12/31/2019	$289,415	0.57%	0.56%	1.78%	26%
12/31/2018	$248,803	0.57%	0.56%	1.77%	36%
Institutional Class
12/31/2022	$92,095	0.12%	0.12%	1.99%	22%
12/31/2021	$100,392	0.12%	0.12%	3.06%	32%
12/31/2020	$96,602	0.12%	0.11%	2.34%	28%
12/31/2019	$75,956	0.12%	0.11%	2.52%	26%
12/31/2018	$46,123	0.12%	0.11%	2.78%	36%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
97

Empower Lifetime 2060 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$12.19	0.19	(2.27)	(2.08)	(0.21)	(0.64)	(0.85)	$9.26	(17.10%)
12/31/2021	$11.42	0.51	1.30	1.81	(0.44)	(0.60)	(1.04)	$12.19	15.89%
12/31/2020	$10.58	0.55	0.89	1.44	(0.31)	(0.29)	(0.60)	$11.42	13.93%
12/31/2019(d)	$10.00	0.43	0.42	0.85	(0.23)	(0.04)	(0.27)	$10.58	8.56% (e)
Service Class
12/31/2022	$12.25	0.19	(2.29)	(2.10)	(0.20)	(0.64)	(0.84)	$9.31	(17.15%)
12/31/2021	$11.46	0.52	1.28	1.80	(0.41)	(0.60)	(1.01)	$12.25	15.69%
12/31/2020	$10.59	0.72	0.72	1.44	(0.28)	(0.29)	(0.57)	$11.46	13.90%
12/31/2019(d)	$10.00	0.30	0.56	0.86	(0.23)	(0.04)	(0.27)	$10.59	8.58% (e)
Institutional Class
12/31/2022	$12.23	0.26	(2.32)	(2.06)	(0.22)	(0.64)	(0.86)	$9.31	(16.84%)
12/31/2021	$11.46	0.50	1.36	1.86	(0.49)	(0.60)	(1.09)	$12.23	16.26%
12/31/2020	$10.59	0.75	0.74	1.49	(0.33)	(0.29)	(0.62)	$11.46	14.40%
12/31/2019(d)	$10.00	0.38	0.50	0.88	(0.25)	(0.04)	(0.29)	$10.59	8.80% (e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Investor Class
12/31/2022	$18,430	0.47%	0.47%	1.83%	32%
12/31/2021	$14,125	0.47%	0.47%	4.02%	46%
12/31/2020	$3,333	0.47%	0.46%	4.99%	116%
12/31/2019(d)	$45	0.47% (h)	0.46% (h)	6.20% (h)	243%(e)
Service Class
12/31/2022	$830	0.57%	0.57%	1.89%	32%
12/31/2021	$805	0.57%	0.57%	4.12%	46%
12/31/2020	$98	0.57%	0.54%	7.14%	116%
12/31/2019(d)	$23	0.57% (h)	0.48% (h)	4.34% (h)	243%(e)
Institutional Class
12/31/2022	$6,786	0.12%	0.12%	2.57%	32%
12/31/2021	$3,245	0.12%	0.12%	3.97%	46%
12/31/2020	$1,888	0.12%	0.11%	7.02%	116%
12/31/2019(d)	$34	0.12% (h)	0.11% (h)	5.03% (h)	243%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on May 1, 2019.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
98

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. Semi-Annual Reports for the Funds include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Funds, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
99

EMPOWER FUNDS, INC.
Empower Mid Cap Value Fund
(formerly Great-West Mid Cap Value Fund)
Institutional Class Ticker: MXKJX
Investor Class Ticker: MXMVX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.78%	0.78%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.02%	0.42%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.02%	0.07%
Total Annual Fund Operating Expenses	0.80%	1.20%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.80%	1.15%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.80% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$82	$255	$444	$990
Investor Class	$117	$376	$655	$1,450
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 217% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. mid-capitalization (“mid cap”) companies, including foreign issuers that are traded in the U.S. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell Midcap® Value Index at the time of initial purchase. As of December 31, 2022, the market capitalization range of the Russell Midcap® Value Index was between $585 million and $51 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
1

The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund may invest in real estate investment trusts (“REITs”) and derivatives, including but not limited to futures contracts.
The Fund may engage in active and frequent trading of its portfolio securities. The Fund may also focus its investments in certain sectors, such as the financial sector.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Goldman Sachs Asset Management, L.P. (the “Sub-Adviser” or “GSAM”). GSAM manages the Fund using a quantitative investment process, in combination with a qualitative overlay. GSAM’s investment style emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by the Sub-Adviser, requires adherence to a systematic, disciplined process. The Sub-Adviser's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more
2

volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
3

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	19.60%
Worst Quarter	March 31, 2020	-33.86%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-11.53%	4.22%	N/A	6.80%	5/1/2015
Investor Class	-11.76%	3.88%	9.75%	N/A
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-12.03%	5.72%	10.11%	7.07%
Investment Adviser
ECM
Sub-Adviser
GSAM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Len Ioffe, CFA	Managing Director	2011
Osman Ali, CFA	Managing Director	2013
Dennis Walsh	Managing Director	2013
Takashi Suwabe	Managing Director	2021
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
4

Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. mid cap companies, including foreign issuers that are traded in the U.S. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell Midcap® Value Index at the time of initial purchase. As of December 31, 2022, the market capitalization range of the Russell Midcap® Value Index was between $585 million and $51 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. The Fund primarily invests in common stock, a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any. Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future.
The Fund may invest in REITs and derivatives, including but not limited to futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (1) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (2) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (3) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.
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The Fund may engage in active and frequent trading of its portfolio securities. The Fund may also focus its investments in certain sectors, such as the financial sector.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Adviser Selects Investments
GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally based stock selection, careful portfolio construction and efficient implementation.
Step 1: Stock Selection - GSAM attempts to forecast expected returns on approximately 4,000 U.S. stocks on a daily basis using proprietary models developed by the quantitative investment strategies team. These models are based on certain investment themes including, among others, fundamental mispricings, high quality business models, sentiment analysis and market themes & trends. Fundamental mispricings seek to identify high-quality businesses trading at a fair price, which GSAM believes leads to strong performance over the long run. High quality business models seek to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment analysis seeks to identify stocks that are experiencing improvements in their overall market sentiment. Market themes and trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.
Step 2: Portfolio Construction - GSAM then seeks to manage risk by maintaining characteristics (such as size) that are similar to those of the applicable benchmark index and by limiting the size of individual stock positions. GSAM also seeks to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. GSAM uses a computer optimizer to evaluate many different security combinations (and consider many possible weightings) in an effort to construct the most efficient portfolio given the Fund’s benchmark index.
Step 3: Efficient Implementation - The portfolio management team considers transaction costs at various steps of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes into account expected execution costs and evaluates multiple trading options.
The Fund’s stock selection process relies on quantitative techniques with a qualitative overlay. As a result of the qualitative overlay, GSAM may make investment decisions that deviate from those generated by its proprietary models, at its discretion, for a number of reasons, including, but not limited to, corporate actions (e.g., reorganizations, mergers and buy-outs), industry events and/or trading liquidity. In addition, GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on GSAM’s proprietary research.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund may, from time to time, invest a significant portion of its assets in companies within the financial sector and its performance may suffer if that sector underperforms the overall market.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by the Sub-Adviser, requires adherence to a systematic, disciplined process. The Sub-Adviser's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
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Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.
•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular
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asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders). These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell Midcap® Value Index, which is a float-adjusted, market capitalization-weighted index that measures the performance of the mid cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.78% of the Fund’s average daily net assets up to $1 billion dollars, 0.73% of the Fund’s average daily net assets over $1 billion and 0.68% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.80% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
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GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC.

•Len Ioffe, CFA, Managing Director, has served as portfolio manager of the Fund since 2011 and joined GSAM in 1994.

•Osman Ali, CFA, Managing Director, has served as portfolio manager of the Fund since 2013 and joined GSAM in
2003.

•Dennis Walsh Managing Director, has served as portfolio manager of the Fund since 2013 and joined GSAM in 2005.

•Takashi Suwabe Managing Director, has served as portfolio manager of the Fund since 2021 and joined GSAM in
2004.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
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Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
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Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is
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established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
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Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
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Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$13.16	0.11	(1.67)	(1.56)	—	(0.07)	(0.22)	(0.29)	$11.31	(11.76%)
12/31/2021	$12.44	0.13	3.63	3.76	—	(2.54)	(0.50)	(3.04)	$13.16	30.17%
12/31/2020	$12.58	0.14	(0.19)	(0.05)	(0.00) (d)	(0.08)	(0.01)	(0.09)	$12.44	(0.34%)
12/31/2019	$10.46	0.12	2.02	2.14	—	(0.02)	(0.00)(d)	(0.02)	$12.58	20.49%
12/31/2018	$12.91	0.13	(1.69)	(1.56)	(0.00) (d)	(0.57)	(0.32)	(0.89)	$10.46	(12.30%)
Institutional Class
12/31/2022	$8.71	0.10	(1.11)	(1.01)	—	(0.14)	(0.22)	(0.36)	$7.34	(11.53%)
12/31/2021	$9.15	0.13	2.68	2.81	—	(2.75)	(0.50)	(3.25)	$8.71	30.73%
12/31/2020	$9.27	0.12	(0.13)	(0.01)	(0.00) (d)	(0.10)	(0.01)	(0.11)	$9.15	0.02%
12/31/2019	$7.78	0.13	1.48	1.61	—	(0.12)	(0.00)(d)	(0.12)	$9.27	20.80%
12/31/2018	$9.91	0.13	(1.29)	(1.16)	(0.00) (d)	(0.65)	(0.32)	(0.97)	$7.78	(12.00%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$81,226	1.20%	1.15%	0.94%	217%
12/31/2021	$106,958	1.20%	1.15%	0.86%	227%
12/31/2020	$136,065	1.21%	1.15%	1.27%	245%
12/31/2019	$50,712	1.21%	1.15%	1.06%	204%
12/31/2018	$54,323	1.20%	1.15%	1.00%	204%
Institutional Class
12/31/2022	$480,338	0.80%	0.80%	1.23%	217%
12/31/2021	$632,681	0.80%	0.80%	1.22%	227%
12/31/2020	$575,877	0.80%	0.80%	1.51%	245%
12/31/2019	$624,356	0.81%	0.80%	1.42%	204%
12/31/2018	$491,892	0.81%	0.80%	1.32%	204%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
Empower Multi-Sector Bond Fund
(formerly Great-West Multi-Sector Bond Fund)
Institutional Class Ticker: MXUGX
Investor Class Ticker: MXLMX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks high total investment return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.08%	0.47%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.08%	0.12%
Total Annual Fund Operating Expenses	0.60%	0.99%
Fee Waiver and Expense Reimbursement[1]	0.05%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$187	$330	$745
Investor Class	$92	$306	$538	$1,205
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The fixed income securities in which the Fund invests may include corporate bonds, asset-backed securities, bank loans and U.S. government securities.
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Up to 65% of the Fund’s total assets may be invested in securities of below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Up to 50% of its total assets may be invested in foreign securities, including securities in emerging markets, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank).
The Fund may invest in securities of any maturity and of any duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund may also invest in derivatives, including but not limited to futures contracts and credit default swaps.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Loomis, Sayles, & Company, L.P. (“Loomis Sayles”) and Virtus Fixed Income Advisers, LLC (“VFIA”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
Loomis Sayles invests in fixed income securities that are attractively valued, based on the credit outlook of an issuer and maximum total return potential.
VFIA invests in a diversified portfolio of bonds using a sector rotation approach they believe offers the best potential for total return based on risk-reward tradeoff.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Loomis Sayles and a 50% allocation of the Fund’s assets to VFIA. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
2

Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and credit default swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
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Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On August 24, 2018, the Fund added another Sub-Adviser, Newfleet Asset Management, LLC, which is now a division of VFIA, alongside the existing Sub-Adviser, Loomis Sayles. Consequently, the Fund’s total returns shown below for the periods prior to August 24, 2018 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	9.80%
Worst Quarter	March 31, 2020	-7.87%
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Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-11.06%	1.44%	N/A	2.28%	5/1/2015
Investor Class	-11.42%	1.09%	2.70%	N/A
Bloomberg Multiverse Index (reflects no deduction for fees, expenses or taxes)	-16.01%	-1.57%	-0.28%	-0.04%
Investment Adviser
ECM
Sub-Advisers
Loomis Sayles and VFIA
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Loomis Sayles
Matthew J. Eagan, CFA	Executive Vice President and Portfolio Manager	2013
Elaine M. Stokes	Executive Vice President and Portfolio Manager	2013
Brian P. Kennedy	Vice President and Portfolio Manager	2016
VFIA
David L. Albrycht, CFA	President and Chief Investment Officer	2018
Benjamin L. Caron, CFA	Senior Managing Director, Portfolio Manager	2018
Stephen H. Hooker, CFA	Managing Director, Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks high total investment return through a combination of current income and capital appreciation.
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Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The fixed income securities in which the Fund invests may include corporate bonds, asset-backed securities, bank loans and U.S. government securities.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.

•Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.

•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of government-sponsored enterprises are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Up to 65% of the Fund’s total assets may be invested in securities of below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc. or BB+ or lower by Standard & Poor’s Global Ratings or are of a comparable quality if unrated.
Up to 50% of its total assets may be invested in foreign securities, including securities in emerging markets, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank). Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
The Fund may invest in securities of any maturity and of any duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund may also invest in derivatives, including but not limited to futures contracts and credit default swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Loomis Sayles and VFIA. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Loomis Sayles and a 50% allocation of the Fund’s assets to VFIA. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
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The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Loomis Sayles has three themes that typically drive its investment approach. First, Loomis Sayles generally seeks fixed income securities that are attractively valued relative to the Loomis Sayles credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles may invest significantly in securities the prices of which it believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed income securities (U.S. government securities, investment grade corporate securities, securitized assets, high yield corporate securities, emerging market securities, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to its risk.
VFIA seeks to invest in a diversified portfolio of bonds that are in one of the following market sectors:

•Securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities;

•Collateralized mortgage obligations, real estate mortgage investment conduits, and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities;

•Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•Investment grade debt securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

•High yield securities, including bank loans (which are generally floating rate).
VFIA may invest in all or some of these sectors. If, after the time of investment, the rating of a security declines, the Fund is not obligated to sell the security. Securities selected for investment are those that VFIA believes offer the best potential for total return based on risk-reward tradeoff.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the
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global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and credit default swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement.
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The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a
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risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Bloomberg Multiverse Index, which provides a broad based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment grade and high yield securities in all eligible currencies.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
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Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.52% of the Fund’s average daily net assets up to $1 billion dollars, 0.47% of the Fund’s average daily net assets over $1 billion and 0.42% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

•Matthew J. Eagan, CFA, Executive Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2013 and joined Loomis Sayles in 1997.

•Elaine M. Stokes, Executive Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2013 and joined Loomis Sayles in 1988.

•Brian P. Kennedy, Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2016 and joined Loomis Sayles in 1994.
VFIA, a Delaware limited liability corporation with its principal business address at One Financial Plaza, Hartford, Connecticut 06103, is registered as an investment adviser pursuant to the Advisers Act. VFIA is a wholly-owned subsidiary of Virtus Partners, Inc. a provider of asset management solutions for individual and institutional investors.

•David L. Albrycht, CFA, President and Chief Investment Officer at the Newfleet Asset Management division of VFIA, has served as portfolio manager of the Fund since 2018 and joined an affiliate of VFIA in 2011.

•Benjamin L. Caron, CFA, Senior Managing Director and Portfolio Manager at the Newfleet Asset Management division of VFIA, has served as portfolio manager of the Fund since 2018 and joined an affiliate of VFIA in 2011.

•Stephen H. Hooker, CFA, Managing Director and Portfolio Manager at the Newfleet Asset Management division of VFIA, has served as portfolio manager of the Fund since 2018 and joined an affiliate of VFIA in 2011.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such
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as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments
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that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
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Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to
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cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to
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participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$14.15	0.47	(2.08)	(1.61)	(0.30)	(0.02)	(0.32)	$12.22	(11.42%)
12/31/2021	$14.57	0.41	(0.28)	0.13	(0.34)	(0.21)	(0.55)	$14.15	0.89%
12/31/2020	$13.85	0.52	0.72	1.24	(0.45)	(0.07)	(0.52)	$14.57	9.10%
12/31/2019	$12.62	0.56	0.91	1.47	(0.22)	(0.02)	(0.24)	$13.85	11.74%
12/31/2018	$13.42	0.52	(0.93)	(0.41)	(0.32)	(0.07)	(0.39)	$12.62	(3.10%)
Institutional Class
12/31/2022	$9.44	0.34	(1.38)	(1.04)	(0.37)	(0.02)	(0.39)	$8.01	(11.06%)
12/31/2021	$9.98	0.31	(0.19)	0.12	(0.45)	(0.21)	(0.66)	$9.44	1.16%
12/31/2020	$9.69	0.39	0.51	0.90	(0.54)	(0.07)	(0.61)	$9.98	9.49%
12/31/2019	$8.91	0.43	0.64	1.07	(0.27)	(0.02)	(0.29)	$9.69	12.16%
12/31/2018	$9.68	0.41	(0.67)	(0.26)	(0.44)	(0.07)	(0.51)	$8.91	(2.80%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2022	$234,286	0.99%	0.90%	3.65%	67%
12/31/2021	$162,932	0.93%	0.90%	2.83%	67%
12/31/2020	$176,480	0.93%	0.90%	3.69%	102%
12/31/2019	$185,209	0.92%	0.90%	4.18%	81%
12/31/2018	$195,275	0.91%	0.90%	3.93%	61%
Institutional Class
12/31/2022	$431,059	0.60%	0.55%	4.03%	67%
12/31/2021	$527,720	0.57%	0.55%	3.16%	67%
12/31/2020	$464,756	0.57%	0.55%	4.04%	102%
12/31/2019	$471,986	0.56%	0.55%	4.52%	81%
12/31/2018	$421,840	0.55%	0.55%	4.31%	61%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower Conservative Profile Fund (formerly Great-West Conservative Profile Fund) Institutional Class Ticker: MXKVX Investor Class Ticker: MXCPX Class L Ticker: MXIPX	Empower Moderately Conservative Profile Fund (formerly Great-West Moderately Conservative Profile Fund) Institutional Class Ticker: MXJUX Investor Class Ticker: MXDPX Class L Ticker: MXHPX
Empower Moderate Profile Fund (formerly Great-West Moderate Profile Fund) Institutional Class Ticker: MXITX Investor Class Ticker: MXMPX Class L Ticker: MXGPX	Empower Moderately Aggressive Profile Fund (formerly Great-West Moderately Aggressive Profile Fund) Institutional Class Ticker: MXHRX Investor Class Ticker: MXBPX
Empower Aggressive Profile Fund (formerly Great-West Aggressive Profile Fund) Institutional Class Ticker: MXGTX Investor Class Ticker: MXAPX
(the “Fund(s)”)
This Prospectus describes five of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. Each Fund operates as a separate mutual fund and has its own investment objectives and strategies. Empower Capital Management, LLC (“ECM”), a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”), serves as investment adviser to the Funds.
Each Fund provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance. Each Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds managed by ECM or its affiliates. Certain Funds may also invest in a fixed interest contract issued and guaranteed by Empower of America (the “Contract” or the “Empower of America Contract”). The mutual funds and the Contract are referred to as the “Underlying Funds.”
Shares of each Fund are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.
This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summaries
Empower Conservative Profile Fund
Investment Objective
The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses[2]	0.50%	0.85%	1.10%
Fee Waiver and Expense Reimbursement[3]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.42%	0.77%	1.02%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Conservative Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$43	$152	$272	$621
Investor Class	$79	$263	$464	$1,042
Class L	$104	$342	$598	$1,333
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 16% of the average value of its portfolio.
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Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	0-15%
	Emerging Markets	0-10%
	Small Cap	0-15%
	Mid Cap	0-15%
	Large Cap	5-25%
	Real Estate	0-10%
FIXED INCOME	Bond	30-50%
	Short-Term Bond	20-40%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund also invests in the Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	8.75%	Emerging Markets	1.85%
Empower Large Cap Growth Fund Institutional		Empower Emerging Markets Equity Fund Institutional
Empower Large Cap Value Fund Institutional		Real Estate	5.00%
Mid Cap	4.75%	Empower Real Estate Index Fund Institutional
Empower Mid Cap Value Fund Institutional		Bond	38.72%
Empower T. Rowe Mid Cap Growth Fund Institutional		Empower Core Bond Fund Institutional
Small Cap	3.17%	Empower Global Bond Fund Institutional
Empower Small Cap Growth Fund Institutional		Empower High Yield Bond Fund Institutional
Empower Small Cap Value Fund Institutional		Empower Inflation-Protected Securities Fund Institutional
International	6.48%	Empower Multi-Sector Bond Fund Institutional
Empower International Growth Fund Institutional		Empower U.S. Government Securities Fund Institutional
Empower International Value Fund Institutional		Short-Term Bond	31.28%
		Empower of America Contract
		Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
2

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Empower Global Bond Fund, Empower Real Estate Index Fund, and the Contract) themselves are diversified investment companies.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies,
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especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities
4

react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index, a secondary index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg U.S. Aggregate Bond Index (bonds); and the Bloomberg 1-3 Year Credit Bond Index (short-term bonds). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include
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fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	8.46%
Worst Quarter	March 31, 2020	-8.64%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Conservative Profile Fund Institutional Class	-9.65%	2.62%	N/A	3.25%	5/1/2015
Empower Conservative Profile Fund Investor Class	-9.93%	2.29%	3.65%	N/A
Empower Conservative Profile Fund Class L	-10.15%	2.04%	3.39%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%	0.72%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	-19.04%	8.99%	12.28%	10.01%
Composite Index (reflects no deduction for fees, expenses or taxes)	-11.64%	2.54%	3.85%	3.11%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Empower Moderately Conservative Profile Fund
Investment Objective
The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments and, to a lesser degree, in Underlying Funds that emphasize equity investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[1]	0.56%	0.91%	1.16%
Fee Waiver and Expense Reimbursement[2]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.48%	0.83%	1.08%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Moderately Conservative Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$49	$171	$305	$694
Investor Class	$85	$282	$496	$1,112
Class L	$110	$361	$631	$1,402
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	0-30%
	Emerging Markets	0-10%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
	Real Estate	0-10%
FIXED INCOME	Bond	20-40%
	Short-Term Bond	10-30%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund also invests in the Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	14.17%	Emerging Markets	3.00%
Empower Large Cap Growth Fund Institutional		Empower Emerging Markets Equity Fund Institutional
Empower Large Cap Value Fund Institutional		Real Estate	4.50%
Mid Cap	7.69%	Empower Real Estate Index Fund Institutional
Empower Mid Cap Value Fund Institutional		Bond	30.45%
Empower T. Rowe Mid Cap Growth Fund Institutional		Empower Core Bond Fund Institutional
Small Cap	5.13%	Empower Global Bond Fund Institutional
Empower Small Cap Growth Fund Institutional		Empower High Yield Bond Fund Institutional
Empower Small Cap Value Fund Institutional		Empower Inflation-Protected Securities Fund Institutional
International	10.50%	Empower Multi-Sector Bond Fund Institutional
Empower International Growth Fund Institutional		Empower U.S. Government Securities Fund Institutional
Empower International Value Fund Institutional		Short-Term Bond	24.56%
		Empower of America Contract
		Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
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•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Empower Global Bond Fund, Empower Real Estate Index Fund, and the Contract) themselves are diversified investment companies.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies,
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especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities
10

react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index, a secondary index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg U.S. Aggregate Bond Index (bonds); and the Bloomberg 1-3 Year Credit Bond Index (short-term bonds). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include
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fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	10.67%
Worst Quarter	March 31, 2020	-11.93%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Moderately Conservative Profile Fund Institutional Class	-10.48%	3.43%	N/A	4.20%	5/1/2015
Empower Moderately Conservative Profile Fund Investor Class	-10.82%	3.06%	4.91%	N/A
Empower Moderately Conservative Profile Fund Class L	-11.01%	2.80%	4.63%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%	0.72%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	-19.04%	8.99%	12.28%	10.01%
Composite Index (reflects no deduction for fees, expenses or taxes)	-12.85%	3.52%	5.23%	4.20%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Empower Moderate Profile Fund
Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses[2]	0.62%	0.97%	1.22%
Fee Waiver and Expense Reimbursement[3]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.56%	0.91%	1.16%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Moderate Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$57	$192	$340	$769
Investor Class	$93	$303	$530	$1,184
Class L	$118	$381	$665	$1,472
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has an emphasis on both growth of capital and income. ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	0-30%
	Emerging Markets	0-10%
	Small Cap	0-25%
	Mid Cap	0-30%
	Large Cap	10-40%
	Real Estate	0-10%
FIXED INCOME	Bond	10-30%
	Short-Term Bond	5-25%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund also invests in the Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	19.60%	Emerging Markets	4.15%
Empower Large Cap Growth Fund Institutional		Empower Emerging Markets Equity Fund Institutional
Empower Large Cap Value Fund Institutional		Real Estate	4.00%
Mid Cap	10.64%	Empower Real Estate Index Fund Institutional
Empower Mid Cap Value Fund Institutional		Bond	22.13%
Empower T. Rowe Mid Cap Growth Fund Institutional		Empower Core Bond Fund Institutional
Small Cap	7.09%	Empower Global Bond Fund Institutional
Empower Small Cap Growth Fund Institutional		Empower High Yield Bond Fund Institutional
Empower Small Cap Value Fund Institutional		Empower Inflation-Protected Securities Fund Institutional
International	14.52%	Empower Multi-Sector Bond Fund Institutional
Empower International Growth Fund Institutional		Empower U.S. Government Securities Fund Institutional
Empower International Value Fund Institutional		Short-Term Bond	17.87%
		Empower of America Contract
		Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
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•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Empower Global Bond Fund, Empower Real Estate Index Fund, and the Contract) themselves are diversified investment companies.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
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Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities
16

react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index, a secondary index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg U.S. Aggregate Bond Index (bonds); and the Bloomberg 1-3 Year Credit Bond Index (short-term bonds). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include
17

fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	13.22%
Worst Quarter	March 31, 2020	-15.22%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Moderate Profile Fund Institutional Class	-11.56%	4.22%	N/A	5.14%	5/1/2015
Empower Moderate Profile Fund Investor Class	-12.02%	3.83%	6.15%	N/A
Empower Moderate Profile Fund Class L	-12.16%	3.60%	5.89%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%	0.72%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	-19.04%	8.99%	12.28%	10.01%
Composite Index (reflects no deduction for fees, expenses or taxes)	-14.11%	4.44%	6.57%	5.24%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
18

Empower Moderately Aggressive Profile Fund
Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.35%
Shareholder Services Fees	0.00%	0.35%
Acquired Fund Fees and Expenses[1]	0.59%	0.59%
Total Annual Fund Operating Expenses[2]	0.69%	1.04%
Fee Waiver and Expense Reimbursement[3]	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.66%	1.01%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Moderately Aggressive Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$67	$218	$381	$856
Investor Class	$103	$328	$571	$1,268
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	5-35%
	Emerging Markets	0-15%
	Small Cap	0-25%
	Mid Cap	5-35%
	Large Cap	15-45%
	Real Estate	0-10%
FIXED INCOME	Bond	5-25%
	Short-Term Bond	0-15%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund also invests in the Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	24.31%	Emerging Markets	5.15%
Empower Large Cap Growth Fund Institutional		Empower Emerging Markets Equity Fund Institutional
Empower Large Cap Value Fund Institutional		Real Estate	3.50%
Mid Cap	13.20%	Empower Real Estate Index Fund Institutional
Empower Mid Cap Value Fund Institutional		Bond	14.95%
Empower T. Rowe Mid Cap Growth Fund Institutional		Empower Core Bond Fund Institutional
Small Cap	8.80%	Empower Global Bond Fund Institutional
Empower Small Cap Growth Fund Institutional		Empower High Yield Bond Fund Institutional
Empower Small Cap Value Fund Institutional		Empower Inflation-Protected Securities Fund Institutional
International	18.02%	Empower Multi-Sector Bond Fund Institutional
Empower International Growth Fund Institutional		Empower U.S. Government Securities Fund Institutional
Empower International Value Fund Institutional		Short-Term Bond	12.07%
		Empower of America Contract
		Empower Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
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•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Empower Global Bond Fund, Empower Real Estate Index Fund, and the Contract) themselves are diversified investment companies.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
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Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities
22

react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index, a secondary index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg U.S. Aggregate Bond Index (bonds); and the Bloomberg 1-3 Year Credit Bond Index (short-term bonds). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include
23

fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	15.47%
Worst Quarter	March 31, 2020	-18.66%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Moderately Aggressive Profile Fund Institutional Class	-12.77%	4.64%	N/A	5.80%	5/1/2015
Empower Moderately Aggressive Profile Fund Investor Class	-13.09%	4.29%	7.14%	N/A
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%	0.72%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	-19.04%	8.99%	12.28%	10.01%
Composite Index (reflects no deduction for fees, expenses or taxes)	-15.22%	5.18%	7.72%	6.11%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
24

Empower Aggressive Profile Fund
Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.35%
Shareholder Services Fees	0.00%	0.35%
Acquired Fund Fees and Expenses	0.71%	0.71%
Total Annual Fund Operating Expenses[1]	0.81%	1.16%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Empower Aggressive Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$83	$259	$450	$1,002
Investor Class	$118	$368	$638	$1,409
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	10-40%
	Emerging Markets	0-15%
	Small Cap	5-35%
	Mid Cap	10-40%
	Large Cap	25-45%
	Real Estate	0-10%
FIXED INCOME	Bond	0-10%
	Short-Term Bond	0-10%
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Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	33.94%	Emerging Markets	7.19%
Empower Large Cap Growth Fund Institutional		Empower Emerging Markets Equity Fund Institutional
Empower Large Cap Value Fund Institutional		Real Estate	3.00%
Mid Cap	18.43%	Empower Real Estate Index Fund Institutional
Empower Mid Cap Value Fund Institutional
Empower T. Rowe Mid Cap Growth Fund Institutional
Small Cap	12.29%
Empower Small Cap Growth Fund Institutional
Empower Small Cap Value Fund Institutional
International	25.15%
Empower International Growth Fund Institutional
Empower International Value Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Empower Global Bond Fund, Empower Real Estate Index Fund, and the Contract) themselves are diversified investment companies.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in
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such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trusts (“REITs”) or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	19.82%
Worst Quarter	March 31, 2020	-25.34%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Empower Aggressive Profile Fund Institutional Class	-14.81%	5.46%	N/A	7.11%	5/1/2015
Empower Aggressive Profile Fund Investor Class	-15.17%	5.10%	9.09%	N/A
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	-19.04%	8.99%	12.28%	10.01%
Composite Index (reflects no deduction for fees, expenses or taxes)	-17.69%	6.57%	10.00%	7.80%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
Purchase and Sale of Fund Shares
The Funds are not sold directly to the general public, but instead may be offered as underlying investments for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.
The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
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Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Funds may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Funds
Overview of the Funds
Each Fund is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Funds. Each Fund provides an asset allocation strategy designed to meet an investor’s risk tolerance.
The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Funds strive to provide shareholders with diversification primarily through both professionally designed risk-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.
The Asset Allocation Process
ECM uses asset allocation strategies to allocate each Fund’s assets among different broad asset classes and the Underlying Funds. The first step in ECM’s allocation process is to determine each Fund’s asset class allocations. ECM bases this decision on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes.
Second, once the asset allocation is determined, ECM selects the Underlying Funds. ECM uses its proprietary investment process for selecting the Underlying Funds in which the Funds invest. In selecting Underlying Funds, ECM considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund’s investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style.
ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Fund and in order to help achieve each Fund’s investment objective. ECM may add or delete asset classes, change asset allocations, and add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed below and may invest in Underlying Funds not listed below.
Each Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Changes in Underlying Funds, if deemed necessary by ECM, will generally be made on the periodic rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the rebalancing, expenses relating to redemption fees, if applicable, may be incurred by a Fund at the Underlying Fund level.
The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that any of the Funds will meet its respective objective.
Investment Objective
The investment objective of each Fund is located in the “Fund Summaries” section at the front of this Prospectus.
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Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.
Each Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored to an investor’s risk tolerance. Depending on its risk profile, each Fund employs a different combination of investments among different Underlying Funds in order to emphasize, as applicable, growth, income and/or preservation of capital.
For each Fund, ECM establishes an anticipated allocation among different broad asset classes based on its risk profile. Within each anticipated asset class allocation, ECM selects the Underlying Funds and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. As described in “The Asset Allocation Process” above, ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM will make changes to these allocations from time to time as appropriate to the risk profile of each Fund and in order to help achieve each Fund’s investment objective.
The following table describes each Fund’s emphasis on income and growth of capital:
Fund	Income	Growth of Capital
Conservative	Primary	Secondary
Moderately Conservative	Primary	Secondary
Moderate	Primary	Primary
Moderately Aggressive	Secondary	Primary
Aggressive	Secondary	Primary
The following table describes the asset allocation ranges for each Fund:
	Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
EQUITY	International	0-15%	0-30%	0-30%	5-35%	10-40%
	Emerging Markets	0-10%	0-10%	0-10%	0-15%	0-15%
	Small Cap	0-15%	0-15%	0-25%	0-25%	5-35%
	Mid Cap	0-15%	0-25%	0-30%	5-35%	10-40%
	Large Cap	5-25%	10-40%	10-40%	15-45%	25-45%
	Real Estate	0-10%	0-10%	0-10%	0-10%	0-10%
FIXED INCOME	Bond	30-50%	20-40%	10-30%	5-25%	0-10%
	Short-Term Bond	20-40%	10-30%	5-25%	0-15%	0-10%
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The following table shows each Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus:
Empower Profile
Asset Class (Underlying Funds)	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
Large Cap
Empower Large Cap Growth Fund Institutional	*	*	*	*	*
Empower Large Cap Value Fund Institutional	*	*	*	*	*
Mid Cap
Empower Mid Cap Value Fund Institutional	*	*	*	*	*
Empower T. Rowe Mid Cap Growth Fund Institutional	*	*	*	*	*
Small Cap
Empower Small Cap Growth Fund Institutional	*	*	*	*	*
Empower Small Cap Value Fund Institutional	*	*	*	*	*
International
Empower International Growth Fund Institutional	*	*	*	*	*
Empower International Value Fund Institutional	*	*	*	*	*
Emerging Markets
Empower Emerging Markets Equity Fund Institutional	*	*	*	*	*
Real Estate
Empower Real Estate Index Fund Institutional	*	*	*	*	*
Bond
Empower Core Bond Fund Institutional	*	*	*	*
Empower Global Bond Fund Institutional	*	*	*	*
Empower High Yield Bond Fund Institutional	*	*	*	*
Empower Inflation-Protected Securities Fund Institutional	*	*	*	*
Empower Multi-Sector Bond Fund Institutional	*	*	*	*
Empower U.S. Government Securities Fund Institutional	*	*	*	*
Short-Term Bond
Empower of America Contract	*	*	*	*
Empower Short Duration Bond Fund Institutional	*	*	*	*
Each Fund may invest in the Contract for allocations to the short-term bond/cash asset class. If a Fund invests in the Contract, the Contract is also considered an Underlying Fund. The Contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. Empower of America calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the Contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the Contract. Although under certain market conditions a Fund’s performance may be adversely affected by its investment in the Contract, ECM believes that the stable nature of the Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Empower of America could decide to stop offering the Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the Contract, the Funds are
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exposed to the risk of unanticipated industry conditions as well as risks specific to Empower of America. If Empower of America were to become insolvent, the Contract would be settled commensurate with other Empower of America policy holder obligations. It is important to note that only the Funds holding the Contract are entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Funds, ECM, Empower of America nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income.
The Underlying Funds may include mutual funds that are directly advised by ECM, mutual funds that are sub-advised by affiliated or unaffiliated sub-advisers retained by ECM, mutual funds that are advised by an affiliate of ECM, and mutual funds that are advised by unaffiliated investment advisers. Underlying Funds managed by Putnam Investment Management, LLC (“Putnam Funds”) are in the same group of investment companies as Empower Funds, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of ECM and Empower of America. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to ECM and Empower of America, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Irish Life Investment Managers Limited (“ILIM”) is an affiliate of ECM and Empower of America. ILIM is a subsidiary of Canada Life Group U.K. Ltd, which similar to ECM, is owned through a series of wholly owned subsidiaries of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies.
In pursuing each Fund’s investment objective, ECM has considerable discretion with respect to the use of investments and investment strategies, which means that ECM can decide whether to use them or not.
Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, each Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, derivatives, and short-term investments. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at www.sec.gov.
Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should a Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. The detailed descriptions of the principal investment risks set forth below apply to the Funds in varying degrees depending on the asset allocation of each Fund. The principal investment risks in the “Fund Summaries” section at the front of this Prospectus are presented in an order that reflects ECM's current assessment of relative importance of the principal investment risks for each Fund.
Fund-of-Funds Structure Risk

•Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long-term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.
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•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.
•Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Funds entails more expenses than a direct investment in the Underlying Funds.
•The ability of each Fund to achieve its investment objectives depends on ECM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that ECM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.
•The Funds are classified as non-diversified under the 1940 Act, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Funds’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Empower Global Bond Fund, Empower Real Estate Index Fund, and the Contract) themselves are diversified investment companies.
•ECM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. ECM is subject to conflicts of interest because ECM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to ECM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.
•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.
Single Issuer Risk - The Contract in which the Funds may invest has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, a Fund that invests in the Contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Funds' foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
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Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivative contracts will work as intended, and it is possible for the Underlying Fund to lose more than its original investment.
•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. Forward contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that an Underlying Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase an Underlying Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region,
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there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, an Underlying Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period an Underlying Fund holds IPS, the Underlying Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in
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such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Funds could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of an Underlying Fund's investments and negatively impact the Underlying Fund's performance.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, an Underlying Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and
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medium size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
A complete listing of each Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.
You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Funds' portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
More Information About the Funds’ Fees and Expenses
Except as noted in the footnotes to each Fund’s table of Annual Fund Operating Expenses, the expenses shown in each Fund’s table of Annual Fund Operating Expenses are for the fiscal year ended December 31, 2022. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds.
Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. ECM will arrange for Empower Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Funds. ECM is a wholly-owned subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
The Funds are managed by an Asset Allocation Committee of ECM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Portfolio Manager, Head of Portfolio Construction and Research, and Chairperson of the Asset Allocation Committee has managed the Funds since 2014 and joined ECM in 2011.

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•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Funds since 2018 and joined ECM in 2016.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.
Advisory Fees
For its services, with respect to each Fund, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the applicable Fund’s average daily net assets. ECM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that the Funds shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. With respect to each Fund invested in the Contract, ECM has contractually agreed to reduce its management fee by 0.35% of the amount each Fund is allocated to the Contract. The agreement's current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term.
A discussion regarding the basis for the Board of Directors of Empower Funds (the “Board”) approving the investment advisory agreement is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Funds’ Semi-Annual Report to shareholders for the period ending on June 30, 2023.
The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Funds offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Funds are generally available only to shareholders residing in the U.S. However, the Funds may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging a Fund’s shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which a Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.
A separate net asset value is calculated for each share class of a Fund. Net asset value is determined by dividing net assets of each of a Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
Each Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. If current market prices or Underlying Fund net asset values are not readily available, each Fund’s assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board.
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Because each Fund is primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Funds on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Funds.
A Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
Each Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. Each Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, each Fund typically expects to meet daily shareholder redemptions by monitoring each Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. Each Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by each Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Funds at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Funds through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause a Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Funds invest to varying degrees in Underlying Funds that hold securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Underlying Funds’ investments. In addition, the market for securities of smaller companies or lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in an Underlying Fund’s shares, which will reduce the Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because shares of smaller companies and lower-rated securities may be less liquid than securities of larger companies and higher-rated debt, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if an Underlying Fund holds other types of less liquid securities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds
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determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at a Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of a Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within a Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into a Fund made with new assets contributed or rolled into the shareholder’s account) into a Fund for a 30 day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by a Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to a Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Funds do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Funds may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Funds.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
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The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
Voting Procedures for Variable Contract Owners
Shares attributable to the Funds held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which a Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Funds, will be voted in the same proportion as shares for which the Funds have received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. Each Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.
If a Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by a Fund. In addition, if a Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Funds depend on the provisions of the Permitted Account through which you invest in the Funds. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce an Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.
Share Classes
The Empower Conservative Profile, Empower Moderately Conservative Profile and Empower Moderate Profile Funds have three classes of shares; Institutional Class, Investor Class and Class L shares. The Empower Aggressive Profile and Empower Moderately Aggressive Profile Funds have two classes of shares; Institutional Class and Investor Class. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Empower Conservative Profile, Empower Moderately Conservative Profile and Empower Moderate Profile Funds have adopted a distribution and service, or “Rule 12b-1,” plan for their Class L shares. The plan allows the Class L shares of the Funds to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Funds and/or for providing or arranging for the provision of services to the Funds' Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Funds). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and
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shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Funds. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Funds (“Shareholder Services Fee”). To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower
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products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Funds ends on December 31 of each year. Twice a year, a report containing a summary of the Funds' performance and other information will be made available to shareholders of each Fund. Annual and semi-annual shareholder reports for each Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds' Annual Report, which is available upon request.
Selected data for a share of capital stock of each Fund throughout the periods indicated.
Empower Conservative Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$8.39	0.13	(0.96)	(0.83)	(0.14)	(0.31)	(0.45)	$7.11	(9.93%)
12/31/2021	$8.30	0.21	0.32	0.53	(0.21)	(0.23)	(0.44)	$8.39	6.35%
12/31/2020	$7.87	0.22	0.42	0.64	(0.16)	(0.05)	(0.21)	$8.30	8.21%
12/31/2019	$7.49	0.15	0.71	0.86	(0.18)	(0.30)	(0.48)	$7.87	11.54%
12/31/2018	$8.19	0.21	(0.46)	(0.25)	(0.24)	(0.21)	(0.45)	$7.49	(3.15%)
Class L
12/31/2022	$10.06	0.29	(1.31)	(1.02)	(0.10)	(0.31)	(0.41)	$8.63	(10.15%)
12/31/2021	$9.85	0.41	0.19	0.60	(0.16)	(0.23)	(0.39)	$10.06	6.08%
12/31/2020	$9.27	0.10	0.63	0.73	(0.10)	(0.05)	(0.15)	$9.85	7.93%
12/31/2019	$8.74	0.17	0.80	0.97	(0.14)	(0.30)	(0.44)	$9.27	11.22%
12/31/2018	$9.46	0.24	(0.55)	(0.31)	(0.20)	(0.21)	(0.41)	$8.74	(3.32%)
Institutional Class
12/31/2022	$10.63	0.22	(1.24)	(1.02)	(0.19)	(0.31)	(0.50)	$9.11	(9.65%)
12/31/2021	$10.42	0.34	0.36	0.70	(0.26)	(0.23)	(0.49)	$10.63	6.64%
12/31/2020	$9.83	0.24	0.59	0.83	(0.19)	(0.05)	(0.24)	$10.42	8.63%
12/31/2019	$9.26	0.23	0.86	1.09	(0.22)	(0.30)	(0.52)	$9.83	11.87%
12/31/2018	$10.02	0.33	(0.61)	(0.28)	(0.27)	(0.21)	(0.48)	$9.26	(2.79%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$828,305	0.45%	0.37%	1.74%	16%
12/31/2021	$1,030,963	0.45%	0.37%	2.46%	16%
12/31/2020	$895,918	0.45%	0.37%	2.73%	30%
12/31/2019	$213,762	0.45%	0.37%	1.95%	20%
12/31/2018	$219,486	0.45%	0.37%	2.60%	25%
Class L
12/31/2022	$7,513	0.70%	0.62%	3.15%	16%
12/31/2021	$9,557	0.70%	0.62%	3.99%	16%
12/31/2020	$10,027	0.70%	0.62%	1.11%	30%
12/31/2019	$605,779	0.70%	0.62%	1.83%	20%
12/31/2018	$457,740	0.70%	0.62%	2.53%	25%
Institutional Class
12/31/2022	$36,690	0.10%	0.02%	2.25%	16%
12/31/2021	$39,423	0.10%	0.02%	3.20%	16%
12/31/2020	$33,198	0.10%	0.02%	2.48%	30%
12/31/2019	$40,399	0.10%	0.02%	2.36%	20%
12/31/2018	$42,329	0.10%	0.02%	3.33%	25%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
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Empower Moderately Conservative Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$9.14	0.13	(1.12)	(0.99)	(0.14)	(0.43)	(0.57)	$7.58	(10.82%)
12/31/2021	$8.95	0.29	0.53	0.82	(0.29)	(0.34)	(0.63)	$9.14	9.13%
12/31/2020	$8.38	0.23	0.55	0.78	(0.10)	(0.11)	(0.21)	$8.95	9.57%
12/31/2019	$7.88	0.15	0.97	1.12	(0.16)	(0.46)	(0.62)	$8.38	14.45%
12/31/2018	$8.90	0.21	(0.62)	(0.41)	(0.24)	(0.37)	(0.61)	$7.88	(4.73%)
Class L
12/31/2022	$10.44	0.15	(1.30)	(1.15)	(0.11)	(0.43)	(0.54)	$8.75	(11.01%)
12/31/2021	$10.13	0.32	0.58	0.90	(0.25)	(0.34)	(0.59)	$10.44	8.88%
12/31/2020	$9.45	0.09	0.76	0.85	(0.06)	(0.11)	(0.17)	$10.13	9.16%
12/31/2019	$8.81	0.16	1.07	1.23	(0.13)	(0.46)	(0.59)	$9.45	14.14%
12/31/2018	$9.86	0.25	(0.72)	(0.47)	(0.21)	(0.37)	(0.58)	$8.81	(4.88%)
Institutional Class
12/31/2022	$10.77	0.22	(1.35)	(1.13)	(0.19)	(0.43)	(0.62)	$9.02	(10.48%)
12/31/2021	$10.45	0.44	0.55	0.99	(0.33)	(0.34)	(0.67)	$10.77	9.48%
12/31/2020	$9.73	0.24	0.71	0.95	(0.12)	(0.11)	(0.23)	$10.45	10.01%
12/31/2019	$9.07	0.21	1.11	1.32	(0.20)	(0.46)	(0.66)	$9.73	14.80%
12/31/2018	$10.16	0.30	(0.73)	(0.43)	(0.29)	(0.37)	(0.66)	$9.07	(4.35%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$461,064	0.45%	0.37%	1.61%	20%
12/31/2021	$574,251	0.45%	0.37%	3.10%	20%
12/31/2020	$521,377	0.45%	0.37%	2.69%	34%
12/31/2019	$124,650	0.45%	0.37%	1.81%	22%
12/31/2018	$113,771	0.45%	0.37%	2.42%	31%
Class L
12/31/2022	$21,850	0.70%	0.62%	1.59%	20%
12/31/2021	$26,423	0.70%	0.62%	2.97%	20%
12/31/2020	$26,264	0.70%	0.62%	0.94%	34%
12/31/2019	$350,464	0.70%	0.62%	1.65%	22%
12/31/2018	$252,301	0.70%	0.62%	2.53%	31%
Institutional Class
12/31/2022	$26,572	0.10%	0.02%	2.26%	20%
12/31/2021	$27,505	0.10%	0.02%	3.98%	20%
12/31/2020	$21,473	0.10%	0.02%	2.50%	34%
12/31/2019	$20,093	0.10%	0.02%	2.17%	22%
12/31/2018	$19,655	0.10%	0.02%	3.00%	31%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
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Empower Moderate Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$7.34	0.09	(0.97)	(0.88)	(0.15)	(0.42)	(0.57)	$5.89	(12.02%)
12/31/2021	$7.07	0.28	0.57	0.85	(0.26)	(0.32)	(0.58)	$7.34	11.98%
12/31/2020	$6.57	0.14	0.58	0.72	(0.10)	(0.12)	(0.22)	$7.07	11.25%
12/31/2019	$6.21	0.11	0.94	1.05	(0.13)	(0.56)	(0.69)	$6.57	17.52%
12/31/2018	$7.32	0.17	(0.60)	(0.43)	(0.21)	(0.47)	(0.68)	$6.21	(6.30%)
Class L
12/31/2022	$12.05	0.17	(1.63)	(1.46)	(0.20)	(0.42)	(0.62)	$9.97	(12.16%)
12/31/2021	$11.30	0.45	0.86	1.31	(0.24)	(0.32)	(0.56)	$12.05	11.56%
12/31/2020	$10.39	0.09	1.03	1.12	(0.09)	(0.12)	(0.21)	$11.30	11.03%
12/31/2019	$9.45	0.16	1.44	1.60	(0.10)	(0.56)	(0.66)	$10.39	17.23%
12/31/2018	$10.75	0.27	(0.93)	(0.66)	(0.17)	(0.47)	(0.64)	$9.45	(6.45%)
Institutional Class
12/31/2022	$11.31	0.22	(1.53)	(1.31)	(0.20)	(0.42)	(0.62)	$9.38	(11.56%)
12/31/2021	$10.68	0.47	0.83	1.30	(0.35)	(0.32)	(0.67)	$11.31	12.15%
12/31/2020	$9.81	0.21	0.90	1.11	(0.12)	(0.12)	(0.24)	$10.68	11.64%
12/31/2019	$8.97	0.19	1.39	1.58	(0.18)	(0.56)	(0.74)	$9.81	18.00%
12/31/2018	$10.26	0.33	(0.91)	(0.58)	(0.24)	(0.47)	(0.71)	$8.97	(5.91%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$1,239,661	0.45%	0.39%	1.46%	14%
12/31/2021	$1,580,857	0.45%	0.39%	3.72%	18%
12/31/2020	$1,398,893	0.45%	0.40%	2.12%	34%
12/31/2019	$740,432	0.45%	0.39%	1.63%	27%
12/31/2018	$749,829	0.45%	0.39%	2.36%	31%
Class L
12/31/2022	$144,374	0.70%	0.64%	1.54%	14%
12/31/2021	$179,322	0.70%	0.64%	3.69%	18%
12/31/2020	$173,155	0.70%	0.65%	0.87%	34%
12/31/2019	$797,338	0.70%	0.64%	1.53%	27%
12/31/2018	$575,529	0.70%	0.64%	2.59%	31%
Institutional Class
12/31/2022	$94,861	0.10%	0.04%	2.14%	14%
12/31/2021	$106,744	0.10%	0.04%	4.13%	18%
12/31/2020	$109,001	0.10%	0.05%	2.15%	34%
12/31/2019	$132,857	0.10%	0.04%	1.99%	27%
12/31/2018	$134,337	0.10%	0.04%	3.26%	31%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
48

Empower Moderately Aggressive Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$7.95	0.10	(1.14)	(1.04)	(0.11)	(0.52)	(0.63)	$6.28	(13.09%)
12/31/2021	$7.64	0.38	0.71	1.09	(0.38)	(0.40)	(0.78)	$7.95	14.25%
12/31/2020	$7.45	0.16	0.67	0.83	(0.14)	(0.50)	(0.64)	$7.64	11.75%
12/31/2019	$6.94	0.12	1.25	1.37	(0.13)	(0.73)	(0.86)	$7.45	20.35%
12/31/2018	$8.40	0.19	(0.79)	(0.60)	(0.22)	(0.64)	(0.86)	$6.94	(7.62%)
Class L
12/31/2020	$9.06	0.04	0.95	0.99	(0.05)	(0.50)	(0.55)	$9.50	11.39%
12/31/2019	$8.27	0.13	1.48	1.61	(0.09)	(0.73)	(0.82)	$9.06	20.06%
12/31/2018	$9.83	0.23	(0.97)	(0.74)	(0.18)	(0.64)	(0.82)	$8.27	(7.89%)
Institutional Class
12/31/2022	$10.75	0.23	(1.61)	(1.38)	(0.14)	(0.52)	(0.66)	$8.71	(12.77%)
12/31/2021	$10.11	0.48	1.00	1.48	(0.44)	(0.40)	(0.84)	$10.75	14.64%
12/31/2020	$9.65	0.20	0.93	1.13	(0.17)	(0.50)	(0.67)	$10.11	12.16%
12/31/2019	$8.77	0.18	1.60	1.78	(0.17)	(0.73)	(0.90)	$9.65	20.64%
12/31/2018	$10.40	0.31	(1.04)	(0.73)	(0.26)	(0.64)	(0.90)	$8.77	(7.30%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$664,044	0.45%	0.42%	1.38%	19%
12/31/2021	$849,677	0.45%	0.42%	4.56%	23%
12/31/2020	$665,158	0.45%	0.42%	2.19%	63%
12/31/2019	$336,156	0.45%	0.42%	1.53%	34%
12/31/2018	$330,334	0.45%	0.42%	2.27%	38%
Class L
12/31/2020	$12	0.70%	0.67%	0.49%	63%
12/31/2019	$316,572	0.70%	0.67%	1.48%	34%
12/31/2018	$211,270	0.70%	0.67%	2.41%	38%
Institutional Class
12/31/2022	$55,487	0.10%	0.07%	2.41%	19%
12/31/2021	$55,232	0.10%	0.07%	4.36%	23%
12/31/2020	$60,144	0.10%	0.07%	2.12%	63%
12/31/2019	$61,262	0.10%	0.07%	1.88%	34%
12/31/2018	$60,717	0.10%	0.07%	3.02%	38%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
49

Empower Aggressive Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$6.66	0.07	(1.08)	(1.01)	(0.09)	(0.64)	(0.73)	$4.92	(15.17%)
12/31/2021	$6.35	0.38	0.85	1.23	(0.40)	(0.52)	(0.92)	$6.66	19.49%
12/31/2020	$5.96	0.09	0.57	0.66	(0.09)	(0.18)	(0.27)	$6.35	11.99%
12/31/2019	$5.54	0.08	1.31	1.39	(0.13)	(0.84)	(0.97)	$5.96	26.10%
12/31/2018	$7.21	0.15	(0.84)	(0.69)	(0.18)	(0.80)	(0.98)	$5.54	(10.41%)
Class L
12/31/2020	$12.57	0.01	1.43	1.44	(0.12)	(0.18)	(0.30)	$13.71	11.95%
12/31/2019	$10.84	0.15	2.58	2.73	(0.16)	(0.84)	(1.00)	$12.57	25.82%
12/31/2018	$13.12	0.29	(1.63)	(1.34)	(0.14)	(0.80)	(0.94)	$10.84	(10.75%)
Institutional Class
12/31/2022	$11.67	0.19	(1.92)	(1.73)	(0.14)	(0.64)	(0.78)	$9.16	(14.81%)
12/31/2021	$10.58	0.63	1.46	2.09	(0.48)	(0.52)	(1.00)	$11.67	19.82%
12/31/2020	$9.73	0.18	0.98	1.16	(0.13)	(0.18)	(0.31)	$10.58	12.53%
12/31/2019	$8.55	0.16	2.03	2.19	(0.17)	(0.84)	(1.01)	$9.73	26.52%
12/31/2018	$10.57	0.34	(1.35)	(1.01)	(0.21)	(0.80)	(1.01)	$8.55	(10.23%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$463,528	0.45%	0.45%	1.16%	19%
12/31/2021	$611,597	0.45%	0.45%	5.31%	26%
12/31/2020	$548,648	0.45%	0.45%	1.71%	35%
12/31/2019	$427,424	0.45%	0.45%	1.26%	33%
12/31/2018	$414,608	0.45%	0.45%	2.06%	40%
Class L
12/31/2020	$8	0.70%	0.70%	0.11%	35%
12/31/2019	$162,581	0.70%	0.70%	1.21%	33%
12/31/2018	$108,800	0.70%	0.70%	2.25%	40%
Institutional Class
12/31/2022	$100,152	0.10%	0.10%	1.85%	19%
12/31/2021	$110,765	0.10%	0.10%	5.31%	26%
12/31/2020	$106,944	0.10%	0.10%	1.96%	35%
12/31/2019	$115,496	0.10%	0.10%	1.67%	33%
12/31/2018	$99,964	0.10%	0.10%	3.27%	40%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
50

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. Semi-Annual Reports for the Funds include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Funds, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
51

Appendix A
Description of Composite Indexes
Each Fund compares its returns to a composite index. The composite indexes are derived by applying each Fund’s target asset allocation among the asset classes over time to the results of the following indexes, as applicable: the FT Wilshire 5000 Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg U.S. Aggregate Bond Index (bonds); and the Bloomberg 1-3 Year Credit Bond Index (short-term bonds). Over time, the composite indexes will change with each Fund’s target asset allocation. When a composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The FT Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2022, the MSCI EAFE Index consisted of 21 developed market countries.
The Dow Jones U.S. Select REIT Index is a float-adjusted market capitalization-weighted index of publicly traded REITs.
The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.
The Bloomberg 1-3 Year Credit Bond Index is a subset of the Bloomberg Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years and minimum issue size is $100 million.
52

EMPOWER FUNDS, INC.
Empower Real Estate Index Fund
(formerly Great-West Real Estate Index Fund)
Institutional Class Ticker: MXSFX
Investor Class Ticker: MXREX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.29%	0.29%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.05%	0.41%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.05%	0.06%
Total Annual Fund Operating Expenses	0.34%	0.70%
Fee Waiver and Expense Reimbursement[1]	0.04%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.30%	0.65%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.30% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$31	$105	$187	$427
Investor Class	$68	$225	$396	$890
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of the Dow Jones U.S. Select REIT Index (the “Benchmark Index”). The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index. The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as
1

possible a proportion of the Fund as each stock’s weight in the Benchmark Index. The Fund may also invest in derivatives, including but not limited to futures contracts, options on futures contracts, and swaps.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. As such, the Fund concentrates its assets in the real estate industry, including REIT stocks, which may include companies with small and medium size market capitalizations.
The Benchmark Index is a market capitalization-weighted index of publicly traded REITs and REIT-like securities.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Industry Concentration Risk - Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments. Because the Fund concentrates its assets in the real estate industry, including REIT stocks, industry concentration risk is high.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
2

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, options on futures contracts, and swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
3

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2021	17.00%
Worst Quarter	March 31, 2020	-28.56%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-26.11%	2.15%	N/A	3.39%	5/1/2015
Investor Class	-26.40%	1.80%	4.99%	N/A
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses or taxes)	-25.96%	2.50%	5.74%	3.75%
Investment Adviser
ECM
Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Indexed Equities	2016
Peter Leonard, CFA	Head of Passive Solutions & ESG	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions
4

until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity REITs.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (1) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (2) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (3) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. Common stock, which include REITs, is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.

The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.

The Fund may also invest in derivatives, including but not limited to futures contracts, options on futures contracts, and swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
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The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. As such, the Fund concentrates its assets in the real estate industry, including REIT stocks, which may include companies with small and medium size market capitalizations.
The Benchmark Index is a market capitalization-weighted index of publicly traded REITs and REIT-like securities. The Benchmark Index is rebalanced quarterly after the close of trading on the third Friday in March, June, September, and December. The rebalancing process includes the adjustment of composition to reflect companies added to and removed from the Benchmark Index and the adjustment of shares. Generally no companies are added to the Benchmark Index between rebalancing except for spin-offs. Between quarterly rebalancings, a company can be deleted from the Benchmark Index due to corporate events such as mergers, acquisitions, delistings, or bankruptcies.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
The “Dow Jones U.S. Select REIT Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by ECM. S&P®, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Dow Jones U.S. Select REIT Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ECM with respect to the Dow Jones U.S. Select REIT Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Dow Jones U.S. Select REIT Index is determined, composed and calculated by S&P Dow Jones Indices without regard to ECM or the Fund. S&P Dow Jones Indices has no obligation to take the needs of ECM or the owners of the Fund into consideration in determining, composing or calculating the Dow Jones U.S. Select REIT Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Dow Jones U.S. Select REIT Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker-dealer, fiduciary, “promoter” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES U.S. SELECT REIT INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ECM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. SELECT REIT INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ECM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The Fund reserves the right to substitute a different index for the Benchmark Index if the Benchmark Index is discontinued, if ECM’s agreement with the sponsor of its Benchmark Index is terminated, or for any other reason. In any such instance, the substitute index would measure the same market segment as the Benchmark Index.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Industry Concentration Risk - Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments. Because the Fund concentrates its assets in the real estate industry, including REIT stocks, industry concentration risk is high. The Fund’s portfolio is significantly impacted by the performance of the real estate market generally, and may be exposed to greater risk and experience higher volatility than a more diversified portfolio. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory
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developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Fund’s assets may be invested in a single issuer, the Fund’s performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, options on futures contracts, and swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price
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movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
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Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.29% of the Fund’s average daily net assets up to $1 billion dollars, 0.24% of the Fund’s average daily net assets over $1 billion and 0.19% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.30% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
ILIM is an affiliate of ECM, Empower of America and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined ILIM in 1998.

•Michael Lynch, CFA, Head of Indexed Equities has served as portfolio manager of the Fund since 2016 and joined ILIM in 2006.

•Peter Leonard, CFA, Head of Passive Solutions & ESG, has served as portfolio manager of the Fund since 2016 and joined ILIM in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being
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approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions
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and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
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Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
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Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other
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than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$15.36	0.24	(4.29)	(4.05)	(0.04)	(0.18)	(0.29)	(0.51)	$10.80	(26.40%)
12/31/2021	$10.86	0.15	4.65	4.80	—	(0.09)	(0.21)	(0.30)	$15.36	44.31%
12/31/2020	$12.50	0.27	(1.74)	(1.47)	—	(0.17)	—	(0.17)	$10.86	(11.59%)
12/31/2019	$10.68	0.15	2.24	2.39	—	(0.12)	(0.45)	(0.57)	$12.50	22.40%
12/31/2018	$11.68	0.30	(0.86)	(0.56)	(0.01)	(0.22)	(0.21)	(0.44)	$10.68	(4.86%)
Institutional Class
12/31/2022	$11.18	0.20	(3.12)	(2.92)	(0.03)	(0.25)	(0.29)	(0.57)	$7.69	(26.11%)
12/31/2021	$7.96	0.11	3.43	3.54	—	(0.11)	(0.21)	(0.32)	$11.18	44.73%
12/31/2020	$9.26	0.23	(1.29)	(1.06)	—	(0.24)	—	(0.24)	$7.96	(11.23%)
12/31/2019	$8.05	0.12	1.71	1.83	—	(0.17)	(0.45)	(0.62)	$9.26	22.81%
12/31/2018	$8.97	0.26	(0.67)	(0.41)	(0.01)	(0.29)	(0.21)	(0.51)	$8.05	(4.58%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2022	$324,532	0.72%	0.67%	1.90%	14%
12/31/2021	$311,334	0.76%	0.70%	1.09%	33%
12/31/2020	$57,840	0.76%	0.70%	2.62%	44%
12/31/2019	$63,048	0.75%	0.70%	1.24%	19%
12/31/2018	$63,673	0.75%	0.70%	2.64%	21%
Institutional Class
12/31/2022	$222,528	0.34%	0.32%	2.16%	14%
12/31/2021	$301,365	0.37%	0.35%	1.17%	33%
12/31/2020	$295,220	0.37%	0.35%	3.01%	44%
12/31/2019	$291,797	0.36%	0.35%	1.33%	19%
12/31/2018	$248,225	0.37%	0.35%	3.04%	21%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

EMPOWER FUNDS, INC.
Empower S&P 500® Index Fund
(formerly Great-West S&P 500® Index Fund)
Institutional Class Ticker: MXKWX
Investor Class Ticker: MXVIX

(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) 500® Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.01%	0.36%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.16%	0.51%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$16	$52	$90	$205
Investor Class	$52	$164	$285	$640
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index. The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
The Benchmark Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
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Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
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Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	20.42%
Worst Quarter	March 31, 2020	-19.75%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-18.25%	9.28%	N/A	10.16%	5/1/2015
Investor Class	-18.55%	8.88%	11.95%	N/A
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	10.35%
Investment Adviser
ECM
Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Indexed Equities	2016
Peter Leonard, CFA	Head of Passive Solutions & ESG	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
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Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.

The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
The Benchmark Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. The Benchmark Index includes approximately 500 securities. Changes to the Benchmark Index are made on an as-needed basis. Changes in response to corporate actions and market developments can be made at any time. Constituent changes are typically announced one to five days before they are scheduled to be implemented. Changes in a company’s total shares outstanding of 5% or more due to public offerings and acquisitions are made as soon as reasonably possible. Other changes of 5%
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or more are made weekly. All other share changes of less than 5% are accumulated and made quarterly on the third Friday of March, June, September, and December.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
The “S&P 500®” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by ECM. S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ECM with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to ECM or the Fund. S&P Dow Jones Indices has no obligation to take the needs of ECM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker-dealer, fiduciary, “promoter” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ECM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ECM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s
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portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can
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disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of
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America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.21% of the Fund’s average daily net assets up to $1 billion dollars, 0.16% of the Fund’s average daily net assets over $1 billion, 0.11% of the Fund’s average daily net assets over $2 billion and 0.09% of the Fund’s average daily net assets over $3 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.23% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
ILIM is an affiliate of ECM, Empower of America and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined ILIM in 1998.

•Michael Lynch, CFA, Head of Indexed Equities has served as portfolio manager of the Fund since 2016 and joined ILIM in 2006.

•Peter Leonard, CFA, Head of Passive Solutions & ESG, has served as portfolio manager of the Fund since 2016 and joined ILIM in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative
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and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
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Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and
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shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower
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products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$31.84	0.31	(6.22)	(5.91)	(0.10)	(0.22)	(0.32)	$25.61	(18.55%)
12/31/2021	$26.10	0.26	7.06	7.32	(0.11)	(1.47)	(1.58)	$31.84	28.20%
12/31/2020	$24.05	0.32	3.88	4.20	(0.18)	(1.97)	(2.15)	$26.10	17.77%
12/31/2019	$19.33	0.34	5.61	5.95	(0.16)	(1.07)	(1.23)	$24.05	30.84%
12/31/2018	$22.46	0.33	(1.41)	(1.08)	(0.18)	(1.87)	(2.05)	$19.33	(4.89%)
Institutional Class
12/31/2022	$9.93	0.12	(1.94)	(1.82)	(0.28)	(0.22)	(0.50)	$7.61	(18.25%)
12/31/2021	$9.11	0.13	2.43	2.56	(0.27)	(1.47)	(1.74)	$9.93	28.66%
12/31/2020	$9.72	0.16	1.53	1.69	(0.33)	(1.97)	(2.30)	$9.11	18.27%
12/31/2019	$8.48	0.18	2.45	2.63	(0.32)	(1.07)	(1.39)	$9.72	31.18%
12/31/2018	$11.17	0.20	(0.69)	(0.49)	(0.33)	(1.87)	(2.20)	$8.48	(4.50%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2022	$2,628,211	0.51%	0.51%	1.14%	4%
12/31/2021	$3,083,911	0.51%	0.51%	0.88%	9%
12/31/2020	$1,700,372	0.52%	0.52%	1.31%	4%
12/31/2019	$1,455,201	0.52%	0.52%	1.50%	4%
12/31/2018	$1,382,201	0.51%	0.51%	1.44%	4%
Institutional Class
12/31/2022	$980,943	0.16%	0.16%	1.45%	4%
12/31/2021	$1,193,786	0.16%	0.16%	1.24%	9%
12/31/2020	$1,143,162	0.17%	0.17%	1.67%	4%
12/31/2019	$1,163,391	0.17%	0.17%	1.85%	4%
12/31/2018	$1,043,651	0.16%	0.16%	1.79%	4%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
15

EMPOWER FUNDS, INC.
Empower S&P Mid Cap 400® Index Fund
(formerly Great-West S&P Mid Cap 400® Index Fund)
Institutional Class Ticker: MXNZX
Investor Class Ticker: MXMDX
Class L Ticker: MXBUX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) MidCap 400® Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.17%	0.17%	0.17%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.02%	0.38%	0.45%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.02%	0.03%	0.10%
Total Annual Fund Operating Expenses	0.19%	0.55%	0.87%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.00%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.19%	0.55%	0.80%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.20% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$19	$61	$107	$243
Investor Class	$56	$176	$307	$689
Class L	$82	$271	$475	$1,066
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks
1

of the companies included in the Benchmark Index. The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
The Benchmark Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium size companies upon which to base an investment decision.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes real estate investment trusts (“REITs”). Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
2

Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	24.20%
Worst Quarter	March 31, 2020	-29.73%
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Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-13.18%	6.52%	N/A	8.00%	5/1/2015
Investor Class	-13.55%	6.12%	10.16%	N/A
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	-13.06%	6.71%	10.78%	8.20%
Class L	-13.74%	5.92%	N/A	7.25%	4/7/2017
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	-13.06%	6.71%	N/A	8.03%
Investment Adviser
ECM
Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Indexed Equities	2016
Peter Leonard, CFA	Head of Passive Solutions & ESG	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index.
4

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.

The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
The Benchmark Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization. The Benchmark Index includes approximately 400 securities. Changes to the Benchmark Index are made on an as-needed basis. Changes in response to corporate actions and market developments can be made at any time. Constituent changes are typically announced one to five days before they are scheduled to be implemented. Changes in a company’s total shares outstanding of 5% or more due to public offerings and acquisitions are made as soon as reasonably possible. Other changes of 5% or more are made weekly. All other share changes of less than 5% are accumulated and made quarterly on the third Friday of March, June, September, and December.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
The “S&P MidCap 400®” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by ECM. S&P®, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P MidCap 400® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ECM with respect to the S&P MidCap 400® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P MidCap 400® is determined, composed and calculated by S&P Dow Jones Indices without regard to ECM or the Fund. S&P Dow Jones Indices has no obligation to take the needs of ECM or the owners of the Fund into consideration in determining,
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composing or calculating the S&P MidCap 400®. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P MidCap 400® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker-dealer, fiduciary, “promoter” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ECM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ECM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value
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of their stock could decline significantly. In addition, there may be less publicly available information concerning medium size companies upon which to base an investment decision.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes REITs. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in
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declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
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Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.18% of the Fund’s average daily net assets up to $1 billion dollars, 0.13% of the Fund’s average daily net assets over $1 billion and 0.08% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.20% of the Class's average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
ILIM is an affiliate of ECM, Empower of America and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined ILIM in 1998.

•Michael Lynch, CFA, Head of Indexed Equities has served as portfolio manager of the Fund since 2016 and joined ILIM in 2006.

•Peter Leonard, CFA, Head of Passive Solutions & ESG, has served as portfolio manager of the Fund since 2016 and joined ILIM in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of
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serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
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Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The
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procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
12

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
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Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$20.90	0.22	(3.07)	(2.85)	(0.08)	(0.67)	(0.75)	$17.30	(13.55%)
12/31/2021	$17.74	0.18	4.07	4.25	(0.29)	(0.80)	(1.09)	$20.90	24.01%
12/31/2020	$16.65	0.18	1.93	2.11	(0.16)	(0.86)	(1.02)	$17.74	13.10%
12/31/2019	$13.77	0.19	3.31	3.50	(0.05)	(0.57)	(0.62)	$16.65	25.49%
12/31/2018	$16.81	0.19	(2.11)	(1.92)	(0.11)	(1.01)	(1.12)	$13.77	(11.56%)
Class L
12/31/2022	$10.63	0.10	(1.58)	(1.48)	(0.15)	(0.67)	(0.82)	$8.33	(13.74%)
12/31/2021	$9.48	0.07	2.17	2.24	(0.29)	(0.80)	(1.09)	$10.63	23.71%
12/31/2020	$9.27	0.07	1.06	1.13	(0.06)	(0.86)	(0.92)	$9.48	13.12%
12/31/2019	$7.95	0.09	1.90	1.99	(0.10)	(0.57)	(0.67)	$9.27	25.14%
12/31/2018	$10.35	0.12	(1.31)	(1.19)	(0.20)	(1.01)	(1.21)	$7.95	(11.75%)
Institutional Class
12/31/2022	$9.89	0.13	(1.46)	(1.33)	(0.19)	(0.67)	(0.86)	$7.70	(13.18%)
12/31/2021	$8.92	0.12	2.05	2.17	(0.40)	(0.80)	(1.20)	$9.89	24.45%
12/31/2020	$8.92	0.12	1.00	1.12	(0.26)	(0.86)	(1.12)	$8.92	13.49%
12/31/2019	$7.68	0.14	1.84	1.98	(0.17)	(0.57)	(0.74)	$8.92	25.96%
12/31/2018	$10.01	0.15	(1.24)	(1.09)	(0.23)	(1.01)	(1.24)	$7.68	(11.22%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2022	$779,826	0.55%	0.55%	1.22%	27%
12/31/2021	$615,786	0.56%	0.55%	0.88%	25%
12/31/2020	$240,113	0.56%	0.55%	1.17%	27%
12/31/2019	$252,895	0.55%	0.55%	1.22%	16%
12/31/2018	$274,730	0.55%	0.55%	1.12%	25%
Class L
12/31/2022	$44,374	0.87%	0.80%	1.11%	27%
12/31/2021	$630	1.54%	0.80%	0.60%	25%
12/31/2020	$542	0.96%	0.80%	0.87%	27%
12/31/2019	$13,067	1.08%	0.80%	1.00%	16%
12/31/2018	$4,711	2.26%	0.78%	1.25%	25%
Institutional Class
12/31/2022	$451,581	0.19%	0.19%	1.55%	27%
12/31/2021	$516,781	0.19%	0.19%	1.20%	25%
12/31/2020	$486,108	0.19%	0.19%	1.53%	27%
12/31/2019	$502,829	0.19%	0.19%	1.59%	16%
12/31/2018	$452,064	0.19%	0.19%	1.49%	25%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
16

EMPOWER FUNDS, INC.
Empower S&P Small Cap 600® Index Fund
(formerly Great-West S&P Small Cap 600® Index Fund)
Institutional Class Ticker: MXERX
Investor Class Ticker: MXISX
Class L Ticker: MXNSX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600® Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.19%	0.19%	0.19%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.02%	0.38%	0.49%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.02%	0.03%	0.14%
Total Annual Fund Operating Expenses	0.21%	0.57%	0.93%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.01%	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.21%	0.56%	0.81%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.21% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$22	$68	$118	$268
Investor Class	$57	$182	$317	$713
Class L	$83	$284	$503	$1,132
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks
1

of the companies included in the Benchmark Index. The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts.
The Benchmark Index is designed to measure the performance of publicly traded common stocks of the small company sector of the U.S. equities market.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Small Size Company Risk - The stocks of small size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small size companies upon which to base an investment decision.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes real estate investment trusts (“REITs”). Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
2

Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	31.26%
Worst Quarter	March 31, 2020	-32.71%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-16.21%	5.73%	N/A	8.12%	5/1/2015
Investor Class	-16.51%	5.34%	10.24%	N/A
Class L	-16.67%	5.11%	9.98%	N/A
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	-16.10%	5.88%	10.82%	8.28%
3

Investment Adviser
ECM
Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Nicola Dowdall	Head of ETFs & Affiliates	2016
Michael Lynch, CFA	Head of Indexed Equities	2016
Peter Leonard, CFA	Head of Passive Solutions & ESG	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the companies included in the Benchmark Index. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
The Fund uses the replication method of indexing, meaning the Fund seeks to own the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. For example, if 2% of the Benchmark Index is made up of the stock of a particular company, the Fund will normally invest 2% of its assets in that company.
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In the event it is not possible or practicable to fully replicate all of the securities in the Benchmark Index, or in the same weightings, the Fund may use sampling techniques to attempt to replicate the returns of the Benchmark Index. Sampling techniques attempt to match the investment characteristics of the Benchmark Index and the Fund by taking into account a variety of factors such as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth.

The Fund may invest in derivatives, including but not limited to futures contracts on the Benchmark Index and options on futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
The Benchmark Index is designed to measure the performance of publicly traded common stocks of the small company sector of the U.S. equities market. The Benchmark Index includes approximately 600 securities. Changes to the Benchmark Index are made on an as-needed basis. Changes in response to corporate actions and market developments can be made at any time. Constituent changes are typically announced one to five days before they are scheduled to be implemented. Changes in a company’s total shares outstanding of 5% or more due to public offerings and acquisitions are made as soon as reasonably possible. Other changes of 5% or more are made weekly. All other share changes of less than 5% are accumulated and made quarterly on the third Friday of March, June, September, and December.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
The “S&P SmallCap 600®” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by ECM. S&P®, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P SmallCap 600® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ECM with respect to the S&P SmallCap 600® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P SmallCap 600® is determined, composed and calculated by S&P Dow Jones Indices without regard to ECM or the Fund. S&P Dow Jones Indices has no obligation to take the needs of ECM or the owners of the Fund into consideration in determining, composing or calculating the S&P SmallCap 600®. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P SmallCap 600® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker-dealer, fiduciary, “promoter” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ECM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600®
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OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ECM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small Size Company Risk - The stocks of small size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small size companies upon which to base an investment decision.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
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Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, investors should generally expect the value of the Fund to decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index because the adverse performance of a particular security normally will not result in eliminating the security from the Fund. In seeking to track the Benchmark Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Benchmark Index concentrates in a particular industry or group of industries. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes REITs. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves additional risks such as environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index and options on futures contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to
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underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.19% of the Fund’s average daily net assets up to $1 billion dollars, 0.14% of the Fund’s average daily net assets over $1 billion and 0.09% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.21% of the Class's average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in
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future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
ILIM is an affiliate of ECM, Empower of America and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2016 and joined ILIM in 1998.

•Michael Lynch, CFA, Head of Indexed Equities has served as portfolio manager of the Fund since 2016 and joined ILIM in 2006.

•Peter Leonard, CFA, Head of Passive Solutions & ESG, has served as portfolio manager of the Fund since 2016 and joined ILIM in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
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Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to
11

avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses
12

primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
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EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$14.54	0.14	(2.55)	(2.41)	(0.06)	(0.69)	(0.75)	$11.38	(16.51%)
12/31/2021	$12.79	0.13	3.19	3.32	(0.31)	(1.26)	(1.57)	$14.54	25.95%
12/31/2020	$12.35	0.12	1.16	1.28	(0.16)	(0.68)	(0.84)	$12.79	10.93%
12/31/2019	$10.79	0.13	2.25	2.38	(0.07)	(0.75)	(0.82)	$12.35	22.29%
12/31/2018	$13.52	0.14	(1.31)	(1.17)	(0.16)	(1.40)	(1.56)	$10.79	(8.99%)
Class L
12/31/2022	$20.94	0.18	(3.68)	(3.50)	(0.04)	(0.69)	(0.73)	$16.71	(16.67%)
12/31/2021	$17.83	0.13	4.43	4.56	(0.19)	(1.26)	(1.45)	$20.94	25.61%
12/31/2020	$16.80	0.12	1.65	1.77	(0.06)	(0.68)	(0.74)	$17.83	10.82%
12/31/2019	$14.43	0.14	3.00	3.14	(0.02)	(0.75)	(0.77)	$16.80	21.87%
12/31/2018	$17.50	0.14	(1.71)	(1.57)	(0.10)	(1.40)	(1.50)	$14.43	(9.21%)
Institutional Class
12/31/2022	$8.26	0.10	(1.45)	(1.35)	(0.14)	(0.69)	(0.83)	$6.08	(16.21%)
12/31/2021	$7.87	0.11	1.96	2.07	(0.42)	(1.26)	(1.68)	$8.26	26.40%
12/31/2020	$7.93	0.10	0.73	0.83	(0.21)	(0.68)	(0.89)	$7.87	11.47%
12/31/2019	$7.23	0.12	1.48	1.60	(0.15)	(0.75)	(0.90)	$7.93	22.51%
12/31/2018	$9.67	0.14	(0.93)	(0.79)	(0.25)	(1.40)	(1.65)	$7.23	(8.65%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2022	$499,381	0.57%	0.56%	1.12%	33%
12/31/2021	$505,466	0.56%	0.56%	0.86%	20%
12/31/2020	$438,004	0.56%	0.56%	1.11%	24%
12/31/2019	$433,934	0.56%	0.56%	1.11%	21%
12/31/2018	$413,791	0.56%	0.56%	0.98%	21%
Class L
12/31/2022	$27,993	0.93%	0.81%	1.00%	33%
12/31/2021	$2,609	0.97%	0.81%	0.62%	20%
12/31/2020	$2,121	0.87%	0.81%	0.87%	24%
12/31/2019	$117,320	0.86%	0.81%	0.88%	21%
12/31/2018	$74,687	0.88%	0.81%	0.75%	21%
Institutional Class
12/31/2022	$319,255	0.21%	0.21%	1.44%	33%
12/31/2021	$369,318	0.20%	0.20%	1.21%	20%
12/31/2020	$357,016	0.20%	0.20%	1.47%	24%
12/31/2019	$370,621	0.20%	0.20%	1.47%	21%
12/31/2018	$314,133	0.20%	0.20%	1.35%	21%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
16

EMPOWER FUNDS, INC.
Empower SecureFoundation® Balanced ETF Fund
(formerly Great-West SecureFoundation® Balanced ETF Fund)
Class A Ticker: SFBPX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objective and strategies.
Shares of the Fund are only available as an investment option in connection with the purchase of the Empower SecureFoundation Lifetime Withdrawal Benefit (the “Guarantee”) provided under a fixed deferred annuity certificate or individual contract issued by Empower Annuity Insurance Company of America (“Empower of America”). For more information about the Guarantee, please refer to the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee. If the Guarantee Benefit Fee was reflected, the fees and expenses shown would be higher. You may qualify for a sales charge waiver; information about the waiver is available from your financial professional.
Shareholder Fees (fees paid directly from your investment)
Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.72%
Other Expenses	0.72%
Acquired Fund Fees and Expenses[1]	0.05%
Total Annual Fund Operating Expenses[2]	0.93%
Fee Waiver and Expense Reimbursement[3]	0.65%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.28%
1
The Acquired Fund Fees and Expenses are estimated for the current fiscal year.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee or pay the Fund an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to the investment adviser, distribution and service fees pursuant to a Rule 12b-1 or successor plan, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by Empower Funds’ Independent Directors (“Other Expenses”) incurred by the Fund that exceeds an annual rate of 0.07% of the Fund’s average daily net assets for Class A shares (“Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee. If the fees and expenses of the Guarantee Benefit Fee were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$529	$731	$950	$1,581
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing primarily in a professionally selected mix of exchange-traded funds (“Underlying ETFs”). The Fund may also invest in other types of securities, including open-end investment companies (together, with Underlying ETFs, “Underlying Funds”).
Under normal conditions, the Fund will invest 45-65% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in equity securities and 35-55% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in fixed income securities.
The Fund’s investment adviser, ECM, uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying ETFs. The Fund currently invests primarily in Underlying ETFs designed to track the performance of a specified securities index (“Index Funds”). Each Underlying ETF has its own investment objective and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying ETFs in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	20.79%	International	13.86%
Vanguard S&P 500 ETF		Vanguard FTSE Developed Markets ETF
Mid Cap	11.66%	Emerging Markets	4.56%
Vanguard S&P Mid-Cap 400 ETF		Vanguard FTSE Emerging Markets ETF
Small Cap	9.13%	Bond	40.00%
Vanguard Russell 2000 ETF		Vanguard Total Bond Market ETF
The Fund will rebalance its holdings of the Underlying ETFs on a periodic basis to maintain the appropriate asset allocation. ECM reviews asset class allocations, Underlying ETF allocations, and the Underlying ETFs themselves on a quarterly basis or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying ETFs, or change the target allocations at any time and without shareholder notice or approval.
In addition to investing in Underlying ETFs, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying ETFs. The Fund also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying ETFs, all risks associated with the Underlying ETFs apply to the Fund. To the extent the Fund invests more of its assets in one Underlying ETF than another, the Fund will have greater exposure to the risks of that Underlying ETF.
•Since the Fund invests in Underlying ETFs, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying ETFs. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying ETFs.
2

•The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying ETFs. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying ETFs themselves are diversified investment companies.
Exchange-Traded Funds (“ETFs”) Risk - Because ETF shares are traded on an exchange, they are subject to additional risks:
•ETF shares can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value, there may be times when the market price and the net asset value of an ETF share vary significantly. Thus, the Fund may pay more or less than net asset value when it buys shares of an Underlying ETF on the secondary market, and the Fund may receive more or less than net asset value when it sells those shares.
•Although ETF shares are listed for trading, it is possible that an active trading market may not develop or be maintained.
•Trading of ETF shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specified period of time when the price of a particular security or overall market process decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials deem such action is appropriate in the interest of a fair and orderly market or to protect investors.
Conflict of Interest Risk - ECM may be subject to conflicts of interest because its affiliate, Empower of America, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying ETF investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying ETF will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying ETF may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying ETF's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying ETF, particular industries represented in an Underlying ETF's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying ETF's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying ETF's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that
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market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying ETF’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying ETF’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying ETF.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying ETF’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying ETF has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying ETF focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying ETF to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying ETF may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying ETF’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying ETF to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying ETF. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
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Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying ETF to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying ETF's other portfolio holdings, the risk that a derivative could expose an Underlying ETF to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying ETFs is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Class A shares in each full calendar year since inception and by comparing its average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); and the Bloomberg U.S. Aggregate Bond Index (intermediate term bond). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Returns shown in the bar chart do not reflect the impact of sales charges, expenses or withdrawal charges of the Guarantee Benefit Fee. If the sales charges, expenses or withdrawal charges of the Guarantee Benefit Fee were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Class A Shares Before Sales Charges

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	14.17%
Worst Quarter	March 31, 2020	-14.34%
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Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years
Class A before taxes	-19.14%	2.52%	5.47%
Class A after taxes on distributions[1]	-16.83%	0.84%	4.10%
Class A after taxes on distributions and sale of fund shares[1]	-7.98%	2.42%	4.43%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	-19.04%	8.99%	12.28%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Composite Index (reflects no deduction for fees, expenses or taxes)	-14.50%	3.98%	6.60%
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
You can redeem shares by contacting your broker-dealer, custodian or trustee of your IRA, or other financial intermediary who has entered into an agreement with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), to make the shares available (each, a “financial intermediary”). The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. In certain circumstances, such as if you terminate your relationship with your financial intermediary, you may contact the Fund at (866) 831-7129 for information about your account.
You may redeem shares of the Fund on any business day that Empower Funds is open. Your financial intermediary may have different requirements or fees for the processing of redemption orders or may be closed at times when the New York Stock Exchange (“NYSE”) or Empower Funds is open. Redemption proceeds normally will be sent within three business days after your payment request is received in good order, but in any event within seven days, except that your proceeds may be delayed for up to ten days if your share purchase was made by check. Redemptions also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA. Any withdrawals from such tax-advantaged arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), companies related to the Fund may pay the intermediary for the sale of Fund shares and other services. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
Fund Overview
The Fund is a “fund-of-funds” that pursues its investment objective by investing in Underlying ETFs. The Fund is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Fund strives to provide shareholders with diversification primarily through both a professionally designed asset allocation model and professionally selected investments in the Underlying ETFs. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.
Investment Objective
The Fund seeks long-term capital appreciation and income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
Under normal conditions, the Fund will invest 45-65% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in equity securities and 35-55% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in fixed income securities.
ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying ETFs. The first step in ECM’s allocation process is to determine the Fund’s asset class allocations. Second, once the asset allocation is determined, ECM selects the Underlying ETFs. ECM uses its proprietary investment process for selecting the Underlying ETFs in which the Fund invests. Most, if not all, of the Underlying ETFs in which the Fund invests are Index Funds that are designed to track the performance of a specified securities index. The Fund follows an approach of investing primarily in Index Funds that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.
The following table shows the Fund’s target allocation for the various asset classes and Underlying ETFs in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	20.79%	International	13.86%
Vanguard S&P 500 ETF		Vanguard FTSE Developed Markets ETF
Mid Cap	11.66%	Emerging Markets	4.56%
Vanguard S&P Mid-Cap 400 ETF		Vanguard FTSE Emerging Markets ETF
Small Cap	9.13%	Bond	40.00%
Vanguard Russell 2000 ETF		Vanguard Total Bond Market ETF
ECM reviews the asset class allocations, the Underlying ETF allocations, and the Underlying ETFs themselves on a quarterly basis, or more frequently as deemed necessary. ECM will make changes to the asset class allocations, the Underlying ETF allocations, or the Underlying ETFs themselves from time to time as appropriate in order to help the Fund achieve its investment objective. ECM may add or delete asset classes, add or delete Underlying ETFs, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Fund will not necessarily invest in the Underlying ETFs listed above and may invest in Underlying ETFs not listed above.
The Fund will rebalance its holdings of the Underlying ETFs on a periodic basis to maintain the appropriate asset allocation. Changes to Underlying ETFs, if deemed necessary by ECM, will generally be made on the rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying ETFs and purchasing shares of other Underlying ETFs.
In addition to investing in Underlying ETFs, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying ETFs. The Fund also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes.
The potential rewards and risks associated with the Fund depend on both the asset class allocations and the chosen mix of Underlying ETFs. There can be no guarantee, however, that the Fund will meet its objective.
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In pursuing the Fund’s investment objective, ECM has considerable discretion with respect to the use of investments and investment strategies, which means that ECM can decide whether to use them or not.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board of Directors of Empower Funds (the “Board”) without shareholder approval.
Additional Information About Investment Strategies
By owning shares of Underlying ETFs, the Fund indirectly invests, to varying degrees, in securities held by the Underlying ETFs. Each Underlying ETF has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. In addition, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index on a temporary basis pending investment in Underlying ETFs. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying ETFs is available in the applicable Underlying ETF’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying ETFs. The prospectus and statement of additional information for each of the Underlying ETFs is available on the SEC’s website at www.sec.gov.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying ETFs, all risks associated with the Underlying ETFs apply to the Fund. To the extent the Fund invests more of its assets in one Underlying ETF than another, the Fund will have greater exposure to the risks of that Underlying ETF.
•Changes in the net asset values of each Underlying ETF affect the net asset values of the Fund. As a result, over the long-term the Fund’s ability to meet its investment objective will depend on the ability of the Underlying ETFs to meet their own investment objectives.
•The Underlying ETFs will not necessarily make consistent investment decisions. One Underlying ETF may buy the same security that another Underlying ETF is selling. You would indirectly bear the costs of both trades.
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•Since the Fund invests in Underlying ETFs, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying ETFs. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying ETFs.
•The ability of the Fund to achieve its investment objectives depends on ECM’s skill in selecting the asset classes and the mix of Underlying ETFs. There is the risk that ECM’s evaluations and assumptions regarding the asset classes and Underlying ETFs may be incorrect in view of actual market conditions.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying ETFs. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying ETFs themselves are diversified investment companies.
•From time to time, one or more of the Underlying ETFs may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying ETFs. These large purchases or redemptions could affect the performance of the Underlying ETFs and, therefore, the performance of the Fund.
Exchange-Traded Funds Risk - Because ETF shares are traded on an exchange, they are subject to additional risks:
•ETF shares are not individually redeemable. They can be redeemed with the issuing fund at net asset value only in large blocks known as creation units, which would cost millions of dollars to assemble.
•ETF shares can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value, there may be times when the market price and the net asset value of an ETF share vary significantly. Thus, the Fund may pay more or less than net asset value when it buys shares of an Underlying ETF on the secondary market, and the Fund may receive more or less than net asset value when it sells those shares.
•The market price of ETF shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange specialist and other market makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF shares are most likely to be traded at a discount to net asset value, and the discount is likely to be greatest, when the price of ETF shares is falling fastest - and this may be the time that the Fund most wants to sell shares of an Underlying ETF.
•Although ETF shares are listed for trading, it is possible that an active trading market may not develop or be maintained.
•Trading of ETF shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specified period of time when the price of a particular security or overall market process decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials deem such action is appropriate in the interest of a fair and orderly market or to protect investors.
Conflict of Interest Risk - ECM may be subject to conflicts of interest because its affiliate, Empower of America, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying ETF investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying ETF will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying ETF may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying ETF's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying ETF, particular industries represented in an Underlying ETF's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying ETF's holdings and markets generally,
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including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of an Underlying ETF’s investments and negatively impact the Underlying ETF’s performance.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause an Underlying ETF to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying ETF's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying ETF’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying ETF’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying ETFs to greater risk of potential loss than U.S. securities. Foreign countries can
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prevent or delay an Underlying ETF from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying ETF being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying ETF.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent an Underlying ETF from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying ETF’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying ETF’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying ETF has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying ETF focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying ETF’s investments. Investment performance may also be more volatile when an Underlying ETF concentrates its investments in certain countries, especially emerging markets countries or regions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying ETF to lose money on investments denominated in foreign currencies. The Underlying ETFs accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying ETFs' foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Liquidity Risk - An Underlying ETF may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying ETF. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and an Underlying ETF may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in
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fluctuations in an Underlying ETF’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying ETF to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying ETF. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying ETF to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying ETF's other portfolio holdings, the risk that a derivative could expose an Underlying ETF to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle an Underlying ETF to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying ETF’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying ETF may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying ETF’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying ETF’s volatility. There can be no assurance that an Underlying ETF’s use of derivative contracts will work as intended, and it is possible for the Underlying ETF to lose more than its original investment.
•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying ETF, exceeding the amount of the margin paid. Forward contracts can increase an Underlying ETF’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying ETF to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. An Underlying ETF may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, an Underlying ETF may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that an Underlying ETF may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying ETF, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying ETF’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase an Underlying ETF’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying ETF to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, an Underlying ETF is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying ETF's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying ETF may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase an Underlying ETF’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying ETF to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying ETF losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying ETF. An Underlying ETF may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for
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unlimited losses, regardless of the size of the initial investment. Swaps can increase an Underlying ETF’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying ETF to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.
You should be aware that the Fund is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
More Information About the Fund’s Fees and Expenses
Investors may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs instead of the Fund. Since the Fund pursues its investment objective by investing in Underlying ETFs, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including management fees) of the Underlying ETFs. You may indirectly bear expenses paid by the Underlying ETFs related to the distribution of such shares. However, not all of the Underlying ETFs may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Fund or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Fund. The total expense ratios also may be higher or lower than shown in the fee table depending on the actual allocation of the Fund’s assets among Underlying ETFs and the actual expenses of the Underlying ETFs.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Funds. ECM is a wholly-owned subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
The Fund is managed by an Asset Allocation Committee of ECM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Portfolio Manager, Head of Portfolio Construction and Research, and Chairperson of the Asset Allocation Committee has managed the Fund since 2014 and joined ECM in 2011.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2018 and joined ECM in 2016.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.16% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the investment advisory agreement. The Fund pays all other fees and expenses
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incurred in its operation. ECM has contractually agreed to reduce its advisory fee or pay the Fund an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to ECM, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by Empower Funds’ Independent Directors (“Fund Other Expenses”) incurred by the Fund exceed an annual rate of 0.07% of the Fund’s average daily net assets for Class A shares (“Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying the Fund's shares is the net asset value of the Fund plus any sales load. The transaction price for selling the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the Securities and Exchange Commission. To the extent that the Fund’s (or Underlying ETFs’) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying ETFs’) assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s (or Underlying ETFs’) assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly. However, good orders received by certain financial intermediaries on a business day prior to calculation of net asset value, and communicated to Empower Funds or its designee prior to such time as agreed upon by Empower Funds and intermediary on the following business day, will be effected at the net asset value determined on the prior business day.
The Fund values shares of Underlying Funds (other than Underlying ETFs) at the reported net asset value of each Underlying Fund. The Fund values other assets (including shares of Underlying ETFs) at current market prices where current market prices are readily available. If current market prices or Fund net asset values are not readily available, the Fund’s assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board.
Redeeming Shares
The Fund is closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
You can redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. The Distributor reserves the right to require payment by wire or U.S. bank check.
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The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC. The Fund may delay payment of redemption proceeds for more than seven days under circumstances where there is a reasonable belief that a senior investor or another vulnerable adult is subject to financial exploitation. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary or call the Fund at (866) 831-7129. Please see the Guarantee prospectus with respect to the effect changes to the dividend and capital gain distribution election may have on the benefit under your Guarantee.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax. The Fund will be subject to federal income tax at the regular corporate tax rate on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund and Guarantee for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund and Guarantee are not purchased as part of an IRA.
Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels. If the Fund received dividends from an Underlying Fund, including an Underlying ETF, that qualifies as a regulated investment company for federal income tax purposes and the Underlying Fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income, provided the Fund meets certain holding period and other requirements with respect to the shares of the Underlying Fund.
Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
The Fund’s use of a fund-of-funds structure could affect the amount, timing and type of distributions from the Fund and, therefore, may increase the amount of taxes payable by you. Generally, the character of the dividends and distributions the Fund receives from
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an Underlying Fund will “pass through” to you, subject to certain exceptions, as long as the Fund and Underlying Fund each qualify as a regulated investment company.
Distributions declared by the Fund in October, November or December to shareholders of record during such months and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” purchased after January 1, 2012 when such securities are sold or redeemed. Empower Funds will report your adjusted basis in Fund shares acquired after January 1, 2012 either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce an Underlying Fund’s return on such foreign securities, which will reduce the return of the Underlying Fund and consequently will reduce the return of your investment in the Fund.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Class A Shares
The Fund is closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence
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or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Class A shares for the past five years. Certain information reflects financial results for a single Fund (Class A) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the period indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)(d)
Class A
12/31/2022	$12.92	0.22	(2.14)	(1.92)	(0.25)	(0.62)	(0.87)	$10.13	(14.88%)
12/31/2021	$13.22	0.23	1.13	1.36	(0.23)	(1.43)	(1.66)	$12.92	10.24%
12/31/2020	$13.18	0.22	1.53	1.75	(0.26)	(1.45)	(1.71)	$13.22	13.43%
12/31/2019	$12.10	0.28	2.02	2.30	(0.33)	(0.89)	(1.22)	$13.18	18.91%
12/31/2018	$14.03	0.24	(1.06)	(0.82)	(0.28)	(0.83)	(1.11)	$12.10	(5.80%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate
Supplemental Data and Ratios
Class A
12/31/2022	$20,478	0.88%	0.23%	1.93%	18%
12/31/2021	$26,512	0.73%	0.25%	1.66%	17%
12/31/2020	$27,856	0.69%	0.28%	1.69%	28%
12/31/2019	$32,276	0.76%	0.36%	2.09%	13%
12/31/2018	$35,121	0.88%	0.53%	1.73%	39%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, returns would be lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
18

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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Appendix A
Description of Composite Indexes
The Fund compares its returns to a composite index. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes:
•the S&P 500® Index (large blend) (Fund inception to present);
•the S&P MidCap 400® Index (mid blend) (Fund inception to present);
•the S&P SmallCap 600® Index (small blend) (Fund inception to present);
•the MSCI EAFE Index (international large blend) (Fund inception to present);
•the MSCI Emerging Markets Index (diversified emerging markets) (Fund inception to present); and
•the Bloomberg U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present).
Over time, the composite index will change with the Fund’s target asset allocation. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy.
The S&P MidCap 400® Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.
The S&P SmallCap 600® Index is designed to measure the performance of publicly traded common stocks of the small company sector of the U.S. equities market.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2022, the MSCI EAFE Index consisted of 21 developed market countries.
The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. As of December 31, 2022, the MSCI Emerging Markets Index consisted of 24 emerging economies.
The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.
20

EMPOWER FUNDS, INC.
Empower SecureFoundation® Balanced Fund
(formerly Great-West SecureFoundation® Balanced Fund)
Institutional Class Ticker: MXCJX
Investor Class Ticker: MXSBX
Service Class Ticker: MXSHX
Class L Ticker: MXLDX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objective and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts, to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
Shares of the Fund are only available as an investment option in connection with the purchase of a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) either as a fixed deferred annuity contract, a certificate to a group fixed deferred annuity contract issued by Empower Annuity Insurance Company of America (“Empower of America”), a variable annuity contract issued by Empower of America or Empower Life & Annuity Insurance Company of New York (“Empower of NY”), or a rider to a variable annuity contract issued by Empower of America or Empower of NY. For more information about the Guarantee, please refer to the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses[1]	0.27%	0.62%	0.72%	0.87%
Fee Waiver and Expense Reimbursement[2]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%	0.70%	0.85%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Empower of America Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$85	$150	$341
Investor Class	$61	$197	$344	$772
Service Class	$72	$228	$399	$893
Class L	$87	$276	$480	$1,071
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract issued and guaranteed by Empower of America (the “Contract” or the “Empower of America Contract”). The mutual funds and the Contract are referred to as the “Underlying Funds.”
Under normal conditions, the Fund will invest 45-65% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in equity securities and 35-55% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in fixed income securities.
The Fund’s investment adviser, Empower Capital Management, LLC (“ECM”), uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	20.79%	International	13.86%
Empower S&P 500® Index Fund Institutional		Empower International Index Fund Institutional
Mid Cap	11.66%	Emerging Markets	4.56%
Empower S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	9.13%	Bond	35.00%
Empower S&P Small Cap 600® Index Fund Institutional		Empower Bond Index Fund Institutional
		Short-Term Bond	5.00%
		Empower of America Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. ECM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Contract) themselves are diversified investment companies.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
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Conflict of Interest Risk - ECM may be subject to conflicts of interest because its affiliate, Empower of America, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may
3

suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total returns to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging
4

Markets Index (diversified emerging markets); the Bloomberg U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg 1-3 Year Credit Bond Index (short term income/cash). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	13.29%
Worst Quarter	March 31, 2020	-13.05%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-14.22%	4.18%	N/A	5.16%	5/1/2015
Investor Class	-14.51%	3.83%	6.14%	N/A
Service Class	-14.58%	3.72%	6.02%	N/A
Class L	-14.71%	3.53%	5.85%	N/A
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	-19.04%	8.99%	12.28%	10.01%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%	0.72%
Composite Index (reflects no deduction for fees, expenses or taxes)	-14.04%	4.03%	6.54%	5.13%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Portfolio Manager and Head of Portfolio Construction and Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
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Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable annuity contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable annuity contract, retirement plan, or IRA. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an underlying investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer (and its registered persons) or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable annuity contract prospectus for more information.
More Information About the Fund
Fund Overview
The Fund is a “fund-of-funds” that pursues its investment objective by investing in Underlying Funds. The Fund is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Fund strives to provide shareholders with diversification primarily through both a professionally designed asset allocation model and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.
Investment Objective
The Fund seeks long-term capital appreciation and income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
Under normal conditions, the Fund will invest 45-65% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in equity securities and 35-55% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in fixed income securities.
ECM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The first step in ECM’s allocation process is to determine the Fund’s asset class allocations. Second, once the asset allocation is determined, ECM selects the Underlying Funds. ECM uses its proprietary investment process for selecting the Underlying Funds in which the Fund invests. Most, if not all, of the Underlying Funds in which the Fund invests are Index Funds that are designed to track the performance of a specified securities index. The Fund follows an approach of investing primarily in Index Funds that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
6

Large Cap	20.79%	International	13.86%
Empower S&P 500® Index Fund Institutional		Empower International Index Fund Institutional
Mid Cap	11.66%	Emerging Markets	4.56%
Empower S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	9.13%	Bond	35.00%
Empower S&P Small Cap 600® Index Fund Institutional		Empower Bond Index Fund Institutional
		Short-Term Bond	5.00%
		Empower of America Contract
ECM reviews the asset class allocations, the Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. ECM will make changes to the asset class allocations, the Underlying Fund allocations, or the Underlying Funds themselves from time to time as appropriate in order to help the Fund achieve its investment objective. ECM may add or delete asset classes, add or delete Underlying Funds, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Fund will not necessarily invest in the Underlying Funds listed above and may invest in Underlying Funds not listed above.
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Changes to Underlying Funds, if deemed necessary by ECM, will generally be made on the rebalancing date but may be affected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of rebalancing, expenses related to redemption fees, if applicable, may be incurred by the Fund at the Underling Fund level.
The potential rewards and risks associated with the Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that the Fund will meet its objective.
The Fund invests in the Contract for allocations to the short-term bond/cash asset class. The Contract, which is also considered an Underlying Fund, has a stable principal value and will pay the Fund a fixed rate of interest. Empower of America calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the Contract, the Fund will not directly participate in the actual experience of the assets underlying the Contract. Although under certain market conditions the Fund’s performance may be adversely affected by its investment in the Contract, ECM believes that the stable nature of the Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Empower of America could decide to stop offering the Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the Contract, the Fund is exposed to the risk of unanticipated industry conditions as well as risks specific to Empower of America. If Empower of America were to become insolvent, the Contract would be settled commensurate with other Empower of America policy holder obligations. It is important to note that only the Fund is entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in the Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, ECM, Empower of America nor any of their affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.
The Underlying Funds may include mutual funds that are directly advised by ECM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by ECM, mutual funds that are advised by an affiliate of ECM, and mutual funds that are advised by unaffiliated investment advisers. Irish Life Investment Managers Limited (“ILIM”) is an affiliate of ECM and Empower of America. ILIM is a subsidiary of Canada Life Group U.K. Ltd, which like ECM, is owned through a series of wholly owned subsidiaries of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies.
In pursuing the Fund’s investment objective, ECM has considerable discretion with respect to the use of investments and investment strategies, which means that ECM can decide whether to use them or not.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board of Directors of Empower Funds (the “Board”) without shareholder approval.
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Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, the Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at www.sec.gov.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Changes in the net asset values of each Underlying Fund affect the net asset values of the Fund. As a result, over the long-term the Fund's ability to meet its investment objective will depend on the ability of the Underlying Funds to meet their own investment objectives.
•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The ability of the Fund to achieve its investment objectives depends on ECM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that ECM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.
•The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Contract) themselves are diversified investment companies.
•ECM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Fund's investments among the Underlying Funds. ECM is subject to conflicts of interest because ECM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to ECM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Fund. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.
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•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Fund.
Single Issuer Risk - The Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by Empower of America regardless of market conditions. However, if Empower of America becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of the Fund.
Conflict of Interest Risk - ECM may be subject to conflicts of interest because its affiliate, Empower of America, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by an Underlying Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of an Underlying Fund’s investments and negatively impact the Underlying Fund’s performance.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that
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market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and an Underlying Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact an Underlying Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact an Underlying Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact an Underlying Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the
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performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Funds' foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in an Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts, forward contracts, options, and swaps, may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivative contracts will work as intended, and it is possible for the Underlying Fund to lose more than its original investment.
•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. Forward contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

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•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that an Underlying Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase an Underlying Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.
You should be aware that the Fund is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
More Information About the Fund’s Fees and Expenses
The expenses shown in the Fund’s table of Annual Fund Operating Expenses are for the fiscal period ended December 31, 2022. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
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Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Fund. Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Fund or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Fund.
Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. ECM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Fund would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Fund also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Funds. ECM is a wholly-owned subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
The Fund is managed by an Asset Allocation Committee of ECM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Portfolio Manager, Head of Portfolio Construction and Research, and Chairperson of the Asset Allocation Committee has managed the Fund since 2014 and joined ECM in 2011.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2018 and joined ECM in 2016.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Fund’s average daily net assets. ECM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that the Fund shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Service Class and Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class, Service Class and Class L shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the Contract. The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
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Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s (or Underlying Fund’s) assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. If current market prices or Underlying Fund net asset values are not readily available, the Fund’s assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board.
Because the Fund is primarily invested in shares of Underlying Funds, the Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable annuity contracts investing in the Fund through subaccount units, IRA owners and other retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Fund) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in Underlying Funds that invest in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in an Underlying Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the shares of Underlying Funds, which will reduce an Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Fund). Because securities of smaller companies may be less liquid than securities of larger companies, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if an Underlying Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in
15

frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund's practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
The practices and policies described above relate only to deterring and curtailing market timing in the Fund. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
16

Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce an Underlying Fund’s return on such foreign securities, which will reduce the return of the Fund.
Share Classes
The Fund has four classes of shares, Institutional Class, Investor Class, Service Class and Class L shares. Each class is identical except that Service Class and Class L shares have a distribution and service plan which is described below, and Investor Class, Service Class and Class L shares have a Shareholder Services Fee which is described below.
Service Class Distribution Plan
The Fund has adopted a distribution, or “Rule 12b-1,” plan for its Service Class shares. The plan allows the Service Class shares of the Fund to compensate Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sale of Service Class shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Service Class shareholders.
The Rule 12b-1 plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of the Fund). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate the Distributor, for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class, Service Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
17

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class, Service Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)(d)
Investor Class
12/31/2022	$14.65	0.24	(2.36)	(2.12)	(0.21)	(0.57)	(0.78)	$11.75	(14.51%)
12/31/2021	$14.39	0.32	1.27	1.59	(0.31)	(1.02)	(1.33)	$14.65	11.12%
12/31/2020	$13.41	0.32	1.48	1.80	(0.28)	(0.54)	(0.82)	$14.39	13.92%
12/31/2019	$12.25	0.30	1.84	2.14	(0.26)	(0.72)	(0.98)	$13.41	17.79%
12/31/2018	$13.77	0.31	(1.02)	(0.71)	(0.27)	(0.54)	(0.81)	$12.25	(5.33%)
Service Class
12/31/2022	$14.92	0.24	(2.42)	(2.18)	(0.18)	(0.57)	(0.75)	$11.99	(14.58%)
12/31/2021	$14.63	0.38	1.22	1.60	(0.29)	(1.02)	(1.31)	$14.92	11.02%
12/31/2020	$13.61	0.36	1.45	1.81	(0.25)	(0.54)	(0.79)	$14.63	13.76%
12/31/2019	$12.42	0.30	1.85	2.15	(0.24)	(0.72)	(0.96)	$13.61	17.65%
12/31/2018	$13.94	0.30	(1.03)	(0.73)	(0.25)	(0.54)	(0.79)	$12.42	(5.43%)
Class L
12/31/2022	$12.40	0.18	(2.00)	(1.82)	(0.18)	(0.57)	(0.75)	$9.83	(14.71%)
12/31/2021	$12.37	0.22	1.09	1.31	(0.26)	(1.02)	(1.28)	$12.40	10.70%
12/31/2020	$11.63	0.23	1.28	1.51	(0.23)	(0.54)	(0.77)	$12.37	13.54%
12/31/2019	$10.74	0.24	1.60	1.84	(0.23)	(0.72)	(0.95)	$11.63	17.47%
12/31/2018	$12.18	0.27	(0.92)	(0.65)	(0.25)	(0.54)	(0.79)	$10.74	(5.54%)
Institutional Class
12/31/2022	$9.35	0.21	(1.54)	(1.33)	(0.28)	(0.57)	(0.85)	$7.17	(14.22%)
12/31/2021	$9.66	0.23	0.86	1.09	(0.38)	(1.02)	(1.40)	$9.35	11.45%
12/31/2020	$9.29	0.26	1.00	1.26	(0.35)	(0.54)	(0.89)	$9.66	14.27%
12/31/2019	$8.78	0.26	1.30	1.56	(0.33)	(0.72)	(1.05)	$9.29	18.13%
12/31/2018	$10.15	0.29	(0.77)	(0.48)	(0.35)	(0.54)	(0.89)	$8.78	(4.91%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2022	$336,832	0.45%	0.43%	1.88%	20%
12/31/2021	$505,377	0.45%	0.43%	2.14%	20%
12/31/2020	$417,503	0.45%	0.42%	2.38%	28%
12/31/2019	$325,174	0.45%	0.42%	2.28%	18%
12/31/2018	$263,182	0.45%	0.42%	2.28%	18%
Service Class
12/31/2022	$72,194	0.55%	0.53%	1.85%	20%
12/31/2021	$95,472	0.55%	0.53%	2.46%	20%
12/31/2020	$73,136	0.55%	0.52%	2.69%	28%
12/31/2019	$78,401	0.55%	0.52%	2.23%	18%
12/31/2018	$63,353	0.55%	0.52%	2.17%	18%
Class L
12/31/2022	$261,370	0.70%	0.68%	1.70%	20%
12/31/2021	$353,678	0.70%	0.68%	1.73%	20%
12/31/2020	$355,129	0.70%	0.67%	2.02%	28%
12/31/2019	$390,943	0.70%	0.67%	2.05%	18%
12/31/2018	$336,083	0.70%	0.67%	2.24%	18%
Institutional Class
12/31/2022	$209,452	0.10%	0.08%	2.58%	20%
12/31/2021	$156,549	0.10%	0.08%	2.31%	20%
12/31/2020	$158,316	0.10%	0.07%	2.89%	28%
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	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
12/31/2019	$135,222	0.10%	0.07%	2.75%	18%
12/31/2018	$100,615	0.10%	0.07%	2.84%	18%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, returns would be lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
20

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
21

Appendix A
Description of Composite Index
The Fund compares its returns to a composite index. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes:
•the S&P 500® Index (large blend) (Fund inception to present);
•the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);
•the S&P SmallCap 600® Index (small blend) (Fund inception to present);
•the MSCI EAFE Index (international large blend) (Fund inception to present);
•the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present);
•the Bloomberg U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present); and
•the Bloomberg Credit 1-3 Year Bond Index (short term bond) (September 20, 2013 to present).
Over time, the composite index will change with the Fund’s target asset allocation. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy.
The S&P MidCap 400® Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.
The S&P SmallCap 600® Index is designed to measure the performance of publicly traded common stocks of the small company sector of the U.S. equities market.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2022, the MSCI EAFE Index consisted of 21 developed market countries.
The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. As of December 31, 2022, the MSCI Emerging Markets Index consisted of 24 emerging economies.
The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.
The Bloomberg 1-3 Year Credit Bond Index is a subset of the Bloomberg Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years and minimum issue size is $100 million.
22

EMPOWER FUNDS, INC.
Empower Short Duration Bond Fund
(formerly Great-West Short Duration Bond Fund)
Institutional Class Ticker: MXXJX
Investor Class Ticker: MXSDX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.05%	0.45%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.05%	0.10%
Total Annual Fund Operating Expenses	0.28%	0.68%
Fee Waiver and Expense Reimbursement[1]	0.03%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$87	$154	$353
Investor Class	$61	$210	$371	$839
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund selects securities based on relative value, maturity, quality and sector and will maintain an actively managed portfolio of bonds selected from several categories, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds.
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The Fund may also invest up to 20% of its net assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”) and bank loans. Additionally, the Fund will maintain a dollar weighted average duration between one and three years based on the portfolio managers’ forecast for interest rates. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities.
The Fund’s investment portfolio is managed by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. In constructing the Fund’s portfolio, ECM combines a “top-down” or macroeconomic analysis of the fixed income markets together with “bottom-up” security-by-security fundamental research to identify relative value opportunities.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will
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prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	5.43%
Worst Quarter	March 31, 2022	-2.69%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-3.95%	1.57%	N/A	1.59%	5/1/2015
Investor Class	-4.25%	1.22%	1.27%	N/A
Bloomberg 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-3.40%	1.31%	1.37%	1.34%
Investment Adviser
ECM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Jack Brown, CFA	Chief Investment Officer	2016
Maria Mendelsberg, CFA	Portfolio Manager	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
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Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody's”) or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it. The Fund selects securities based on relative value, maturity, quality and sector and will maintain an actively managed portfolio of bonds selected from several categories, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds.
•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.

•A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.

•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
The Fund may also invest up to 20% of its net assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”) and bank loans. Below investment grade securities are those rated Ba1 or lower by Moody’s or BB+ or lower by S&P or are of a comparable quality if unrated. Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.
Additionally, the Fund will maintain a dollar weighted average duration between one and three years based on the portfolio managers’ forecast for interest rates. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities. Derivatives are
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financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Investment Adviser Selects Investments
ECM uses a “top-down,” “bottom-up” approach in constructing the Fund’s portfolio. The portfolio managers assess the market environment, evaluating current economic, political and fundamental conditions as they relate to the outlook for interest rates and credit. This assessment forms the backdrop for identifying relative value opportunities as well as determining the sizing and allocation of risk within the Fund. Individual securities are thoroughly analyzed to ascertain risk and to evaluate relative value within the context of the current market environment. Securities are added based on the appropriateness of their risk and their ability to add value to the Fund.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the
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market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The
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U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in
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interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders). These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Bloomberg 1-3 Year Credit Bond Index, which is a subset of the Bloomberg Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years and minimum issue size is $100 million.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Listed below are the ECM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since 2016 and joined ECM in 2015.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2020 and joined ECM in 2016.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.23% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or
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reimburse expenses if total annual Fund operating expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
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Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because
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of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
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If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from
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EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$10.57	0.19	(0.64)	(0.45)	—	(0.15)	—	(0.15)	$9.97	(4.25%)
12/31/2021	$10.77	0.11	(0.11)	0.00	(0.00) (d)	(0.11)	(0.09)	(0.20)	$10.57	(0.03%)
12/31/2020	$10.52	0.18	0.30	0.48	—	(0.20)	(0.03)	(0.23)	$10.77	4.63%
12/31/2019	$10.19	0.27	0.28	0.55	(0.00) (d)	(0.22)	—	(0.22)	$10.52	5.40%
12/31/2018	$10.32	0.25	(0.19)	0.06	(0.00) (d)	(0.19)	—	(0.19)	$10.19	0.63%
Institutional Class
12/31/2022	$9.88	0.20	(0.59)	(0.39)	—	(0.20)	—	(0.20)	$9.29	(3.95%)
12/31/2021	$10.11	0.14	(0.10)	0.04	(0.00) (d)	(0.18)	(0.09)	(0.27)	$9.88	0.34%
12/31/2020	$9.94	0.21	0.27	0.48	—	(0.28)	(0.03)	(0.31)	$10.11	4.99%
12/31/2019	$9.67	0.29	0.27	0.56	(0.00) (d)	(0.29)	—	(0.29)	$9.94	5.83%
12/31/2018	$9.86	0.28	(0.19)	0.09	(0.00) (d)	(0.28)	—	(0.28)	$9.67	0.94%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$63,874	0.68%	0.60%	1.84%	76%
12/31/2021	$58,567	0.66%	0.60%	1.06%	123%
12/31/2020	$48,834	0.67%	0.60%	1.73%	119%
12/31/2019	$47,582	0.67%	0.60%	2.58%	136%
12/31/2018	$44,228	0.67%	0.60%	2.49%	172%
Institutional Class
12/31/2022	$271,140	0.28%	0.25%	2.12%	76%
12/31/2021	$317,200	0.26%	0.25%	1.43%	123%
12/31/2020	$278,385	0.26%	0.25%	2.06%	119%
12/31/2019	$220,267	0.27%	0.25%	2.93%	136%
12/31/2018	$175,072	0.27%	0.25%	2.84%	172%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower Small Cap Growth Fund
(formerly Great-West Small Cap Growth Fund)
Institutional Class Ticker: MXMSX
Investor Class Ticker: MXMTX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.12%	0.92%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.12%	0.57%
Total Annual Fund Operating Expenses	0.95%	1.75%
Fee Waiver and Expense Reimbursement[1]	0.11%	0.56%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.84%	1.19%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.84% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$86	$292	$515	$1,156
Investor Class	$121	$497	$897	$2,016
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization (“small cap”) companies. For purposes of the 80% policy, the Fund considers small cap companies to be those whose market capitalization falls within the range of the Russell 2000® Index at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell 2000® Index ranged from $3.8 million to $7.5 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
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The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may focus its investments in certain sectors, such as the consumer staples sector. The Fund may invest in securities of foreign companies, including those in emerging markets, and depositary receipts. The Fund may also invest in micro-capitalization (“micro cap”) companies.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Lord, Abbett & Co. LLC (“Lord Abbett”) and Peregrine Capital Management, LLC (“Peregrine”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
Lord Abbett uses fundamental analysis to look for micro cap companies that appear to have the potential for more rapid growth than the overall economy.
Peregrine conducts rigorous research to identify companies where the prospects for rapid earnings growth or significant change have yet to be well understood, and are therefore not reflected in the current stock price.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 15% allocation of the Fund’s assets to Lord Abbett and an 85% allocation of the Fund’s assets to Peregrine. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Small and Micro Cap Company Risk - The stocks of small and micro cap companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and micro cap companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and micro cap companies upon which to base an investment decision.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
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Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On May 19, 2017, ECM removed a prior sub-adviser and continued to retain the current Sub-Advisers. Consequently, the Fund’s total returns shown below for the periods prior to May 19, 2017 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	32.49%
Worst Quarter	March 31, 2020	-27.09%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Since Inception	Inception Date
Institutional Class	-25.04%	7.86%	8.27%	9/10/2015
Investor Class	-25.36%	7.50%	7.89%	9/10/2015
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-26.36%	3.51%	6.51%
Investment Adviser
ECM
Sub-Advisers
Lord Abbett and Peregrine
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Lord Abbett
F. Thomas O’Halloran, J.D., CFA	Partner and Portfolio Manager	2015
Matthew R. DeCicco, CFA	Partner and Director of Equities	2015
Vernon T. Bice, CMT	Portfolio Manager	2019
Steven H. Wortman	Portfolio Manager	2020
Peregrine
William A. Grierson, CFA	Principal and Portfolio Manager	2015
Paul E. von Kuster, CFA	Principal and Portfolio Manager	2015
Ryan H. Smith, CFA	Principal and Portfolio Manager	2021
Samuel D. Smith, CFA	Principal and Portfolio Manager	2021
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please
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contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies. For purposes of the 80% policy, the Fund considers small cap companies to be those whose market capitalization falls within the range of the Russell 2000® Index at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell 2000® Index ranged from $3.8 million to $7.5 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. The Fund primarily invests in common stock, a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time.
The Fund may focus its investments in certain sectors, such as the consumer staples sector. The Fund may invest in securities of foreign companies, including those in emerging markets, and depositary receipts. Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. American depositary receipts are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also invest in micro cap companies.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Lord Abbett and Peregrine. ECM maintains a strategic asset allocation of the
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Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 15% allocation of the Fund’s assets to Lord Abbett and an 85% allocation of the Fund’s assets to Peregrine. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Lord Abbett invests principally in equity securities of micro cap companies that, at the time of purchase, are similar in size to companies in the Russell Microcap® Index or have a market capitalization that is under $1 billion. Lord Abbett uses fundamental analysis to look for micro cap companies that appear to have the potential for more rapid growth than the overall economy. Lord Abbett seeks to identify micro cap companies that generally exhibit faster-than-average gains in earnings and that the portfolio management team expects to continue profit growth at a high level. Lord Abbett evaluates companies based on an analysis of their financial statements, products and operations, market sectors, and interviews with management. Lord Abbett may engage in active and frequent trading of portfolio securities in seeking to achieve the Fund’s investment objective.
Peregrine invests in small cap companies that are similar in size to issuers included in the Russell 2000® Index at purchase. In selecting securities for the Fund, Peregrine conducts rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. Companies that fit into the Discovery phase are those with rapid long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to
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general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Micro Cap Company Risk - The stocks of small and micro cap companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and micro-cap companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and micro cap companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and micro cap companies upon which to base an investment decision.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector, including the consumer staples sector, and its performance may suffer if that sector underperforms the overall market.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including
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the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
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Benchmark Index
The Fund’s benchmark is the Russell 2000® Growth Index, which is a market capitalization-weighted index that measures the performance of the small cap growth segment of the U.S. equity market. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.83% of the Fund’s average daily net assets up to $1 billion dollars, 0.78% of the Fund’s average daily net assets over $1 billion and 0.73% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.84% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Lord Abbett, a Delaware limited liability company with its principal business address at 90 Hudson Street, Jersey City, NJ 07302, is registered as an investment adviser pursuant to the Advisers Act. Lord Abbett is owned solely by current and former senior professionals of the firm (or by their estate or members of their family) and is not publicly traded. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes with assets across a full range of mutual funds, institutional accounts, and separately managed accounts, which includes providing investment models to managed account sponsors.
•F. Thomas O’Halloran, J.D., CFA, Partner and Portfolio Manager, has served as portfolio manager of the Fund since 2015 and joined Lord Abbett in 2001.

•Matthew R. DeCicco, CFA, Partner and Director of Equities, has served as portfolio manager of the Fund since 2015 and joined Lord Abbett in 1999.

•Vernon T. Bice, CMT, Portfolio Manager, has served as portfolio manager of the Fund since 2019 and joined Lord Abbett in 2011.

•Steven H. Wortman, Portfolio manager, has served as portfolio manager of the Fund since 2020 and joined Lord Abbett in 2005.
Peregrine, a Minnesota limited liability company with its principal business address at and 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402 is registered as an investment adviser pursuant to the Advisers Act. Peregrine is directly owned by a group
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of key senior principals. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations, endowments, undertakings for collective investment in transferable securities and other registered investment companies.

•William A. Grierson, CFA, Principal and Portfolio Manager, has served as portfolio manager of the Fund since 2015 and joined Peregrine in 2000.

•Paul E. von Kuster, CFA, Principal and Portfolio Manager, has served as portfolio manager of the Fund since 2015 and joined Peregrine in 1984.

•Ryan H. Smith, CFA, Principal and Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined Peregrine in 2018. Prior to joining Peregrine, Mr. Smith was a portfolio manager and an analyst at RBC Global Asset Management (U.S.).

•Samuel D. Smith, CFA, Principal and Portfolio Manager, has served as portfolio manager of the Fund since 2021 and joined Peregrine in 2006.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if
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trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term
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fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are
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received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of
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shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings
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with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$12.41	(0.08)	(3.06)	(3.14)	(0.05)	(0.32)	(0.37)	$8.90	(25.36%)
12/31/2021	$13.40	(0.12)	1.98	1.86	(1.05)	(1.80)	(2.85)	$12.41	13.76%
12/31/2020	$10.89	(0.07)	4.00	3.93	(0.85)	(0.57)	(1.42)	$13.40	36.90%
12/31/2019	$8.91	(0.05)	2.48	2.43	-	(0.45)	(0.45)	$10.89	27.28%
12/31/2018	$11.59	(0.07)	(0.31)	(0.38)	(0.62)	(1.68)	(2.30)	$8.91	(2.99%)
Institutional Class
12/31/2022	$12.68	(0.04)	(3.13)	(3.17)	(0.05)	(0.32)	(0.37)	$9.14	(25.04%)
12/31/2021	$13.59	(0.07)	1.99	1.92	(1.03)	(1.80)	(2.83)	$12.68	14.03%
12/31/2020	$11.02	(0.04)	4.08	4.04	(0.90)	(0.57)	(1.47)	$13.59	37.51%
12/31/2019	$8.99	(0.02)	2.51	2.49	(0.01)	(0.45)	(0.46)	$11.02	27.69%
12/31/2018	$11.68	(0.03)	(0.32)	(0.35)	(0.66)	(1.68)	(2.34)	$8.99	(2.72%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment loss to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2022	$5,602	1.75%	1.19%	(0.78%)	60%
12/31/2021	$7,720	1.60%	1.19%	(0.85%)	60%
12/31/2020	$7,908	1.67%	1.19%	(0.67%)	80%
12/31/2019	$6,521	1.66%	1.19%	(0.53%)	70%
12/31/2018	$6,347	1.64%	1.19%	(0.55%)	86%
Institutional Class
12/31/2022	$101,748	0.95%	0.84%	(0.43%)	60%
12/31/2021	$128,226	0.91%	0.84%	(0.50%)	60%
12/31/2020	$111,767	0.92%	0.84%	(0.32%)	80%
12/31/2019	$98,861	0.92%	0.84%	(0.16%)	70%
12/31/2018	$64,652	0.95%	0.84%	(0.20%)	86%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower Small Cap Value Fund
(formerly Great-West Small Cap Value Fund)
Institutional Class Ticker: MXTFX
Investor Class Ticker: MXLSX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.43%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.08%
Total Annual Fund Operating Expenses	0.74%	1.14%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.74%	1.09%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.74% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$76	$237	$411	$918
Investor Class	$111	$357	$623	$1,382
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization (“small cap”) companies. For purposes of the 80% policy, the Fund considers small cap companies to be those whose market capitalization falls within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell 2000® Value Index ranged from $6 million to $6.69 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
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The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund may also focus its investments in certain sectors, such as the financial sector.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
Hotchkis & Wiley employs a disciplined, bottom-up investment process to identify stocks whose future prospects are misunderstood or not fully recognized by the market.
Loomis Sayles seeks to build a small cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value utilizing rigorous fundamental research.
ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 35% allocation of the Fund’s assets to Hotchkis & Wiley and a 65% allocation of the Fund’s assets to Loomis Sayles. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Small Size Company Risk - The stocks of small size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause
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unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On October 23, 2020, the Fund added another Sub-Adviser, Hotchkis & Wiley, alongside the existing Sub-Adviser, Loomis Sayles. Consequently, the Fund’s total returns shown below for the periods prior to October 23, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	29.05%
Worst Quarter	March 31, 2020	-33.62%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-9.70%	5.23%	N/A	7.03%	5/1/2015
Investor Class	-10.03%	4.86%	9.10%	N/A
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-14.48%	4.13%	8.48%	6.42%
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Investment Adviser
ECM
Sub-Advisers
Hotchkis & Wiley and Loomis Sayles
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Hotchkis & Wiley
Judd Peters, CFA	Portfolio Manager	2020
Ryan Thomes, CFA	Portfolio Manager	2020
Loomis Sayles
Joseph R. Gatz, CFA	Vice President and Portfolio Manager	2000
Jeffrey Schwartz, CFA	Vice President and Portfolio Manager	2012
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital growth.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies. For purposes of the 80% policy, the Fund considers small cap companies to be those whose market capitalization falls within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell 2000® Value Index ranged from $6 million to
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$6.69 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. The Fund primarily invests in common stock, a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund may also focus its investments in certain sectors, such as the financial sector.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Hotchkis & Wiley and Loomis Sayles. ECM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 35% allocation of the Fund’s assets to Hotchkis & Wiley and a 65% allocation of the Fund’s assets to Loomis Sayles. Notwithstanding these target allocations, ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Hotchkis & Wiley invests in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investment approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.
Loomis Sayles seeks to build a small cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value utilizing rigorous fundamental research. Stocks may be under-valued due to negative investor sentiment, short-term fundamental problems, or investor misperceptions. Loomis Sayles will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small Size Company Risk - The stocks of small size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund may, from time to time, invest a significant portion of its assets in companies within the financial sector and its performance may suffer if that sector underperforms the overall market.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the
6

same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell 2000® Value Index, which is a market capitalization-weighted index that measures the performance of the small cap value segment of the U.S. equity market. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.71% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.74% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
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Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Hotchkis & Wiley, a Delaware limited liability company with its principal business address at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is registered as an investment adviser pursuant to the Advisers Act. The primary members of Hotchkis & Wiley are HW Cap Holdings, a limited liability company with members who are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Hotchkis & Wiley was organized in 1980 and provides investment management services to institutional clients, individual/high net worth clients, mutual funds, and private accounts.
•Judd Peters, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2020 and joined Hotchkis & Wiley in 1999.

•Ryan Thomes, CFA , Portfolio Manager, has served as portfolio manager of the Fund since 2020 and joined Hotchkis & Wiley in 2008.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

•Joseph R. Gatz, CFA, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since 2000 and joined Loomis Sayles in 1999.

•Jeffrey Schwartz, CFA, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since 2012 and joined Loomis Sayles in 2012.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
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Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to
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avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing
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annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its
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services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$35.69	0.23	(3.83)	(3.60)	(0.02)	(0.90)	(0.92)	$31.17	(10.03%)
12/31/2021	$29.05	0.14	8.72	8.86	(1.20)	(1.02)	(2.22)	$35.69	30.67%
12/31/2020	$28.23	0.14	0.75	0.89	-	(0.07)	(0.07)	$29.05	3.20%
12/31/2019	$22.75	0.09	5.52	5.61	(0.00) (d)	(0.13)	(0.13)	$28.23	24.67%
12/31/2018	$27.91	0.05	(4.55)	(4.50)	-	(0.66)	(0.66)	$22.75	(16.20%)
Institutional Class
12/31/2022	$8.40	0.08	(0.92)	(0.84)	(0.08)	(0.90)	(0.98)	$6.58	(9.70%)
12/31/2021	$8.00	0.07	2.40	2.47	(1.05)	(1.02)	(2.07)	$8.40	31.17%
12/31/2020	$7.84	0.06	0.20	0.26	(0.03)	(0.07)	(0.10)	$8.00	3.54%
12/31/2019	$6.41	0.05	1.56	1.61	(0.05)	(0.13)	(0.18)	$7.84	25.17%
12/31/2018	$8.43	0.05	(1.37)	(1.32)	(0.04)	(0.66)	(0.70)	$6.41	(15.93%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$62,951	1.14%	1.09%	0.71%	46%
12/31/2021	$74,488	1.12%	1.09%	0.41%	40%
12/31/2020	$68,753	1.13%	1.09%	0.58%	93%
12/31/2019	$65,827	1.13%	1.09%	0.35%	25%
12/31/2018	$66,129	1.12%	1.09%	0.18%	35%
Institutional Class
12/31/2022	$317,543	0.74%	0.74%	1.06%	46%
12/31/2021	$394,560	0.73%	0.73%	0.77%	40%
12/31/2020	$351,671	0.74%	0.74%	0.97%	93%
12/31/2019	$223,721	0.73%	0.73%	0.71%	25%
12/31/2018	$192,501	0.74%	0.74%	0.58%	35%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower T. Rowe Price Mid Cap Growth Fund
(formerly Great-West T. Rowe Price Mid Cap Growth Fund)
Institutional Class Ticker: MXYKX
Investor Class Ticker: MXMGX

(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.02%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.02%	0.03%
Total Annual Fund Operating Expenses	0.67%	1.03%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.67%	1.02%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.67% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$68	$214	$373	$835
Investor Class	$104	$327	$568	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization (“mid cap”) companies. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell MidCap® Growth Index at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell MidCap® Growth Index ranged from $700 million to $53 billion. If the market capitalization of a company held by the Fund moves outside this range, the
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Fund may, but is not required to, sell the securities. The Fund may also focus its investments in certain sectors, such as the consumer staples sector.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. In pursuing its investment objective, the portfolio manager has the discretion to purchase securities that do not meet its normal investment criteria. These special situations might arise when the portfolio manager believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
The Fund may also invest up to 25% of its total assets in foreign securities.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by T. Rowe Price Investment Management, Inc. (the “Sub-Adviser” or “T. Rowe Price”). T. Rowe Price selects investments using a growth approach and invests in companies with above average sales and earnings growth. T. Rowe Price integrates pecuniary environmental, social and governance (“ESG”) factors into its investment research process and focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio. Consideration of ESG factors and risks is only one component of T. Rowe Price’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium size companies upon which to base an investment decision.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
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Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio manager may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio manager may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	27.78%
Worst Quarter	March 31, 2020	-23.16%
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Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-22.46%	7.52%	N/A	8.91%	5/1/2015
Investor Class	-22.79%	7.13%	11.81%	N/A
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-26.72%	7.64%	11.41%	8.37%
Investment Adviser
ECM
Sub-Adviser
T. Rowe Price
Portfolio Manager
Brian W.H. Berghuis, CFA, Vice President of T. Rowe Price Group, Inc. and T. Rowe Price and Chair of the Fund’s Investment Advisory Committee. Mr. Berghuis has managed the Fund since 1997.
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid cap companies. For purposes of the 80% policy, the Fund considers mid cap companies to be those whose market capitalization falls within the range of the Russell MidCap® Growth Index at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell MidCap® Growth Index ranged from $700 million
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to $53 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may also focus its investments in certain sectors, such as the consumer staples sector.
Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. The Fund primarily invests in common stock, a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
The Fund emphasizes a “growth style” of investing, seeking companies whose potential to provide superior earnings growth appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. In pursuing its investment objective, the portfolio manager has the discretion to purchase securities that do not meet its normal investment criteria. These special situations might arise when the portfolio manager believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
The Fund may also invest up to 25% of its total assets in foreign securities. Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by T. Rowe Price.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Sub-Adviser Selects Investments
T. Rowe Price selects investments using a growth approach and invests in companies that offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects. T. Rowe Price believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. In pursuing its investment objectives, T. Rowe Price has the discretion to deviate from its normal investment criteria. These situations may arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. T. Rowe Price integrates pecuniary ESG factors into its investment research process and focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio. Consideration of ESG factors and risks is only one component of T. Rowe Price’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an
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order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium size companies upon which to base an investment decision.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund may, from time to time, invest a significant portion of its assets in companies within the consumer staples sector, and its performance may suffer if this sector underperforms the overall market.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
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Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio manager may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio manager may cause unintended results. If the portfolio manager is incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell Midcap® Growth Index, which is a market capitalization-weighted index that measures the performance of the mid cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.67% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by
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Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
T. Rowe Price, a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, is registered as an investment adviser pursuant to the Advisers Act. Founded in 2020, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Associates, Inc.
The Fund is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis, CFA. The committee chair has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. This Investment Advisory Committee also serves as the investment committee for the T. Rowe Price Mid-Cap Growth Fund.
•Mr. Berghuis, Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, has served as portfolio manager of the Fund since 1997 and joined T. Rowe Price in 1985.
Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
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Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use
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additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to
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help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
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Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
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Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$40.74	(0.13)	(9.16)	(9.29)	(0.01)	(0.81)	(0.82)	$30.63	(22.79%)
12/31/2021	$37.22	(0.23)	5.75	5.52	(0.07)	(1.93)	(2.00)	$40.74	14.83%
12/31/2020	$30.83	(0.11)	7.52	7.41	—	(1.02)	(1.02)	$37.22	24.11%
12/31/2019	$24.00	(0.02)	7.52	7.50	(0.00) (d)	(0.67)	(0.67)	$30.83	31.28%
12/31/2018	$26.08	(0.03)	(0.58)	(0.61)	(0.02)	(1.45)	(1.47)	$24.00	(2.33%)
Institutional Class
12/31/2022	$8.64	(0.00)	(1.95)	(1.95)	(0.00) (d)	(0.81)	(0.81)	$5.88	(22.46%)
12/31/2021	$9.25	(0.02)	1.43	1.41	(0.09)	(1.93)	(2.02)	$8.64	15.26%
12/31/2020	$8.28	(0.00) (d)	2.01	2.01	(0.02)	(1.02)	(1.04)	$9.25	24.52%
12/31/2019	$6.85	0.02	2.15	2.17	(0.07)	(0.67)	(0.74)	$8.28	31.73%
12/31/2018	$8.65	0.02	(0.19)	(0.17)	(0.18)	(1.45)	(1.63)	$6.85	(1.99%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Investor Class
12/31/2022	$769,183	1.03%	1.02%	(0.39%)	39%
12/31/2021	$868,785	1.02%	1.02%	(0.57%)	21%
12/31/2020	$742,366	1.02%	1.02%	(0.36%)	28%
12/31/2019	$787,200	1.02%	1.02%	(0.07%)	30%
12/31/2018	$655,816	1.02%	1.02%	(0.10%)	38%
Institutional Class
12/31/2022	$784,969	0.67%	0.67%	(0.05%)	39%
12/31/2021	$1,139,527	0.67%	0.67%	(0.22%)	21%
12/31/2020	$1,222,584	0.67%	0.67%	(0.01%)	28%
12/31/2019	$1,163,973	0.67%	0.67%	0.28%	30%
12/31/2018	$770,022	0.67%	0.67%	0.26%	38%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower U.S. Government Securities Fund
(formerly Great-West U.S. Government Securities Fund)
Institutional Class Ticker: MXDQX
Investor Class Ticker: MXGMX
(the “Fund”)
This Prospectus describes one of 45 funds of Empower Funds, Inc. (“Empower Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.40%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.05%
Total Annual Fund Operating Expenses	0.26%	0.63%
Fee Waiver and Expense Reimbursement[1]	0.01%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$83	$145	$330
Investor Class	$61	$199	$348	$783
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 247% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that have been issued or guaranteed by the U.S. government or its agencies or instrumentalities. Ordinarily such securities will have principal and interest guaranteed by the U.S. government or its agencies or instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities. The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and to-be-announced (“TBA”) securities, which count towards the Fund’s 80% policy.
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The Fund invests primarily in investment grade securities and may invest in securities of any maturity. Up to 20% of the Fund’s net assets may be invested in securities that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities, including asset-backed securities. The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities.
The Fund’s investment portfolio is managed by Empower Capital Management, LLC (“ECM”), the Fund’s investment adviser. In constructing the Fund’s portfolio, ECM combines a “top-down” or macroeconomic analysis of the fixed income markets together with “bottom-up” security-by-security fundamental research to identify relative value opportunities.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest
2

rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns. There is no assurance that the Fund's use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 31, 2020	5.11%
Worst Quarter	September 30, 2022	-5.34%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	-11.72%	-0.21%	N/A	0.37%	5/1/2015
Investor Class	-12.08%	-0.59%	0.45%	N/A
Bloomberg U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)	-12.12%	-0.24%	0.67%	0.32%
Investment Adviser
ECM
Portfolio Manager
Name	Title	Portfolio Manager of Fund Since
Jack Brown, CFA	Chief Investment Officer	2016
Darrin Clough, CFA	Portfolio Manager	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
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Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that have been issued or guaranteed by the U.S. government or its agencies or instrumentalities. Ordinarily such securities will have principal and interest guaranteed by the U.S. government or its agencies or instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities. Certain U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.
The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and TBA securities, which count towards the Fund’s 80% policy. In a mortgage dollar roll transaction, the Fund sells securities (usually mortgage-backed securities) for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party. TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.
The Fund invests primarily in investment grade securities and may invest in securities of any maturity. Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB- or higher by Standard & Poor’s Global Ratings or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.

Up to 20% of the Fund’s net assets may be invested in securities that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities, including asset-backed securities. Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.

The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price.
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The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
How the Investment Adviser Selects Investments
ECM uses a “top-down,” “bottom-up” approach in constructing the Fund’s portfolio. The portfolio managers assess the market environment, evaluating current economic, political and fundamental conditions as they relate to the outlook for interest rates and credit. This assessment forms the backdrop for identifying relative value opportunities as well as determining the sizing and allocation of risk within the Fund. Individual securities are thoroughly analyzed to ascertain risk and to evaluate relative value within the context of the current market environment. Securities are added based on the appropriateness of their risk and their ability to add value to the Fund.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities
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react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities
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directly. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns. There is no assurance that the Fund's use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders). These effects of higher than normal portfolio turnover may adversely affect Fund performance.
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Underlying Fund Risk
Certain asset allocation funds that are series of Empower Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund's benchmark is the Bloomberg U.S. Government/Mortgage Index, which is an index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Listed below are the ECM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since 2016 and joined ECM in 2015.

•Darrin Clough, CFA, Portfolio Manager, has managed the Fund since 2020 and joined ECM in 2020; prior to joining ECM, Mr. Clough was employed at Oppenheimer Funds.
Please see the SAI for additional information about the portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio manager's ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.23% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2022, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2023.
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The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Empower Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in ECM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected,
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the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Empower Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also
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be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions, and shares owned by ECM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income tax.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for
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each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
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Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$12.36	0.21	(1.70)	(1.49)	(0.00) (d)	(0.16)	-	(0.16)	$10.71	(12.08%)
12/31/2021	$12.91	0.08	(0.36)	(0.28)	(0.02)	(0.06)	(0.19)	(0.27)	$12.36	(2.15%)
12/31/2020	$12.31	0.18	0.54	0.72	-	(0.11)	(0.01)	(0.12)	$12.91	5.87%
12/31/2019	$11.78	0.27	0.45	0.72	(0.00) (d)	(0.19)	-	(0.19)	$12.31	6.12%
12/31/2018	$11.95	0.28	(0.23)	0.05	(0.00) (d)	(0.22)	-	(0.22)	$11.78	0.47%
Institutional Class
12/31/2022	$9.56	0.18	(1.30)	(1.12)	(0.00) (d)	(0.24)	-	(0.24)	$8.20	(11.72%)
12/31/2021	$10.03	0.10	(0.28)	(0.18)	(0.03)	(0.07)	(0.19)	(0.29)	$9.56	(1.84%)
12/31/2020	$9.65	0.18	0.43	0.61	-	(0.22)	(0.01)	(0.23)	$10.03	6.37%
12/31/2019	$9.33	0.24	0.35	0.59	(0.00) (d)	(0.27)	-	(0.27)	$9.65	6.36%
12/31/2018	$9.54	0.26	(0.18)	0.08	(0.00) (d)	(0.29)	-	(0.29)	$9.33	0.92%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)(f)
Supplemental Data and Ratios
Investor Class
12/31/2022	$374,269	0.63%	0.60%	1.84%	247%
12/31/2021	$326,788	0.65%	0.60%	0.62%	264%
12/31/2020	$131,043	0.63%	0.60%	1.42%	81%
12/31/2019	$145,887	0.64%	0.60%	2.19%	57%
12/31/2018	$122,940	0.64%	0.60%	2.39%	44%
Institutional Class
12/31/2022	$210,079	0.26%	0.25%	2.10%	247%
12/31/2021	$250,972	0.26%	0.25%	1.00%	264%
12/31/2020	$256,152	0.26%	0.25%	1.75%	81%
12/31/2019	$230,034	0.26%	0.25%	2.54%	57%
12/31/2018	$183,794	0.26%	0.25%	2.75%	44%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
(f)
Portfolio turnover includes purchases and sales related to TBA transactions, including dollar roll transactions, which occurred during the period. Excluding
TBA and dollar roll transactions, the portfolio turnover would have been 115%, 85%, 38%, 54% and 43% for the years ended December 31 2022, 2021, 2020,
2019 and 2018, respectively.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
16

EMPOWER FUNDS, INC.
Empower Core Strategies: Flexible Bond Fund
(formerly Great-West Core Strategies: Flexible Bond Fund)
Institutional Class Ticker: MXEDX
Investor Class Ticker: MXEWX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.38%	0.38%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.19%	0.39%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.19%	0.04%
Total Annual Fund Operating Expenses	0.57%	0.77%
Fee Waiver and Expense Reimbursement[1]	0.12%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.45%	0.77%
1
The investment adviser, has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.45% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds, Inc. (“Empower Funds”) or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$171	$306	$702
Investor Class	$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Effective December 31, 2022, the Fund’s fiscal year end was changed to December 31. During the most recent fiscal period from May 1, 2022 through December 31, 2022, the Fund’s turnover rate was 96% of the average value of its portfolio.
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Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of fixed income securities of any maturity and duration. The fixed income securities in which the Fund may invest include corporate bonds, U.S. government securities, mortgage- and asset-backed securities, and bank loans.
The Fund primarily invests in investment grade securities but may also invest up to 35% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”).
The Fund may invest up to 30% of its total assets in foreign fixed income securities, including emerging markets securities, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank). The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and to-be-announced (“TBA”) securities. The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ECM and one sub-adviser: Loomis, Sayles & Company, L.P. (the “Sub-Adviser” or “Loomis Sayles”).
ECM invests primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. ECM combines a “top-down” or macroeconomic analysis of the fixed income markets together with “bottom-up” security-by-security fundamental research to identify relative value opportunities.
Loomis Sayles invests in fixed income securities that are attractively valued, based on the credit outlook of an issuer and maximum total return potential.
ECM intends to maintain a strategic allocation of the Fund’s assets with Loomis Sayles and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ECM and a 50% allocation of the Fund’s assets to Loomis Sayles. Actual allocations may vary from the target allocations, from time to time, and ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A
2

variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns. There is no assurance that the Fund's use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
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Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account.
Multi-Manager Risk - Because the Adviser and Sub-Adviser make investment decisions independently, it is possible that the security selection processes of the Adviser and Sub-Adviser may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	3.94%
Worst Quarter	March 31, 2022	-5.07%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Since Inception	Inception Date
Institutional Class before taxes	-12.24%	0.60%	6/25/2018
Institutional Class after taxes on distributions	-12.89%	-0.02%
Institutional Class after taxes on distributions and sale of fund shares	-7.24%	0.20%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.46%
Investor Class before taxes	-12.48%	-6.01%	9/3/2020
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	-6.35%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Adviser
Loomis Sayles
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
ECM
Jack Brown, CFA	Chief Investment Officer	2018
Darrin Clough, CFA	Portfolio Manager	2020
Loomis Sayles
Matthew J. Eagan, CFA	Executive Vice President and Portfolio Manager	2018
Elaine M. Stokes	Executive Vice President and Portfolio Manager	2018
Brian P. Kennedy	Vice President and Portfolio Manager	2018
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three business days after your payment request is received in good order, but in any event within seven days, except that your proceeds may be delayed for up to ten days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of fixed income securities of any maturity and duration. The fixed income securities in which the Fund may invest include corporate bonds, U.S. government securities, mortgage- and asset-backed securities, and bank loans.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.

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•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.

•A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.

•Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.
The Fund primarily invests in investment grade securities but may also invest up to 35% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody's”) or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it. Below investment grade securities are those rated Ba1 or lower by Moody’s or BB+ or lower by S&P or are of a comparable quality if unrated.
The Fund may invest up to 30% of its total assets in foreign fixed income securities, including emerging markets securities, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank). Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and TBA securities. In a mortgage dollar roll transaction, the Fund sells securities (usually mortgage-backed securities) for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party. TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.

The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ECM and Loomis Sayles. ECM intends to maintain a strategic allocation of the Fund’s assets with Loomis Sayles and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ECM and a 50% allocation of the Fund’s assets to Loomis Sayles. Actual allocations may vary from the target allocations, from time to time, and ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
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How the Adviser and Sub-Adviser Select Investments
Each of the Adviser and Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.
ECM invests primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, using a “top-down,” “bottom-up” investment approach. The portfolio managers assess the market environment, evaluating current economic, political and fundamental conditions as they relate to the outlook for interest rates and credit. This assessment forms the backdrop for identifying relative value opportunities as well as determining the sizing and allocation of risk within the Fund. Individual securities are thoroughly analyzed to ascertain risk and to evaluate relative value within the context of the current market environment. Securities are added based on the appropriateness of their risk and their ability to add value to the Fund.
Loomis Sayles has three themes that typically drive its investment approach. First, Loomis Sayles generally seeks fixed income securities that are attractively valued relative to the Loomis Sayles credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles may invest significantly in securities the prices of which it believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed income securities (U.S. government securities, investment grade corporate securities, securitized assets, high yield corporate securities, emerging market securities, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to its risk.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s
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investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates
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and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns. There is no assurance that the Fund's use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
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Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
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Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Multi-Manager Risk - Because the Adviser and Sub-Adviser make investment decisions independently, it is possible that the security selection processes of the Adviser and Sub-Adviser may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single adviser. It is possible the Adviser and Sub-Adviser may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Adviser and Sub-Adviser may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. The Adviser and Sub-Adviser selected may underperform the market generally or other advisers or sub-advisers that could have been selected.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund's benchmark index is the Bloomberg U.S. Aggregate Bond Index, which covers the U.S. investment grade bond market, including corporate, government and mortgage-backed securities.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Listed below are the ECM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since 2018 and joined ECM in 2015.
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•Darrin Clough, CFA, Portfolio Manager, has managed the Fund since 2020 and joined ECM in 2020; prior to joining ECM, Mr. Clough was employed at Oppenheimer Funds.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.38% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.45% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Annual Report to shareholders for the period ended April 30, 2022.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

•Matthew J. Eagan, CFA, Executive Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1997.

•Elaine M. Stokes, Executive Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1988.

•Brian P. Kennedy, Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1994.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of a portion of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser
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that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. The Distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in “good order” for all methods of payment. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances under which it is not reasonably practicable for
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the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the
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Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income tax. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund is not purchased as part of an IRA or other tax-advantaged account.
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Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. Covered securities are Fund shares purchased on or after January 1, 2012. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
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Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing
18

opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2022(c)	$9.02	0.13	(0.54)	(0.41)	(0.00) (d)	(0.16)	—	(0.16)	$8.44	(4.58%) (e)
4/30/2022	$9.85	0.07	(0.86)	(0.79)	—	(0.04)	—	(0.04)	$9.02	(8.04%)
4/30/2021(f)	$10.00	0.03	(0.17)	(0.14)	—	(0.01)	—	(0.01)	$9.85	(1.35%) (e)
Institutional Class
12/31/2022(c)	$10.23	0.18	(0.64)	(0.46)	(0.00) (d)	(0.17)	—	(0.17)	$9.60	(4.47%) (e)
4/30/2022	$11.14	0.12	(0.98)	(0.86)	—	(0.05)	—	(0.05)	$10.23	(7.72%)
4/30/2021	$10.86	0.17	0.11	0.28	—	(0.00) (d)	—	— (d)	$11.14	2.60%
4/30/2020	$10.13	0.28	0.65	0.93	—	(0.20)	—	(0.20)	$10.86	9.32%
4/30/2019(g)	$10.00	0.27	0.12	0.39	—	(0.26)	(0.00)(d)	(0.26)	$10.13	3.93% (e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(h)(i)
Investor Class
12/31/2022(c)	$1,662,026	0.77% (j)	0.77% (j)	2.27% (j)	96%(e)
04/30/2022	$1,773,436	0.76%	0.76%	0.76%	210%
04/30/2021(f)	$951,807	0.79% (j)	0.79% (j)	0.42% (j)	180%
Institutional Class
12/31/2022(c)	$11,600	0.57% (j)	0.45% (j)	2.64% (j)	96%(e)
04/30/2022	$10,647	0.88%	0.45%	1.09%	210%
04/30/2021	$4,298	1.13%	0.45%	1.50%	180%
04/30/2020	$10,459	1.37%	0.45%	2.64%	60%
04/30/2019(g)	$8,949	1.67% (j)	0.45% (j)	3.21% (j)	17%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)
For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from
April 30 to December 31, beginning December 31, 2022.

(d)	Amount was less than $0.01 per share.
(e)	Not annualized for periods less than one full year.
(f)	Investor Class inception date was September 3, 2020.
(g)	Institutional Class inception date was June 25, 2018.
(h)	Portfolio turnover is calculated at the Fund level.
(i)
Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 52% for the period ended December 31, 2022, and 40% and 51% for the years ended April 30, 2022 and 2021, respectively.

(j)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
21

EMPOWER FUNDS, INC.
Empower Core Strategies: Inflation-Protected Securities Fund
(formerly Great-West Core Strategies: Inflation-Protected Securities Fund)
Institutional Class Ticker: MXEGX
Investor Class Ticker: MXEYX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	1.34%	1.01%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	1.34%	0.66%
Total Annual Fund Operating Expenses	1.67%	1.34%
Fee Waiver and Expense Reimbursement[1]	1.32%	0.64%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
1
The investment adviser, has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds, Inc. (“Empower Funds”) or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$397	$783	$1,865
Investor Class	$72	$361	$673	$1,557
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Effective December 31, 2022, the Fund’s fiscal year end was changed to December 31. During the most recent fiscal period from May 1, 2022 through December 31, 2022, the Fund’s turnover rate was 106% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-protected securities (“IPS”) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics.
The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps that reference the Consumer Price Index For All Urban Consumers (“CPI-U”) as well as other measures of inflation.
The remainder of the Fund’s assets may be invested in other fixed income securities, including, corporate bonds, asset-backed securities, mortgage-backed securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), securities issued by foreign corporate and governmental issuers and U.S. government securities.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of December 31, 2022, the duration of this index was 3.86 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Goldman Sachs Asset Management, L.P. (the “Sub-Adviser” or “GSAM”). GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of
2

infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Derivatives Risk - The use of derivative instruments, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid and difficult to value, and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
CPI-U Measurement Risk - There can be no assurance that the CPI-U, a measurement of changes in the cost of living, will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed security may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company.
Deflation Risk - If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
3

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	4.72%
Worst Quarter	September 30, 2022	-5.29%
4

Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Since Inception	Inception Date
Institutional Class before taxes	-7.87%	2.42%	6/25/2018
Institutional Class after taxes on distributions	-15.17%	-4.71%
Institutional Class after taxes on distributions and sale of fund shares	-2.21%	0.26%
Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index (reflects no deduction for fees, expenses or taxes)	-7.34%	2.79%
Investor Class before taxes	-8.08%	-0.75%	9/3/2020
Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index (reflects no deduction for fees, expenses or taxes)	-7.34%	-0.29%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Adviser
GSAM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Jon Calluzzo	Vice President	2022
Peter Stone	Managing Director	2020
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three business days after your payment request is received in good order, but in any event within seven days, except that your proceeds may be delayed for up to ten days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
5

More Information About the Fund
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics.
Designed to provide inflation protection to investors, IPS are income-generating instruments whose interest and principal payments are periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.
The inflation adjustment, which is typically applied monthly to the principal of a bond, follows a designated inflation index. The U.S. Treasury uses the CPI-U as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected securities typically have lower yields than conventional fixed income bonds.
The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps that reference the CPI-U as well as other measures of inflation. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
The remainder of the Fund’s assets may be invested in other fixed income securities, including, corporate bonds, asset-backed securities, mortgage-backed securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), securities issued by foreign corporate and governmental issuers and U.S. government securities.

•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.

•Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.

•A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.

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•Below investment grade securities are those rated Ba1 or lower by Moody’s Investors Service, Inc. or BB+ or lower by Standard & Poor’s Global Ratings or are of a comparable quality if unrated.

•Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S. Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.

•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of December 31, 2022, the duration of this index was 3.86 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Adviser Selects Investments
GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value. GSAM has a committed focus on security selection, and expects that the Fund’s investments will tend to be repeatable, scalable and generally exhibit high information ratios over time. GSAM implements its investment philosophy through an investment process that seeks to maximize risk-adjusted performance by utilizing a diverse set of investment strategies that revolve around: (1) developing a long-term risk budget; (2) generating investment views and strategies; (3) constructing the portfolio; and (4) implementing dynamic adjustments based on market conditions.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an
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order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Derivatives Risk - The use of derivative instruments, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities
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underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid and difficult to value, and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance. The value of an inflation-linked swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
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CPI-U Measurement Risk - The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed security may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
Deflation Risk - The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely. If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in pools of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Asset-Backed Securities Risk - Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
Below Investment Grade Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of
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its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Bloomberg U.S. 1-10 Year Treasury Inflation-Protected Securities Index, which is a market value-weighted index designed to measure the performance of inflation-protected securities issued by the U.S. Treasury with maturity dates of more than one year and less than ten years.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the Fund’s average daily net assets over $1 billion and 0.23% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years
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following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Annual Report to shareholders for the period ended April 30, 2022.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC.

•Jon Calluzzo, Vice President, has served as portfolio manager of the Fund since 2022 and joined GSAM in 2016.

•Peter Stone, Managing Director, has served as portfolio manager of the Fund since 2020 and joined GSAM in 2007.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent
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that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. The Distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in “good order” for all methods of payment. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances under which it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price.
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In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial
14

owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income tax. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund is not purchased as part of an IRA or other tax-advantaged account.
Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have
15

been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. Covered securities are Fund shares purchased on or after January 1, 2012. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2022(c)	$2.90	0.10	(0.26)	(0.16)	—	(0.07)	—	(0.07)	$2.67	(5.66%) (d)
4/30/2022	$6.46	0.24	(0.13)	0.11	(1.64)	(0.21)	(1.82)	(3.67)	$2.90	0.54%
4/30/2021(e)	$10.00	0.25	0.01	0.26	—	(1.97)	(1.83)	(3.80)	$6.46	3.22% (d)
Institutional Class
12/31/2022(c)	$3.87	0.16	(0.35)	(0.19)	—	(0.07)	—	(0.07)	$3.61	(5.01%) (d)
4/30/2022	$7.32	0.28	(0.16)	0.12	(1.61)	(0.14)	(1.82)	(3.57)	$3.87	0.73%
4/30/2021	$10.39	0.15	0.66	0.81	—	(2.05)	(1.83)	(3.88)	$7.32	8.43%
4/30/2020	$10.22	0.22	0.26	0.48	—	(0.27)	(0.04)	(0.31)	$10.39	4.68%
4/30/2019(f)	$10.00	0.19	0.07	0.26	—	(0.04)	—	(0.04)	$10.22	2.60% (d)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Investor Class
12/31/2022(c)	$39,426	1.34% (h)	0.70% (h)	5.24% (h)	106%(d)
04/30/2022	$12,843	1.90%	0.70%	5.02%	50%
04/30/2021(e)	$9,062	0.96% (h)	0.70% (h)	4.14% (h)	147%
Institutional Class
12/31/2022(c)	$2,380	1.67% (h)	0.35% (h)	6.30% (h)	106%(d)
04/30/2022	$2,181	3.43%	0.35%	5.18%	50%
04/30/2021	$658	8.35%	0.35%	1.72%	147%
04/30/2020	$209	22.01%	0.38%	2.08%	59%
04/30/2019(f)	$88	1.72% (h)	0.40% (h)	2.26% (h)	121%(d)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)
For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from
April 30 to December 31, beginning December 31, 2022.

(d)	Not annualized for periods less than one full year.
(e)	Investor Class inception date was September 3, 2020.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
19

EMPOWER FUNDS, INC.
Empower Core Strategies: International Equity Fund
(formerly Great-West Core Strategies: International Equity Fund)
Institutional Class Ticker: MXECX
Investor Class Ticker: MXEVX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.65%	0.79%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.65%	0.44%
Total Annual Fund Operating Expenses	1.18%	1.32%
Fee Waiver and Expense Reimbursement[1]	0.53%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.65%	1.00%
1
The investment adviser, has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.65% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds, Inc. (“Empower Funds”) or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$66	$322	$598	$1,385
Investor Class	$102	$387	$693	$1,562
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Effective December 31, 2022, the Fund’s fiscal year end was changed to December 31. During the most recent fiscal period from May 1, 2022 through December 31, 2022, the Fund’s turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers economically tied to countries other than the U.S., including those in emerging markets. The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index which is representative of that country.
Equity securities include common stock and other investment instruments such as depositary receipts and exchange-traded funds (“ETFs”) that track the return of a broad-based international securities index. The Fund may also invest in derivatives, including but not limited to, futures contracts and forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by three sub-advisers: Franklin Templeton Institutional, LLC (“Franklin Templeton”), Irish Life Investment Managers Limited (“ILIM”), and LSV Asset Management (“LSV”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that are expected to have higher revenue and earnings growth than their peers. Alongside traditional financial and economic analyses, Franklin Templeton assesses the potential impacts of material environmental, social and governance (“ESG”) factors on an issuer, which Franklin Templeton believes provides a measure of the issuer’s sustainability. Consideration of ESG factors and risks is only one component of Franklin Templeton’s assessment of eligible investments and may not be a determinative factor in its final decision on whether to invest in an issuer.
ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the MSCI EAFE® Index by investing in the common stocks of each company in the MSCI EAFE Index in approximately the same proportion as their weighting in the MSCI EAFE Index.
LSV generally focuses on investing in the stocks of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. LSV uses a quantitative investment model to make investment decisions. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return.
ECM intends to maintain a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 15% allocation of the Fund’s assets to Franklin Templeton, a 50% allocation of the Fund’s assets to ILIM, and a 35% allocation of the Fund’s assets to LSV. Actual allocations may vary from the target allocations, from time to time, and ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
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Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying
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those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Index Risk - Because the ILIM sub-advised portion of the Fund is not actively managed but is designed to track the performance of the MSCI EAFE Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when the performance of the MSCI EAFE Index declines. The MSCI EAFE Index may perform unfavorably and/or underperform the market as a whole. As a result, the ILIM sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the MSCI EAFE Index because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund.
Tracking Error Risk - The ILIM sub-advised portion of the Fund may not be able to precisely track the performance of the MSCI EAFE Index. Unlike the ILIM sub-advised portion of the Fund, the performance of the MSCI EAFE Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the MSCI EAFE Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the performance of the MSCI EAFE Index. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by LSV, requires adherence to a systematic, disciplined process. LSV's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund
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invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	December 31, 2022	18.27%
Worst Quarter	March 31, 2020	-24.95%
Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Since Inception	Inception Date
Institutional Class before taxes	-14.33%	1.94%	6/25/2018
Institutional Class after taxes on distributions	-15.15%	0.13%
Institutional Class after taxes on distributions and sale of fund shares	-8.19%	1.16%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-14.45%	2.10%
Investor Class before taxes	-14.67%	3.20%	9/3/2020
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-14.45%	3.12%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
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Sub-Advisers
Franklin Templeton, ILIM, and LSV
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Franklin Templeton
John P. Remmert, J.D.	Senior Vice President and Portfolio Manager	2018
Donald G. Huber, CFA	Senior Vice President and Portfolio Manager	2018
ILIM
Nicola Dowdall	Head of ETFs & Affiliates	2018
Michael Lynch, CFA	Head of Indexed Equities	2018
Peter Leonard, CFA	Head of Passive Solutions & ESG	2018
LSV
Josef Lakonishok	Founding Partner, CEO, CIO and Portfolio Manager	2018
Menno Vermeulen, CFA	Partner, Portfolio Manager	2018
Puneet Mansharamani, CFA	Partner, Portfolio Manager	2018
Greg Sleight	Partner, Portfolio Manager	2018
Guy Lakonishok, CFA	Partner, Portfolio Manager	2018
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three business days after your payment request is received in good order, but in any event within seven days, except that your proceeds may be delayed for up to ten days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers economically tied to countries other than the U.S., including those in emerging markets. The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index which is representative of that country.
Equity securities include common stock and other investment instruments such as depositary receipts and ETFs that track the return of a broad-based international securities index. Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer.
The Fund primarily invests in common stock, a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.
Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies.

The Fund may also invest in derivatives, including but not limited to, futures contracts and forward foreign currency contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin Templeton, ILIM and LSV. ECM intends to maintain a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 15% allocation of the Fund’s assets to Franklin Templeton, a 50% allocation of the Fund’s assets to ILIM, and a 35% allocation of the Fund’s assets to LSV. Actual allocations may vary from the target allocations, from time to time, and ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
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How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that are expected to have higher revenue and earnings growth than their peers. Franklin Templeton uses a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation. Alongside traditional financial and economic analyses, Franklin Templeton assesses the potential impacts of material ESG factors on an issuer, which Franklin Templeton believes provides a measure of the issuer’s sustainability. In analyzing ESG factors, Franklin Templeton assesses whether an issuer’s practices pose a material financial risk or opportunity. Consideration of ESG factors and risks is only one component of Franklin Templeton’s assessment of eligible investments and may not be a determinative factor in Franklin Templeton’s final decision on whether to invest in an issuer. In addition, the weight given to ESG factors may vary across types of investments, industries, regions and issuers; ESG factors and weights considered may change over time; and not every ESG factor may be identified or evaluated.
ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the MSCI EAFE Index by investing in the common stocks of each company in the MSCI EAFE Index in approximately the same proportion as their weighting in the MSCI EAFE Index. In the event it is not possible or practicable to fully replicate all of the securities in the MSCI EAFE Index, or in the same weightings, ILIM may use sampling techniques to attempt to replicate the returns of the MSCI EAFE Index.
LSV generally focuses on investing in the stocks of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price, and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market’s low expectations. LSV uses a quantitative investment model to make investment decisions. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
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Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Emerging Markets Risk - Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; uncertain political and economic policies; the imposition by a country of foreign investment limitations and/or capital controls; and the nationalization of businesses. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information to evaluate and monitor local companies and impact the Fund’s performance. There is also the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid investments may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk
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exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Index Risk - Because the ILIM sub-advised portion of the Fund is not actively managed but is designed to track the performance of the MSCI EAFE Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when the performance of the MSCI EAFE Index declines. The MSCI EAFE Index may perform unfavorably and/or underperform the market as a whole. As a result, the ILIM sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the MSCI EAFE Index because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund. ILIM’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the ILIM sub-advised portion of the Fund’s returns to be lower than if it employed an active strategy.
Tracking Error Risk - The ILIM sub-advised portion of the Fund may not be able to precisely track the performance of the MSCI EAFE Index. Unlike the ILIM sub-advised portion of the Fund, the performance of the MSCI EAFE Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the MSCI EAFE Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the performance of the MSCI EAFE Index. Further, there may be timing differences associated with additions to and deletions from the MSCI EAFE Index, changes in the shares outstanding of the component securities, and the ILIM sub-advised portion of the Fund may not be fully invested - either as a result of cash flows into the ILIM sub-advised portion of the Fund or as a result of reserves of cash held by the ILIM sub-advised portion of the Fund to meet redemptions. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by LSV, requires adherence to a systematic, disciplined process. LSV's ability
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to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
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Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the MSCI EAFE Index (Europe, Australasia, Far East) which is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2022, the MSCI EAFE Index consisted of 21 developed market country indices.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.53% of the Fund’s average daily net assets on assets up to $1 billion, 0.48% of average daily net assets on assets over $1 billion but less than $2 billion, and 0.43% of average daily net assets on assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.65% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Annual Report to shareholders for the period ended April 30, 2022.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Franklin Templeton, a Delaware limited liability company with its principal business address at 280 Park Avenue, New York, NY 10017, is registered as an investment adviser pursuant to the Advisers Act. Franklin Templeton is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange and has been in the investment management business since 1947.

•John P. Remmert, J.D., Senior Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Franklin Templeton in 2002.

•Donald G. Huber, CFA, Senior Vice President, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Franklin Templeton in 2002.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
ILIM is an affiliate of ECM, Empower of America and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to
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ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2018 and joined ILIM in 1998.

•Michael Lynch, CFA, Head of Indexed Equities has served as portfolio manager of the Fund since 2018 and joined ILIM in 2006.

•Peter Leonard, CFA, Head of Passive Solutions & ESG, has served as portfolio manager of the Fund since 2018 and joined ILIM in 2012.
LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, is registered as an investment adviser pursuant to the Advisers Act. LSV is a partnership between its management team and current and retired employee and non-active partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position.

•Josef Lakonishok, Founding Partner, CEO, CIO and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and founded LSV in 1994.

•Menno Vermeulen, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 1994.

•Puneet Mansharamani, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2000.

•Greg Sleight, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2006.

•Guy Lakonishok, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2009.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
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This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. With respect to foreign securities, ECM utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. The Distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in “good order” for all methods of payment. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances under which it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly
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administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income tax. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund is not purchased as part of an IRA or other tax-advantaged account.
Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
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Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. Covered securities are Fund shares purchased on or after January 1, 2012. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities. The Fund may elect to pass through such foreign taxes to shareholders. In such event, shareholders will be required to treat as part of the amounts distributed to them their pro rata portion of such taxes and may claim a credit or deduction for such taxes, subject in each case to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption
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or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder
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reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2022(c)	$8.98	0.15	(0.38)	(0.23)	—	—	—	—	$8.75	(2.56%) (d)
4/30/2022	$11.19	0.14	(1.22)	(1.08)	(0.67)	(0.13)	(0.33)	(1.13)	$8.98	(10.82%)
4/30/2021(e)	$10.00	0.24	2.06	2.30	—	(0.33)	(0.78)	(1.11)	$11.19	23.84% (d)
Institutional Class
12/31/2022(c)	$8.55	0.13	(0.33)	(0.20)	—	—	—	—	$8.35	(2.34%) (d)
4/30/2022	$10.66	0.18	(1.17)	(0.99)	(0.47)	(0.18)	(0.47)	(1.12)	$8.55	(10.51%)
4/30/2021	$8.25	0.11	3.47	3.58	—	(0.39)	(0.78)	(1.17)	$10.66	44.45%
4/30/2020	$9.85	0.28	(1.47)	(1.19)	0.00 (f)	(0.41)	—	(0.41)	$8.25	(12.88%)
4/30/2019(g)	$10.00	0.11	(0.19)	(0.08)	—	(0.07)	—	(0.07)	$9.85	(0.83%) (d)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(h)
Investor Class
12/31/2022(c)	$77,674	1.32% (i)	1.00% (i)	2.64% (i)	15%(d)
04/30/2022	$273,921	1.06%	1.00%	1.32%	58%
04/30/2021(e)	$98,555	1.41% (i)	1.00% (i)	3.42% (i)	94%(d)
Institutional Class
12/31/2022(c)	$7,766	1.18% (i)	0.65% (i)	2.48% (i)	15%(d)
04/30/2022	$7,023	1.23%	0.65%	1.79%	58%
04/30/2021	$3,994	2.10%	0.65%	1.06%	94%
04/30/2020	$1,531	1.37%	0.65%	2.91%	26%
04/30/2019(g)	$11,640	2.07% (i)	0.65% (i)	1.39% (i)	29%(d)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)
For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from
April 30 to December 31, beginning December 31, 2022.

(d)	Not annualized for periods less than one full year.
(e)	Investor Class inception date was September 3, 2020.
(f)	Amount was less than $0.01 per share.
(g)	Institutional Class inception date was June 25, 2018.
(h)	Portfolio turnover is calculated at the Fund level.
(i)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
Empower Core Strategies: U.S. Equity Fund
(formerly Great-West Core Strategies: U.S. Equity Fund)
Institutional Class Ticker: MXEBX
Investor Class Ticker: MXETX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 28, 2023

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.42%	0.62%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.42%	0.27%
Total Annual Fund Operating Expenses	0.89%	1.09%
Fee Waiver and Expense Reimbursement[1]	0.34%	0.19%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%
1
The investment adviser, has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds, Inc. (“Empower Funds”) or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$250	$460	$1,065
Investor Class	$92	$328	$582	$1,312
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Effective December 31, 2022, the Fund’s fiscal year end was changed to December 31. During the most recent fiscal period from May 1, 2022 through December 31, 2022, the Fund’s turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in equity securities of large capitalization (“large cap”) companies that, at the time of purchase, are similar in size to companies in the Russell 1000® Index and 10-40% of its net assets in equity securities of small capitalization (“small cap”) companies that, at the time of purchase, are similar in size to companies in the Russell 2000® Index; however the Fund may have exposure to U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
Equity securities include common stock and other investment instruments such as exchange-traded funds (“ETFs”) that track the return of a broad-based U.S. securities index. The Fund may also invest in derivatives, including but not limited to, futures contracts and forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by four sub-advisers: Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Putnam Investment Management, LLC (“Putnam”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).
ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the Standard & Poor’s 500® Index (“S&P 500 Index”) by investing in the common stocks of each company in the S&P 500 Index in approximately the same proportion as their weighting in the S&P 500 Index.
JPMorgan invests primarily in equity securities of large, well-established U.S. companies with market-capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics.
Loomis Sayles seeks to build a small cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value utilizing rigorous fundamental research.
Putnam invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam integrates environmental, social, and governance (“ESG”) considerations into its fundamental research process and investment decision-making when the portfolio managers consider them material and relevant. However, ESG considerations do not represent a primary focus of Putnam's investment process.
ECM intends to maintain a strategic asset allocation of the Fund’s assets with each Sub-Adviser and among asset classes and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ILIM, a 10% allocation of the Fund’s assets to JPMorgan, a 20% allocation of the Fund’s assets to Loomis Sayles, and a 20% allocation of the Fund’s assets to Putnam. Actual allocations may vary from the target allocations, from time to time and ECM may change the allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect
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certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Index Risk - Because the ILIM sub-advised portion of the Fund is not actively managed but is designed to track the performance of the S&P 500 Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when the performance of the S&P 500 Index declines. The S&P 500 Index may perform unfavorably and/or underperform the market as a whole. As a result, the ILIM sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the S&P 500 Index because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund.
Tracking Error Risk - The ILIM sub-advised portion of the Fund may not be able to precisely track the performance of the S&P 500 Index. Unlike the ILIM sub-advised portion of the Fund, the performance of the S&P 500 Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the S&P 500 Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the performance of the S&P 500 Index. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs
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in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	23.14%
Worst Quarter	March 31, 2020	-22.73%
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Average Annual Total Returns for the Periods Ended December 31, 2022
	One Year	Since Inception	Inception Date
Institutional Class before taxes	-15.59%	8.47%	6/25/2018
Institutional Class after taxes on distributions	-17.14%	7.06%
Institutional Class after taxes on distributions and sale of fund shares	-8.35%	6.46%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-19.21%	8.65%
Investor Class before taxes	-15.82%	7.68%	9/3/2020
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-19.21%	4.09%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Advisers
ILIM, JPMorgan, Loomis Sayles, and Putnam
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
ILIM
Nicola Dowdall	Head of ETFs & Affiliates	2018
Michael Lynch, CFA	Head of Indexed Equities	2018
Peter Leonard, CFA	Head of Passive Solutions & ESG	2018
JPMorgan
Giri Devulapally, CFA	Managing Director	2018
Holly Fleiss	Managing Director	2020
Larry H. Lee	Managing Director	2020
Robert Maloney	Executive Director	2023
Joseph Wilson	Managing Director	2020
Loomis Sayles
Joseph R. Gatz, CFA	Vice President and Portfolio Manager	2018
Jeffrey Schwartz, CFA	Vice President and Portfolio Manager	2018
Putnam
Darren Jaroch, CFA	Portfolio Manager	2018
Lauren B. DeMore, CFA	Portfolio Manager	2019
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three business days after your payment request is received in good order, but in any event within seven days, except that your proceeds may be delayed for up to ten days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in equity securities of large cap companies that, at the time of purchase, are similar in size to companies in the Russell 1000® Index and 10-40% of its net assets in equity securities of small cap companies that, at the time of purchase, are similar in size to companies in the Russell 2000® Index; however the Fund may have exposure to U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
Equity securities include common stock and other investment instruments such as ETFs that track the return of a broad-based U.S. securities index. Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. The Fund primarily invests in common stock, a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles stockholders to vote on important company matters and receive dividends, if any.

The Fund may also invest in derivatives, including but not limited to, futures contracts and forward foreign currency contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM, JPMorgan, Loomis Sayles and Putnam. ECM intends to maintain a strategic asset allocation of the Fund’s assets with each Sub-Adviser and among asset classes and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of
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the Fund’s assets to ILIM, a 10% allocation of the Fund’s assets to JPMorgan, a 20% allocation of the Fund’s assets to Loomis Sayles, and a 20% allocation of the Fund’s assets to Putnam. Actual allocations may vary from the target allocations, from time to time and ECM may change the allocations at any time without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the S&P 500 Index by investing in the common stocks of each company in the S&P 500 Index in approximately the same proportion as their weighting in the S&P 500 Index. In the event it is not possible or practicable to fully replicate all of the securities in the S&P 500 Index, or in the same weightings, ILIM may use sampling techniques to attempt to replicate the returns of the S&P 500 Index.
JPMorgan invests primarily in equity securities of large, well-established U.S. companies with market-capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. JPMorgan seeks structural disconnects which it believes allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. JPMorgan seeks to identify long-term imbalances in supply and demand.
Loomis Sayles invests primarily in equity securities of small companies, which are of a size similar to those in the Russell 2000® Index at the time of purchase. Loomis Sayles seeks to build a small cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value utilizing rigorous fundamental research. Stocks may be under-valued due to negative investor sentiment, short-term fundamental problems, or investor misperceptions. Loomis Sayles will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.
Putnam invests mainly in common stocks of large and midsize U.S. companies, which are of a size similar to those in the Russell 1000® Value Index, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam integrates ESG considerations into its fundamental research process and investment decision-making when the portfolio managers consider them material and relevant. However, ESG considerations do not represent a primary focus of Putnam’s investment process.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. During such a general downturn in the markets, multiple asset classes may decline in value. In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and financial markets. These events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors
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generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Index Risk - Because the ILIM sub-advised portion of the Fund is not actively managed but is designed to track the performance of the S&P 500 Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when the performance of the S&P 500 Index declines. The S&P 500 Index may perform unfavorably and/or underperform the market as a whole. As a result, the ILIM sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the S&P 500 Index because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund. ILIM’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the ILIM sub-advised portion of the Fund’s returns to be lower than if it employed an active strategy.
Tracking Error Risk - The ILIM sub-advised portion of the Fund may not be able to precisely track the performance of the S&P 500 Index. Unlike the ILIM sub-advised portion of the Fund, the performance of the S&P 500 Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the S&P 500 Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the performance of the S&P 500 Index. Further, there may be timing differences associated with additions to and deletions from the S&P 500 Index, changes in the shares outstanding of the component securities, and the ILIM sub-advised portion of the Fund may not be fully invested - either as a result of cash flows into the ILIM sub-advised portion of the Fund or as a result of reserves of cash held by the ILIM sub-advised portion of the Fund to meet redemptions.
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Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The application of ESG criteria may result in the Fund (1) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark index; and (2) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark index. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
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Benchmark Index
The Fund’s benchmark index is the Russell 3000® Index which is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization which represents about 98% of all U.S incorporated equity securities.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of Empower of America and an affiliate of Empower Retirement, LLC (“Empower”). As of December 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $52.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.47% of the Fund’s average daily net assets on assets up to $1 billion, 0.42% of average daily net assets on assets over $1 billion, and 0.37% of average daily net assets on assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Annual Report to shareholders for the period ended April 30, 2022.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
ILIM is an affiliate of ECM, Empower of America and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2018 and joined ILIM in 1998.

•Michael Lynch, CFA, Head of Indexed Equities has served as portfolio manager of the Fund since 2018 and joined ILIM in 2006.

•Peter Leonard, CFA, Head of Passive Solutions & ESG, has served as portfolio manager of the Fund since 2018 and joined ILIM in 2012.
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JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.

•Giri Devulapally, CFA, Managing Director, has served as portfolio manager of the Fund since 2018 and joined JPMorgan in 2003.

•Holly Fleiss, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in 2012.

•Larry H. Lee, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2006.

•Robert Maloney, Executive Director, has served as portfolio manager of the Fund since 2023 and joined JPMorgan in 2013.

•Joseph Wilson, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2014.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

•Joseph R. Gatz, CFA, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1999.

•Jeffrey Schwartz, CFA, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since 2018 and joined Loomis Sayles in 2012.
Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.
Putnam is an affiliate of ECM, Empower of America and Empower. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to ECM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Darren Jaroch, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Putnam in 1999.

•Lauren DeMore, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2019 and joined Putnam in 2006.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
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Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund’s net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after the order is received in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
A separate net asset value is calculated for each share class of the Fund. Net asset value is determined by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The net asset value of the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board. The Board has designated ECM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to ECM the responsibility of making fair value determinations, subject to the oversight of the Board. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that ECM believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. The Distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the U.S. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in “good order” for all methods of payment. The Fund may, however, delay payment of redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays)
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or when trading thereon is restricted or during emergency or other circumstances under which it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a 30 day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a 30 day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
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Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income tax. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund is not purchased as part of an IRA or other tax-advantaged account.
Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign
15

corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. Covered securities are Fund shares purchased on or after January 1, 2012. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption
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or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
Empower of America, the Distributor, and/or their affiliates (for purposes of this section only, “Empower of America affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The Empower of America affiliates may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority (“FINRA”) and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the Empower of America affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain Empower of America affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder
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reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2022(c)	$9.82	0.05	(0.42)	(0.37)	—	—	—	—	$9.45	(3.77%) (d)
4/30/2022	$12.42	(0.01) (e)	(0.08)	(0.09)	(0.27)	(0.54)	(1.70)	(2.51)	$9.82	(2.89%)
4/30/2021(f)	$10.00	0.00 (g)	2.68	2.68	—	(0.09)	(0.17)	(0.26)	$12.42	27.11% (d)
Institutional Class
12/31/2022(c)	$12.16	0.09	(0.52)	(0.43)	—	—	—	—	$11.73	(3.54%) (d)
4/30/2022	$14.68	0.04	(0.16)	(0.12)	(0.53)	(0.17)	(1.70)	(2.40)	$12.16	(2.59%)
4/30/2021	$9.78	0.05	5.12	5.17	—	(0.10)	(0.17)	(0.27)	$14.68	53.21%
4/30/2020	$10.41	0.09	(0.52)	(0.43)	—	(0.04)	(0.16)	(0.20)	$9.78	(4.34%)
4/30/2019(h)	$10.00	0.07	0.41	0.48	—	(0.07)	—	(0.07)	$10.41	4.89% (d)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(i)
Investor Class
12/31/2022(c)	$253,476	1.09% (j)	0.90% (j)	0.83% (j)	62%(d)
04/30/2022	$6,286	1.57%	0.90%	(0.12%)	132%
04/30/2021(f)	$1,781	3.36% (j)	0.90% (j)	0.01% (j)	69%(d)
Institutional Class
12/31/2022(c)	$15,462	0.89% (j)	0.55% (j)	1.09% (j)	62%(d)
04/30/2022	$23,714	1.02%	0.55%	0.26%	132%
04/30/2021	$18,242	1.26%	0.55%	0.42%	69%
04/30/2020	$9,871	1.49%	0.55%	0.87%	65%
04/30/2019(h)	$8,066	2.20% (j)	0.55% (j)	0.89% (j)	34%(d)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)
For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from
April 30 to December 31, beginning December 31, 2022.

(d)	Not annualized for periods less than one full year.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Investor Class inception date was September 3, 2020.
(g)	Amount was less than $0.01 per share.
(h)	Institutional Class inception date was June 25, 2018.
(i)	Portfolio turnover is calculated at the Fund level.
(j)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
20

EMPOWER FUNDS, INC.
Empower Ariel Mid Cap Value Fund (formerly Great-West Ariel Mid Cap Value Fund) Institutional Class Ticker: MXOAX Investor Class Ticker: MXMCX	Empower Small Cap Growth Fund (formerly Great-West Small Cap Growth Fund) Institutional Class Ticker: MXMSX Investor Class Ticker: MXMTX
Empower Bond Index Fund (formerly Great-West Bond Index Fund) Institutional Class Ticker: MXCOX Investor Class Ticker: MXBIX	Empower Small Cap Value Fund (formerly Great-West Small Cap Value Fund) Institutional Class Ticker: MXTFX Investor Class Ticker: MXLSX
Empower Core Bond Fund (formerly Great-West Core Bond Fund) Institutional Class Ticker: MXIUX Investor Class Ticker: MXFDX	Empower T. Rowe Price Mid Cap Growth Fund (formerly Great-West T. Rowe Price Mid Cap Growth Fund) Institutional Class Ticker: MXYKX Investor Class Ticker: MXMGX
Empower Emerging Markets Equity Fund (formerly Great-West Emerging Markets Equity Fund) Institutional Class Ticker: MXENX Investor Class Ticker: MXEOX	Empower U.S. Government Securities Fund (formerly Great-West U.S. Government Securities Fund) Institutional Class Ticker: MXDQX Investor Class Ticker: MXGMX
Empower Global Bond Fund (formerly Great-West Global Bond Fund) Institutional Class Ticker: MXZMX Investor Class Ticker: MXGBX	Empower Aggressive Profile Fund (formerly Great-West Aggressive Profile Fund) Institutional Class Ticker: MXGTX Investor Class Ticker: MXAPX
Empower Government Money Market Fund (formerly Great-West Government Money Market Fund) Institutional Class Ticker: MXGXX Investor Class Ticker: MXMXX	Empower Conservative Profile Fund (formerly Great-West Conservative Profile Fund) Institutional Class Ticker: MXKVX Investor Class Ticker: MXCPX Class L Ticker: MXIPX
Empower High Yield Bond Fund (formerly Great-West High Yield Bond Fund) Institutional Class Ticker: MXFRX Investor Class Ticker: MXHYX	Empower Moderate Profile Fund (formerly Great-West Moderate Profile Fund) Institutional Class Ticker: MXITX Investor Class Ticker: MXMPX Class L Ticker: MXGPX
Empower Inflation-Protected Securities Fund (formerly Great-West Inflation-Protected Securities Fund) Institutional Class Ticker: MXIOX Investor Class Ticker: MXIHX	Empower Moderately Aggressive Profile Fund (formerly Great-West Moderately Aggressive Profile Fund) Institutional Class Ticker: MXHRX Investor Class Ticker: MXBPX

Empower International Growth Fund (formerly Great-West International Growth Fund) Institutional Class Ticker: MXHTX Investor Class Ticker: MXIGX	Empower Moderately Conservative Profile Fund (formerly Great-West Moderately Conservative Profile Fund) Institutional Class Ticker: MXJUX Investor Class Ticker: MXDPX Class L Ticker: MXHPX
Empower International Index Fund (formerly Great-West International Index Fund) Institutional Class Ticker: MXPBX Investor Class Ticker: MXINX	Empower Lifetime 2015 Fund (formerly Great-West Lifetime 2015 Fund) Institutional Class Ticker: MXNYX Investor Class Ticker: MXLYX Service Class Ticker: MXLZX
Empower International Value Fund (formerly Great-West International Value Fund) Institutional Class Ticker: MXJVX Investor Class Ticker: MXIVX	Empower Lifetime 2020 Fund (formerly Great-West Lifetime 2020 Fund) Institutional Class Ticker: MXAKX Investor Class Ticker: MXAGX Service Class Ticker: MXAHX
Empower Large Cap Growth Fund (formerly Great-West Large Cap Growth Fund) Institutional Class Ticker: MXGSX Investor Class Ticker: MXLGX	Empower Lifetime 2025 Fund (formerly Great-West Lifetime 2025 Fund) Institutional Class Ticker: MXQBX Investor Class Ticker: MXELX Service Class Ticker: MXFLX
Empower Large Cap Value Fund (formerly Great-West Large Cap Value Fund) Institutional Class Ticker: MXVHX Investor Class Ticker: MXEQX Investor II Class Ticker: MXHAX	Empower Lifetime 2030 Fund (formerly Great-West Lifetime 2030 Fund) Institutional Class Ticker: MXAYX Investor Class Ticker: MXATX Service Class Ticker: MXAUX
Empower Mid Cap Value Fund (formerly Great-West Mid Cap Value Fund) Institutional Class Ticker: MXKJX Investor Class Ticker: MXMVX	Empower Lifetime 2035 Fund (formerly Great-West Lifetime 2035 Fund) Institutional Class Ticker: MXTBX Investor Class Ticker: MXKLX Service Class Ticker: MXLLX
Empower Multi-Sector Bond Fund (formerly Great-West Multi-Sector Bond Fund) Institutional Class Ticker: MXUGX Investor Class Ticker: MXLMX	Empower Lifetime 2040 Fund (formerly Great-West Lifetime 2040 Fund) Institutional Class Ticker: MXBGX Investor Class Ticker: MXBDX Service Class Ticker: MXBEX
Empower Real Estate Index Fund (formerly Great-West Real Estate Index Fund) Institutional Class Ticker: MXSFX Investor Class Ticker: MXREX	Empower Lifetime 2045 Fund (formerly Great-West Lifetime 2045 Fund) Institutional Class Ticker: MXWEX Investor Class Ticker: MXQLX Service Class Ticker: MXRLX
Empower S&P 500® Index Fund (formerly Great-West S&P 500® Index Fund) Institutional Class Ticker: MXKWX Investor Class Ticker: MXVIX	Empower Lifetime 2050 Fund (formerly Great-West Lifetime 2050 Fund) Institutional Class Ticker: MXBSX Investor Class Ticker: MXBOX Service Class Ticker: MXBQX

Empower S&P Mid Cap 400® Index Fund (formerly Great-West S&P Mid Cap 400® Index Fund) Institutional Class Ticker: MXNZX Investor Class Ticker: MXMDX Class L Ticker: MXBUX	Empower Lifetime 2055 Fund (formerly Great-West Lifetime 2055 Fund) Institutional Class Ticker: MXZHX Investor Class Ticker: MXWLX Service Class Ticker: MXXLX
Empower S&P Small Cap 600® Index Fund (formerly Great-West S&P Small Cap 600® Index Fund) Institutional Class Ticker: MXERX Investor Class Ticker: MXISX Class L: MXNSX	Empower Lifetime 2060 Fund (formerly Great-West Lifetime 2060 Fund) Institutional Class Ticker: MXGUX Investor Class Ticker: MXGNX Service Class Ticker: MXGQX
Empower Short Duration Bond Fund (formerly Great-West Short Duration Bond Fund) Institutional Class Ticker: MXXJX Investor Class Ticker: MXSDX
Empower SecureFoundation® Balanced Fund
(formerly Great-West SecureFoundation® Balanced
Fund)
Institutional Class Ticker: MXCJX
Investor Class Ticker: MXSBX
Service Class Ticker: MXSHX
Class L Ticker: MXLDX

(the “Fund(s)”)
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Throughout this SAI, “Fund” is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus. It contains information in addition to the information in the prospectuses for the Funds. The prospectuses for the Funds, which may be amended from time to time, contain the basic information you should know before investing in a Fund. This SAI should be read together with the prospectuses for the Funds, each dated April 28, 2023. Requests for copies of prospectuses should be made by writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling (866) 831-7129, or by viewing www.greatwestinvestments.com. The financial statements appearing in the Funds’ annual reports are incorporated into this SAI by reference; please see the “Financial Statements” section of this SAI for hyperlinks to these reports. Copies of the annual reports are available, without charge, and can be obtained by calling (866) 831-7129 or by viewing at www.greatwestinvestments.com.
April 28, 2023

INFORMATION ABOUT EMPOWER FUNDS, INC. AND THE FUNDS
Empower Funds, Inc. (“Empower Funds”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”), is a Maryland corporation that organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. The corporation changed its name from Great-West Funds, Inc. to Empower Funds, Inc. on August 1, 2022. Empower Funds offers 45 funds. This SAI describes 40 Funds, 22 of which are diversified Funds and 18 of which are non-diversified Funds.
The Board of Directors of Empower Funds (the “Board”) may organize and offer shares of a new fund or a new share class of an existing Fund or liquidate a Fund or share class at any time. Each Fund offers two or more classes of shares. The Institutional Class, Investor Class and Investor II Class shares offered by certain Funds do not have sales charges or distribution fees. The Class L and Service Class shares offered by certain Funds do not have sales charges but have a distribution and service fee (or 12b-1 fee).
Currently, shares of the Funds may be sold to and held by separate accounts of insurance companies to fund benefits under certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account (“IRA”) custodians or trustees, participants in connection with qualified retirement plans (“retirement plans”) and, with respect to certain Funds, participants in connection with college saving programs (collectively, “Permitted Accounts”) and asset allocation funds that are series of Empower Funds.
Empower Capital Management, LLC (“ECM”), a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), serves as the investment adviser to Empower Funds. ECM has selected one or more sub-advisers (each, a “Sub-Adviser”) to manage, on a daily basis, the assets of certain Funds.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Classification
Each of the Funds, with exception of the Empower Global Bond Fund, Empower Real Estate Index Fund, the Empower Profile Funds (the “Profile Funds”), the Empower Lifetime Funds (the “Lifetime Funds”) and the Empower SecureFoundation Balanced Fund (the “SecureFoundation Balanced Fund”), are classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”).
At least 75% of the value of a diversified fund’s total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer (other than the U.S. government and other investment companies) is neither more than 5% of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer.
The Empower Global Bond Fund, Empower Real Estate Index Fund, the Profile Funds, the Lifetime Funds and the SecureFoundation Balanced Fund are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified Fund. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry.
Investment Strategies and Risks
The investment objectives, investment strategies, and principal risks of each Fund are described in its prospectus. This SAI contains supplemental information about those strategies and risks and the types of securities that ECM or a Sub-Adviser may select for each Fund. Except as described below and except as otherwise specifically stated in the applicable prospectus or this SAI, each Fund’s investment policies set forth in its prospectus and in this SAI are not fundamental and may be changed without shareholder approval.
The following pages contain more detailed information about types of securities in which the Funds may invest, as well as investment strategies, practices and techniques that ECM or any Sub-Adviser may employ in pursuit of a Fund’s investment objective, together with a discussion of related restrictions and risks. This information has been organized into various categories; to the extent it overlaps two or more categories, it is referenced only once in this section. ECM and/or any Sub-Adviser may not buy these securities or use any of these techniques unless it believes they are consistent with the applicable Fund’s investment objectives and policies (as described in the Fund’s prospectus) and that doing so will help the Fund achieve its objective. In addition, with respect to any particular Fund, to the extent that a security or technique is described in a Fund’s prospectus as being part of its principal investment strategies, the information provided below regarding such security or technique is intended to supplement, but not supersede, the information contained in the prospectus.

Certain of the Funds, including the Profile Funds, the Lifetime Funds and the SecureFoundation Balanced Fund, normally invest primarily in shares of other mutual funds (“Underlying Funds”), as described in their respective prospectus. The Underlying Funds, in turn, invest directly in securities (such as stocks and bonds). The investment techniques described below may be pursued directly by the Underlying Funds or, in certain circumstances, by a Fund directly. The Funds may be subject to the risks described below indirectly through their investments in Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used. An Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund’s investment objective, policies, and restrictions described in the Underlying Fund’s prospectus and/or statement of additional information, as well as federal securities laws. For the purpose of this section, references to investments by “a Fund” or “the Funds” include the Underlying Funds.
Debt Securities
A debt security, also referred to as a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment grade securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), and unrated securities.
Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk). The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. Debt securities may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).
Asset-Backed Securities. Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. Asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment. Additionally, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A CBO is a trust, which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the risk that the quality of the collateral may decline in value or default; (3) the risk that a Fund may invest in CDOs that are subordinate to other classes; and (4) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings. These investments may include institutionally traded floating and fixed rate debt securities. Bank loans often involve borrowers whose financial conditions are troubled or uncertain, including companies that are highly leveraged or are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Some bank loans may be purchased on a “when-issued” basis. The market for bank loans may not be highly liquid and a Fund may have difficulty selling bank loans. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.
Bank loans generally are subject to legal or contractual restrictions on resale. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which a Fund invests, the Fund relies on the portfolio managers’ research to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Bank Obligations. Bank obligations may be issued or guaranteed by U.S. or foreign banks. Bank obligations that may be purchased by a Fund include banker’s acceptances, certificates of deposit and fixed time deposits. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Funds generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry.
A Fund’s investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.
Below Investment Grade Securities. Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are debt securities that are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Standard & Poor’s Global Ratings (“S&P”) or have a comparable rating from another nationally recognized statistical rating organization or are of comparable quality if unrated. Below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero coupon, pay-in-kind (“PIK”) and step coupon securities and may be privately placed or publicly offered.
Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Below investment grade securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of below investment grade securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for below investment grade securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of below investment grade securities and the ability of outside pricing services to value below investment grade securities. A severe economic downturn or increase in interest rates might increase defaults in below investment grade securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding below investment grade securities, thus further disrupting the market for such securities.
Below investment grade bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of below investment grade bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, below investment grade bonds tend to underperform U.S. Treasury and investment grade bonds because below investment grade bond prices tend not to rise as much as the prices of these bonds.
The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of below investment grade securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of below investment grade securities could also be at greater risk because below investment grade securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a below investment grade security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of below investment grade securities and a Fund’s net asset value.
Below investment grade securities present risks based on payment expectations. For example, below investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of below investment grade securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of below investment grade securities than in the case of investment grade bonds.
In addition, the credit ratings assigned to below investment grade securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of below investment grade securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.
Because the risk of default is higher for below investment grade securities, portfolio managers will attempt to identify those issuers of below investment grade securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and S&P are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund’s investment objective may be more dependent on the portfolio manager’s own credit analysis than might be the case for a Fund which invests in higher quality bonds. The portfolio managers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain below investment grade securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.
Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds. Each Fund may invest in Brady bonds only if it is consistent with quality specifications established from time to time by ECM or a Sub-Adviser to that Fund.
Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by banks, corporations and other entities primarily to finance short-term credit needs. Such securities normally have maturities of nine months or less and, although commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Like bonds, and other fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. The short-term nature of a commercial paper investment, however, makes it less susceptible to such volatility than many other securities. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Corporate Debt Securities. Corporate debt securities are long- and short-term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed, variable or floating rate obligations or as zero coupon, PIK and step coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations.
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and nationally recognized statistical rating organizations, such as S&P, that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of a nationally recognized statistical rating organization, such as S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated.
Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (1) initially issued at a discount from their face value, and (2) purchased by a Fund at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by a Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities.
Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower ratings categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with below investment grade securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Fund’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.
Inflation-Linked Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are periodically adjusted for inflation, which measures a sustained increase in prices of goods and services in an economy that erodes the purchasing power of a currency over time. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-linked securities are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Because of this inflation-adjustment feature, inflation-linked securities typically have lower yields than conventional fixed rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.
Inflation-linked securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-linked security normally will decline and could result in losses for a Fund. Funds that invest in inflation-linked securities do not always move in lockstep with changes in the inflation rate because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, there is no assurance that the consumer price index or other inflation index used to determine inflation adjustments will accurately measure the real rate of inflation.
Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a Fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a Fund being treated as a return of capital.
Loan Participations and Assignments. Loan participations and assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a loan participation, the Fund typically will have a contractual relationship only with the lender that sold the participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is believed by ECM or a Sub-Adviser to be creditworthy. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A Fund may have difficulty disposing of loan participations and assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular loan participations or assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board has adopted a liquidity risk management program for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the loan participation or assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid loan participations and assignments that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid investments would increase.
In valuing a loan participation or assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board.
Mortgage-Backed Securities. A mortgage-backed security (“MBS”) is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. MBS include mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations. Some MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties. MBS may be arranged by various governmental agencies, such as the Government National Mortgage Association (“Ginnie Mae”); government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and private issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.
The value of MBS may change due to shifts in the market’s perception of issuers. An economic downturn - particularly one that contributes to an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment - may adversely affect the market for and value of MBS. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument.
Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae.
CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate and bearing a different stated maturity date, and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, the average life, and the price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.
CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a

CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets.
CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid investments.
Mortgage Dollar Rolls. In a mortgage dollar roll, a Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund foregoes principal and interest paid on the MBS. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the MBS it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase a Fund’s overall investment exposure and result in losses.
Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Mortgage Pass-through Securities. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages either insured by the Federal Housing Administration or guaranteed by the U.S. Department of Veterans Affairs. Ginnie Mae is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.
Government-related guarantors whose obligations are not backed by the full faith and credit of the U.S. government include Fannie Mae and Freddie Mac. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Freddie Mac issues participation certificates that represent interests in conventional mortgages from Freddie Mac’s national portfolio. Fannie Mae and Freddie Mac guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the U.S. government. Additionally, Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the MBS. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage pass-through securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, ECM or the Fund’s Sub-Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to a Fund’s limitations on investments in illiquid investments.
Mortgage pass-through securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from the test available to all U.S. government securities. The Funds take the position that privately-issued, mortgage pass-through securities, and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. In the case of private issue mortgage pass-through securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.
Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations in illiquid investments.
Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. However, while most municipal bonds are exempt from federal income tax, some are not. Municipal bonds have two principal classifications: general obligations and revenue bonds.

General obligation bonds are securities backed by a municipality’s pledge of full faith, credit and taxing power. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. Revenue bonds are securities backed by revenues generated by a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of capital projects including municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds and lease-backed bonds (including certificates of participation and municipal lease obligations).
Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect a municipal bond’s value, interest payments, repayment of principal and a Fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal bond is not heavily followed by the investment community or such security issue is relatively small, the bond may be difficult to value or sell at a desirable price. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal bond has not complied with applicable tax requirements, interest from the bond could be treated as taxable, which could result in a decline in the bond’s value. The Funds expect to invest less than 50% of their total assets in tax-exempt municipal bonds. As a result, none of the Funds expect to be eligible to pass any exempt interest received on municipal bonds held by a Fund to shareholders as exempt interest dividends.
Tender Option Bonds. Tender option bonds are municipal derivatives created by dividing the income stream provided by an underlying security, such as municipal bonds or preferred shares issued by a tax-exempt bond fund, to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the risk of the underlying security. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Structured Securities. Structured securities (also called “structured notes”) are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of structured securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.
Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.
To-Be-Announced Purchase Commitments. As with other delayed delivery transactions, a to-be-announced (“TBA”) purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until it issues the security.
TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require a fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a fund’s TBA counterparty. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.
Rule 18f-4 under the 1940 Act (“Rule 18f-4”) permits a Fund to enter into delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with the Rule 18f-4 with respect to its delayed delivery transactions, which are considered derivatives transactions under the Rule 18f-4. See “Derivative Instruments” below.
U.S. Government Securities. A Fund may purchase obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and Fannie Mae are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances but are not backed by the full faith and credit of the U.S. government.
Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a Fund does not apply to the market value of such security or to shares of the Fund itself. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to U.S. government sponsored agencies or instrumentalities, such as Fannie Mae or Freddie Mac, since it is not obligated to do so by law. In addition, U.S. government securities are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government securities, declines when market interest rates increase and rises when market interest rates decrease.
From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. GSE is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.
Variable or Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark or reference rate (such as the Secured Overnight Financing Rate or another reference rate) or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.
Floating Rate Loans. Floating rate loans are debt instruments issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other instruments of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income a Fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, a Fund might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.
The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that a Fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.
Although the market for the types of floating rate loans in which a Fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values when ECM or a Sub-Adviser considers such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede a Fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.
Variable Amount Master Demand Notes. A variable amount master demand note is an unsecured instrument that permits the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.
Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid investments.
To avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Zero Coupon Treasury Securities. Zero coupon treasury securities are U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under Internal Revenue Code of 1986, as amended (the “Code”). Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.
Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.
Equity Securities
Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt.
Equity securities generally have greater price volatility than fixed income securities. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Common Stock. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower quality securities.
Contingent convertible securities (“COCOs”) are a complex subset of convertible securities that are designed so that the issuer of the security can absorb losses if the issuer’s capital falls below a predetermined trigger level. If triggered, COCOs absorb losses for the issuer by either (1) converting from a fixed income security to common stock of the issuer or (2) writing down the value of the security. If the COCO is converted to a common stock of the issuer, the common stock may not pay a dividend, which could result in a reduced income rate for a Fund. Additionally, if the COCO is converted to a common stock of the issuer and the issuer declares bankruptcy, a Fund would be less likely to recover its claim in bankruptcy because owners of common stock are generally last in line for payment priority. If the COCO undergoes a mandatory write-down, a Fund may lose some or all of its investment in the COCO.
Initial Public Offerings. Initial public offerings (“IPOs”) are new issues of equity securities. IPOs do not have trading history, and information about the company may be available only for recent periods. A Fund’s purchase of shares issued in IPOs exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of newly priced companies have fluctuated in significant amounts over short periods of time. IPOs may generate substantial gains for a Fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of a Fund’s future performance, because there is no guarantee that a Fund will have access to profitable IPOs in the future. As with newly issued secondary offerings, a Fund may be limited in the quantity of IPO shares that it may buy at the offering price, or a Fund may not be able to buy any shares of an IPO at the offering price. As the size of a Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of a Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.
Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership in accordance with the terms established in the partnership agreement.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company; however, preferred stockholders typically do not have voting rights with respect to the issuing company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.
The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Real Estate Investment Trusts. Real Estate Investment Trusts (“REITs”) are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (1) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (2) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (3) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. Similar to regulated investment companies, REITs are not subject to federal income tax on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. These risks include limited financial resources, infrequent or limited trading, and more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index.
Special Purpose Acquisition Companies. A special purpose acquisition company (“SPAC”) is typically a publicly traded company that raises funds through an initial public offering for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s initial public offering. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of a SPAC’s shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the initial public offering or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.
Foreign Securities
Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the U.S., such as foreign corporations and governments. Securities issued by certain companies organized outside the U.S. may not be deemed to be foreign securities if the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A Fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.
Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.
A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. dollars.
Foreign securities and cash may be held with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Depositary Receipts. Depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
Depositary receipts are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to the risks associated with investing directly in foreign securities which include currency and foreign exchange risks as well as the political and economic risks of the underlying issuer’s country. Additionally, issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance.
Emerging Markets Issuers. Emerging markets include (1) countries that have an emerging stock market as defined by MSCI, Inc.; (2) countries with low- to middle-income economies as classified by the World Bank; or (3) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (a) organized under the laws of, (b) whose securities have their primary trading market in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in, a country with an emerging market.
Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries.
In addition, emerging market countries may experience high levels of inflation and may have fewer liquid securities markets and less efficient trading and settlement systems. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.
Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. The U.S., other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies’ securities, delay a Fund’s ability to exercise certain rights as security holder, and/or impair a Fund’s ability to meet its investment objectives. A Fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the Fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.
A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.
Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the U.S., primarily in Europe. Yankee dollar instruments are U.S. dollar-denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee certificates of deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S.
There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements. Eurodollar (and, to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Foreign Government Securities. Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
Issuers of foreign government securities may be unable or unwilling to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in foreign government securities that is in default as to payments of principal or interest. In the event that a Fund holds nonperforming foreign government securities, the Fund may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder. Holders of foreign government securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
Foreign Investment Companies. Some foreign countries may not permit, or may place economic restrictions on, direct investment by investors from outside of such countries. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.
Derivative Instruments
Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If a Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument. Examples of common derivative instruments include forward contracts, futures, options and swap agreements. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than “traditional” securities would. Whether or not a Fund may use some or all of these derivatives varies by Fund. In addition, a Fund may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by a Fund will succeed.
A Fund may use derivative instruments for a variety of reasons, including: (1) to employ leverage to enhance returns; (2) to increase or decrease exposure to particular securities or markets; (3) to protect against possible unfavorable changes in the market value of securities held in, or to be purchased for, its portfolio (i.e., to hedge); (4) to protect its unrealized gains reflected in the value of its portfolio; (5) to facilitate the sale of portfolio securities for investment purposes; (6) to reduce transaction costs; (7) to manage the effective maturity or duration of its portfolio; and/or (8) to maintain cash reserves while remaining fully invested.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, ECM or a Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a Fund’s limit on illiquid investments.
Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.
Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If ECM or a Sub-Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a Fund also is subject to ECM’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a Fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position. It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance. Derivatives involve greater risks than if a Fund had invested in the reference obligation directly.
An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A Fund could experience losses if its derivatives were poorly correlated with underlying instruments or the Fund’s other investments or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate, and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.
Rule 18f-4 provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board, and to comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, and are not subject to the full requirements of Rule 18f-4, but are required to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds are subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the 1940 Act.

Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
The Funds that invest in derivatives and that are not limited derivatives users have established a DRMP and appointed a derivatives risk manager to administer the DRMP, consistent with Rule 18f-4. The requirements of Rule 18f-4 may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments or the performance of the Fund. Rule 18f-4 also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Forward Contracts. A forward contract is an OTC derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, a Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to a Fund, exceeding the amount of the margin paid. Forward contracts can increase a Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Forward Foreign Currency Transactions. Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date. Any Fund which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its principal investment strategies.
When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.
A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.
A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on a portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. For example, if a currency’s value rose at a time when the portfolio manager had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If a portfolio manager hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if a portfolio manager increases a Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Fund or that the portfolio manager will hedge at an appropriate time.
Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are OTC derivative instruments that are subject to the credit risk of the counterparty.
Futures Contracts. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Fund may invest include, for example, interest rate futures, index futures, securities futures and currency futures.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.
The use of futures contracts may expose a Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those futures contracts. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience potentially dramatic price changes and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of a Fund. An abrupt change in the price of an underlying security could render the underlying derivative instrument worthless. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
A Fund may buy and sell futures contracts on U.S. and foreign exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a Fund is excluded from the definition of a “commodity pool operator.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Funds. The Funds intend to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Funds were no longer able to claim the exclusion, ECM would be required to register as a “commodity pool operator” and the Funds and ECM would be subject to regulation under the CEA.
A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
Foreign Currency Futures. A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. Foreign currency futures contracts are regulated by the CFTC.
At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as an FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.
Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.
Interest Rate Futures. Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in a Fund’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of a Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and a Fund’s cash reserves could then be used to buy long-term bonds on the cash market.
Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases protective puts on securities.
As with options on securities, the holder of an option may terminate a position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.
Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts. In addition, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities.
Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.
Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.
The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero.
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “note issuer”) with respect to which the reference instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “reference credit”). The purchaser of the CLN (the “note purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the reference credit. Upon maturity of the CLN, the note purchaser will receive a payment equal to: (1) the original par amount paid to the note issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “credit event”) with respect to the issuer of the reference credit; or (2) the market value of the reference credit, if a credit event has occurred. Depending upon the terms of the CLN, it is also possible that the note purchaser may be required to take physical delivery of the reference credit in the event of a credit event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the reference credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the reference credit.
Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and a Fund could experience difficulty in selling such security at a price a portfolio manager believes is fair.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.
Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.
Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.
Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.
Options on Swaps. An option on a swap (“swaption”) gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund that writes a swaption receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a Fund’s use of options on swaps will be successful in furthering its investment objective will depend on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in “Swaps.”
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Swaps. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.
A Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of a Fund’s obligations will be accrued on a daily basis.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.
In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
A Fund’s use of swaps is subject to the risks associated with derivative instruments generally. Many swaps may be considered to be illiquid and involve the risk that a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Additionally, certain swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.
As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps, but it does not eliminate those risks completely and may involve additional costs and risk not involved with uncleared swaps. A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Credit Default Swaps. Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation or must make a cash settlement payment. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, a Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, a Fund, as the seller, must pay the buyer the full notional value of the reference obligation. A Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, a Fund may be required to make a cash settlement payment, where the reference obligation is received by the Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value a Fund pays to the buyer, resulting in a loss of value to the Fund as seller. A Fund may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of credit default swap agreements.
The Dodd-Frank Act and related regulatory developments requires the clearing and exchange trading of certain interest rate swaps and credit default swaps. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from a Fund with respect to such derivatives.
Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the reference obligation (as opposed to a credit downgrade or other indication of financial difficulty). A Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. When a Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Additionally, credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.
Currency Swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency. As a result, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Inflation Swaps. An inflation swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation swap has payment obligations netted and exchanged upon maturity. The value of an inflation swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Interest Rate Swaps, Caps and Floors. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a Fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Fund’s holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Fund’s assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a Fund’s holdings, or to facilitate the sale of such securities.
Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
The successful utilization of interest rate transactions depends on a portfolio manager’s ability to predict correctly the direction and degree of movements in interest rates. If a portfolio manager’s judgment about the direction or extent of movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into such transactions. For example, if a Fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the staff of the SEC to be illiquid investments and, therefore, a Fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms a portfolio manager believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument - which may be a single asset, a pool of assets or an index of assets - during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).
Volatility Swaps. A volatility swap is an agreement between two parties to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Specifically, one party will be required to make a payment to the other party if the volatility of an underlying reference instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risk if the counterparty fails to meet its obligations, and the risk that a portfolio manager may be incorrect in forecasts of volatility of the underlying reference instrument.
Other Permitted Investment Activities and Risks
Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.
Under the 1940 Act, the Funds may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Brexit Risk. The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020 under the terms of a negotiated departure deal. A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK trade agreement which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Significant economic and regulatory uncertainty caused by the UK’s exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit will also be shaped by new trade deals that the UK is negotiating with more than 60 other countries, including the U.S. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a Fund’s investments.
Cybersecurity Risk. Like other funds and business enterprises, the use of the internet and other electronic media and technology exposes the Funds, the Funds’ shareholders, and the Funds’ service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “cyber events”). Cyber events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), “ransomware” attacks, infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Like other funds and business enterprises, a Fund, or its adviser, Sub-Adviser, custodians, transfer agent and other third-party service providers have experienced, and will continue to experience, cyber events consistently. Cyber events have not had a material adverse effect on the Funds’ business operations or performance. In addition to intentional cyber events, unintentional cyber events can occur, such as, for example, the inadvertent release of confidential information. Any cyber event could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber event may cause a Fund, or its adviser, Sub-Adviser, custodians, transfer agent and other third-party service providers to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s net asset value, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber events affecting issuers in which a Fund invests could cause the Fund’s investments to lose value. ECM has established risk management systems reasonably designed to seek to reduce the risks associated with cyber events, however, there is no guarantee that the efforts of ECM or its affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber attacks is becoming increasingly sophisticated and ECM and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
Environmental, Social, and Governance Considerations. The environmental, social, and governance (“ESG”) considerations assessed as part of the investment process to implement a Fund’s investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. A Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors may affect a Fund’s exposure to certain issuers or industries and may not work as intended. A Fund may perform differently than other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used by a Fund to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance.
Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are a type of investment company the shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the performance of a particular market index. These indexes may be broad-based, sector or international. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index. Some ETFs are actively managed and instead of replicating a particular index they seek to outperform it or outperform a basket of securities or price of a commodity or currency. A Fund may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments.
The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their market prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Fund investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of a Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.
A Fund will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are purchased and sold once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.
An ETF may purchase, retain and sell securities at times when an actively managed open-end mutual fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
Greater China Risk. The Greater China region encompasses China, Hong Kong and Taiwan. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan.
Hong Kong is closely tied to China, economically and politically, following the United Kingdom’s 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.
Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.
Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance.
On December 2, 2020, the U.S. Congress also passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including Chinese issuers) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of Chinese companies listed in the U.S., delisting could decrease the Fund’s ability to transact in such securities and could significantly impact its liquidity and market price. In addition, a Fund would have to seek other markets in which to transact in such securities which would also increase its costs. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed, or other escalating actions may be taken in the future.
Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests.
Certain Funds may invest in eligible renminbi-denominated shares of China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (referred to as “A-shares”) through the Shanghai and Shenzhen–Hong Kong Stock Connect programs (“Stock Connect”). The Stock Connect program is a mutual market access program designed to, among other things, enable foreign investment in China via brokers in Hong Kong. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a Fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.
Additionally, Stock Connect is subject to daily quota limitations on purchases into China. Foreign investors, in the aggregate, are subject to ownership limitations for Shanghai or Shenzhen listed companies, including those purchased through Stock Connect. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. Only certain A-shares are eligible to be accessed through Stock Connect and such securities could lose their eligibility at any time. In addition, a Fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit the ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.
In China, ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to facilitate investment in these companies by foreign individuals, many Chinese companies have created variable interest entities (“VIEs”) that provide exposure to the Chinese company through contractual arrangements instead of equity ownership. VIE structures are subject to risks associated with breach of the contractual arrangements, including difficulty in enforcing any judgments outside of the U.S., and do not offer the same level of investor protection as direct ownership. Additionally, while VIEs are a longstanding industry practice, they have not been approved by Chinese regulators. Chinese regulators could prohibit Chinese companies from accessing foreign investment through VIEs or sever their ability to transmit economic and governance rights to foreign individuals and entities. Such actions would significantly reduce, and possibly permanently eliminate, the market value of VIEs held by a Fund.
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund.
Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund’s securities to decline in value, the Fund may buy or sell a derivatives contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.
Illiquid Investments. The term “illiquid investment” generally means a security that a Fund (other than the Empower Government Money Market Fund) reasonably expects cannot be sold or disposed of in-then current market conditions within seven days or less without the sale or disposition significantly changing the value of the investment used in determining a Fund’s net asset value. With respect to the Empower Government Money Market Fund, illiquid investment means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Certain types of investments may be considered generally to be illiquid. Included among these are “restricted securities” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines adopted by the Board. See “Restricted Securities and Rule 144A Securities” below.
A Fund may acquire illiquid investments so long as immediately after the acquisition the Fund would not have invested more than 15% of its net assets in illiquid investments (5% of “total assets”, as that term is defined in Rule 2a-7 under the 1940 Act, for the Empower Government Money Market Fund). A Fund will take measures to reduce its holdings of illiquid investments if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.
Rule 22e-4 under the 1940 Act requires, among other things, that the Funds (other than the Empower Government Money Market Fund) establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board has approved the designation of ECM as the Funds’ LRMP administrator, and will review no less frequently than annually a written report prepared by ECM that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. The liquidity classification of each investment will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of each Fund’s investments in accordance with the LRMP. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to meet its investment objective.
A Fund may be unable to sell illiquid investments when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the investments were more liquid. In addition, sales of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than do sales of investments that are not illiquid. Illiquid investments may also be more difficult to value due to the unavailability of reliable market quotations for such investments.
Inflation Risk. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors. Inflation, and investors’ expectation of future inflation, can impact the current value of a Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

Investment Companies. Each Fund may invest in shares of other investment companies within the limitations of the 1940 Act and any orders issued by the SEC. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and ETFs. Section 12(d)(1) of the 1940 Act generally precludes a Fund from acquiring: (1) more than 3% of the outstanding voting stock of another investment company; (2) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.
However, a Fund may invest in securities issued by other registered investment companies beyond the above percentage maximums pursuant to rules promulgated by the SEC, including Rule 12d1-4 under the 1940 Act. The Lifetime Funds and the SecureFoundation Balanced Fund may rely on Rule 12d1-4 in purchasing shares of Underlying Funds that are not affiliated with Empower Funds. Rule 12d1-4 allows a Fund to acquire shares of another investment company in excess of the limitations currently imposed by the 1940 Act. A Fund relying on Rule 12d1-4 is subject to several conditions, certain of which are specific to the Fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (1) control and voting that prohibit a Fund, ECM or a Sub-Adviser and their respective affiliates from controlling or voting more than 25% of the voting securities of an open-end unaffiliated acquired fund; (2) certain required findings by ECM relating to complexity, fees and undue influence (among other things); (3) entry into a fund of funds investment agreement for unaffiliated fund investments; and (4) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets. These restrictions may limit a Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit a Fund’s flexibility with respect to making investments in those unaffiliated investment companies. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.
Lending of Fund Securities. Subject to applicable investment limitations, each Fund from time-to-time may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Fund’s total assets (including the value of collateral received). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.
ECM understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive collateral that is at least 102% of the market value of domestic securities and 105% of the market value of foreign securities, in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, by terminating the loan. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of the loaned securities and the risk of loss of rights in the collateral.
Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market forces (i.e., capital appreciation or depreciation).
London Interbank Offered Rate Transition. The elimination of the London Interbank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.
In July, 2017, the UK Financial Conduct Authority announced that it intended to stop compelling or inducing banks to submit LIBOR rates after 2021. In March 2021, the UK Financial Conduct Authority announced that (1) all non-USD LIBOR tenors and the USD 1-week and 2-month LIBOR tenors would either cease or no longer be representative immediately after December 31, 2021, and (2) the USD overnight, 1-month, 3-month, 6-month and 12-month LIBOR tenors will either cease or no longer be representative immediately after June 30, 2023. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds.
The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, in the case of certain USD LIBOR tenors that have been extended beyond 2021, these effects could occur prior to June 30, 2023. All of the aforementioned risks may adversely affect a Fund’s performance or net asset value.
Market Events Risk. Economies and financial markets through the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, geopolitical conflicts and other circumstances in one country or region could have profound impacts on global economies or markets.
Unpredictable events such as environmental or natural disasters, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the global economy, the economy in certain geographic regions or countries, or the markets and issuers in which a Fund invests. Certain events may exacerbate pre-existing political, social, and economic risks. These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. In addition, the operations of the Funds, ECM, the Funds’ Sub-Advisers and the Funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.
Recent events are impacting the securities markets. Russia’s invasion of Ukraine in 2022 has resulted in sanctions being levied by the U.S., EU, and other countries against Russia and Belarus. Russia’s military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions could be substantial.
Other market events include the pandemic spread of the novel coronavirus known as COVID-19, which at times caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. A Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatic changes to interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak and inflationary pressures. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
Operational Risk. The Funds are exposed to operational risks arising from a number of factors, including, but not limited to, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. Therefore, each Fund and its shareholders could be negatively impacted as a result.

Other Investment Limitations. Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including amounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, ECM or a Sub-Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. ECM has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, ECM and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. The internal policies and procedures of ECM and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities.
Pooled Investment Vehicles. A Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, a Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933 (the “Securities Act”). These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and other expenses that the Fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Code, may limit the extent to which a Fund may invest in certain pooled vehicles. In addition, a Fund’s investment in pooled investment vehicles may be considered illiquid and subject to the Fund’s restrictions on illiquid investments.
Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and date (generally less than seven days). Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and ECM or the Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by ECM or the Sub-Adviser, as applicable.
Restricted Securities and Rule 144A Securities. A Fund may invest in restricted securities that are not registered under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid in accordance with the Funds’ LRMP are deemed to be liquid investments for purposes of a Fund’s investment strategy. Subject to liquidity limitations, the Funds may invest in certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid investments for such applicable Fund. Due to changing market or other factors, Rule 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund’s purchase of a Rule 144A security may increase the level of the security’s illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Fund has purchased them.
ECM, in accordance with the Funds’ LRMP, will determine whether securities purchased under Rule 144A are illiquid. ECM will also monitor the liquidity of restricted and Rule 144A securities and, if as a result of changes in market, trading, and investment-specific considerations, ECM determines that such securities are no longer liquid, ECM will review a Fund’s holdings of illiquid investments to determine what, if any, action is required to assure that such Fund complies with its restriction on illiquid investments.
Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.
Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Such transactions may increase fluctuations in a Fund’s net asset value and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, a Fund may be delayed or prevented from recovering the security that it sold. A Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect a Fund’s strategy and result in lower Fund returns. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. To minimize such risks, a Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by ECM or a Sub-Adviser.
Reverse repurchase agreements have characteristics similar to borrowings. A Fund may enter into reverse repurchase agreements, notwithstanding the requirements of Sections 18(c) and 18(f)(1) of the 1940 Act, if the Fund, (1) treats such transactions as borrowings and complies with the asset coverage requirements of Section 18, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (2) treats all reverse repurchase agreements as “derivatives transactions” as defined in Rule 18f-4 and complies with all requirements of Rule 18f-4. See “Derivative Instruments” above.
Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale “against the box”, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales “against the box.”
A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Fund may enter into short sales “against the box.” A Fund must comply with Rule 18f-4 with respect to short sales, which are considered derivatives transactions under Rule 18f-4. See “Derivatives Instruments” above.
When-Issued and Delayed Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. Delayed delivery refers to securities transactions on the secondary market where settlement occurs in the future. In both transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. While a Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the portfolio manager deems it advisable.
A Fund may use when-issued and delayed delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Rule 18f-4 permits a Fund to enter into when-issued or delayed delivery securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 with respect to its when-issued or delayed delivery transactions, which are considered derivatives transactions under Rule 18f-4. See “Derivative Instruments” above.
Fund Policies
Fundamental Policies
Empower Funds has adopted limitations on the investment activity of the Funds which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Fund. These limitations apply to each of the Funds. If changes to the fundamental policies of only one Fund are being sought, only shares of that Fund are entitled to vote. “Majority” for this purpose and under the 1940 Act, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.
1. BORROWING. No Fund will borrow money except that a Fund may (1) borrow for non-leveraging, temporary, or emergency purposes; and (2) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with such Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, the fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
2. COMMODITIES, FUTURES, AND OPTIONS THEREON. No Fund will purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). Empower Funds does not consider currency contracts or hybrid investments to be commodities.
3. INDUSTRY CONCENTRATION. No Fund will purchase the securities of any issuer if, as a result, more than 25% of the value of such Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the Empower International Index, Empower Real Estate Index, Empower S&P 500 Index, Empower S&P Mid Cap 400 Index, and Empower S&P Small Cap 600 Index Funds (the “Equity Index Fund(s)” or each an “Equity Index Fund”) and Empower Bond Index Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described within the current prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Fund or the Empower Bond Index Fund is concentrated in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4. LOANS. No Fund will make loans, although a Fund may (1) lend portfolio securities; (2) enter into repurchase agreements; (3) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (4) purchase debt.
5. DIVERSIFICATION. No Fund will, with respect to 75% of the value of the Fund’s total assets, purchase a security if, as a result (1) more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (2) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Empower Global Bond Fund, Empower Real Estate Index Fund, the Profile Funds, the Lifetime Funds or the SecureFoundation Balanced Fund as these funds are considered non-diversified for purposes of the 1940 Act.
6. REAL ESTATE. No Fund will purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
7. SENIOR SECURITIES. No Fund will issue senior securities except in compliance with the 1940 Act.
8. UNDERWRITING. No Fund will underwrite securities issued by other persons, except to the extent such Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.
All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 2 above.
The 1940 Act prohibits a fund from issuing any senior securities, except for certain borrowings. Rule 18f-4 under the 1940 Act provides an exemption from certain limitations on the issuance of senior securities for transactions in derivatives instruments where a Fund complies with the requirements of the rule.
Non-Fundamental Policies
In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Funds to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Fund’s name. If the Board determines to change the 80% non-fundamental policy for any of these Funds, that Fund will provide no less than 60 days prior written notice of such change to the shareholders before implementing the change of investment policy. More information regarding how each Fund meets this 80% policy is included in its prospectus.
Empower Ariel Mid Cap Value Fund	Empower Multi-Sector Bond Fund
Empower Bond Index Fund	Empower Real Estate Index Fund
Empower Core Bond Fund	Empower S&P 500 Index Fund
Empower Emerging Markets Equity Fund	Empower S&P Mid Cap 400 Index Fund
Empower Global Bond Fund	Empower S&P Small Cap 600 Index Fund
Empower Government Money Market Fund	Empower Short Duration Bond Fund
Empower High Yield Bond Fund	Empower Small Cap Growth Fund
Empower Inflation-Protected Securities Fund	Empower Small Cap Value Fund
Empower Large Cap Growth Fund	Empower T. Rowe Price Mid Cap Growth Fund
Empower Large Cap Value Fund	Empower U.S. Government Securities Fund
Empower Mid Cap Value Fund
The Empower Government Money Market Fund is a government money market fund that operates in compliance with Rule 2a-7 and other rules governing money market funds under the 1940 Act. Accordingly, in addition to the 80% policy described above, it is a non-fundamental investment policy of the Empower Government Money Market Fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities.

Operating Policies
Empower Funds has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board without shareholder approval.
Under these policies, the Funds will not:
1. Enter into commodity futures or commodity options contracts, or swaps, if, with respect to positions in commodity futures or commodity options contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of a Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;
2. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, the rules thereunder and any orders issued by the SEC;
3. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may purchase securities of issuers which invest or deal in the above.
Temporary Defensive Position
Although the Empower Government Money Market Fund invests primarily in money market instruments, each of the other Funds (except the passively-managed Funds that are designed to track the returns of a benchmark index) may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”) as deemed appropriate by ECM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by ECM or the applicable Sub-Adviser for temporary defensive purposes.
The types of money market instruments in which the Funds, excluding the Empower Government Money Market Fund, may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Strategies and Risks section above).
Portfolio Turnover
The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.
There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in ECM’s or a Sub-Adviser’s judgment.
With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. There was no significant variation in the Funds’ portfolio turnover rates during the two most recently completed fiscal years ended December 31.
Portfolio Holdings Disclosure
Empower Funds has adopted policies and procedures governing the disclosure of information regarding each Fund’s portfolio holdings. As a general matter, it is Empower Funds’ policy that the public disclosure of information concerning a Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (1) information about a Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC, mailed out to shareholders, or otherwise made available on the Empower Funds’ website (www.greatwestinvestments.com), which filing, mailing, or posting will not be made sooner than 15 days after the quarter's end, (2) Fund holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless expressly authorized by Empower Funds’ President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, one day after EDGAR filing, or one day after posting on the Empower Funds’

website, (3) Fund holdings may be regularly provided to Empower Funds’ affiliated and unaffiliated service providers, including service providers of ECM or Sub-Advisers, in connection with the provision of services to or on behalf of Empower Funds, and (4) Fund holdings information that is more current than that in reports or other filings filed electronically with the SEC or as posted on the Empower Funds’ website may be disclosed not sooner than 15 days after the relevant reporting period.
Public Disclosures
Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC or as posted on the Empower Funds’ website. Such reports shall be released not sooner than 15 days after the end of the relevant reporting period or after such period required under applicable law.
Empower Funds and Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (“EFSI” or the “Distributor”), may disclose a Fund’s ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.
A Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes and is not deemed disclosure of portfolio holdings otherwise generally made available to the public. Under such agreements these mutual fund databases and rating services agree not to use information provided by a Fund regarding the Fund’s portfolio holdings for trading purposes.
Other Disclosures
Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system or posted on the Empower Funds’ website may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by Empower Funds’ President or CCO. Empower Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.
Empower Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by Empower Funds. Furthermore, as authorized by the President or CCO of Empower Funds in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holdings information. These agreements state that the recipients may not use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.
Any exceptions authorized by the President or CCO are reported to the Board. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of Empower Funds and its shareholders.
As authorized by the Board, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board periodically. Any modifications to the guidelines require prior Board approval.
At this time, Empower Funds has not entered into any ongoing arrangements to make available public and/or non-public information about Empower Funds’ portfolio holdings. If, in the future, Empower Funds desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the SAI. Empower Funds’ portfolio holdings information may not be disseminated for compensation. There is no assurance that Empower Funds’ policies on holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.
MANAGEMENT OF EMPOWER FUNDS
Management Information
Empower Funds is organized under Maryland law, and is governed by the Board. The Board, which is responsible for overall management of Empower Funds’ business affairs, meets at least four times during the year to, among other things, review a wide variety of matters affecting Empower Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Information pertaining to the directors and officers of the Funds are set forth in the table below.
Directors and Officers
Independent Directors*
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc.; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	Director, Gold, Inc.
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Former Director, Colorado State Housing Board, Grand Junction Housing Authority and Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A

Interested Director*****
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 40	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Great-West Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A

Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 40	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Great-West Funds Investment Products and EAG	45	N/A

Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)
Deputy General Counsel & Corporate
Secretary, Empower; Vice President &
Counsel, ECM; Secretary, Empower of
America; Corporate Secretary,
Empower of NY; Deputy General
Counsel & Corporate Secretary, EFSI;
formerly, Vice President & Counsel,
Empower Funds; Vice President,
Counsel & Secretary, EAG & EFSI
				N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Financial Officer & Treasurer	Since 2021
Vice President, Fund Administration,
Empower; Chief Financial Officer &
Treasurer, ECM; Vice President &
Treasurer, Empower Trust Company,
LLC (“ETC”); formerly, Assistant
Treasurer Empower Funds & ETC
				N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President & Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A director who is not an “interested person” of Empower Funds (as defined in the 1940 Act) is referred to as an “Independent Director.”
** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Inflation-Protected Securities Fund, Empower Mid Cap Value Fund and other series of Empower Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower International Growth Fund, Empower Large Cap Growth Fund and other series of Empower Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower International Growth Fund, Empower Large Cap Growth Fund and other series of Empower Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund, (2) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, and (3) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****  An “Interested Director” refers to a director who is an “interested person” of Empower Funds (as defined in the 1940 Act) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any director or officer and any other person(s) pursuant to which s/he was elected as director or officer.
Board of Directors Leadership Structure
The Board is responsible for overseeing the management of the business and affairs of Empower Funds and each Fund. The Board currently consists of five Independent Directors and one Interested Director. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in an executive session without the Interested Director and management.
The chair of the Board is Gail Klapper, an Independent Director. The chair presides at all meetings of the Board at which the chair is present. The chair exercises such powers as are assigned to her by the Board, which may include acting as a liaison with service providers, Empower Funds officers, attorneys and other directors between meetings. Except for any duties specified herein or pursuant to Empower Funds’ charter document, the designation of chair does not impose on such director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
Empower Funds has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of Empower Funds including, without limitation, the number of Funds that comprise Empower Funds, the net assets of Empower Funds and Empower Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Empower Funds.
Qualifications and Experience of the Board of Directors
The Board formally evaluates itself and its committees at least annually. This evaluation involves, among other things, review of such matters as each director’s specific experience, qualifications, attributes, skills, or areas of expertise in light of Empower Funds’ business and structure and the Board’s overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each director should serve as a director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the directors considered various facts and circumstances and did not identify any factor as controlling, and individual directors may have considered additional factors or weighed the same factors differently.
Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also the managing director of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado; a director of Gold, Inc., a distributor of children’s clothing, and health and safety products; a member of the Colorado State Fair Board Authority; and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper was the chair of the authority board that obtained financing, built, owns and operates the Convention Center Hotel in Denver, CO. She has served as chair of the board of the Denver Metro Chamber and the Downtown Denver Partnership. She previously served on the board of directors of ETC, Guaranty Bancorp, Houghton Mifflin, a Boston-based publishing company, the Denver Museum of Nature and Science, the Colorado Conservation Trust, and the board of Wellesley College, including seven years as chair of the board. Ms. Klapper received a bachelor’s degree in political science from Wellesley College and a juris doctor law degree at the University of Colorado Law School. Ms. Klapper is the chair of the Board, a member of the Audit and Independent Directors Committees of the Board, and has been designated as the chair of the Independent Directors Committee. Ms. Klapper has served as a director since 2007 and chair of the Board since 2016.
The Board considered Ms. Klapper’s legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as director of Empower Funds since 2007.
James A. Hillary. Mr. Hillary is the principal and founding partner of Fios Capital, LLC a pool of private capital seeking investments in operating companies across a broad range of industries. Additionally, Mr. Hillary is a member of Fios Partners LLC and Fios Holdings LLC; and sole member of Fios Companies LLC. Mr. Hillary is also the founder and principal of Resolute Capital Asset Partners LLC (“Resolute”), a registered investment adviser. Resolute is the general partner for the Resolute Capital Asset Partners Fund I L.P., a long-short equity hedge fund which Mr. Hillary is the portfolio manager of. Prior to that, Mr. Hillary was the founder, Chairman and Chief Executive Officer of ICAP, a long-short equity fund that managed capital for pensions, endowments, hospitals, universities and high net-worth individuals. Prior to founding ICAP, Mr. Hillary served as an investment analyst and portfolio manager at Marsico Capital Management, LLC. Mr. Hillary has also worked at Pricewaterhouse Coopers in tax, auditing, and consulting as well as at W.H. Reaves & Co., an investment management firm based in Jersey City, New Jersey. Mr. Hillary received a bachelor’s degree in economics from Rutgers University, a juris doctor law degree from Fordham University School of Law in New York and is a certified public accountant. Mr. Hillary is active in the community, supporting the Colorado Ballet, The Mizel Institute, John Lynch Foundation, and Judi’s House. Mr. Hillary is a member of the Audit and Independent Directors Committees of the Board. Mr. Hillary has served as a director since 2017.
The Board considered Mr. Hillary’s portfolio management experience in the financial services industry, leadership and executive experience, and his academic experience.
R. Timothy Hudner. Mr. Hudner is a former board member for ALPS Fund Services, a provider of back-office administration and distribution services to the investment management industry, and for Prima Capital Holdings, a company providing research and technology solutions for the wealth management industry. Prior to his board service, Mr. Hudner was Senior Vice President for Operations & Technology and member of the executive committee at Janus Capital Group. During his tenure at Janus, Mr. Hudner held a number of positions including Chief Operations Officer, Chief Technology Officer, President of Janus Service Company as well as Chairman and Chief Executive Officer of Capital Group Partners, Inc. Prior to his time at Janus, Mr. Hudner was Vice President of Information Technology at T. Rowe Price Associates and Director of Information Technology for John Hancock Financial Services. He obtained his bachelor’s degree from Dartmouth and a master’s degree in business administration from Boston College. Mr. Hudner has served on the board of commissioners for the Grand Junction Housing Authority; the Colorado State Housing Board, on the board of directors for the Mental Health Center of Denver; and was part of the Regional Center Task Force and Colorado Developmental Disabilities Council. Mr. Hudner is a member of the Audit and Independent Directors Committees of the Board. Mr. Hudner has served as a director since 2017.
The Board considered Mr. Hudner’s financial experience, leadership and executive experience, his board experience on other financial companies, and his academic experience.
Steven A. Lake. Mr. Lake is a managing member of Lake Advisors, LLC, a firm focused on hospitality and consumer products industries, and high net worth families. In addition to his role at Lake Advisors, LLC, Mr. Lake is a member of Gart Capital Partners, LLC and executive member of Sage Investments Holdings, LLC. Prior to positions with his current firms, Mr. Lake was Senior Managing Director at CBIZ MHM, LLC, a national publicly traded professional service firm in the Rocky Mountain region. Prior to that, he founded and was Managing Partner of Lake & Associates, LLC. Prior to founding his firm, he was a tax manager at Fox & Company and a tax senior at Becker, Weinstein & Kaufman in Washington D.C. Mr. Lake received a bachelor’s degree in accounting from the University of Maryland and a master’s degree in taxation from the University of Denver. He is a certified public accountant and has earned the accredited Financial Planning Specialist designation. He is a member of the American Institute of Certified Public Accountants, Financial Planning Specialists, and Colorado Society of Certified Public Accountants. He has served as an instructor at the University of Denver graduate tax program, and authored publications on partnership tax planning, consolidated entities tax planning, individual tax planning, and corporate tax planning. He is involved in the community through Colorado Succeeds, Concert for Kids, Dress for Success, and the Rose Foundation. Mr. Lake is a member of the Audit and Independent Directors Committees of the Board and is the Audit Committee financial expert. Mr. Lake has served as a director since 2017.
The Board considered Mr. Lake’s financial experience, leadership and executive experience, and his academic experience.
Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for Corporate and International Development at Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the regional firm advisory committee of the New York Stock Exchange. Upon graduation from Harvard Business School, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s special assistant for intergovernmental affairs. He has served on the boards of the Downtown Denver Partnership, Guaranty Bancorp and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of The IMA Financial Group, Inc. He is also a member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, and a partner of Iron Gate Capital, LLC, a private equity and debt financing firm. Mr. McConahey received a bachelor’s degree in political science from the University of Wisconsin and master’s degree in business administration from Harvard Business School. Mr. McConahey is a member of the Audit and Independent Directors Committees of the Board, and has been designated as the chair of the Audit Committee. Mr. McConahey has served as a director since 2011.
The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as director of Empower Funds since 2011.
Jonathan D. Kreider. Mr. Kreider is Senior Vice President and Head of Empower Investments, Empower, and holds executive positions at various Empower affiliates, including as Chairman, President and Chief Executive Officer of ECM. Prior to his role at Empower Investments, Mr. Kreider worked as a consultant with JDL Consultants, LLC, a boutique management consulting firm specializing in strategic and analytical work for mutual fund boards. Before that, Mr. Kreider served as a senior research analyst at Lipper, Inc. Mr. Kreider holds a bachelor’s degree from the University of Colorado at Boulder and a master’s degree in business administration from the University of Colorado. He is a member of the CFA Society of Colorado and is a chartered financial analyst charterholder. Mr. Kreider has served as a director since 2020.
The Board considered Mr. Kreider’s various roles and executive experience with Empower and its affiliates, his role as Chairman, President and Chief Executive Officer of ECM, his leadership and business experience in the asset management industry, and his academic experience.
Risk Oversight
Consistent with its responsibility for oversight of Empower Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through its committees. Empower Funds, ECM, the Distributor, Sub-Advisers, and other Empower Funds service providers have implemented a variety of processes, procedures and controls to address these risks.
The Board’s administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.
The Board receives reports from senior officers of Empower Funds at regular and special meetings of the Board on a variety of matters, including those relating to risk management and valuation. The Board also receives reports on a periodic or regular basis from ECM and Empower Funds’ other primary service providers, and meets with Sub-Advisers on a rotating basis at regular quarterly meetings.
The Board meets with Empower Funds’ CCO at least quarterly to discuss compliance issues, and the Board receives a written report from the CCO at least annually that addresses the policies and procedures of Empower Funds, ECM, each Sub-Adviser, the Distributor, and SS&C Global Investor & Distribution Solutions, Inc., Empower Funds’ transfer agent. Additionally, the Independent Directors meet with the CCO at least annually in executive session.
The Board and the Audit Committee receive regular reports from Empower Funds’ Treasurer regarding internal controls and accounting and financial reporting policies, practices, and procedures. In addition, Empower Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters.

Standing Committees
The Board has two standing committees: an Audit Committee and an Independent Directors Committee.
As set out in the Empower Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Empower Funds’ financial accountability and financial reporting by providing a means for Empower Funds’ Independent Directors to be directly informed as to, and participate in the review of, Empower Funds’ audit functions. Another objective is to ensure the independence and accountability of Empower Funds’ outside auditors and provide an added level of independent evaluation of Empower Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit. Mr. McConahey is the chair of the Audit Committee, and Ms. Klapper, Mr. Lake, Mr. Hudner and Mr. Hillary are the other members of the Audit Committee. The Audit Committee held two meetings during the Funds’ most recently completed fiscal year.
As set forth in the Empower Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Empower Funds and its service providers, including the review of Empower Funds’ advisory and distribution arrangements in accordance with Section 15 of the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Empower Funds’ Independent Directors that are not specifically delegated to another Board committee. Ms. Klapper is the chair of the Committee, and Mr. McConahey, Mr. Lake, Mr. Hudner and Mr. Hillary are the other members of the Independent Directors Committee. The Independent Directors Committee held eight meetings during the Funds’ most recently completed fiscal year.
The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (the “1934 Act”). Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Empower Funds, for the attention of the chair of the Independent Directors Committee, at 8525 East Orchard Road, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Independent Directors Committee, include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines, and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a director. The Independent Directors Committee does not evaluate proposed nominees differently based upon who made the proposal.
Ownership
As of December 31, 2022, the members of the Board had beneficial ownership in the Empower Funds and/or any other investment companies overseen by the director as follows:
Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
James A. Hillary	$0	$0
R. Timothy Hudner	$0	$0
Gail H. Klapper	$0	$0
Steven A. Lake	$0	$50,001 - $100,000
Stephen G. McConahey	$0	$0
Interested Director
Jonathan D. Kreider	Empower Aggressive Profile Fund - Over $100,000 Empower Moderate Profile Fund - Over $100,000	Over $100,000

As of December 31, 2022, none of the Independent Directors had beneficial ownership in any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of the Empower Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of the Empower Funds. Since shares of the Funds may only be sold to Permitted Accounts, members of the Board are only able to invest in the Funds if they invest through a Permitted Account that makes one or more of the Funds available for investment.
Compensation
Empower Funds pays no salaries or compensation to any of its officers or directors affiliated with Empower Funds or ECM. The table below sets forth the annual compensation paid to the Independent Directors and certain other information.
Name of Independent Director	Aggregate Compensation from Empower Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Empower Funds Paid to Directors
Gail H. Klapper	$278,500	$0	$0	$278,500
James A. Hillary	$240,500	$0	$0	$240,500
R. Timothy Hudner	$240,500	$0	$0	$240,500
Steven A. Lake	$240,500	$0	$0	$240,500
Stephen G. McConahey	$258,500	$0	$0	$258,500
As of December 31, 2022, there were 45 funds for which the directors served as directors, all of which were Funds of Empower Funds. The total compensation paid is comprised of the amount paid during Empower Funds’ most recently completed fiscal year ended December 31, 2022 by Empower Funds.
Codes of Ethics
Empower Funds, ECM, EFSI, and the Sub-Advisers each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel to invest in securities, including securities that may be purchased or held by Empower Funds under certain circumstances and places appropriate restrictions on all such investments.
Proxy Voting Policies
Proxies will be voted in accordance with the proxy policies and procedures or summaries thereof that are attached hereto as Appendix B. Proxy voting information for Empower Funds will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how Empower Funds voted proxies relating to the Funds for the most recent twelve-month period ended June 30 is also available on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of April 1, 2023, the outstanding shares of Empower Funds were held of record by Empower of America, Empower of NY, and New England Life Insurance Company (collectively, the “Insurance Companies”), by certain retirement plans, by IRA custodians and trustees, and by Funds of Empower Funds organized as funds-of-funds. The Insurance Companies hold shares principally in their separate accounts: Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, COLI VUL-1 Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account, COLI VUL-7 Series Account, COLI VUL-10 Series Account, DB-1 Series Account, Variable Annuity-1 Series Account, Variable Annuity-2 Series Account, Variable Annuity-8 Series Account, Variable Annuity-9 Series Account, and Trillium Variable Annuity Series Account of Empower of America; TNE Series (k) Account of New England Life Insurance Company; and COLI VUL-1 Series Account, COLI VUL-2 Series Account, FutureFunds II Series Account, DB-1 Series Account, Variable Annuity-1 Series Account, Variable Annuity-2 Series Account, Variable Annuity-3 Series Account, Variable Annuity-8 Series Account and Variable Annuity-9 Series Account of Empower of NY. Investments by ECM consist of initial capitalization.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding voting securities of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.
To the best knowledge of Empower Funds, as of April 1, 2023, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund’s equity securities and the percentage of the outstanding voting shares held by such holders are set forth in Appendix C. Other than as indicated in the table, Empower Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding voting securities.
As a group, the directors and officers of Empower Funds owned less than 1% of the outstanding shares of each of the Funds.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). ECM serves as investment adviser to Empower Funds pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) dated May 1, 2017, as amended. ECM is a wholly-owned subsidiary of Empower of America, which is a wholly-owned subsidiary of Empower Holdings, Inc., a Delaware holding company. Empower Holdings, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the U.S. and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement, ECM acts as investment adviser and, subject to the supervision of the Board, directs the investments of each Fund in accordance with its investment objective, policies and limitations. ECM also assists in supervising Empower Funds’ operations and provides all necessary office facilities and personnel for servicing the Funds’ investments.
In addition, ECM, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of Empower Funds. These services include providing facilities for maintaining Empower Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Empower Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining Empower Funds’ records and the registration of Empower Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Empower Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the directors. With respect to Service Class shares of the Lifetime Funds and SecureFoundation Balanced Fund, and Class L shares of each Class L Fund, ECM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Service Class and Class L shares, all shareholder services fees pursuant to the Shareholder Services Agreement between Empower Funds and Empower (“Shareholder Services Fees”) with respect to Investor Class, Investor II Class, Service Class and Class L shares, and any extraordinary expenses, including litigation costs. Each class will pay all expenses incurred under any Rule 12b-1 plan pertaining to that class, any Shareholder Services Fees incurred by such class, and its allocable share of any extraordinary expenses.
Subject to the supervision of the Board, ECM may select and contract at its own expense with Sub-Advisers to invest and re-invest the securities and cash and other assets held by a Fund, which include making decisions to purchase, retain or dispose of the holdings of each Fund other than any Fund that is part of a master-feeder arrangement. ECM continues to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. For any Fund advised by one or more sub-advisers, ECM manages the Fund in a “manager-of-managers” style, which contemplates that ECM, among other things, is responsible for reviewing and recommending prospective sub-advisers for each Fund; monitoring and supervising each sub-adviser’s performance, including each sub-adviser’s practices in placing orders and selecting brokers and dealers to execute the Funds’ transactions and in negotiating commission rates; providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic, and written consultations with the sub-advisers; communicating performance expectations and evaluations to each sub-adviser; determining whether each sub-advisory agreement should be renewed, modified, or terminated; and providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.

The Investment Advisory Agreement became effective on May 1, 2017. The Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board including the vote of a majority of the Independent Directors or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board or by vote of a majority of the outstanding voting securities of such Fund or by ECM, each on 60 days’ notice to the other party.
Payment of Expenses
Under the Investment Advisory Agreement, each Fund, with the exception of the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund, pays all expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, pricing costs, interest, charges of the custodian and transfer agent, if any, cost of auditing and tax services, Independent Directors’ fees and expenses, fund and Independent Director legal expenses, industry association membership expenses, state franchise and other taxes, expenses of registering the shares under federal and state securities laws, SEC fees, insurance premiums, costs of maintenance of corporate existence, costs of printing and mailing regulatory documents to current shareholders, stock certificates, costs of corporate meetings, Shareholder Services Fees, distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, and any extraordinary expenses, including litigation costs.
ECM is responsible for all of its expenses incurred in performing the services set forth in Article I of the Investment Advisory Agreement. Such expenses include, but are not limited to, costs incurred in providing investment advisory services, fund operations, and accounting services; compensating and furnishing office space for officers and employees of ECM connected with investment and economic research, trading, and investment management of Empower Funds; and paying all fees of all directors of Empower Funds who are affiliated persons of ECM or any of its subsidiaries.
The Lifetime Funds, Profile Funds and SecureFoundation Balanced Fund do not pay their own operating expenses. For these Funds, ECM is responsible for all expenses incurred in performing the services set forth in Article I of the Investment Advisory Agreement, including investment advisory services, fund operations, accounting services, and all operating expenses of the Funds, except that the Funds pay for all Shareholder Services Fees, distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, and any extraordinary expenses, including litigation costs.
Management Fees
Each Fund pays a management fee to ECM for managing its investments and business affairs. ECM is paid monthly at an annual rate of each Fund’s average net assets as set forth below:
Fund	Management Fee
Empower Aggressive Profile Fund	0.10% of the average daily net assets
Empower Ariel Mid Cap Value Fund	0.67% of the average daily net assets
Empower Bond Index Fund	0.13% of the average daily net assets
Empower Conservative Profile Fund	0.10% of the average daily net assets
Empower Core Bond Fund	0.32% of the average daily net assets
Empower Emerging Markets Equity Fund	0.93% of the average daily net assets on assets up to $1 billion, 0.88% of the average daily net assets on assets over $1 billion, and 0.83% of the average daily net assets on assets over $2 billion
Empower Global Bond Fund	0.57% of the average daily net assets on assets up to $1 billion, 0.52% of the average daily net assets on assets over $1 billion, and 0.47% of the average daily net assets on assets over $2 billion
Empower Government Money Market Fund	0.10% of the average daily net assets
Empower High Yield Bond Fund	0.60% of the average daily net assets on assets up to $1 billion, 0.55% of the average daily net assets on assets over $1 billion, and 0.50% of the average daily net assets on assets over $2 billion

Fund	Management Fee
Empower Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion, 0.28% of the average daily net assets on assets over $1 billion, and 0.23% of the average daily net assets on assets over $2 billion
Empower International Growth Fund	0.82% of the average daily net assets on assets up to $1 billion, 0.77% of the average daily net assets on assets over $1 billion, and 0.72% of the average daily net assets on assets over $2 billion
Empower International Index Fund	0.25% of the average daily net assets on assets up to $1 billion, 0.20% of the average daily net assets on assets over $1 billion, and 0.15% of the average daily net assets on assets over $2 billion
Empower International Value Fund	0.67% of the average daily net assets
Empower Large Cap Growth Fund	0.62% of the average daily net assets on assets up to $1 billion, 0.57% of the average daily net assets on assets over $1 billion, and 0.52% of the average daily net assets on assets over $2 billion
Empower Large Cap Value Fund	0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion
Empower Lifetime 2015 Fund	0.12% of the average daily net assets
Empower Lifetime 2020 Fund	0.12% of the average daily net assets
Empower Lifetime 2025 Fund	0.12% of the average daily net assets
Empower Lifetime 2030 Fund	0.12% of the average daily net assets
Empower Lifetime 2035 Fund	0.12% of the average daily net assets
Empower Lifetime 2040 Fund	0.12% of the average daily net assets
Empower Lifetime 2045 Fund	0.12% of the average daily net assets
Empower Lifetime 2050 Fund	0.12% of the average daily net assets
Empower Lifetime 2055 Fund	0.12% of the average daily net assets
Empower Lifetime 2060 Fund	0.12% of the average daily net assets
Empower Mid Cap Value Fund	0.78% of the average daily net assets on assets up to $1 billion, 0.73% of the average daily net assets on assets over $1 billion, and 0.68% of the average daily net assets on assets over $2 billion
Empower Moderate Profile Fund	0.10% of the average daily net assets
Empower Moderately Aggressive Profile Fund	0.10% of the average daily net assets
Empower Moderately Conservative Profile Fund	0.10% of the average daily net assets
Empower Multi-Sector Bond Fund	0.52% of the average daily net assets on assets up to $1 billion, 0.47% of the average daily net assets on assets over $1 billion, and 0.42% of the average daily net assets on assets over $2 billion
Empower Real Estate Index Fund	0.29% of the average daily net assets on assets up to $1 billion, 0.24% of the average daily net assets on assets over $1 billion, and 0.19% of the average daily net assets on assets over $2 billion
Empower S&P 500 Index Fund
0.21% of the average daily net assets on assets up to
$1 billion, 0.16% of the average daily net assets on assets over
$1 billion, 0.11% of the average daily net assets on assets over
$2 billion, and 0.09% of the average daily net assets on assets over $3 billion

Empower S&P Mid Cap 400 Index Fund	0.18% of the average daily net assets on assets up to $1 billion, 0.13% of the average daily net assets on assets over $1 billion, and 0.08% of the average daily net assets on assets over $2 billion

Fund	Management Fee
Empower S&P Small Cap 600 Index Fund	0.19% of the average daily net assets on assets up to $1 billion, 0.14% of the average daily net assets on assets over $1 billion, and 0.09% of the average daily net assets on assets over $2 billion
Empower SecureFoundation Balanced Fund	0.10% of the average daily net assets
Empower Short Duration Bond Fund	0.23% of the average daily net assets
Empower Small Cap Growth Fund	0.83% of the average daily net assets on assets up to $1 billion, 0.78% of the average daily net assets on assets over $1 billion, and 0.73% of the average daily net assets on assets over $2 billion
Empower Small Cap Value Fund	0.71% of the average daily net assets
Empower T. Rowe Price Mid Cap Growth Fund	0.65% of the average daily net assets
Empower U.S. Government Securities Fund	0.23% of the average daily net assets
For the past three fiscal years ended December 31, 2020, 2021 and 2022, ECM was paid a fee for its services to the Funds as follows:
Fund	2022	2021	2020
Empower Aggressive Profile Fund	$606,531	$719,472	$609,022
Empower Ariel Mid Cap Value Fund	$967,243	$1,326,520	$1,275,349
Empower Bond Index Fund	$2,948,793	$2,207,528	$1,893,607
Empower Conservative Profile Fund	$953,597	$1,028,582	$873,051
Empower Core Bond Fund	$1,518,152	$1,771,505	$1,488,069
Empower Emerging Markets Equity Fund	$5,952,091	$4,875,764	$4,064,438
Empower Global Bond Fund	$2,711,662	$3,010,829	$2,603,619
Empower Government Money Market Fund	$666,084	$972,944	$1,885,366
Empower High Yield Bond Fund	$3,872,790	$2,627,269	$1,856,943
Empower Inflation-Protected Securities Fund	$1,399,116	$1,552,953	$1,318,222
Empower International Growth Fund	$3,609,807	$4,177,584	$3,665,930
Empower International Index Fund	$3,319,060	$2,683,177	$2,434,486
Empower International Value Fund	$8,217,732	$8,177,294	$6,855,002
Empower Large Cap Growth Fund	$4,892,663	$5,469,093	$4,675,354
Empower Large Cap Value Fund	$9,358,738	$8,974,531	$7,048,121
Empower Lifetime 2015 Fund	$751,330	$920,045	$891,034
Empower Lifetime 2020 Fund	$481,627	$479,449	$334,853
Empower Lifetime 2025 Fund	$1,668,283	$1,976,250	$1,818,729
Empower Lifetime 2030 Fund	$537,897	$510,496	$344,243
Empower Lifetime 2035 Fund	$1,651,523	$1,937,734	$1,699,387
Empower Lifetime 2040 Fund	$390,783	$368,716	$240,958
Empower Lifetime 2045 Fund	$1,082,440	$1,232,991	$1,014,957
Empower Lifetime 2050 Fund	$235,889	$202,996	$128,774
Empower Lifetime 2055 Fund	$518,879	$589,285	$461,135
Empower Lifetime 2060 Fund	$24,311	$14,660	$3,018
Empower Mid Cap Value Fund	$5,187,122	$6,080,521	$4,802,337
Empower Moderate Profile Fund	$1,603,654	$1,823,387	$1,569,843
Empower Moderately Aggressive Profile Fund	$767,248	$827,833	$664,529
Empower Moderately Conservative Profile Fund	$554,141	$602,216	$510,919
Empower Multi-Sector Bond Fund	$3,262,872	$3,499,526	$3,172,535
Empower Real Estate Index Fund	$1,690,605	$1,408,801	$1,234,353
Empower S&P 500 Index Fund	$5,533,131	$5,080,866	$4,499,830
Empower S&P Mid Cap 400 Index Fund	$2,013,229	$1,535,968	$1,242,361
Empower S&P Small Cap 600 Index Fund	$1,625,400	$1,608,343	$1,454,521
Empower SecureFoundation Balanced Fund	$946,814	$1,033,169	$914,875
Empower Short Duration Bond Fund	$790,756	$824,287	$691,493

Fund	2022	2021	2020
Empower Small Cap Growth Fund	$945,655	$1,084,545	$926,270
Empower Small Cap Value Fund	$2,885,566	$3,262,639	$2,113,552
Empower T. Rowe Price Mid Cap Growth Fund	$10,609,148	$13,302,165	$12,193,885
Empower U.S. Government Securities Fund	$1,529,998	$961,012	$890,130
Expense Reimbursement Relating to Certain Funds
Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) dated May 1, 2017, as amended, ECM contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of certain Funds exceed an annual rate as set forth below of the average daily net assets attributable to each Class, excluding Rule 12b-1 fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limitation Agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the Expense Limitation Agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Fund	Expense Limit
Empower Ariel Mid Cap Value Fund	0.70% of the average daily net assets
Empower Bond Index Fund	0.15% of the average daily net assets
Empower Core Bond Fund	0.35% of the average daily net assets
Empower Emerging Markets Equity Fund	0.91% of the average daily net assets
Empower Global Bond Fund	0.65% of the average daily net assets
Empower High Yield Bond Fund	0.63% of the average daily net assets
Empower Inflation-Protected Securities Fund	0.35% of the average daily net assets
Empower International Growth Fund	0.85% of the average daily net assets
Empower International Index Fund	0.32% of the average daily net assets
Empower International Value Fund	0.72% of the average daily net assets
Empower Large Cap Growth Fund	0.63% of the average daily net assets
Empower Mid Cap Value Fund	0.80% of the average daily net assets
Empower Multi-Sector Bond Fund	0.55% of the average daily net assets
Empower Real Estate Index Fund	0.30% of the average daily net assets
Empower S&P 500 Index Fund	0.23% of the average daily net assets
Empower S&P Mid Cap 400 Index Fund	0.20% of the average daily net assets
Empower S&P Small Cap 600 Index Fund	0.21% of the average daily net assets
Empower Short Duration Bond Fund	0.25% of the average daily net assets
Empower Small Cap Growth Fund	0.84% of the average daily net assets
Empower Small Cap Value Fund	0.74% of the average daily net assets
Empower T. Rowe Price Mid Cap Growth Fund	0.67% of the average daily net assets
Empower U.S. Government Securities Fund	0.25% of the average daily net assets
For the past three fiscal years ended December 31, 2020, 2021 and 2022, the amounts of such expense reimbursements pursuant to the Expense Limitation Agreement were:
Fund	2022	2021	2020
Empower Ariel Mid Cap Value Fund	$122,678	$52,011	$119,157
Empower Bond Index Fund	$85,260	$49,911	$70,605
Empower Core Bond Fund	$286,764	$160,576	$224,997
Empower Emerging Markets Equity Fund	$1,124,036	$791,665	$701,285
Empower Global Bond Fund	$44,245	$23,309	$29,302
Empower High Yield Bond Fund	$227,011	$156,428	$130,578
Empower Inflation-Protected Securities Fund	$199,067	$103,562	$106,676
Empower International Growth Fund	$149,953	$80,917	$77,425

Fund	2022	2021	2020
Empower International Index Fund	$0	$0	$18,462
Empower International Value Fund	$63,952	$4,090	$16,460
Empower Large Cap Growth Fund	$138,651	$71,480	$61,696
Empower Mid Cap Value Fund	$83,564	$80,764	$80,175
Empower Multi-Sector Bond Fund	$383,937	$151,895	$152,623
Empower Real Estate Index Fund	$204,188	$117,418	$120,053
Empower S&P 500 Index Fund	$1,186	$1,708	$0
Empower S&P Mid Cap 400 Index Fund	$49,011	$33,593	$61,165
Empower S&P Small Cap 600 Index Fund	$95,525	$18,348	$54,850
Empower Short Duration Bond Fund	$130,390	$64,608	$73,666
Empower Small Cap Growth Fund	$155,131	$120,127	$113,401
Empower Small Cap Value Fund	$42,066	$19,949	$24,439
Empower T. Rowe Price Mid Cap Growth Fund	$68,704	$24,073	$45,382
Empower U.S. Government Securities Fund	$153,752	$102,379	$69,507
Expense Reimbursement for Empower Government Money Market Fund
Effective May 1, 2017, ECM contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.11% of the Class’s average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “MMF Expense Limit”). The MMF Expense Limit will remain in effect indefinitely and will be discontinued only upon termination or amendment of the Investment Advisory Agreement. The MMF Expense Limit cannot be increased without shareholder approval. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the the lesser of the MMF Expense Limit that was in place at the time of the waiver/reimbursement or the MMF Expense Limit in place at the time of recoupment. For the fiscal year ended December 31, 2022, the amount of such expense reimbursements for the Empower Government Money Market Fund was $129,161.
Expense Reimbursement and Yield Maintenance for Empower Government Money Market Fund
Effective April 29, 2022, ECM and Empower contractually agreed to temporarily waive advisory fees and Shareholder Services Fees, as applicable, and to absorb any Fund expenses that, based on the average daily net assets of each share class of the Fund, would collectively result in the annual yield of each share class of the Fund to be less than 0.01%. This agreement shall terminate upon termination of the Investment Advisory Agreement, or at any time upon written notice by ECM and Empower. Under the agreement, ECM and Empower may recoup, subject to Board approval, these waivers, reimbursements and payments in future periods, not exceeding three years following the particular waiver/reimbursement/payment, provided total annual Fund operating expenses of a share class plus such recoupment do not exceed the lesser of the expense limitation that was in place at the time of the waiver/reimbursement/payment or the expense limitation in place at the time of recoupment. The amount of management fees waived together with the actual expenses incurred in excess of the expense limitation by ECM for the fiscal year ended December 31, 2022 was $141,966. The amount of Shareholder Services Fees waived by Empower for the fiscal year ended December 31, 2022 was $391,259.
Expense Reimbursement for Empower Large Cap Value Fund
Effective October 25, 2019, ECM contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.61% of the Class’s average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Empower Large Cap Value Fund’s Expense Limit”). The agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the Investment Advisory Agreement or by ECM or Empower Funds upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of Empower Large Cap Value Fund’s Expense Limit that was in place at the time of the waiver/reimbursement or Empower Large Cap Value Fund’s Expense Limit in place at the time of recoupment. For the fiscal year ended December 31, 2022, the amount of such expense reimbursements for the Empower Large Cap Value Fund was $133,719.

In addition, ECM has contractually agreed to reimburse the Investor II Class shares to the extent necessary to maintain a total operating expense ratio that does not exceed 0.81% of the average Investor II Class’s daily net assets (“Expense Cap”). ECM is not entitled to recoup expense reimbursements remitted by ECM related to the Expense Cap. Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with ECM or by the Board. For the fiscal year ended December 31, 2022, the amount of such expense reimbursements for the Empower Large Cap Value Fund Investor II Class shares was $229,779.
Expense Reimbursement Relating to Certain Funds and the Empower of America Contract
Empower Lifetime, Profile, and SecureFoundation Balanced Funds may invest in a fixed interest rate contract issued and guaranteed by Empower of America (the “Empower of America Contract”). ECM has contractually agreed to reduce the management fee of each such Fund by 0.35% of the amount such Fund is allocated to the Empower of America Contract.
The amounts of such expense reimbursements for the Funds’ fiscal years ended December 31, 2020, 2021 and 2022 were:
Fund	2022	2021	2020
Empower Conservative Profile Fund	$755,754	$809,819	$675,423
Empower Lifetime 2015 Fund	$267,732	$309,864	$281,828
Empower Lifetime 2020 Fund	$139,244	$130,160	$85,362
Empower Lifetime 2025 Fund	$372,080	$406,772	$342,719
Empower Lifetime 2030 Fund	$84,153	$71,670	$43,561
Empower Lifetime 2035 Fund	$155,709	$158,123	$118,984
Empower Lifetime 2040 Fund	$19,038	$15,097	$8,418
Empower Lifetime 2045 Fund	$24,692	$23,579	$16,460
Empower Lifetime 2050 Fund	$2,753	$2,023	$1,202
Empower Lifetime 2055 Fund	$4,758	$5,156	$3,946
Empower Lifetime 2060 Fund	$215	$124	$25
Empower Moderate Profile Fund	$902,371	$1,015,533	$850,807
Empower Moderately Aggressive Profile Fund	$242,721	$259,932	$204,202
Empower Moderately Conservative Profile Fund	$428,160	$462,866	$385,977
Empower SecureFoundation Balanced Fund	$166,080	$180,856	$154,362
Expense Reimbursement Relating to Certain Funds and Compensation from Unaffiliated Funds
Empower Lifetime, Profile, and SecureFoundation Balanced Funds may invest in registered open-end management investment companies that are not part of the same “group of investment companies” (within the meaning of Section 12(d)(1)(G)(ii) of the 1940 Act) as the Empower Funds (“Unaffiliated Fund(s)”). Prior to May 1, 2021, ECM contractually agreed to reduce the management fee in an amount at least equal to any compensation (including Rule 12b-1 fees) received from Unaffiliated Fund(s) by ECM, or an affiliated person of ECM, in connection with investment by such in the Unaffiliated Fund.
The amounts of such expense reimbursements paid for the Funds’ fiscal year ended December 31, 2020, 2021 and 2022 were:
Fund	2022	2021	2020
Empower Lifetime 2015 Fund	$0	$402	$12,929
Empower Lifetime 2020 Fund	$0	$212	$5,931
Empower Lifetime 2025 Fund	$0	$1,290	$40,422
Empower Lifetime 2030 Fund	$0	$349	$9,765
Empower Lifetime 2035 Fund	$0	$2,038	$60,908
Empower Lifetime 2040 Fund	$0	$385	$10,423
Empower Lifetime 2045 Fund	$0	$1,743	$49,799
Empower Lifetime 2050 Fund	$0	$262	$6,885
Empower Lifetime 2055 Fund	$0	$967	$26,270
Empower Lifetime 2060 Fund	$0	$12	$181
Empower SecureFoundation Balanced Fund	$0	$1,852	$54,036

Expense Reimbursement Relating to Certain Funds and the Difference Between Shareholder Services Fee Charged by Empower of America and Compensation from Unaffiliated Funds
Prior to May 1, 2021, ECM contractually agreed to reduce the management fee of any applicable Funds by an amount commensurate with the difference between the Shareholder Services Fees charged by Empower of America (under the Shareholder Services Agreement with Empower of America) and any compensation received from Unaffiliated Fund(s) by ECM, or an affiliated person of ECM, in connection with investment by such Fund in the Unaffiliated Fund.
The amounts of such expense reimbursements paid for the Funds’ fiscal year ended December 31, 2020, 2021 and 2022 were:
Fund	2022	2021	2020
Empower SecureFoundation Balanced Fund	$0	$1,425	$41,566
Underlying Funds
With respect to the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund investing in funds advised by an entity other than ECM (“Non-Affiliated Underlying Funds”), ECM will arrange for Empower Funds to be included within a class of investors entitled not to pay sales loads by purchasing shares of the Non-Affiliated Underlying Funds. All other charges, including redemption fees, exchange fees, administrative fees and distribution fees, associated with a particular class are born by the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund and will not be waived. You may indirectly bear a proportionate share of the fees and expenses, including Rule 12b-1 distribution fees, for Non-Affiliated Underlying Funds.
A redemption fee may be imposed by a Non-Affiliated Underlying Fund upon a request to redeem shares of such within a certain period of time. Accordingly, if you were to invest indirectly in a Non-Affiliated Underlying Fund through a Profile Fund, Lifetime Fund or SecureFoundation Balanced Fund and request a redemption from the Profile Fund, Lifetime Fund or SecureFoundation Balanced Fund before the expiration of the redemption fee period in the Non-Affiliated Underlying Fund, the Profile Fund, Lifetime Fund or SecureFoundation Balanced Fund may bear a redemption fee.
Sub-Advisers & Sub-Advisory Agreements
ECM and Empower Funds have engaged the services of one or more Sub-Advisers to provide sub-advisory services to certain Funds and, pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”), has delegated certain investment management responsibilities to each Sub-Adviser. ECM monitors and evaluates the performance of each Sub-Adviser.
Each Sub-Adviser provides, subject to the supervision of the Board and ECM, a continuous investment program for each Fund and determines the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of a Fund. ECM, in turn, pays sub-advisory fees to each Sub-Adviser for its services.
As approved, the Sub-Advisory Agreements will remain in effect until April 30, 2024, and from year to year if approved annually by the Board including a vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Additional information regarding each Sub-Adviser and its respective Sub-Advisory Agreement is provided in the “Portfolio Managers” section below.
Sub-Advisory Fees
For the fiscal years ended December 31, 2020, 2021 and 2022, the Sub-Advisers were paid fees for their services to the Funds as follows:
Fund	2022	2021	2020
Empower Ariel Mid Cap Value Fund	$555,463	$719,394	$696,298
Empower Core Bond Fund	$602,215	$719,612	$616,441
Empower Emerging Markets Equity Fund	$2,912,150	$2,436,890	$2,059,670
Empower Global Bond Fund	$1,056,186	$1,205,231	$1,103,939
Empower High Yield Bond Fund	$1,911,069	$1,277,112	$902,877
Empower Inflation-Protected Securities Fund	$410,168	$453,597	$389,612
Empower International Growth Fund	$1,508,309	$1,752,127	$1,542,903

Fund	2022	2021	2020
Empower International Index Fund	$280,649	$218,546	$195,385
Empower International Value Fund	$4,883,919	$4,883,351	$4,094,683
Empower Large Cap Growth Fund	$2,462,152	$2,772,897	$2,385,738
Empower Large Cap Value Fund	$4,500,252	$4,340,625	$3,459,534
Empower Mid Cap Value Fund	$2,290,623	$2,659,108	$2,147,522
Empower Multi-Sector Bond Fund	$1,398,649	$1,513,555	$875,418
Empower Real Estate Index Fund	$109,477	$82,999	$72,581
Empower S&P 500® Index Fund	$284,978	$249,175	$204,580
Empower S&P Mid Cap 400® Index Fund	$173,832	$128,884	$103,587
Empower S&P Small Cap 600® Index Fund	$110,731	$110,117	$99,579
Empower Small Cap Growth Fund	$632,835	$729,281	$632,203
Empower Small Cap Value Fund	$1,512,010	$1,707,748	$1,166,741
Empower T. Rowe Price Mid Cap Growth Fund	$7,118,242	$10,076,601	$9,243,192
Great-West Invesco Small Cap Value Fund[1]	$0	$0	$451,189
1
Fund merged into the Empower Small Cap Value Fund on October 23, 2020.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
PORTFOLIO MANAGERS
The following section provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in the Fund(s) managed. Each portfolio manager is referred to in this section as a “portfolio manager.”

EMPOWER CAPITAL MANAGEMENT, LLC
The Empower Bond Index, Empower Government Money Market, Empower Short Duration Bond and Empower U.S. Government Securities Funds are managed by an internal investment management team headed by Jack Brown, CFA.
Mr. Brown, has managed the Empower Bond Index, Empower Short Duration Bond and Empower U.S. Government Securities Funds since 2016. Maria Mendelsberg, CFA has managed the Empower Bond Index Fund since 2019 and the Empower Short Duration Bond Fund since 2020. Darrin Clough, CFA has managed the Empower Bond Index and Empower U.S. Government Securities Bond Funds since 2020 and the Empower Government Money Market Fund since 2022. Jason Harubin, CFA has managed the Empower Government Money Market Fund since 2022.
The Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund are managed by an Asset Allocation Committee (“AAC”) of ECM comprised of Andrew Corwin, CFA and Maria Mendelsberg, CFA. The AAC reviews the asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. In addition, the AAC determines whether to add or delete asset classes, add or delete Underlying Funds, or change the target allocations.
The AAC is also responsible for maintaining a strategic asset allocation of the multi-managed Empower Funds’ assets with each Sub-Adviser and among asset classes. The AAC reviews the asset class allocations and target allocations among Sub-Advisers on a quarterly basis or more frequently, as deemed necessary and determines whether to add or delete asset classes or change the target allocations.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Bond Index, Empower Government Money Market, Empower Short Duration Bond and Empower U.S. Government Securities Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jack Brown, CFA	1	$1,674	38	$12,542	35	$7,769	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	17	$10,771	38	$12,542	39	$9,696	0	$0	0	$0	0	$0
Darrin Clough, CFA	1	$1,674	11	$1,750	39	$9,696	0	$0	0	$0	0	$0
Jason Harubin, CFA	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Corwin, CFA	1	$20	22	$1,916	0	$0	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	3	$3,013	38	$12,542	39	$9,696	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
ECM is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Funds and the investments of the other accounts included above. In addition to the Funds, ECM manages the assets of collective investment trusts sponsored by ETC, a trust company domiciled and governed by the laws of the State of Colorado, stable value funds and separate accounts of Empower of America and Empower of NY, and pension plans sponsored by affiliates of ECM. In addition, ETC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Empower Funds. Each of ECM, Empower of NY and ETC are wholly-owned subsidiaries of Empower of America. ECM has adopted trading policies and procedures that address aggregation or block trading of client transactions, agency and principal transactions, brokerage and trade allocation which ECM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with ECM.
Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between ECM and Empower. Compensation consists of a base salary and a performance bonus. The portfolio managers may also be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by Empower that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by Empower.
Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Funds as well as to other ECM clients and to Empower. Investment results, tenure, level of responsibilities and client service and satisfaction are also taken into consideration.

Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.
AMUNDI ASSET MANAGEMENT US, INC.
Amundi Asset Management US, Inc. (“Amundi US”) serves as a Sub-Adviser to the Empower Large Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Amundi US dated July 3, 2017. Amundi, a Delaware corporation with its principal business address at 60 State Street, Boston, Massachusetts 02109, is registered as an investment adviser pursuant to the Advisers Act. Amundi US is an indirect, wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. Amundi is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients.
ECM is responsible for compensating Amundi US, which receives monthly compensation for its services at the annual rate of 0.30% of the average daily net asset value on the first $500 million of assets, 0.24% on the next $500 million of assets and 0.225% on all assets over $1 billion on the portion of the Fund Amundi US manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Acheson	1	$5,076	3	$2,613	40	$2,357	0	$0	1	$1,953	0	$0
David Chamberlain	1	$5,076	3	$2,613	39	$2,209	0	$0	1	$1,953	0	$0
Yves Raymond	1	$5,076	3	$2,613	40	$2,357	0	$0	1	$1,953	0	$0
Material Conflicts of Interest Policy
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest.
• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.
•A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation
Amundi US’ compensation philosophy emphasizes medium and long-term incentive compensation programs and awards and is a key driver of employee attraction and motivation.
•Amundi US rewards short- and medium-term investment performance through bonus and performance based incentives; and long term strategic performance with long-term incentive awards.
•Amundi US drives competitiveness with external market compensation rates and structures.
Amundi US has developed a system of compensation for portfolio managers and analysts that seeks to align the financial interests of the investment professional with both those of clients (through incentive payments based in part on relative investment performance) and also the firm (through incentive payments based in part on Amundi US’ financial performance).
The compensation program is based on four primary elements including (1) base salary (based on the experience and level of responsibility of the investment professional), (2) an annual bonus program, (3) the ability to participate in Long Term Incentive Programs (for some senior investment professionals), and (4) a suite of benefits that are generally offered to all full-time employees.
Base Salary. Base salary is fixed and normally reviewed on an annual basis. Each year, Amundi US participates in compensation surveys specifically targeted at investment management companies, to monitor and maintain its competitiveness in the marketplace. Amundi US seeks to set base compensation at competitive market rates, taking into account the experience and responsibilities of the individual.
Bonus Plan. The bonuses for portfolio managers and analysts are decided by a combination of the following factors:
Portfolio Managers
The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the individual achieving competitive investment performance. 40% of the bonus may be deferred over a three-year period, vesting 1/3 each year. The deferral is to underpin long-term retention of key investment employees. This portion is also eligible for further investment and managed by the participant over the course of the three-year term.

Quantitative Investment Performance (70% overall weighting): The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager, which includes the Fund and any other accounts managed by the portfolio manager. Performance is measured over one, three and five calendar year periods.
Fund performance is ranked against its peer group universe (60%) and a broad-based securities market index (40%), while institutional or separate accounts are measured specifically against the assigned broad-based market index (100%).
Qualitative Performance (30% overall weighting): The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.
Company Results: Company results affect a portfolio manager’s actual bonus by a leverage factor of plus or minus a predetermined percentage.
For purposes of calculation, the Amundi US Portfolio Management Team applies a 70% weighting to quantitative factors, and a 30% weighting to qualitative factors.
Long Term Incentive Plan
The Amundi Group Long-Term Incentive:
•Share-based plan aligns the interests of its key people with those of the company and its shareholders, supporting the achievement of the business plan. Number of shares vested will depend on the performance of the group for the performance period, calculated as the weighted average achievement rate on three objectives: Net income, cost-to-income ratio and achievement of net income flows. Vesting schedule is three-year cliff vesting share based plan.
Amundi Intermediate Deferred Cash Award Plan:
•Award plan to provide supplemental compensation to reward performance and encourage retention of key contributors to the company. Vesting schedule is three-year cliff vesting cash incentive plan.
Special Award Plan:
•Award plan to provide supplemental compensation to reward performance and encourage retention of key contributors to the company. Vesting schedule is 25% year one, 25% year two, and remaining balance after year three.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
ARIEL INVESTMENTS, LLC
Ariel Investments, LLC (“Ariel”) serves as the Sub-Adviser to the Empower Ariel Mid Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Ariel dated December 5, 2013, as amended. Ariel, a Delaware limited liability company with its principal business address at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, is a privately held minority-owned money manager registered as an investment adviser pursuant to the Advisers Act.
ECM is responsible for compensating Ariel, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all assets over $100 million.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John W. Rogers, Jr.	5	$3,843	0	$0	139	$3,916	0	$0	0	$0	1	$91
Timothy Fidler, CFA	2	$1,157	0	$0	54	$651	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.
Compensation
Mr. Rogers’ compensation is determined by Ariel’s board of directors and is composed of:
1. Base Salary. Base salary is a fixed amount determined annually and is calculated based upon market factors for chief executive officers with portfolio management responsibilities.
2. Discretionary Bonuses. Discretionary cash bonuses are related to the profitability of Ariel. In addition, deferred incentives may be awarded and are based on Mr. Rogers’ contribution to Ariel. Deferred incentives vest three years from the award date. Mr. Rogers may choose the form of deferred incentive, which include: (1) investment in the stock of Ariel (which may be elected to be paid out in cash upon vesting) or (2) deferred cash payment based on the pre-tax performance of one or more of the fund(s) from the grant date through the vest date. Mr. Rogers may be required to select a minimum percentage in one or more of the funds.
The other portfolio manager’s compensation is determined by Mr. Rogers, in consultation with Ariel’s board. His compensation consists of:
1. Base Salary. Base salary is a fixed amount determined annually. Base salaries vary among the portfolio managers and may be based on factors such as level of experience, position responsibilities, and years of service.
2. Discretionary Bonuses. Discretionary cash bonuses are related to the profitability of Ariel. In addition, deferred incentives may be awarded and are based on the portfolio manager’s contribution to Ariel. Deferred incentives vest three years from the award date. Each portfolio manager may choose the form of deferred incentive, which include: (i) investment in the stock of Ariel (which may be elected to be paid out in cash upon vesting) or (ii) deferred cash payment based on the pre-tax performance of one or more of the fund(s) from the grant date through the vest date. Portfolio managers may be required to select a minimum percentage in one or more of the funds.
Ariel attempts to align the interests of the portfolio managers and fund shareholders in determining the portfolio managers’ compensation. Each portfolio manager is evaluated on qualitative factors, which may include: technical skills, productivity, communication skills, industry knowledge, contribution to long-term performance of the funds (and other accounts) he or she manages, and consistent exhibition of Ariel’s firm values. There is no mathematical formula attributed to any of the factors considered in determining the value of each form of compensation; rather, each factor considered is a part of a comprehensive qualitative review.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
FRANKLIN TEMPLETON INSTITUTIONAL, LLC
Franklin Templeton Institutional, LLC (“Franklin Templeton”) serves as a Sub-Adviser to the Empower International Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Franklin Templeton dated April 27, 2018, as amended. Franklin Templeton, a Delaware limited liability company with its principal business address at 280 Park Avenue, New York, NY 10017, is registered as an investment adviser pursuant to the Advisers Act. Franklin Templeton is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange and has been in the investment management business since 1947.

ECM is responsible for compensating Franklin Templeton, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on the portion of the Fund Franklin Templeton manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John P. Remmert, J.D.	2	$1,471	8	$521	10	$2,947	0	$0	2	$284	1	$121
Donald G. Huber, CFA	2	$1,471	7	$949	14	$4,541	0	$0	0	$0	1	$121
Material Conflicts of Interest Policy
The management of multiple funds, including the Fund, and other accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Templeton seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Franklin Templeton has adopted a code of ethics which it believes contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
Franklin Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(1) Base salary. Each portfolio manager is paid a base salary.
(2) Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both

Franklin Resources, Inc. and mutual funds advised by Franklin Templeton. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Franklin Templeton and/or other officers of Franklin Templeton, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•Investment performance. Primary consideration is given to the historic investment performance over the one, three and five preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin Templeton’s appraisal.
(3) Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a Sub-Adviser to the Empower Core Bond Fund and is the Sub-Adviser to the Empower Inflation-Protected Securities and Empower Mid Cap Value Funds pursuant to a Sub-Advisory Agreement among the Funds, ECM and GSAM dated December 5, 2013, as amended. GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”).
ECM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.14% on the first $100 million of assets, 0.11% on the Fund's next $150 million of assets, and 0.10% thereafter on the portion of the Empower Core Bond Fund GSAM manages; 0.12% of the average daily net asset value on the Fund's first $100 million of assets, 0.09% on the Fund's next $400 million of assets, and 0.08% thereafter for the Empower Inflation-Protected Securities Fund; and 0.38% of the average daily net asset value on the Fund's first $100 million of assets, 0.34% on the Fund's next $600 million of assets, and 0.30% thereafter for the Empower Mid Cap Value Fund.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Core Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ashish Shah	93	$431,371	345	$260,575	39,961	$551,504	0	$0	41	$8,370	32	$11,763
Ron Arons, CFA	38	$9,484	61	$13,494	8,047	$255,259	0	$0	17	$1,955	11	$1,806
Paul Seary, CFA	26	$5,534	16	$3,538	2,402	$116,366	0	$0	12	$1,478	4	$543

The following table provides information regarding registered investment companies other than the Empower Inflation-Protected Securities Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jon Calluzzo	11	$9,826	9	$11,709	2,343	$104,459	0	$0	4	$1,441	3	$2,807
Peter Stone	51	$17,074	71	$25,287	7,869	$303,726	0	$0	30	$4,558	18	$8,532
The following table provides information regarding registered investment companies other than the Empower Mid Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Len Ioffe, CFA	34	$18,980	26	$10,541	35	$12,255	0	$0	0	$0	4	$6,602
Osman Ali, CFA	34	$18,980	26	$10,541	34	$7,118	0	$0	0	$0	4	$6,602
Dennis Walsh	34	$18,980	26	$10,541	34	$7,118	0	$0	0	$0	4	$6,602
Takashi Suwabe	34	$18,980	26	$10,541	34	$7,118	0	$0	0	$0	4	$6,602
Material Conflicts of Interest Policy
The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Funds or will, under certain circumstances, limit the Funds' investment activities. Goldman Sachs is a worldwide full service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which the Funds may directly and indirectly invest. Thus, it is expected that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As Sub-Adviser of the Funds, GSAM receives sub-advisory fees from ECM. In addition, GSAM’s affiliates may earn fees from relationships with the Funds. Although these fees are generally based on asset levels (the fees are not directly contingent on Fund performance), Goldman Sachs will still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of the Funds' investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Funds could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Funds may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Funds execute transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Funds, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the Empower Core Bond Fund is the Bloomberg U.S. Aggregate Bond Index; the benchmark for the Empower Inflation-Protected Securities Fund is the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index; and the benchmark for the Empower Mid Cap Value Fund is the Russell Midcap® Value Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the fund. Other factors may also be considered including: (a) general client/shareholder orientation and (b) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation - In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.
HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC
Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), serves as a Sub-Adviser to the Empower Small Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Hotchkis & Wiley dated October 1, 2020. Hotchkis & Wiley, a Delaware limited liability company with its principal business address at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is registered as an investment adviser pursuant to the Advisers Act. The primary members of Hotchkis & Wiley are HW Cap Holdings, a limited liability company with members who are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Hotchkis & Wiley was organized in 1980 and provides investment management services to institutional clients, individual/high net worth clients, mutual funds, and private accounts.
ECM is responsible for compensating Hotchkis & Wiley, which receives monthly compensation for its services at the annual rate of 0.425% of the average daily net asset value on the Fund’s first $150 million of assets and 0.40% thereafter on the portion of the Fund Hotchkis & Wiley manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Judd Peters, CFA	20	$6,353	10	$2,153	47	$5,707	2	$11,489	1	$49	3	$651
Ryan Thomes, CFA	20	$6,353	10	$2,153	47	$5,707	2	$11,489	1	$49	3	$651
Material Conflicts of Interest Policy
The Fund is managed by Hotchkis & Wiley’s investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley also provides model portfolio investment recommendations to sponsors without execution or additional services. The recommendations are provided either contemporaneously with the communication to its trading desk for discretionary client accounts or after Hotchkis & Wiley completes all corresponding trades for discretionary client accounts based on each contractual arrangement.
Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley’s other business activities and Hotchkis & Wiley’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis & Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis & Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis & Wiley seeks to mitigate the impact of these conflicts on a case-by-case basis.
Hotchkis & Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may benefit certain accounts more than others. Certain accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis & Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis & Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the 1934 Act.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as IPOs.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s code of conduct.
Compensation
Investment professionals are compensated in four ways: 1) salary; 2) bonus; 3) profit sharing; and 4) equity. Salaries and bonuses are determined by the Executive Chairman and the Chief Executive Officer incorporating feedback from other employees and the compensation committee. These compensation components are not formulaic; they are determined subjectively based on the investment professional’s overall contribution to performance, the research/decision-making process, and an evaluation of teamwork. Next, Hotchkis & Wiley has a gradual-vesting profit sharing plan that pays a percentage of base salary that is determined by overall firm profitability. Finally, all professionals are, or are eligible to become, equity owners. Those that own equity receive their pro-rated share of firm profits. Hotchkis & Wiley maintains a bank of unallocated equity to be used for individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis & Wiley has the right to repurchase their ownership to place back in the equity bank.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.
INSIGHT NORTH AMERICA LLC
Insight North America LLC (“Insight”) serves as a Sub-Adviser to the Empower Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Insight dated September 1, 2021. Insight, a New York limited liability company with its principal business address at 200 Park Avenue, New York, New York, 10166, is registered as an investment adviser pursuant to the Advisers Act. Insight is an indirect wholly-owned subsidiary of the Bank of New York Mellon Corporation (“BNYM”), a global financial services organization that provides investment management and services worldwide.
ECM is responsible for compensating Insight, which receives monthly compensation for its services at the annual rate of 0.225% of the average daily net asset value on the portion of the Fund Insight manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brendan J. Murphy, CFA	2	$441	4	$195	12	$4,294	0	$0	0	$0	1	$1,865
Nathaniel Hyde, CFA	1	$221	0	$0	0	$0	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts. In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight’s clients.
In identifying a potential conflict situation, at a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:
•Make a financial gain or avoid a financial loss at the expense of the client.
•Benefit if it puts the interest of one client over the interests of another client.

•Gain an interest from a service provided to, or transaction carried out on behalf of a client which may not be in, or which may be different from, the client’s interest.
•Obtain a higher than usual benefit from a third party in relation to a service provided to the client.
•Receive an inducement in relation to a service provided to the client, in the form of monies, goods or services other than standard commission or fee for that service.
•Have a personal interest that could be seen to conflict with their duties at Insight.
•Create a conflict where Insight invests in firms which are clients or potential clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.
•Create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two portfolio managers who own the same security.
Insight ensures it manages conflicts of interest fairly, in accordance with the SEC and Insight conflicts of interest policy, and does not place its own interests unfairly above those of its customers.
Compensation
Insight has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. Insight’s approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements; discretionary annual cash amount and a deferral into the Insight long-term incentive plan (“LTIP”). Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. Insight also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm’s parent company, BNYM.
Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-year performance cycles. This is also supported by the Insight LTIP, which typically vests over three years. The application of the above policy and principles are reviewed at least twice each year by the Insight remuneration committee, where compensation proposals in respect of the relevant performance year are considered and approved.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
IRISH LIFE INVESTMENT MANAGERS LIMITED
Irish Life Investment Managers Limited (“ILIM”) serves as a Sub-Adviser to the Empower International Index, Empower Real Estate Index, Empower S&P 500 Index, Empower S&P Mid Cap 400 Index and Empower S&P Small Cap 600 Index Funds pursuant to an Amended and Restated Sub-Advisory Agreement among the Funds, ECM and ILIM dated May 17, 2018. ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.

ILIM is an affiliate of ECM, Empower of America and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

ECM is responsible for compensating ILIM, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
Fund	Fee
Empower International Index Fund	0.020% of the net assets
Empower Real Estate Index Fund	0.020% of the net assets
Empower S&P 500 Index Fund	0.0075% of the net assets
Empower S&P Mid Cap 400 Index Fund	0.015% of the net assets
Empower S&P Small Cap 600 Index Fund	0.013% of the net assets
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Funds' fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Nicola Dowdall	5	$7,805	28	$3,550	145	$41,157	0	$0	0	$0	0	$0
Michael Lynch, CFA	5	$7,805	28	$3,550	145	$41,157	0	$0	0	$0	0	$0
Peter Leonard, CFA	5	$7,805	28	$3,550	145	$41,157	0	$0	0	$0	0	$0
* The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.
Material Conflicts of Interest Policy
The management of multiple funds, including the Funds, and other accounts may give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons, and fees, and the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Moreover, ILIM has a number of obligations arising from its various regulatory requirements in relation to identifying, managing and disclosing potential and existing conflicts of interests to its clients. ILIM maintains a comprehensive conflicts of interest policy and takes reasonable steps to identify conflicts of interests that arise in the course of providing services, between the firm and third parties, between the firm and its clients and/or between one client and another, according to its policy. ILIM’s policy and practice is to not engage in any principal transactions. ILIM also does not manage funds or other accounts with performance based fees.
Compensation
ILIM recognizes that its employees are one of its most valued assets and retaining talent and motivating employees is a key factor in its ability to deliver to its clients now and into the future. ILIM believes that the Funds’ long term objectives may be best achieved through the delivery of tight tracking errors. Accordingly, portfolio managers are eligible for personal performance-related pay which incorporates elements of fund performance over varying time horizons and tight tracking error targets.
Portfolio managers are eligible for a competitive salary structure with general compensation arrangements made up of a base salary and a variable bonus. Bonus payments will vary depending on fund performance, team performance and personal performance for their specific area. The weightings associated with each element vary depending upon the particular investment area in which a portfolio manager focuses and whether a portfolio manager has people management responsibilities. Portfolio managers may also be eligible for other benefits including car allowances, annual entry to the Great West Life staff share scheme, options, health insurance contribution and pension arrangements. ILIM also has long term incentive plans for key staff as well as further education development incentives for all staff.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a Sub-Adviser to the Empower International Growth and Empower Large Cap Growth Funds pursuant to Sub-Advisory Agreements among the Funds, ECM and JPMorgan dated April 27, 2018, as amended, and December 5, 2013, respectively. JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.
ECM is responsible for compensating JPMorgan, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on the first $150 million of assets and 0.33% on all assets over $150 million on the portion of the Empower International Growth Fund JPMorgan manages; and 0.40% of the average daily net asset value on the first $100 million of assets, 0.30% on the next $100 million of assets and 0.20% on all assets over $200 million on the portion of the Empower Large Cap Growth Fund JPMorgan manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower International Growth Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Shane Duffy, CFA	13	$6,705	6	$2,202	23	$6,265	0	$0	0	$0	4	$940
Thomas Murray, CFA	15	$6,872	6	$2,202	24	$7,606	0	$0	0	$0	3	$603
James Andrew, CFA	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
* Mr. Andrew was added as a portfolio manager of the Fund on April 28, 2023.
The following table provides information regarding registered investment companies other than the Empower Large Cap Growth Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees*						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally, CFA	7	$39,021	6	$3,002	29	$9,201	0	$0	0	$0	0	$0
Holly Fleiss	6	$38,881	3	$6,789	23	$7,443	0	$0	0	$0	0	$0
Larry H. Lee	7	$51,090	2	$3,101	23	$7,443	0	$0	0	$0	1	$23
Robert Maloney**	3	$37,103	1	$1,271	0	$0	0	$0	0	$0	0	$0
Joseph Wilson	7	$38,885	3	$7,228	27	$9,797	0	$0	0	$0	0	$0
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
** Mr. Maloney was added as a portfolio manager of the Fund on April 28, 2023.
Material Conflicts of Interest Policy
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. IPOs, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Funds invest, JPMorgan or its affiliates could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Funds from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet their objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s codes of ethics and JPMorgan Chase and Co.’s code of conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
JPMorgan’s disciplined pay-for-performance framework focuses on total compensation– base salary and incentive pay - so that pay is commensurate with the overall performance of JPMorgan, respective businesses and individual performance. This includes a balanced discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions appropriately consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To promote a proper pay-for-performance alignment, JPMorgan does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this balanced assessment of performance, for select employees in the portfolio management population, regard is given to the performance of relevant funds/strategies. Each portfolio manager’s performance is evaluated annually based on a number of factors, including, but not limited to:
•The primary consideration which is blended investment performance relative to the competitive indices or peers over one-, three-, five- and ten-year periods, with investment performance generally weighted more to the long term;
•individual contribution relative to the client’s risk and return objectives; and
•adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including adherence to the sustainability risk integration policy, as applicable, which contains relevant environmental, social and corporate governance factors that are intended to guide investment decision-making.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.
LAZARD ASSET MANAGEMENT LLC
Lazard Asset Management LLC (“Lazard”) serves as a Sub-Adviser to the Empower Emerging Markets Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Lazard dated January 4, 2018. Lazard, a Delaware limited liability company with its principal business address at 30 Rockefeller Plaza, New York, New York 10112-6300, is registered as an investment adviser pursuant to the Advisers Act. Lazard provides investment management services to client discretionary accounts. It is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.
ECM is responsible for compensating Lazard, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on assets up to $50 million, 0.45% on assets over $50 million, and 0.40% on assets over $250 million on the portion of the Fund Lazard manages.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Moghtader, CFA	10	$245	28	$2,679	71	$11,863	0	$0	0	$0	10	$7,811
Taras Ivanenko, PhD, CFA	10	$245	28	$2,679	71	$11,863	0	$0	0	$0	10	$7,811
Ciprian Marin	10	$245	28	$2,679	71	$11,863	0	$0	0	$0	10	$7,811
Craig Scholl, CFA	10	$245	28	$2,679	71	$11,863	0	$0	0	$0	10	$7,811
Susanne Willumsen	10	$245	28	$2,679	71	$11,863	0	$0	0	$0	10	$7,811
Material Conflicts of Interest Policy
Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:
1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is an open-end investment company and “diversified” as defined in the 1940 Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.
4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the portfolio managers do not invest in the Fund.
5. The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.
7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
Compensation
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (1) leadership, teamwork and commitment, (2) maintenance of current knowledge and opinions on companies owned in the portfolio; (3) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (4) ability and willingness to develop and share ideas on a team basis; and (5) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer term performance of such account, as well as performance of the account relative to peers. The variable bonus for each portfolio’s portfolio management team in respect of its management of the portfolio is determined by reference to the portfolio’s corresponding indices. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
LOOMIS, SAYLES, & COMPANY, L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as a Sub-Adviser to the Empower Multi-Sector Bond and Empower Small Cap Value Funds pursuant to Sub-Advisory Agreements among the Funds, ECM and Loomis Sayles dated May 17, 2018, as amended, and December 5, 2013, as amended, respectively. Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
ECM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.30% of the average daily net asset value on the portion of the Empower Multi-Sector Bond Fund that Loomis Sayles manages; and 0.50% of the average daily net asset value on the first $10 million of assets, 0.45% on the next $15 million of assets, 0.40% on the next $75 million of assets and 0.30% on all assets over $100 million on the portion of the Empower Small Cap Value Fund that Loomis Sayles manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Multi-Sector Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Matthew J. Eagan, CFA	19	$24,760	23	$10,256	115	$23,525	0	$0	0	$0	5	$374
Elaine M. Stokes	17	$24,309	22	$10,181	124	$23,460	0	$0	0	$0	5	$374
Brian P. Kennedy	17	$24,309	22	$10,181	113	$24,443	0	$0	0	$0	5	$374
The following table provides information regarding registered investment companies other than the Empower Small Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph R. Gatz, CFA	3	$760	2	$475	40	$970	0	$0	0	$0	0	$0
Jeffrey Schwartz, CFA	3	$760	2	$475	54	$953	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among a Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ brokerage allocation policies and procedures and Loomis Sayles’ trade allocation and aggregation policies and procedures.

Compensation
Fixed Income Managers. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three-year performance over the past nine quarters (a five-year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
Equity Managers. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of annual bonus and generally represents at least 70% of the total for equity managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s CIO and senior management. The CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three-year performance over the past nine quarters (a five-year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
Equity and Fixed Income Managers. The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long-term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long-term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a long-term incentive plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third long-term incentive plans are constructed to create mid-term alignment for key positions, including a two-year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.

In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.
LORD, ABBETT & CO. LLC
Lord, Abbett & Co. LLC (“Lord Abbett”) serves as a Sub-Adviser to the Empower Small Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Lord Abbett dated July 31, 2015, as amended. Lord Abbett, a Delaware limited liability company with its principal business address at 90 Hudson Street, Jersey City, NJ 07302, is registered as an investment adviser pursuant to the Advisers Act. Lord Abbett is owned solely by current and former senior professionals of the firm (or by their estate or members of their family) and is not publicly traded. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes with assets across a full range of mutual funds, institutional accounts, and separately managed accounts, which includes providing investment models to managed account sponsors.
ECM is responsible for compensating Lord Abbett, which receives monthly compensation for its services at the annual rate of 0.90% of the average daily net asset value on the portion of the Fund that Lord Abbett manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
F. Thomas O’Halloran, J.D., CFA	4	$7,512	1	$177	14	$614	0	$0	1	$82	0	$0
Matthew R. DeCicco, CFA	7	$11,652	1	$177	0	$0	0	$0	1	$82	0	$0
Vernon T. Bice, CMT	5	$7,512	1	$177	0	$0	0	$0	1	$82	0	$0
Steven H. Wortman	2	$4,890	0	$0	0	$0	0	$0	1	$82	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in connection with the above portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s code of ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts in the table referenced above.

Compensation
When used in this section, the term “fund” refers to the Empower Small Cap Growth Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager listed above. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.
Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate performance against one or more benchmarks from among a fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of a fund’s peer groups (as defined from time to time by third-party investment research companies), as well as a fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plans’ earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of the funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
LSV ASSET MANAGEMENT
LSV Asset Management (“LSV”) serves as a Sub-Adviser to the Empower International Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and LSV dated April 27, 2018, as amended. LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, is registered as an investment adviser pursuant to the Advisers Act. LSV is a partnership between its management team and current and retired employee and non-active partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position.
ECM is responsible for compensating LSV, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $1 billion of assets and 0.375% on all assets over $1 billion on the portion of the Fund LSV manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts*	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Josef Lakonishok	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
Menno Vermeulen, CFA	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
Puneet Mansharamani, CFA	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
Greg Sleight	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
Guy Lakonishok, CFA	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
* These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
Material Conflicts of Interest Policy
The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the forensic testing committee, consisting of the Chief Compliance Officer/Chief Legal Officer/Chief Risk Officer, Chief Operating Officer, Compliance Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.
Compensation
LSV compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. They also participate in an extensive benefits program, which includes a defined contribution retirement plan.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
Massachusetts Financial Services Company (“MFS”) serves as a Sub-Adviser to the Empower International Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and MFS dated December 5, 2013, as amended. MFS, a Delaware corporation with its principal business address at 111 Huntington Avenue, Boston, Massachusetts 02199, is registered as an investment adviser pursuant to the Advisers Act. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.
ECM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the portion of the Fund MFS manages.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin Stone	8	$24,683	3	$750	11	$4,425	0	$0	0	$0	1	$198
Philip Evans	6	$24,638	2	$724	11	$4,425	0	$0	0	$0	1	$198
* Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.
Material Conflicts of Interest Policy
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple portfolios and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Fund’s investments. Investments selected for portfolios or accounts other than the Fund may outperform investments selected for the Fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2022, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary– Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus– Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2022, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:
Portfolio Manager	Benchmarks
Benjamin Stone	MSCI EAFE (Europe, Australasia, Far East) Value Index
Philip Evans	MSCI EAFE (Europe, Australasia, Far East) Value Index
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan– Portfolio managers also typically benefit from the opportunity to participate in the MFS equity plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
PEREGRINE CAPITAL MANAGEMENT, LLC
Peregrine Capital Management, LLC (“Peregrine”) serves as a Sub-Adviser to the Empower Small Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Peregrine dated July 29, 2016. Peregrine, a Minnesota limited liability company with its principal business address at and 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402 is registered as an investment adviser pursuant to the Advisers Act. Peregrine is directly owned by a group of key senior principals. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations, endowments, undertakings for collective investment in transferable securities and other registered investment companies.
ECM is responsible for compensating Peregrine, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $200 million of assets and 0.45% on assets over $200 million on the portion of the Fund Peregrine manages.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
William A. Grierson, CFA	2	$869	1	$93	12	$416	0	$0	0	$0	0	$0
Paul E. von Kuster, CFA	2	$869	1	$93	12	$416	0	$0	0	$0	0	$0
Ryan H. Smith, CFA	2	$869	1	$93	12	$416	0	$0	0	$0	0	$0
Samuel D. Smith, CFA	2	$869	1	$93	12	$416	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Peregrine portfolio managers face inherent conflicts of interest in their day-to-day management of multiple portfolios because clients may have different investment objectives, strategies and risk profiles. For example, to the extent that the portfolio managers manage accounts with different investment strategies, they may from time to time purchase securities, including IPOs, for one account but not another. Additionally, some accounts may have different fee structures, including performance fees, which are or have the potential to be higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts. To minimize the effects of these inherent conflicts of interest, Peregrine has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. In practice, portfolios hold the same securities in the same proportionate weightings, subject to client and liquidity constraints and cash flows. Furthermore, Peregrine adopted a code of ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the Fund and any personal accounts.
Compensation
Peregrine’s portfolio managers are compensated with a fixed cash salary plus incentives. Peregrine’s compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with clients. Peregrine’s small cap growth equity style limits the number of relationships invested in the product and imposes aggregate asset constraints, enabling portfolio managers to be involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to investment performance relative to standard indices and peer groups over one, three, and five years.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam Investment Management, LLC (“Putnam”) serves as the Sub-Adviser to the Empower High Yield Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Putnam dated March 3, 2014, as amended. Putnam also serves as a Sub-Adviser to the Empower Large Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Putnam dated April 13, 2018, as amended. Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.

Putnam is an affiliate of ECM, Empower of America and Empower. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to ECM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
ECM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on all assets for the Empower High Yield Bond Fund; and 0.40% of the average daily net asset value on the first $100 million of assets, 0.35% on the next $150 million of assets, and 0.25% on all assets over $250 million on the portion of the Empower Large Cap Value Fund Putnam manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower High Yield Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Robert L. Salvin	16	$4,346	10	$600	15	$6,334	1	$154	0	$0	0	$0
Norman P. Boucher	11	$2,925	14	$2,802	15	$2,024	1	$355	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Empower Large Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch, CFA	15	$21,520	8	$6,440	6	$1,293	1	$248	0	$0	0	$0
Lauren B. DeMore, CFA	15	$21,520	8	$6,440	6	$1,293	1	$248	0	$0	0	$0
Material Conflicts of Interest Policy
Like other investment professionals with multiple clients, the Funds' portfolio managers may face certain potential conflicts of interest in connection with managing both a Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•The trading of other accounts could be used to benefit higher-fee accounts (front-running).
•The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

•Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•Front running is strictly prohibited.
•The Funds' portfolio managers may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam-sponsored registered investment companies. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Funds' portfolio managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the portfolio managers will benefit from the favorable investment performance of those funds and pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation– neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in IPOs).
A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold– for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including a Fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between a Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than a Fund. Depending on goals or other factors, the portfolio managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the portfolio managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit a Fund from participating in the public offering, which could cause a Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The Funds' portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts.
Compensation
Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to the appropriate benchmark, based on a blend of three-year and five-year performance or, if shorter, over the life of the fund. Performance of the Empower High Yield Bond and Empower Large Cap Value Funds is not separately considered in determining portfolio manager compensation. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.
RBC GLOBALASSET MANAGEMENT (UK) LIMITED
RBC Global Asset Management (UK) Limited (“RBC GAM UK”) serves as a Sub-Adviser to the Empower Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and RBC GAM UK dated April 1, 2023. RBC Global Asset Management (UK) Limited (“RBC GAM UK”) serves as a Sub-Adviser to the Empower Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and RBC GAM UK dated April 1, 2023. RBC GAM UK, a corporation organized under the laws of England and Wales, with its principal business address at 77 Grosvenor Street, London, W1K3JR, is registered as an investment adviser pursuant to the Advisers Act. RBC GAM UK is an indirect, wholly-owned subsidiary of the Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. RBC GAM UK was founded in 1998 and provides global investment management services and solutions to institutional, high net worth and individual investors.
ECM is responsible for compensating RBC GAM UK, which receives monthly compensation for its services at the annual rate of 0.25% of the average daily net asset value on the first $100 million of assets and 0.20% on all assets over $100 million on the portion of the Fund RBC GAM UK manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Mark Dowding	0	$0	11	$10,341	14	$5,930	0	$0	2	$275	1	$389
Kaspar Hense, CFA	0	$0	6	$7,887	19	$6,196	0	$0	0	$0	3	$986

Material Conflicts of Interest Policy
RBC GAM UK provides a variety of discretionary and non-discretionary investment advisory services and products to its clients. As a result, the following potential and actual conflicts of interest, among others, are presented to RBC GAM UK in the operation of its investment advisory services:
•RBC GAM UK faces conflicts of interest when rendering investment advisory services to several clients and may provide dissimilar investment advice to different clients.
•RBC GAM UK may, in certain circumstances, have discretion when making distributions as part of redemptions in the form of securities or other assets, and in that case, the composition of such distributions. Accordingly, RBC GAM UK may face conflicts of interest with respect to redeeming investors and remaining investors.
•RBC GAM UK may collect greater compensation for certain funds or accounts than that received for a fund or may receive performance-based compensation. This may create a potential conflict of interest for RBC GAM UK or its portfolio managers to incentivize certain accounts. Conflicts of interest may also arise when a portfolio manager has management responsibilities to more than one account or fund, such as devotion of unequal time or attention.
•Potential conflicts of interest may arise with both the aggregation of trade orders and the allocation of securities transactions/investment opportunities/investment ideas. For allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, RBC GAM UK may have an incentive to allocate trades or investment opportunities to certain accounts or funds.
•As a result of information barriers, personnel within RBC GAM UK may trade differently from a fund. Also, if RBC GAM UK obtains material non-public confidential information as part of its business activities with other clients, it may be restricted from purchasing or selling securities for a fund.
•Where RBC GAM UK advises both sides of a transaction (cross transactions) there may be potential conflicts of interest or regulatory issues relating to these transactions which could limit its decision to engage in these transactions. RBC GAM UK may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions and has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some accounts relative to other accounts due to the relative amount of market savings obtained by the accounts. Any cross transactions will be effected in accordance with fiduciary requirements and applicable law.
•RBC GAM UK’s participation in certain markets or its actions for particular clients could also restrict or affect a fund’s ability to transact in those markets.
•Potential conflicts of interest also exist when RBC GAM UK has certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon RBC GAM UK by law, regulation, contract or internal policies. They could prevent a fund from purchasing particular financial instruments, even if the financial instruments would otherwise meet the fund’s objectives.
•RBC GAM UK may value an identical asset differently than another division or unit within RBC GAM UK values the asset. RBC GAM UK may also value an identical asset differently in different accounts or funds.
•Conflicts of interest may arise in the voting of proxies, with for instance, different teams voting proxies differently or RBC GAM UK voting differently to its affiliates or the advice given by its affiliates to their clients.
•Subject to applicable law, RBC GAM UK, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that they provide to funds in their administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
•RBC GAM UK and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash arrangements to promote the sale of fund shares, as well as sponsor various educational programs, sales contests and/or promotions. RBC GAM UK, the distributor and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable laws or regulations. Such arrangements may give rise to potential conflicts of interest.
To address the types of conflicts referred to above, RBC GAM UK has adopted policies and procedures under which it will detect, manage or mitigate them in a manner that it believes is consistent with its obligations as an investment adviser.

Compensation
All employees are evaluated and rewarded annually during the yearly compensation review process. RBC GAM UK has a remuneration committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. RBC GAM UK operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to portfolio performance and takes into account the profitable growth of each investment team’s business.
RBC GAM UK continues to operate a discretionary deferred bonus arrangement for all employees awarded bonuses over a certain threshold. Under this arrangement, qualifying bonus awards are made in the form of conditional investments in advisory accounts managed by RBC GAM UK which vest at the end of a three-year period. Unvested bonus awards will typically be forfeited by a departing employee.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. (“TRPA”) serves as a Sub-Adviser to the Empower Large Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and TRPA dated December 5, 2013, as amended. TRPA, a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, is registered as an investment adviser pursuant to the Advisers Act. Founded in 1937, TRPA is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
ECM is responsible for compensating TRPA, which receives monthly compensation for its services at the following annual rates on all assets for the portion of the Fund TRPA manages:
Annual Fee Rate	Assets
0.475%	First $50 million
0.425%	Next $50 million
0.375%	Reset at $100 million
0.325%	Reset at $200 million
0.30%	Reset at $500 million
0.275%	Over $500 million
0.275%	Reset at $1 billion
0.25%	Reset at $1.5 billion
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John D. Linehan, CFA	17	$35,280	31	$18,803	13	$2,303	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Portfolio managers at TRPA and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. TRPA also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. TRPA and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. TRPA acts as sub-adviser to two mutual funds offered by Morningstar. TRPA and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of TRPA or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in TRPA’s use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interest. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another.
In some cases, TRPA or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for TRPA or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, TRPA or its affiliates may take actions in order to mitigate legal risks to TRPA or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and TRPA or its affiliates, on the other. These conflicts will not always be resolved in favor of the client. In addition, conflicts may exist between different clients of TRPA or its affiliates. TRPA and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, TRPA or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect TRPA or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of TRPA or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to TRPA, its affiliates, or the T. Rowe Price funds. TRPA or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. TRPA (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International and TRPIM, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in a fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to TRPA’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of TRPA’s long-term success and are generally taken into consideration.
All employees of TRPA, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase TRPA common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Ownership of Securities
The portfolio manager did not own any shares of the Fund as of December 31, 2022.
T. ROWE PRICE INVESTMENT MANAGEMENT, INC.
T. Rowe Price Investment Management, Inc. (“TRPIM”) serves as the Sub-Adviser to the Empower T. Rowe Price Mid Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and TRPIM dated March 7, 2022, as amended. TRPIM, a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, is registered as an investment adviser pursuant to the Advisers Act. TRPIM is a wholly owned subsidiary of T. Rowe Price Associates, Inc. (“TRPA”) which itself is a wholly-owned subsidiary of T. Rowe Price Group, Inc.
ECM is responsible for compensating TRPIM, which receives monthly compensation for its services at the following annual rates on all assets for the portion of the Fund TRPIM manages:
Annual Fee Rate	Assets
0.50%	First $1 billion
0.425%	Reset at $1 billion
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis, CFA	8	$43,244	6	$9,724	3	$389	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Portfolio managers at TRPIM and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. TRPIM also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. TRPIM and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. TRPIM acts as sub-adviser to two mutual funds offered by Morningstar. TRPIM and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of TRPIM or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in TRPIM’s use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interest. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another.
In some cases, TRPIM or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for TRPIM or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, TRPIM or its affiliates may take actions in order to mitigate legal risks to TRPIM or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and TRPIM or its affiliates, on the other. These conflicts will not always be resolved in favor of the client. In addition, conflicts may exist between different clients of TRPIM or its affiliates. TRPIM and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, TRPIM or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect TRPIM or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of TRPIM or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to TRPIM, its affiliates, or the T. Rowe Price funds. TRPIM or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. TRPIM (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International and TRPA, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in a fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to TRPIM’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of TRPIM’s long-term success and are generally taken into consideration.
All employees of TRPIM, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase TRPIM common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Ownership of Securities
The portfolio manager did not own any shares of the Fund as of December 31, 2022.
UBS ASSET MANAGEMENT (AMERICAS) INC.
UBS Asset Management (Americas) Inc. (“UBS AM”) serves as a Sub-Adviser to the Empower Emerging Markets Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and UBS AM dated January 4, 2018. UBS AM, a Delaware corporation with its principal business address at 787 Seventh Avenue, New York, New York 10019, is registered as an investment adviser pursuant to the Advisers Act. UBS AM is a member of the UBS Asset Management business division and a wholly-owned subsidiary of UBS Group AG, a publicly traded company.
ECM is responsible for compensating UBS AM, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $100 million of assets, 0.48% on the next $150 million of assets and 0.45% on all assets over $250 million on the portion of the Fund UBS manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Urs Antonioli, CFA	1	$476	12	$5,912	16	$2,702	0	$0	1	$426	2	$617
Shou-Pin Choo, CFA	1	$476	19	$7,625	1,247	$6,953	0	$0	1	$426	4	$4,366
Gabriel Csendes, CFA	1	$476	12	$5,912	15	$2,655	0	$0	1	$426	2	$617
Manish Modi, CFA	1	$476	15	$6,835	17	$6,332	0	$0	1	$426	4	$4,366
Material Conflicts of Interest Policy
UBS AM’s management of a portion of the Empower Emerging Markets Equity Fund (“Fund Account”) and other accounts could result in potential conflicts of interest if the Fund Account and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund Account. A portfolio manager and his or her team manage a portion of the Fund Account and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund Account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a code of ethics that governs such personal trading but there is no assurance that the code will adequately address all such conflicts.
UBS Group AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund Account are engaged in businesses and have interests other than that of managing the Fund Account. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund Account.
UBS AM may purchase or sell, or recommend for purchase or sale, for the Fund Account or its other accounts securities of companies: (1) with respect to which its affiliates act as an investment banker or financial adviser; (2) with which its affiliates have other confidential relationships; (3) in which its affiliates maintain a position or (4) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to the Fund Account or its other clients, or purchase for the Fund Account or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.
From time to time and subject to client approval, UBS AM may rely on certain affiliates to execute trades for the Fund Account or its other accounts. For each security transaction effected by UBS, UBS AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS AM may receive affiliated group credit for generating such business.
Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund Account. UBS and one or more Client Accounts may buy or sell positions while the Fund Account is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund Account.
UBS AM and its advisory affiliates utilize a common portfolio and trading platform for their clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM’s clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.
While brokers are selected primarily on the basis of the execution capabilities, UBS AM, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS AM has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS AM arrangements for the receipt of research services from brokers may create conflicts of interest, in that they have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.
Compensation
UBS AM’s compensation philosophy is to align the interests of its employees with those of its investors and clients, building on three keys to success: pillars, principles and behaviors. UBS AM’s total reward principles establish a framework for balancing sustainable performance and supporting growth ambitions and appropriate risk-taking, with a focus on conduct and sound risk management practices. UBS AM’s compensation approach is aligned with its strategic priorities and encourages its employees to focus on clients, create sustainable value, deliver on growth ambitions and achieve the highest performance standards.
In general, the total compensation received by the portfolio managers and analysts at UBS AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award that is correlated with investment performance.
Fixed component (base salary and benefits):

•Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
•The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.
Performance award:
•Determined annually on a discretionary basis.
•Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS AM as a whole.
•Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•Deferred amounts are then delivered via two deferral vehicles– 75% in the UBS AM Equity Ownership Plan (“AM EOP”) and 25% in the Deferred Contingent Capital Plan (“DCCP”):
•AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Within the AM EOP, a significant portion is aligned to the most representative fund managed by/contributed to by the investment professional to further align their interests with those of UBS AM clients and other stakeholders.
•The DCCP was introduced for performance year 2012 onwards as a key component of UBS AM’s compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.
The DCCP aligns the interests of key employees with the interests of external investors and, alongside the AM EOP, attempts to ensure an appropriate balance between client and other stakeholder alignment.
For equities, fixed income, investment solutions and passive investment areas:
UBS AM uses a key performance indicator (“KPI”)-led model for each business area, aligning business steering logic with strategic priorities. For investment areas, sustainable investment performance is a major component of the KPI model.
Portfolio managers’ performance awards are subject to detailed KPIs, mainly focused on investment performance of relevant client portfolios and funds, and also including some other factors such as risk management and client focus. Investment performance is assessed annually over trailing periods ranging from one to five years against benchmark, performance target, and peers. This helps to ensure that the interests of portfolio managers are aligned with those of UBS AM clients.
For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.
For awards subject to deferral (e.g. above a certain compensation break), UBS AM employees receive at least 75% of their deferred performance awards under the AM EOP and up to 25% under the DCCP. Within the AM EOP, a significant portion is aligned to the most representative fund managed by/contributed to by the investment professional to further align their interests with those of UBS AM clients and other stakeholders. The average deferred performance awards for employees below group execute board level is 3.5 years.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
VIRTUS FIXED INCOME ADVISERS, LLC
Virtus Fixed Income Advisers, LLC (“VFIA”) serves as a Sub-Adviser to the Empower Multi-Sector Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and VFIA dated July 1, 2022. VFIA, a Delaware limited liability corporation with its principal business address at One Financial Plaza, Hartford, Connecticut 06103, is registered as an investment adviser pursuant to the Advisers Act. VFIA is a wholly-owned subsidiary of Virtus Partners, Inc. a provider of asset management solutions for individual and institutional investors.
ECM is responsible for compensating VFIA, which receives monthly compensation for its services at the annual rate of 0.15% of the average daily net asset value of the portion of the Fund VFIA manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
David L. Albrycht, CFA	16	$7,174	3	$227	1	$32	1	$103	0	$0	0	$0
Benjamin L. Caron, CFA	4	$654	0	$0	0	$0	0	$0	0	$0	0	$0
Stephen H. Hooker, CFA	2	$99	0	$0	1	$32	1	$103	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. VFIA makes investment decisions for all accounts (including institutional accounts, mutual funds, closed-end funds, actively managed exchange-traded funds, and UCITS accounts) based on each account’s access to other comparable investment opportunities and VFIA’s desire to treat all accounts fairly and equitably over time. VFIA maintains trade allocation and aggregation policies and procedures to address these potential conflicts.
Compensation
The VFIA compensation package for all investment professionals is outlined below. While the exact percentage of compensation derived from each category will vary slightly from professional to professional and from year to year, on average, the breakdown for professional compensation has been as follows:
•Base Salary: 45% - Each investment professional is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
•Incentive Bonus: 45% - An “incentive bonus” can be defined as a cash award targeted to reward portfolio performance, acquisition of new assets, client feedback, and the achievement of overall firm-wide goals. Incentive bonus pools are based upon individual firm profits and in some instances overall profitability of VFIA’s parent, Virtus Partners, Inc. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.
•Long-Term Bonus: 10% - A “long-term bonus” can be defined as equity options targeted to reward similar performance parameters. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.
Other Benefits: Investment professionals are also eligible to participate in broad-based plans offered generally to VFIA employees, including 401(k), health, and other employee benefit plans.

Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
WELLINGTON MANAGEMENT COMPANY LLP
Wellington Management Company LLP (“Wellington”) serves as a Sub-Adviser to the Empower Core Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Wellington dated April 10, 2017. Wellington, a Delaware limited liability partnership with its principal business address at 280 Congress Street, Boston MA 02210, is registered as an investment adviser pursuant to the Advisers Act. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years.
ECM is responsible for compensating Wellington, which receives monthly compensation for its services at the annual rate of 0.15% of the average daily net asset value on the first $100 million of assets, 0.12% on the next $150 million of assets and 0.10% on all assets over $250 million on the portion of the Fund Wellington manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph F. Marvan, CFA	20	$29,388	26	$8,192	76	$30,093	0	$0	0	$0	1	$152
Campe Goodman, CFA	18	$12,027	18	$8,656	49	$14,979	0	$0	0	$0	1	$152
Robert D. Burn, CFA	18	12,027	14	$7,655	45	$14,768	0	$0	0	$0	1	$152
Material Conflicts of Interest Policy
Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s portfolio managers listed above who are primarily responsible for the day-to-day management of the Fund generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The portfolio managers makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Fund.
The portfolio managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the portfolio managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Marvan, Goodman and Burn also manage accounts which pay performance allocations to Wellington or its affiliates.

Because incentive payments paid by Wellington to the portfolio managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the managers in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given portfolio managers. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s code of ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington receives a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement among Wellington, ECM and Empower Funds on behalf of the Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2022.
Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s portfolio managers includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other portfolio manager is determined by the portfolio manager’s experience and performance in his role as a portfolio manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of a portfolio manager’s manager, using guidelines established by Wellington’s compensation committee, which has final oversight responsibility for base salaries of employees of the firm. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund and generally each other account managed by such portfolio manager. Each portfolio manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund compared to the Bloomberg U.S. Aggregate Bond Index over one-, three- and five-year periods, with an emphasis on five-year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by these portfolio managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each partner is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Marvan and Goodman are partners.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
Principal Underwriter
EFSI serves as principal underwriter and distributor of Empower Funds’ shares. EFSI is an affiliate of ECM and is a broker-dealer registered under the 1934 Act and a member of the FINRA. EFSI is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Service Agreements
Shareholder Services Agreement
Effective April 29, 2020, Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Funds. Pursuant to the Shareholder Services Agreement, Empower receives a Shareholder Services Fee equal to 0.35% of the average daily net asset value of the shares of each of the Investor Class, Investor II Class, Service Class and Class L shares of the Funds. To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity. Prior to April 29, 2020, Empower of America provided the Shareholder Services pursuant to an agreement between Empower Funds and Empower of America. For the fiscal years ended December 31, 2020, 2021 and 2022, Empower and Empower of America were paid the following for their services to the Funds:
Fund	2022	2021	2020
Empower Aggressive Profile Fund	$1,767,534	$2,094,865	$1,763,367
Empower Ariel Mid Cap Value Fund	$383,616	$552,947	$544,006
Empower Bond Index Fund	$4,990,716	$2,620,259	$1,984,061
Empower Conservative Profile Fund	$3,208,230	$3,458,068	$2,918,477
Empower Core Bond Fund	$187,966	$342,874	$222,494
Empower Emerging Markets Equity Fund	$992,792	$411,114	$305,071
Empower Global Bond Fund	$78,592	$97,490	$111,894
Empower Government Money Market Fund	$1,321,423	$2,577,195	$5,861,921
Empower High Yield Bond Fund	$1,032,049	$275,691	$23,626
Empower Inflation-Protected Securities Fund	$17,289	$21,970	$16,307
Empower International Growth Fund	$76,786	$132,715	$138,875
Empower International Index Fund	$2,589,635	$1,145,650	$946,407
Empower International Value Fund	$1,208,834	$829,390	$695,168
Empower Large Cap Growth Fund	$594,159	$684,587	$569,708
Empower Large Cap Value Fund	$1,999,167	$1,273,572	$623,283
Empower Lifetime 2015 Fund	$1,999,011	$2,452,760	$2,333,297
Empower Lifetime 2020 Fund	$1,273,742	$1,239,706	$807,437
Empower Lifetime 2025 Fund	$4,218,249	$5,058,572	$4,626,918
Empower Lifetime 2030 Fund	$1,331,719	$1,238,945	$773,279
Empower Lifetime 2035 Fund	$4,116,180	$4,896,760	$4,293,207
Empower Lifetime 2040 Fund	$966,285	$890,796	$545,206
Empower Lifetime 2045 Fund	$2,668,483	$3,055,401	$2,515,566
Empower Lifetime 2050 Fund	$553,212	$452,583	$262,181
Empower Lifetime 2055 Fund	$1,183,992	$1,355,609	$1,073,858
Empower Lifetime 2060 Fund	$55,228	$33,986	$6,527
Empower Mid Cap Value Fund	$467,514	$555,093	$211,897
Empower Moderate Profile Fund	$5,266,327	$5,961,684	$5,062,696
Empower Moderately Aggressive Profile Fund	$2,503,476	$2,686,867	$2,122,831
Empower Moderately Conservative Profile Fund	$1,848,580	$2,018,532	$1,716,269
Empower Multi-Sector Bond Fund	$572,742	$588,026	$611,116
Empower Real Estate Index Fund	$1,049,143	$442,880	$308,573
Empower S&P 500 Index Fund	$9,724,840	$7,441,675	$5,732,504
Empower S&P Mid Cap 400 Index Fund	$2,454,822	$1,226,263	$787,314
Empower S&P Small Cap 600 Index Fund	$1,838,505	$1,669,204	$1,486,459
Empower SecureFoundation Balanced Fund	$2,624,996	$3,066,265	$2,694,007
Empower Short Duration Bond Fund	$211,602	$195,691	$171,277
Empower Small Cap Growth Fund	$21,518	$28,084	$23,817
Empower Small Cap Value Fund	$231,955	$270,182	$194,155
Empower T. Rowe Price Mid Cap Growth Fund	$2,646,359	$2,739,878	$2,528,727
Empower U.S. Government Securities Fund	$1,537,553	$562,775	$527,125

Rule 12b-1 Plans
Service Class Distribution Plan
The Lifetime Funds and SecureFoundation Balanced Fund (for purposes of this section, the “Fund(s)”) have adopted a distribution or Rule 12b-1 plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for its Service Class shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Service Class shares of the Funds to compensate the Distributor for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Service Class shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Service Class shareholders.
The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of a Fund). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the terms of the Distribution Plan, it continues from year to year with respect to each Fund, provided its continuance is approved annually by votes cast in person or otherwise, as permitted by the 1940 Act rules and interpretations thereunder, at a meeting of the majority of both (a) the Board with respect to the Funds and (b) those directors of Empower Funds who are not “interested persons” of Empower Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Service Class shares of the relevant Fund which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Service Class shares of the relevant Fund. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.
The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Fund and the Service Class shareholders of each Fund.
The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund’s shares, the payment by the Fund of such fees is authorized under the Distribution Plan.
The Distributor has entered into, and will enter into, from time to time, agreements with selected broker-dealers and other financial intermediaries, including insurance companies, (collectively, “financial intermediaries”) pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Service Class shares and/or providing services to shareholders of the Funds’ Service Class shares.
For the fiscal year ended December 31, 2022, the following Rule 12b-1 payments were made to the Distributor for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders:
Fund	Payments[1]	Amount Waived
Empower Lifetime 2015 Fund	$214,820	$0
Empower Lifetime 2020 Fund	$20,310	$0
Empower Lifetime 2025 Fund	$619,969	$0
Empower Lifetime 2030 Fund	$41,553	$0
Empower Lifetime 2035 Fund	$681,710	$0
Empower Lifetime 2040 Fund	$32,399	$0
Empower Lifetime 2045 Fund	$450,791	$0
Empower Lifetime 2050 Fund	$29,368	$0
Empower Lifetime 2055 Fund	$251,884	$0
Empower Lifetime 2060 Fund	$772	$11
Empower SecureFoundation Balanced Fund	$79,022	$0

1
Amount of payments shown does not reflect Rule 12b-1 payments waived by the Distributor with respect to initial seed capital invested by ECM.
Class L Distribution and Service Plan
Certain Funds have adopted a distribution and service or Rule 12b-1 plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for their Class L shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of expenses actually incurred. The plan allows the Class L shares of certain Funds to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sale of Class L shares of the Funds and/or for providing or arranging for the provision of services to such Funds’ Class L shareholders.
The Distribution Plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of a Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the terms of the Distribution Plan, it continues from year to year with respect to each Fund that offers Class L shares, provided its continuance is approved annually by votes cast in person or otherwise, as permitted by the 1940 Act rules and interpretations thereunder, at a meeting of the majority of both (a) the Board with respect to such Funds and (b) those directors of Empower Funds who are not “interested persons” of Empower Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class L shares of the relevant Fund. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any relevant Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class L shares of the relevant Fund. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Rule 12b-1 Plan and the purpose for such expenditures.
The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Fund that offers Class L shares and the Class L shareholders of each such Fund.
The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Fund that offers Class L shares might be considered as indirectly financing any activity which is primarily intended to result in the sale of Class L shares, the payment by such Fund of such fees is authorized under the Distribution Plan.
The Distributor has entered into, and will enter into, from time to time, agreements with financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class L shares and/or providing services to shareholders of the Funds’ Class L shares.
For the fiscal year ended December 31, 2022, the following Rule 12b-1 payments were made to the Distributor for distribution of Class L shares of the Funds and for providing or arranging for the provision of services to Class L shareholders:
Fund	Payments[1]	Amount Waived
Empower Conservative Profile Fund	$21,671	$0
Empower International Value Fund[2]	$112	$0
Empower Lifetime 2015 Fund[3]	$10	$0
Empower Lifetime 2020 Fund[3]	$351	$0
Empower Lifetime 2025 Fund[3]	$50	$0
Empower Lifetime 2030 Fund[3]	$37	$0
Empower Lifetime 2035 Fund[3]	$307	$0
Empower Lifetime 2040 Fund[3]	$59	$0
Empower Lifetime 2045 Fund[3]	$61	$0
Empower Lifetime 2050 Fund[3]	$45	$0
Empower Lifetime 2055 Fund[3]	$30	$0
Empower Moderate Profile Fund	$388,570	$0
Empower Moderately Conservative Profile Fund	$58,791	$0

Fund	Payments[1]	Amount Waived
Empower S&P 500 Index Fund[2]	$1,764	$0
Empower S&P Mid Cap 400 Index Fund	$73,170	$0
Empower S&P Small Cap 600 Index Fund	$48,155	$0
Empower SecureFoundation Balanced Fund	$732,921	$0
Empower T. Rowe Price Mid Cap Growth Fund[2]	$2,404	$0
1
Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by ECM.
2
Class L shares of the Fund were redesignated into Investor Class shares on April 22, 2022.
3
Class L shares of the Fund were redesignated into Service Class shares on April 22, 2022.
Other Service Providers
Custodian
The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for all Funds, other than the portion of the Empower Global Bond Fund sub-advised by Insight North America, LLC, the Profile Funds, the Lifetime Funds, and SecureFoundation Balanced Fund, each of which are self-custodied.
The custodian is responsible for the safekeeping of a Fund’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
Transfer and Dividend Paying Agent
SS&C Global Investor & Distribution Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as Empower Funds’ transfer agent and dividend paying agent.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as Empower Funds’ independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for Empower Funds and provides other audit and related services.
Securities Lending Activities
The following table provides the dollar amounts of income and fees and/or compensation related to each Fund’s securities lending activities during the most recent fiscal year ended December 31, 2022:
Empower Ariel Mid Cap Value Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$48,176
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$3,816
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$29,094
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$32,910
Net income from securities lending activities:	$15,266

Empower Bond Index Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$963,047

Empower Bond Index Fund	December 31, 2022
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$32,797
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$799,032
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$831,829
Net income from securities lending activities:	$131,218

Empower Core Bond Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$182,794
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$4,965
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$157,953
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$162,918
Net income from securities lending activities:	$19,876

Empower Emerging Markets Equity Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$130,346
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$9,563
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$82,521
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$92,084
Net income from securities lending activities:	$38,262

Empower Global Bond Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$57,241
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$2,067
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$46,906
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0

Empower Global Bond Fund	December 31, 2022
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$48,973
Net income from securities lending activities:	$8,268

Empower High Yield Bond Fund Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$622,176
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$60,376
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$320,260
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$380,636
Net income from securities lending activities:	$241,540

Empower Inflation-Protected Securities Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$65,952
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$5,534
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$38,278
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$43,812
Net income from securities lending activities:	$22,140

Empower International Growth Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$329,062
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$9,994
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$279,087
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$289,081
Net income from securities lending activities:	$39,981

Empower International Index Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$1,385,513
Fees and/or compensation for securities lending activities and related services:

Empower International Index Fund	December 31, 2022
Fees paid to securities lending agent from a revenue split	$84,068
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$965,128
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$1,049,196
Net income from securities lending activities:	$336,317

Empower International Value Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$1,302,598
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$86,472
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$870,215
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$956,687
Net income from securities lending activities:	$345,911

Empower Large Cap Growth Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$14,011
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$253
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$12,747
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$13,000
Net income from securities lending activities:	$1,011

Empower Large Cap Value Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$326,352
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$21,922
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$216,736
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0

Empower Large Cap Value Fund	December 31, 2022
Aggregate fees/compensation for securities lending activities:	$238,658
Net income from securities lending activities:	$87,694

Empower Mid Cap Value Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$97,049
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$19,957
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	($2,747)
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$17,210
Net income from securities lending activities:	$79,839

Empower Multi-Sector Bond Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$464,273
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$21,940
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$354,543
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$376,483
Net income from securities lending activities:	$87,790

Empower Real Estate Index Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$96,631
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$2,023
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$86,515
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$88,538
Net income from securities lending activities:	$8,093

Empower S&P 500 Index Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$338,739
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$9,420

Empower S&P 500 Index Fund	December 31, 2022
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$291,634
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$301,054
Net income from securities lending activities:	$37,685

Empower S&P Mid Cap 400 Index Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$366,703
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$95,493
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	($110,773)
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	($15,280)
Net income from securities lending activities:	$381,983

Empower S&P Small Cap 600 Index Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$233,675
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$16,880
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$149,254
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$166,134
Net income from securities lending activities:	$67,541

Empower Short Duration Bond Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$193,671
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$11,362
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$136,856
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$148,218

Empower Short Duration Bond Fund	December 31, 2022
Net income from securities lending activities:	$45,453

Empower Small Cap Growth Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$48,826
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$6,751
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$15,048
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$21,799
Net income from securities lending activities:	$27,027

Empower Small Cap Value Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$75,396
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$9,182
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$29,467
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$38,649
Net income from securities lending activities:	$36,747

Empower T. Rowe Price Mid Cap Growth Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$324,876
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$16,827
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$240,727
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$257,554
Net income from securities lending activities:	$67,322

Empower U.S. Government Securities Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$256,545
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$9,727

Empower U.S. Government Securities Fund	December 31, 2022
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$207,903
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$217,630
Net income from securities lending activities:	$38,915
The Empower Government Money Market Fund, Lifetime Funds, Profile Funds and SecureFoundation Balanced Fund did not participate in any securities lending activities during the most recent fiscal year ended December 31, 2022.
The Bank of New York Mellon is the securities lending agent of the Funds, and provides services to the Funds including the following: coordinating the selection of securities to be loaned to approved borrowers, negotiating the loan terms, monitoring the value of the securities loaned and corresponding collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring dividends, managing recalls of loaned securities and termination of loans, and recordkeeping.
BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions and Selection
Subject to the direction of the Board, ECM or a Sub-Adviser for those Funds which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of Empower Funds’ portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither ECM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of ECM or the Sub-Adviser, as applicable, to seek best execution, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While ECM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of ECM or the Sub-Adviser, as applicable, in seeking best execution means the Funds will not necessarily pay the lowest spread or commission available.
Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in OTC equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such OTC transactions with dealers acting as principal usually include an undisclosed “mark-up” or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading OTC securities on a disclosed fee basis, resulting in payment by the applicable Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.
In selecting brokers and dealers through which to effect portfolio transactions for Empower Funds, ECM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause a Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. The arrangements under which ECM and the Sub-Advisers may do so include client commission arrangements. Under client commission arrangements, brokers to which a Fund has paid a commission may pay a portion of the commission to third-party providers of research services. Such investment research information or services provided ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions, as well as other investment research information or services within the eligibility requirements of Section 28(e) of the 1934 Act. Some investment research information or services may be used by ECM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where

ECM or a Sub-Adviser, as applicable, uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by ECM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.
ECM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for a Fund, the transactions of which are directed to the broker or dealer providing the investment research information or services.
If in the best interests of both one or more Funds and other ECM client accounts, ECM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain more favorable execution. When this occurs, ECM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, ECM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold. A Sub-Adviser may also aggregate its purchases or sales of securities for a Fund and other client accounts in accordance with applicable law and the Sub-Adviser’s policies and procedures.
No brokerage commissions were paid by the Empower Bond Index, Empower Core Bond, Empower Government Money Market, Empower U.S. Government Securities, Profile, Lifetime or SecureFoundation Balanced Funds for the fiscal years ended December 31, 2020, 2021 and 2022. For the fiscal years ended December 31, 2020, 2021 and 2022 the Funds paid commissions as follows:
Fund Name	2022	2021	2020
Empower Ariel Mid Cap Value Fund	$157,150	$133,052	$203,737
Empower Emerging Markets Equity Fund	$832,540	$1,018,906	$713,026
Empower Global Bond Fund	$237	$0	$0
Empower High Yield Bond Fund	$5,543	$7,258	$6,261
Empower International Growth Fund	$179,366	$173,807	$180,766
Empower International Index Fund	$38,634	$24,437	$11,770
Empower International Value Fund	$359,995	$146,225	$176,117
Empower Large Cap Growth Fund	$100,375	$104,569	$138,437
Empower Large Cap Value Fund	$195,287	$253,106	$316,964
Empower Mid Cap Value Fund	$168,405	$164,254	$199,322
Empower Multi-Sector Bond Fund	$4,245	$3,158	$3,732
Empower Real Estate Index Fund	$10,123	$20,854	$16,667
Empower S&P 500® Index Fund	$20,826	$39,523	$35,890
Empower S&P Mid Cap 400® Index Fund	$47,098	$28,798	$39,529
Empower S&P Small Cap 600® Index Fund	$44,701	$47,078	$59,315
Empower Short Duration Bond Fund	$0	$0	$4,800
Empower Small Cap Growth Fund	$123,131	$107,198	$169,824
Empower Small Cap Value Fund	$378,559	$335,115	$415,271
Empower T. Rowe Price Mid Cap Growth Fund	$317,934	$191,135	$316,228
Great-West Invesco Small Cap Value Fund[1]	$0	$0	$278,905
1
The Fund merged into the Empower Small Cap Value Fund on October 15, 2020.
Regular Broker-Dealers
The Funds are required to identify any securities of their “regular brokers or dealers” (as defined under Rule 10b-1 of the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. Regular brokers or dealers of the Funds are the ten brokers or dealers that, during the most recent fiscal year, (1) received the greatest dollar amounts of brokerage commissions from each Fund’s portfolio transactions, (2) engaged as principal in the largest dollar amounts of portfolio transactions of each Fund, or (3) sold the largest dollar amounts of each Fund’s shares.

During the fiscal year ended December 31, 2022, certain Funds held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Fund as of the fiscal year ended December 31, 2022.
Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Empower Ariel Mid Cap Value Fund
Goldman Sachs & Co.	$5,480
Empower Bond Index Fund
JP Morgan Securities LLC	$17,695
Citigroup Global Markets, Inc.	$14,187
Morgan Stanley & Co. LLC	$11,571
Goldman Sachs & Co.	$11,110
Barclays Capital, Inc.	$2,699
Credit Suisse Securities (USA) LLC	$2,427
Merrill Lynch, Pierce, Fenner & Smith Inc.	$506
Empower Core Bond Fund
JP Morgan Securities LLC	$5,417
Credit Suisse Securities (USA) LLC	$4,567
Morgan Stanley & Co. LLC	$4,458
Citigroup Global Markets, Inc.	$4,361
Barclays Capital, Inc.	$1,843
Goldman Sachs & Co.	$1,238
Merrill Lynch, Pierce, Fenner & Smith Inc.	$440
UBS Securities LLC	$377
Empower Global Bond Fund
Credit Suisse Securities (USA) LLC	$4,010
JP Morgan Securities LLC	$3,103
Morgan Stanley & Co. LLC	$2,237
UBS Securities LLC	$1,940
Citigroup Global Markets, Inc.	$468
Empower High Yield Bond Fund
Credit Suisse Securities (USA) LLC	$143
Empower Inflation-Protected Securities Fund
JP Morgan Securities LLC	$2,883
Morgan Stanley & Co. LLC	$880
Citigroup Global Markets, Inc.	$838
Empower International Index Fund
UBS Securities LLC	$6,289
Barclays Capital, Inc.	$3,080
Credit Suisse Securities (USA) LLC	$1,074
Empower International Value Fund
UBS Securities LLC	$20,759
Barclays Capital, Inc.	$3,010
Empower Large Cap Growth Fund
Morgan Stanley & Co. LLC	$4,145
Empower Large Cap Value Fund
Goldman Sachs & Co.	$26,339
Citigroup Global Markets, Inc.	$17,606
JP Morgan Securities LLC	$13,535
Morgan Stanley & Co. LLC	$5,201
Empower Multi-Sector Bond Fund
Credit Suisse Securities (USA) LLC	$3,404

Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Barclays Capital, Inc.	$3,378
JP Morgan Securities LLC	$2,429
Goldman Sachs & Co.	$2,110
Morgan Stanley & Co. LLC	$875
Citigroup Global Markets, Inc.	$474
UBS Securities LLC	$347
Empower S&P 500® Index Fund
JP Morgan Securities LLC	$43,757
Goldman Sachs & Co.	$12,935
Morgan Stanley & Co. LLC	$12,468
Citigroup Global Markets, Inc.	$9,702
Empower Short Duration Bond Fund
JP Morgan Securities LLC	$11,046
Citigroup Global Markets, Inc.	$7,587
Morgan Stanley & Co. LLC	$6,075
Barclays Capital, Inc.	$2,898
Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from a Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. EAFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, are not considered a factor in the selection of broker-dealers to execute Empower Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in each Fund’s prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
CAPITAL STOCK AND OTHER SECURITIES
Capital Stock
Description of Shares
Shares of beneficial interest of each Fund are redeemable at their net asset value at the option of the shareholder or at the option of the Fund in certain circumstances. Empower Funds allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on Empower Funds’ books of account, and are charged with the expenses of such Fund and its respective classes. Empower Funds allocates any general expenses of Empower Funds not readily identifiable as belonging to a particular series of Empower Funds by or under the direction of the Board, primarily on the basis of a Fund’s relative net assets, or other relevant factors.

Multiple Class Structure
The Board has adopted a multiple class plan, as amended from time to time, pursuant to Rule 18f-3 under the 1940 Act. Funds that offer only two classes of shares do not have sales charges or distribution fees. Certain Funds offer three or more classes of shares. The Institutional Class, Investor Class and Investor II Class shares offered with certain Funds do not have sales charges or distribution fees. The Class L and Service Class shares offered with certain Funds do not have sales charges but have a distribution and service fee (or 12b-1 fee).
•Each Fund currently offers Institutional and Investor Class shares.
•The Empower Large Cap Value Fund currently also offers Investor II Class shares.
•Each of the Lifetime Funds and the SecureFoundation Balanced Fund currently also offer Service Class shares.
•The Empower Conservative Profile Fund, Empower Moderate Profile Fund, Empower Moderately Conservative Profile Fund, Empower S&P Mid Cap 400 Index Fund, Empower S&P Small Cap 600 Index Fund and SecureFoundation Balanced Fund currently also offer Class L shares.
Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. There are no material obligations or potential liabilities associated with owning a Fund’s shares except the investment risks described in the Funds’ prospectus and summary prospectuses, and in this SAI in the section “Description of the Funds’ Investments and Risks.” Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Additional classes of shares may be authorized in the future.
Voting Rights
The shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. A Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets. If not so terminated, Empower Funds and each Fund will continue indefinitely.
Shareholders of each Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es). The voting rights of each class of shares can only be modified by a majority vote of that class.
Dividends rights, the right of redemption, and exchange privileges are described in each Fund’s prospectus. There are no sinking fund provisions.
Forum Selection
Unless Empower Funds consents in writing to the selection of an alternative forum, the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of Empower Funds, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Empower Funds to Empower Funds or Empower Funds’ stockholders, (3) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or Empower Funds’ Articles of Incorporation or By-Laws, (4) any action to interpret, apply, enforce or determine the validity of Empower Funds’ Articles of Incorporation or By-Laws or (5) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of Empower Funds shall be (a) deemed to have notice of and consented to the provisions of this Article, and (b) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described herein.
If any Covered Action is filed in a court other than the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (1) the personal jurisdiction of the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado in connection with any action brought in any such courts to enforce the first paragraph hereof (an “Enforcement Action”) and (2) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

If any provision or provisions in Article XVI of Empower Funds’ By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article XVI of Empower Funds’ By-Laws (including, without limitation, each portion of any sentence of Article XVI of Empower Funds’ By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.
TAXATION OF THE FUNDS
The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in its prospectus. No attempt is made to present a detailed explanation of the tax treatment of Empower Funds or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Fund will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal income tax on its income and gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. A Fund will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.
In addition to satisfying the Distribution Requirement, a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “Income Requirement”). A Fund is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. Each Fund also intends to comply with the investment diversification requirements of Code Section 817(h) so that variable contract holders that have chosen a Fund as an investment option under their contracts will continue to qualify for tax deferral. If a Fund fails to comply with the diversification and other requirements of Code Section 817(h) and the regulations thereunder, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts. The requirements for qualification as a RIC and the requirements of Code section 817(h) may limit the extent to which a Fund may invest in some investments.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders. In addition, if for any taxable year a Fund fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must be derived from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.
If a Fund were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund’s shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Fund might also be required to pay to the Internal Revenue Service (the “IRS”) interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to federal income tax on the excess (if any) of the fair market value of the Fund’s assets over the Fund’s basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.
If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s net asset value.
Excise Tax on RICs
In order to avoid liability for a 4% federal excise tax on undistributed income, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Funds intend to qualify for an exception or make sufficient distributions or deemed distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Taxation of Fund Investments
Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.
In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Fund makes the election to include market discount in income currently).
A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
A Fund’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund or defer the Fund’s losses. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.
A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
As a result of entering into swap agreements, a Fund may make or receive net periodic payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Net periodic payments received by a Fund will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).
The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification for treatment as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Income Requirement. However, under the diversification requirements under Subchapter M of the Code, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the excise tax discussed above. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.
To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.
If a Fund receives a so-called “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produces passive income or is held for the production of passive income or 75% or more of its gross income for the taxable year is passive income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock may be treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. In some circumstances, a Fund may not be able to make available elections.
Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
UNDERWRITERS
The principal underwriting agreement between Empower Funds and EFSI calls for EFSI to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of Empower Funds, which are continuously offered at net asset value. The principal underwriter did not retain any underwriting commissions during the fiscal years ended December 31, 2020, 2021 and 2022.
Compensation received by the principal underwriter during the Funds’ fiscal year ended December 31, 2022:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Empower Financial Services, Inc.	$0	$0	$0	$0
FINANCIAL STATEMENTS
Empower Funds’ audited financial statements and financial highlights as of December 31, 2022, together with the notes thereto and the report of Deloitte & Touche LLP, an independent registered public accounting firm, are incorporated by reference to Empower Funds’ Forms N-CSR filed via EDGAR on March 1, 2023 (File No. 811-03364). The hyperlinks to the Empower Funds’ Annual Reports are below:
Empower Funds’ Annual Reports
Empower Ariel Mid Cap Value Fund	Empower Multi-Sector Bond Fund
Empower Bond Index Fund	Empower Real Estate Index Fund
Empower Core Bond Fund	Empower S&P 500 Index Fund
Empower Emerging Markets Equity Fund	Empower S&P Mid Cap 400 Index Fund
Empower Global Bond Fund	Empower S&P Small Cap 600 Index Fund
Empower Government Money Market Fund	Empower Short Duration Bond Fund
Empower High Yield Bond Fund	Empower Small Cap Growth Fund
Empower Inflation-Protected Securities Fund	Empower Small Cap Value Fund
Empower International Growth Fund	Empower T. Rowe Price Mid Cap Growth Fund
Empower International Index Fund	Empower U.S. Government Securities Fund
Empower International Value Fund	Empower Profile Funds
Empower Large Cap Growth Fund	Empower Lifetime Funds
Empower Large Cap Value Fund	Empower SecureFoundation Balanced Fund
Empower Mid Cap Value Fund

APPENDIX A
Long Term Obligation Ratings by Moody’s
Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Long Term Obligation Ratings by S&P
AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
A-1

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short Term Obligation Ratings by Moody’s
P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short Term Obligation Ratings by S&P
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Short Term Obligation Ratings by Fitch
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
A-2

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C. High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A-3

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
A copy of Empower Funds’ proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.
Empower Funds, Inc.
Investment Company Compliance Policies and Procedures
Proxy Voting Procedures
Policy
It is the policy of Empower Funds, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, Empower Capital Management, LLC (“ECM”) as part of ECM’s general management of the Fund. In certain circumstances the Fund and ECM may employ a sub-adviser to act with ECM as designated in the applicable sub-advisory agreement and ECM normally assigns proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.
Procedures
The following are the procedures adopted by the Fund for the administration of this policy:
1.
On an annual basis the Fund will review the policies and procedures and voting guidelines for ECM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares.
2.
The Fund at any time reserves the right to revoke in whole or in part the delegation to ECM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.
3.
The sub-adviser will provide to the Fund a report of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year. The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX for the 12-month period from July 1 to June 30 not later than August 31 of each year. The Form N-PX must contain information to comply with section 30 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 30b1-4 thereunder (17 CFR 270.30b1-4).
4.
The Fund shall include in all future registration statements:a) A description of the Fund’s proxy voting policy and procedures, including voting guidelines; andb) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
5.
The Fund shall include in its Annual and Semi-Annual Reports to shareholders:a) A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website. b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
6.
The Fund shall review the proxy voting policies and procedures of ECM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 of the 1940 Act, as amended.
Responsibility
Under the supervision of the CCO, the Compliance Department, together with the Investment Operations Department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of forms required under the 1940 Act. Compliance is responsible for maintaining the Fund’s policy.
Related Information: Empower Capital Management’s Policy Voting Policy

Empower Capital Management, LLC
Investment Adviser Compliance Policies and Procedures
Proxy Voting
Background
ECM’s clients include registered investment companies, collective investment funds, or accounts that serve as investment options for insurance company separate accounts. Included among ECM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying series of managed portfolios of ECM’s clients or other registered investment companies unaffiliated with ECM’s clients, i.e., a Fund of Funds.
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to:
•adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients;
•which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;
•to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities;
•to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and
ECM will also maintain certain records relating to the adviser’s proxy voting activities if the adviser does have proxy voting authority.
ECM does not normally receive proxies to vote since it invests only in fixed income securities, such as bonds, treasury notes etc.
Policy
ECM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients; however, ECM delegates this responsibility to its subadvisers as memorialized in the respective subadvisory agreements. ECM must confirm that each subadviser maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. Each subadviser’ s policy and practice must include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Voting Proxies of Underlying Funds of a Fund of Funds
ECM’s Client Fund of Funds is not the Sole Shareholder of an Underlying Fund
With respect to voting proxies related to the shares of an underlying fund (an Underlying Fund) held by a client of ECM operating as a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act and when the Underlying Fund has unaffiliated shareholders other than the Fund of Funds, ECM will– to the extent that it is practically able to do so– vote proxies of the Underlying Fund held by the Fund of Funds in the same proportion as the vote of all other shareholders of such Underlying Fund shares.
ECM’s Client Fund of Funds Affiliated with an Underlying Fund
To avoid any potential conflict of interest that may arise when a client of ECM owns the shares of another ECM client, i.e., as may be the case when ECM manages a portfolio of assets which holds shares of other ECM managed asset portfolios, ECM will generally echo vote such shares where possible. Echo voting is a process where ECM– to the extent that it is practicably possible– votes a client’s shares in the same proportion as the vote of all the other shareholders of that client’s shares.

ECM may, in certain circumstances, vote in accordance with the recommendation of an Underlying Fund’s board. This may be deemed appropriate in circumstances where the Underlying Fund’s board also oversees the fund of funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the Fund of Funds and the Underlying Fund, in order to align the interests of all shareholders.
Voting Proxies with Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and ECM
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and ECM relating to the proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
Special Considerations with Respect to Voting Proxies of Underlying Unaffiliated Investment Companies Held by a Fund of Funds
Neither ECM nor a sub-adviser to a Fund of Funds may hold (either individually or in the aggregate) voting shares of an investment company equal to or in excess of 25% of that investment company’s total outstanding voting shares. For purposes of this policy, voting shares held in the aggregate include those voting shares owned or controlled by members of an Advisory Group1 or a Sub-Advisory Group2. Should a Fund of Funds become a 25% or more holder in the aggregate of voting shares of an investment company due to that investment company’s reduction in voting shares ECM or the sub-adviser must vote in proportion to the remaining shareholder votes for any investment company as set forth herein for ECM or the sub-advisor, as applicable.

1. An Advisory Group includes those groups under common control as defined under Section 2(a)(9) of the 1940 Act and for purposes of this policy means ECM, any person controlling, controlled by, or under common control with ECM, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act that is advised or sponsored by ECM or any person controlling, controlled by, or under common control with ECM.

2. A Sub-Advisory Group includes any sub-adviser to a Fund of Funds within the meaning of Section 2(a)(20)(B) of the 1940 Act, any person controlling, controlled by, or under common control with the sub-adviser, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised or sponsored by the sub-adviser or any person controlling, controlled by, or under common control with the sub-adviser.
Responsibility
The Legal department receives and compiles information from the subadvisers regarding voting information annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

AMUNDI US PROXY VOTING
POLICY
Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’ policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.
Amundi US’ sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.
Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.
It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.
Amundi US’ clients may request copies of their proxy voting records and of Amundi US’ proxy voting policies and procedures by either sending a written request to Amundi US’ Proxy Coordinator, or clients may review Amundi US’ proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’ Form ADV (Part II), by separate notice to the client or by other means.
APPLICABILITY
This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’ investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’ position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.
PURPOSE
The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’ Chief of Staff US Investment Management (the “Proxy Coordinator”).
PROCEDURES
Proxy Voting Service
Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.
Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’ clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’ voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral Items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’ proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’ guidelines or where Amundi US’ guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities Lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’ lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’ instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
Share-Blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Amundi US’ Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’ proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.
Form N-PX
The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.
PROXY VOTING GUIDELINES
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
•Corporate name change.
•A change of corporate headquarters.
•Stock exchange listing.
•Establishment of time and place of annual meeting.
•Adjournment or postponement of annual meeting.
•Acceptance/approval of financial statements.
•Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
•Approval of minutes and other formalities.
•Authorization of the transferring of reserves and allocation of income.
•Amendments to authorized signatories.
•Approval of accounting method changes or change in fiscal year-end.
•Acceptance of labor agreements.
•Appointment of internal auditors.
Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’ goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors
We normally vote for proposals to:
•Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
•Seek bids from other auditors.
•Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
•Indemnify auditors.
•Prohibit auditors from engaging in non-audit services for the company.
Board of Directors
On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.
General Board Issues
Amundi US will vote for:
•Audit, compensation and nominating committees composed of independent directors exclusively.
•Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
•Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
•Election of an honorary director.
We will vote against:
•Minimum stock ownership by directors.
•Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•Requirements for union or special interest representation on the board.
•Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
•Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of Directors
In uncontested elections of directors we will vote against:
•Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
•Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:
•Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
•Directors who appear to lack independence or are associated with poor corporate or governance performance.
We will vote on a case-by case basis on these issues:
•Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
•Contested election of directors.
•Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
•Mandatory retirement policies.
•Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
•Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.
Takeover-Related Measures
Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Amundi US will vote for:
•Cumulative voting.
•Increasing the ability for shareholders to call special meetings.
•Increasing the ability for shareholders to act by written consent.
•Restrictions on the ability to make greenmail payments.
•Submitting rights plans to shareholder vote.
•Rescinding shareholder rights plans (“poison pills”).
•Opting out of the following state takeover statutes:
•Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
•Control share cash-out provisions, which require large holders to acquire shares from other holders.
•Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
•Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
•Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
•Fair price provisions.
•Authorization of shareholder rights plans.
•Labor protection provisions.
•Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:

•Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
•Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
•Proposals that allow shareholders to nominate directors.
We will vote against:
•Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
•Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
•Classes of shares with unequal voting rights.
•Supermajority vote requirements.
•Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
•Extension of advance notice requirements for shareholder proposals.
•Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
•Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital Structure
Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Amundi US will vote for:
•Changes in par value.
•Reverse splits, if accompanied by a reduction in number of shares.
•Shares repurchase programs, if all shareholders may participate on equal terms.
•Bond issuance.
•Increases in “ordinary” preferred stock.
•Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
•Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•Increase in authorized common stock. We will make a determination considering, among other factors:
•Number of shares currently available for issuance;
•Size of requested increase (we would normally approve increases of up to 100% of current authorization);
•Proposed use of the proceeds from the issuance of additional shares; and

•Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
•Proposals to submit private placements to shareholder vote.
•Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.
Amundi US will vote for:
•401(k) benefit plans.
•Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
•Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
•Amendments to performance plans to conform with OBRA;
•Caps on annual grants or amendments of administrative features;
•Adding performance goals; and
•Cash or cash-and-stock bonus plans.
•Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•Require that option repricing be submitted to shareholders.
•Require the expensing of stock-option awards.
•Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
•Shareholder proposals seeking additional disclosure of executive and director pay information.
•Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
•The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
Dilution = (A + B + C) / (A + B + C + D), where
A = Shares reserved for plan/amendment,
B = Shares available under continuing plans,
C = Shares granted but unexercised and
D = Shares outstanding.

•The plan must not:
- Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.
-Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
•We are generally in favor of proposals that increase participation beyond executives.
•We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
•We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
•We generally support proposals asking companies to adopt stock holding periods for their executives.
•All other employee stock purchase plans.
•All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
•Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•Elimination of stock option plans.
We will vote on a case-by case basis on these issues:
•Limits on executive and director pay.
•Stock in lieu of cash compensation for directors.
Corporate Governance
Amundi US will vote for:
•Confidential voting .
•Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•Bundled proposals. We will evaluate the overall impact of the proposal.
•Adopting or amending the charter, bylaws or articles of association.
•Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•Limitations on stock ownership or voting rights.

•Reduction in share ownership disclosure guidelines.
Mergers and Restructurings
Amundi US will vote on the following and similar issues on a case-by-case basis:
•Mergers and acquisitions.
•Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•Debt restructurings.
•Conversion of securities.
• Issuance of shares to facilitate a merger.
•Private placements, warrants, convertible debentures.
•Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Investment Companies
Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.
Amundi US will vote for:
•Establishment of new classes or series of shares.
•Establishment of a master-feeder structure.
Amundi US will vote on a case-by-case basis on:
•Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•Approval of new or amended advisory contracts.
•Changes from closed-end to open-end format.
•Election of a greater number of independent directors.
•Authorization for, or increase in, preferred shares.
•Disposition of assets, termination, liquidation, or mergers.
•Classified boards of closed-end funds, but will typically support such proposals.
In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.
Environmental and Social Issues
Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.
When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:
•Conduct studies regarding certain environmental or social issues;
•Study the feasibility of the company taking certain actions with regard to such issues; or
•Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.
In general, Amundi US believes these issues are important and should receive management attention.
Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.
When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:
•approval of the proposal helps improve the company’s practices;
•approval of the proposal can improve shareholder value;
•the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
•the company has already put appropriate action in place to respond to the issue contained in the proposal;
•the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
•the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.
In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.
Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
CONFLICTS OF INTEREST
Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.
A conflict of interest occurs when Amundi US’ interests interfere, or appear to interfere, with the interests of Amundi US’ clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
•An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);
•An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated; or
•Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decisions Not to Vote Proxies
Although it is Amundi US’ general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.
SUPERVISION
ESCALATION
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
TRAINING
Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
RELATED POLICIES AND PROCEDURES
Amundi US’ Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

RECORD KEEPING
The Proxy Coordinator shall ensure that Amundi US’ proxy voting service:
•Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•Retains a record of the vote cast;
•Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•Is able to promptly provide Amundi US with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•A record memorializing the basis for each referral vote cast;
•A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
• A copy of any recommendation or analysis furnished by the proxy voting service; and
•A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.
Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.
RELATED REGULATIONS
Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4)-6, Rule 204-2
ADOPTED BY THE PIONEER FUNDS’ BOARDS OF TRUSTEES
October 5, 2004
EFFECTIVE DATE:
October 5, 2004
REVISION DATE:September 2009, December 2015, August 2017, February 2019 and January 2021

ARIEL INVESTMENTS, LLC
Summary of Proxy Policies and Procedures
December 2022
In accordance with applicable regulations and law, Ariel Investments, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each client who delegates proxy voting authority to Ariel and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third-party fiduciary vote proxies. Some clients who delegate proxy voting authority to Ariel may give Ariel specific proxy voting instructions that could be contrary to Ariel’s Guidelines and thus, Ariel could vote differently for those clients than it votes for other clients in the same strategy.
Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.
Ariel’s Domestic Strategies
As part of our domestic strategies’ investment process, Ariel places significant emphasis on a company’s management, its Board and its activities. We view proxy voting as an extension of our core research and engagement efforts. As such, we integrate material environmental, social, and governance (“ESG”) issues into our proxy voting decisions consistent with our fiduciary obligation to clients. Ariel looks for companies with high quality management, as represented by their industry experience, and their management of material ESG issues. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. Accordingly, it is generally Ariel’s policy to give considerable weight to the recommendation of a company’s management on any issue, including but not limited to instances where the Ariel team is engaged in direct dialogue with management.
Ariel has established general guidelines for voting clients’ proxies. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel analyst who follows the company, the head of ESG, as well as Ariel’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning.
If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and is not the product of a conflict.
Voting Limitations
Ariel generally will not vote its clients’ proxies in the following circumstances:
•For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process, or if an Ariel client chooses to invest its cash in a money market fund).
•In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.
•For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
•In those international markets where share blocking applies due to liquidity constraints.
•In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian can timely re-register the shares.
•In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.
•If a client’s custodian is unable to retrieve and deliver ballots to Ariel’s proxy voting service (ISS).
•In those international markets which will not accept split ballots from the omnibus account of a custodian.

Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.
For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to Ariel Investments, LLC at 200 East Randolph Street, Suite 2900, Chicago, IL 60601.

FRANKLIN TEMPLETON INSTITUTIONAL, LLC
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
Franklin Equity Group, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC- registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.
The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.
Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Weight Given Management Recommendations
One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment

Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Rejected Votes
Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
Securities on Loan
The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.
Split Voting
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Bundled Items
If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.
Appendix A
These Proxy Policies apply to accounts managed by personnel within Franklin Equity Group, which includes the following Investment Managers:
Franklin Advisers, Inc. (FAV) Franklin Templeton Institutional, LLC
Franklin Templeton Portfolio Advisors, Inc. (FTPA)
The following Proxy Policies apply to FAV only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.
For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ.
Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
The following Proxy Policies apply to FTPA only:
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
In certain SMA programs, typically where the SMA program sponsor has not elected for the Investment Manager to vote proxies, or where the Investment Manager only provides non-discretionary management services to the SMA program, the Investment Manager will not be delegated the responsibility to vote proxies held by the SMA program accounts. Instead, the SMA program sponsor or another service provider will generally vote these proxies. Clients in SMA programs should contact the SMA program sponsor for a copy of the program sponsor’s proxy voting policies.

Policy, Procedures and Guidelines for GSAM Global Proxy Voting
2022 Edition
March 2022
PART I:
GOLDMAN SACHS ASSET MANAGEMENT POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
A: Our Approach to Proxy Voting
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
B: The Proxy Voting Process
Public Equity Investments
Fundamental Equity Team
The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

GS Investment Strategies Portfolio Management
Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines and Recommendations as discussed below unless an override is requested.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where we place client assets with managers outside of Asset Management, for example within our AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.
C: Implementation
We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes. If the Proxy Service or Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.
Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are voted in the same manner.
Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond our control and may not be satisfied in time for us to vote the shares in question.
We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.

D. Conflicts of Interest
Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
PART II
GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY
The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
Region: Americas
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.
Business Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•An auditor has a financial interest in or association with the company, and is therefore not independent;
•There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
Reincorporation Proposals
We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•Whether the company has the following good governance features:
•Majority independent board;

•Independent key committees;
•An annually elected board;
•A majority vote standard in uncontested director elections;
•The absence of a poison pill, unless the pill was approved by shareholders; and/or
•Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.
Voting on Director Nominees in Uncontested Elections
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST or WITHHOLD from members of the Nominating Committee:
•At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;
•At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;
•At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets.
Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.

Vote AGAINST or WITHHOLD from individual directors who:
•Sit on more than five public company boards;
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Director Independence
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:
•The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Director Accountability
Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Compensation Committee
See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.
Nominating/Governance Committee
Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:
•The company has opted into, or failed to opt out of, state laws requiring a classified board structure;
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.

Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Other Board Related Proposals (Management and Shareholder)
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.

Shareholder Proposals Regarding Board Declassification
We will generally vote FOR proposals requesting that the board adopt a declassified board structure.
Majority Vote Shareholder Proposals
We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post- election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
We will generally vote FOR shareholder proposals to restore or provide cumulative unless:
•The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.
Executive and Non- Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•Pay for Performance Disconnect;
•We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR

(“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•Broad-based participation;
•Limits on employee contributions;
•Company matching contributions; and
•Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•Rationale for the re-pricing;
•If it is a value-for-value exchange;
•If surrendered stock options are added back to the plan reserve;
•Option vesting;
•Term of the option--the term should remain the same as that of the replaced option;
•Exercise price--should be set at fair market or a premium to market;
•Participants--executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Retention Holding Period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
Compensation Committee
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast.
4.
Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•The company has a history of strong governance practices.
Special Meetings Arrangements
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•a shareholder-approved poison pill in place; or
•adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
5.
Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;

•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and the stated rationale for the transaction, including discussions of timing.
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;

•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.
Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or
•The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or

•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence
•Number of directors on the board
•Lack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
•At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•Employee or executive of the company;
•Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•Government representative;
•Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;
•A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (a cooling off period may be applied);
•Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.
Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•Pay for Performance Disconnect;
•We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast.
•Remuneration structure is widely inconsistent with local market best practices or regulations.
4.
Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5.
Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.
1.
Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or
•The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence
•Number of directors on the board
•Lack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets.
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence
Classification of Directors
Executive Director
•Employee or executive of the company;
•Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•Government representative;
•Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;
•A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (a cooling off period may be applied);
•Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;

•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.
Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•Pay for Performance Disconnect;
•We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast.
•Remuneration structure is widely inconsistent with local market best practices or regulations.
4.
Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5.
Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and the stated rationale for the transaction, including discussions of timing.

6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1.
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are concerns about the accounts presented or audit procedures used; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or

•The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
2.
Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence

•Number of directors on the board
•Lack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.
Director Independence
Classification of Directors
Inside Director
•Employee or executive of the company;
•Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is/was also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•Government representative;
•Currently provides or previously provided professional services to the company or to an affiliate of the company;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains
•transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who worked at the company’s external audit firm (auditor).
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)

•Former executive;
•Any director who has served at a company as an outside director for 12 years or more;
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
•“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.
Independent Non-Executive Directors (independent outsider)
•No material connection, either directly or indirectly, to the company other than a board seat.
At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.
At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.
Director Accountability
Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed;
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.
Statutory Auditor Elections
Statutory Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”.
Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or

•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
3.
Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY- CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.
Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti- takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
5.
Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;

•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Hotchkis & Wiley Capital Management
Proxy Policy
OUR MANDATE
Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that encourages sustainable business practices which in turn maximizes long-term shareholder value.
There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.
OUR PROCESS
Analyst Role
To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company makes them the best person to apply our policy to a particular company’sproxy ballot.
Voting Resources
To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third-party proxy research (Institutional Shareholder Services “ISS” sustainability and climate benchmarks) and third-party ESG analysis (Morgan Stanley Capital International “MSCI”).
Engagement
As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.
If our policy recommendation is contrary to management’s recommendation, our analyst is expected, but not required, to engage management. If the ballot issue is a materially important issue (i.e., the issue impacts the intrinsic value of the company), the analyst is required to engage with the company. Based on the engagement and the analyst’s investment judgment, the analyst will submit a vote instruction to the Managing Director of Portfolio Services via email.
Collaboration
We are not “activists” and we do not form “groups” as defined by the SEC. However, we do engage with other institutional shareholders on important ESG proxy matters.
Exceptions To Policy
Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy. Typical rationales include the issue raised is not material, the proposal is moot (e.g., the company already complies with proposal), the company has a credible plan to improve, policy does not fit unique circumstances of company, analyst’s assessment of the issue is in-line with intent of policy, or the proposal usurps management's role in managing the company.
Exceptions to policy are reviewed annually by the ESG Investment Oversight Group.
Administration
The Managing Director of Portfolio Services coordinates the solicitation of analysts’ votes, the collection of exception rationales, and the implementation of those votes by our third- party proxy advisor, ISS.

CONFLICTS OF INTEREST
All conflicts of interest are adjudicated based on what is deemed to be in the best interest of our clients and their beneficiaries. Our Proxy Oversight Committee (“POC”) is responsible for reviewing proxies voted by the firm to determine that the vote was consistent with established guidelines in situations where potential conflicts of interests may exist when voting proxies. In general, when a conflict presents itself, we will follow the recommendation of our third-party proxy advisor, ISS.
OVERSIGHT AND ROLES
ESG Investment Oversight Group
The ESG Investment Oversight Group is responsible for overseeing all ESG investment related issues. This mandate includes oversight of proxy voting policies and procedures as they relate to investment activity including the monitoring of proxy engagements, review of proxy voting exceptions and rationales, assessment of proxy voting issues, determination of ESG proxy goals, and education of investment staff on proxy matters. The group is staffed by members of the investment team and reports to the firm’s Chief Executive Officer.
Proxy Oversight Committee
The Proxy Oversight Committee is responsible for overseeing proxy administration and conflicts of interest issues. The committee is comprised of the Chief Operating Officer, Chief Compliance Officer, the chair of the ESG Investment Oversight Group, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This committee manages our third-party proxy advisory relationship.
Investment Analyst
The investment analyst is responsible for analyzing and voting all proxies. The investment analyst has the final authority on individual proxy votes. The ESG Investment Oversight Group has final authority on creating and amending the proxy policy.
VOTING GUIDELINES
This section summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.
These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.
•Boards and Directors
•Environmental and Social Matters
•Auditors and Related Matters
•Shareholder Rights
•Capital and Restructuring
•Executive and Board Compensation
•Routine and Miscellaneous Matters
BOARDS AND DIRECTORS
Board Independence
We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non-independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.

Board Composition
We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.
We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.
Board Diversity
Boards should consider diversity when nominating new candidates, including gender, race, ethnicity, age, and professional experience. We encourage companies to have at least one female and one diverse (e.g., race, ethnicity) director or have a plan to do so.
Board Size
We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.
Board Tenure
In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.
Classified Boards
We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.
Cumulative Voting
Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.
Independent Board Chair
Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.
Proxy Contests
Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.
Risk Oversight
Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.
ENVIRONMENTAL AND SOCIAL MATTERS
We believe the oversight of ESG risks is an important responsibility of the board of directors and is a prerequisite for a well-managed company. Transparent disclosures are necessary to identify and evaluate environmental and social risks and opportunities. A lack of transparency will increase the likelihood that environmental and social risks are not being sufficiently managed/limited/mitigated. In general, we will engage companies with substandard disclosure to encourage them to provide adequate disclosure on E&S risks that typically align with Sustainability Accounting Standards Board (“SASB”) recommendations.
In general, we support proposals that encourage disclosure of risks provided they are not overly burdensome or disclose sensitive competitive information balanced against the materiality of the risk. We also consider whether the proposal is more effectively addressed through other means, like legislation or regulation.
Environmental Issues
Climate Change and Green House Gas Emissions
Climate change has become an important factor in companies’ long-term sustainability. Understanding a company’s strategy in managing these risks and opportunities is necessary in evaluating an investment’s prospects. We support disclosures related to the risks and/or opportunities a company faces related to climate change, including information on how the company identifies and manages such risks/opportunities.
Energy Efficiency
We generally support proposals requesting that a company report on its energy efficiency policies. Exceptions may include a request that is overly burdensome or provides unrealistic deadlines.
Renewable Energy
We support requests for reports on renewable energy accomplishments and future plans. Exceptions may include duplicative, irrelevant, or otherwise unreasonable requests.
Social Issues
Equal Opportunity
We support proposals requesting disclosures of companies’ policies and/or future initiatives related to diversity, including current data regarding the diversity of its workforce.
Gender Identity and Sexual Orientation
We support proposals to revise diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.
Human Rights Proposals
We support proposals requesting disclosure related to labor and/or human rights policies.
Political Activities
We support the disclosure of a company’s policies and procedures related to political contributions and lobbying activities.
Sexual Harassment
We vote on a case-by-case basis regarding proposals seeking reports on company actions related to sexual harassment. We evaluate the company’s current policies, oversight, and disclosures. We also consider the company’s history and any related litigation or regulatory actions related to sexual harassment, and support proposals we believe will prevent such behavior when systemic issues are suspected
AUDITORS AND RELATED MATTERS
Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.

SHAREHOLDER RIGHTS
We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements, thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.
Amendment to Charter/Articles/Bylaws
We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.
One Share, One Vote
Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.
Poison Pills
In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.
Proxy Access
Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.
Right to Act by Written Consent
We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.
Special Meetings
Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.
Virtual Meetings
We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.
CAPITAL AND RESTRUCTURING
Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.
Dual Class Shares
We do not support dual class shares unless the economic and voting interests are equal.
Issuance of Common Stock

In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.
EXECUTIVE AND BOARD COMPENSATION
We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.
We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.
We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.
And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.
Golden Parachutes
Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.
Incentive Options and Repricing
We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.
Say-on-Pay
We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.
ROUTINE AND MISCELLANEOUS MATTERS
We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.
Adjournment of Meeting
We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.
Amend Quorum Requirements
We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.
Other Business

We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

INSIGHT NORTH AMERICA LLC (“INSIGHT”)
1. INTRODUCTION
Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients’ long-term economic interests.
The Insight Proxy Voting Policy (“Policy”) sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively “Insight”), where Insight has been granted by its Clients the authority to vote the proxies of the securities held in Client portfolios.
2. POLICY STATEMENT
Insight is committed to integrating governance and voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight’s objective is to vote proxies in the best interests of its Clients.
3. SCOPE
This Policy applies to all financial instruments with voting rights where Insight has discretionary voting authority.
4. PROXY VOTING PROCESS
Insight’s proxy voting activity adheres to best-practice standards and is a component of Insight’s Stewardship and Engagement Policy. In implementing its Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:
Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.
•Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.
•Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.
•Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.
•Sustainability: The board should take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.
Structure: The board should have clear division of responsibilities.
•The Chair: The chair of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.
•The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making. There should be a clear division, between the board and the executive leadership of the company.
•Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.
Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.
•Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.
•Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.
•Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member’s contributions should be considered individually.
Independence: The board should present a fair and balanced view of the company’s position and prospects.
•Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.
•Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.
•Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company’s emerging and principal risks.
Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.
•Goal Based: The board should base remuneration on goalbased, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.
•Transparent: Remuneration arrangements should be transparent and should avoid complexity.
•Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.
The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group (“PVG”) – (see section 6). Voting Guidelines are available at the following link: www.insightinvestment.com/ri.
Day to day voting activity is performed by the Chair of the PVG, a senior portfolio manager with no investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).
The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background, however the vote will be cast by the Chair of the PVG. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). For contentious issues the rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.
4.1 VOTING AGENT
To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva (“Voting Agent”). Insight provides detailed Voting Guidelines to the Voting Agent on the operational and reporting capacity of the service. The Voting Agent’s responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight’s specific Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies contentious issues that represent a significant monetary or strategic decision. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will decide if the issue is contentious or not, and if conflicts are deemed to exist, these will be escalated to the PVG (see section 5.2).
Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy. On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted annually on Insights website (see section 7). Insight conducts an annual due diligence with the Voting Agent to review the Voting Guidelines and related services.

5. CONFLICTS OF INTEREST
Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.
In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight’s Clients.
In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:
•make a financial gain or avoid a financial loss at the expense of the Client
•material differences in the thoughts of two PM’s who own the same security
•benefit if it puts the interest of one Client over the interests of another Client
•gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client’s interest
•obtain a higher than usual benefit from a third party in relation to a service provided to the Client
•receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or
•have a personal interest that could be seen to conflict with their duties at Insight
•creates a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.
•creates a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM’s who own the same security
In situations where there is a conflict of interest or perceived conflict of interest that creates a contentious voting issue, as determined by the chair of the PVG, the issue will be escalated to the PVG. A contentious voting issue is a voting decision which would have a detrimental impact to Clients or Insight’s reputation. All conflicts are handled in line with the Insight Conflicts of Interest Policy.
5.2 ESCALATION OF CONTENTIOUS VOTING ISSUE
When a contentious voting issue has been identified, the PVG will review, evaluate and determine whether an actual material conflict of interest exist, and if so, will recommend how to vote the proxy. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:
•removing certain Insight personnel from the proxy voting process
•walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote
•voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner and
•deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation, this may include an affiliated entity
The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer (“CIO”) or delegate.

6. PROXY VOTING GROUP
The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:
•Casting votes on behalf of Client
•Voting Policy: Oversee and set the Proxy Voting Policy
•Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis
•Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines
•Conflicts of interest: Manage conflicts when making voting instructions in line with Insight’s Conflict of Interest Policy
•Monitoring: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions
•Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and
•Reporting: Ensure voting activity aligns with local regulations and standards
The PVG is chaired by a Senior Portfolio Manager (who has no direct investment discretion) and attended by portfolio management personnel, the Head of Responsible Investment Research & Stewardship, Corporate Risk, Compliance, Client Services and Operations personnel. The PVG is accountable to and provides biannual updates to the Investment Management Group (“IMG”) and Insight Risk Committee (“IROC”).
7. DISCLOSURE AND RECORDING KEEPING
In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If Insight votes on the proxy shareblocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the “share-blocking period” Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).
Insight publishes its voting activity in full on its website and annual report. This can be found at www.insightinvestment.com/ri.
8. PROXY VOTING POLICY REVIEW
Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.
A material change shall be a significant event that could impact Insight’s ability to vote proxies such as a change in voting agent. Notification of changes to the policy will be published at the following link: www.insightinvestment.com/ri.

IRISH LIFE INVESTMENT MANAGERS LIMITED (ILIM)
As a Responsible Investor, ILIM adopts an Active Ownership approach to promote better corporate behaviour in investee companies in terms of sustainability and management of Environmental, Social and Governance risks. ILIM exercises voting rights and constructively engages with investee companies, encouraging better standards and management processes covering material ESG risks.
Active Ownership
ILIM believes that investors, whether working individually or collectively, have the ability to influence the behaviour of investee companies, helping to reduce portfolio risk and delivering more sustainable long-term outcomes for clients. We recognise and adhere to the principles of active ownership, believing in constructive engagement and exercising voting rights to promote stronger corporate governance and better management of ESG risks, in investee companies.
Voting enables ILIM to voice opinions to a company on a broad range of topics and is a way of encouraging boards to listen to and address investor concerns. ILIM considers voting to be an important part of its oversight role and integral to both the investment process and its overall active ownership and stewardship approach.
Voting
ILIM is an engaged asset manager, voting the shares of companies for which it has proxy-voting authority with the exception of those countries where voting is logistically difficult or where the costs are disproportionate relative to the size of the holding, typically small-cap holdings.
In February 2022, ILIM adopted our own bespoke Global Proxy Voting Guidelines. These guidelines detail ILIM’s considerations and expectations in relation to ESG matters and related voting decisions. These guidelines set out the criteria by which ILIM’s proxy voting advisor, currently Institutional Shareholder Services (ISS), will consider resolutions and make voting recommendations on ILIM’s behalf. These guidelines build on the ISS Socially Responsible Investment (SRI) and Climate Change Proxy Voting Guidelines, which are considered progressive from a voting perspective. Up to February 2022, ILIM had adopted the SRI guidelines.
ILIM’s Proxy Voting Guidelines apply to investee companies in all markets and, in general, ILIM votes in line with ISS’ policy recommendations given that ISS’ SRI and Climate Proxy Voting Guidelines present progressive voting positions on a range of ESG issues. There are areas where ILIM has bespoke considerations or expectations which are different from the standard recommendations of ISS’ SRI and Climate Proxy Voting Guidelines, including those in relation to board accountability for climate change and board diversity. For more details, see ILIM's Proxy Voting Guidelines.
The services provided by ISS include application of the ILIM Proxy Voting Guidelines, including generating voting recommendations, vote execution and reporting. ISS supports ILIM in monitoring the performance of companies’ boards in relation to ESG issues in relation to voting recommendations.
ILIM reserves the right at all times to vote on any matter, even if this is contrary to the recommendations of ISS. This situation may arise, for example, where ILIM is actively engaging with a company and has an agreed course of action that would require a vote on a specific matter which may be contrary to the default recommendation of ISS.
ILIM generally votes in favour of shareholder proposals that seek to manage risks and opportunities related to ESG issues and which promote good corporate citizenship. The following considerations are included:
•Where the proposal is well framed and reasonable and
•Where the adoption of the proposal would have a positive or negative impact on the company’s short-term or long-term share value.
For more information in relation to ILIM’s approach to voting on shareholder proposals, see ILIM’s Global Proxy Voting Guidelines.
Following the 2023 annual review, the ILIM Global Proxy Voting Guidelines have been further enhanced with a number of amendments. These are mainly focused on four main topics: board independence, board gender diversity, executive remuneration and Net Zero alignment.

Securities lending is conducted on behalf of clients in line with the clients’ investment policies. ILIM retains a right of recall of stocks on loan with counterparties for voting or other reasons. In addition, the Responsible Investment Team can request that securities excluded from the stock lending programme. Such requests will be reviewed and authorised, where appropriate, by the Chief Investment Officer.
ILIM will publish annually, on its website, an explanation of the most significant votes taken, a disclosure covering the use of external proxy advisers and information on votes cast.
Governance
Responsible Investment Team
ILIM’s Active Ownership program is led by ILIM’s Responsible Investment Team. The team oversees and monitors the voting activities which are implemented on its behalf by ISS. It reports on voting activity to the Responsible Investment Governance Committee which is chaired by ILIM’s Head of Responsible Investing.
The team is responsible for overseeing and implementing the Voting Policy, including monitoring voting implementation undertaken on ILIM’s behalf by ISS and updating the ILIM Global Proxy Voting Guidelines where appropriate. The Responsible Investment Team reports on voting activity to the Responsible Investment Governance Committee which is chaired by ILIM’s Head of Responsible Investing. ILIM’s Responsible Investment Team reviews and monitors adherence to this policy, including the consistency with this policy to votes cast by ISS on behalf of ILIM.
ILIM Board
The ILIM Board of Directors is responsible for approving updates to this Voting Policy annually or more frequently as required
Responsible Investment Governance Committee
The Responsible Investment Governance Committee (the Committee) reviews and makes recommendations on changes to this voting policy to the Board annually, or more frequently if required. The membership of the Committee and its terms of reference are available on request. A report on Responsible Investment activity is provided on a quarterly basis to the ILIM Executive Management Team, by members of the Responsible Investment Team
The Committee is responsible for the ILIM Global Proxy Voting Guidelines, and these will be reviewed annually. Any material changes to the guidelines will be approved by the Committee and notified to the Board.
Conflicts of Interest
As a MiFID authorised firm, ILIM is required to take all appropriate steps to identify, manage or prevent potential or actual conflicts of interest that arise when providing its services. In ILIM’s engagement with investee companies, and in making voting decisions, any potential or actual conflicts that arise will be managed in accordance with our Conflicts of Interest policy.
ILIM will abide by the principles of treating its clients fairly and dealing honestly and professionally with all stakeholders.
Proxy Voting Process
Proxy ballots are sent directly to ISS from the custodian for those funds over which ILIM has proxy voting authority. For such funds, ILIM’s Operations Team arranges with the client’s custodian for proxies to be sent, and verifies that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.

J.P. MORGAN ASSET MANAGEMENT
Global Proxy Voting Guidelines
North America, Europe, Middle East, Africa,
Central America, South America and Asia
April 1, 2022
I.
JPMorgan Asset Management Global Proxy Voting
A.
Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. This document describes how JPMAM meets that objective.
JPMAM incorporates detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to: (1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or, within the US, to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
In certain circumstances JPMAM may abstain and/or delegate proxy voting to the Independent Voting service including the following: 1) for certain commingled funds that are index replication portfolios and the JPMorgan Custom Invest Strategies, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds2)where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s 3) for securities that were held in an account on record date but not on the date of the proxy vote, we may abstain from voting where JPMAM no longer holds the position.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) has adopted several policies including: the Conflicts of Interest Policy– Firmwide, Information Safeguarding and Barriers Policy– Firmwide and Information Safeguarding and Barriers Policy– MNPI Firmwide Supplement. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines.
Given the breadth of JPMAM’s products and service offerings, it is not possible to enumerate every circumstance that could give rise to a material conflict. Examples of such material conflicts of interest that could arise include, without limitation, circumstances in which:
1.
Management of a JPMAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business;
2.
A personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision;
3.
The proxy being voted is for JPMorgan Chase & Co stock or for J.P. Morgan Funds;
4.
The proxy administrator has actual knowledge that a J.P. Morgan Asset Management affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.
Depending on the nature of the Conflict, JPMAM may elect to take one or more of the following measures, or other appropriate action:
1.
Removing certain Adviser personnel from the proxy voting process.

2.
“Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote.
3.
Voting in accordance with the applicable Proxy Guidelines, if any, if the application of the Proxy Guidelines would objectively result in the casting of a proxy vote in a predetermined manner.
4.
Deferring the vote to an independent voting service, if any, that will vote in accordance with its own recommendation. However, JPMAM may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Potential Conflicts
The below are potential conflicts and may be evaluated on a case by case basis, to determine whether they are material and therefore require escalation.
1)
JPMAM may cast proxy votes consistent with Client(s) investment strategies which may conflict with the investment strategies of other JPMAM clients, and notably, individual proxy votes may differ between clients;
2)
JPMAM clients may invest in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts;
3)
JPMAM, or our clients, may participate in stocklending programs or lend stock to third parties whose investment objectives may be different to ours and as a result the third parties may cast proxy votes that conflict with the investment strategies of our clients;
4)
JPMAM may engage with companies on behalf of impact and sustainable funds that have different objectives to other funds;
5)
JPMAM may have a different position on corporate governance matters than its parent company (JPMC);
6)
JPMAM clients may want us to engage or vote on corporate governance issues that further their interests, however, are not consistent with our policies;
7)
JPMAM may participate in collaborative engagements with other industry participants which may include joining a coalition, working with other asset managers / owners on issues relating to the 5 priorities, and / or signing of public statements and resolutions that may have conflicting or differing positions on corporate governance matters.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal and/or compliance representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
The resolution of all potential and actual material conflict issues will be documented in order to  demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for all records relating  to the proxy voting process, according to the retention requirements set out by the various global regulatory regimes. Those records include the following:
•a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•a copy of each proxy statement received on behalf of JPMAM clients;
•a record of each vote cast on behalf of JPMAM client holdings;
•a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
JPMorgan Chase Bank, N.A.
JPMorgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JPMorgan Asset Management (Asia Pacific) Limited
JPMorgan Asset Management (Singapore) Limited
JPMorgan Asset Management (Japan) Ltd.
J.P. Morgan Private Investments, Inc.
Bear Stearns Asset Management Inc.
II.
Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
A. North America
1. Board of Directors
A. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of controlled companies vote FOR non-independent directors who serve on committees other than the audit committee.
7)
are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a– Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
B. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
C. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
A. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on  a case-by-case basis.

3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if  non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
Majority of board composed of independent directors,
Nominating committee composed solely of independent directors,
Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
Absence of superior voting rights for one or more classes of stock,
Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
B. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards  to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
Annually elected board,
Majority of board composed of independent directors,
Nominating committee composed solely of independent directors,
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
Absence of superior voting rights for one or more classes of stock,
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
D. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
F. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without  shareholder approval.
5. Tender Offer Defenses
A. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
B. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as  the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
C. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to  thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
A. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;
•2/3 of independent board;
•All-independent key committees;
•Committee chairpersons nominated by the independent directors;
•CEO performance is reviewed annually by a committee of outside directors; and
•Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/ Chairman present).
C. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
D. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.
E. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and/or pledging of securities has occurred.
F. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
G. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
H. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I. Board Size
Vote for proposals to limit the size of the board to 15 members.
J. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
K. Zombie Directors
Generally vote against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
7. Miscellaneous Governance Provisions
A. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
B. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
C. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
D. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
F. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
G. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
I. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
J. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
K. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by- case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
Vote against the independent chair or lead independent director and members of the nominating/governance committee where the company has unilaterally adopted such policy after going public without shareholder approval or engagement, unless the company is a Delaware Corporation.
L. Virtual Only Annual General Meeting
Annual stockholders’ meetings should allow fair and open access for dialogue between the management of the company and shareholders We have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting. Such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings.
8. Capital Structure
A. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
B. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
C. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device. Vote against such proposals unless it explicitly states that the preferred stock cannot be used as anti-takeover mechanism or prevent change in control or mergers and acquisitions.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company  becomes insolvent.
G. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
Change in Control—Will the transaction result in a change in control of the company?
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Executive and Director Compensation
A. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has significantly underperformed over the long-term and its CEO also had an increase in total direct or targeted compensation from the prior year, it would signify a disconnect in pay and performance. Generally vote against management proposal on executive compensation when there is significant increase in target compensation despite long-term underperformance.
B. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director  pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
D. Say on Pay– Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long-term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long-term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
E. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to less than three times salary, plus guaranteed retirement and target bonus.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
F. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
G. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
H. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
I. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
J. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option  exercise for a specific period of time.
K. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
L. Recoup Bonuses
1. Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2. Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
M. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation
A. Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
B. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
C. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
B. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
C. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
D. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
E. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
F. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
G. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal  provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H. Changing Corporate Name
Vote for changing the corporate name.
North America Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Voting Guidelines”)
These North America Sustainable Strategy Proxy Guidelines apply to the funds and discretionary accounts identified on Exhibit A, as amended from time to time (collectively, “Sustainable Strategy Accounts”). These Sustainable Proxy Voting Guidelines are designed to align proxy voting decisions with such Sustainable Strategy Accounts’ objectives and strategies.
For securities held by Sustainable Strategy Accounts that would be ordinarily voted in accordance with JPMAM’s North America Proxy Voting (“North America Guidelines”), these Sustainable Proxy Guidelines supersede Section 12. Social and Environmental Issues in such North American Guidelines. Proposals for securities that are voted in accordance with the North America Guidelines other than the proposals covered by Section 12 below will continue to be voted in accordance with the other provisions of the North American Guidelines, as applicable.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:
Issuer Considerations
•Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
A. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
B. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
C. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
D. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
E. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
F. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
H. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
I. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
J. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•a pending acquisition or sale of a substantial business;
•financial results that are better or worse than recent trends would lead one to expect;
•major management changes;
•an increase or decrease in dividends;
•calls or redemptions or other purchases of its securities by the company;
•a stock split, dividend or other recapitalization; or
•financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.
B.
Europe, Middle East, Africa, Central America and South America
I.
POLICY
Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.
We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.
Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.
For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.
In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.
Voting
JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.
Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.
As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.
Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to: (1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern.
Conflicts of Interest
Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.
A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending
Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.
Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.
II.
VOTING GUIDELINES
1.
REPORTS & ACCOUNTS
Annual Report
Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects.
The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
Remuneration Report
The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.
Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.
We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.
Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term. See Compensation.

2.
DIVIDENDS
Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.
3.
BOARD OF DIRECTORS
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.
Board Independence
JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman/CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice
In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.
Chairman
Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.
Board Size
Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.
Board Diversity
JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate.

We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.
Board Committees
Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce. See Remuneration Report.
Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.
Director Independence
We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.
A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships
Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.
Investment Trust and Fund Directors
In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.
We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.
SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.
4.
COMPENSATION
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.
Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.
Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.
Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.
Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.
For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.
All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.
Pensions
JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5.
AUDITORS
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.
Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.
We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification
JPMAM is opposed to the use of shareholders’ funds to indemnify auditors. See Audit Committee.
6.
ISSUE OF CAPITAL
Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt
JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.
Share Repurchase Programmes
JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.
7.
MERGERS / ACQUISITIONS
Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.
As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
8. RELATED-PARTY TRANSACTIONS
Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
9.
VOTING RIGHTS
JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.
Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.
10.
OTHERS
Poison Pills
Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.
JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.
Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.
AOB
We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.
Social / Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:
Issuer Considerations
•asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•capital deployment of the company
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted the proposal provide insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
Shareholder Resolutions
In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long-term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda, nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that the company will comply with the resolution within a reasonable time-frame. Where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.
Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues
JPMAM does not support the use of shareholder funds for political donations.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
J.P. Morgan Asset Management
London Proxy Committee
1st April 2022
C.
Asia ex Japan
I
Corporate Governance Principles
J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk- adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.
We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:
Board and Director Responsibilities
Companies should be headed by a strong and effective board to drive the long-term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long-term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.
Shareholder Rights
Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.
Equitable Treatment
All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.
Stakeholders’ Rights
Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

Sustainability
All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.
Disclosure and Transparency
Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.
Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.
II
POLICY AND PROCEDURES
Proxy Voting
JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.
JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.
To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.
So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.
We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.

Proxy Committee
The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Investment Stewardship. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.
JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:
For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore-stewardship-principles-for-responsible-investors.pdf
For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/hk/en/corporate-governance-pdf/PRO1609.pdf
For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/au/en/policies/principles-internal-governance-asset-stewardship.pdf
For, more information on our stewardship activities, please refer to our white paper on Investment-led Stewardship which is available from our website, or by accessing the following link:
https://am.jpmorgan.com/blob-gim/1383664293468/83456/J.P.%20Morgan%20Asset%20Management%20investment%20stewardship%20statement.pdf
Conflicts of interest
JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.
In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.
III. POLICY VOTING GUIDELINES
1. Report and Accounts
Annual Report
Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.
The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non-compliance.
Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.
Remuneration Report
Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long-term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.
At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long-term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.
Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.
Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.
2. Dividends
Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long-term prospects and solvency.

3. Board and Directors
Board Oversight Responsibilities
To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.
We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long-term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.
The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.
Board Independence
We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.
At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:
•The Chairman and CEO role is combined, or
•The Chairman and CEO are family members, or
•The Chairman is not independent.
Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.
In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.
Chairman
Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.
In instances where a company, with no majority independent board, does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size
Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.
Board Diversity
We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.
At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.
We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.
Board Committees
To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.
Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.

Director Independence and Tenure
A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders. We will consider voting against appointment of independent directors who are deemed to be non-independent.
At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. Companies could consider re-appointing long servicing independent directors as non-executive directors or board advisors. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution. We also encourage boards to regularly conduct board evaluations, with a self-assessment at least annually and an evaluation facilitated by third party every three years.
In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.
Multiple Directorships
To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.
For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.
Meeting Attendance
Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.
Directors’ Liability
In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.
Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
4. Remuneration
Key Principles
The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long-term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors and fully disclosed to shareholders . At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.
Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long-term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.
We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.
For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.
All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.
We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long-term interests of shareholders.

Pension Arrangements
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.
Non-Executive Director Remuneration
The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non- executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.
5. Auditors
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration
We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.
Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.
If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.
Auditor Indemnification
We are opposed to the use of shareholders’ funds to indemnify auditors.
6. Capital Management
Issue of Equity
Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long-term prospects, but we will vote against issuance terms that we consider excessively dilutive.

We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).
As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals (including the rei-issuance of repurchased shares if any) should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.
We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.
When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:
•An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,
•Details of placements made under the general mandate during the preceding three years,
•Details of alternative methods of financing that may have been considered by the board.
JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.
Debt Issuance
JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.
Share Repurchase Programs
JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.
7. Mergers, Acquisitions and Related Party Transactions
Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross- border mergers, where certain clients may not be able to hold the resultant security in portfolios.
JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties– see below– we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

Related Party Transactions
Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution.
If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
8. Voting Rights
Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.
To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.
Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.
Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.
9. Environmental and Social Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company;
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
10. Shareholder Resolutions
In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long-term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.
11. Other Corporate Governance Matters
Amendments to Articles of Association
These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.
Anti-takeover Devices
Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.
We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.
We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.
Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.
Charitable Donations
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Donations
We do not support the use of shareholder funds for political purposes.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

J.P. Morgan Asset Management Asia ex-Japan Proxy Committee
April 1, 2022
D.
Japan
Basic Policy on Corporate Governance
JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.
We also positively evaluate the Corporate Governance Code introduced in June 2015, which we believe serves to further enhance corporate governance in Japan.
J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.
1. Purpose of proxy voting
JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long-term.
2. Proxy voting principles
•We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.
•In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.
•We look to an enhancement of corporate value over the medium to long-term and sustained growth of the company concerned through our proxy voting.
•We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long-term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.
•If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.
1st April 2022
JPMorgan Asset Management (Japan) Ltd.
Japan Proxy Committee
Voting Guidelines
1. Distribution of income/Dividends and share buybacks
As investors, we are seeking sustainable earnings growth over the medium to long-term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.
Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.

The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.
If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re- election of directors, in cases where the above conditions are not met.
In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.
When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.
Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal. We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.
2. Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.
In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti- hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).
Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.
Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.
Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.
Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors
We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless majority of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.
Composition of the Board of Directors
We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.
Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members.
We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above. In principle, if there is no female representation on the board, we will vote against the election of the representative directors, such as the president of the company.
We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.
Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.
•Was or is employed at an affiliate company
•Was or is employed at a large shareholder or major business partner
•Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
•Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
•An external director whose tenure exceeds 10 years.
•Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.
We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.
Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors
We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.
Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.
•Was or is employed at an affiliate company
•Was or is employed at a large shareholder or major business partner
•Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
•Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
•An external statutory auditor whose tenure exceeds 10 years.
•Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to candidates for alternate external statutory auditors.
3. Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.
We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long-term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re- election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.
Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.
AMJ will vote against:
•Golden parachutes
•Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re- election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.
Stock Options and Equity Remuneration Plans
In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.
We will vote against the proposal in the following cases
1.
The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.
2.
In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.
3.
Transaction bonuses, or other retrospective ex-gratia payments, should not be made
4.
We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
5.
External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.
6.
Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.
4. Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.
Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.
We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.
5. Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.
6. Efforts to improve capital efficiency
We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

7. Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.
AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.
8. Cross-shareholdings
This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.
We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.
9. Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.
In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.
10. Capital Structure Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising. Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.
Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.
When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.
If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.
Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.
11. Mergers/Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.
12. Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
13. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
14. Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third-party governance specialists to form an objective and rational judgment.
There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.
Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.
15. Shareholder proposals
When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long-term, keeping in mind the best economic interests of our clients.

LAZARD
ASSET MANAGEMENT
Global Proxy Voting Policy
A. INTRODUCTION
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
B. RESPONSIBILITY TO VOTE PROXIES
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
C. GENERAL ADMINISTRATION
1. Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.
2. Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively,

“Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.
3. Voting Process
The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
D. SPECIFIC PROXY ITEMS
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below

1. Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:
•issues relating to the timing or conduct of annual meetings;
•provisionary financial budgets and strategy for the current year;
•proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
•proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
•changes to a company’s name.
2. Amendments to Board Policy/Charter/Regulation:
Proposals to amend a company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.
Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if:
•there is no disclosure on the proposed amendments or full text of the amended bylaw; or
•the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
3. Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
Board of Directors and its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines generally to vote FOR the following:
•the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors (However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee);
•a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
•proposals seeking to de-classify a board;
•the implementation of director stock retention/holding periods;
•proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
•changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
•the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.
Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:
•proposals to require an independent board chair or the separation of chairman and CEO; and
•establishment of shareholder advisory committees.
Lazard has Approved Guidelines generally to vote AGAINST the following:
•proposals seeking to classify a board
•the election of directors where the board does not have independent “key committees” or sufficient board independence;
•non-independent directors who serve on key committees that are not sufficiently independent;
•proposals relating to cumulative voting;
•proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
•release of restrictions on competitive activities of directors (this is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships)) if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and
•the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties (for example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues).
Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
•proposals to adopt supermajority vote requirements or increase vote requirements;
•proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
•“blank check” preferred stock.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:
•proposals to adjourn US meetings;
•proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•efforts to eliminate or restrict right of shareholders to act by written consent; and
•proposals to adopt supermajority vote requirements, or increase vote requirements.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.
4. Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
Lazard has adopted Approved Guidelines to vote FOR:
•management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•stock splits and reverse stock splits;
•investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments (evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c)disclosure of the nature of products in which the company proposed to invest and associated risks of the investment);
•requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
•management proposals to adopt or amend dividend reinvestment plans; and
•dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
•matters affecting shareholder rights, such as amending votes-per-share;
•management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
•the use of proceeds and the company’s past share issuances (specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission);
•proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
•loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.
Lazard has adopted Approved Guidelines to vote AGAINST:
•changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
•the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
•the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
5. Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
Lazard has Approved Guidelines generally to vote FOR:
•employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
•proposals to submit severance agreements to shareholders for approval;
•annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
•annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
•restricted stock plans that do not define performance criteria; and
•proposals to approve executive loans to exercise options.
Lazard has Approved Guidelines generally to vote AGAINST:
•proposals to re-price underwater options;
•annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
•annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
6. Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a case-by-case basis for these proposals.
7. Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
However, as a guide, Lazard will generally vote FOR proposals:
•asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
•seeking the approval of anti-discrimination policies;
•which are considered socially responsible agenda items;
•which improve an investee company’s ESG risk management and related disclosures; and
•deemed to be in the long-term interests of shareholders.
8. Shareholder Proposals
Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.
Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
•seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
•seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
•seek to improve the diversity of the board;
•seek improved disclosures on the diversity of the board and the wider workforce;
•seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
•seek to eliminate or restrict severance agreements, or
•are deemed to be in the long-term interests of shareholders including Lazard’s clients.
Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
•seek to infringe excessively on management’s decision-making flexibility;
•seek to establish additional board committees (absent demonstrable need);
•seek to establish term limits for directors if this is unnecessary;
•seek to change the size of a board (unless this facilitates improved board diversity);
•seek to require two candidates for each board seat; or
•are considered not to be in the long-terms interests of shareholders.
E. VOTING SECURITIES IN DIFFERENT COUNTRIES
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
F. CONFLICTS OF INTEREST

1. Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
•Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
•Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
2. General Policy
All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
3. Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis. Lazard also reserves its right to Abstain.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.
G. OTHER MATTERS

1. Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
2. Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
H. REPORTING
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
I. RECORDKEEPING
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.
J. REVIEW OF POLICY AND APPROVED GUIDELINES
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.
Revised As Of April 1, 2022

Loomis, Sayles & Company, L.P.
Proxy Voting Policies and Procedures
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B. General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4. Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•The client so directs Loomis Sayles.
•The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control .
5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,(c)the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles,
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.
Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the Firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2.
PROXY VOTING
A. Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B. Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C. Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D.  Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.
B.
Vote against proposals to make all stock options performance based.
C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.  Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy– Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest– For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.  Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote, on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.  Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I.  General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.  Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

LORD, ABBETT & CO. LLC
PROXY VOTING POLICIES AND PROCEDURES
THE LORD ABBETT FAMILY OF FUNDS
LORD, ABBETT & CO. LLC
Proxy Voting Policies
Under the Investment Advisers Act of 1940, as amended, Lord Abbett acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. We view proxy voting as a critical form of engagement that enables us to use our voice together with other levers of engagement. We evaluate all proxy proposals based on their potential effects on our clients’ long-term interests and incorporate vote themes into our ongoing engagement with issuers. Set forth below are the policies and principles we apply in voting proxies on our clients’ behalf.
ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (ESG)
Proposals related to ESG issues are typically initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett will vote for proposals related to ESG factors when they seek useful disclosure or positive changes to business practices. We will vote against proposals we believe are unduly burdensome or which impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders.
We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, we may vote similar proposals differently based on the particular facts and circumstances. When voting, we will pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.
Climate
The transition to a low carbon economy is driving innovation and creating investment opportunities. As investors, it is critical to understand and participate in this significant transformation.
We incorporate risks associated with the transition to a low carbon economy into our investment process and we expect companies to publicly disclose material data related to climate-related risk and opportunities.
Lord Abbett is a supporter of Climate Action 100+, and expects that companies in carbon intensive industries will:
•Implement a governance framework which clearly articulates board oversight of climate-related risks and opportunities;
•Disclose a climate transition plan or roadmap for reduced emissions;
•Maintain disclosure in-line with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”).
Lord Abbett generally supports proposals that request a company to disclose greenhouse gas (“GHG”) emissions or report on plans to reduce GHG emissions.
In evaluating climate-related proposals, Lord Abbett will consider current company disclosures, a company’s current GHG emissions, GHG reduction goals, peer disclosures, engagement, and other climate-related commitments, among other factors.
Equity
Lord Abbett believes that closing opportunity gaps for underrepresented communities is imperative for a more inclusive future and that equity is vital to a company’s long-term, sustainable success. We believe that organizations with inclusive environments that embrace diversity of thought, background, and experience are more successful in attracting and retaining talent and generally more agile, more impactful, and better prepared for the future.

Given the importance of equity, Lord Abbett expects and encourages companies to have clear diversity policies, and strategies in place to facilitate equity within their organizations, as well as a broader range of stakeholders, including local and global communities. Further, we expect companies to disclose milestones and targets towards achieving stated equity goals. Lord Abbett also expects the disclosure of workforce diversity metrics consistent with data provided on EEO- 1 reports or other comparable data and will generally support proposals requesting additional disclosure of these metrics and initiatives.
In evaluating proposals related to equity, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and diversity-related controversies, among other factors.
Well-Being
Lord Abbett believes that companies that nurture holistic well-being– physical, emotional, and financial– as a mindset, skill, and measurable strategic priority will build more resilient workforces and contribute to a more resilient global economy. Lord Abbett expects companies to implement strategies and governance structures to facilitate well-being and disclose existing initiatives. Further, we expect companies to comply with the principles laid out by the U.N. Global Compact Initiative, specifically the principles focused on labor and human rights. We agree with the principles that businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining, the elimination of all forms of forced labor, the effective abolition of child labor, and the elimination of discrimination in respect of employment. We believe it is important to consider the human rights impact that companies can have on employees, such as through the supply chain and their communities, as well as consumers, through the products and services they provide. We call on companies to support and respect the protection of internationally proclaimed human rights and ensure that they are not complicit in human rights abuses.
Lord Abbett encourages companies to articulate the role that they play in fostering well-being within their local and global communities. Lord Abbett generally supports proposals requesting disclosure of well-being initiatives and related metrics.
In evaluating proposals related to well-being, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors.
Governance
Investors have benefited from positive changes in corporate governance that have benefited businesses and their investors. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating our approach, we are focused on best practice standards for governance, including industry approved frameworks and guidance. Given the materiality of certain ESG factors, we also believe that companies should formalize oversight of ESG within their governance structures through board and management level committees.
Political Contributions and Lobbying
Lord Abbett recognizes that companies may participate in the political process within legal limits to help shape public policy consistent with a company’s strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we encourage transparency in the process; specifically, Lord Abbett encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.
Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, previous litigation or controversies, peer disclosure, engagement, and reputational or legal risks, among other factors.
BOARD OF DIRECTORS
The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees, including overall board diversity; (3) whether the nominee is independent of the company’s management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by the nominee; (7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a relevant market index; and (9) takeover activity. Lord Abbett may withhold votes for some or all a company’s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, Lord Abbett will consider additional factors related to the specific committee’s oversight responsibilities.
Board Diversity
A growing body of research has found that companies that are more diverse and inclusive outperform companies that are less diverse and inclusive. Lord Abbett believes companies that draw from a larger pool of perspectives and attract, inspire, and retain talent from many backgrounds are better positioned for long-term, sustainable success. We believe that a company’s tone on diversity and inclusion must be set at the top, including maintaining a diverse board of directors.
Diversity is multidimensional, and we therefore encourage companies to consider a wide range of diverse characteristics within board composition, including age, disabilities, education, ethnicity, gender, military service, race, religion, sexual orientation, and skills, among other factors. Lord Abbett has vocalized support for NASDAQ’s board diversity expectations for listed companies and believes strongly in the ideals expressed in this proposal which calls for increased board diversity and disclosure.
Lord Abbett believes that companies with diverse boards are better positioned for long-term success, and therefore expects companies to maintain a minimum of 30% gender diversity. We expect companies below this threshold to articulate a plan to increase board diversity, and we will actively partner with companies through engagement to encourage and monitor progress. In 2022, Lord Abbett will consider voting against the nominating committee or other relevant directors if there is less than 20% women on the board and no plan has been articulated to diversify board membership. Lord Abbett will also consider voting against the nominating committee or other relevant directors at companies in the Russell 3000, S&P 1500, and FTSE 100 indices if there is no apparent racial or ethnic diversity represented on the board. We expect these minimum thresholds to increase as market standards evolve.
Lord Abbett values transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett strongly encourages the reporting of board diversity statistics, including gender, racial and ethnic diversity, in a clear, consistent manner, and will treat a lack of disclosure as an indication that the board lacks diversity.
Lord Abbett will consider our engagement history with a company and vote on a case-by-case basis if we have engaged with the company and they have articulated a plan for advancing diversity on the board.
Overboarding
Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. We believe it is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against directors that we deem to be “overboarded” and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active CEO who sits on more than two outside public company boards.
Governance Structure
Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or supermajority vote standards, among others.
Environmental and Social Factors
Lord Abbett believes that boards should maintain oversight over material ESG risks and opportunities, and clearly articulate board and committee responsibilities related to ESG matters. Lord Abbett may consider a vote against certain director nominees at companies that have material ESG shortcomings, such as unmitigated risks associated with climate, equity or well- being that the company and its board have failed to address.
Majority Voting
Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard.

Board Classification
Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.
Board Independence
Lord Abbett believes that independent board oversight is key to a company’s long-term performance and believes that a majority of board members should be independent from the company. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and federal securities laws, a director generally is determined to qualify as independent if the director is not employed by the company and does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.
Independent Board Chair
Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson..
COMPENSATION AND BENEFITS
Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.
Lord Abbett reviews all issues related to compensation on a case-by-case basis and may oppose management if: (1) we deem a company’s compensation to be excessive or inconsistent with that of its peers; (2) we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.
Advisory Vote on Executive Compensation
“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.
Equity Compensation Plans
Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We carefully scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.
Clawback Provisions
Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.
Tax Gross-ups
Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive’s tax liability with respect to compensation, perquisites, and other benefits.
Severance Agreements
Severance or so-called “golden parachute” payments are sometimes made to departing executives after termination or upon a company’s change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event.
Employee Stock Purchase Plans
Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.
SHAREHOLDER RIGHTS
Proxy access
Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors.
Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.
Shareholder Rights Plans
Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.
Rights to Call Special Shareholder Meetings
Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place.
Rights to Act by Written Consent
Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.
Supermajority Vote Requirements
A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. Lord Abbett typically supports shareholders’ ability to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.
Cumulative Voting
Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder, or group of shareholders, using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.
Confidential Voting
Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.
Reimbursing Proxy Solicitation Expenses
Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.
Transacting Other Business
Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.
CORPORATE MATTERS
Charter Amendments
A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines.
Capital Structure
A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.
Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights and will typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation
We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.
Mergers, Acquisitions, and Restructurings
Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.
AUDITORS
Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.
PROXY VOTING PROCESS
Overview
Lord Abbett encourages good governance and sustainable corporate practices, which contribute to long-term shareholder value creation. We have procedures in place to ensure that we vote proxies in the best interest of our clients. With this in mind, Lord Abbett has implemented the following approach to the proxy voting process:
•The Investment Stewardship team provides recommendations on how to vote the security to the relevant investment team, who makes the final decision for their client portfolios, absent a material conflict of interest, as described in the “Conflicts of Interest” section included herein. From time to time, there may be votes that the Investment Stewardship team deems appropriate to address with members of the Executive and Investment Committees, and/or other leadership teams. The votes are presented, and a final decision is agreed upon. Once a voting decision has been made, the Investment Stewardship team is responsible for submitting Lord Abbett’s vote.
•When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the Investment Stewardship team, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.
•For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft- Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client.
These guidelines provide a general summary of Lord Abbett’s views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds, and their shareholders. Many different types of proposals may arise under the broad categories discussed in this document, and we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.
Retention and Oversight of Proxy Service Provider
Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records. While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that we continue to vote proxies in the best interests of our clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include ESG thought leadership, conflicts of interest, methodologies for developing vote recommendations, changes in leadership and control, and resources, among other things.
Conflicts of Interest
Conflicts of interest may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:
Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ ESG & Proxy Committee (the “Committee”) and seek voting instructions from the Committee only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Committee regarding the company.
Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the
Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and/ or (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.
If a Fund owns shares of a company with a significant business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Committee and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Committee its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.
Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.
To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the investment team acting on behalf of the second account.
Securities Lending
The Funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for several reasons, including if Lord Abbett does not receive timely notice of a meeting, or if Lord Abbett deems the opportunity for a Fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting.
Shareholder Resolutions
Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective.

Share Blocking
Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.
APPENDIX
A Targeted Exclusion Policy
Controversial Weapons
Lord Abbett is committed to supporting and upholding conventions that seek to ban the production of controversial weapons. We, therefore, seek to exclude investment in private or public companies involved in the production, development, sale, or maintenance of controversial weapons. For purposes of this policy, we define controversial weapons as:
•ANTI-PERSONNEL MINES– as defined by the 1997 Ottawa (Mine Ban) Treaty.
•BIOLOGICAL AND CHEMICAL WEAPONS– as defined by the 1972 Biological and Toxin Weapons Convention and the 1993 Chemical Weapons Convention.
•CLUSTER WEAPONS– as defined by the 2008 Convention on Cluster Munitions.
Lord Abbett has entered into an agreement with an independent, global, third-party ESG research firm to identify companies deemed to be involved in the production, development sale or maintenance of controversial weapons. This information is supplemented with our own proprietary fundamental research. Implementation of our Controversial Weapons Exclusion Policy is managed by our internal Compliance Department. Investments in companies deemed to be involved in controversial weapons are restricted on a pre-trade basis. This Controversial Weapons Exclusion Policy is applicable to all Lord Abbett Funds and portfolios domiciled in Europe.
Other Exclusions
Lord Abbett is committed to complying with all economic sanctions issued by the United States Department of the Treasury– Office of Foreign Assets Control (“OFAC”). Investments in individuals, groups or entities deemed Specially Designated Nationals and, thus, subject to OFAC’s sanction lists, are restricted on a pre-trade basis. These restrictions are applied across all investment portfolios and products.

LSV ASSET MANAGEMENT
PROXY VOTING POLICY
LSV Asset Management’s (“LSV” or the “Firm”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 (“ERISA”) plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for a client, LSV typically votes in accordance with GLC’s standard guidelines, as updated from time to time, which can be found at https://www.glasslewis.com/guidelines. For new clients who wish to make LSV responsible for voting proxies, LSV intends to vote in accordance with GLC’s climate guidelines, as updated from time to time, which are described by GLC at https://www.glasslewis.com/climate-policy, and which may be obtained from LSV and applied to existing clients’ accounts upon request. LSV describes available GLC guidelines to clients on at least an annual basis. Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations under applicable guidelines (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and that of its clients, or between clients’ interests due to each client’s objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client’s applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.

LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a copy of their respective guidelines and a summary of other available options on an annual basis and may elect to change their guidelines at any time. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
1.
Copies of its proxy voting policies and procedures.
2.
A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.
A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.
A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).
5.
A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles. Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC’s standard guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC’s climate guidelines are substantially similar but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. In each case, GLC’s guidelines emphasize assessing the financial implications of ESG issues in context of a company’s operations. Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties. Further, LSV is able to offer to interested clients upon request, GLC’s ESG-focused guidelines that include an additional level of analysis intended to encourage outcomes that are consistent with widely-accepted enhanced ESG practices.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2022
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients, and not in the interests of any other party, including company management, or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.
Our approach to proxy voting is guided by the following additional principles:
1. Consistency in application of the policy across multiple client portfolios: While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
2. Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and environmental, social and governance shareholder proposals) are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
3. Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
4. Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.
5. Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.

A. VOTING GUIDELINES
The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.
These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.
Board structure and performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:
Director independence
MFS believes that good governance is enabled by a board with at least a simple majority of directors who are “independent” (as determined by MFS in its sole discretion) of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominations committee), where insufficient independence is identified and determined to be a risk to the board’s and/or company’s effectiveness.
As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are “independent.” However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain Asian or emerging markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder representatives to be independent, and as a general matter we will not support the nominee to the board if as a result of such nominee’s elections these expectations are not met. In certain circumstances, we may not support another relevant director’s election. For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors.
MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of “independent” directors. For US and Canadian companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent. For Switzerland and UK issuers MFS generally votes against any non-independent nominee which would cause the audit or compensation/remuneration committee to not be fully independent.
In other markets MFS generally votes against non-independent nominees or other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.
Tenure in leadership roles
For a board with a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, we will generally engage with the company to encourage refreshment of that role, and we may vote against the long tenured lead director if progress on refreshment is not made or being considered by the company’s board.
Overboarding
All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances. As a general matter, we vote against a director’s election if they:
•Are not a CEO of a public company, but serve on more than four (4) public company boards in total at US companies and more than five (5) in other markets.
•Are a CEO of a public company, and serve on more than two (2) public company boards in total at US companies and two (2) outside companies in other markets. In these cases, MFS would only apply a vote against at the meetings of the companies where the director is non-executive.
MFS may also vote against any director if we deem such nominee to have board roles or outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law).
Diversity
MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in one or a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.
Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting policy.
On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting policy towards this over time.
Currently, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:
•At US, Canadian, European, Australian companies: less than 22%.
•At Japanese companies: less than 10%.
As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.
MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.
For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.
Board size
MFS believes that the size of the board can have an effect on the board's ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.
Other concerns related to director election:
MFS may also not support some or all nominees standing for election to a board if we determine:
•There are concerns with a director or board regarding performance, governance or oversight, which may include:
o Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;
o A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents;
o Allowing the hedging and/or significant pledging of company shares by executives.
•A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;
•The board or relevant committee has not adequately responded to an issue that received majority support or significant dissent from shareholders;
•The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda (including those related to net-operating loss carry-forwards); or
•In Japan, the company allocates a significant portion of its net assets to cross-shareholdings.
Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominations committee if we determine the chair is not independent and there is no strong lead independent director role in place or an executive director is a member of a key board committee.
Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.
Proxy contests
From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.
Other items related to board accountability:
Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).
Declassified boards: MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
The right to call a special meeting or act by written consent: MFS will generally support management proposals to establish these rights. We will also support shareholder proposals to establish the right for shareholders to call a special meeting.
If a company already provides shareholders the right to call a special meeting at a threshold of 15% or below, MFS will generally vote against shareholder proposals to establish or amend the threshold at a lower level.
MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at a 15% or lower threshold.
Independent chairs: MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board. We review the merits of a change in leadership structure on a case-by-case basis.
Proxy access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
Items related to shareholder rights:
Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements. While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”
Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
One-share one-vote: As a general matter, MFS supports proportional alignment of voting rights with economic interest, and may not support a proposal that deviates from this approach. Where multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.
Reincorporation and reorganization proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Other business: MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Items related to capitalization proposals, capital allocation and corporate actions:
Issuance of stock: There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.
MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.
Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Mergers, acquisitions & other special transactions: MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.
Independent Auditors
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.
Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long-term value creation and aligned with shareholder interests and experience, such as where:
•The plan is aligned with the company’s strategic priorities with clear, suitably challenging and measurable performance conditions such that future pay is likely to reflect performance;
•Substantial portions of awards paid in deferred shares and based on long performance periods (e.g., at least three years);

•Potential awards, and any increases to this, reflect the role and business; and
•Awards reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative).
MFS will analyze votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are misaligned with shareholders or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of its clients. When analyzing whether an issuer’s compensation practices are geared towards durable long-term value creation, we use a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers. We also have identified the following practices in compensation plans that we believe may be problematic and we review any plan that contains four (4) or more of these practices with extra scrutiny:
•Relative total shareholder return (TSR) performance thresholds requiring less than median performance.
•Qualitative (i.e., strategic or individual) goals that account for 30% or more of a given short- or long-term award.
•Performance-based long-term incentives that have less than a 3-year performance period.
•CEO perks of more than $100,000.
•A long-term performance plan that has no financial performance requirements.
•Executive or director pledging of shares.
•CEO pay that is four times the average pay of the company's next named executive officers (NEO).
MFS may also vote against an issuer's executive compensation practices if there is insufficient disclosure about the issuer’s practices.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
MFS does not have formal voting guideline in regards to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe:
•The incentives should be tied to quantitative or other externally verifiable outcomes rather than qualitative measures.
•The weighting of incentives should be appropriately balanced with other strategic priorities.
We believe non-executive directors may be compensated in cash or stock but these should not be performance-based.
Stock Plans
MFS may oppose stock option programs and restricted stock plans if they:
•Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%). MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.
•Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
•Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.
In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:
•MFS votes against consecutive pay votes;
•MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly; or
•An advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
Shareholder Proposals on Executive Compensation
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
MFS may support reasonably crafted shareholder proposals that:
•Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
•Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
•Expressly prohibit the backdating of stock options; or,
•Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).
Environmental and Social Proposals
Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.
Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, many must be assessed on a case-by-case basis.
For example, MFS may support proposals reasonably crafted proposals:
•On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company's data; or request appropriately robust and ambitious plans or targets.
•Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.
•On diversity: that seek to amend a company’s equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.
•On lobbying: that request good practice disclosure regarding a company’s political contributions and lobbying payments and policy (including trade organizations and lobbying activity).
•On tax: that request reporting in line with the GRI 207 Standard on Tax.
•On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.
MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
B. GOVERNANCE OF PROXY VOTING ACTIVITIES
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
1. MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
c. Considers special proxy issues as they may arise from time to time; and
d. Determines engagement priorities and strategies with respect to MFS' proxy voting activities
The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS’ Director of Global Stewardship. The stewardship team are members of MFS’ investment team.
2. Potential Conflicts of Interest
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
Compare the name of the issuer of such ballot or the name of the shareholder making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3. Review of Policy
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
1. Use of Proxy Advisory Firms
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS

Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.
2. Analyzing and Voting Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g. mergers and acquisitions, proxy contests and capitalization matters), MFS’ stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio.3 For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the stewardship team will likewise consult with MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
3. Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
4. Potential impediments to voting
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
D. ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardshipteam@mfs.com.
E. RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law.

Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
F. REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

PEREGRINE
PROXY VOTING
1/1/2023
Philosophy
Peregrine votes proxies for the sole benefit of the clients. Our objective is to protect the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for shareholders. Our purchase and retention of a stock inherently project confidence that management will operate the company in a manner consistent with earning a reasonable return. For example, we support management on routine, noneconomic proposals. However, we also exercise discretion in determining how we can best protect the financial investment of the shareholder while providing support to management in the operation of the business.
Policy
•The Board of Directors develops proxy policy and philosophy and approves proxy guidelines.
•The Portfolio Managers vote proxies in adherence to established policies and guidelines.
•Portfolio Managers document the rationale for their vote, either by referencing established guidelines or by a specific explanation.
•If a Portfolio Manager votes contrary to established guidelines, (i.e., votes contrary to the guidelines established within this document) they are required to receive prior approval from the CCO.
•Portfolio Managers must vote proxies for specific securities identically across accounts unless specific client instruction is accepted.
•Portfolio Managers should vote proxies related to common issues consistently unless circumstances are materially different. (See qualification above)
•Peregrine’s internal voting position guidelines cover four types of proposals:
routine management proposals;
anti-takeover proposals;
shareholder proposals; and
non-routine non-compensation proposals.
•The CCO reviews votes monthly and reports any non-compliance with this Proxy Manaul to the Board. The frequency of CCO review is subject to change based on issues and findings in the monthly reviews.
•Peregrine employees that become aware of an actual or potential proxy voting conflict of interest must communicate the issue to the CCO, who will inform the Board. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees will vote in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client attempts to influence our votes. The Board reviews proxy votes with the potential for material conflicts of interest. The Board will ensure that such votes are consistent with our responsibility to vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries. Proxy votes for companies that are also clients of Peregrine must be disclosed (subject to confidentiality issues) in our client proxy reports.
•Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may recall shares on loan if the vote may materially impact the potential return on the security.
•Despite best efforts to vote proxies promptly, there may be circumstances outside of Peregrine’s control that interfere with our ability to do so. Examples include late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.
Procedures
•Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. As new accounts are opened, Peregrine contacts the custodian to set up proxy ballot receipt and voting through ISS Proxy Exchange.

•The Proxy Coordinators maintain each meeting notification from Institutional Shareholding Services, Inc. (ISS) in ISS Proxy Exchange website. ISS provides a listing of the ballots received, number of shares held per client account (according to custodians) and proxy materials. The number of shares according to the Peregrine accounting system is automatically uploaded to ISS Proxy Exchange for reconciliation against the shares reported by the custodians. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.
•The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager to vote.
•Exception due to automatic voting standing instructions: The Board has approved automatic voting standing instructions for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. We cast a FOR vote for these three proposals unless the Portfolio Manager provides timely instructions to the contrary. Each style determines how they wish to vote the A10 issues. When a meeting includes only proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals. If the Portfolio Manager or Compliance do not respond to the contrary designation, the Proxy Coordinator votes the proposals according to the standing instructions.
•Meeting information, records of votes, and supporting rationales are available through the ISS website for the current year and the previous five calendar years.
•Peregrine prepares and distributes reports to clients every quarter (or client's desired frequency) summarizing the proxy voting activity. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained.
Routine Management Proposals
A.
Consistent with our general philosophy of supporting management, we vote in support of management on the following routine management proposals:
A1. Election of directors and other officers of the corporation.
A2. Appointment of auditors.
A3. Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.
A4. Reduce supermajority vote requirement.
A5. Indemnification of officers, directors, employees and agents.
A6. Increasing/decreasing the number of shares outstanding for ordinary business purposes.
A7. Declaring stock splits and stock dividends.
A8. Authorizing a new class or series of securities for ordinary business purposes.
A9. Changing or fixing the number of directors.
A10. Advisory vote on compensation/say on pay frequency.
A11. Changing the date and/or location of annual meetings.
A12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)
A13. Automatic dividend reinvestment plans.
A14. Changing the company name (without a re-organization).
A15. Qualified and non-qualified restricted stock option plans for employees and/or directors.
A16. Thrift and saving plans.
A17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.
Anti-takeover Proposals
B.
Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interest of the shareholders overrides our general desire to support management. We vote against the following management proposals when deemed to provide such a conflict:
B1. Board classification without cumulative voting.
B2. Elimination of shareholder action by written consent.
B3. Blank check preferred stock.
B4. Restricting removal of directors for cause only and only by a supermajority vote.
B5. Fair-price proposals combined with supermajority rules.
B6. Multiple anti-takeover proposals.
B7. Poison Pill proposals, includes action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third-party in the event of an acquisition, immediate vesting of pension rights, continuation of salaries for employees with a certain number of years of tenure, etc.
B8. Golden Parachutes, includes continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of incentive, stock, and merit programs, etc.
B9. Excessive requests for additional shares (currently authorized shares plus requested shares over four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.
Shareholder Proposals
C.
Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.
Non-Routine Non-Salary Compensation Proposals
D.
Although we generally support management proposals, management initiatives that result in the transfer of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management proposals for non-salary compensation plans when deemed to provide such a conflict:
D1. Plans which provide for exercise prices below 85% of market value at the time of grant.
D2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).
D3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.
D4. Plans which give the Board the authority to establish exercise prices without preset limits.
D5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.
D6. Combinations of the initiatives above.

Putnam Investments
Summary of Proxy Voting Guidelines and Procedures
Many of Putnam’s investment management clients, including the Putnam Funds, have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy-voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
In order to implement these objectives, Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority Effective in March 2023, the Board of Trustees of the Putnam Funds delegated proxy voting authority to Putnam. Prior to that delegation, the Board of Trustees voted proxies on behalf of the Putnam mutual funds and closed end funds. Putnam had proxy voting authorities for the ETFs from inception. Certain other clients may from time to time elect to vote their own proxies by retaining the right to vote all proxies in the investment management agreement rather than giving Putnam authority to do so.
Procedures
Putnam has a Proxy Committee composed of senior professionals from the Investment Division and the Sustainability Strategy team. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines at least annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. With respect to the Putnam Funds, the Board of Trustees separately approves the guidelines. The proxy guidelines and procedures are administered through a proxy voting team in Putnam’s Compliance Department. Under the supervision of senior members of the Compliance Department, the Proxy Voting Team:
•coordinates the Proxy Committee’s review of any new or unusual proxy issues,
•manages the process of referring issues to portfolio managers for voting instructions,
•oversees the work of any third-party vendor hired to process proxy votes,
•coordinates responses to investment professionals’ questions on proxy issues and proxy policies,
•maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and
•prepares and distributes reports required by Putnam clients.
Putnam has engaged a third-party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. The Guidelines are summarized below.
In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement.

However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Voting Team not follow the Guidelines in that case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review the request with a senior member of the Legal and Compliance Division and with the Proxy Committee or its Chair prior to implementing it.
Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines or may wish to direct Putnam’s vote on a particular matter. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Division.
Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Manager will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them if they so choose. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal and in the best interests of our clients. In order to guard against conflicts Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals from the Investment Division and the Sustainability Strategy team, while proxy administration is in the Legal and Compliance Division. Neither the Investment Division nor the Legal and Compliance Division reports to Putnam’s marketing businesses. In addition, there are limits on the ability of Putnam employees who are not investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and affirm that any potential personal conflicts of interest have been disclosed to the Compliance Division. In addition, the Proxy Voting Team reviews all known Putnam business relationships with companies that have voting items referred to any portfolio management team to consider any potential conflicts and, where appropriate, ensures that potential conflicts are documented and appropriately escalated. The Guidelines may only be overridden with the written recommendation of the Investment Division, approval of the Proxy Committee or its Chair, and concurrence of the Legal and Compliance Division.
Summary of Proxy Voting Guidelines
The Guidelines summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary below does not address all topics covered by the Guidelines and is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.
The Guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case-by-case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:
Board of Directors
Proxies will normally be voted for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if:
•The board does not have a majority of independent directors;
•The board does not have nominating, audit and compensation committees composed solely of independent directors; or

•The board has more than fifteen members or fewer than five members, absent special circumstances.
Putnam will withhold votes from incumbent nominees to the board if:
•The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or
•The board adopted, renewed or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.
If the board does not meet these standards Putnam may refer items that would normally be supported for case-by-case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings (Putnam may refrain from voting against/withholding on a case-by-case basis if a valid reason for the absences exists such as (illness, personal emergency, potential conflict of interest etc.). In addition, Putnam will withhold votes:
•for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”); and
•Putnam will vote on a case-by-case basis for any non-executive nominee who serves on more than four (4) public company boards (boards of affiliated registered investment companies and other similar entities such as UCITS are counted as one board), except where Putnam would otherwise be withholding votes for the entire board of directors.
•Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.
Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee of a company if:
•there are no women on the board,
•in the case of a board of seven members or more, there are fewer than two women on the board, or
•there is no apparent racial or ethnic diversity on the board and the board has not provided sufficient disclosure regarding its plan to achieve racial or ethnic diversity.
•Putnam will vote against the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity.
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.
Putnam will normally vote on a case-by-case basis in contested elections of directors.
Executive Compensation
Putnam will normally vote on a case-by-case basis on proposals relating to executive compensation. However, where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. Putnam may review plans on a case-by-case basis where average annual dilution cannot be calculated. Whatever the composition of the board, Putnam will review proposals to reprice options on a case-by-case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam will also vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.
Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation (“say on pay”). Putnam will generally vote for advisory votes on executive compensation but will generally vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service provider.
Acquisitions, Mergers and Similar Transactions
Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case-by-case basis. Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company to Delaware.
Anti-Takeover Provisions
Putnam will normally vote against proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock (except for REITs where measures will be voted on a case-by-case basis) and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present (appropriate de-clawed language will include cases where the company states that it will not use preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.). Additionally, Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.
Shareholder Proposals, including on Environmental & Social Issues
Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines. For example, Putnam will normally vote in favor of shareholder proposals to declassify a company’s board, require shareholder approval of shareholder rights plans. Additionally, Putnam will normally support proposals requiring the Chairman’s position be filled by an independent director, unless the board has an independent lead-director and Putnam is supporting the nominees for director, in which case Putnam will vote on a case-by-case basis.
Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business , (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.
Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and

Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.
Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.
Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.
Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where a third-party proxy service provider has identified one or more reasons to warrant a vote FOR.
Non-U.S. Companies
Putnam recognizes that the laws governing non-U.S. issuers will vary significantly from U.S. law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-U.S. issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-U.S. issuers in accordance with the Guidelines where applicable.
Many non-U.S. jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (“share blocking”) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back. In addition, other practical administrative challenges, such as late receipt of ballots and other information, often impact Putnam’s normal voting process.
Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements, except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets.
In rare cases, Putnam’s voting rights may also be directly limited by non-U.S. law. For example, some countries limit aggregate foreign ownership of companies in particular industries (such as aviation or energy) due to economic or security concerns. Where this limit is exceeded, shares held by foreign investors, including Putnam, may not carry voting rights.
More Information
Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.
Putnam may also determine to waive its voting rights or to enter into a voting agreement in connection with some specific equity investments, including privately placed securities. In these situations, the voting policy described above will not apply.

RBC Global Asset Management
Proxy Voting Guidelines
Introduction
Proxy voting policy
As an asset manager, RBC Global Asset Management (RBC GAM) has an obligation to act in the best interests of the accounts that it manages, including segregated client accounts and investment funds (collectively, portfolios). This responsibility includes exercising the voting rights attached to securities in the portfolios we manage. It is our policy to exercise the voting rights of the portfolios we manage in their best interests and with a view to enhancing the long-term value of the securities held.
Enhancing governance
We are satisfied that investments in issuers that have more transparent disclosure and more effective governance generally yield better results. We believe that we can help to protect and enhance the long-term value of the portfolios we manage through our support of organizations that work to promote good governance, through direct or indirect engagement with issuers, and by communicating with an issuer’s management through the exercise of voting rights.
Proxy voting issues
Issuers’ proxies most frequently contain management proposals to elect directors, to appoint auditors, to adopt or amend compensation plans, and to amend the capitalization of the issuer. A security holder’s ability to clearly communicate with the management of an issuer using these few tools is limited. We encourage issuers and their boards of directors to consider and adopt recognized best practices in governance and disclosure.
A decision to invest in an issuer is based in part on the quality of an issuer’s disclosure, the performance of its management and its corporate governance practices. Since a decision to invest is generally an endorsement of management of the issuer, we will usually vote with management on routine matters. When considering the election of directors, we will consider the board’s past course of action and any plans to improve governance and disclosure. We will be particularly concerned with any management proposal having financial implications for the issuer or the potential to adversely impact investment value.
Proxies may also contain shareholder proposals requesting a change in the policies and practices of management. Where those proposals align with our views and have not been adequately addressed by management, we will support them.
In order to discharge our obligations under this policy, we access and utilize research on management performance and corporate governance issues drawn from asset manager and analyst due diligence and we consider the detailed analysis and voting recommendations provided by leading independent research firms. We also participate as a member in organizations such as the Canadian Coalition for Good Governance, the Council of Institutional Investors, the International Corporate Governance Network and the Responsible Investment Association.
Securities lending
Some RBC GAM funds participate in securities lending programs. In order to allow for proxy voting for securities that have been loaned by these funds, we will recall all of these securities in North America on or before the record date to ensure vote eligibility. For loaned shares outside of North America, we will recall all of the securities of an issuer where we manage at least 1% of the outstanding shares of that issuer or there is a significant voting issue where RBC GAM’s position could impact the result.
Proxy Voting Guidelines
Through our internal expertise and leading independent research firms, we have established these Proxy Voting Guidelines (the “Guidelines”) to govern the exercise of our voting rights. We review and update our Guidelines on an ongoing basis as corporate governance best practices evolve.
Our Guidelines are published for the information of our clients and to assist issuers in understanding the message we have sent or intend to send through the exercise of proxy voting rights.
While we will generally vote proxies in accordance with the Guidelines, there may be circumstances where we believe it is in the best interests of our clients for us to vote differently than as contemplated by the Guidelines, or to withhold a vote or abstain from voting.

In the event of a perceived or actual conflict of interest involving the exercise of proxy voting rights, we follow procedures to ensure that a proxy is exercised in accordance with our Guidelines, uninfluenced by considerations other than the best interests of our portfolios.
The Guidelines are applied in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, RBC GAM utilizes the local proxy voting guidelines of a research provider. It should be noted that the Guidelines may not specifically address each voting issue that may be encountered. In these cases, RBC GAM will generally follow the research provider’s local proxy voting guidelines, after reviewing and agreeing with their implementation. In all cases, RBC GAM reviews each meeting and proposal to ensure votes are submitted in the best interests of our clients. RBC GAM has the ability to override the recommended votes of the aforementioned research provider in the event the recommended votes would not be in the best interests of our portfolios.
PROXY VOTING PROCESS
Proxy voting vendor
RBC GAM retains the services of Institutional Shareholder Services (ISS) to manage and execute proxy votes. In addition, ISS provides custom voting recommendations for all proxies based on the RBC GAM Proxy Voting Guidelines. RBC GAM subscribes to the research of both ISS and Glass, Lewis & Co. The research and benchmark policy voting recommendations from both proxy advisors are considered as part of the proxy voting decision. However, the final voting decision is independent and voting authority rests solely with RBC GAM.
Internal monitoring and review
RBC GAM has a detailed process to manage the review and approval of vote instructions. Our Corporate Governance & Responsible Investment (CGRI) team manages the internal review of proxy voting to ensure that the custom recommendations made by ISS correctly reflect the intentions of the Guidelines. This includes the daily review of upcoming company meetings, corresponding meeting research and custom vote recommendations by the CGRI team’s analysts. Our investment teams receive regular reports of upcoming meetings in the portfolios they manage, including flags and rationales for any recommended votes against the recommendations of management based on either the Guidelines or ISS’ local benchmark voting policy.
For logistical and organizational purposes, and to increase the likelihood of vote acceptance, we have instructed ISS to auto-submit votes based on our custom voting recommendations, where applicable, prior to each meeting’s own market cutoff date. Because voting authority rests solely with RBC GAM, we may manually submit our votes at any time prior to the meeting. In each case, the aforementioned review and approval process is applied.
In advance of a meeting, if a company files additional soliciting materials with the local regulators, or publishes a response to the research or vote recommendations of ISS or Glass, Lewis & Co., we will review those responses and consider them in our voting decision. We encourage these disclosures, as it can provide a wider group of investors with useful information than the company may otherwise be able to engage with directly. In the case of Glass, Lewis & Co., the vendor publishes company responses in amended research reports, and our CGRI team receives email notifications of amendments. In the case of ISS, the vendor publishes ‘Proxy Alerts’ in amended research reports. Because we retain the services of ISS to manage and execute proxy votes, we also utilize the vendor’s online voting platform to notify our CGRI team of instances where (a) an ISS research report has been republished, (b) ISS’ benchmark policy voting recommendations have changed, and (c) ISS has changed our custom voting recommendation. Due to the various parties and systems involved in the proxy voting process and the volume of votes researched, we encourage companies to disclose responses or additional solicitation materials as soon as possible to provide investors with ample time to consider the disclosed information.
Vote override
In scenarios where the custom voting recommendations from ISS are inconsistent with the intentions of the Guidelines, and/or do not reflect the best interests of the portfolio(s), a vote override process will be initiated. This process can be prompted through the review process of the CGRI team or as a result of direct input from the investment teams. Investment teams are consulted on any vote override request and the request is submitted to the Proxy Voting Committee for approval. Our Proxy Voting Committee includes our Chief Investment Officer (CIO) and the Head & VP of Corporate Governance & Responsible Investment. In order for a vote override request to be accepted, majority approval from the Proxy Voting Committee is required. The CIO has ultimate authority on all investment decisions, including proxy voting.
For transaction-related proposals (for example, approval of M&A transactions), ISS does not provide custom vote recommendations. All such proposals are referred to the portfolio managers for vote instructions.

RBC GAM meets with ISS on an annual basis in advance of the upcoming proxy voting season to confirm the desired implementation of the Guidelines. This includes a review of ISS’ benchmark voting policy updates to review each guideline and its implementation.
1. BOARD OF DIRECTORS
The board of directors of a corporation must act in the best interests of that corporation. The board engages the services of a management team to ensure the corporation’s long-term success. The board’s key functions are to approve direction of corporate strategy, supervise risk management, and evaluate the performance of the company and of management. Overall, the board is responsible for determining, implementing, and maintaining a culture of integrity and ethical behaviour.
In order to be effective in representing the interests of security holders, the board should reflect the criteria outlined below. If these criteria are met, then we will generally vote in favour of the election of directors proposed by management. We will also support shareholder proposals seeking to implement these criteria.
1.1 Independence of the board of directors
Ideally, the board should be composed of a substantial majority of independent directors.
An independent director shall be independent of management and free from any interest or relationship that could interfere with the director’s ability to act in the best interests of the corporation and its shareholders. A director who is not independent will be considered to be independent three years after the termination of the relationship or interest that caused the director’s independence to be compromised. However, a former CEO or CFO of the company will not be considered independent until five years after their employment with the company ends.
For directors who are also major shareholders (defined as a person who controls 5% or more of the equity or voting rights of the company), independence will be assessed on a case- by-case basis. However, if these directors hold stock that has disproportionate voting rights, they will not be considered to be independent.
We will consider proposals to adopt a stricter definition of independence on a case-by-case basis and in doing so will consider the current independence of the board as well as local legal and regulatory requirements.
We will generally support proposals requesting that the company provide expanded disclosure of potential conflicts of interest regarding directors.
Voting guideline
We will generally not support directors who are non- independent, with the exception of the current CEO, if the proposed board is composed of less than a two-thirds majority of independent directors.
We will generally support proposals that limit employees of the company sitting on the board to the CEO only.
1.2 Independence of the chair
It is a matter of good governance practice that an independent director be appointed to the position of chair of the board of directors. An independent chair is one of the primary mechanisms by which board independence is maintained.
Voting guideline
We will generally not support a non-independent director if he or she is also chair (or will become chair upon becoming a director) unless an independent director is appointed as a lead director and an independent corporate governance committee exists.
1.3 Executive chair
In some instances a company may appoint an individual to be an “executive chair” of the board although another individual has been appointed board chair. An executive chair can present both corporate governance and compensation concerns for shareholders. To address the corporate governance concerns, the company should disclose the role of the executive chair in detail and explain to shareholders why having an executive chair is an appropriate corporate governance practice.

Compensation arrangements for an executive chair are of particular concern and should be assessed in the context of director compensation rather than executive compensation practices. We are particularly concerned when the executive chair role appears to have been created to provide ongoing generous compensation to a retired CEO or founder of the company.
Voting guideline
We will review all executive chair compensation arrangements on a case-by-case basis but may withhold/vote against the executive chair if the executive chair’s total compensation is more than two times that of the highest paid independent director sitting on the board.
We will generally support shareholder proposals that ask for enhanced disclosure of the responsibilities of the executive chair, and full disclosure of the compensation structure for the role.
1.4 Risk management
One of the primary responsibilities of the board is to understand the risks facing the company and to ensure that management has put in place appropriate measures to identify, monitor and manage those risks. While initial responsibility for risk management may be delegated to a committee of the board, it is ultimately the responsibility of the entire board.
Proper succession planning is also an important responsibility of senior management and the board, particularly when it comes to identifying candidates for the CEO role. Companies and boards should have a robust succession planning process and fully disclose to shareholders the process to ensure that the company follows that process.
Voting guideline
Proposals to establish a risk committee of the board will be assessed on a case-by-case basis. These proposals will be assessed in the context of the risk profile of the company and how effectively those risks are being managed.
1.5 Board size
The number of directors on a board can be an important factor in board effectiveness. The board should be large enough to adequately perform its responsibilities without being so large that it becomes cumbersome. In general, boards should have between 5 and 15 directors, but the appropriate number of directors will vary with the size and nature of the corporation.
Voting guideline
Where the number of directors is outside this range of 5– 15 directors we will vote against approval of the number of directors on the board if we believe that board effectiveness has been compromised.
1.6 Committees of the board
Committees have become accepted mechanisms of corporate governance. Corporations of a sufficient size should, at a minimum, include the following committees of the board:
•Audit Committee: The audit committee should be responsible for ensuring the accurate accounting and reporting of the company’s financial performance, ensuring that adequate internal control measures exist, and overseeing the annual external audit of the corporation. We believe that audit committee members require sufficient professional expertise to effectively carry out their duties and consider a lack of expertise and/or relevant experience in our assessment of the committee.
•Corporate Governance Committee: The corporate governance committee should be responsible for the oversight of the governance of the corporation.
•Compensation Committee: This committee should be responsible for the direction and oversight of the company’s executive compensation program and for regularly evaluating the performance of senior management.
•Nominating Committee: The nominating committee should identify the board’s need for new or additional directors and skill sets, and then recruit, nominate and orientate new directors. The committee should also assess the need for certain skills on the board that may be lacking.
The chair and committee members should all be independent directors.

Voting guideline
For most companies, we will not support non-independent board members who sit on, or chair, any of the above committees.
We will generally support proposals to prohibit CEOs of other listed companies from sitting on the compensation committee.
For small companies, we will not support non-independent board members who sit on, or chair, the audit committee. For the compensation, nominating and corporate governance committees, a majority of the members and the chair should be independent.
We will not necessarily vote against the board for failing to establish any or all of the above committees, but will actively encourage the board to establish them. We will support proposals to establish any or all of the above committees.
We will generally support proposals that encourage boards and management to adopt short and long-term succession planning policies for all levels of senior management, including the CEO, and to and fully disclose those policies to shareholders.
1.7 Majority voting
It is a fundamental right of shareholders to have an effective ability to vote directors both on and off the board. Plurality voting does not respect this basic right. Companies should adopt policies to ensure that directors are elected to the board using a majority vote system whereby directors who do not receive a majority of the votes cast in their favour are required to submit their resignation to the board. Barring exceptional circumstances, that resignation should be accepted by the board. “Exceptional circumstances” would be truly rare and in general, would only arise if the board needed additional time to replace the distinct expertise of that director. In no circumstances should a director who failed to receive a majority of votes in their favour be allowed to remain on the board indefinitely.
Voting guideline
We will generally support proposals that call for the adoption of a majority vote system for the election of directors in non- contested director elections.
Where a director fails to receive majority support in a director election and continues to sit on the board, and the board fails to provide a valid time-limited reason for this, we will generally withhold votes from the director in question, all directors who sit on the nominating and governance committees, and the chair of the board for as long as that director continues to sit on the board.
1.8 Cumulative voting
There are valid arguments for and against cumulative voting. It can ensure an independent voice on an unresponsive board, or it can allow a small group of shareholders to promote their own agenda.
Voting guideline
We will generally vote against cumulative voting proposals, unless there is a clear and demonstrated need for cumulative voting.
1.9 Staggered boards
The annual election of all directors is an effective way to ensure that shareholders can change the composition or control of the board, especially during periods of deteriorating corporate or board performance. We believe that the annual election of all directors best serves the interest of shareholders.
Voting guideline
We will not support a proposal for the introduction of staggered terms.
We will not necessarily vote against a slate of directors simply because the board uses staggered terms.
We will support a proposal to eliminate staggered terms or to introduce the annual election of directors.

1.10 Director attendance
Directors should be able to commit sufficient time and energy to carry out their duties in an effective manner. While attendance at board and committee meetings is not the only measure of director performance, poor attendance makes it difficult for directors to carry out their responsibilities effectively.
Voting guideline
We will generally not support existing directors if they have attended less than 75% of the board and committee meetings in aggregate, unless there are extenuating circumstances.
We encourage companies to disclose a summary of the frequency of key committee meetings and attendance for those meetings. We may vote against members of the Corporate Governance committee if records for board attendance are not disclosed.
1.11 Overboarding
Serving as a director of a public company requires a significant commitment in time and effort. If directors sit on an excessive number of boards it can compromise their ability to serve effectively.
Voting guideline
We will generally withhold votes from directors who sit on more than five boards or, in the case of current CEOs or Executive Chairs, more than two boards (their own board plus one other).
1.12 Director liability and indemnification
We recognize that in order to build and maintain a qualified board it may be necessary for the company to have a policy limiting the liability of directors and provide them with an indemnity. However, these policies should only apply when directors are acting honestly, in good faith and in the best interests of the corporation. If the director acts dishonestly, the indemnification should not apply.
Voting guideline
When considering proposals to eliminate or limit the personal liability of the directors, RBC GAM will consider:
•the performance of the board
•the independence of the board and its key committees
•whether or not the company has anti-takeover devices in place
If the above factors are favourable, we will generally support liability-limiting proposals to indemnify directors against legal costs provided they have acted honestly and in good faith and provided the company persuasively argues that it is necessary to attract and retain directors.
We will also generally support proposals seeking personal liability for directors as a result of fiduciary breaches arising from gross negligence. We will generally oppose proposals for indemnification when they seek to insulate directors from actions they have already taken or if litigation is pending.
1.13 Tenure of directors
We consider board renewal and diversity as an important component of overall board effectiveness. In order to facilitate the board renewal process, we strongly encourage boards to consider the tenure of individual directors as well as the range of tenures throughout the board as part of the annual board assessment.
Excessive average board tenure, as compared to market norms, without evidence of consistent board refreshment, will be considered as part of our overall assessment of an issuer’s corporate governance practices.
Voting guideline
We will evaluate shareholder proposals to introduce term limits for directors on a case-by-case basis.

We will assess the independence of all directors annually regardless of length of service. We will generally vote against the chair of the nominating committee where more than one-third of the board has a tenure greater than 15 years.
1.14 Performance evaluation of directors and board
A board must evaluate its own performance, which presents a conflict of interest. We believe that the best way to deal with this conflict is for the board to adopt its own statement of principles and guidelines to evaluate the performance of directors and the effectiveness of the board. The board should prepare annual evaluations based on these principles and guidelines, and should summarize the results of that evaluation in the annual proxy circular.
Voting guideline
We will support proposals to develop and institute performance evaluations for a board of directors and to disclose a summary of the results of those evaluations in the annual proxy circular.
1.15 Directors proposed on a single ballot
We believe that directors should be proposed individually on the annual ballot. When directors are proposed on a single ballot it removes the shareholders’ ability to withhold votes for individual directors to change the composition of the board. Boards may use a single ballot as a means of protecting individual board members, or preventing certain board practices from being changed. A board that is confident with its governance practices should be willing to propose directors individually.
Voting guideline
We will support proposals that directors be proposed individually.
We will withhold votes for a board proposed on a single ballot if we believe that the independence of the board or the board committees has been compromised in any way or if the board’s actions have not been in the shareholders’ best interests.
1.16 In camera meetings
In camera meetings of independent board members create an opportunity for more candid discussions than may occur at formal board meetings. These meetings may help to facilitate and enhance overall board independence. It is recommended that after these meetings, the chair of the in camera sessions should meet with the chief executive officer to advise of the topics that were discussed.
Voting guideline
We will generally support proposals that would require regular in camera meetings of independent board members only.
1.17 Voting for directors
In general, we will vote for the directors nominated by management unless these guidelines indicate otherwise or the long-term performance of the corporation or the directors has been unsatisfactory. In this regard, we will also consider any issues that come to our attention regarding a director’s performance at another public company.
Voting guideline
We will generally not support directors if there are instances of material governance failures or significant failures in risk oversight, including on material ESG issues. This may include instances where climate change poses a significant risk to the company and these climate-related risks are not being adequately assessed and mitigated.
We will generally not support directors with material governance and/or performance issues at another public company.
1.18 Audit process
The audit plays a vital role in the corporate governance process. Not only does it verify the financial performance of a company, but it also identifies any deficiencies in the internal control mechanisms of the company.

The audit process should involve the establishment of an independent audit committee (see 1.4) and the appointment of an independent auditor by that committee. The auditor should report directly to the audit committee and not to management.
Auditors and/or the audit partner should be rotated on a regular basis. We support the role of external auditor being put to tender on a regular basis.
External auditor tenure exceeding 20 years is disproportionate compared to market norms. Auditor tenure will be considered as part of our overall assessment of issuers’ corporate governance practices.
Voting guideline
We will generally support the choice of auditors recommended by the audit committee.
Where auditors are being changed for reasons other than routine rotation, we will review the reasons on a case-by- case basis.
Where the auditor has limited or capped its liability as it relates to the performance of the audit and the limits placed on the auditor’s liability are unreasonable, we will not support the choice of auditor. If the lead audit partner has been linked with a significant auditing controversy, we may not support the choice of auditor or its remuneration.
1.19 Audit fees
The amount and composition of fees paid to an auditor can compromise an auditor’s ability to act independently and perform an audit that is free from undue influence by management. In order to help ensure auditor independence, a substantial majority of the fees paid to the auditors should be for audit and audit-related services.
Voting guideline
We will generally support proposals that prohibit the outside auditor from maintaining a relationship with the company other than providing audit and audit-related services.
We will generally not support the choice of auditor if less than two-thirds of the total fees paid to the auditor over the previous year were for audit and audit-related services. We will consider withholding our votes from members of the audit committee if the company’s auditor received more than half its fees from non-audit services.
1.20 Board diversity
To enhance overall board effectiveness we expect that directors will have a diverse range of backgrounds and experience. An effective board should include directors with mix of professional experience relevant to the corporation. To the extent practicable, directors should reflect the gender, racial, ethnic and other dimensions of diversity of the communities in which the corporation operates and sells its goods or services.
We recommend that companies publicly disclose information on the diversity of their board of directors. We encourage companies to also disclose information on the diversity of their executive and/or senior management teams and wider workforce. For consistency, we encourage disclosure aligned with companies’ local jurisdictions, such as the EEO-1 Report in the United States and as defined in the Canada Business Corporations Act in Canada, at a minimum.
We also recommend that boards adopt policies, goals, and timelines to improve diversity on boards and in senior management, specifically regarding the representation of underrepresented groups, with the ultimate goal of being aligned with the diversity of the communities in which the corporation operates and sells its goods or services.
We may vote against the election of board members in the future if there is no adequate board diversity policy and/or board nominees from racially or ethnically underrepresented groups based on self-identification.
Voting guideline
We will generally support proposals that call for enhanced disclosure or reporting requirements regarding board diversity policies and procedures.
We will generally support proposals to adopt non-binding guidelines for diverse representation on the board.

We will review proposals to adopt binding quotas or targets for diverse representation on the board on a case by case basis.
1.20 Board gender diversity
With regard to women on boards, we encourage boards to publicly adopt a guideline of achieving 30% or more board seats held by women within a reasonable time period.
Although we will consider the circumstances of each board on a case-by-case basis, the calculation to determine the percentage of women on boards will be independent from other dimensions of diversity.
If a company’s board has less than 30% women directors, we will vote against directors who sit on the nominating or corporate governance committees of the board. Exceptions may be warranted based on company commitments and/ or the adequacy of the company’s board gender diversity policy. An adequate policy should include:
•A commitment to increase board gender diversity
•Measurable goals or targets to increase board gender diversity within a reasonable period of time
Consideration will be given to a board’s approach to gender diversity in executive officer positions and any related goals, targets, programs or processes for advancing women in executive roles. We expect issuers to disclose progress on reaching board gender diversity targets and the strategies or plans employed to achieve them.
2. MANAGEMENT AND DIRECTOR COMPENSATION
We believe that all compensation plans should attempt to align the long-term interests of shareholders with the interests of management and directors. Compensation plans should also be sufficiently generous to attract and retain individuals with the skill sets required to ensure the long-term success of the company, but compensation should always be commensurate with performance. The compensation plan should be developed and maintained by the compensation committee.
2.1 Equity-based compensation plans
In general, these plans should reward good performance, and not reward poor performance. The cost of the plan, either to the shareholders or the company, should be related to the benefits derived from it. The plan should be disclosed to the shareholders in detail and be approved by them.
In general we would like to see a reduction in the use of stock options as a form of compensation. Our preference is for stock ownership rather than stock options.
Voting guideline
We will review each equity-based compensation plan on a case-by-case basis.
We will generally support:
•plans that explicitly define the awards to senior executives and link the granting or vesting of equity-based compensation to specific performance targets
•stock option plans where the underlying securities are issued with a strike price higher than the current stock price
•plans where the stock options have a life of five years or less
•amendments to plans that will remove or amend a negative attribute from an existing plan, ultimately improving its overall structure
We will generally not support:
•plans that allow for the issuance of stock options with a term of more than five years
•“evergreen” stock option plans
•plans or proposals that allow the repricing of stock options, or that reissue options a strike price below the strike price of the original options

•any plan that does not prohibit the inappropriate manipulation of equity award grant dates through practices known as backdating, spring loading or bullet dodging
•plans that are 100% vested when granted or plans that allow pyramiding, gross-ups or automated acceleration of the vesting requirements, including when there is a change in control. We will oppose plans that do not provide clear guidelines for the allocation of awards
•plan amendments if the total potential dilution of all plans exceeds 10%, or annual dilution exceeds 1%
•plans that authorize allocation of 25% or more of the available awards to any one individual
•plans that give the board broad discretion in setting the terms and conditions of equity-based compensation programs
•stock option plans that allow for the “reloading” of exercised or lapsed options
•equity-based compensation plans that allow, or do not specifically prohibit, hedging. We will withhold/vote against the members of the compensation committee if any equity-based compensation exposure is hedged during the period
In general, we believe it is not appropriate for directors to participate in stock option plans, and would prefer directors own stock outright in the company. As such, we will generally not support proposals for director participation in stock option plans. However, for small companies we will review director options on a case-by-case basis, and if a company demonstrates a need for director options we may support such a plan (for example, where cash preservation is a priority for the company).
We will generally not support change in control provisions that allow for stock option holders to receive more for their options than shareholders would receive for their shares, or provisions that allow for the granting of options, or other equity awards, or bonuses to outside directors in the event of a change of control.
We discourage the use of omnibus stock option plan proposals. Ideally, shareholders should have the opportunity to consider and vote on the separate components of such plans.
2.2 Expensing of share options
While options may not be an expense to the corporation, they are an expense to the existing shareholders due to the dilution effects. As such, we believe that share options should be expensed in the financial statements of a corporation.
Voting guideline
We will support proposals that require the expensing of stock options in the financial statements of a corporation in accordance with IFRS.
2.3 Golden parachutes
We recognize that ‘golden parachutes’ may in some circumstances be an appropriate way to provide executives with the personal financial security and professional objectivity that is required to act in the best interests of shareholders. However, in some cases these provisions can be excessive.
Voting guideline
We will support proposals requiring shareholders to approve golden parachute arrangements.
We will review golden parachute arrangements on a case- by-case basis. However, we will generally vote against overly generous golden parachutes for senior executives. We will also vote against plans that use a single trigger for cash or other payments or for the vesting of equity based compensation.
2.4
Employee stock purchase plans
The interests of shareholders and employees are aligned if employees have the opportunity to become shareholders at a reasonable price. Employee stock purchase plans are an effective way to facilitate that alignment. In general we will support employee stock purchase plans that align employee interests with creating value for shareholders.

Voting guideline
We will generally support employee stock purchase plans with a purchase price of not less than 85% of market value, potential dilution of less than 10% and an appropriate mandatory hold period.
2.5
Director compensation
We believe that director compensation should be commensurate with the time and effort that directors spend executing their duties, but it should not be so generous that it may compromise a director’s ability to act independently of the board or management. We also believe that directors who personally own a significant amount of the company’s stock will be better motivated to act in the interests of all shareholders.
Voting guideline
We will review proposals regarding director compensation on a case-by-case basis. We will support proposals advocating a proportion of the directors’ remuneration be in the form of common stock.
We will assess director compensation on a case-by-case basis and will withhold from members of the board committee responsible for director compensation (or the full board and/or the chair in the absence of a responsible committee) if we believe that director compensation is excessive or inappropriately structured. Factors that will be considered include:
•The potential to compromise the independence of directors
•The overall alignment with shareholder interests
•If compensation is excessive in terms of the size and complexity of the company
•Other concerning plan features such as inadequate stock retention requirements and the use of stock options or retirement benefits
2.6 Director retirement benefits
We believe that retirement benefits should be restricted to the employees of a corporation. Directors’ independence could be compromised if they receive retirement benefits from the corporation.
Voting guideline
We will vote against proposals for retirement benefits for directors, unless it can be clearly shown that they will not impair directors’ independence.
2.7 Employee loans
Loans to senior management or the guaranteeing of loans for the purpose of exercising options should be avoided. These types of arrangements expose the company to the risk of not being able to recover the loan if the employment of the borrower is terminated.
Voting guideline
We will review all loans to senior management on a case- by-case basis, but will generally support loans that are reasonable in amount, given at a market rate of interest, (and not forgivable) and are secured against shares in the company or some other real asset.
2.8 Excessive executive compensation
In recent years, we have seen some executive compensation packages reach excessive levels, with insufficient correlation to individual or corporate performance. We believe that executive compensation should be performance based and should align the interests of executives with the long-term interests of shareholders. We would like to see performance criteria clearly disclosed and defined and detailed disclosure of whether and how those criteria have been met. The performance criteria and the degree to which they have been met should be determined by the compensation committee. Executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises, during their employment with the company and for some reasonable time after leaving the company.

We have also seen compensation plans with increasingly complex structures. Overly complex compensation plans make the proper assessment of pay and performance alignment difficult and, in some instances, this complexity facilitates misalignment between pay and performance. As a result, we generally support simplified pay practices with the following core features:
•Competitive base salary
•Annual incentives tied to performance on short-term material strategic goals
•Long-term, time-vesting restricted share units (RSUs), where the vesting period extends over five or more years
For compensation plans using this structure, companies are also encouraged to implement stock holding requirements, depending on the vesting schedule. In our view, this simplified structure incentivizes management to create long- term, sustainable shareholder value, reduces the burden on compensation committees, and promotes a clearer understanding of compensation opportunities and alignment between those opportunities and company performance.
Voting guideline
We will generally support executive compensation plans that are fair and oppose those that are excessive. We will review on a case-by-case basis proposals to enhance compensation disclosure, but will generally support proposals that require disclosure of performance criteria and whether those criteria were met. We will consider supporting proposals to link executive compensation to the company’s achievement of goals that go beyond traditional financial metrics, provided that those goals will improve the company’s long-term performance and sustainability.
2.9 Compensation report and say-on-pay
The compensation report in the proxy circular is the primary means by which shareholders obtain information to assess the compensation practices of the company. This report should be clear, concise and fully disclose all methods of compensation and performance measures. Furthermore, this report should present the information in a format that will allow all shareholders to easily determine total compensation for an individual.
When considering whether to approve a company’s advisory vote on executive compensation, we will consider the company’s overall compensation philosophy in the context of all relevant factors, including:
•whether pay is aligned to long-term sustainable performance
•whether the company has provided adequate disclosure of specific performance metrics and measures and discloses performance against those metrics
•whether the company has poor executive pay practices
•whether the company has manipulated its equity compensation plans through stock option backdating, spring loading or re-pricing, or the use of materially-altered non- GAAP performance metrics without a reasonable rationale
•whether the company uses time vesting or performance vesting for equity awards, with particular consideration where equity awarded through the Long-Term Incentive Plan, excluding stock options, lacks a performance-based component
•whether the company has established meaningful stock holding requirements for executives and whether it has clawback policies in place in the event of accounting restatement or wrongdoing
•whether overall amounts of executive compensation are reasonable relative to company peers, other employees and the value added by the executive. For instance, overall amounts may be flagged as excessive where the highest paid executive’s total compensation is twice as high the previous year’s median pay at the company’s market cap and revenue-based peers
•whether the executive compensation plans are overly complex or duplicative
•whether the company’s executive compensation plans give directors excessive discretionary power over awards
•if there are significant levels of dissent on the say-on-pay vote over two or more consecutive years

Executive compensation & COVID-19
We recognize that many compensation committees faced unprecedented challenges in adjusting and structuring compensation plans in light of the economic impacts of the COVID-19 pandemic. We have seen compensation committees address these challenges in several different ways, including the modification of existing performance metrics, additional discretion, foregoing bonus opportunities altogether, or leaving the existing plan structure intact.
We review executive compensation plans on a case-by-case basis and due to the various approaches taken, we recommend first and foremost that compensation committees provide robust disclosure on the compensation decisions made, the rationale behind those decisions, the level of discretion used, and the approach to compensation moving forward. Additional disclosure is particularly warranted in instances where a company made significant cuts to its workforce or furloughed employees due to the pandemic.
Voting guideline
We will generally support proposals that require full or enhanced disclosure of compensation for senior executives.
We will support proposals requiring an advisory vote by shareholders to approve the annual compensation report (i.e. “say-on-pay”).
Where a say-on-pay proposal fails to obtain the support of at least 60% of its shareholders we will expect a substantive board response. Boards should engage with their significant shareholders to determine the nature of their concerns with the company’s executive compensation practices. If those concerns are not adequately addressed in the next proxy circular, we will generally withhold/vote against the members of the compensation committee of the board.
We will assess all say-on-pay proposals on a case-by-case basis, but will generally not support plans where:
•There are inadequate equity retention requirements for named executives; specifically, where the equity retention requirement for the CEO is less than 5x base salary. It is preferred that these requirements extend for a period post-employment.
•There are inadequate claw-back provisions in the event of fraud or other acts that result in financial restatement or inappropriate compensation being paid.
•The compensation committee has exercised discretion to increase executive compensation beyond what was indicated by the compensation metrics and has not provided adequate disclosure and justification for this action.
•The compensation plan and/or the compensation plan disclosure is overly complex with no apparent reason for that complexity.
•The plan uses per-share metrics and there was a significant repurchase of shares during the period with no business rationale.
•There were significant legal expenses incurred and/or settlements paid arising from the company’s products, services, or business operations excluded from performance metric calculations.
•There was a significant environmental or social controversy during the year that had an actual or potential material impact on the company that is not reflected adequately in the remuneration of executives.
•Substantial payouts are triggered for performance that falls below the relevant comparator group median or average.
•The amount of the total compensation paid to the CEO or senior management is excessive in light of all relevant circumstances.
•The highest paid executive earns greater than $20-million (USD) and the company provides no disclosure on thresholds and targets of performance metrics in both the Short-Term Incentive Plan (STIP) and Long-Term Incentive Plan (LTIP).
•Executives are awarded with excessive special or one-time awards in response to successful transactions.
•The compensation plan makes use of significant front- loaded awards or long-term mega grants without robust performance conditions aligning management and shareholder interests for the duration of the plan’s life and beyond.
•The compensation committee has exercised discretion to increase executive compensation to ensure the executive has an excessive amount of minimum guaranteed compensation.

•Executives receive continued or outsized pay increases in instances where the company made significant cuts to its workforce or furloughed employees.
2.10 Compensation consultants
Compensation consultants are increasingly being used by boards to provide advice and recommendations on the structure of executive compensation plans. The use of consultants can provide invaluable support to the compensation committee in designing the executive compensation plan. It is important that the independence of compensation consultants is not compromised and that the nature and the extent of the relationship are disclosed to shareholders. We prefer that no less than two-thirds of the total fees paid to the compensation consultant be for consulting services provided to the board. In addition, we prefer that the compensation consultants be engaged by the compensation committee and report directly to it.
Voting guideline
We will generally support shareholder proposals requiring the full disclosure of all fees paid to a compensation consulting firm, distinguishing between fees paid for services to the board and for all other services provided to the company.
We will generally support shareholder proposals requiring compensation consultants to limit their overall relationship with a company to providing services to the board only.
2.11
External management compensation disclosure
Occasionally issuers will employ external rather than internal senior management teams. In these situations senior management are not employees of the company but rather provide their services under a contract. For this type of management structure, disclosure requirements regarding executive compensation do not technically apply and consequently practices for these arrangements often fall well below those for internal management. RBC GAM expects that the disclosure of external management compensation should be the same as it is for senior management employed by an issuer.
Voting guideline
Where compensation disclosure practices for issuers with external management fall materially below the disclosure requirements for issuers with internal management, we will vote against the say-on-pay proposal. If there is no say-on- pay proposal on the ballot we will withhold votes from all members of the compensation committee.
3. TAKEOVER PROTECTION AND TRANSACTIONS
The takeover protection measures that are available to boards and management can be a double-edged sword for the shareholder. They can be used to protect shareholder value by defending the company from hostile takeover bids that do not represent a fair value for the assets of the company. However, they can also be used to entrench a board and management who may ultimately undermine shareholder rights and shareholder value.
3.1 Shareholder rights plans (“poison pills”)
There are two main purposes for a shareholder rights plan. The first is to ensure that all shareholders are treated equally, and the second is to give the board time to consider other options. Many shareholder rights plans go well beyond these two aims and may be used to prevent bids that are worthy of shareholder consideration.
A shareholder rights plan should allow a takeover offer to stand for no longer than 60 days before the board responds. This gives management and the board ample time to consider the bid and assess alternatives.
In Canada, shareholder rights plans must be ratified by the shareholders at the first annual meeting following adoption of the plan. In the U.S., shareholder ratification is not required.
Voting guideline
We will review each shareholder rights plan on a case-by- case basis, but will generally not support plans that are not subject to shareholder approval at least every three years.
We will oppose any shareholder rights plan that is triggered by a purchase of less than 20% of the company’s shares, or that includes dead-hand, slow-hand, or no-hand provisions.

3.2 Other takeover protection measures
Other takeover protection measures may include, but are not limited to the following:
•going private transactions
•leveraged buyouts
•lock-up arrangements
•crown-jewel defences
•greenmail
•fair price amendments
•re-incorporation
When considering any takeover protection measure, we would be more likely to support a proposal if:
•the measure protects the rights of all shareholders
•the measure seeks to maximize shareholder value
•sufficient time and information is made available to shareholders to make an informed decision
•the measure will allow competing bids to be considered over a reasonable time
•the measure is subject to shareholder approval
•the measure is adopted for a limited period
Voting guideline
We will review each takeover protection measure on a case- by-case basis. We will generally oppose greenmail payments where there is no sufficient long-term business justification for them.
3.3 Dissident shareholders, contested elections, and proxy contests
Over recent years we have seen an increase in contested elections where a dissident shareholder is proposing its own slate of director nominees. In these situations it is important to understand what both sides are proposing and the implications it will have on governance and performance going forward.
Voting guideline
We will review dissident shareholder proposals for director nominees on a case-by-case basis to determine which will result in the best governance and performance for the company over both the short and long-term. We will consider:
•board independence, performance, equity ownership and responsiveness to shareholder concerns
•the performance of current management and the company’s long-term performance
•the competing strategic plans of the dissident and incumbent slate to enhance long-term corporate value, including the impact on key constituents
•the relative qualifications of the nominees and, where relevant, the company’s current executive and board compensation practices
3.4 Dissident director nominee compensation
In some contested director elections, dissident director nominees may have separate compensation agreements with the dissident shareholder. These agreements can be problematic, particularly if they extend beyond the election of the nominee directors, as they may compromise the independence of the nominee directors, motivate them to act in the best interests of the dissident shareholder rather than the best interests of the company, and create divisions within the board.

Voting guideline
We will review nominee director compensation agreements with dissident shareholders on a case-by-case basis, but may vote against/withhold votes from nominee directors if we believe their independence has been or could be compromised.
We will generally support proposals to prohibit payments from a dissident shareholder to its nominee directors after those directors have been elected to the board.
We will generally vote against proposals that would prevent the election of nominee directors who have received compensation from a dissident shareholder during a proxy contest, prior to being elected to the board.
3.5 Mergers and acquisitions
When dissidents are proposing an alternative strategy or if a proposed merger or acquisition is put to shareholders for a vote, we will consider all relevant factors, including:
•impact on long-term corporate value
•anticipated financial and operating benefits
•the price being offered to shareholders
•circumstances regarding how the deal was negotiated
•any proposed or resulting changes in corporate governance and the impact of those changes on shareholders’ rights
•the impact of any merger or acquisition on key constituents at both companies
All votes on mergers or acquisitions are referred directly to portfolio managers and evaluated on a case-by-case basis. Votes are cast in the best interests of the portfolio(s).
4. SHAREHOLDER RIGHTS
Shareholder rights include rights to influence management of the issuer through voting, to receive information from the issuer, to sell or transfer shares, to receive a share of the income of the issuer and to share in the net proceeds on the sale or winding-up of the issuer. These rights, like any other asset, should be protected and maintained.
4.1 Confidential voting
As with other electoral systems, the voting of proxies should be confidential, thereby ensuring that the process is impartial and free from coercion.
Voting guideline
We will support proposals to introduce confidential voting.
4.2 Proxy access
We believe that a robust process for nominating directors is fundamentally important for creating an effective board and that shareholders have a role to play in that process. Significant shareholders should have the right to nominate a number of directors for election in the ordinary course, outside of any contest for control, and should have their nominees included in the proxy circular in the same manner as the company’s nominees.
Voting guideline
We will generally support proposals that provide shareholders owning at least 3% of a company’s voting shares (individually or together with other shareholders) access to the company proxy statement to advance non-management board candidates comprising no more than 25% of the total board. We generally do not support limits on the number of shareholders that may aggregate their shares to satisfy the ownership requirement, but generally will not oppose proxy access proposals with reasonable limits on this basis alone.

In general, we will withhold support for proxy access proposals if the access right could be used to promote hostile takeovers by allowing for nomination of more than 25% of the board.
We will not support by-law amendments that will place unreasonable conditions or restrictions on shareholders’ ability to nominate directors.
If proxy access provisions are used to unreasonably restrict the rights of shareholders, we will withhold votes from the members of the corporate governance and nominating committees until the issue is resolved.
4.3 Advance notice provisions
When select shareholders nominate a director for election at or just before a company’s annual or special meeting, it poses undue risks to other shareholders that were unable to adequately review all relevant information relating to a proposed nominee. Advance Notice Policies allow companies to mitigate this risk by ensuring that the company and shareholders are notified within an appropriate timeframe of a shareholder’s intention to nominate one or more directors. However, these Advance Notice Policies also have the potential to be used by the company to unreasonably restrict the right of shareholders to nominate directors.
Voting guideline
We will generally support proposals seeking to establish Advance Notice Provisions so long as:
•The minimum notice period is not less than 30 days from the meeting date in the event of an annual meeting or 15 days in the event of a special meeting
•Nominations may be submitted within a minimum of ten days following the first public announcement of a meeting if notice of the meeting date is given less than 50 days prior to the meeting date
•There is no upper limit on the number of days before an annual meeting in which a director can be nominated
•The policy provides that if the annual meeting is postponed or adjourned, a new time period for shareholder nominations will begin
•There are no requirements that unnecessarily restrict the ability of shareholders to nominate directors, including the ability of companies’ to request an unreasonable level of additional disclosure regarding shareholder nominees
4.4 Dual-class stock & unequal voting rights
A company with dual class shares gives multiple votes per share to a certain class of shares, resulting in unequal voting rights between classes of shares. This violates the principle of one share, one vote. Companies with multiple voting shares give minority shareholders the ability to make decisions that may not be in the interests of all shareholders, or may not be supported by the majority of shareholders.
For companies that maintain a share structure with unequal voting rights, we strongly encourage the disclosure of voting results to be broken down by each class of share to provide greater transparency and allow both minority shareholders and the board to better understand how the different classes of shares were voted.
Voting guideline
We will generally not support the creation or extension of an unequal voting right structure without substantial proof that such a plan is critical to the success of the firm as a result of specific and unique challenges. Any such plan must be subject to future approval by the holders of the subordinate voting shares at regular and pre-determined intervals. If the company does not provide an adequate rationale for the proposed structure, we may vote against members of the Corporate Governance committee.
We generally do not support newly public companies adopting share structures with unequal voting rights. If this structure is adopted, it should include a reasonable sunset provision. If a newly public company adopts a share structure with unequal voting rights and lacks a reasonable sunset provision, we may vote against the election of directors on a case-by-case basis.
We will support proposals to eliminate unequal voting right structures.
We will consider any proposal to enhance the voting rights of long-term shareholders on a case-by-case basis, in light of the particular circumstances of the company and the legal regulatory regime to which it is subject.

We will generally support proposals that ask for the disclosure of voting results broken down by share class.
4.5 Supermajority approval
We believe that supermajority requirements do have a legitimate purpose, but can be subject to abuse. They should not be used for votes regarding takeovers or control of a company, and the approval proportion should not be set too high. A two-thirds majority is most common, and we generally consider anything above that to be unreasonable.
Voting guideline
We will consider supermajority voting proposals on a case-by- case basis but will generally vote against any supermajority proposal that has more than a two-third majority requirement unless it can be clearly demonstrated that it is in the shareholders’ best interests.
4.6 Linked proposals
Linked proposals are used to pass proposals that may not be approved if they were proposed individually.
Voting guideline
We will generally not support linked proposals.
4.7 Increase in authorized shares
We recognize that directors may need the flexibility to issue stock to meet changing financial conditions. This may include a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. The authorization of additional stock should be approved by shareholders, and should meet a specific business need.
Voting guideline
We will review proposals to increase authorized shares on a case-by-case basis. We will not support proposals for unlimited authorized shares.
We may support a reverse stock split if management provides a reasonable justification for it and reduces authorized shares accordingly.
We will oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business unit.
4.8 Disclosure of voting results
We believe that shareholders have the right to know whether a proposal has been passed or defeated, as well as the number of votes for, against and withheld. Additionally, all proposals should be cast by ballot rather than a show of hands, as this will ensure that all shareholders, whether present at the meeting or not, will be treated equally. In order to maintain the integrity of the proxy voting process, it is recommended that vote results be subject to independent verification.
Voting guideline
We will support proposals for the prompt disclosure of proxy voting results, to eliminate the practice of voting by a show of hands, and to adopt independent verification of proxy voting.
4.9 Blank-cheque preferred shares
There may be valid business reasons for the issuance of blank-cheque preferred shares, but we believe the potential for abuse outweighs the benefits. The authorization of these shares gives directors complete discretion over the conditions of the stock and shareholders have no further power to determine how or when the shares will be allocated.
Voting guideline
We will generally not support the authorization of blank-cheque preferred shares.

4.10 Shareholder meeting quorum
The quorum for shareholders’ meetings should be high enough to ensure that individual shareholders or small groups of shareholders (for example the board or senior management) will not be able to act independently of other shareholders, but not so high as to make it difficult to achieve.
Voting guideline
We will generally support quorum amendment proposals that require a minimum of five shareholders representing 25% of outstanding shares to constitute a quorum.
4.11 Equity issues
Shareholders should exercise control over the issuance of shares, especially when that issuance will result in significant dilution of ownership. This allows shareholder input on major decisions that affect the long-term interests of shareholders and the company.
Voting guideline
We will review all proposals regarding private placements and the issuance of equity on a case-by-case basis, but will vote against any proposal that will cause excessive dilution without a valid business need.
4.12 Other business
We believe that the inclusion of an “other business” proposal on a proxy ballot gives the board broad discretion to act without specific shareholder approval.
Voting guideline
We will not support “other business” proposals.
4.13 Implementing shareholder views
When a resolution receives the support of a majority of shareholders, the board of directors should report back within a reasonable time, and not later than the next annual shareholders’ meeting, on the action taken or explain why no action has been taken.
Voting guideline
When the board fails to implement a proposal that has received a majority of shareholder support, and does not demonstrate a valid reason for this action, we will generally withhold votes for all board members who served on the board during the period in question.
4.14 Share blocking
Some countries allow the practice of share blocking, where shareholders are “blocked” or prevented from trading their position from the time the proxy votes are submitted to the day after the shareholders’ meeting. This practice has implications for the management of the portfolios in which these securities are held. We believe that this practice is not in the interests of shareholders and we would like to see it discontinued.
Voting guideline
In general, we will not vote shares that are subject to blocking restrictions unless we determine that it is in our portfolios’ best interests to do so.
4.15
Income trust governance
Unit holders of income trusts should enjoy the equivalent rights and protection as the shareholders of a corporation. The trust and associated entities should take steps to ensure that appropriate governance practices are adopted to achieve this end.

Voting guideline
We will generally support proposals that enhance governance practices of the trust.
We may withhold votes from trustees where they have failed to establish or protect the rights of unit holders.
4.16 Reincorporation
There can be valid business reasons for a company to reincorporate in a different jurisdiction; however, a company may also be motivated to reincorporate for reasons that may be inconsistent with the interests of shareholders.
Voting guideline
We will review all reincorporation proposals on a case-by- case basis but will generally vote against any proposal that will result in unjustified risk to the corporation, unreasonable limits on director liability, diminished shareholder rights or weaker corporate governance requirements.
We will generally oppose management proposals to restructure the venue for shareowner claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.
4.17 Exclusive forum provisions
Exclusive forum provisions relate to a company making a change to its by-laws stipulating that legal actions brought against the company will only be permitted in courts within a certain jurisdiction. For example, if a shareholder wanted to sue a company they could only file the action in the jurisdiction stipulated by the company. While there may be valid reasons for adopting an exclusive forum provision, there is also the potential that these provisions could be abused by a company and negatively impact the rights of shareholders.
Voting guideline
We will assess all exclusive forum provisions on a case-by- case basis, but will generally not support proposals unless the company can demonstrate a clear need for such a provision and how it is in the interests of all shareholders.
4.18 Pre-IPO unilateral bylaw/charter amendments
Private companies that are contemplating an IPO have the ability to adopt bylaw or charter amendments that may not be consistent with the corporate governance best practices expected of a public company. These types of corporate governance practices are never acceptable, but it is particularly egregious if they are adopted just prior to an IPO. These amendments have the potential to compromise the rights of the shareholders after an IPO, and may be more difficult for shareholders to amend or repeal once a company has gone public. Companies in this situation will often adopt these measures knowing that the new shareholder base would not approve them if they were proposed post- IPO. We encourage private companies to adopt corporate governance practices consistent with the public market best practices prior to an IPO.
Voting guideline
With all IPOs, the expectation is that the newly public entity will have corporate governance and shareholder rights practices that meet best practice standards for a public issuer. We will review the bylaws and charter for IPOs on a case-by-case basis, but will vote against the corporate governance committee of the board and the board chair if there are any unreasonable restrictions on the rights of shareholders that have not been removed prior to the IPO.
4.19 Calling a special meeting
In some jurisdictions, shareholders holding a specific percentage of a company’s shares are able to call a special meeting in order to take action on matters that arise between regularly-scheduled annual general meetings. If, however, shareholders are unable to do so, their ability to remove directors, put forward resolutions or respond to an offer from a bidder may be restricted.
Voting guideline
We will review shareholder proposals requesting that a company install or change the percentage of shares required in order to call a special meeting on a case-by-case basis.

4.20 No-action and exemption requests
In some jurisdictions (particularly the United States), companies may be permitted by market regulators and/or agencies to exclude shareholder proposals from the ballot if the proposal conflicts with a management proposal at the same meeting. However, companies may use this avenue to limit shareholder rights by putting forth management proposals similar to those filed by shareholders, but with more limited criteria than originally set out by the shareholder proposal proponent.
The removal of redundant shareholder proposals from the ballot may be warranted where the company takes reasonable action on the issue or where the proponent agrees on the withdrawal after engagement. However, we are generally not supportive of the exemption practice where it impedes improvements to shareholder rights.
Voting guideline
We will examine cases where shareholder proposals have been excluded after the company has included a competing management proposal on a case-by-case basis. We may vote against members of the governance committee if we determine that the company has excluded a shareholder proposal and introduced a management proposal on substantially the same issue that may be contrary to shareholders’ best interests, as compared to the original shareholder proposal.
We will vote on the resulting management proposal on a case-by-case basis, taking into consideration the impacts on shareholder rights and shareholders’ abilities to file future resolutions on the issue(s).
4.21 Virtual shareholder meetings
Although there are benefits to facilitating virtual participation in shareholder meetings, virtual meeting formats have the potential to adversely impact shareholder rights, especially in the case of virtual-only meetings. In our view, a virtual meeting experience is not directly comparable to an in- person experience for all shareholders.
We are generally supportive of a hybrid meeting format where companies combine a traditional in-person meeting with the option of remote participation, as long as shareholder rights are not limited.
When a company holds a hybrid or virtual-only meeting, we expect effective disclosure demonstrating that shareholder rights are maintained under the meeting format. Disclosure should include:
•Procedures on shareholder questions, including required timelines to submit questions, if questions are selected or screened, and disclosure practices (e.g. how virtual meeting participants can see questions, publicly addressing unanswered questions after the meeting)
•Technical and logistical guidance for virtual meeting participation
•Details on technical support for issues encountered related to accessing or participating in the virtual meeting
Voting guideline
Shareholders should be given the opportunity to vote on the adoption of virtual-only meetings. We may withhold our support from the Corporate Governance committee if the company adopts a virtual-only meeting format and the resulting meeting format negatively impacts shareholder rights.
In general, barring exceptional circumstances, we generally will not support proposals to adopt a virtual-only format for upcoming annual meetings of shareholders.
4.22 Acting by written consent
Acting by written consent provides shareholders with the ability to act on important issues outside of the regular annual meeting cycle. It can also be an effective alternative to calling a special meeting by reducing the cost and added expense to the company of holding a special meeting. In our view, the ability to act by written consent enhances shareholder rights.

Voting guideline
We will generally support proposals:
•Granting shareholders the right to act by written consent
•That seek to restore or improve the right to act by written consent
We will generally oppose attempts to limit and/or eliminate shareholders’ ability act by written consent.
5. SHAREHOLDER PROPOSALS
Shareholders should have the right to bring relevant proposals to the annual general meeting. We believe that these proposals should be included on the proxy ballot for consideration by all shareholders as long as they deal with appropriate issues and are not used to air personal grievances or to obtain publicity.
We also believe that proposals should generally refrain from specifying how corporations should achieve the desired objectives. We are mindful that some proposals may diminish long-term shareholder value by imposing unreasonable constraints on the board and management.
Environmental and social issues are increasingly acknowledged to be areas of real risk to the operations and value of a company. Proposals that address these issues should be assessed in terms of the risks and opportunities they represent for the company and whether those issues have been adequately disclosed to shareholders. We will consider the Sustainability Accounting Standards Board Standards when assessing the materiality of a proposal.
We will generally review all shareholder proposals on a case-by-case basis. Where proposals relate to enhanced disclosure in an area that represents a real risk or opportunity for the corporation, we will generally support it. Where proposals mandate a specific course of action for the company we will generally oppose it.
5.1 Lobbying disclosure proposals
Shareholders continue to seek additional disclosure regarding companies’ lobbying activities. We encourage companies to provide additional disclosure on their lobbying activities where material and will generally evaluate the quality of disclosure based on the following factors:
•The company’s rationale for its lobbying activities
•Disclosure of the company’s overall lobbying expenditures
•Board and/or management oversight of lobbying activities and description of this oversight
•Disclosure of a comprehensive list of trade association memberships
•Disclosure of a list of trade associations where dues meet or exceed a specific threshold
Voting guideline
We will evaluate shareholder proposals seeking additional disclosure on companies’ lobbying activities on a case-by- case basis, but will generally support proposals where the company does not currently disclose such details or existing disclosure is inadequate. We will consider the practices of company peers when evaluating these types of proposals.
5.2 Cyber security
We believe investors should be provided with sufficient information to evaluate a company’s management of risks related to cyber security. We encourage companies to provide additional disclosure on their cyber security policies and procedures where material.

Voting guideline
We believe that cyber security is a material risk in several industries and we will generally support requests for enhanced disclosure on how the board and senior management are overseeing, managing, and mitigating these risks.
When evaluating cyber security-related shareholder proposals, we will consider:
•The level of disclosure of company protocols, policies, and procedures relating to data protection and guards against cyber attacks
•Commitment to applicable market-specific laws or regulations that may be imposed on the company
•Controversies, fines, or litigation related to cyber security related issues
5.3 Climate change
Climate change poses both risks and opportunities to all sectors and geographies, although in different ways.
We encourage companies to take actions that reduce greenhouse gas (GHG) emissions, strengthen governance oversight of climate change, and provide transparency and comprehensive climate-related disclosures.
We recommend that companies disclose in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD).
We support the global goal of achieving net-zero emissions by 2050 or sooner. We also recognize and support the need to achieve a just and orderly transition to net-zero that promotes widely shared economic prosperity. As a result, we expect all companies in which we are invested to:
•work towards identifying and publicly disclosing material financial and strategic impacts resulting from the transition to a net-zero economy.
•establish credible targets and action plans aligned to the global ambition of achieving net-zero emissions by 2050 or sooner, where climate represents a financially material risk. We also expect them to demonstrate progress in meeting their commitments.
Voting guideline
We will evaluate climate-related shareholder proposals on a case-by-case basis, but will generally support proposals requesting:
•That a company disclose the organization’s governance around climate-related risks and opportunities.
•That a company disclose the actual and potential impacts of climate-related risks and opportunities on the organization’s businesses, strategy, and financial planning. This includes disclosure of the results of climate scenario analysis and related assessments.
•That a company disclose how the organization identifies, assesses and manages climate-related risks. Risks include Transition Risks (Policy and Legal, Technology, Market, and Reputation) and Physical Risks (Acute and Chronic), as defined by the TCFD.
•That a company disclose the metrics and targets used to assess and manage relevant climate-related risks and opportunities, or on how the company identifies, measures, and manages such risks.
•That a company adopt or implement initiatives to reduce GHG emissions, including carbon. This includes providing detailed disclosure of progress.
•That a company adopt net-zero and interim targets where climate-related risks are financially material and adoption timelines are within a reasonable time frame. Net-zero targets should relate to scope 1 and 2 emissions. Where a proponent requests that a company adopt net-zero targets on scope 3 emissions, we will review on a case-by-case basis, factoring in the materiality of these emissions to the company.
•That a company disclose its climate transition plan in line with the TCFD recommendations.
•That a company provide enhanced disclosure on the alignment of its lobbying activities with climate change initiatives, including its membership in industry associations.

•Shareholder proposals requesting that a company adopt a regular, non-binding shareholder vote on its climate strategy (i.e. a “say-on-climate”), will be evaluated on a case-by-case basis.
When evaluating climate-related shareholder proposals, we will consider:
•The industry in which the company operates and the materiality of the requested disclosure in that industry
•The company’s existing publicly-available information on the potential impacts of climate change on its operations, strategy or viability
•Existing oversight, policies and procedures on climate- related risks and opportunities
•The company’s level of disclosure and preparedness compared to that of its industry peers
•Whether the company has recently been involved in climate- related controversies resulting in fines, litigation, penalties or significant environmental, social or financial impacts
•The company’s existing climate-related targets, commitments, and initiatives
5.4 Environmental issues
We believe companies must recognize their impact on the environment and we will support companies in adopting policies and procedures to minimize a company’s impact on the environment. Proposals that seek to improve the environmental practices of a company will generally be supported.
Voting guideline
We will generally vote in support of proposals that ask for:
•greater disclosure of a company’s environmental practices and/or environmental risks and liabilities
•initiatives to reduce toxic emissions and detailed disclosure of results
•detailed reporting on the risks and opportunities resulting from climate change
•initiatives to promote recycling, including product life-cycle management, and detailed disclosure of results
•companies to abstain from operating in environmentally sensitive areas or using products produced from materials extracted from such areas
•consideration and adoption of the Global Reporting Initiative reporting standards
•consideration and adoption of the Equator Principles
•companies to consider investing in or developing renewable energy sources
•detailed reporting on water use, intensity, supply, and risks. Reporting on efforts to reduce overall water use or intensity and impacts on local water systems
5.5 Human rights
We live in an increasingly globalized world where companies located in one country operate within the borders of others.
Those operations frequently occur in jurisdictions with weak rule of law and/or insufficient institutional protection of human rights. We generally support proposals that call on companies to respect internationally recognized human rights and comply with relevant international agreements regarding the protection of those rights.
Voting guideline
We will generally vote in support of proposals that call on companies to:
•adopt or comply with policies that conform to the United Nations Guiding Principles on Business and Human Rights (UNGPs), and/or express a commitment to respect the International Bill of Rights, which includes the Universal Declaration, the International Covenant on Civil and Political Rights, and the International Covenant on Economy, Social and Cultural Rights

•take reasonable steps, or institute a review process that monitors compliance with human rights and related policies
•provide meaningful disclosure on the company’s investments, operations and/or activities in countries with historical evidence of labour and human rights abuses
•adopt policies that aim to address human rights for operations in a conflict zone. This may include policies to protect the rights of local communities and avoid exacerbating the conflict
•adopt independent programs to monitor the company’s compliance with codes of conduct or the company’s human rights policy and to provide detailed disclosure of results
•adopt or comply with policies that conform to the International Labour Organization’s Core Conventions and report on the progress toward implementing those standards
5.6 Community issues
Shareholder proposals commonly relate to the impact of a company’s operations on the residents of the communities in which it operates. “Community” may also refer to larger areas, such as a province, state or nation, to the extent that a company’s operations may have broader impact. In general, we support proposals that ask companies to operate in a manner that respects the wishes of the communities in which they operate.
Voting guideline
We will generally vote in support of proposals that call for:
•careful consideration of advertising policies and practices to ensure that they do not promote racial stereotyping
•meaningful disclosure of plant closing criteria
•eliminating the use of predatory lending practices and “redlining”
•disclosure of lending practices in developing countries
•disclosure and board level oversight of corporate political contributions and lobbying expenditures
•support of the Extractive Industry Transparency Initiative
We will generally oppose proposals that call for:
•asking banks to forgive loans outright
•requiring shareholder ratification of charitable grants
5.7 Indigenous rights
Indigenous Peoples have specific rights, such as those set out in the United Nations Declaration on the Rights of Indigenous Peoples (UN DRIP), which includes Free, Prior and Informed Consent (FPIC). While there is no universally accepted definition of Indigenous Peoples, we rely upon the definition and direction provided by the International Finance Corporation (IFC) Performance Standard 7.
Voting guideline
We will generally vote in support of proposals that call for:
•disclosure on a company’s impact on Indigenous Peoples and their rights
•reporting on the company’s policies relating to the rights of Indigenous Peoples
•disclosure on how a company considers the rights of Indigenous Peoples in its operations and decision-making
5.8
Employee rights, diversity and relations
In general, we support proposals that promote diversity, dignity and safety in the workplace and the protection of collective bargaining rights.

Voting guideline
We will generally vote in support of proposals that ask companies to:
•report on equal opportunity and diversity in the workplace
•report on gender pay equity where the company has inadequate policies or disclosure and its practices lag behind peers’ or the company has been the subject of a recent controversy, including litigation, related to gender pay equity
•create and/or report on initiatives seeking to prevent discrimination on the basis of age, gender, ethnicity, race, skin colour, national origin, sexual orientation, disability, Indigenous status, gender expression/identity, education, religion and other dimensions that are intrinsic to all people.
•adopt guidelines and report on progress toward creating advancement opportunities for women and minorities
•adopt a LGBT+ anti-discrimination policy
•adopt enhanced health and safety policies, report on the implementation of those policies, and disclose health and safety data to shareholders
•report on human capital risks, opportunities, initiatives, commitments and relevant statistics
6. MANAGEMENT ENVIRONMENTAL AND SOCIAL PROPOSALS
6.1 Say-on-climate
The impacts of climate change are systemic and unprecedented. They are also already apparent. The quality of disclosure on how companies are understanding, assessing, and managing material climate-related risks and opportunities is being heavily scrutinized by shareholders. Many companies are now seeking regular advisory votes from shareholders on their climate transition plans and progress made on these plans (i.e. a “say-on-climate” vote).
Voting guideline
We will evaluate say-on-climate management proposals on a case-by-case basis, but will generally not support proposals where the climate-related plans have:
•A lack of clear and appropriately detailed disclosure of their climate change emissions governance, strategy, risk mitigation efforts, and metrics and targets, for example such as according to the TCFD
•A lack of improvement on disclosure and performance
•A lack of targets and emissions reductions at least in line with industry peers
•A lack of reporting showing that the company’s corporate and trade association lobbying activities are in alignment (or are not in contradiction) with limiting global warming in line with Paris Agreement goals, where material.
When evaluating say-on-climate management proposals, we will give consideration to newly-disclosed climate transition plans that do not meet this minimum criteria if there is demonstrable evidence and commitments indicating the minimum criteria will be met.

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and– most importantly– our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the costs to the client of voting outweigh the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues–T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.
Executive Compensation Issues–T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions–T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
 Corporate Social Responsibility Issues–Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.
Global Portfolio Companies–The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.
Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
 Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
 Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

UBS ASSET MANAGEMENT (AMERICAS) INC.
CORPORATE GOVERNANCE AND PROXY VOTING
POLICY AND PROCEDURES
1. Our approach to stewardship
UBS Asset Management is a large scale asset manager, providing traditional, alternative, real estate, infrastructure and private equity investment solutions to institutional investors, financial intermediaries and private clients worldwide.
It is our view that the consideration of material ESG factors within the investment decision process can protect and enhance the value of our clients' investments, and lead to better investment decisions, adding value to portfolios within the same risk/return profile.
Integral to this view is that effective stewardship is a core part of our responsibility to protect and enhance client assets, and is therefore an important part of our fiduciary duty.
UBS Asset Management's stewardship policy is our commitment to act as active owners of assets held and managed on behalf of our clients, across asset classes and strategies.
In this regard, in addition to being signatories to the UN Principles for Responsible Investment, we are also signatories to codes of best practice in respect of investor stewardship in Hong Kong, Japan, Singapore, Taiwan and the UK. We have also endorsed the ISG US Stewardship Principles and ICGN Global Stewardship Principles.
Carrying out our stewardship responsibilities involves:
•Building relationships with companies through regular and on-going engagement;
•Tracking progress of our dialogue with companies;
•Voting on all resolutions globally, where practical, in line with clients’ statements of investment principles;
•Working with other shareholders where appropriate, and in compliance with applicable regulation
•Reporting to clients.
Engagement Practices
We believe that engaging with investee companies enables us to identify longer-term issues that drive company value and contribute to the success of the investment over time.
Our engagement with companies and issuers may cover a wide range of topics, related to material matters including business strategy, corporate governance, and longer-term sustainability factors that have an impact on company performance. Where relevant this may include issues such as climate change, environmental management and human capital.
We aim to be engaged shareholders and encourage companies to have strong and effective governance and a high standard of corporate behavior. These efforts involve reaching out to both executive and, ideally, non- executive, board members in order to understand the company’s strategy and to provide our feedback on which measures can be taken to enhance long-term value and mitigate risk, when deemed necessary from an investment perspective.
Proxy Voting
It is our belief that voting rights have economic value and should be treated accordingly. Where clients of UBS Asset Management have delegated to us the discretion to exercise the voting rights for shares they beneficially own, we have a fiduciary duty to vote such shares in the clients’ best interest and in a manner which achieves the best economic outcome for their investments.
Voting enables us to voice our opinion to a company on a broad range of topics and is a way of encouraging boards to listen to and address investor concerns. As a result we consider voting to be an important part of our oversight role and integral to both the investment process and our overall stewardship approach.

We have a long history and track record of exercising voting rights, based upon UBS guidelines. We vote globally in over 60 countries across both our actively managed and index/rules based strategies. Where appropriate we seek to vote all shares held consistently across our range of investments, in order to maximize the outcome of the vote.
As long-term shareholders we will generally seek to support current management initiatives. However, where we have concerns with a company arising from our investment analysis, stewardship and engagement activities, or in relation to a particular resolution that we believe is not in the interests of our clients, we may choose not to support a particular proposal. This includes resolutions put forward by both company management and outside parties.
In some circumstances we may determine that the voting of a particular proxy would not deliver sufficient benefit to clients, in which case we may abstain or choose not to vote. This can include when there is documentation we are unable to provide, a requirement for a representative to physically attend a meeting in order to vote, or if the process of voting restricts our ability to manage a portfolio during the voting period.
Where shares are on loan as part of a stocklending agreement, in the case that voting or consent rights that accompany a loaned security pass to the borrower, we will recall the loaned security, if reasonably practicable, to permit the exercise of such rights if the matter involved would have a material pecuniary effect on the investment in the security.
2. Our Voting Principles
Overview and Key Principles
These guidelines describe the approach of our Equities, Fixed Income, Multi Asset and Investment Solutions investment areas to corporate governance, environmental and social factors during the exercise of voting rights on behalf of our clients (which include funds, individuals, pension schemes and all other advisory clients). They also apply to the listed real estate securities held within the Global Real Estate investment area.
We apply these principles and guidelines globally, however they permit us the discretion to reflect local laws or standards where appropriate and enable us to take into account the diverse nature and investment autonomy of our capabilities. Constituent firms or legal entities may have jurisdictional or entity-specific practices in place where applicable.
Underlying our voting and ESG guidelines principles we have two fundamental objectives:
1. To act in the best financial interests of our clients to enhance the long-term value of their investments.
2. To promote best practice in the Boardroom and ensure that investee companies are sustainable and successful.
While there is no absolute set of standards that determine appropriate governance under all circumstances, and no set of values that will guarantee ethical board behavior, there are certain principles which we consider are appropriate to protect the economic value of our clients' investments.
We have outlined in this document our expectations and will generally exercise voting rights on behalf of clients in accordance with these guidance and principles.
Board of Directors
We believe that good corporate governance should, in the long-term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.
Roles and responsibilities of the Board
Role of the Board
Key functions for the Board include setting the company's strategy, providing oversight of management and ensuring the long-term sustainability of the company for all stakeholders. When setting the strategy the Board should take into account short-term issues as well as long-term trends which may affect the company's business.
It is therefore essential that the Board operates effectively, is comprised of high caliber individuals with appropriate and diverse backgrounds and with experience of providing good judgment and diligent oversight of the management of the company.

When our view of management is favorable, we generally support current management initiatives. When our view is that changes to the management structure may increase shareholder value, we may not support existing management proposals. If management’s performance on specific matters is not in our client’s interests. we may abstain or vote against specific proxy proposals.
Board responsibilities
For effective discharge of board responsibilities:
•The whole board should be fully involved in endorsing strategy and in all major strategic decisions (e.g. mergers and acquisitions);
•The non-executive directors should provide a challenging but positive environment for the executive directors;
The board should ensure that at all times:
•appropriate management succession plans are in place;
•the interests of executives and shareholders are aligned;
•the financial audit is independent and accurate;
•the brand and reputation of the company is protected and enhanced;
•a constructive dialogue with shareholders is encouraged;
•it receives all the information necessary to hold management to account.
Board Structure
Chair/CEO
An effective Chair is key to the success of a company. Our general view is that the positions of Board Chair and Chief Executive Officer should be separated and held by two individuals, to enhance accountability.
We will usually vote to support proposals seeking to split these key roles where we believe it will lead to better company management.
Where the roles are combined we may support the re-election of the director where:
•There is an independent Lead Director in place;
•Where it is clear that the structure provides an appropriate counterbalance to the Chair/CEO;
•Where a clear explanation has been provided as to why an alternative structure is appropriate;
•Where the Board meets our threshold for the overall level of independence.
We will generally not support the election of an existing CEO moving to the position of Chair of the Board, except as an interim measure in exceptional circumstances when fully explained by the company.
Lead/Senior Independent Director
We will support the appointment of a Lead or Senior Independent Director who should be regarded as independent.
The Lead/Senior Independent Director should act as an intermediary for the other board directors but also as a liaison between the Board and the company's shareholders.
We would expect the Lead/Senior Independent Director to have well defined responsibilities, in order to be able to challenge the CEO and other executives.
Board Independence
Boards should have a balance of independent members in order to provide sufficient challenge and oversight of the Board's decisions and effectiveness.

Where we regard less than 50% of the board to be independent according to the criteria outlined below, we may elect to take the following voting actions:
•We may vote against the Chair of the Nomination Committee, or other Committee responsible for board appointments, in order to provide a signal that further board succession planning and refreshment is appropriate.
•If the overall average independence of a key board committee falls below our threshold requirements then we may determine that it is appropriate to vote against the Chair of the relevant committee, or a director serving on the committee who we regard to be non-independent.
When taking action we will regard a board member to be non-independent if they:
•Are the founder;
•Have been an executive of the company or any subsidiary over the last 3 years;
•Act as a partner, advisor, director or senior employee of a provider of material professional or contractual services to the company, or any of its subsidiaries over the last 3 years;
•Have close family ties with any of the company's directors or senior management;
•Have cross-directorships or significant links with other directors;
•Are a significant shareholder, or affiliated to a significant shareholder of the company;
•Have served on the board for longer than 12 years;
•Have entitlement to performance related pay, stock options, pensions or benefits via large donations to charities of the director's choice.
Nomination and Election process
Board committees form an important element of the operations of an effective board and we expect companies to Board committees form an important element of the operations of an effective board, and we expect companies to adhere to best practice in relation to the composition and independence of key board committees.
The Nomination Committee may be comprised of both executives and non-executives, however we expect a majority of members of the committee to be independent.
When proposing the election of a director, the company should provide shareholders with sufficient information to enable an informed decision to be made. This should include the name and biography of the nominee, including skillset, experience and background of the nominee, including ethnicity where this data is able to be collected and disclosed publicly.
If details concerning the nominated individual have not been disclosed, then we will not support the candidate’s election to the Board.
We encourage boards to publish an overall skill matrix for all current and prospective board members, to enable shareholders to determine the mix of experience, background and diversity of the Board.
Such a matrix can be beneficial to the Nomination Committee and board in determining where there may be a gap in knowledge or skillset.
Election systems
Our policy preference is that board directors are elected on an annual basis When directors are nominated through alternative slates we will support existing directors provided the board has sufficient independence.
Should that not be the case we will support the list with independent nominees when we believe it will improve the composition of the Board.
When the election of various directors is bundled under one voting item, we may vote against the resolution if we have concerns over the appointment of one or more directors and/or if there is a lack of independence of the board generally.

We will generally support proposals that permit shareholders to nominate directors for election to the board. We will also generally vote in favor of shareholder proposals requesting directors to be elected by a true majority voting system.
Employee representation
Where local market practices require it we will generally support the appointment of employee representatives to the Board.
Directors' term of contracts, including classified or staggered board systems
We are generally supportive of annual elections of directors and support proposals seeking to declassify a Board.
However, we will factor in local market requirements and practices and may not automatically vote against the election of a director on the sole basis of the duration of their contract.
Diversity, Equity and Inclusion
We believe that companies should be representative of the communities in which they operate, and that a diverse workforce improves company culture and innovation. This extends to the Board of Directors and we expect our investee companies to ensure that the Board is comprised of individuals from across genders and ethnicities.
We encourage companies to develop a policy and implementation plan to increase diversity at board level, in senior positions and in the workforce more widely.
To support this expectation, we require companies to have at least 40% of the board comprised of diverse appointees by 2025, initially focused on the dimensions of gender and ethnicity.
More specifically, we expect all companies in which we invest globally to have at least one female board member. We will vote against the Chair of the Nomination Committee, or equivalent committee, where this is not the case.
In addition, we will vote against the Chair of the Nomination Committee when:
•A company does not meet local market regulatory standards in regards to gender or ethnic diversity, where those standards are superior to our own policy, or
•A company in a developed market* with at least 10 board members or a market capitalisation of more than US $10 billion does not have 30% female board representation, or
•A company in a market where ethnic diversity data is available has not appointed, or disclosed plans to appoint, at least 1 director from an underrepresented ethnic background.
*Developed market as per MSCI market classification
For UK companies, we expect the Board to meet the requirements of the Hampton Alexander Review and encourage the reporting requirements of the FCA Listing Rules.
Conflicts of interest and pledging of company stock
Where there is a clear conflict between management and shareholder interests, even in those cases where management has been effective, we may elect not to support company proposals.
We consider that excessive share pledging represents a material risk for shareholders as their investment in the company could lose value in case one or more executives are forced to sell the stock they pledged as collateral.
If any director has pledged more than 10% of the outstanding share capital we will vote against the Chair of the Audit Committee.
Size
We would generally vote to support proposals which seek to fix the size of the board and/or require shareholder approval to alter the size of the board. However we will vote against proposals to set the board size of more than 16 and less than 5 members.

Attendance
Attendance at board meetings is a clear requirement for all board members. We understand that there are often extenuating circumstances which may result in not all members being present, however we would usually not support the re-election of a director when the nominee has attended less than 75% of meetings for a second consecutive year without sufficient explanation.
External commitments
We expect that directors of public listed companies should be able to commit the required time to their responsibilities.
Where an individual has a high level of board positions, as an executive and/or non-executive, we will review their overall commitments.
We may examine other measures of effectiveness including attendance levels, relevance of skill set and types of position for a director holding multiple directorships. We will generally not support the election of a director who we consider holds an excessive number of overall positions.
Tenure
We favor boards which have a healthy rate of experience and renewal of non-executive directors. We may examine the circumstances surrounding board tenure when a majority of the directors have been in the current position longer than 12 years.
Succession planning
We would expect a company to have effective plans in place for the succession of both the non-executives and executives on the board. The Chair of the Board should pay particular attention to succession planning as part of their role.
Board discharge and poor practices
We will generally vote in favor of the resolution to discharge the Board unless there are significant concerns with regard to internal control, financial accounts or current investigation against directors.
We may choose to vote against the election of board members where it is identified that the board is responsible for a material failure in ESG standards or the company has failed to address a governance failing.
We will also not support the re-election of a director who received less than 50% of votes in favor when last due for election but who subsequently was retained on the board.
We will vote against the election of a director convicted of market or accounting manipulation, fraud or corruption and may take into account pending allegations when considering election of board directors.
Proxy Contests
We review proxy contests on a case-by-case basis. We will study the rationale put forward by the contestant and each item on the contestant's agenda. We will carefully review the experience and expertise of the candidates, together with the response of the company. Although we may understand the contestant's perspective, the potential disruption to the board functioning and the company in general may lead us to support management.
However, in cases where we believe that a change to the board would be in the best interests of all stakeholders we will support the nomination of the dissident.
Performance evaluation
We expect the board to maintain and enhance the reputation of the company and we will hold directors to the highest ethical standards.
We also expect the Board to be responsive to shareholders and engage with them regularly.
In cases where the board's performance has been questionable, or if the board ignored a previous shareholder vote which received majority support, we may abstain or vote against specific proposals or board members.

3. Shareholders' Rights
One share-one vote
We believe that votes at a company meeting should be determined on the basis of 'one share-one vote'. We will not support management initiatives to create dual classes of stock, which may serve to insulate company management from shareholder opinion and action, or which may transfer the full control over the company to one shareholder disproportionally to their economic interest in the company.
We generally support shareholder proposals to eliminate dual class schemes and will not support cumulative voting proposals or the introduction of double voting rights.
Additional shareholder rights
We generally support resolutions which are designed to provide additional rights to shareholders. We will support shareholder proposals to reduce supermajority voting limits and support proposals calling for confidential voting.
We may support proposals that allow shareholders to act by written consent and which give the right to shareholders to call a special meeting, provided they are not overly restrictive.
Disclosure
Companies should act and disclose information to their shareholders in a manner as transparent as possible.
We expect companies to disclose any relevant materials ahead of a General Meeting, allowing sufficient time for shareholders to review, analyze and engage upon the information disclosed. In certain instances when we do not have enough information, we may abstain from voting or vote against a particular proposal.
Poison pills
We are not supportive of anti-takeover mechanisms as they undermine shareholders' rights to make a decision over their own investments. We believe that poison pills should be voted on by shareholders and we will generally support attempts to bring them before a shareholders' vote. We may also elect not to support directors who implemented a poison-pill or changed the company's bylaws without seeking prior shareholder approval.
Similarly, we generally do not support any proposals which authorize the issuance of new stock without defined terms or which have conditions that are intended to thwart a take-over or restrict effective control by shareholders.
Bundled items
In addition to providing transparent explanations with sufficient time ahead of a General Meeting, companies are expected to submit resolutions on an individual basis and not to bundle items under one resolution. The practice of combining resolutions leaves shareholders with an all or nothing choice.
We will generally vote against proposals which bundle several voting items under one when we have concerns on at least one of the items.
4. Capital
Capital allocation
One of the key responsibilities of the Board is to allocate capital appropriately in order to grow the company's business and create value for both its shareholders and other stakeholders.
We pay particular attention to the Board's ability to allocate capital well and may vote accordingly when we see that this is not the case.
Dividend policy
We will generally support management proposals to approve the dividend unless we have concerns regarding the overall level set for payment, or balance between return for shareholders and future capital investment.

Share issuances
Any new share issuance should require shareholder approval. We will support only reasonable share issuance authorities that would not lead to significant dilution for existing shareholders. We will generally only support requests for issuance of equity capital up to an aggregate maximum of 20% of existing share capital, of which 10% may be issued without pre-emptive rights. In specific circumstances we may approve a share issuance in excess of this limit if it is linked to a specific transaction that we are supportive of.
Similarly, we will only support reasonable authorities for the issuance of convertible instruments. Any new debt demand will also be closely monitored and we will generally sanction any potential excessive increase in debt where there is insufficient justification, particularly where convertible instruments may lead to dilution for existing equity shareholders and which exceeds our 20% limit for equity issuance.
Share buy-backs
We will typically support company proposals to implement a share buyback program. Ideally share buy-back proposals should lead to cancellation of the shares, to prevent re-issue without authority from shareholders.
Mergers, acquisitions, asset disposals
Each will be considered and reviewed on a case-by-case basis, with a decision taken based upon whether value is being created for shareholders and if the transaction proposed has strategic merit for the company.
Based on our research and analysis, we may then elect to support transactions which increase shareholder value in the longer term, and in some cases may vote against proposals that do not.
5. Audit and Risk Oversight
Board oversight
The board is responsible for the company's audit and risk structure. It is therefore vital that the board appoints an Audit/Risk Committee.
The Audit/Risk Committee has a key role, with direct responsibility for the integrity of financial statements, audit quality and robustness of internal controls. Thus, objectivity, independence and accounting/audit/ financial expertise is crucial.
We therefore expect at least 2/3 of the non- executive directors serving on this committee to be regarded as independent. However, for UK companies we expect the entire committee to be comprised of independent directors. If this is not the case, we may vote against the election of a non- independent director who is a member of the Audit Committee.
Companies which are exposed to significant risks, such as financial institutions, are expected to appoint a separate Risk Committee.
Internal audit
Companies should have a robust internal audit system with a clear process to identify any potential risks and to manage these risks. We expect companies to have a transparent internal risk reporting process.
External or Statutory auditor
Companies should appoint independent external auditors to review the financial statements and accounts. We will support the appointment by the board of external auditors if we believe auditors are competent and professional, subject to periodic review.
Where it is identified that the external audit company has failed to raise pertinent issues or is under investigation for misstatements we may not approve their re-appointment.
If a company does not rotate the audit partner in line with national best practice requirements then we may elect to vote against the Chair of the Audit Committee. We may also vote against the Chair of the Audit Committee of UK companies when the audit services have not been put to tender after 10 years.

For Japanese companies, we will vote against the appointment of the internal or non-independent outside statutory auditor if less than half of the statutory auditors are classified as independent.
Remuneration of auditors
We may not support the re-appointment of auditors or approval of auditor remuneration where the total level of non-audit fees exceeds audit related fees for the second successive year without a valid explanation.
Transparency and financial reporting
Where a company does not provide their Report and Accounts signed off as complete by a qualified auditor ahead of the General Meeting we may decide not to support any proposal to approve the company's financial statements.
Should the company receive a qualified opinion of the report and accounts we expect the company to provide a full and satisfactory explanation.
If this is not the case we may vote against any proposals to approve the report and accounts, the associated discharge of directors or nomination of members of the audit committee.
6. Remuneration
General principles
Fundamental to all schemes and pay structures is the underlying principle that compensation should be aligned with the performance and the strategy of the company and the outcomes for shareholders.
Companies should seek to design their remuneration policies and practices in a manner that suits the needs of the company given the sector and business environment it operates in.
We do not require companies to automatically adopt the same approach as peers and will not automatically penalize companies that implement structures that differ from market practice, but have a preference for simple, concise and transparent pay schemes.
Where remuneration practices differ substantially from usual standards, we expect a company to provide a clear explanation of how the structure is in shareholders’ long-term economic interests.
We expect companies to:
•Include both short and long-term elements in respect of any variable awards. The expected final value of long-term awards granted should exceed those of short-term awards;
•Encourage a long-term perspective, with adequate vesting / deferral periods and shareholding requirements. The measurement period for the long-term bonus element should be be at least three years, with executives encouraged to hold shares for a further period, particularly for those in the financial sector;
•Include stretching performance hurdles that are designed to promote sustainable value creation in line with the strategy of the company, which are not based solely on financial or accounting ratios;
•Enable the remuneration committee sufficient flexibility to make adjustments as a result of unintended outcomes from plans.
•Implement a scheme with only one long-term element;
•Avoid retention awards or appointment inducements where possible and in the event that these are granted provide a clear explanation as to the justification;
•Only use benchmarking to establish a frame of reference for what competitors are paying, rather than as a mechanism for matching pay to peers;
•Select peers that are broadly comparable to the company;
•Explain where discretion has been used to adjust awards upwards or downwards based upon company performance.
When determining if we will support a remuneration scheme we will evaluate the above criteria and the overall approach to compensation taken by the company. Where we identify concerns we may not support a remuneration scheme.

Common reasons for this include:
•When we identify a misalignment either during the reporting year or over a period of time between maximum remuneration outcomes and company performance;
•When the company has not clearly outlined the correlation between the remuneration scheme and shareholder value;
•If a salary increase has been awarded of greater than 10% without a reasonable explanation.
•When disclosure is less than market best practice, including where the company requests permission not to disclose individual director's remuneration;
•Where the company uses discretion in awarding a one-off variable pay award without sufficient explanation;
•Where the company has not disclosed a sufficient explanation for a retention or recruitment payment, or where a recruitment payment is not performance based;
•If we determine that remuneration is high in relative to peers without appropriate rationale or explanation, including the selection and appropriateness of the company’s selected peers;
•When vesting conditions are not deemed appropriate or sufficiently challenging;
•Where no mention of the use of performance criteria for the vesting of long-term awards is provided or the company states there will not be any disclosure of performance criteria;
•In situations where the long-term incentive plan allows for re-testing, or the company amends performance criteria retrospectively during the term of the scheme;
•Where less than 50% of a long-term incentive award is subject to performance conditions, or have a vesting period of less than 3 years;
•If the company has used a benchmarking exercise as an reason to raise the pay of executives without wider explanation;
•When the salary of an incoming Chief Executive is positioned higher than that of their predecessor without an adequate explanation;
•If the company does not respond to shareholder concerns that have been raised in a previous vote upon remuneration;
•Severance packages which exceed 2 years fixed salary plus average bonus pay;
•Pension contribution rates exceed 30% of fixed salary;
•When multi-year guarantees for salary increase, bonuses or equity compensation have been provided.
•In markets where clawback policies are best practice, we may vote against any scheme where a clawback provision is not part of the remuneration scheme.
Remuneration Committee
We expect the Board to appoint a specific committee to manage the compensation approach of the company.
The Remuneration Committee should be comprised only of non-executive directors and we will generally not support the election of an executive director who serves on this committee.
A majority of the non-executive directors serving on the committee should be regarded as independent, as per the UBS independence criteria However, for UK companies, we expect the entire committee to be comprised of independent directors, in line with best practice.
Where a company has received greater than 20% of votes against their remuneration votes in 2 consecutive years, we may seek to vote against the Chair of the Remuneration Committee if the company has made no commitment to make positive changes during that time.
We expect a Remuneration Committee to take into account shareholder feedback and previous voting results, and to re-evaluate remuneration plans that did not receive positive shareholder support.

Disclosure
We apply market-level nuances around the level of disclosure we require and will not support remuneration schemes that do not meet at least market standard practice.
Frequency
Compensation plans should be kept simple and put to shareholders vote on a regular basis, preferably on an annual basis.
Pay Quantum
When determining the level of overall compensation to be paid to executives the compensation committee should:
•Set the appropriate level of pay that is required to attract, retain and reward competent directors and executives who are fundamental to the long-term sustainable growth of the company, avoiding excessive awards;
•Disclose when remuneration consultants have been used, including the cost of retaining such services;
•Only use benchmarking to establish a frame of reference for what competitors are paying, rather than as a mechanism for matching pay to peers;
•Select peers that are broadly comparable to the company;
•Factor in the relative remuneration of the wider workforce when determining quantum levels for the CEO.
Performance Conditions
We would expect a majority of the compensation package to be attached to stringent performance conditions tied to the strategy of the business, with an appropriate balance between fixed and variable elements, between short and long-term incentives, and between financial and non-financial elements (such as ESG metrics).
Where the Committee has used metrics that are subject to a qualitative assessment, we expect an explanation from the Remuneration Committee on how this has been determined.
Share Awards and Stock Plans
Where a company is seeking to introduce a Restricted Stock Plan in lieu of a traditional Long-Term Incentive Plan (LTIP) we will review the specific terms of each proposal on a case-by-case basis and expect a company to provide a clear and justified explanation for the adoption of the new approach.
We may not support a plan that utilizes Restricted Stock Units in the following circumstances:
•When the company is moving towards a 100% RSU grant and the award discount is less than 50% of the equivalent LTIP value.
•The total vesting and holding period is less than 5 years in total.
•The shareholding requirement for the CEO is less than 200% of salary.
Where we determine that company and/or management's performance has not been satisfactory, we may object to the issuance of additional shares for the purposes of executive remuneration, such that management is rewarded for poor performance or further entrenches its position.
We will also closely monitor the level of share awards granted to Executive Directors and may not support overly dilutive plans.
We would generally support employee share plans unless company disclosure is insufficient for shareholders to make an informed decision, if dilution is outside reasonable limits or should the grant conditions be unsatisfactory.

New Joiner Awards/Golden Parachutes
Golden parachutes will be closely scrutinized, and we will look at the company's history of compensation policies as well as management's performance. We would expect these plans to have double trigger conditions and not to allow automatic vesting or tax gross-ups.
We will generally only support directors being granted share awards when joining a new company provided that these have been issued on a like-for-like basis of awards foregone at a previous company. Stock option grants should not be open to retesting or awarded at a discount. In order to increase reporting transparency, we believe stock options should be expensed.
Non-executive directors' remuneration
Non-employee or non-executive compensation should ideally be paid via a cash salary. In the event that a company elects to grant shares to non-executives these should not be in the form of stock options or with links to specific performance conditions, in order to maintain the independence and objectivity of the recipient.
Windfall Gains
Companies should take particular care when implementing a new remuneration scheme during a period of material short term market price fluctuations.
In such circumstances the company should give careful consideration to the price at which shares are being issued as part of incentive plans. We may elect not to support the remuneration report, or specific incentive plans, when there has been a material fall in the share price and share awards have not been reduced to compensate for the effects of windfall gains.
Section 6 – Environmental and Social Matters
Board Oversight
Environmental, Social and Governance risks can lead to a material impact on the reputation and/or financial stability of a company. It is therefore important that the Board has a robust policy and control process in place to identify and manage such risks.
The Board should ensure that it has clear oversight and working knowledge of these issues, to enable the company to fully assess and manage the impacts of these factors on its business strategy.. We are generally supportive of the creation of a specific committee on the Board to oversee sustainability risks and opportunities.
Environmental and Social issues may not be topics which are presented to shareholders for approval at General Meetings. However, we will seek to discuss such topics during our meetings when engaging with companies, where we believe they may have a material impact on the investment value.
Voting Proposals Related to ESG Factors
We may vote in favor of proposals that seek to promote good corporate citizenship and environmental stewardship, while enhancing long-term shareholder and stakeholder value.
Such proposals might refer to, but are not limited to, sustainability disclosure, human capital management, diversity, supply chain's labor standards, bribery and corruption, climate change, water and deforestation.
In determining our voting actions on social and environmental proposals, the following factors are considered, in regard to proposals by both companies and shareholders:
•Whether the proposal itself is well framed and reasonable;
•Whether adoption of the proposal would have either a positive or negative impact on the company's short- term or long-term share value;
•The percentage of sales, assets and earnings impacted.
•Whether the company has already responded in some appropriate manner to the request embodied in a proposal;
•Whether the company's analysis and voting recommendation to shareholders is persuasive;

•What other companies have done in response to the issue;
•Whether implementation of the proposal would achieve the objectives sought in the proposal;
•Any insights gathered from engagement.
We will generally support resolutions seeking the following actions:
•Requests to provide disclosure on the company’s Sustainability/ Environmental Policies;
•Reporting in line with EEO-1 guidelines of breakdown of workforce by gender and ethnicity guidelines (US companies) or any other legally permissible proposal for diversity disclosure;
•Publication of a specific human rights risk assessment across the business;
•Reporting on company policies and implementation practices related to biodiversity, including deforestation.
Report on breakdown of global median gender pay gap across the workforce.
Voting Proposals Related to Environmental Policies, Disclosures and Risks
We are supportive of the Paris Agreement and the commitment to limit global warming to 1.5°C. We expect companies to have a strategy for reducing carbon emissions, to be clear about targets and goals, and to report on progress.
We will generally support:
•Proposals that require companies to report to shareholders, at a reasonable cost and excluding proprietary data, information concerning their potential liability from operations that contribute to climate change, their policy on climate risks and opportunities and specific targets to reduce emissions (where such targets are not overly restrictive);
•Proposals that require, or request, information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives, including the recommendations of the Financial Stability Board’s Task Force on Climate Related Financial Disclosures (TCFD).
In the following circumstances we may choose not to support specific proposals:
•When the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•When the company has already responded in an appropriate and sufficient manner in previous years and the requirements are duplicative of existing reporting;
•Where the proposal request is unduly burdensome or overly prescriptive.
Say on Climate
Companies should consider putting forward a vote for shareholders on the company’s climate related strategy at least once every three years. Where this is the case, we will evaluate such proposals against the following six key factors:
•Climate governance, such as board and management skillset, accountability and incentivization through links to remuneration;
•Target setting, with an expectation of a net-zero ambition and interim targets;
•Quality of the company’s decarbonisation strategy as assessed against sector best practices;
•Net-zero performance alignment, including stretch and scope of targets against recognized benchmarks;
•Lobbying & policy engagement;
•Use of offsets.
We may choose to vote against the Board Chairman of a company when we determine that sufficient progress has not been made on specific topics raised during our engagement with companies, particularly in relation to climate change matters discussed as part of our climate related engagement program.

Section 7 - General Corporate Governance Matters
Country or Regional Jurisdiction
Where management has chosen to request the approval of shareholders to change the state or country of incorporation of the company, we will consider the background of the proposal and background to the change.
If we consider the move is motivated solely to entrench management or restrict effective corporate governance, we may not support the request.
Political Donations
We will generally not support company proposals allowing companies to make political donations and will support shareholder proposals requiring companies to be transparent concerning such donations.
Corporate Lobbying
In general, we will support resolutions seeking greater transparency on company lobbying, except where covered by existing legislation and where the company meets such regulation, unless there is a direct reputational risk.
We will generally support shareholder proposals seeking greater transparency on the company’s industry association participation.
For UK listed companies we may support proposals put forward by companies to make contributions to industry associations that fall under the technical scope of EU legislation, provided that a defined materiality threshold and limit has been disclosed, in line with market practice.
Financial Assistance and Related Party Transactions
We will generally not support management proposals seeking to provide financial assistance to specific third party linked entities, unless a clear rationale has been provided.
We will sanction related party transactions that are not in line with shareholders' interests and/or when disclosure is below best market practice.
Articles of Association
We will generally not support a resolution when a lack of disclosure results in shareholders not being able to make an informed voting decision.
Shareholder Proposals
We will review shareholder proposals not covered elsewhere in this policy on a case-by-case basis and may choose to support a resolution raised if we believe it to be in our client’s interests.
We may choose not to support proposals which are too binding or may restrict management's ability to find an optimal solution. We will also endeavor to assess management's initiatives to mitigate the issue raised.
Appendix 1
Stewardship Committee
The UBS Asset Management Stewardship Committee oversees our approach to Stewardship. Its responsibilities are outlined below. The Committee is chaired by the Head of Investments, who determines the membership and who may invite other attendees to present information or offer subject matter expertise on pertinent subjects and may appoint other standing attendees.
The Chair is further responsible for:
•Setting the Committee agenda;
•Leading the Committee activities and meetings;
•Appointing the Committee Secretary;

•Following Stewardship Committee approval, facilitating the approval by the UBS AM Executive Team of any changes to this Proxy Voting policy;
•Following Stewardship Committee approval, facilitating any further business approval of membership of any organization that UBS AM plans to join in relation to ESG/ Stewardship.
The Committee Chair will escalate risks and issues in a timely and constructive manner to the President of Asset Management and Head of Compliance & Operational Risk Control (C&ORC), as appropriate.
The Chair will further escalate any relevant issues to the appropriate legal entity Management Team/ Front to Back Group for specific impacted legal entities, as described in the formal Terms of Reference.
The Stewardship Committee has authority over funds and discretionary client mandates where the traditional business of UBS Asset Management has been granted voting authority, where UBS AM entities generally vote with respect to portfolio holdings
Where a fund specific board has underlying responsibility for voting rights this committee will inform the relevant fund board of the decisions and actions taken, upon request.
The Committee Members are responsible for:
•Approving/ resolving proxy votes that are proposed to deviate from UBS Proxy Voting policy guidelines, including where we vote upon shares held in UBS Group on behalf of client portfolios.
•Reviewing and approving votes where the Sustainable Investing team is unable to reach consensus with and among the portfolio management teams.
•Reviewing and approving membership of any organization that UBS Asset Management intends to join in relation to ESG/ Stewardship.
•Reviewing and approving requests to participate in the filing of a shareholder resolution.
•Reviewing and approving the Proxy Voting policy annually, including any changes to scope of country coverage, and approving updates as required.
•The Committee shall meet quarterly. In addition, ad-hoc meetings may be held at the discretion of the Chair, should matters arise that warrant Committee review. The Committee can also perform duties on ad-hoc basis via email, as required, in respect of voting approvals.
Votes contrary to the guidelines in this policy shall require majority approval (4 at least out of the 6). If a committee member is not available, a deputy may represent a member in terms of voting, and if no vote is received from either the member or the deputy within the time limit, then the decision will be determined by the majority of votes by the deadline.
•The Chair appoints the Secretary of the Committee, who is responsible for preparing and collating the Committee documentation, and maintaining the agenda, minutes, action and risk logs. Minutes record all decisions taken and all actions agreed. Minutes are circulated to Committee members, attendees and such other persons as the Chair determines.
•When important or complex matters are to be dealt with at a meeting, the member putting forward the proposal must provide the Committee Secretary with appropriate documentation sufficiently beforehand. The Committee Secretary is responsible for distribution to the Committee. Minutes are formally approved during the course of the immediate following Committee meeting, or as soon as reasonably practical thereafter.
Interaction with Company and Board of Directors
In seeking to have a good understanding of the companies in which we invest, we will seek to have regular dialogue and meetings between our investment analysts, portfolio managers, sustainability/governance specialists and company management, including, at times, members of the Board of directors.
These meetings enable us to:
•Have discussions regarding corporate strategy and objectives;
•Make an assessment of management's performance;
•Monitor a particular company's development over time and assess progress against our expectations as investors; and

•Outline what our expectations are and explain our view on important issues.
All such interactions will be respectful of applicable anti-trust considerations and restrictions related to the receipt of material non-public information.
Formal Communications with Company Boards
Nothing in this document should be interpreted as to prevent dialogue with an investee company and/or its advisers by a sector or industry analyst, sustainability/governance specialist or other appropriate senior investment personnel when a company approaches us to discuss governance issues, or resolutions they wish to include in their policy statement.
Where we suspect poor corporate governance standards or sustainability practices may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.
If action is considered necessary, we will attempt to arrange a meeting with one or more non-executive (outside) directors to gather additional information, learn more about the company's corporate governance practices and communicate our concerns.
If it is determined that appropriate corporate governance practices are not present or are unlikely to be put in place, then we may:
•Formally communicate our views to the Chair of the Board or the full Board of Directors;
•Reflect our positions through our votes at the shareholders' general meeting ;
•Contact other shareholders regarding our concerns;
•Divest all or part of our position in the company.
Any such steps may only be taken in compliance with applicable regulations.
Contacting the Media
UBS Asset Management generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to the policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, should be directed via our UBS Media Relations / Communications groups, who will determine, in liaison with our Compliance officers, if there is to be an exception to this policy.
Proxy Voting Process
We have established a dedicated Stewardship team to manage our proxy voting process.
The team shall:
•Take necessary steps to determine that we have received ballots for all accounts over which we have voting authority and where we intend to vote;
•Instruct relevant parties to recall, if reasonably possible and practical, securities that are currently on loan so that they may be voted on controversial proxy matters, if deemed material;
•Implement procedures to identify potential conflicts and vote such proxies in accordance with our Conflict of Interest process;
•Implement procedures to vote proxies in accordance with a client direction if applicable;
•Represent UBS Asset Management on relevant market working groups with the view to improving best practices in regard to of governance and voting. Participation in such groups will be approved by the Stewardship Committee.

Proxy Voting Disclosure Guidelines
Upon request or as required by law or regulation, UBS Asset Management will:
•Inform the company (not their agent) where we have decided to vote against any material resolution at their company. Companies may also be provided with the number of shares we own in them.
•Respond to a proxy solicitor or company agent acknowledging receipt of the proxy materials, inform them of our intent to vote and if, at that time, whether we have voted or not. We will not disclose the manner in which we have voted or the number of shares we own in a company.
•Disclose to a client or client's fiduciaries, the manner in which we exercised voting rights on behalf of the requesting client.
•Inform a client of our intended vote.
Disclaimer
In some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Compliance & Operational Risk Control Department (C&ORC) will be contacted in an effort to ensure adherence to UBS Asset Management Corporate Governance principles.
Other than as described above we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our policy.
We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chair of the Stewardship Committee and regional Compliance & Operational Risk Department.
Proxy Voting Reporting
Our aggregated voting record is disclosed on a quarterly basis and available on our website at the following link:
https://www.ubs.com/global/en/assetmanagement/capabilities/sustainable-investing.html
For our regulated funds in the USA, Canada and Australia we also disclose our voting record on a fund- by-fund basis, which is also posted to our website.
Proxy Voting Conflict of Interest Procedures
The UBS Asset Management division is comprised of entities that are wholly owned, directly or indirectly, by UBS Group AG, a leading publicly listed financial services group.
We are committed to acting in a consistent and transparent manner. Our principal objective when considering how to vote, or whether to engage with a company, is to ensure that we fulfil our fiduciary duty by acting in the interests of our clients at all times.
Situations where actual and potential conflicts of interest can arise include where:
•The interests of one client conflict with those of another client of UBS Asset Management;
•UBS Asset Management invests on behalf of our clients in publicly listed shares of UBS Group AG;
•The listed company whose shareholder meeting is being voted upon is a client of UBS Asset Management;
•Affiliates within the wider UBS Group act as advisor to the company;
•Board members of UBS Group AG serve on the Board of an external company, where UBS Asset Management shall be voting upon their election to the Board;

•The interests of an employee of UBS Asset Management directly conflict with the interests of a client of UBS Asset Management.
In addition to the Proxy Voting Disclosure Guidelines above, UBS Asset Management has implemented the following guidelines to address potential conflicts of interest that may arise in connection with our exercise of voting rights.
•We exercise voting rights in line with UBS guidance and principles and retain a record of any deviation from UBS policies;
•Where UBS Asset Management is aware of a conflict of interest in voting a particular proxy, a vote will be cast in line with UBS policy guidelines, unless it is identified that such a vote would not be in the best interests of our clients. In that event the Stewardship Committee will be notified of the conflict and will review whether a vote in line with UBS policy guidelines would be in the best interests of clients and remains consistent with UBS Principles. This includes where UBS Asset Management is invested into publicly listed shares of UBS Group on behalf of our clients;
•As it relates to the voting of UBS shares we will vote in accordance with our internal conflict process, as with all other companies we invest in for clients. This is based upon UBS Asset Management policies and principles. We shall document the rationale for our vote. Exceptions to this policy may be appropriate or necessary where the Stewardship Committee determines that it is prudent to engage an independent fiduciary to manage the voting decision and/or process.
•In the event that UBS Asset Management is responsible for voting rights over a client portfolio that is invested into units of a publicly traded UBS investment or mutual fund, any such voting rights will not be exercised in the event that the fund announces a meeting of unitholders. In such cases any voting rights must be exercised directly by the external client or end beneficiary. In the context of a UBS proprietary fund investing in another UBS proprietary fund, such as to implement an asset allocation or “fund of funds” program, voting rights with respect to the underlying acquired fund would be exercised in accordance with relevant regulatory guidance and market practice and not “passed through” to the ultimate investors in the acquiring fund unless required by applicable regulations or otherwise deemed appropriate by UBS Asset Management.
•Under no circumstances will our proxy voting decisions be influenced by our general business, sales or marketing, with impacted functions remaining outside of our voting decision process;
•UBS Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. UBS Asset Management officers involved in the proxy voting decision process are not permitted to discuss voting intentions with an Affiliate and if they are contacted by an Affiliate, contrary to our policy, the contact will refer the matter to our Compliance & Operational Risk group. The Chair of the Stewardship Committee will also be advised, who may advise the President, AM. In specific circumstances our Compliance group may discuss the matter with their counterparts at Affiliates;
•UBS provide specific and periodic training for employees outlining their responsibilities in relation to conflicts of interest;
•Where UBS Group has provided seed capital to a fund of UBS Asset Management (UK) Ltd any voting rights arising from such capital will not be exercised.
Disclaimer
Legal and Compliance & Risk personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers. In the event of any issue arising in relation to Affiliates, the Chair of the Stewardship Committee must be advised, who will in turn advise the Chief Risk Officer.
Record Keeping
UBS Asset Management will maintain records of proxies voted. Such records include copies of:
•Our policies and procedures;
•Proxy statements received;
•Votes cast per client;
•Number of shares voted per account;
•Communications received and internal documents created that were material to the voting decision and;

•A list of all proxies where it was determined a potential conflict existed and any written rationale created or approved by the Stewardship Committee supporting its voting decision.
Use of Proxy Voting Advisory Services
In order for us to meet our stewardship responsibilities it is essential that we have access to accurate information regarding the corporate governance structure, ESG practices and shareholder meetings of operating companies in which we invest on behalf of our clients and funds.
We use the services of a specialist provider for a number of services, to supplement our own assessments.
We have selected Institutional Shareholder Services (ISS) to provide proxy advisory services. ISS are a leading proxy advisory firm, with what we believe to be the appropriate competency, capacity and systems to provide this service on a global basis.
The proxy voting related research and recommendations provided to us by ISS are based upon the proxy guidelines contained in this policy document. We do not delegate our voting responsibilities to ISS and retain full discretion when determining how to vote shares held for our clients and funds.
We regularly monitor the services provided to us by ISS and other external vendors, including performing an annual due diligence on the compliance policies, controls, procedures and quality of service provided.
We further require information regarding how the vendor manages any conflicts of interest that may arise through certain affiliations or business practices.
Investment Companies/Funds
The guidelines detailed in this Policy are designed for and intended to apply to the operating companies we invest in on behalf of our clients.
While the principles of this Policy may also apply generally to investment companies or funds that we invest in on behalf of our clients, investment companies and funds often function differently than operating companies, and as a result, the specific guidelines may not apply in the same manner and may not be applicable or followed with respect to investment companies or funds, particularly those with third-party sub-advisors.
Appendix 2
Special Disclosure Guidelines for US Registered Investment Company Clients (the “Funds”)
Registration Statement
Management is responsible for ensuring the following:
•That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement;
•That the SAI disclosure notes the procedures that are used when a vote presents a potential conflict between the interests of Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, their investment adviser, or principal underwriter, on the other; to the extent required by any applicable disclosure requirements;
•That the SAI disclosure states that information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or through the Funds' website, or both; and (ii) on the US Securities and Exchange Commission's (Commission) website. If a request for the proxy voting record is received, the Funds via their adviser/administrator, must comply within three business days by first class mail. With respect to website disclosure, Form N-PX must be posted as soon as reasonably practical after filing the report with the Commission, and must remain available on the website as long as the Funds disclose that it is available on the website.

Shareholder Annual and Semi-Annual Report
Management is responsible for ensuring the following:
•That the Funds' shareholder reports contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the Funds' websites if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Funds, via their adviser/administrator, must comply within three business days by first class mail;
•That the report contain a statement that information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available:
•without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Funds' websites, or both; and
•on the Commission's website. If a request for the proxy voting record is received, the Funds must comply, via their adviser/administrator, within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practical after filing the report with the Commission, and must remain available on the website as long as the Funds disclose that it is available on the website.
Form N-CSR
Management is responsible for ensuring the following:
•With respect to closed-end funds only, that this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing.
•With respect to closed-end funds only, that the N-CSR disclosure includes the procedures that are used when a vote presents a potential conflict between the interests of Funds' shareholders, on the one hand, and those of the Funds' investment advisers or principal underwriters, on the other hand.
•That the form of securities lending agreement used by the Funds will provide that when voting or consent rights that a accompany a loan pass to the borrower, the Fund or Funds making the loan will have the right to recall the loaned securities to permit the exercise of such rights if the matters involved would have material effect on the applicable Fund's investment in the loaned security.
Form N-PX
•That each Fund files its complete proxy voting records on Form N-PX for the 12-month period ended June 30 by no later than August 31 of each year;
•That any material issues arising in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX are reported to the Funds' Chief Compliance Officer (“Funds’ CCO”).
Oversight of Disclosure
The Funds' CCO shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds' CCO shall recommend to the Fund Boards any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that the Fund complies with relevant US federal securities laws.
Appendix 3
Responsible Parties
The Chief Compliance Officer of UBS Asset Management (“Adviser's CCO”) or his/her designees shall be responsible for monitoring and enforcing this policy.
Documentation
Monitoring and testing of this policy will be documented in the following ways:
•Annual review by Adviser's CCO of effectiveness of this policy and associated procedures, findings reported to the Funds’ CCO;
•Annual Report of Funds' CCO and Adviser's CCO regarding the effectiveness of this policy and associated procedures;

•Periodic review of any proxy service vendor by the Funds' CCO and Adviser's CCO;
•Periodic review of any proxy votes by the Regional Committee for the Americas.
Compliance Dates
•File Form N-PX by August 31 for each registered investment company client;
•Annual review by the Funds' CCO and Adviser's CCO of the effectiveness of these procedures;
•Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable.
Other Policies
Other policies that this policy may affect include:
•Recordkeeping Policy,
•Affiliated Transaction Policy,
•Code of Ethics.
Risks Addressed by this Policy
This policy is designed to address the following risks:
•Failure to provide required disclosures for investment advisers and registered investment companies.
•Failure to identify and address potential conflicts of interest.
•Failure to provide adequate oversight of third party service providers.
•Failure to vote proxies in the best interests of clients and funds.
For further details on all our voting records, please see our website:
https://www.ubs.com/global/en/assetmanagement/capabilities/sustainable-investing.html
For further information on our policies and activities, please contact our Stewardship team:
dl-si-research-stewardship@ubs.com
Scope
UBS Asset Management is a large-scale asset manager, providing traditional, alternative, real estate, infrastructure and private equity investment solutions to private clients, financial intermediaries and institutional investors worldwide. With a number of investment areas and a range of strategies within each area, the approach to ESG issues necessarily varies across the firm and, to some extent, across countries/regions according to local market customs and client needs.
This document focuses on our approach utilized for the overwhelming majority of our traditional equity capabilities.
Our general approach described here is subject always to any client-specific instructions or restrictions and/or following any local laws or standards applicable in the domiciles of assets or funds.

VIRTUS FIXED INCOME ADVISERS, LLC

Newfleet Asset Management, LLC (a division of Virtus Fixed Income Advisers, LLC)
Proxy Voting
General Proxy Voting Policies, Procedures and Guidelines for Newfleet Portfolio Managers
Newfleet primarily manages fixed-income instruments which have very few if any proxy ballots associated with them. However from time to time, Newfleet may own an equity instrument or have another investment instrument with a proxy ballot. Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. When assets are directly managed by Newfleet Associates (Newfleet Portfolio Manager(s)), and Newfleet has been granted proxy voting discretion, the following policy and procedures apply:
Newfleet shall in all cases cast proxy votes in the best interest of the clients. Such vote shall be consistent with applicable client policy/instruction, or in the absence of such, the Proxy Voting Policies Procedures and Guidelines described below.
Proxies of the Funds will be voted subject to any applicable proxy voting guidelines of the Funds and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Funds.
Absent special circumstances of the types described below, it is the policy of Newfleet to exercise its proxy voting discretion in accordance with the Proxy Voting Guidelines (the “Guidelines”) contained in the Attachments section to this Manual. Newfleet may vote a proxy contrary to the Guidelines if it is determined that such action is in the best interests of clients. The Guidelines are applicable to the voting of domestic and foreign proxies. The Guidelines have been adopted to make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment.
The responsibility to review proxy proposals, and make voting recommendations on behalf of Newfleet, is delegated to a qualified, non-affiliated, third-party vendor, (such as but not limited to “ISS/RiskMetrics”) under the Guidelines.
Newfleet may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Newfleet may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Newfleet and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.
Any individual identifying a conflict of interest shall report such immediately to Newfleet CCO who will determine a course of action.
In addition to this policy, please refer to related policies included in “Record Keeping, Information Security and Fire Walls”.
Proxy Voting Policy for ERISA Clients
Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Newfleet, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.
The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Newfleet to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.
Other Special Proxy Voting Situations

Newfleet may choose not to vote proxies in certain situations or for certain accounts, such as:
1. When a client has informed Newfleet that it wishes to retain the right to vote the proxy (under such situations, Newfleet will instruct the custodian to send the proxy material directly to the client);
2. When Newfleet deems the cost of voting would exceed any anticipated benefit to the client;
3. When a proxy is received for a client account that has been terminated with Newfleet;
4. When a proxy is received for a security Newfleet no longer manages (i.e., Newfleet had previously sold the entire position); and/or
5. When the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).
Various accounts in which Newfleet has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, Newfleet will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Newfleet has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.
Records Related to Proxy Voting
Portfolio Managers directly managing assets for Newfleet shall maintain records relating to any proxy votes they have made for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain such records such as ISS/RiskMetrics. All votes shall be in the best interests of the client whose portfolio holds the security being voted.
Newfleet will maintain the following records relating to proxy votes cast under these policies and procedures:
1. A copy of these policies and procedures;
2. A copy of each proxy statement the firm receives regarding client’s securities; and
3. A record of each vote cast by the firm on behalf of a client.
A copy of each written client request for information on how Newfleet voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.
Newfleet will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally Newfleet’s policy not to disclose its proxy voting records to third parties or special interest groups.

WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY POLICY AND PROCEDURES
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Wellington Management:
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
Votes all proxies in the best interests of the client for whom it is voting.
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY POLICY GUIDELINES
WELLINGTON’S PHILOSOPHY
Wellington Management are long-term stewards of clients’ assets and aim to vote proxies for which we have voting authority in the best interest of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders and while written to apply globally, we consider differences in local practice, cultures, and law to make informed decisions.
It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will deliver sustainable, competitive investment returns for our clients.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainability of an investment, including the considerations of environmental, social, and governance (ESG) issues. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regards to proxy voting and engagement practices.
Generally, issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proxy proposals on their merits and take voting action in a manner that best serves the interests of our clients. While manual votes are often resolved by ESG analysts, grounded in their sector and company research, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community of boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

When voting on shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we may provide clarification via direct engagement.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles which we consider when deciding how to vote.
VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
We consider shareholders’ ability to elect directors annually an important right and accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on material issues. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with multiple external directorships. We reserve the right to vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings and we may vote against their re-election unless they disclose a valid reason.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management.

To determine appropriate minimum levels of board independence, we look to prevailing market best practices; two- thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board is less than one-third independent.
In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non- independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We expect for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective or when the gender-diverse representation is below 20% at companies in major indices. Outside of these major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and provide clear and compelling reason why it has been unable to do so. We will continue to engage on ethnic diversity of the board in other markets and may vote against the re-election of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
We generally support proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
Alignment - We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
Transparency - We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure - The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability - Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one- time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Claw-back policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms.

Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support proposals lowering thresholds where the current level exceeds 15% and the shareholder proposals calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.
Cross-shareholdings (Japan)
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings.
ENVIRONMENTAL TOPICS
We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. Proxy voting is a key tool we use for managing climate risks, as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate- related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies where climate plans and disclosures meaningfully lag our expectations for those companies.
Emissions disclosure
We encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions - upstream and downstream - with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well- defined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies, Climate Action 100+ companies, as well as companies assessed by the Transition Pathway Initiative (TPI) which do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year and where emissions intensity is material. We will expand this expectation to large cap companies in Emerging Markets in 2024.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential financial impacts of climate change, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long- term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. For Climate Action 100+ companies we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material impact and in our view is of benefit to investors. When voting on any shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, & inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results both positive and negative so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is diversity, equity, and inclusion. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity, equity, and inclusion (DEI) strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.

Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities - the negative effects that companies can have on society through their products, cultures, or policies - into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management, including racial equity audits.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.

APPENDIX C
5% or Greater Ownership of Share Classes
The following table identifies those investors who owned 5% or more of a Fund share class as of April 1, 2023. All holdings are of record, unless otherwise indicated.
Fund:	Record Owner:	Address:	Percentage:
Empower Aggressive Profile Fund Institutional Class	Empower Retirement, LLC 401(k) Savings Plan	8525 E. Orchard Road, Greenwood Village, CO 80111	31.52%
	Trical Group Savings Plan	120 Applecross Road Upstairs, Pinehurst, NC 28374	5.30%
Empower Aggressive Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	42.66%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	21.55%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.54%
Empower Ariel Mid Cap Value Fund Institutional Class	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.37%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.91%
	Empower Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.96%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.51%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.21%
	Empower Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.03%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.54%
	Empower Lifetime 2040 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.39%
Empower Ariel Mid Cap Value Fund Investor Class	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	42.96%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37.36%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	9.52%
Empower Bond Index Fund Institutional Class	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.55%
	Empower SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	11.09%
	Empower SecureFoundation® Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.48%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.62%
	Empower Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.12%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.96%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.19%
Empower Bond Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	82.79%
Empower Conservative Profile Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	99.20%
Empower Conservative Profile Fund Institutional Class	Empower Retirement, LLC 401(k) Savings Plan	8525 E. Orchard Road, Greenwood Village, CO 80111	17.93%
	Trical Group Savings Plan	120 Applecross Road Upstairs, Pinehurst, NC 28374	9.18%
C-1

Fund:	Record Owner:	Address:	Percentage:
	Environmental Health & Engineering, Inc 401K Plan	180 Wells Avenue Suite 200, Newton, MA 2459	5.04%
Empower Conservative Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	76.90%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.76%
Empower Core Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.65%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.48%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.56%
	Empower Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.05%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.94%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.92%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.15%
Empower Core Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	50.44%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	31.67%
Empower Emerging Markets Equity Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.10%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.26%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.78%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.02%
Empower Emerging Markets Equity Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	85.74%
Empower Global Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.05%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.34%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.43%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.82%
	Empower Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.36%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.34%
Empower Global Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	45.66%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	15.80%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	11.12%
Empower Government Money Market Fund Institutional Class	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	49.38%
	John Snow Inc Retirement Savings Plan	44 Farnsworth Street, Boston, MA 2210	5.99%
	JF Taylor Inc 401K	45671 Pleasant Mill Drive, Great Mills, MD 20634	5.01%
Empower Government Money Market Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	38.43%
C-2

Fund:	Record Owner:	Address:	Percentage:
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	14.18%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	12.28%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.93%
	COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	8.26%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6.00%
Empower High Yield Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.28%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.98%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.64%
	Empower Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.16%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.19%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.05%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.21%
Empower High Yield Bond Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	91.63%
Empower Inflation-Protected Securities Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.15%
	Empower Lifetime 2015 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.66%
	Empower Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.42%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.62%
	Empower Lifetime 2020 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.63%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.10%
	Empower Lifetime 2015 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.89%
Empower Inflation-Protected Securities Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	86.15%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	12.95%
Empower International Growth Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.48%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.54%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.14%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.03%
	Empower Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.21%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.19%
Empower International Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	63.63%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	6.70%
C-3

Fund:	Record Owner:	Address:	Percentage:
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.65%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.37%
Empower International Index Fund Institutional Class	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.07%
	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.29%
	Empower Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.99%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.94%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.36%
	Empower SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	5.53%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.20%
Empower International Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	73.67%
Empower International Value Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.87%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.18%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.70%
Empower International Value Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	52.37%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	13.86%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.67%
Empower Large Cap Growth Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.80%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.08%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.70%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.04%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.21%
Empower Large Cap Growth Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	58.45%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	27.53%
Empower Large Cap Value Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	85.74%
Empower Large Cap Value Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	18.27%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.50%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.92%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.54%
Empower Large Cap Value Investor II Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	50.37%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	30.50%
C-4

Fund:	Record Owner:	Address:	Percentage:
Empower Lifetime 2015 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	25.86%
	State of West Virginia Retirement Savings Plan	322 70th Street SE, Charleston, WV 25304	12.51%
	City of Durango Employees 401A Plan	949 Second Avenue, Durango, CO 81301-5109	10.96%
	Washington Trust Bank	P.O. Box 2127, Spokane, WA 99210	6.52%
	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	5.37%
	Fairfax County Public Schools 401K	8115 Gatehouse Road, Ste 270, Falls Church, VA 22042	5.27%
Empower Lifetime 2015 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	88.22%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.03%
Empower Lifetime 2015 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.59%
Empower Lifetime 2020 Fund Institutional Class	Washington Trust Bank	P.O. Box 2127, Spokane, WA 99210	20.31%
	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	20.04%
	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	9.69%
	Spokane Digestive Disease Center P.S.	105 W 8th Ave Suite 6010 , Spokane, WA 99204	6.90%
	Isola USA Corp.	3100 West Ray Road Suite 301, Chandler, AZ 85226	6.39%
Empower Lifetime 2020 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	96.72%
Empower Lifetime 2020 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31.39%
	R&B Protective Coatings Inc 401K PSP	19968 CA-26 POB 652, Linden, CA 95236	9.00%
	Sunrise Services 401K Plan	P.O. Box 2569, Everett, WA 98213-0569	6.49%
Empower Lifetime 2025 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	30.27%
	State of West Virginia Retirement Savings Plan	322 70th Street SE, Charleston, WV 25304	8.44%
	Fairfax County Public Schools 401K	8115 Gatehouse Road, Ste 270, Falls Church, VA 22042	7.94%
	Washington Trust Bank	P.O. Box 2127, Spokane, WA 99210	7.49%
Empower Lifetime 2025 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	78.16%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.18%
Empower Lifetime 2025 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.06%
Empower Lifetime 2030 Fund Institutional Class	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	16.20%
	Washington Trust Bank	P.O. Box 2127, Spokane, WA 99210	15.65%
	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	11.85%
	Fairfax County Public Schools 401K	8115 Gatehouse Road, Ste 270, Falls Church, VA 22042	7.48%
C-5

Fund:	Record Owner:	Address:	Percentage:
	Isola USA Corp.	3100 West Ray Road Suite 301, Chandler, AZ 85226	7.11%
Empower Lifetime 2030 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	94.65%
Empower Lifetime 2030 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	32.63%
Empower Lifetime 2035 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	28.72%
	Fairfax County Public Schools 401K	8115 Gatehouse Road, Ste 270, Falls Church, VA 22042	7.73%
	State of West Virginia Retirement Savings Plan	322 70th Street SE, Charleston, WV 25304	7.29%
	Washington Trust Bank	P.O. Box 2127, Spokane, WA 99210	5.83%
	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	5.57%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.46%
Empower Lifetime 2035 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	77.36%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	9.03%
Empower Lifetime 2035 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	36.34%
Empower Lifetime 2040 Fund Institutional Class	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	24.00%
	Washington Trust Bank	P.O. Box 2127, Spokane, WA 99210	20.43%
	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	12.87%
Empower Lifetime 2040 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	94.50%
Empower Lifetime 2040 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	29.61%
Empower Lifetime 2045 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	32.61%
	Washington Trust Bank	P.O. Box 2127, Spokane, WA 99210	6.81%
	State of West Virginia Retirement Savings Plan	322 70th Street SE, Charleston, WV 25304	6.70%
	City of Hastings, Nebraska	220 North Hastings Avenue, Hastings, NE 68901	5.83%
	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	5.02%
Empower Lifetime 2045 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	79.44%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.08%
Empower Lifetime 2045 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	32.89%
Empower Lifetime 2050 Fund Institutional Class	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	29.17%
	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	17.18%
	Washington Trust Bank	P.O. Box 2127, Spokane, WA 99210	14.39%
Empower Lifetime 2050 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	98.22%
C-6

Fund:	Record Owner:	Address:	Percentage:
Empower Lifetime 2050 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31.61%
Empower Lifetime 2055 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	37.56%
	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	7.28%
	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	6.24%
	City of Hastings, Nebraska	220 North Hastings Avenue, Hastings, NE 68901	5.07%
Empower Lifetime 2055 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	81.68%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.11%
Empower Lifetime 2055 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.95%
Empower Lifetime 2060 Fund Institutional Class	Washington Trust Bank	P.O. Box 2127, Spokane, WA 99210	23.05%
	Alliantgroup LP 401K	3009 Post Oak Blvd Suite 2000, Houston, TX 77056	22.31%
	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	20.16%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.18%
	Kamp 401K Plan	2316 NE Oregon StreetSuite 109, Portland, OR 97232	5.19%
Empower Lifetime 2060 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	97.71%
Empower Lifetime 2060 Fund Service Class	Jennifer W. Pennoyer, MD, LLC	47 Jolley Drive , Bloomfield, CT 06002	56.70%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.62%
	Mid-Atlantic Spinal Rehab 401K PSP	1308 Eastern Blvd, Essex, MD 21221	5.34%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.26%
Empower Mid Cap Value Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.23%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.18%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.55%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.83%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.18%
Empower Mid Cap Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.49%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	25.78%
Empower Moderate Profile Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	99.48%
Empower Moderate Profile Fund Institutional Class	Empower Retirement, LLC 401(k) Savings Plan	8525 E. Orchard Road, Greenwood Village, CO 80111	16.12%
	Trical Group Savings Plan	120 Applecross Road Upstairs, Pinehurst, NC 28374	6.04%
	Met Cardiolgy Consultants 401K PSP	4040 Coon Rapids Blvd. NW Ste. 120, Coon Rapids, MN 55433	5.72%
C-7

Fund:	Record Owner:	Address:	Percentage:
Empower Moderate Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	58.86%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	12.77%
Empower Moderately Aggressive Profile Fund Institutional Class	Arotech Corporation 401K Plan	1195 Oak Valley Dr, Ann Arbor, MI 48108	11.79%
	Rodelco Electronics Corp 401K Savings & Retirement	111 Haynes Court, Ronkonkoma, NY 11779	9.00%
	Port of Oakland DCP Plan	530 Water Street, Oakland, CA 94607	6.28%
Empower Moderately Aggressive Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	63.94%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.27%
Empower Moderately Conservative Profile Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Empower Moderately Conservative Profile Fund Institutional Class	Argent Financial Group 401K	500 East Reynolds Drive, Ruston, LA 71270	17.06%
	Hunt Guillot & Associates LLC 401K	603 Reynolds Dr, Ruston, LA 71270	15.12%
	Louisiana National Bank 401K PSP	Attn: Human Resources, 2001 N. Trenton St, Ruston, LA 71270	8.87%
	Gardner Family Health Network NonUnion 401K	160 East Virginia Street Suite 100, San Jose, CA 95112	6.40%
	Charlton Family Practice 401K PSP	246 Southbridge Street, Charlton, MA 1507	5.77%
Empower Moderately Conservative Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	76.60%
Empower Multi-Sector Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.35%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.75%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.12%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.62%
	Empower Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.25%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.13%
Empower Multi-Sector Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	24.24%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	7.14%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.07%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.82%
Empower Real Estate Index Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	21.85%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	18.67%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.51%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.15%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.20%
C-8

Fund:	Record Owner:	Address:	Percentage:
Empower Real Estate Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	81.93%
Empower S&P 500® Index Fund Institutional Class	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.27%
	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.99%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.26%
	Empower Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.63%
	Empower SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	5.31%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.23%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.11%
Empower S&P 500® Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	51.96%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	9.03%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.01%
Empower S&P Mid Cap 400® Index Fund Class L	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	43.97%
	Talcott Resolution Life Insurance Company	1 Griffin Road North Windsor, CT 06095	39.82%
Empower S&P Mid Cap 400® Index Fund Institutional Class	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.60%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.85%
	Empower SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	6.54%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.88%
	Empower SecureFoundation® Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.60%
	Empower Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.30%
Empower S&P Mid Cap 400® Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	64.44%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.22%
Empower S&P Small Cap 600® Index Fund Class L	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	49.24%
	Talcott Resolution Life Insurance Company	1 Griffin Road North Windsor, CT 06095	21.41%
Empower S&P Small Cap 600® Index Fund Institutional Class	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.48%
	Empower SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	7.23%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.25%
	Empower SecureFoundation® Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.17%
	Empower Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.68%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.37%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.15%
C-9

Fund:	Record Owner:	Address:	Percentage:
Empower S&P Small Cap 600® Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	28.46%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	14.07%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.33%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.31%
Empower SecureFoundation® Balanced Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	99.44%
Empower SecureFoundation® Balanced Fund Institutional Class	Variable Annuity 8 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	24.50%
	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	23.98%
	Government of Guam Deferred Compensation Plan	424 Route 8, Maite, GU, 96927	6.81%
	Variable Annuity 9 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.15%
Empower SecureFoundation® Balanced Fund Investor Class	Schwab OneSource Choice Variable Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	44.33%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	18.49%
	AlabamaRetire Deferred Compensation Plan	300 Folsom Administrative Building, 64 N. Union Street, Montgomery, AL 36130	5.05%
Empower SecureFoundation® Balanced Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	23.96%
Empower Short Duration Bond Fund Institutional Class	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	26.65%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.36%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.58%
	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.24%
	Empower Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.76%
	Empower Lifetime 2015 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.36%
	Empower Lifetime 2020 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.35%
Empower Short Duration Bond Fund Investor Class	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	43.78%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.02%
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	5.90%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.25%
	COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.10%
Empower Small Cap Growth Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	24.25%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.61%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.83%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.39%
C-10

Fund:	Record Owner:	Address:	Percentage:
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.55%
Empower Small Cap Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	66.45%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	22.48%
Empower Small Cap Value Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.36%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.23%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.67%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.86%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.23%
Empower Small Cap Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	24.56%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	17.42%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	16.70%
Empower T. Rowe Price Mid Cap Growth Fund Institutional Class	The Fifth Third Bancorp 401K Savings Plan	38 Fountain Square Plaza Cincinnati, OH 45263	11.66%
Empower T. Rowe Price Mid Cap Growth Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	45.49%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	9.91%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.44%
Empower U.S. Government Securities Fund Institutional Class	Mid Atlantic Trust Company	330 S Poplar Ave Pierre, SD, 57501	20.08%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	20.07%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.88%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.74%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.25%
Empower U.S. Government Securities Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	80.06%
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EMPOWER FUNDS, INC.
Empower Core Strategies: Flexible Bond Fund (formerly Great-West Core Strategies: Flexible Bond Fund) Institutional Class Ticker: MXEDX Investor Class Ticker: MXEWX	Empower Core Strategies: International Equity Fund (formerly Great-West Core Strategies: International Equity Fund) Institutional Class Ticker: MXECX Investor Class Ticker: MXEVX
Empower Core Strategies: Inflation-Protected Securities Fund (formerly Great-West Core Strategies: Inflation- Protected Securities Fund) Institutional Class Ticker: MXEGX Investor Class Ticker: MXEYX	Empower Core Strategies: U.S. Equity Fund (formerly Great-West Core Strategies: U.S. Equity Fund) Institutional Class Ticker: MXEBX Investor Class Ticker: MXETX
Empower SecureFoundation® Balanced ETF Fund (formerly Great-West SecureFoundation® Balanced ETF Fund) Class A Ticker: SFBPX
(the “Fund(s)”)
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Throughout this SAI, “Fund” is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus. It contains information in addition to the information in the prospectuses for the Funds. The prospectuses for the Funds, which may be amended from time to time, contain the basic information you should know before investing in a Fund. This SAI should be read together with the prospectuses for the Funds, each dated April 28, 2023. Requests for copies of prospectuses should be made by writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling (866) 831-7129, or by viewing www.greatwestinvestments.com. The financial statements appearing in the Funds’ annual reports are incorporated into this SAI by reference; please see the “Financial Statements” section of this SAI for hyperlinks to these reports. Copies of the annual reports are available, without charge, and can be obtained by calling (866) 831-7129 or by viewing at www.greatwestinvestments.com.
April 28, 2023

INFORMATION ABOUT EMPOWER FUNDS, INC. AND THE FUNDS
Empower Funds, Inc. (“Empower Funds”) , an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”), is a Maryland corporation that organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. The corporation changed its name from Great-West Funds, Inc. to Empower Funds, Inc. on August 1, 2022. Empower Funds offers 45 funds. This SAI describes five Funds, four of which are diversified Funds and one of which is a non-diversified Fund.
The Board of Directors of Empower Funds (the “Board”) may organize and offer shares of a new fund or a new share class of an existing Fund or liquidate a Fund or share class at any time. The Empower Core Strategies: Flexible Bond Fund, Empower Core Strategies: International Equity Fund, Empower Core Strategies: Inflation-Protected Securities Fund, and Empower Core Strategies: U.S. Equity Fund (the “Core Strategies Funds”) offer two classes of shares: Institutional Class and Investor Class. Neither class imposes sales charges or distribution fees. The Empower SecureFoundation Balanced ETF Fund (the “SecureFoundation Balanced ETF Fund”) has one share class: Class A shares which have a front-end sales load. Shares of the SecureFoundation Balanced ETF Fund are available through certain broker-dealers, custodians or trustees of individual retirement accounts (“IRAs”), or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available (each, a “financial intermediary”).
Empower Capital Management, LLC (“ECM”), a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), serves as the investment adviser to Empower Funds. ECM has selected one or more sub-advisers (each, a “Sub-Adviser”) to manage, on a daily basis, the assets of certain Funds.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Classification
Each of the Funds, with exception of the SecureFoundation Balanced ETF Fund, are classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”).
At least 75% of the value of a diversified fund’s total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer (other than the U.S. government and other investment companies) is neither more than 5% of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer.
The SecureFoundation Balanced ETF Fund is considered “non-diversified” because it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified Fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry.
Investment Strategies and Risks
The investment objectives, investment strategies, and principal risks of each Fund are described in its prospectus. This SAI contains supplemental information about those strategies and risks and the types of securities that ECM or a Sub-Adviser may select for each Fund. Except as described below and except as otherwise specifically stated in the applicable prospectus or this SAI, each Fund’s investment policies set forth in its prospectus and in this SAI are not fundamental and may be changed without shareholder approval.
The following pages contain more detailed information about types of securities in which the Funds may invest, as well as investment strategies, practices and techniques that ECM or any Sub-Adviser may employ in pursuit of a Fund’s investment objective, together with a discussion of related restrictions and risks. This information has been organized into various categories; to the extent it overlaps two or more categories, it is referenced only once in this section. ECM and/or any Sub-Adviser may not buy these securities or use any of these techniques unless it believes they are consistent with the applicable Fund’s investment objectives and policies (as described in the Fund’s prospectus) and that doing so will help the Fund achieve its objective. In addition, with respect to any particular Fund, to the extent that a security or technique is described in a Fund’s prospectus as being part of its principal investment strategies, the information provided below regarding such security or technique is intended to supplement, but not supersede, the information contained in the prospectus.
The SecureFoundation Balanced ETF Fund normally invests primarily in shares of exchange-traded funds (“Underlying ETFs”) and may also invest in other mutual funds (together with the Underlying ETFs, the “Underlying Funds”), as described in its prospectus. The Underlying Funds, in turn, invest directly in securities (such as stocks and bonds). The investment techniques
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described below may be pursued directly by the Underlying Funds or, in certain circumstances, by the Fund directly. The Fund is subject to the risks described below indirectly through its investment in the Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used. An Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund’s investment objective, policies, and restrictions described in the Underlying Fund’s prospectus and/or statement of additional information, as well as federal securities laws. For the purpose of this section, references to investments by “a Fund” or “the Funds” include the Underlying Funds.

In addition to investing in Underlying Funds, the SecureFoundation Balanced ETF Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying Funds. The Fund also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes. To the extent the Fund invests directly in securities, the Fund will be directly subject to the applicable risks described below.
Debt Securities
A debt security, also referred to as a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment grade securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”), and unrated securities.
Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk). The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. Debt securities may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).
Asset-Backed Securities. Asset-backed securities represent interests in pools of assets, including consumer loans, auto loans, student loans, or receivables held in trust. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. Asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment. Additionally, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A CBO is a trust, which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral
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default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the risk that the quality of the collateral may decline in value or default; (3) the risk that a Fund may invest in CDOs that are subordinate to other classes; and (4) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings. These investments may include institutionally traded floating and fixed rate debt securities. Bank loans often involve borrowers whose financial conditions are troubled or uncertain, including companies that are highly leveraged or are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Some bank loans may be purchased on a “when-issued” basis. The market for bank loans may not be highly liquid and a Fund may have difficulty selling bank loans. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower.
Bank loans generally are subject to legal or contractual restrictions on resale. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which a Fund invests, the Fund relies on the portfolio managers’ research to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Bank Obligations. Bank obligations may be issued or guaranteed by U.S. or foreign banks. Bank obligations that may be purchased by a Fund include banker’s acceptances, certificates of deposit and fixed time deposits. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Core Strategies Funds generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry.
A Fund’s investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.
Below Investment Grade Securities. Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are debt securities that are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Standard & Poor’s Global Ratings (“S&P”) or have a comparable rating from another nationally recognized statistical rating organization or are of comparable quality if unrated. Below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero coupon, pay-in-kind (“PIK”) and step coupon securities and may be privately placed or publicly offered.
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Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Below investment grade securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of below investment grade securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for below investment grade securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of below investment grade securities and the ability of outside pricing services to value below investment grade securities. A severe economic downturn or increase in interest rates might increase defaults in below investment grade securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding below investment grade securities, thus further disrupting the market for such securities.
Below investment grade bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of below investment grade bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, below investment grade bonds tend to underperform U.S. Treasury and investment grade bonds because below investment grade bond prices tend not to rise as much as the prices of these bonds.
The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of below investment grade securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of below investment grade securities could also be at greater risk because below investment grade securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a below investment grade security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of below investment grade securities and a Fund’s net asset value.
Below investment grade securities present risks based on payment expectations. For example, below investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of below investment grade securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of below investment grade securities than in the case of investment grade bonds.
In addition, the credit ratings assigned to below investment grade securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of below investment grade securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.
Because the risk of default is higher for below investment grade securities, portfolio managers will attempt to identify those issuers of below investment grade securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and S&P are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund’s investment objective may be more dependent on the portfolio manager’s own credit analysis than might be the case for a Fund which invests in higher quality bonds. The portfolio managers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain below investment grade securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.
Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds. Each Fund may invest in Brady bonds only if it is consistent with quality specifications established from time to time by ECM or a Sub-Adviser to that Fund.
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Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by banks, corporations and other entities primarily to finance short-term credit needs. Such securities normally have maturities of nine months or less and, although commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Like bonds, and other fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. The short-term nature of a commercial paper investment, however, makes it less susceptible to such volatility than many other securities. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Corporate Debt Securities. Corporate debt securities are long- and short-term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed, variable or floating rate obligations or as zero coupon, PIK and step coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations.
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and nationally recognized statistical rating organizations, such as S&P, that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of a nationally recognized statistical rating organization, such as S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated.
Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (1) initially issued at a discount from their face value, and (2) purchased by a Fund at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by a Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities.
Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower ratings categories (Ca or lower by Moody's and CC or lower by S&P) or which, if
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unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with below investment grade securities are heightened by investing in distressed debt securities.
A Fund will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Fund’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.
Inflation-Linked Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are periodically adjusted for inflation, which measures a sustained increase in prices of goods and services in an economy that erodes the purchasing power of a currency over time. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-linked securities are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Because of this inflation-adjustment feature, inflation-linked securities typically have lower yields than conventional fixed rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.
Inflation-linked securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-linked security normally will decline and could result in losses for a Fund. Funds that invest in inflation-linked securities do not always move in lockstep with changes in the inflation rate because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, there is no assurance that the consumer price index or other inflation index used to determine inflation adjustments will accurately measure the real rate of inflation.
Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a Fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a Fund being treated as a return of capital.
Loan Participations and Assignments. Loan participations and assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a loan participation, the Fund typically will have a contractual relationship only with the lender that sold the participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is believed by ECM or a Sub-Adviser to be creditworthy. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A Fund may have difficulty disposing of loan participations and assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to
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dispose of particular loan participations or assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
The Board has adopted a liquidity risk management program for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the loan participation or assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid loan participations and assignments that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid investments would increase.
In valuing a loan participation or assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board.
Mortgage-Backed Securities. A mortgage-backed security (“MBS”) is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. MBS include mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations. Some MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties. MBS may be arranged by various governmental agencies, such as the Government National Mortgage Association (“Ginnie Mae”); government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and private issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.
The value of MBS may change due to shifts in the market’s perception of issuers. An economic downturn - particularly one that contributes to an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment - may adversely affect the market for and value of MBS. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument.
Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae.
CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate and bearing a different stated maturity date, and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, the average life, and the price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.
CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to
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pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets.
CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid investments.
Mortgage Dollar Rolls. In a mortgage dollar roll, a Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund foregoes principal and interest paid on the MBS. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the MBS it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase a Fund’s overall investment exposure and result in losses.
Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Mortgage Pass-through Securities. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages either insured by the Federal Housing Administration or guaranteed by the U.S. Department of Veterans Affairs. Ginnie Mae is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.
Government-related guarantors whose obligations are not backed by the full faith and credit of the U.S. government include Fannie Mae and Freddie Mac. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Freddie Mac issues participation certificates that represent interests in conventional mortgages from Freddie Mac’s national portfolio. Fannie Mae and Freddie Mac guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the U.S. government. Additionally, Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in
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addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the MBS. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage pass-through securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, ECM or the Fund’s Sub-Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to a Fund’s limitations on investments in illiquid investments.
Mortgage pass-through securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from the test available to all U.S. government securities. The Funds take the position that privately-issued, mortgage pass-through securities, and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. In the case of private issue mortgage pass-through securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.
Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations in illiquid investments.
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Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. However, while most municipal bonds are exempt from federal income tax, some are not. Municipal bonds have two principal classifications: general obligations and revenue bonds.
General obligation bonds are securities backed by a municipality’s pledge of full faith, credit and taxing power. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. Revenue bonds are securities backed by revenues generated by a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of capital projects including municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds and lease-backed bonds (including certificates of participation and municipal lease obligations).
Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect a municipal bond’s value, interest payments, repayment of principal and a Fund’s ability to sell it. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal bond is not heavily followed by the investment community or such security issue is relatively small, the bond may be difficult to value or sell at a desirable price. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal bond has not complied with applicable tax requirements, interest from the bond could be treated as taxable, which could result in a decline in the bond’s value. The Funds expect to invest less than 50% of their total assets in tax-exempt municipal bonds. As a result, none of the Funds (except the SecureFoundation Balanced ETF Fund) expect to be eligible to pay exempt interest dividends to shareholders, and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Fund. In some cases, the SecureFoundation Balanced ETF Fund may be able to pass through to shareholders the tax-exempt character of any exempt-interest dividends it receives from an Underlying Fund. See “Taxation of the Funds.”
Tender Option Bonds. Tender option bonds are municipal derivatives created by dividing the income stream provided by an underlying security, such as municipal bonds or preferred shares issued by a tax-exempt bond fund, to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the risk of the underlying security. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Structured Securities. Structured securities (also called “structured notes”) are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of structured securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.
Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.
To-Be-Announced Purchase Commitments. As with other delayed delivery transactions, a to-be-announced (“TBA”) purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and seller would agree upon
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the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until it issues the security.
TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require a fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a fund’s TBA counterparty. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.
Rule 18f-4 under the 1940 Act (“Rule 18f-4”) permits a Fund to enter into delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with the Rule 18f-4 with respect to its delayed delivery transactions, which are considered derivatives transactions under the Rule 18f-4. See “Derivative Instruments” below.
U.S. Government Securities. A Fund may purchase obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and Fannie Mae are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances but are not backed by the full faith and credit of the U.S. government.
Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a Fund does not apply to the market value of such security or to shares of the Fund itself. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to U.S. government sponsored agencies or instrumentalities, such as Fannie Mae or Freddie Mac, since it is not obligated to do so by law. In addition, U.S. government securities are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government securities, declines when market interest rates increase and rises when market interest rates decrease.
From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. GSE is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.
Variable or Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark or reference rate (such as the Secured Overnight Financing Rate or another reference rate) or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the
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repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.
Floating Rate Loans. Floating rate loans are debt instruments issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other instruments of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income a Fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, a Fund might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.
The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that a Fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.
Although the market for the types of floating rate loans in which a Fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values when ECM or a Sub-Adviser considers such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede a Fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.
Variable Amount Master Demand Notes. A variable amount master demand note is an unsecured instrument that permits the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.
Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid investments.
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To avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Zero Coupon Treasury Securities. Zero coupon treasury securities are U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under Internal Revenue Code of 1986, as amended (the “Code”). Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.
Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.
Equity Securities
Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt.
Equity securities generally have greater price volatility than fixed income securities. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Common Stock. Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower quality securities.
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Contingent convertible securities (“COCOs”) are a complex subset of convertible securities that are designed so that the issuer of the security can absorb losses if the issuer’s capital falls below a predetermined trigger level. If triggered, COCOs absorb losses for the issuer by either (1) converting from a fixed income security to common stock of the issuer or (2) writing down the value of the security. If the COCO is converted to a common stock of the issuer, the common stock may not pay a dividend, which could result in a reduced income rate for a Fund. Additionally, if the COCO is converted to a common stock of the issuer and the issuer declares bankruptcy, a Fund would be less likely to recover its claim in bankruptcy because owners of common stock are generally last in line for payment priority. If the COCO undergoes a mandatory write-down, a Fund may lose some or all of its investment in the COCO.
Initial Public Offerings. Initial public offerings (“IPOs”) are new issues of equity securities. IPOs do not have trading history, and information about the company may be available only for recent periods. A Fund’s purchase of shares issued in IPOs exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of newly priced companies have fluctuated in significant amounts over short periods of time. IPOs may generate substantial gains for a Fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of a Fund’s future performance, because there is no guarantee that a Fund will have access to profitable IPOs in the future. As with newly issued secondary offerings, a Fund may be limited in the quantity of IPO shares that it may buy at the offering price, or a Fund may not be able to buy any shares of an IPO at the offering price. As the size of a Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of a Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.
Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership in accordance with the terms established in the partnership agreement.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company; however, preferred stockholders typically do not have voting rights with respect to the issuing company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.
The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Real Estate Investment Trusts. Real Estate Investment Trusts (“REITs”) are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (1) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (2) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (3) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. Similar to regulated investment companies, REITs are not subject to federal income tax on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows,
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are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. These risks include limited financial resources, infrequent or limited trading, and more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index.
Special Purpose Acquisition Companies. A special purpose acquisition company (“SPAC”) is typically a publicly traded company that raises funds through an initial public offering for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s initial public offering. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of a SPAC’s shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the initial public offering or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.
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Foreign Securities
Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the U.S., such as foreign corporations and governments. Securities issued by certain companies organized outside the U.S. may not be deemed to be foreign securities if the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A Fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets.
There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.
Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.
A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. dollars.
Foreign securities and cash may be held with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Depositary Receipts. Depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
Depositary receipts are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to the risks associated with investing directly in foreign securities which include currency and foreign exchange risks as well as the political and economic risks of the underlying issuer’s country. Additionally, issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance.
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Emerging Markets Issuers. Emerging markets include (1) countries that have an emerging stock market as defined by MSCI, Inc.; (2) countries with low- to middle-income economies as classified by the World Bank; or (3) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (a) organized under the laws of, (b) whose securities have their primary trading market in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in, a country with an emerging market.
Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries.
In addition, emerging market countries may experience high levels of inflation and may have fewer liquid securities markets and less efficient trading and settlement systems. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.
Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. The U.S., other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies’ securities, delay a Fund’s ability to exercise certain rights as security holder, and/or impair a Fund’s ability to meet its investment objectives. A Fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the Fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.
A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.
Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the U.S., primarily in Europe. Yankee dollar instruments are U.S. dollar-denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee certificates of deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S.
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There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements. Eurodollar (and, to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Foreign Government Securities. Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
Issuers of foreign government securities may be unable or unwilling to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in foreign government securities that is in default as to payments of principal or interest. In the event that a Fund holds nonperforming foreign government securities, the Fund may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder. Holders of foreign government securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
Foreign Investment Companies. Some foreign countries may not permit, or may place economic restrictions on, direct investment by investors from outside of such countries. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.
Derivative Instruments
Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If a Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument. Examples of common derivative instruments include forward contracts, futures, options and swap
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agreements. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than “traditional” securities would. Whether or not a Fund may use some or all of these derivatives varies by Fund. In addition, a Fund may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by a Fund will succeed.
A Fund may use derivative instruments for a variety of reasons, including: (1) to employ leverage to enhance returns; (2) to increase or decrease exposure to particular securities or markets; (3) to protect against possible unfavorable changes in the market value of securities held in, or to be purchased for, its portfolio (i.e., to hedge); (4) to protect its unrealized gains reflected in the value of its portfolio; (5) to facilitate the sale of portfolio securities for investment purposes; (6) to reduce transaction costs; (7) to manage the effective maturity or duration of its portfolio; and/or (8) to maintain cash reserves while remaining fully invested.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, ECM or a Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a Fund’s limit on illiquid investments.
Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.
Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If ECM or a Sub-Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a Fund also is subject to ECM’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a Fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position. It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance. Derivatives involve greater risks than if a Fund had invested in the reference obligation directly.
An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A Fund could experience losses if its derivatives were poorly correlated with underlying instruments or the Fund’s other investments or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate, and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.
Rule 18f-4 provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board, and to comply with an outer limit on fund
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leverage risk based on value at risk, or “VaR.” Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, and are not subject to the full requirements of Rule 18f-4, but are required to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds are subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the 1940 Act.
Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
The Funds that invest in derivatives and that are not limited derivatives users have established a DRMP and appointed a derivatives risk manager to administer the DRMP, consistent with Rule 18f-4. The requirements of Rule 18f-4 may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments or the performance of the Fund. Rule 18f-4 also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Forward Contracts. A forward contract is an OTC derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, a Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to a Fund, exceeding the amount of the margin paid. Forward contracts can increase a Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Forward Foreign Currency Transactions. Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date. Any Fund which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its principal investment strategies.
When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment
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is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.
A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.
A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on a portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. For example, if a currency’s value rose at a time when the portfolio manager had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If a portfolio manager hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if a portfolio manager increases a Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Fund or that the portfolio manager will hedge at an appropriate time.
Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are OTC derivative instruments that are subject to the credit risk of the counterparty.
Futures Contracts. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Fund may invest include, for example, interest rate futures, index futures, securities futures and currency futures.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.
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The use of futures contracts may expose a Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those futures contracts. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience potentially dramatic price changes and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of a Fund. An abrupt change in the price of an underlying security could render the underlying derivative instrument worthless. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
A Fund may buy and sell futures contracts on U.S. and foreign exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a Fund is excluded from the definition of a “commodity pool operator.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Funds. The Funds intend to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Funds were no longer able to claim the exclusion, ECM would be required to register as a “commodity pool operator” and the Funds and ECM would be subject to regulation under the CEA.
A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
Foreign Currency Futures. A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. Foreign currency futures contracts are regulated by the CFTC.
At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as an FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.
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Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.
Interest Rate Futures. Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed income security or an inter-bank deposit. Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in a Fund’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of a Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and a Fund’s cash reserves could then be used to buy long-term bonds on the cash market.
Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases protective puts on securities.
As with options on securities, the holder of an option may terminate a position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.
Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts. In addition, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities.
Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.
Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.
The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero.
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Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “note issuer”) with respect to which the reference instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “reference credit”). The purchaser of the CLN (the “note purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the reference credit. Upon maturity of the CLN, the note purchaser will receive a payment equal to: (1) the original par amount paid to the note issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “credit event”) with respect to the issuer of the reference credit; or (2) the market value of the reference credit, if a credit event has occurred. Depending upon the terms of the CLN, it is also possible that the note purchaser may be required to take physical delivery of the reference credit in the event of a credit event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the reference credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the reference credit.
Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and a Fund could experience difficulty in selling such security at a price a portfolio manager believes is fair.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (OTC options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.
Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
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Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.
Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.
Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.
Options on Swaps. An option on a swap (“swaption”) gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund that writes a swaption receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a Fund’s use of options on swaps will be successful in furthering its investment objective will depend on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in “Swaps.”
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
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Swaps. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.
A Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of a Fund’s obligations will be accrued on a daily basis.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.
In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
A Fund’s use of swaps is subject to the risks associated with derivative instruments generally. Many swaps may be considered to be illiquid and involve the risk that a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Additionally, certain swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.
As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps, but it does not eliminate those risks completely and may involve additional costs and risk not involved with uncleared swaps. A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
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Credit Default Swaps. Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event, such as a default, on a reference instrument has occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation or must make a cash settlement payment. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, a Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, a Fund, as the seller, must pay the buyer the full notional value of the reference obligation. A Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, a Fund may be required to make a cash settlement payment, where the reference obligation is received by the Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value a Fund pays to the buyer, resulting in a loss of value to the Fund as seller. A Fund may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of credit default swap agreements.
The Dodd-Frank Act and related regulatory developments requires the clearing and exchange trading of certain interest rate swaps and credit default swaps. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from a Fund with respect to such derivatives.
Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the reference obligation (as opposed to a credit downgrade or other indication of financial difficulty). A Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. When a Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Additionally, credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.
Currency Swaps. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency. As a result, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Inflation Swaps. An inflation swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation swap has payment obligations netted and exchanged upon maturity. The value of an inflation swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Interest Rate Swaps, Caps and Floors. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a Fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Fund’s holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Fund’s assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a Fund’s holdings, or to facilitate the sale of such securities.
Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
The successful utilization of interest rate transactions depends on a portfolio manager’s ability to predict correctly the direction and degree of movements in interest rates. If a portfolio manager’s judgment about the direction or extent of movement in interest rates is incorrect, a Fund’s overall performance would be worse than if it had not entered into such
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transactions. For example, if a Fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the staff of the SEC to be illiquid investments and, therefore, a Fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms a portfolio manager believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument - which may be a single asset, a pool of assets or an index of assets - during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).
Volatility Swaps. A volatility swap is an agreement between two parties to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Specifically, one party will be required to make a payment to the other party if the volatility of an underlying reference instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risk if the counterparty fails to meet its obligations, and the risk that a portfolio manager may be incorrect in forecasts of volatility of the underlying reference instrument.
Other Permitted Investment Activities and Risks
Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.
Under the 1940 Act, the Funds may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Brexit Risk. The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020 under the terms of a negotiated departure deal. A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK trade agreement which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Significant economic and regulatory uncertainty caused by the UK’s exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit will also be shaped by new trade deals that the UK is negotiating with more than 60 other countries, including the U.S. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a Fund’s investments.
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Cybersecurity Risk. Like other funds and business enterprises, the use of the internet and other electronic media and technology exposes the Funds, the Funds’ shareholders, and the Funds’ service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “cyber events”). Cyber events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), “ransomware” attacks, infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Like other funds and business enterprises, a Fund, or its adviser, Sub-Adviser, custodians, transfer agent and other third-party service providers have experienced, and will continue to experience, cyber events consistently. Cyber events have not had a material adverse effect on the Funds’ business operations or performance. In addition to intentional cyber events, unintentional cyber events can occur, such as, for example, the inadvertent release of confidential information. Any cyber event could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber event may cause a Fund, or its adviser, Sub-Adviser, custodians, transfer agent and other third-party service providers to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s net asset value, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber events affecting issuers in which a Fund invests could cause the Fund’s investments to lose value. ECM has established risk management systems reasonably designed to seek to reduce the risks associated with cyber events, however, there is no guarantee that the efforts of ECM or its affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber attacks is becoming increasingly sophisticated and ECM and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are a type of investment company the shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the performance of a particular market index. These indexes may be broad-based, sector or international. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index. Some ETFs are actively managed and instead of replicating a particular index they seek to outperform it or outperform a basket of securities or price of a commodity or currency. A Fund may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments.
The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their market prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Fund investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of a Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.
A Fund will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are purchased and sold once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.
An ETF may purchase, retain and sell securities at times when an actively managed open-end mutual fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
Greater China Risk. The Greater China region encompasses China, Hong Kong and Taiwan. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan.
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Hong Kong is closely tied to China, economically and politically, following the United Kingdom’s 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.
Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan’s political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.
Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance.
On December 2, 2020, the U.S. Congress also passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including Chinese issuers) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of Chinese companies listed in the U.S., delisting could decrease the Fund’s ability to transact in such securities and could significantly impact its liquidity and market price. In addition, a Fund would have to seek other markets in which to transact in such securities which would also increase its costs. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed, or other escalating actions may be taken in the future.
Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests.
Certain Funds may invest in eligible renminbi-denominated shares of China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (referred to as “A-shares”) through the Shanghai and Shenzhen–Hong Kong Stock Connect programs (“Stock Connect”). The Stock Connect program is a mutual market access program designed to, among other things, enable foreign investment in China via brokers in Hong Kong. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a Fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.
Additionally, Stock Connect is subject to daily quota limitations on purchases into China. Foreign investors, in the aggregate, are subject to ownership limitations for Shanghai or Shenzhen listed companies, including those purchased through Stock Connect. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. Only certain A-shares are eligible to be accessed through Stock Connect and such securities could lose their eligibility at any time. In addition, a Fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit the ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.
In China, ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to facilitate investment in these companies by foreign individuals, many Chinese companies have created variable interest entities (“VIEs”) that provide exposure to the Chinese company through contractual arrangements instead of equity ownership. VIE structures are subject to risks associated with breach of the contractual arrangements, including difficulty in enforcing any judgments outside of the U.S., and do not offer the same level of investor protection as direct ownership. Additionally, while VIEs are a longstanding industry practice, they have not been approved by Chinese regulators. Chinese regulators could prohibit Chinese companies from accessing foreign investment through VIEs or sever their ability to transmit economic and governance rights to foreign individuals and entities. Such actions would significantly reduce, and possibly permanently eliminate, the market value of VIEs held by a Fund.
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China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund.
Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund’s securities to decline in value, the Fund may buy or sell a derivatives contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.
Illiquid Investments. The term “illiquid investment” generally means a security that a Fund reasonably expects cannot be sold or disposed of in-then current market conditions within seven days or less without the sale or disposition significantly changing the value of the investment used in determining a Fund’s net asset value. Certain types of investments may be considered generally to be illiquid. Included among these are “restricted securities” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines adopted by the Board. See “Restricted Securities and Rule 144A Securities” below.
A Fund may acquire illiquid investments so long as immediately after the acquisition the Fund would not have invested more than 15% of its net assets in illiquid investments. A Fund will take measures to reduce its holdings of illiquid investments if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.
Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board has approved the designation of ECM as the Funds’ LRMP administrator, and will review no less frequently than annually a written report prepared by ECM that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. The liquidity classification of each investment will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of each Fund’s investments in accordance with the LRMP. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to meet its investment objective.
A Fund may be unable to sell illiquid investments when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the investments were more liquid. In addition, sales of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than do sales of investments that are not illiquid. Illiquid investments may also be more difficult to value due to the unavailability of reliable market quotations for such investments.
Inflation Risk. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors. Inflation, and investors’ expectation of future inflation, can impact the current value of a Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.
Investment Companies. Each Fund may invest in shares of other investment companies within the limitations of the 1940 Act and any orders issued by the SEC. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and ETFs. Section 12(d)(1) of the 1940 Act generally precludes a Fund from acquiring: (1) more than 3% of the outstanding voting stock of another investment company; (2) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.
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However, a Fund may invest in securities issued by other registered investment companies beyond the above percentage maximums pursuant to rules promulgated by the SEC, including Rule 12d1-4 under the 1940 Act. The SecureFoundation Balanced ETF Fund may rely on Rule 12d1-4 in purchasing shares of Underlying ETFs that are not affiliated with Empower Funds. Rule 12d1-4 allows a Fund to acquire shares of another investment company in excess of the limitations currently imposed by the 1940 Act. A Fund relying on Rule 12d1-4 is subject to several conditions, certain of which are specific to the Fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (1) control and voting that prohibit a Fund, ECM or a Sub-Adviser and their respective affiliates from controlling or voting more than 25% of the voting securities of an open-end unaffiliated acquired fund; (2) certain required findings by ECM relating to complexity, fees and undue influence (among other things); (3) entry into a fund of funds investment agreement for unaffiliated fund investments; and (4) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets. These restrictions may limit a Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit a Fund’s flexibility with respect to making investments in those unaffiliated investment companies. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.
Lending of Fund Securities. Subject to applicable investment limitations, each Fund from time-to-time may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Fund’s total assets (including the value of collateral received). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.
ECM understands that it is the current view of the SEC staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive collateral that is at least 102% of the market value of domestic securities and 105% of the market value of foreign securities, in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, by terminating the loan. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of the loaned securities and the risk of loss of rights in the collateral.
Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market forces (i.e., capital appreciation or depreciation).
London Interbank Offered Rate Transition. The elimination of the London Interbank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.
In July, 2017, the UK Financial Conduct Authority announced that it intended to stop compelling or inducing banks to submit LIBOR rates after 2021. In March 2021, the UK Financial Conduct Authority announced that (1) all non-USD LIBOR tenors and the USD 1-week and 2-month LIBOR tenors would either cease or no longer be representative immediately after December 31, 2021, and (2) the USD overnight, 1-month, 3-month, 6-month and 12-month LIBOR tenors will either cease or no longer be representative immediately after June 30, 2023. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds.
The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full
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impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, in the case of certain USD LIBOR tenors that have been extended beyond 2021, these effects could occur prior to June 30, 2023. All of the aforementioned risks may adversely affect a Fund’s performance or net asset value.
Market Events Risk. Economies and financial markets through the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, geopolitical conflicts and other circumstances in one country or region could have profound impacts on global economies or markets.
Unpredictable events such as environmental or natural disasters, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the global economy, the economy in certain geographic regions or countries, or the markets and issuers in which a Fund invests. Certain events may exacerbate pre-existing political, social, and economic risks. These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. In addition, the operations of the Funds, ECM, the Funds’ Sub-Advisers and the Funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.
Recent events are impacting the securities markets. Russia’s invasion of Ukraine in 2022 has resulted in sanctions being levied by the U.S., EU, and other countries against Russia and Belarus. Russia’s military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions could be substantial.
Other market events include the pandemic spread of the novel coronavirus known as COVID-19, which at times caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. A Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatic changes to interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak and inflationary pressures. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
Operational Risk. The Funds are exposed to operational risks arising from a number of factors, including, but not limited to, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. Therefore, each Fund and its shareholders could be negatively impacted as a result.
Other Investment Limitations. Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including amounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, ECM or a Sub-Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. ECM has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, ECM and its affiliates may inadvertently breach
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these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. The internal policies and procedures of ECM and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities.
Pooled Investment Vehicles. A Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, a Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933 (the “Securities Act”). These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and other expenses that the Fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Code, may limit the extent to which a Fund may invest in certain pooled vehicles. In addition, a Fund’s investment in pooled investment vehicles may be considered illiquid and subject to the Fund’s restrictions on illiquid investments.
Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and date (generally less than seven days). Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and ECM or the Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by ECM or the Sub-Adviser, as applicable.
Restricted Securities and Rule 144A Securities. A Fund may invest in restricted securities that are not registered under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid in accordance with the Funds’ LRMP are deemed to be liquid investments for purposes of a Fund’s investment strategy. Subject to liquidity limitations, the Funds may invest in certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid investments for such applicable Fund. Due to changing market or other factors, Rule 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund’s purchase of a Rule 144A security may increase the level of the security’s illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Fund has purchased them.
ECM, in accordance with the Funds’ LRMP, will determine whether securities purchased under Rule 144A are illiquid. ECM will also monitor the liquidity of restricted and Rule 144A securities and, if as a result of changes in market, trading, and investment-specific considerations, ECM determines that such securities are no longer liquid, ECM will review a Fund’s holdings of illiquid investments to determine what, if any, action is required to assure that such Fund complies with its restriction on illiquid investments.
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Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.
Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Such transactions may increase fluctuations in a Fund’s net asset value and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, a Fund may be delayed or prevented from recovering the security that it sold. A Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect a Fund’s strategy and result in lower Fund returns. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. To minimize such risks, a Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by ECM or a Sub-Adviser.
Reverse repurchase agreements have characteristics similar to borrowings. A Fund may enter into reverse repurchase agreements, notwithstanding the requirements of Sections 18(c) and 18(f)(1) of the 1940 Act, if the Fund, (1) treats such transactions as borrowings and complies with the asset coverage requirements of Section 18, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (2) treats all reverse repurchase agreements as “derivatives transactions” as defined in Rule 18f-4 and complies with all requirements of Rule 18f-4. See “Derivative Instruments” above.
Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale “against the box”, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales “against the box.”
A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Fund may enter into short sales “against the box.” A Fund must comply with Rule 18f-4 with respect to short sales, which are considered derivatives transactions under Rule 18f-4. See “Derivatives Instruments” above.
When-Issued and Delayed Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. Delayed delivery refers to securities transactions on the secondary market where settlement occurs in the future. In both transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. While a Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the portfolio manager deems it advisable.
A Fund may use when-issued and delayed delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
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When purchasing a security on a when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Rule 18f-4 permits a Fund to enter into when-issued or delayed delivery securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 with respect to its when-issued or delayed delivery transactions, which are considered derivatives transactions under Rule 18f-4. See “Derivative Instruments” above.
Fund Policies
Fundamental Policies
Empower Funds has adopted limitations on the investment activity of the Funds which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Fund. These limitations apply to each of the Funds. If changes to the fundamental policies of only one Fund are being sought, only shares of that Fund are entitled to vote. “Majority” for this purpose and under the 1940 Act, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.
1. BORROWING. No Fund will borrow money except that a Fund may (1) borrow for non-leveraging, temporary, or emergency purposes; and (2) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with such Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, the fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
2. COMMODITIES, FUTURES, AND OPTIONS THEREON. No Fund will purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). Empower Funds does not consider currency contracts or hybrid investments to be commodities.
3. INDUSTRY CONCENTRATION. No Fund will purchase the securities of any issuer if, as a result, more than 25% of the value of such Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction.
4. LOANS. No Fund will make loans, although a Fund may (1) lend portfolio securities; (2) enter into repurchase agreements; (3) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (4) purchase debt.
5. DIVERSIFICATION. No Fund will, with respect to 75% of the value of the Fund’s total assets, purchase a security if, as a result (1) more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (2) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Empower SecureFoundation Balanced ETF Fund as the Fund is considered non-diversified for purposes of the 1940 Act.
6. REAL ESTATE. No Fund will purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
7. SENIOR SECURITIES. No Fund will issue senior securities except in compliance with the 1940 Act.
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8. UNDERWRITING. No Fund will underwrite securities issued by other persons, except to the extent such Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.
The 1940 Act prohibits a fund from issuing any senior securities, except for certain borrowings. Rule 18f-4 under the 1940 Act provides an exemption from certain limitations on the issuance of senior securities for transactions in derivatives instruments where a Fund complies with the requirements of the rule.
Non-Fundamental Policies
In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Funds to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Fund’s name. If the Board determines to change the 80% non-fundamental policy for any of these Funds, that Fund will provide no less than 60 days prior written notice of such change to the shareholders before implementing the change of investment policy. More information regarding how each Fund meets this 80% policy is included in its prospectus.
Empower Core Strategies: Flexible Bond Fund	Empower Core Strategies: International Equity Fund
Empower Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: U.S. Equity Fund
Operating Policies
Empower Funds has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board without shareholder approval.
Under these policies, the Funds will not:
1. Enter into commodity futures or commodity options contracts, or swaps, if, with respect to positions in commodity futures or commodity options contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of a Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;
2. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, the rules thereunder and any orders issued by the SEC;
3. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may purchase securities of issuers which invest or deal in the above.
Temporary Defensive Position
Each of the Funds may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”) as deemed appropriate by ECM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by ECM or the applicable Sub-Adviser for temporary defensive purposes.
The types of money market instruments in which the Funds may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Strategies and Risks section above).
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Portfolio Turnover
The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.
There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in ECM’s or a Sub-Adviser’s judgment.
With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. In addition, a higher portfolio turnover rate may result in higher taxes when Fund shares are held in a taxable account. The Empower Core Strategies: Flexible Bond, Empower Core Strategies: Inflation-Protected Securities, Empower Core Strategies: International Equity, and Empower Core Strategies: U.S. Equity Funds experienced significant variation in portfolio turnover during the fiscal period ended May 1, 2022, through December 31, 2022, as compared to the fiscal year ended April 30, 2022, primarily as a result of significant asset growth.
Portfolio Holdings Disclosure
Empower Funds has adopted policies and procedures governing the disclosure of information regarding each Fund’s portfolio holdings. As a general matter, it is Empower Funds’ policy that the public disclosure of information concerning a Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (1) information about a Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC, mailed out to shareholders, or otherwise made available on the Empower Funds’ website (www.greatwestinvestments.com), which filing, mailing, or posting will not be made sooner than 15 days after the quarter's end, (2) Fund holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless expressly authorized by Empower Funds’ President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, one day after EDGAR filing, or one day after posting on the Empower Funds’ website, (3) Fund holdings may be regularly provided to Empower Funds’ affiliated and unaffiliated service providers, including service providers of ECM or Sub-Advisers, in connection with the provision of services to or on behalf of Empower Funds, and (4) Fund holdings information that is more current than that in reports or other filings filed electronically with the SEC or as posted on the Empower Funds’ website may be disclosed not sooner than 15 days after the relevant reporting period.
Public Disclosures
Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC or as posted on the Empower Funds’ website. Such reports shall be released not sooner than 15 days after the end of the relevant reporting period or after such period required under applicable law.
Empower Funds and Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (“EFSI” or the “Distributor”), may disclose a Fund’s ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.
A Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes and is not deemed disclosure of portfolio holdings otherwise generally made available to the public. Under such agreements these mutual fund databases and rating services agree not to use information provided by a Fund regarding the Fund’s portfolio holdings for trading purposes.
Other Disclosures
Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system or posted on the Empower Funds’ website may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may
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not be discussed without authorization by Empower Funds’ President or CCO. Empower Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.
Empower Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by Empower Funds. Furthermore, as authorized by the President or CCO of Empower Funds in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holdings information. These agreements state that the recipients may not use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.
Any exceptions authorized by the President or CCO are reported to the Board. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of Empower Funds and its shareholders.
As authorized by the Board, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board periodically. Any modifications to the guidelines require prior Board approval.
At this time, Empower Funds has not entered into any ongoing arrangements to make available public and/or non-public information about Empower Funds’ portfolio holdings. If, in the future, Empower Funds desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the SAI. Empower Funds’ portfolio holdings information may not be disseminated for compensation. There is no assurance that Empower Funds’ policies on holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.
MANAGEMENT OF EMPOWER FUNDS
Management Information
Empower Funds is organized under Maryland law, and is governed by the Board. The Board, which is responsible for overall management of Empower Funds’ business affairs, meets at least four times during the year to, among other things, review a wide variety of matters affecting Empower Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Information pertaining to the directors and officers of the Funds are set forth in the table below.
Directors and Officers
Independent Directors*
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc.; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	Director, Gold, Inc.
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Independent Directors*
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Former Director, Colorado State Housing Board, Grand Junction Housing Authority and Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A

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Interested Director*****
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 40	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Great-West Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A

Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 40	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Great-West Funds Investment Products and EAG	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)
Deputy General Counsel & Corporate
Secretary, Empower; Vice President &
Counsel, ECM; Secretary, Empower of
America; Corporate Secretary,
Empower of NY; Deputy General
Counsel & Corporate Secretary, EFSI;
formerly, Vice President & Counsel,
Empower Funds; Vice President,
Counsel & Secretary, EAG & EFSI
				N/A	N/A
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Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Financial Officer & Treasurer	Since 2021
Vice President, Fund Administration,
Empower; Chief Financial Officer &
Treasurer, ECM; Vice President &
Treasurer, Empower Trust Company,
LLC (“ETC”); formerly, Assistant
Treasurer Empower Funds & ETC
				N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President & Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A director who is not an “interested person” of Empower Funds (as defined in the 1940 Act) is referred to as an “Independent Director.”
** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected Securities Fund and other series of Empower Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity Fund and other series of Empower Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity Fund and other series of Empower Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of other series of Empower Funds, (2) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Empower Funds, and (3) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of other series of Empower Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****  An “Interested Director” refers to a director who is an “interested person” of Empower Funds (as defined in the 1940 Act) by virtue of their affiliation with ECM.
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There are no arrangements or understandings between any director or officer and any other person(s) pursuant to which s/he was elected as director or officer.
Board of Directors Leadership Structure
The Board is responsible for overseeing the management of the business and affairs of Empower Funds and each Fund. The Board currently consists of five Independent Directors and one Interested Director. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in an executive session without the Interested Director and management.
The chair of the Board is Gail Klapper, an Independent Director. The chair presides at all meetings of the Board at which the chair is present. The chair exercises such powers as are assigned to her by the Board, which may include acting as a liaison with service providers, Empower Funds officers, attorneys and other directors between meetings. Except for any duties specified herein or pursuant to Empower Funds’ charter document, the designation of chair does not impose on such director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
Empower Funds has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of Empower Funds including, without limitation, the number of Funds that comprise Empower Funds, the net assets of Empower Funds and Empower Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Empower Funds.
Qualifications and Experience of the Board of Directors
The Board formally evaluates itself and its committees at least annually. This evaluation involves, among other things, review of such matters as each director’s specific experience, qualifications, attributes, skills, or areas of expertise in light of Empower Funds’ business and structure and the Board’s overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each director should serve as a director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the directors considered various facts and circumstances and did not identify any factor as controlling, and individual directors may have considered additional factors or weighed the same factors differently.
Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also the managing director of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado; a director of Gold, Inc., a distributor of children’s clothing, and health and safety products; a member of the Colorado State Fair Board Authority; and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper was the chair of the authority board that obtained financing, built, owns and operates the Convention Center Hotel in Denver, CO. She has served as chair of the board of the Denver Metro Chamber and the Downtown Denver Partnership. She previously served on the board of directors of ETC, Guaranty Bancorp, Houghton Mifflin, a Boston-based publishing company, the Denver Museum of Nature and Science, the Colorado Conservation Trust, and the board of Wellesley College, including seven years as chair of the board. Ms. Klapper received a bachelor’s degree in political science from Wellesley College and a juris doctor law degree at the University of Colorado Law School. Ms. Klapper is the chair of the Board, a member of the Audit and Independent Directors Committees of the Board, and has been designated as the chair of the Independent Directors Committee. Ms. Klapper has served as a director since 2007 and chair of the Board since 2016.
The Board considered Ms. Klapper’s legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as director of Empower Funds since 2007.
James A. Hillary. Mr. Hillary is the principal and founding partner of Fios Capital, LLC a pool of private capital seeking investments in operating companies across a broad range of industries. Additionally, Mr. Hillary is a member of Fios Partners LLC and Fios Holdings LLC; and sole member of Fios Companies LLC. Mr. Hillary is also the founder and principal of Resolute Capital Asset Partners LLC (“Resolute”), a registered investment adviser. Resolute is the general partner for the Resolute Capital Asset Partners Fund I L.P., a long-short equity hedge fund which Mr. Hillary is the portfolio manager of. Prior to that, Mr. Hillary was the founder, Chairman and Chief Executive Officer of ICAP, a long-short equity fund that managed capital for pensions, endowments, hospitals, universities and high net-worth individuals. Prior to founding ICAP, Mr. Hillary served as an investment analyst and portfolio manager at Marsico Capital Management, LLC. Mr. Hillary has also worked at Pricewaterhouse Coopers in tax, auditing, and consulting as well as at W.H. Reaves & Co., an investment management firm based in Jersey City, New Jersey. Mr. Hillary received a bachelor’s degree in economics from Rutgers University, a juris doctor law degree from Fordham University School of Law in New York and is a certified public accountant. Mr. Hillary is active in the community, supporting the Colorado
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Ballet, The Mizel Institute, John Lynch Foundation, and Judi’s House. Mr. Hillary is a member of the Audit and Independent Directors Committees of the Board. Mr. Hillary has served as a director since 2017.
The Board considered Mr. Hillary’s portfolio management experience in the financial services industry, leadership and executive experience, and his academic experience.
R. Timothy Hudner. Mr. Hudner is a former board member for ALPS Fund Services, a provider of back-office administration and distribution services to the investment management industry, and for Prima Capital Holdings, a company providing research and technology solutions for the wealth management industry. Prior to his board service, Mr. Hudner was Senior Vice President for Operations & Technology and member of the executive committee at Janus Capital Group. During his tenure at Janus, Mr. Hudner held a number of positions including Chief Operations Officer, Chief Technology Officer, President of Janus Service Company as well as Chairman and Chief Executive Officer of Capital Group Partners, Inc. Prior to his time at Janus, Mr. Hudner was Vice President of Information Technology at T. Rowe Price Associates and Director of Information Technology for John Hancock Financial Services. He obtained his bachelor’s degree from Dartmouth and a master’s degree in business administration from Boston College. Mr. Hudner has served on the board of commissioners for the Grand Junction Housing Authority; the Colorado State Housing Board, on the board of directors for the Mental Health Center of Denver; and was part of the Regional Center Task Force and Colorado Developmental Disabilities Council. Mr. Hudner is a member of the Audit and Independent Directors Committees of the Board. Mr. Hudner has served as a director since 2017.
The Board considered Mr. Hudner’s financial experience, leadership and executive experience, his board experience on other financial companies, and his academic experience.
Steven A. Lake. Mr. Lake is a managing member of Lake Advisors, LLC, a firm focused on hospitality and consumer products industries, and high net worth families. In addition to his role at Lake Advisors, LLC, Mr. Lake is a member of Gart Capital Partners, LLC and executive member of Sage Investments Holdings, LLC. Prior to positions with his current firms, Mr. Lake was Senior Managing Director at CBIZ MHM, LLC, a national publicly traded professional service firm in the Rocky Mountain region. Prior to that, he founded and was Managing Partner of Lake & Associates, LLC. Prior to founding his firm, he was a tax manager at Fox & Company and a tax senior at Becker, Weinstein & Kaufman in Washington D.C. Mr. Lake received a bachelor’s degree in accounting from the University of Maryland and a master’s degree in taxation from the University of Denver. He is a certified public accountant and has earned the accredited Financial Planning Specialist designation. He is a member of the American Institute of Certified Public Accountants, Financial Planning Specialists, and Colorado Society of Certified Public Accountants. He has served as an instructor at the University of Denver graduate tax program, and authored publications on partnership tax planning, consolidated entities tax planning, individual tax planning, and corporate tax planning. He is involved in the community through Colorado Succeeds, Concert for Kids, Dress for Success, and the Rose Foundation. Mr. Lake is a member of the Audit and Independent Directors Committees of the Board and is the Audit Committee financial expert. Mr. Lake has served as a director since 2017.
The Board considered Mr. Lake’s financial experience, leadership and executive experience, and his academic experience.
Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for Corporate and International Development at Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the regional firm advisory committee of the New York Stock Exchange. Upon graduation from Harvard Business School, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s special assistant for intergovernmental affairs. He has served on the boards of the Downtown Denver Partnership, Guaranty Bancorp and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of The IMA Financial Group, Inc. He is also a member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, and a partner of Iron Gate Capital, LLC, a private equity and debt financing firm. Mr. McConahey received a bachelor’s degree in political science from the University of Wisconsin and master’s degree in business administration from Harvard Business School. Mr. McConahey is a member of the Audit and Independent Directors Committees of the Board, and has been designated as the chair of the Audit Committee. Mr. McConahey has served as a director since 2011.
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The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as director of Empower Funds since 2011.
Jonathan D. Kreider. Mr. Kreider is Senior Vice President and Head of Empower Investments, Empower, and holds executive positions at various Empower affiliates, including as Chairman, President and Chief Executive Officer of ECM. Prior to his role at Empower Investments, Mr. Kreider worked as a consultant with JDL Consultants, LLC, a boutique management consulting firm specializing in strategic and analytical work for mutual fund boards. Before that, Mr. Kreider served as a senior research analyst at Lipper, Inc. Mr. Kreider holds a bachelor’s degree from the University of Colorado at Boulder and a master’s degree in business administration from the University of Colorado. He is a member of the CFA Society of Colorado and is a chartered financial analyst charterholder. Mr. Kreider has served as a director since 2020.
The Board considered Mr. Kreider’s various roles and executive experience with Empower and its affiliates, his role as Chairman, President and Chief Executive Officer of ECM, his leadership and business experience in the asset management industry, and his academic experience.
Risk Oversight
Consistent with its responsibility for oversight of Empower Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through its committees. Empower Funds, ECM, the Distributor, Sub-Advisers, and other Empower Funds service providers have implemented a variety of processes, procedures and controls to address these risks.
The Board’s administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.
The Board receives reports from senior officers of Empower Funds at regular and special meetings of the Board on a variety of matters, including those relating to risk management and valuation. The Board also receives reports on a periodic or regular basis from ECM and Empower Funds’ other primary service providers, and meets with Sub-Advisers on a rotating basis at regular quarterly meetings.
The Board meets with Empower Funds’ CCO at least quarterly to discuss compliance issues, and the Board receives a written report from the CCO at least annually that addresses the policies and procedures of Empower Funds, ECM, each Sub-Adviser, the Distributor, and SS&C Global Investor & Distribution Solutions, Inc., Empower Funds’ transfer agent. Additionally, the Independent Directors meet with the CCO at least annually in executive session.
The Board and the Audit Committee receive regular reports from Empower Funds’ Treasurer regarding internal controls and accounting and financial reporting policies, practices, and procedures. In addition, Empower Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters.
Standing Committees
The Board has two standing committees: an Audit Committee and an Independent Directors Committee.
As set out in the Empower Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Empower Funds’ financial accountability and financial reporting by providing a means for Empower Funds’ Independent Directors to be directly informed as to, and participate in the review of, Empower Funds’ audit functions. Another objective is to ensure the independence and accountability of Empower Funds’ outside auditors and provide an added level of independent evaluation of Empower Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit. Mr. McConahey is the chair of the Audit Committee, and Ms. Klapper, Mr. Lake, Mr. Hudner and Mr. Hillary are the other members of the Audit Committee. The Audit Committee held two meetings during the Funds’ most recently completed fiscal year.
As set forth in the Empower Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Empower Funds and its service providers, including the review of Empower Funds’ advisory and distribution arrangements in accordance with Section 15 of the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Empower Funds’ Independent Directors that are not specifically delegated to another Board committee. Ms. Klapper is the chair of the Committee, and Mr. McConahey, Mr. Lake, Mr. Hudner and Mr.
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Hillary are the other members of the Independent Directors Committee. The Independent Directors Committee held eight meetings during the Funds’ most recently completed fiscal year.
The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (the “1934 Act”). Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Empower Funds, for the attention of the chair of the Independent Directors Committee, at 8525 East Orchard Road, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Independent Directors Committee, include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines, and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a director. The Independent Directors Committee does not evaluate proposed nominees differently based upon who made the proposal.
Ownership
As of December 31, 2022, the members of the Board had beneficial ownership in the Empower Funds and/or any other investment companies overseen by the director as follows:
Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
James A. Hillary	$0	$0
R. Timothy Hudner	$0	$0
Gail H. Klapper	$0	$0
Steven A. Lake	Empower Core Strategies: U.S. Equity Fund - $50,001 - $100,000	$50,001 - $100,000
Stephen G. McConahey	$0	$0
Interested Director
Jonathan D. Kreider	$0	Over $100,000
As of December 31, 2022, none of the Independent Directors had beneficial ownership in any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of the Empower Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of the Empower Funds. Since shares of the SecureFoundation Balanced ETF Fund may only be sold to Permitted Accounts, members of the Board are only able to invest in the Fund if they invest through a Permitted Account that makes the Fund available for investment.
Compensation
Empower Funds pays no salaries or compensation to any of its officers or directors affiliated with Empower Funds or ECM. The table below sets forth the annual compensation paid to the Independent Directors and certain other information.
Name of Independent Director	Aggregate Compensation from Empower Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Empower Funds Paid to Directors
Gail H. Klapper	$278,500	$0	$0	$278,500
James A. Hillary	$240,500	$0	$0	$240,500
R. Timothy Hudner	$240,500	$0	$0	$240,500
Steven A. Lake	$240,500	$0	$0	$240,500
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Name of Independent Director	Aggregate Compensation from Empower Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Empower Funds Paid to Directors
Stephen G. McConahey	$258,500	$0	$0	$258,500
As of December 31, 2022, there were 45 funds for which the directors served as directors, all of which were Funds of Empower Funds. The total compensation paid is comprised of the amount paid during Empower Funds’ most recently completed fiscal year ended December 31, 2022 by Empower Funds.
Codes of Ethics
Empower Funds, ECM, EFSI, and the Sub-Advisers each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel to invest in securities, including securities that may be purchased or held by Empower Funds under certain circumstances and places appropriate restrictions on all such investments.
Proxy Voting Policies
Proxies will be voted in accordance with the proxy policies and procedures or summaries thereof that are attached hereto as Appendix B. Proxy voting information for Empower Funds will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how Empower Funds voted proxies relating to the Funds for the most recent twelve-month period ended June 30 is also available on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding voting securities of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.
To the best knowledge of Empower Funds, as of April 1, 2023, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund’s equity securities and the percentage of the outstanding voting shares held by such holders are set forth in the following table. Other than as indicated below, Empower Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding voting securities.
The list is presented in alphabetical order by Fund. As a group, the officers and directors of Empower Funds owned less than 1% of the outstanding shares of each of the Funds.
Fund:	Record Owner:	Address:	Percentage:
Empower Core Strategies: Flexible Bond Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	93.53%
Empower Core Strategies: Inflation- Protected Securities Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	97.61%
Empower Core Strategies: International Equity Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	92.58%
Empower Core Strategies: U.S. Equity Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	92.76%
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Fund:	Record Owner:	Address:	Percentage:
Empower SecureFoundation Balanced ETF Fund Class A	PNCI SF Smart Future Traditional IRA	1900 E 9th St, Cleveland, OH 44114	43.92%
	PNC Maxim SecureFoundation Smart Future NQ	1900 E 9th St, Cleveland, OH 44114	23.44%
	CUSO - SF Traditional IRA	10150 Meanley Drive, 1st Floor, San Diego, CA 92131	9.37%
	BB&T Traditional IRA	200 W 2nd St, Winston-Salem, NC 27101	6.13%
	Regulus Advisors	2687 44th St SE, Grand Rapids, MI 49512	5.34%
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). ECM serves as investment adviser to Empower Funds pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) dated May 1, 2017, as amended. ECM is a wholly-owned subsidiary of Empower of America, which is a wholly-owned subsidiary of Empower Holdings, Inc., a Delaware holding company. Empower Holdings, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the U.S. and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement, ECM acts as investment adviser and, subject to the supervision of the Board, directs the investments of each Fund in accordance with its investment objective, policies and limitations. ECM also assists in supervising Empower Funds’ operations and provides all necessary office facilities and personnel for servicing the Funds’ investments.
In addition, ECM, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of Empower Funds. These services include providing facilities for maintaining Empower Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Empower Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining Empower Funds’ records and the registration of Empower Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Empower Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the directors. With respect to Investor Class shares of the Core Strategies Funds, ECM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Funds shall pay all shareholder services fees pursuant to the Shareholder Services Agreement between Empower Funds and Empower (“Shareholder Services Fees”), and any extraordinary expenses, including litigation costs. Each class will pay any Shareholder Services Fees incurred by such class and its allocable share of any extraordinary expenses.
Subject to the supervision of the Board, ECM may select and contract at its own expense with Sub-Advisers to invest and re-invest the securities and cash and other assets held by a Fund, which include making decisions to purchase, retain or dispose of the holdings of each Fund other than any Fund that is part of a master-feeder arrangement. ECM continues to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. For any Fund advised by one or more sub-advisers, ECM manages the Fund in a “manager-of-managers” style, which contemplates that ECM, among other things, is responsible for reviewing and recommending prospective sub-advisers for each Fund; monitoring and supervising each sub-adviser’s performance, including each sub-adviser’s practices in placing orders and selecting brokers and dealers to execute the Funds’ transactions and in negotiating commission rates; providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic, and written consultations with the sub-advisers; communicating performance expectations and evaluations to each sub-adviser; determining whether each sub-advisory agreement should be renewed, modified, or terminated; and providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.
The Investment Advisory Agreement became effective on May 1, 2017. The Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board including the vote of a majority of the Independent Directors or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material
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amendment to the Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board or by vote of a majority of the outstanding voting securities of such Fund or by ECM, each on 60 days’ notice to the other party.
Payment of Expenses
Under the Investment Advisory Agreement, each Fund will pay all expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, pricing costs, interest, charges of the custodian and transfer agent, if any, cost of auditing and tax services, Independent Directors’ fees and expenses, fund and Independent Director legal expenses, industry association membership expenses, state franchise and other taxes, expenses of registering the shares under federal and state securities laws, SEC fees, insurance premiums, costs of maintenance of corporate existence, costs of printing and mailing regulatory documents to current shareholders, stock certificates, costs of corporate meetings, Shareholder Services Fees, and any extraordinary expenses, including litigation costs.
ECM is responsible for all of its expenses incurred in performing the services set forth in Article I of the Investment Advisory Agreement. Such expenses include, but are not limited to, costs incurred in providing investment advisory services, fund operations, and accounting services; compensating and furnishing office space for officers and employees of ECM connected with investment and economic research, trading, and investment management of Empower Funds; and paying all fees of all directors of Empower Funds who are affiliated persons of ECM or any of its subsidiaries.
Management Fees
Each Fund pays a management fee to ECM for managing its investments and business affairs. ECM is paid monthly at an annual rate of each Fund’s average net assets as set forth below:
Fund	Management Fee
Empower Core Strategies: Flexible Bond Fund	0.38% of the average daily net assets
Empower Core Strategies: Inflation-Protected Securities Fund	0.33% of the average daily net assets on assets up to $1 billion; 0.28% of the average daily net assets on assets over $1 billion; and 0.23% of the average daily net assets on assets over $2 billion
Empower Core Strategies: International Equity Fund	0.53% of the average daily net assets on assets up to $1 billion, 0.48% of the average daily net assets on assets over $1 billion, and 0.43% of the average daily net assets on assets over $2 billion
Empower Core Strategies: U.S. Equity Fund	0.47% of the average daily net assets on assets up to $1 billion, 0.42% of the average daily net assets on assets over $1 billion, and 0.37% of the average daily net assets on assets over $2 billion
Empower SecureFoundation Balanced ETF Fund	0.16% of the average daily net assets
For the fiscal years ended April 30, 2020, 2021 and 2022 and the period from May 1, 2022 through December 31, 2022, ECM was paid a fee for its services to the Core Strategies Funds as follows:
Fund	May 1, 2022– December 31, 2022	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$4,330,152	$5,461,328	$1,399,057	$39,733
Empower Core Strategies: Inflation-Protected Securities Fund	$60,009	$36,464	$323,926	$360,896
Empower Core Strategies: International Equity Fund	$545,322	$1,475,833	$436,364	$590,775
Empower Core Strategies: U.S. Equity Fund	$292,719	$144,112	$68,983	$47,416
For the fiscal years ended December 31, 2020, 2021 and 2022, ECM was paid a fee for its services to the SecureFoundation Balanced ETF Fund as follows:
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Fund	2022	2021	2020
Empower SecureFoundation Balanced ETF Fund	$35,601	$43,248	$43,649
Expense Reimbursement for Core Strategies Funds
Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) dated May 1, 2017, as amended, ECM contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses exceed an annual rate as set forth below of the average daily net assets attributable to each Class, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limitation Agreement’s current term ends on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the Expense Limitation Agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Fund	Expense Limit
Empower Core Strategies: Flexible Bond Fund	0.45% of the average daily net assets
Empower Core Strategies: Inflation-Protected Securities Fund	0.35% of the average daily net assets
Empower Core Strategies: International Equity Fund	0.65% of the average daily net assets
Empower Core Strategies: U.S. Equity Fund	0.55% of the average daily net assets
The amounts of such expense reimbursements for the Core Strategies Funds’ fiscal years ended April 30, 2020, 2021 and 2022 and the period from May 1, 2022 through December 31, 2022 were:
Fund	May 1, 2022- December 31, 2022	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$9,019	$33,917	$79,227	$120,062
Empower Core Strategies: Inflation-Protected Securities Fund	$126,949	$158,233	$146,958	$148,133
Empower Core Strategies: International Equity Fund	$336,726	$205,082	$241,494	$227,366
Empower Core Strategies: U.S. Equity Fund	$140,025	$159,539	$130,635	$119,261
Expense Reimbursement for SecureFoundation Balanced ETF Fund
Effective September 30, 2011, ECM contractually agreed to reduce its advisory fee or pay the Fund an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to ECM, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by such Fund’s Independent Directors incurred by a class of the Fund exceed an annual rate of 0.07% of the Fund’s average daily net assets for the Class A shares (“Expense Limit”). The agreement, as amended, has a term with respect to the Fund ending on April 30, 2024 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. You will indirectly bear a proportionate share of the fees and expenses of such Underlying Funds to the extent applicable.
The amounts of such expense reimbursements for the Fund’s fiscal years ended December 31, 2020, 2021 and 2022 were:
Fund	2022	2021	2020
Empower SecureFoundation Balanced ETF Fund	$143,880	$130,738	$113,544
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Sub-Advisers & Sub-Advisory Agreements
ECM and Empower Funds have engaged the services of one or more Sub-Advisers to provide sub-advisory services to certain Funds and, pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”), has delegated certain investment management responsibilities to each Sub-Adviser. ECM monitors and evaluates the performance of each Sub-Adviser.
Each Sub-Adviser provides, subject to the supervision of the Board and ECM, a continuous investment program for each Fund and determines the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of a Fund. ECM, in turn, pays sub-advisory fees to each Sub-Adviser for its services.
As approved, the Sub-Advisory Agreements will remain in effect until April 30, 2024, and from year to year if approved annually by the Board including a vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Additional information regarding each Sub-Adviser and its respective Sub-Advisory Agreement is provided in the “Portfolio Managers” section below.
Sub-Advisory Fees
For the fiscal years ended April 30, 2020, 2021 and 2022 and the period from May 1, 2022 through December 31, 2022, the Sub-Advisers were paid fees for their services to the Core Strategies Funds as follows:
Fund	May 1, 2022 - December 1, 2022	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$1,707,444	$2,160,260	$557,036	$15,757
Empower Core Strategies: Inflation-Protected Securities Fund	$21,715	$13,188	$107,764	$157,985
Empower Core Strategies: International Equity Fund	$211,221	$572,626	$174,922	$238,864
Empower Core Strategies: U.S. Equity Fund	$153,489	$98,097	$61,021	$50,100
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: (1) consideration for inclusion in Empower products developed for some segments of the retirement and IRA market, (2) inclusion on the Empower Select investment platform, which is available in the small plan recordkeeping market, (3) a waiver of the connectivity fee, (4) enhanced marketing opportunities, (5) additional reporting capabilities, (6) collaboration in thought leadership opportunities, (7) access to meetings with Empower leadership, Empower staff, and the third-party advisory and brokerage firms through which Empower distributes its services, and (8) access to conferences put on by Empower. The level of payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
PORTFOLIO MANAGERS
The following section provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in the Fund(s) managed. Each portfolio manager is referred to in this section as a “portfolio manager.”

EMPOWER CAPITAL MANAGEMENT, LLC
A portion of the Empower Core Strategies: Flexible Bond Fund is managed by an internal investment management team headed by Jack Brown, CFA. Mr. Brown has managed the Empower Core Strategies: Flexible Bond Fund since 2018 and Darrin Clough, CFA has managed the Empower Core Strategies: Flexible Bond Fund since 2020.
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The SecureFoundation Balanced ETF Fund is managed by an Asset Allocation Committee (“AAC”) of ECM comprised of Andrew Corwin, CFA and Maria Mendelsberg, CFA. The AAC reviews the asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. In addition, the AAC determines whether to add or delete asset classes, add or delete Underlying Funds, or change the target allocations.
The AAC is also responsible for maintaining a strategic asset allocation of the Empower Core Strategies: Flexible Bond, Empower Core Strategies: International Equity, and Empower Core Strategies: U.S. Equity Funds’ assets with each Sub-Adviser and among asset classes. The AAC reviews the asset class allocations and target allocations among Sub-Advisers on a quarterly basis or more frequently, as deemed necessary and determines whether to add or delete asset classes or change the target allocations.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Core Strategies: Flexible Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jack Brown, CFA	3	$3,577	38	$12,542	35	$7,769	0	$0	0	$0	0	$0
Darrin Clough, CFA	3	$3,852	11	$1,750	39	$9,696	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the SecureFoundation Balanced ETF Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Corwin, CFA	16	$10,751	22	$1,916	0	$0	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	18	$13,744	38	$12,542	39	$9,696	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
ECM is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Funds and the investments of the other accounts included above. In addition to the Funds, ECM manages the assets of collective investment trusts sponsored by ETC, a trust company domiciled and governed by the laws of the State of Colorado, stable value funds and separate accounts of Empower of America and Empower of NY, and pension plans sponsored by affiliates of ECM. In addition, ETC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Empower Funds. Each of ECM, Empower of NY and ETC are wholly-owned subsidiaries of Empower of America. ECM has adopted trading policies and procedures that address aggregation or block trading of client transactions, agency and principal transactions, brokerage and trade allocation which ECM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with ECM.
Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between ECM and Empower. Compensation consists of a base salary and a performance bonus. The portfolio managers may also be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by Empower that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by Empower.
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Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Funds as well as to other ECM clients and to Empower. Investment results, tenure, level of responsibilities and client service and satisfaction are also taken into consideration.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.
FRANKLIN TEMPLETON INSTITUTIONAL, LLC
Franklin Templeton Institutional, LLC (“Franklin Templeton”) serves as a Sub-Adviser to the Empower Core Strategies: International Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Franklin Templeton dated April 27, 2018, as amended. Franklin Templeton, a Delaware limited liability company with its principal business address at 280 Park Avenue, New York, NY 10017, is registered as an investment adviser pursuant to the Advisers Act. Franklin Templeton is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange and has been in the investment management business since 1947.
ECM is responsible for compensating Franklin Templeton, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on the portion of the Fund Franklin Templeton manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John P. Remmert, J.D.	2	$1,615	8	$521	10	$2,947	0	$0	2	$284	1	$121
Donald G. Huber, CFA	2	$1,615	7	$949	14	$4,541	0	$0	0	$0	1	$121
Material Conflicts of Interest Policy
The management of multiple funds, including the Fund, and other accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Templeton seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Franklin Templeton has adopted a code of ethics which it believes contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
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Franklin Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(1) Base salary. Each portfolio manager is paid a base salary.
(2) Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by Franklin Templeton. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Franklin Templeton and/or other officers of Franklin Templeton, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•Investment performance. Primary consideration is given to the historic investment performance over the one, three and five preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin Templeton’s appraisal.
(3) Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the Sub-Adviser to the Empower Core Strategies: Inflation-Protected Securities Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and GSAM dated December 5, 2013, as amended. GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”).
ECM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.18% of the average daily net asset value on the first $50 million of assets, 0.15% on the next $50 million of assets, 0.12% on the next $400 million of assets, and 0.10% thereafter.
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Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jon Calluzzo	11	$10,166	9	$11,709	2,343	$104,459	0	$0	4	$1,441	3	$2,807
Peter Stone	51	$17,414	71	$25,287	7,869	$303,726	0	$0	30	$4,558	18	$8,532
Material Conflicts of Interest Policy
The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund or will, under certain circumstances, limit the Fund's investment activities. Goldman Sachs is a worldwide full service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As Sub-Adviser of the Fund, GSAM receives sub-advisory fees from ECM. In addition, GSAM’s affiliates may earn fees from relationships with the Fund. Although these fees are generally based on asset levels (the fees are not directly contingent on Fund performance), Goldman Sachs will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund's investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Fund execute transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund's activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.
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Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the Fund is the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the fund. Other factors may also be considered including: (a) general client/shareholder orientation and (b) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation - In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
IRISH LIFE INVESTMENT MANAGERS LIMITED
Irish Life Investment Managers Limited (“ILIM”) serves as a Sub-Adviser to the Empower Core Strategies: International Equity and Empower Core Strategies: U.S. Equity Funds pursuant to an Amended and Restated Sub-Advisory Agreement among the Funds, ECM and ILIM dated May 17, 2018. ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.

ILIM is an affiliate of ECM, Empower of America and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
ECM is responsible for compensating ILIM, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
Fund	Fee
Empower Core Strategies: International Equity Fund	0.02% of the average daily net value on all Fund assets subject to an annual $20,000 minimum
Empower Core Strategies: U.S. Equity Fund	0.0075% of the average daily net value on all Fund assets subject to an annual $20,000 minimum
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Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Funds' fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Nicola Dowdall	2	$146	28	$3,550	148	$48,805	0	$0	0	$0	0	$0
Michael Lynch, CFA	2	$146	28	$3,550	148	$48,805	0	$0	0	$0	0	$0
Peter Leonard, CFA	2	$146	28	$3,550	148	$48,805	0	$0	0	$0	0	$0
* The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.
Material Conflicts of Interest Policy
The management of multiple funds, including the Funds, and other accounts may give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons, and fees, and the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Moreover, ILIM has a number of obligations arising from its various regulatory requirements in relation to identifying, managing and disclosing potential and existing conflicts of interests to its clients. ILIM maintains a comprehensive conflicts of interest policy and takes reasonable steps to identify conflicts of interests that arise in the course of providing services, between the firm and third parties, between the firm and its clients and/or between one client and another, according to its policy. ILIM’s policy and practice is to not engage in any principal transactions. ILIM also does not manage funds or other accounts with performance based fees.
Compensation
ILIM recognizes that its employees are one of its most valued assets and retaining talent and motivating employees is a key factor in its ability to deliver to its clients now and into the future. ILIM believes that the Funds’ long term objectives may be best achieved through the delivery of tight tracking errors. Accordingly, portfolio managers are eligible for personal performance-related pay which incorporates elements of fund performance over varying time horizons and tight tracking error targets.
Portfolio managers are eligible for a competitive salary structure with general compensation arrangements made up of a base salary and a variable bonus. Bonus payments will vary depending on fund performance, team performance and personal performance for their specific area. The weightings associated with each element vary depending upon the particular investment area in which a portfolio manager focuses and whether a portfolio manager has people management responsibilities. Portfolio managers may also be eligible for other benefits including car allowances, annual entry to the Great West Life staff share scheme, options, health insurance contribution and pension arrangements. ILIM also has long term incentive plans for key staff as well as further education development incentives for all staff.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.
J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a Sub-Adviser to the Empower Core Strategies: U.S. Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and JPMorgan dated May 17, 2018. JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.
ECM is responsible for compensating JPMorgan, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on the Fund’s first $500 million of assets and 0.30% on all assets over $500 million on the portion of the Fund JPMorgan manages.
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Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees*						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally, CFA	7	$39,396	6	$3,002	29	$9,201	0	$0	0	$0	0	$0
Holly Fleiss	6	$39,256	3	$6,789	23	$7,443	0	$0	0	$0	0	$0
Larry H. Lee	7	$51,465	2	$3,101	23	$7,443	0	$0	0	$0	1	$23
Robert Maloney**	3	$37,478	1	1,271	0	$0	0	$0	0	$0	0	$0
Joseph Wilson	7	$39,259	3	$7,228	27	$9,797	0	$0	0	$0	0	$0
* The total value and number of accounts managed by the portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
** Mr. Maloney was added as a portfolio manager of the Fund on April 28, 2023.
Material Conflicts of Interest Policy
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly
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trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. IPOs, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet its objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s codes of ethics and JPMorgan Chase and Co.’s code of conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
JPMorgan’s disciplined pay-for-performance framework focuses on total compensation– base salary and incentive pay - so that pay is commensurate with the overall performance of JPMorgan, respective businesses and individual performance. This includes a balanced discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions appropriately consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To promote a proper pay-for-performance alignment, JPMorgan does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this balanced assessment of performance, for select employees in the portfolio management population, regard is given to the performance of relevant funds/strategies. Each portfolio manager’s performance is evaluated annually based on a number of factors, including, but not limited to:
•The primary consideration which is blended investment performance relative to the competitive indices or peers over one-, three-, five- and ten-year periods, with investment performance generally weighted more to the long term;
•individual contribution relative to the client’s risk and return objectives; and
•adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including adherence to the
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sustainability risk integration policy, as applicable, which contains relevant environmental, social and corporate governance factors that are intended to guide investment decision-making.
Ownership of Securities
The portfolio manager did not own any shares of the Fund as of December 31, 2022.
LOOMIS, SAYLES, & COMPANY, L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as a Sub-Adviser to the Empower Core Strategies: Flexible Bond and Empower Core Strategies: U.S. Equity Funds pursuant to a Sub-Advisory Agreement among the Funds, ECM and Loomis Sayles dated May 17, 2018, as amended. Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
ECM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.30% of the average daily net asset value on the portion of the Empower Core Strategies: Flexible Bond Fund that Loomis Sayles manages; and 0.50% of the average daily net asset value on the first $10 million of assets, 0.45% on the next $15 million of assets, 0.40% on the next $75 million of assets, and 0.30% over $100 million of assets on the portion of the Empower Core Strategies: U.S. Equity Fund that Loomis Sayles manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Core Strategies: Flexible Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Matthew J. Eagan, CFA	19	$24,243	23	$10,256	115	$23,525	0	$0	0	$0	5	$374
Elaine M. Stokes	17	$23,792	22	$10,181	124	$23,460	0	$0	0	$0	5	$374
Brian P. Kennedy	17	$23,792	22	$10,181	113	$24,443	0	$0	0	$0	5	$374
The following table provides information regarding registered investment companies other than the Empower Core Strategies: U.S. Equity Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph R. Gatz, CFA	3	$955	2	$475	40	$970	0	$0	0	$0	0	$0
Jeffrey Schwartz, CFA	3	$955	2	$475	54	$953	0	$0	0	$0	0	$0
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Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among a Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ brokerage allocation policies and procedures and Loomis Sayles’ trade allocation and aggregation policies and procedures.
Compensation
Fixed Income Managers. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three-year performance over the past nine quarters (a five-year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
Equity Managers. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of annual bonus and generally represents at least 70% of the total for equity managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s CIO and senior management. The CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three-year performance over the past nine quarters (a five-year view) against both a benchmark and a peer group established by the CIO. The
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scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
Equity and Fixed Income Managers. The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long-term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long-term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a long-term incentive plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third long-term incentive plans are constructed to create mid-term alignment for key positions, including a two-year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.
In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2022.
LSV ASSET MANAGEMENT
LSV Asset Management (“LSV”) serves as a Sub-Adviser to the Empower Core Strategies: International Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and LSV dated April 27, 2018, as amended. LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, is registered as an investment adviser pursuant to the Advisers Act. LSV is a partnership between its management team and current and retired employee and non-active partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position.
ECM is responsible for compensating LSV, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $1 billion of assets and 0.375% on all assets over $1 billion on the portion of the Fund LSV manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts*	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Josef Lakonishok	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
Menno Vermeulen, CFA	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
Puneet Mansharamani, CFA	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
Greg Sleight	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
Guy Lakonishok, CFA	34	$16	64	$21	317	$54	0	$0	6	$2	68	$12
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* These accounts are limited partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
Material Conflicts of Interest Policy
The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the forensic testing committee, consisting of the Chief Compliance Officer/Chief Legal Officer/Chief Risk Officer, Chief Operating Officer, Compliance Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.
Compensation
LSV compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. They also participate in an extensive benefits program, which includes a defined contribution retirement plan.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam Investment Management, LLC (“Putnam”) serves as a Sub-Adviser to the Empower Core Strategies: U.S. Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Putnam dated May 13, 2018, as amended. Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.

Putnam is an affiliate of ECM, Empower of America and Empower. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to ECM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the U.S. and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
ECM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $250 million of assets, 0.35% on the next $250 million of assets, and 0.25% over $500 million of assets on the portion of the Fund managed by Putnam.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended December 31, 2022.
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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch, CFA	15	$22,236	8	$6,440	6	$1,293	1	$248	0	$0	0	$0
Lauren B. DeMore, CFA	15	$22,236	8	$6,440	6	$1,293	1	$248	0	$0	0	$0
Material Conflicts of Interest Policy
Like other investment professionals with multiple clients, the Fund's portfolio managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•The trading of other accounts could be used to benefit higher-fee accounts (front-running).
•The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
•Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•Front running is strictly prohibited.
•The Fund's portfolio managers may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam-sponsored registered investment companies. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Fund's portfolio managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the portfolio managers will benefit from the favorable investment performance of those funds and pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation– neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in IPOs).
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A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold– for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the Fund. Depending on goals or other factors, the portfolio managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the portfolio managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the Fund from participating in the public offering, which could cause a Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The Fund's portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts.
Compensation
Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to the appropriate benchmark, based on a blend of three-year and five-year performance or, if shorter, over the life of the fund. Performance of the Empower Core Strategies: U.S. Equity Fund is not separately considered in determining portfolio manager compensation. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2022.
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Principal Underwriter
EFSI serves as principal underwriter and distributor of Empower Funds’ shares. EFSI is an affiliate of ECM and is a broker-dealer registered under the 1934 Act and a member of the FINRA. EFSI is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Service Agreements
Shareholder Services Agreement
Effective April 29, 2020, Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and subsidiary of Empower of America. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Funds. Pursuant to the Shareholder Services Agreement, Empower receives a Shareholder Services Fee equal to 0.35% of the average daily net asset value of the shares of each of the Investor Class shares of the Funds. To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity. Prior to April 29, 2020, Empower of America provided the Shareholder Services pursuant to an agreement between Empower Funds and Empower of America. For the fiscal years ended April 30, 2020, 2021 and 2022 and the period from May 1, 2022 through December 31, 2022, Empower and Empower of America were paid the following for their services to the Core Strategies Funds:
Fund	May 1, 2022 - December 31, 2022	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$3,962,862	$5,002,130	$1,252,197	$2,042
Empower Core Strategies: Inflation-Protected Securities Fund	$58,462	$33,876	$342,256	$382,165
Empower Core Strategies: International Equity Fund	$343,205	$952,655	$279,792	$368,530
Empower Core Strategies: U.S. Equity Fund	$168,642	$25,899	$5,072	$2,976
Class A Administrative Services Fee
Prior to May 1, 2021, the SecureFoundation Balanced ETF Fund had an administrative services plan. Under this plan, the Fund had agreements with various shareholder servicing agents to provide administrative services to their customers, which may have included, without limitation, acting or arranging for another party to act, as recordholder and nominee of the Class A shares beneficially owned by the customers of such shareholder servicing agents; establishing and maintaining or assisting in establishing and maintaining accounts and records with respect to Class A shares owned by each customer; processing dividend and distribution payments from the Fund with respect to Class A shares on behalf of customers; processing or assisting in processing confirmations concerning customer orders to redeem and exchange Class A shares; assisting customers that own Class A shares in changing dividend options, account designations and addresses, and other similar services. For these services, Class A paid an annual fee of up to 0.05% of its average daily net assets. For the fiscal years ended December 31, 2020, 2021 and 2022, the Class A shares of the Fund paid the following fees under the administrative services plan:
Fund	2022	2021	2020
Empower SecureFoundation Balanced ETF Fund	$0	$0	$13,640
Upon the recommendation of management, the Board, including a majority of Independent Directors, did not approve the continuance of the administrative services plan after April 30, 2021.
Other Service Providers
Custodian
The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for all Funds.
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The custodian is responsible for the safekeeping of a Fund’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
Transfer and Dividend Paying Agent
SS&C Global Investor & Distribution Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as Empower Funds’ transfer agent and dividend paying agent.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as Empower Funds’ independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for Empower Funds and provides other audit and related services.
Securities Lending Activities
The following table provides the dollar amounts of income and fees and/or compensation related to each Fund’s securities lending activities during the most recent fiscal year ended December 31, 2022, for the SecureFoundation Balanced ETF Fund and the period from May 1, 2022 - December 31, 2022, for the Core Strategies Funds:
Empower Core Strategies: Flexible Bond Fund	May 1, 2022 - December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$849,601
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$24,658
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$726,298
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$750,956
Net income from securities lending activities:	$98,645

Empower Core Strategies: Inflation-Protected Securities Fund	May 1, 2022 - December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$6,295
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$63
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$5,979
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$6,042
Net income from securities lending activities:	$253

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Empower Core Strategies: International Equity Fund	May 1, 2022 - December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$27,928
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$598
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$24,935
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$25,533
Net income from securities lending activities:	$2,395

Empower Core Strategies: U.S. Equity Fund	May 1, 2022 - December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$26,679
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$695
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$23,200
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$23,895
Net income from securities lending activities:	$2,784

Empower SecureFoundation Balanced ETF Fund	December 31, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$8,731
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$1,022
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$3,618
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$4,640
Net income from securities lending activities:	$4,091
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The Bank of New York Mellon is the securities lending agent of the Funds, and provides services to the Funds including the following: coordinating the selection of securities to be loaned to approved borrowers, negotiating the loan terms, monitoring the value of the securities loaned and corresponding collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring dividends, managing recalls of loaned securities and termination of loans, and recordkeeping.
BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions and Selection
Subject to the direction of the Board, ECM or a Sub-Adviser for those Funds which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of Empower Funds’ portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither ECM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of ECM or the Sub-Adviser, as applicable, to seek best execution, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While ECM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of ECM or the Sub-Adviser, as applicable, in seeking best execution means the Funds will not necessarily pay the lowest spread or commission available.
Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in OTC equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such OTC transactions with dealers acting as principal usually include an undisclosed “mark-up” or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading OTC securities on a disclosed fee basis, resulting in payment by the applicable Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.
In selecting brokers and dealers through which to effect portfolio transactions for Empower Funds, ECM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause a Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. The arrangements under which ECM and the Sub-Advisers may do so include client commission arrangements. Under client commission arrangements, brokers to which a Fund has paid a commission may pay a portion of the commission to third-party providers of research services. Such investment research information or services provided ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions, as well as other investment research information or services within the eligibility requirements of Section 28(e) of the 1934 Act. Some investment research information or services may be used by ECM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where ECM or a Sub-Adviser, as applicable, uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by ECM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.
ECM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for a Fund, the transactions of which are directed to the broker or dealer providing the investment research information or services.
If in the best interests of both one or more Funds and other ECM client accounts, ECM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain more favorable execution. When this occurs, ECM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, ECM may consider, among other things, the investment objectives of the respective client
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accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold. A Sub-Adviser may also aggregate its purchases or sales of securities for a Fund and other client accounts in accordance with applicable law and the Sub-Adviser’s policies and procedures.
For the fiscal years ended April 30, 2020, 2021 and 2022 and the period from May 1, 2022 through December 31, 2022, the Core Strategies Funds paid commissions as follows:
Fund Name	May 1, 2022 - December 31, 2022	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$3,705	$3,302	$833	$43
Empower Core Strategies: Inflation-Protected Securities Fund	$0	$0	$0	$0
Empower Core Strategies: International Equity Fund	$89,799	$133,002	$56,700	$32,255
Empower Core Strategies: U.S. Equity Fund	$52,575	$14,616	$4,105	$3,489
For the fiscal years ended December 31, 2020, 2021 and 2022, the SecureFoundation Balanced ETF Fund paid commissions as follows:
Fund Name	2022	2021	2020
Empower SecureFoundation Balanced ETF Fund	$2,503	$2,699	$5,359
Regular Broker-Dealers
The Funds are required to identify any securities of their “regular brokers or dealers” (as defined under Rule 10b-1 of the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. Regular brokers or dealers of the Funds are the ten brokers or dealers that, during the most recent fiscal year, (1) received the greatest dollar amounts of brokerage commissions from each Fund’s portfolio transactions, (2) engaged as principal in the largest dollar amounts of portfolio transactions of each Fund, or (3) sold the largest dollar amounts of each Fund’s shares.
During the fiscal year ended December 31, 2022, certain Funds held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Fund as of the fiscal year ended December 31, 2022.
Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Empower Core Strategies: Flexible Bond Fund
Morgan Stanley & Co. LLC	$13,189
Citigroup Global Markets, Inc.	$8,952
Credit Suisse Securities (USA) LLC	$8,171
Goldman Sachs & Co.	$8,457
JP Morgan Securities LLC	$5,585
Barclays Capital, Inc.	$5,483
UBS Securities LLC	$234
Empower Core Strategies: International Equity Fund
UBS Securities LLC	$618
Barclays Capital, Inc.	$85
Credit Suisse Securities (USA) LLC	$29
Empower Core Strategies: U.S. Equity Fund
JP Morgan Securities LLC	$2,090
Citigroup Global Markets, Inc.	$1,326
Goldman Sachs & Co.	$1,724
Morgan Stanley & Co. LLC	$701
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Other Payments to Financial Intermediaries
Empower of America and/or its affiliates (collectively, the “Empower of America Funds Group” or “EAFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from EAFG’s legitimate profits and other financial resources (not from a Fund). EAFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EAFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, are not considered a factor in the selection of broker-dealers to execute Empower Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
EAFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in each Fund’s prospectus. Contact your financial intermediary for information about any payments it receives from EAFG and any services it provides, as well as about fees and/or commissions it charges.
CAPITAL STOCK AND OTHER SECURITIES
Capital Stock
Description of Shares
Shares of beneficial interest of each Fund are redeemable at their net asset value at the option of the shareholder or at the option of the Fund in certain circumstances. Empower Funds allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on Empower Funds’ books of account, and are charged with the expenses of such Fund and its respective classes. Empower Funds allocates any general expenses of Empower Funds not readily identifiable as belonging to a particular series of Empower Funds by or under the direction of the Board, primarily on the basis of a Fund’s relative net assets, or other relevant factors.
Multiple Class Structure
The Board has adopted a multiple class plan, as amended from time to time (the “Multiple Class Plan”), pursuant to Rule 18f-3 under the 1940 Act. The Institutional Class and Investor Class shares of the Funds do not have sales charges or distribution fees. Certain Funds offer one or more classes of shares. The Institutional Class and Investor Class shares offered with the Core Strategies Funds do not have sales charges or distribution fees. The Class A shares offered with the SecureFoundation Balanced ETF Fund has a front-end sales load.
Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. There are no material obligations or potential liabilities associated with owning a Fund’s shares except the investment risks described in the Funds’ prospectus and summary prospectuses, and in this statement of additional information in the section “Description of the Fund and Its Investments and Risks”. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Additional classes of shares may be authorized in the future.
Voting Rights
The shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. A Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets. If not so terminated, Empower Funds and each Fund will continue indefinitely.
Shareholders of each Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es). The voting rights of each class of shares can only be modified by a majority vote of that class.
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Dividends rights, the right of redemption, and exchange privileges are described in each Fund’s prospectus. There are no sinking fund provisions.
Forum Selection
Unless Empower Funds consents in writing to the selection of an alternative forum, the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of Empower Funds, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Empower Funds to Empower Funds or Empower Funds’ stockholders, (3) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or Empower Funds’ Articles of Incorporation or By-Laws, (4) any action to interpret, apply, enforce or determine the validity of Empower Funds’ Articles of Incorporation or By-Laws or (5) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of Empower Funds shall be (a) deemed to have notice of and consented to the provisions of this Article, and (b) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described herein.
If any Covered Action is filed in a court other than the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (1) the personal jurisdiction of the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado in connection with any action brought in any such courts to enforce the first paragraph hereof (an “Enforcement Action”) and (2) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
If any provision or provisions in Article XVI of Empower Funds’ By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article XVI of Empower Funds’ By-Laws (including, without limitation, each portion of any sentence of Article XVI of Empower Funds’ By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.
PURCHASE AND REDEMPTION OF SHARES
Detailed information on the purchase and redemption of shares is included in each Fund’s Prospectus.
TAXATION OF THE FUNDS
The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in its prospectus. No attempt is made to present a detailed explanation of the tax treatment of Empower Funds or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Fund will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal income tax on its income and gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. A Fund will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.
In addition to satisfying the Distribution Requirement, a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “Income Requirement”). A Fund is also subject to certain investment diversification requirements under
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Subchapter M of the Code in order to be taxed as a RIC. The requirements for qualification as a RIC may limit the extent to which a Fund may invest in some investments.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Fund. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders and qualified dividend income treatment in the case of non-corporate shareholders, provided in both cases certain holding period and other requirements are satisfied.
The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must be derived from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.
If a Fund were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund’s shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Fund might also be required to pay to the Internal Revenue Service (the “IRS”) interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to federal income tax on the excess (if any) of the fair market value of the Fund’s assets over the Fund’s basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.
If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s net asset value.
Excise Tax on RICs
In order to avoid liability for a 4% federal excise tax on undistributed income, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Taxation of Fund Investments
Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.
In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Fund makes the election to include market discount in income currently).
A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
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A Fund’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund or defer the Fund’s losses. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.
A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
As a result of entering into swap agreements, a Fund may make or receive net periodic payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Net periodic payments received by a Fund will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).
The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification for treatment as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to ‘‘pass through’’ to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his, her or its pro rata share of foreign taxes in computing his, her or its taxable income and to deduct such foreign taxes or use such taxes as a foreign tax credit against his, her or its U.S. federal income tax liability, subject in each case to certain limitations contained in the Code. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will ‘‘pass through’’ for that year. Shareholders that are not subject to federal income tax, and those who invest in a Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. If a Fund is not eligible or does not elect to pass through to shareholders the foreign taxes paid by the Fund, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
If a Fund receives a so-called “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produces passive income or is held for the production of passive income or 75% or more of its gross income for the taxable year is passive income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock may be treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
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A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. In some circumstances, a Fund may not be able to make available elections.
Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.
Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Income Requirement. However, under the diversification requirements under Subchapter M of the Code, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the excise tax discussed above. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.
A Fund’s investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.
For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. A similar deduction is available for qualified publicly traded partnership income. However, RICs currently cannot pass the special character of this income through to shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors who invest in a Fund will not be entitled to this deduction with respect to the Fund’s qualified publicly traded partnership income.
A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs themselves may constitute TMPs. Under a notice issued by the IRS, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess
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inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
Shareholder Taxation
Shareholders will be subject to federal income tax on distributions made by a Fund whether received in cash or additional shares of a Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income.
Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations), by a Fund to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. In addition, if a Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan (a “substitute payment”), such income generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20%, without regard to how long a shareholder has held shares of a Fund, and may be subject to an additional 3.8% Medicare tax as discussed below. Dividends paid by each Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to a Fund’s corporate shareholders. In addition, a substitute payment received with respect to a securities lending transaction will not be eligible for the dividends-received deduction when distributed to a Fund’s corporate shareholders.
To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with an exception for stock that is readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code.
If a Fund receives dividends from an underlying fund that qualifies as a RIC and the underlying fund designates such dividends as qualified dividend income, then a Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided a Fund meets the holding period and other requirements with respect to its shares of the underlying fund.
Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a
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long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed under the “wash sale” rules if the shareholder acquires other shares of a Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his, her or its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his, her or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, a Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Non-U.S. shareholders may be subject to U.S. withholding tax on certain distributions from a Fund (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.
Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (1) gains realized on the disposition of USPRIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.
In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Proposed Treasury Regulations generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other
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parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Fund-of-Funds Structure
The use of a fund-of-funds structure by the SecureFoundation Balanced ETF Fund could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders. Because the SecureFoundation Balanced ETF Fund will invest a large portion of its assets in shares of Underlying Funds, its distributable income and gains will normally consist largely of distributions from the Underlying Funds in which it invests and gains and losses on disposition of shares of the Underlying Funds.
Generally, the character of the income or capital gains that the SecureFoundation Balanced ETF Fund receives from an Underlying Fund will pass through to the SecureFoundation Balanced ETF Fund’s shareholders as long as the SecureFoundation Balanced ETF Fund and Underlying Fund qualify as RICs. However, to the extent that an Underlying Fund that qualifies as a RIC realizes net losses on its investments for a given taxable year, the SecureFoundation Balanced ETF Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other Underlying Funds in which it invests) until it disposes of shares of such Underlying Fund. Moreover, even when the SecureFoundation Balanced ETF Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.
In addition, in certain circumstances, the wash sale rules may apply to the SecureFoundation Balanced ETF Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the SecureFoundation Balanced ETF Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the SecureFoundation Balanced ETF Fund will be required to distribute to shareholders will be greater than such amounts would have been had the SecureFoundation Balanced ETF Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the character of distributions from the SecureFoundation Balanced ETF Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the SecureFoundation Balanced ETF Fund invested directly in the securities held by the Underlying Funds.
If the SecureFoundation Balanced ETF Fund received dividends from an Underlying Fund that qualifies as a RIC, and the Underlying Fund reports such dividends as “qualified dividend income,” then the SecureFoundation Balanced ETF Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income,” provided the SecureFoundation Balanced ETF Fund meets certain holding period and other requirements with respect to shares of the Underlying Fund.
Depending on the SecureFoundation Balanced ETF Fund’s percentage ownership in an Underlying Fund, both before and after a redemption, a redemption of shares of an Underlying Fund by the SecureFoundation Balanced ETF Fund may cause the SecureFoundation Balanced ETF Fund to be treated as receiving a distribution taxable as a dividend under the Code instead of receiving capital gain income on the shares of the Underlying Fund. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the SecureFoundation Balanced ETF Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.
The SecureFoundation Balanced ETF Fund may elect to pass through to shareholders foreign tax credits from an Underlying Fund and exempt-interest dividends from an Underlying Fund, provided that at least 50% of the SecureFoundation Balanced ETF Fund’s total assets are invested in other RICs at the end of each quarter of the taxable year.
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Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
UNDERWRITERS
The principal underwriting agreement between Empower Funds and EFSI calls for EFSI to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of Empower Funds, which are continuously offered at net asset value (plus any applicable sales load for Class A shares of the SecureFoundation Balanced ETF Fund). The principal underwriter did not retain any underwriting commissions during the fiscal years ended December 31, 2020, 2021 and 2022 for the SecureFoundation Balanced ETF Fund and April 30, 2020, 2021 and 2022 and the period from May 1, 2022 - December 31, 2022, for the Core Strategies Funds.
Compensation received by the principal underwriter during the Funds’ fiscal year ended December 31, 2022:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Empower Financial Services, Inc.	$0	$0	$0	$0
FINANCIAL STATEMENTS
Empower Funds’ audited financial statements and financial highlights as of December 31, 2022, together with the notes thereto and the report of Deloitte & Touche LLP, an independent registered public accounting firm, are incorporated by reference to Empower Funds’ Forms N-CSR filed via EDGAR on March 1, 2023 (File No. 811-03364). The hyperlinks to the Empower Funds’ Annual Reports are below:
Empower Funds’ Annual Reports
Empower Core Strategies: Flexible Bond Fund	Empower Core Strategies: International Equity Fund
Empower Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: U.S. Equity Fund
Empower SecureFoundation Balanced ETF Fund
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APPENDIX A
Long Term Obligation Ratings by Moody’s
Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Long Term Obligation Ratings by S&P
AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short Term Obligation Ratings by Moody’s
P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short Term Obligation Ratings by S&P
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Short Term Obligation Ratings by Fitch
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C. High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
A copy of Empower Funds’ proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.
Empower Funds, Inc.
Investment Company Compliance Policies and Procedures
Proxy Voting Procedures
Policy
It is the policy of Empower Funds, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, Empower Capital Management, LLC (“ECM”) as part of ECM’s general management of the Fund. In certain circumstances the Fund and ECM may employ a sub-adviser to act with ECM as designated in the applicable sub-advisory agreement and ECM normally assigns proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.
Procedures
The following are the procedures adopted by the Fund for the administration of this policy:
1.
On an annual basis the Fund will review the policies and procedures and voting guidelines for ECM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares.
2.
The Fund at any time reserves the right to revoke in whole or in part the delegation to ECM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.
3.
The sub-adviser will provide to the Fund a report of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year. The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX for the 12-month period from July 1 to June 30 not later than August 31 of each year. The Form N-PX must contain information to comply with section 30 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 30b1-4 thereunder (17 CFR 270.30b1-4).
4.
The Fund shall include in all future registration statements:a) A description of the Fund’s proxy voting policy and procedures, including voting guidelines; andb) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
5.
The Fund shall include in its Annual and Semi-Annual Reports to shareholders:a) A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website. b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
6.
The Fund shall review the proxy voting policies and procedures of ECM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 of the 1940 Act, as amended.
Responsibility
Under the supervision of the CCO, the Compliance Department, together with the Investment Operations Department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of forms required under the 1940 Act. Compliance is responsible for maintaining the Fund’s policy.
Related Information: Empower Capital Management’s Policy Voting Policy
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Empower Capital Management, LLC
Investment Adviser Compliance Policies and Procedures
Proxy Voting
Background
ECM’s clients include registered investment companies, collective investment funds, or accounts that serve as investment options for insurance company separate accounts. Included among ECM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying series of managed portfolios of ECM’s clients or other registered investment companies unaffiliated with ECM’s clients, i.e., a Fund of Funds.
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to:
•adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients;
•which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;
•to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities;
•to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and
ECM will also maintain certain records relating to the adviser’s proxy voting activities if the adviser does have proxy voting authority.
ECM does not normally receive proxies to vote since it invests only in fixed income securities, such as bonds, treasury notes etc.
Policy
ECM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients; however, ECM delegates this responsibility to its subadvisers as memorialized in the respective subadvisory agreements. ECM must confirm that each subadviser maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. Each subadviser’ s policy and practice must include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Voting Proxies of Underlying Funds of a Fund of Funds
ECM’s Client Fund of Funds is not the Sole Shareholder of an Underlying Fund
With respect to voting proxies related to the shares of an underlying fund (an Underlying Fund) held by a client of ECM operating as a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act and when the Underlying Fund has unaffiliated shareholders other than the Fund of Funds, ECM will– to the extent that it is practically able to do so– vote proxies of the Underlying Fund held by the Fund of Funds in the same proportion as the vote of all other shareholders of such Underlying Fund shares.
ECM’s Client Fund of Funds Affiliated with an Underlying Fund
To avoid any potential conflict of interest that may arise when a client of ECM owns the shares of another ECM client, i.e., as may be the case when ECM manages a portfolio of assets which holds shares of other ECM managed asset portfolios, ECM will generally echo vote such shares where possible. Echo voting is a process where ECM– to the extent that it is practicably possible– votes a client’s shares in the same proportion as the vote of all the other shareholders of that client’s shares.
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ECM may, in certain circumstances, vote in accordance with the recommendation of an Underlying Fund’s board. This may be deemed appropriate in circumstances where the Underlying Fund’s board also oversees the fund of funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the Fund of Funds and the Underlying Fund, in order to align the interests of all shareholders.
Voting Proxies with Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and ECM
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and ECM relating to the proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
Special Considerations with Respect to Voting Proxies of Underlying Unaffiliated Investment Companies Held by a Fund of Funds
Neither ECM nor a sub-adviser to a Fund of Funds may hold (either individually or in the aggregate) voting shares of an investment company equal to or in excess of 25% of that investment company’s total outstanding voting shares. For purposes of this policy, voting shares held in the aggregate include those voting shares owned or controlled by members of an Advisory Group1 or a Sub-Advisory Group2. Should a Fund of Funds become a 25% or more holder in the aggregate of voting shares of an investment company due to that investment company’s reduction in voting shares ECM or the sub-adviser must vote in proportion to the remaining shareholder votes for any investment company as set forth herein for ECM or the sub-advisor, as applicable.

1. An Advisory Group includes those groups under common control as defined under Section 2(a)(9) of the 1940 Act and for purposes of this policy means ECM, any person controlling, controlled by, or under common control with ECM, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act that is advised or sponsored by ECM or any person controlling, controlled by, or under common control with ECM.

2. A Sub-Advisory Group includes any sub-adviser to a Fund of Funds within the meaning of Section 2(a)(20)(B) of the 1940 Act, any person controlling, controlled by, or under common control with the sub-adviser, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised or sponsored by the sub-adviser or any person controlling, controlled by, or under common control with the sub-adviser.
Responsibility
The Legal department receives and compiles information from the subadvisers regarding voting information annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.
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FRANKLIN TEMPLETON INSTITUTIONAL, LLC
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
Franklin Equity Group, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC- registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.
The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.
Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
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For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Weight Given Management Recommendations
One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment
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Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Rejected Votes
Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition,
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despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
Securities on Loan
The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.
Split Voting
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Bundled Items
If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.
Appendix A
These Proxy Policies apply to accounts managed by personnel within Franklin Equity Group, which includes the following Investment Managers:
Franklin Advisers, Inc. (FAV) Franklin Templeton Institutional, LLC
Franklin Templeton Portfolio Advisors, Inc. (FTPA)
The following Proxy Policies apply to FAV only:
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HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.
For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ.
Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
The following Proxy Policies apply to FTPA only:
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
In certain SMA programs, typically where the SMA program sponsor has not elected for the Investment Manager to vote proxies, or where the Investment Manager only provides non-discretionary management services to the SMA program, the Investment Manager will not be delegated the responsibility to vote proxies held by the SMA program accounts. Instead, the SMA program sponsor or another service provider will generally vote these proxies. Clients in SMA programs should contact the SMA program sponsor for a copy of the program sponsor’s proxy voting policies.
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Policy, Procedures and Guidelines for GSAM Global Proxy Voting
2022 Edition
March 2022
PART I:
GOLDMAN SACHS ASSET MANAGEMENT POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
A: Our Approach to Proxy Voting
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
B: The Proxy Voting Process
Public Equity Investments
Fundamental Equity Team
The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
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GS Investment Strategies Portfolio Management
Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines and Recommendations as discussed below unless an override is requested.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where we place client assets with managers outside of Asset Management, for example within our AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.
C: Implementation
We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes. If the Proxy Service or Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.
Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are voted in the same manner.
Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond our control and may not be satisfied in time for us to vote the shares in question.
We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.
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D. Conflicts of Interest
Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
PART II
GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY
The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
Region: Americas
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.
Business Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•An auditor has a financial interest in or association with the company, and is therefore not independent;
•There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
Reincorporation Proposals
We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•Whether the company has the following good governance features:
•Majority independent board;
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•Independent key committees;
•An annually elected board;
•A majority vote standard in uncontested director elections;
•The absence of a poison pill, unless the pill was approved by shareholders; and/or
•Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.
Voting on Director Nominees in Uncontested Elections
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST or WITHHOLD from members of the Nominating Committee:
•At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;
•At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;
•At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets.
Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.
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Vote AGAINST or WITHHOLD from individual directors who:
•Sit on more than five public company boards;
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Director Independence
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:
•The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Director Accountability
Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder
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vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Compensation Committee
See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.
Nominating/Governance Committee
Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:
•The company has opted into, or failed to opt out of, state laws requiring a classified board structure;
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
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Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Other Board Related Proposals (Management and Shareholder)
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.
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Shareholder Proposals Regarding Board Declassification
We will generally vote FOR proposals requesting that the board adopt a declassified board structure.
Majority Vote Shareholder Proposals
We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post- election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
We will generally vote FOR shareholder proposals to restore or provide cumulative unless:
•The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.
Executive and Non- Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•Pay for Performance Disconnect;
•We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR
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(“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•Broad-based participation;
•Limits on employee contributions;
•Company matching contributions; and
•Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•Rationale for the re-pricing;
•If it is a value-for-value exchange;
•If surrendered stock options are added back to the plan reserve;
•Option vesting;
•Term of the option--the term should remain the same as that of the replaced option;
•Exercise price--should be set at fair market or a premium to market;
•Participants--executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Retention Holding Period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
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Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
Compensation Committee
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast.
4.
Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•The company has a history of strong governance practices.
Special Meetings Arrangements
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
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Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•a shareholder-approved poison pill in place; or
•adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
5.
Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
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Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
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•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and the stated rationale for the transaction, including discussions of timing.
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
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•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
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•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
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•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.
Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or
•The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
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Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
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•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence
•Number of directors on the board
•Lack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
•At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•Employee or executive of the company;
•Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
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Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•Government representative;
•Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;
•A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (a cooling off period may be applied);
•Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to
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disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
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Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.
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3.
Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•Pay for Performance Disconnect;
•We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
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Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast.
•Remuneration structure is widely inconsistent with local market best practices or regulations.
4.
Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5.
Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
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Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
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Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
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4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
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•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
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•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
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•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.
1.
Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or
•The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
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Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
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Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence
•Number of directors on the board
•Lack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets.
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
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Director Independence
Classification of Directors
Executive Director
•Employee or executive of the company;
•Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•Government representative;
•Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;
•A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (a cooling off period may be applied);
•Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
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Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
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•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
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•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.
Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•Pay for Performance Disconnect;
•We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
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Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast.
•Remuneration structure is widely inconsistent with local market best practices or regulations.
4.
Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5.
Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
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Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
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Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and the stated rationale for the transaction, including discussions of timing.
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6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
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•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
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Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
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•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1.
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are concerns about the accounts presented or audit procedures used; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or
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•The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
2.
Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence
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•Number of directors on the board
•Lack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.
Director Independence
Classification of Directors
Inside Director
•Employee or executive of the company;
•Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is/was also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•Government representative;
•Currently provides or previously provided professional services to the company or to an affiliate of the company;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains
•transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who worked at the company’s external audit firm (auditor).
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
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•Former executive;
•Any director who has served at a company as an outside director for 12 years or more;
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
•“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.
Independent Non-Executive Directors (independent outsider)
•No material connection, either directly or indirectly, to the company other than a board seat.
At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.
At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.
Director Accountability
Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
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Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed;
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.
Statutory Auditor Elections
Statutory Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”.
Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
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•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
3.
Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY- CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.
Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti- takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
5.
Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
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Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
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•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
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Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
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•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
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•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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IRISH LIFE INVESTMENT MANAGERS LIMITED (ILIM)
As a Responsible Investor, ILIM adopts an Active Ownership approach to promote better corporate behaviour in investee companies in terms of sustainability and management of Environmental, Social and Governance risks. ILIM exercises voting rights and constructively engages with investee companies, encouraging better standards and management processes covering material ESG risks.
Active Ownership
ILIM believes that investors, whether working individually or collectively, have the ability to influence the behaviour of investee companies, helping to reduce portfolio risk and delivering more sustainable long-term outcomes for clients. We recognise and adhere to the principles of active ownership, believing in constructive engagement and exercising voting rights to promote stronger corporate governance and better management of ESG risks, in investee companies.
Voting enables ILIM to voice opinions to a company on a broad range of topics and is a way of encouraging boards to listen to and address investor concerns. ILIM considers voting to be an important part of its oversight role and integral to both the investment process and its overall active ownership and stewardship approach.
Voting
ILIM is an engaged asset manager, voting the shares of companies for which it has proxy-voting authority with the exception of those countries where voting is logistically difficult or where the costs are disproportionate relative to the size of the holding, typically small-cap holdings.
In February 2022, ILIM adopted our own bespoke Global Proxy Voting Guidelines. These guidelines detail ILIM’s considerations and expectations in relation to ESG matters and related voting decisions. These guidelines set out the criteria by which ILIM’s proxy voting advisor, currently Institutional Shareholder Services (ISS), will consider resolutions and make voting recommendations on ILIM’s behalf. These guidelines build on the ISS Socially Responsible Investment (SRI) and Climate Change Proxy Voting Guidelines, which are considered progressive from a voting perspective. Up to February 2022, ILIM had adopted the SRI guidelines.
ILIM’s Proxy Voting Guidelines apply to investee companies in all markets and, in general, ILIM votes in line with ISS’ policy recommendations given that ISS’ SRI and Climate Proxy Voting Guidelines present progressive voting positions on a range of ESG issues. There are areas where ILIM has bespoke considerations or expectations which are different from the standard recommendations of ISS’ SRI and Climate Proxy Voting Guidelines, including those in relation to board accountability for climate change and board diversity. For more details, see ILIM's Proxy Voting Guidelines.
The services provided by ISS include application of the ILIM Proxy Voting Guidelines, including generating voting recommendations, vote execution and reporting. ISS supports ILIM in monitoring the performance of companies’ boards in relation to ESG issues in relation to voting recommendations.
ILIM reserves the right at all times to vote on any matter, even if this is contrary to the recommendations of ISS. This situation may arise, for example, where ILIM is actively engaging with a company and has an agreed course of action that would require a vote on a specific matter which may be contrary to the default recommendation of ISS.
ILIM generally votes in favour of shareholder proposals that seek to manage risks and opportunities related to ESG issues and which promote good corporate citizenship. The following considerations are included:
•Where the proposal is well framed and reasonable and
•Where the adoption of the proposal would have a positive or negative impact on the company’s short-term or long-term share value.
For more information in relation to ILIM’s approach to voting on shareholder proposals, see ILIM’s Global Proxy Voting Guidelines.
Following the 2023 annual review, the ILIM Global Proxy Voting Guidelines have been further enhanced with a number of amendments. These are mainly focused on four main topics: board independence, board gender diversity, executive remuneration and Net Zero alignment.
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Securities lending is conducted on behalf of clients in line with the clients’ investment policies. ILIM retains a right of recall of stocks on loan with counterparties for voting or other reasons. In addition, the Responsible Investment Team can request that securities excluded from the stock lending programme. Such requests will be reviewed and authorised, where appropriate, by the Chief Investment Officer.
ILIM will publish annually, on its website, an explanation of the most significant votes taken, a disclosure covering the use of external proxy advisers and information on votes cast.
Governance
Responsible Investment Team
ILIM’s Active Ownership program is led by ILIM’s Responsible Investment Team. The team oversees and monitors the voting activities which are implemented on its behalf by ISS. It reports on voting activity to the Responsible Investment Governance Committee which is chaired by ILIM’s Head of Responsible Investing.
The team is responsible for overseeing and implementing the Voting Policy, including monitoring voting implementation undertaken on ILIM’s behalf by ISS and updating the ILIM Global Proxy Voting Guidelines where appropriate. The Responsible Investment Team reports on voting activity to the Responsible Investment Governance Committee which is chaired by ILIM’s Head of Responsible Investing. ILIM’s Responsible Investment Team reviews and monitors adherence to this policy, including the consistency with this policy to votes cast by ISS on behalf of ILIM.
ILIM Board
The ILIM Board of Directors is responsible for approving updates to this Voting Policy annually or more frequently as required
Responsible Investment Governance Committee
The Responsible Investment Governance Committee (the Committee) reviews and makes recommendations on changes to this voting policy to the Board annually, or more frequently if required. The membership of the Committee and its terms of reference are available on request. A report on Responsible Investment activity is provided on a quarterly basis to the ILIM Executive Management Team, by members of the Responsible Investment Team
The Committee is responsible for the ILIM Global Proxy Voting Guidelines, and these will be reviewed annually. Any material changes to the guidelines will be approved by the Committee and notified to the Board.
Conflicts of Interest
As a MiFID authorised firm, ILIM is required to take all appropriate steps to identify, manage or prevent potential or actual conflicts of interest that arise when providing its services. In ILIM’s engagement with investee companies, and in making voting decisions, any potential or actual conflicts that arise will be managed in accordance with our Conflicts of Interest policy.
ILIM will abide by the principles of treating its clients fairly and dealing honestly and professionally with all stakeholders.
Proxy Voting Process
Proxy ballots are sent directly to ISS from the custodian for those funds over which ILIM has proxy voting authority. For such funds, ILIM’s Operations Team arranges with the client’s custodian for proxies to be sent, and verifies that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.
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J.P. MORGAN ASSET MANAGEMENT
Global Proxy Voting Guidelines
North America, Europe, Middle East, Africa,
Central America, South America and Asia
April 1, 2022
I.
JPMorgan Asset Management Global Proxy Voting
A.
Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. This document describes how JPMAM meets that objective.
JPMAM incorporates detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to: (1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect
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to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or, within the US, to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
In certain circumstances JPMAM may abstain and/or delegate proxy voting to the Independent Voting service including the following: 1) for certain commingled funds that are index replication portfolios and the JPMorgan Custom Invest Strategies, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds2)where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s 3) for securities that were held in an account on record date but not on the date of the proxy vote, we may abstain from voting where JPMAM no longer holds the position.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) has adopted several policies including: the Conflicts of Interest Policy– Firmwide, Information Safeguarding and Barriers Policy– Firmwide and Information Safeguarding and Barriers Policy– MNPI Firmwide Supplement. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines.
Given the breadth of JPMAM’s products and service offerings, it is not possible to enumerate every circumstance that could give rise to a material conflict. Examples of such material conflicts of interest that could arise include, without limitation, circumstances in which:
1.
Management of a JPMAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business;
2.
A personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision;
3.
The proxy being voted is for JPMorgan Chase & Co stock or for J.P. Morgan Funds;
4.
The proxy administrator has actual knowledge that a J.P. Morgan Asset Management affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.
Depending on the nature of the Conflict, JPMAM may elect to take one or more of the following measures, or other appropriate action:
1.
Removing certain Adviser personnel from the proxy voting process.
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2.
“Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote.
3.
Voting in accordance with the applicable Proxy Guidelines, if any, if the application of the Proxy Guidelines would objectively result in the casting of a proxy vote in a predetermined manner.
4.
Deferring the vote to an independent voting service, if any, that will vote in accordance with its own recommendation. However, JPMAM may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Potential Conflicts
The below are potential conflicts and may be evaluated on a case by case basis, to determine whether they are material and therefore require escalation.
1)
JPMAM may cast proxy votes consistent with Client(s) investment strategies which may conflict with the investment strategies of other JPMAM clients, and notably, individual proxy votes may differ between clients;
2)
JPMAM clients may invest in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts;
3)
JPMAM, or our clients, may participate in stocklending programs or lend stock to third parties whose investment objectives may be different to ours and as a result the third parties may cast proxy votes that conflict with the investment strategies of our clients;
4)
JPMAM may engage with companies on behalf of impact and sustainable funds that have different objectives to other funds;
5)
JPMAM may have a different position on corporate governance matters than its parent company (JPMC);
6)
JPMAM clients may want us to engage or vote on corporate governance issues that further their interests, however, are not consistent with our policies;
7)
JPMAM may participate in collaborative engagements with other industry participants which may include joining a coalition, working with other asset managers / owners on issues relating to the 5 priorities, and / or signing of public statements and resolutions that may have conflicting or differing positions on corporate governance matters.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal and/or compliance representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
The resolution of all potential and actual material conflict issues will be documented in order to  demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for all records relating  to the proxy voting process, according to the retention requirements set out by the various global regulatory regimes. Those records include the following:
•a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•a copy of each proxy statement received on behalf of JPMAM clients;
•a record of each vote cast on behalf of JPMAM client holdings;
•a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client
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securities or that memorialize the basis of the decision;
•a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
JPMorgan Chase Bank, N.A.
JPMorgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JPMorgan Asset Management (Asia Pacific) Limited
JPMorgan Asset Management (Singapore) Limited
JPMorgan Asset Management (Japan) Ltd.
J.P. Morgan Private Investments, Inc.
Bear Stearns Asset Management Inc.
II.
Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
A. North America
1. Board of Directors
A. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.
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4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of controlled companies vote FOR non-independent directors who serve on committees other than the audit committee.
7)
are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a– Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
B. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
C. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
A. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on  a case-by-case basis.
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3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if  non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
Majority of board composed of independent directors,
Nominating committee composed solely of independent directors,
Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
Absence of superior voting rights for one or more classes of stock,
Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
B. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards  to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
Annually elected board,
Majority of board composed of independent directors,
Nominating committee composed solely of independent directors,
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
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Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
Absence of superior voting rights for one or more classes of stock,
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
D. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
F. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without  shareholder approval.
5. Tender Offer Defenses
A. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
B. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as  the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
C. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
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D. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to  thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
A. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;
•2/3 of independent board;
•All-independent key committees;
•Committee chairpersons nominated by the independent directors;
•CEO performance is reviewed annually by a committee of outside directors; and
•Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
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B. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/ Chairman present).
C. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
D. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.
E. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and/or pledging of securities has occurred.
F. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
G. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
H. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
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I. Board Size
Vote for proposals to limit the size of the board to 15 members.
J. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
K. Zombie Directors
Generally vote against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
7. Miscellaneous Governance Provisions
A. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
B. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
C. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
D. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
F. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
G. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.
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H. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
I. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
J. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
K. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by- case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
Vote against the independent chair or lead independent director and members of the nominating/governance committee where the company has unilaterally adopted such policy after going public without shareholder approval or engagement, unless the company is a Delaware Corporation.
L. Virtual Only Annual General Meeting
Annual stockholders’ meetings should allow fair and open access for dialogue between the management of the company and shareholders We have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting. Such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings.
8. Capital Structure
A. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
B. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
C. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
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D. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device. Vote against such proposals unless it explicitly states that the preferred stock cannot be used as anti-takeover mechanism or prevent change in control or mergers and acquisitions.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company  becomes insolvent.
G. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
Change in Control—Will the transaction result in a change in control of the company?
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Executive and Director Compensation
A. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
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In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has significantly underperformed over the long-term and its CEO also had an increase in total direct or targeted compensation from the prior year, it would signify a disconnect in pay and performance. Generally vote against management proposal on executive compensation when there is significant increase in target compensation despite long-term underperformance.
B. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director  pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
D. Say on Pay– Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long-term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long-term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
E. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to less than three times salary, plus guaranteed retirement and target bonus.
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Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
F. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
G. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
H. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
I. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
J. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option  exercise for a specific period of time.
K. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
L. Recoup Bonuses
1. Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2. Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
M. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
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10. Incorporation
A. Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
B. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
C. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
B. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
C. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
D. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
E. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
F. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
G. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal  provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
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H. Changing Corporate Name
Vote for changing the corporate name.
North America Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Voting Guidelines”)
These North America Sustainable Strategy Proxy Guidelines apply to the funds and discretionary accounts identified on Exhibit A, as amended from time to time (collectively, “Sustainable Strategy Accounts”). These Sustainable Proxy Voting Guidelines are designed to align proxy voting decisions with such Sustainable Strategy Accounts’ objectives and strategies.
For securities held by Sustainable Strategy Accounts that would be ordinarily voted in accordance with JPMAM’s North America Proxy Voting (“North America Guidelines”), these Sustainable Proxy Guidelines supersede Section 12. Social and Environmental Issues in such North American Guidelines. Proposals for securities that are voted in accordance with the North America Guidelines other than the proposals covered by Section 12 below will continue to be voted in accordance with the other provisions of the North American Guidelines, as applicable.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:
Issuer Considerations
•Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
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In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
A. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
B. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
C. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
D. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
E. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
F. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
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G. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
H. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
I. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
J. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•a pending acquisition or sale of a substantial business;
•financial results that are better or worse than recent trends would lead one to expect;
•major management changes;
•an increase or decrease in dividends;
•calls or redemptions or other purchases of its securities by the company;
•a stock split, dividend or other recapitalization; or
•financial projections prepared by the Company or the Company's representatives.
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What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.
B.
Europe, Middle East, Africa, Central America and South America
I.
POLICY
Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.
We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.
Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.
For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.
In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.
Voting
JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.
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It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.
Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.
As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.
Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to: (1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern.
Conflicts of Interest
Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.
A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.
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Stocklending
Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.
Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.
II.
VOTING GUIDELINES
1.
REPORTS & ACCOUNTS
Annual Report
Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects.
The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
Remuneration Report
The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.
Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.
We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.
Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term. See Compensation.
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2.
DIVIDENDS
Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.
3.
BOARD OF DIRECTORS
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.
Board Independence
JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman/CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice
In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.
Chairman
Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.
Board Size
Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.
Board Diversity
JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate.
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We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.
Board Committees
Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce. See Remuneration Report.
Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.
Director Independence
We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.
A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
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Multiple Directorships
Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.
Investment Trust and Fund Directors
In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.
We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.
SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.
4.
COMPENSATION
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.
Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.
Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.
Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.
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We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.
Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.
For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.
All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect
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remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.
Pensions
JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5.
AUDITORS
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.
Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.
We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification
JPMAM is opposed to the use of shareholders’ funds to indemnify auditors. See Audit Committee.
6.
ISSUE OF CAPITAL
Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.
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Issue of Debt
JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.
Share Repurchase Programmes
JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.
7.
MERGERS / ACQUISITIONS
Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.
As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
8. RELATED-PARTY TRANSACTIONS
Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
9.
VOTING RIGHTS
JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.
Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.
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While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.
10.
OTHERS
Poison Pills
Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.
JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.
Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.
AOB
We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.
Social / Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:
Issuer Considerations
•asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
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•capital deployment of the company
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted the proposal provide insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
Shareholder Resolutions
In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long-term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda, nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that the company will comply with the resolution within a reasonable time-frame. Where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.
Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
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Political Issues
JPMAM does not support the use of shareholder funds for political donations.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
J.P. Morgan Asset Management
London Proxy Committee
1st April 2022
C.
Asia ex Japan
I
Corporate Governance Principles
J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk- adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.
We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:
Board and Director Responsibilities
Companies should be headed by a strong and effective board to drive the long-term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long-term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.
Shareholder Rights
Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.
Equitable Treatment
All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.
Stakeholders’ Rights
Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.
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Sustainability
All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.
Disclosure and Transparency
Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.
Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.
II
POLICY AND PROCEDURES
Proxy Voting
JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.
JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.
To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.
So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.
We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.
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Proxy Committee
The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Investment Stewardship. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.
JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:
For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore-stewardship-principles-for-responsible-investors.pdf
For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/hk/en/corporate-governance-pdf/PRO1609.pdf
For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/au/en/policies/principles-internal-governance-asset-stewardship.pdf
For, more information on our stewardship activities, please refer to our white paper on Investment-led Stewardship which is available from our website, or by accessing the following link:
https://am.jpmorgan.com/blob-gim/1383664293468/83456/J.P.%20Morgan%20Asset%20Management%20investment%20stewardship%20statement.pdf
Conflicts of interest
JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.
In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.
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Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.
III. POLICY VOTING GUIDELINES
1. Report and Accounts
Annual Report
Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.
The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non-compliance.
Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.
Remuneration Report
Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long-term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.
At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long-term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.
Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.
Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.
2. Dividends
Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long-term prospects and solvency.
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3. Board and Directors
Board Oversight Responsibilities
To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.
We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long-term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.
The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.
Board Independence
We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.
At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:
•The Chairman and CEO role is combined, or
•The Chairman and CEO are family members, or
•The Chairman is not independent.
Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.
In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.
Chairman
Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.
In instances where a company, with no majority independent board, does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.
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Board Size
Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.
Board Diversity
We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.
At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.
We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.
Board Committees
To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.
Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.
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Director Independence and Tenure
A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders. We will consider voting against appointment of independent directors who are deemed to be non-independent.
At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. Companies could consider re-appointing long servicing independent directors as non-executive directors or board advisors. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution. We also encourage boards to regularly conduct board evaluations, with a self-assessment at least annually and an evaluation facilitated by third party every three years.
In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.
Multiple Directorships
To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.
For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.
Meeting Attendance
Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.
Directors’ Liability
In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.
Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
4. Remuneration
Key Principles
The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long-term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors and fully disclosed to shareholders . At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which
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fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.
Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long-term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.
We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.
For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.
All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.
We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long-term interests of shareholders.
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Pension Arrangements
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.
Non-Executive Director Remuneration
The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non- executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.
5. Auditors
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration
We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.
Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.
If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.
Auditor Indemnification
We are opposed to the use of shareholders’ funds to indemnify auditors.
6. Capital Management
Issue of Equity
Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long-term prospects, but we will vote against issuance terms that we consider excessively dilutive.
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We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).
As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals (including the rei-issuance of repurchased shares if any) should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.
We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.
When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:
•An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,
•Details of placements made under the general mandate during the preceding three years,
•Details of alternative methods of financing that may have been considered by the board.
JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.
Debt Issuance
JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.
Share Repurchase Programs
JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.
7. Mergers, Acquisitions and Related Party Transactions
Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross- border mergers, where certain clients may not be able to hold the resultant security in portfolios.
JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties– see below– we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.
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Related Party Transactions
Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution.
If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
8. Voting Rights
Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.
To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.
Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.
Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.
9. Environmental and Social Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
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With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company;
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
10. Shareholder Resolutions
In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long-term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or
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supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.
11. Other Corporate Governance Matters
Amendments to Articles of Association
These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.
Anti-takeover Devices
Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.
We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.
We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.
Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.
Charitable Donations
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Donations
We do not support the use of shareholder funds for political purposes.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
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J.P. Morgan Asset Management Asia ex-Japan Proxy Committee
April 1, 2022
D.
Japan
Basic Policy on Corporate Governance
JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.
We also positively evaluate the Corporate Governance Code introduced in June 2015, which we believe serves to further enhance corporate governance in Japan.
J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.
1. Purpose of proxy voting
JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long-term.
2. Proxy voting principles
•We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.
•In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.
•We look to an enhancement of corporate value over the medium to long-term and sustained growth of the company concerned through our proxy voting.
•We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long-term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.
•If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.
1st April 2022
JPMorgan Asset Management (Japan) Ltd.
Japan Proxy Committee
Voting Guidelines
1. Distribution of income/Dividends and share buybacks
As investors, we are seeking sustainable earnings growth over the medium to long-term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.
Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.
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The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.
If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re- election of directors, in cases where the above conditions are not met.
In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.
When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.
Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal. We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.
2. Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.
In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti- hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).
Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.
Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.
Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.
Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.
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External Directors on the Board of Directors
We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless majority of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.
Composition of the Board of Directors
We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.
Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members.
We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above. In principle, if there is no female representation on the board, we will vote against the election of the representative directors, such as the president of the company.
We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.
Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.
•Was or is employed at an affiliate company
•Was or is employed at a large shareholder or major business partner
•Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
•Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
•An external director whose tenure exceeds 10 years.
•Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.
We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.
Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.
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Election of Statutory Auditors
We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.
Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.
•Was or is employed at an affiliate company
•Was or is employed at a large shareholder or major business partner
•Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
•Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
•An external statutory auditor whose tenure exceeds 10 years.
•Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to candidates for alternate external statutory auditors.
3. Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.
We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long-term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re- election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.
Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.
AMJ will vote against:
•Golden parachutes
•Retirement bonus payments to external directors and external statutory auditors.
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In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re- election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.
Stock Options and Equity Remuneration Plans
In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.
We will vote against the proposal in the following cases
1.
The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.
2.
In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.
3.
Transaction bonuses, or other retrospective ex-gratia payments, should not be made
4.
We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
5.
External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.
6.
Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.
4. Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.
Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.
We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.
5. Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.
6. Efforts to improve capital efficiency
We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.
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7. Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.
AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.
8. Cross-shareholdings
This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.
We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.
9. Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.
In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.
10. Capital Structure Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising. Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.
Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.
When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.
If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.
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Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.
Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.
11. Mergers/Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.
12. Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
13. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
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Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
14. Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third-party governance specialists to form an objective and rational judgment.
There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.
Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.
15. Shareholder proposals
When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long-term, keeping in mind the best economic interests of our clients.
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Loomis, Sayles & Company, L.P.
Proxy Voting Policies and Procedures
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B. General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with
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different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4. Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•The client so directs Loomis Sayles.
•The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control .
5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account
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that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,(c)the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles,
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.
Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
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b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the Firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2.
PROXY VOTING
A. Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B. Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
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B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
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Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C. Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D.  Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
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C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.
B.
Vote against proposals to make all stock options performance based.
C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
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Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.  Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy– Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest– For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
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B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.  Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
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Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote, on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.  Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
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Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I.  General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
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Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.  Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.
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LSV ASSET MANAGEMENT
PROXY VOTING POLICY
LSV Asset Management’s (“LSV” or the “Firm”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 (“ERISA”) plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for a client, LSV typically votes in accordance with GLC’s standard guidelines, as updated from time to time, which can be found at https://www.glasslewis.com/guidelines. For new clients who wish to make LSV responsible for voting proxies, LSV intends to vote in accordance with GLC’s climate guidelines, as updated from time to time, which are described by GLC at https://www.glasslewis.com/climate-policy, and which may be obtained from LSV and applied to existing clients’ accounts upon request. LSV describes available GLC guidelines to clients on at least an annual basis. Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations under applicable guidelines (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and that of its clients, or between clients’ interests due to each client’s objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client’s applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.
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LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a copy of their respective guidelines and a summary of other available options on an annual basis and may elect to change their guidelines at any time. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
1.
Copies of its proxy voting policies and procedures.
2.
A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.
A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.
A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).
5.
A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles. Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC’s standard guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC’s climate guidelines are substantially similar but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. In each case, GLC’s guidelines emphasize assessing the financial implications of ESG issues in context of a company’s operations. Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties. Further, LSV is able to offer to interested clients upon request, GLC’s ESG-focused guidelines that include an additional level of analysis intended to encourage outcomes that are consistent with widely-accepted enhanced ESG practices.
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Putnam Investments
Summary of Proxy Voting Guidelines and Procedures
Many of Putnam’s investment management clients, including the Putnam Funds, have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy-voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
In order to implement these objectives, Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority Effective in March 2023, the Board of Trustees of the Putnam Funds delegated proxy voting authority to Putnam. Prior to that delegation, the Board of Trustees voted proxies on behalf of the Putnam mutual funds and closed end funds. Putnam had proxy voting authorities for the ETFs from inception. Certain other clients may from time to time elect to vote their own proxies by retaining the right to vote all proxies in the investment management agreement rather than giving Putnam authority to do so.
Procedures
Putnam has a Proxy Committee composed of senior professionals from the Investment Division and the Sustainability Strategy team. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines at least annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. With respect to the Putnam Funds, the Board of Trustees separately approves the guidelines. The proxy guidelines and procedures are administered through a proxy voting team in Putnam’s Compliance Department. Under the supervision of senior members of the Compliance Department, the Proxy Voting Team:
•coordinates the Proxy Committee’s review of any new or unusual proxy issues,
•manages the process of referring issues to portfolio managers for voting instructions,
•oversees the work of any third-party vendor hired to process proxy votes,
•coordinates responses to investment professionals’ questions on proxy issues and proxy policies,
•maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and
•prepares and distributes reports required by Putnam clients.
Putnam has engaged a third-party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. The Guidelines are summarized below.
In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement.
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However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Voting Team not follow the Guidelines in that case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review the request with a senior member of the Legal and Compliance Division and with the Proxy Committee or its Chair prior to implementing it.
Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines or may wish to direct Putnam’s vote on a particular matter. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Division.
Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Manager will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them if they so choose. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal and in the best interests of our clients. In order to guard against conflicts Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals from the Investment Division and the Sustainability Strategy team, while proxy administration is in the Legal and Compliance Division. Neither the Investment Division nor the Legal and Compliance Division reports to Putnam’s marketing businesses. In addition, there are limits on the ability of Putnam employees who are not investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and affirm that any potential personal conflicts of interest have been disclosed to the Compliance Division. In addition, the Proxy Voting Team reviews all known Putnam business relationships with companies that have voting items referred to any portfolio management team to consider any potential conflicts and, where appropriate, ensures that potential conflicts are documented and appropriately escalated. The Guidelines may only be overridden with the written recommendation of the Investment Division, approval of the Proxy Committee or its Chair, and concurrence of the Legal and Compliance Division.
Summary of Proxy Voting Guidelines
The Guidelines summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary below does not address all topics covered by the Guidelines and is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.
The Guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case-by-case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:
Board of Directors
Proxies will normally be voted for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if:
•The board does not have a majority of independent directors;
•The board does not have nominating, audit and compensation committees composed solely of independent directors; or
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•The board has more than fifteen members or fewer than five members, absent special circumstances.
Putnam will withhold votes from incumbent nominees to the board if:
•The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or
•The board adopted, renewed or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.
If the board does not meet these standards Putnam may refer items that would normally be supported for case-by-case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings (Putnam may refrain from voting against/withholding on a case-by-case basis if a valid reason for the absences exists such as (illness, personal emergency, potential conflict of interest etc.). In addition, Putnam will withhold votes:
•for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”); and
•Putnam will vote on a case-by-case basis for any non-executive nominee who serves on more than four (4) public company boards (boards of affiliated registered investment companies and other similar entities such as UCITS are counted as one board), except where Putnam would otherwise be withholding votes for the entire board of directors.
•Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.
Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee of a company if:
•there are no women on the board,
•in the case of a board of seven members or more, there are fewer than two women on the board, or
•there is no apparent racial or ethnic diversity on the board and the board has not provided sufficient disclosure regarding its plan to achieve racial or ethnic diversity.
•Putnam will vote against the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity.
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.
Putnam will normally vote on a case-by-case basis in contested elections of directors.
Executive Compensation
Putnam will normally vote on a case-by-case basis on proposals relating to executive compensation. However, where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation
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plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. Putnam may review plans on a case-by-case basis where average annual dilution cannot be calculated. Whatever the composition of the board, Putnam will review proposals to reprice options on a case-by-case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam will also vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.
Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation (“say on pay”). Putnam will generally vote for advisory votes on executive compensation but will generally vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service provider.
Acquisitions, Mergers and Similar Transactions
Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case-by-case basis. Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company to Delaware.
Anti-Takeover Provisions
Putnam will normally vote against proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock (except for REITs where measures will be voted on a case-by-case basis) and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present (appropriate de-clawed language will include cases where the company states that it will not use preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.). Additionally, Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.
Shareholder Proposals, including on Environmental & Social Issues
Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines. For example, Putnam will normally vote in favor of shareholder proposals to declassify a company’s board, require shareholder approval of shareholder rights plans. Additionally, Putnam will normally support proposals requiring the Chairman’s position be filled by an independent director, unless the board has an independent lead-director and Putnam is supporting the nominees for director, in which case Putnam will vote on a case-by-case basis.
Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business , (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.
Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and
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Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.
Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.
Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.
Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where a third-party proxy service provider has identified one or more reasons to warrant a vote FOR.
Non-U.S. Companies
Putnam recognizes that the laws governing non-U.S. issuers will vary significantly from U.S. law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-U.S. issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-U.S. issuers in accordance with the Guidelines where applicable.
Many non-U.S. jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (“share blocking”) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back. In addition, other practical administrative challenges, such as late receipt of ballots and other information, often impact Putnam’s normal voting process.
Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements, except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets.
In rare cases, Putnam’s voting rights may also be directly limited by non-U.S. law. For example, some countries limit aggregate foreign ownership of companies in particular industries (such as aviation or energy) due to economic or security concerns. Where this limit is exceeded, shares held by foreign investors, including Putnam, may not carry voting rights.
More Information
Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.
Putnam may also determine to waive its voting rights or to enter into a voting agreement in connection with some specific equity investments, including privately placed securities. In these situations, the voting policy described above will not apply.
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PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)	(1)
Articles of Amendment and Restatement dated March 16, 2011 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File
No. 2-75503).

(a)	(2)
Articles of Amendment dated May 1, 2011 and Articles Supplementary dated April 18, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement
filed on June 8, 2011 (File No. 2-75503).

(a)	(3)
Articles of Amendment dated July 1, 2011 and Articles Supplementary dated July 2, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on
July 19, 2011 (File No. 2-75503).

(a)	(4)	Articles Supplementary dated July 24, 2012 are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503).
(a)	(5)	Articles Supplementary dated September 12, 2012 are incorporated by reference to Registrant’s Post- Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).
(a)	(6)	Articles of Amendment dated September 24, 2012 are incorporated by reference to Registrant’s Post- Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).
(a)	(7)	Articles Supplementary dated May 1, 2013 are incorporated by reference to Registrant's Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503).
(a)	(8)	Articles Supplementary January 14, 2013 are incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(9)	Articles of Amendment dated September 1, 2013 are incorporated by reference to Registrant's Post- Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(10)	Articles Supplementary dated December 20, 2013 are incorporated by reference to Registrant's Post- Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(11)	Articles Supplementary dated May 1, 2015 are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).
(a)	(12)	Articles Supplementary dated June 19, 2015 are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503).
(a)	(13)
Articles of Amendment dated April 29, 2016 and Articles Supplementary dated August 28, 2015;
December 17, 2015; April 12, 2016 and April 28, 2016 are incorporated by reference to Registrant’s Post-
Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503).

(a)	(14)
Articles of Amendment dated October 14, 2016; April 10, 2017 and May 1, 2017 and Articles
Supplementary dated July 27, 2016 and October 17, 2016 are incorporated by reference to Registrant’s
Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(a)	(15)	Articles Supplementary dated December 29, 2017 are incorporated by reference to Registrant's Post- Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).
(a)	(16)
Articles of Amendment dated July 17, 2017; September 29, 2017 and April 27, 2018 and Articles
Supplementary dated June 30, 2017 and July 14, 2017 are incorporated by reference to Registrant's Post-
Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(a)	(17)	Articles Supplementary dated May 17, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(a)	(18)
Articles of Amendment dated August 24, 2018 and Articles Supplementary dated May 1, 2014 and
September 10, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(a)	(19)
Articles Supplementary dated December 3, 2018; December 21, 2018; April 12, 2019 and May 1, 2019 are
incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File
No. 2-75503).

(a)	(20)
Articles of Amendment dated July 1, 2019; Articles Supplementary dated August 20, 2019; and Articles of
Amendment and Articles Supplementary dated October 25, 2019 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(a)	(21)	Articles Supplementary dated February 26, 2020 and May 1, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(a)	(22)	Articles Supplementary dated July 8, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).
(a)	(23)
Articles Supplementary dated September 30, 2020; Articles Supplementary dated October 21, 2020;
Articles of Amendment dated October 23, 2020; and Articles Supplementary dated December 30, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File
No. 2-75503).

(a)	(24)	Articles Supplementary dated September 17, 2021 are incorporated by reference to Registrant’s Post- Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(a)	(25)	Articles of Amendment dated August 1, 2022 are incorporated by reference to Registrant’s Post-Effective Amendment No. 177 filed on August 26, 2022 (File No. 2-75503).
(a)	(26)	Articles Supplementary dated April 30, 2022 and December 14, 2022 are filed herewith.
(b)	Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 177 filed on August 26, 2022 (File No. 2-75503).
(c)	Not Applicable.
(d)	(1)	(a)
Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(d)	(1)	(b)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(1)	(c)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(1)	(d)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(1)	(e)
Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated August 1, 2017 and August 24, 2018 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(1)	(f)
Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated July 17, 2017, January 11, 2019 and March 15, 2019 are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-
75503).

(d)	(1)	(g)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(1)	(h)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(d)	(1)	(i)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(d)	(1)	(j)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated October 23, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(d)	(1)	(k)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated July 9, 2021 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 175 filed on August 27, 2021 (File No. 2-75503).

(d)	(1)	(l)
Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated March 7, 2022 and April 29, 2022 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(d)	(1)	(m)	Amendment to Amended and Restated Investment Advisory Agreement with Empower Capital Management, LLC dated April 28, 2023 is filed herewith.
(d)	(2)
Sub-Advisory Agreement with Amundi Asset Management US, Inc. dated July 3, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 147 filed on September 22, 2017 (File No.
2-75503).

(d)	(3)	(a)	Sub-Advisory Agreement with Ariel Investments, LLC dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2- 75503).
(d)	(3)	(b)
Amendment to Sub-Advisory Agreement with Ariel Investments, LLC dated July 1, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on August 27, 2021
(File No. 2-75503).

(d)	(4)	(a)
Sub-Advisory Agreement with Franklin Templeton Institutional, LLC dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018
(File No. 2-75503).

(d)	(4)	(b)
Amendment to Sub-Advisory Agreement with Franklin Templeton Institutional, LLC dated May 17,
2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21,
2018 (File No. 2-75503).

(d)	(4)	(c)
Amendment to Sub-Advisory Agreement with Franklin Templeton Institutional, LLC dated July 1,
2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on
August 27, 2021 (File No. 2-75503).

(d)	(5)	(a)
Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014
(File No. 2-75503).

(d)	(5)	(b)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(5)	(c)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated May 17,
2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21,
2018 (File No. 2-75503).

(d)	(5)	(d)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
January 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(d)	(5)	(e)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated May 1,
2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29,
2020 (File No. 2-75503).

(d)	(5)	(f)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated June 28,
2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on
August 27, 2021 (File No. 2-75503).

(d)	(5)	(g)
Amendments to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
June 28, 2021, July 9, 2021 and December 2021 are incorporated by reference to Registrant’s Post-
Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(d)	(6)
Sub-Advisory Agreement with Hotchkis & Wiley Capital Management, LLC dated October 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021
(File No. 2-75503).

(d)	(7)
Amended and Restated Sub-Advisory Agreement with Irish Life Investment Managers Limited dated
May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on
June 21, 2018 (File No. 2-75503).

(d)	(8)
Sub-Advisory Agreement with Insight North America, LLC dated September 1, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-
75503).

(d)	(9)	(a)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Great-West Large Cap
Growth Fund) dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective
Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(9)	(b)	Amendment to Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Empower Large Cap Growth Fund) dated April 28, 2023 is filed herewith.
(d)	(10)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Great-West International
Growth Fund) dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(11)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Great-West Core Strategies:
U.S. Equity Fund) dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(12)
Sub-Advisory Agreement with Lazard Asset Management, LLC dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No.
2-75503).

(d)	(13)	(a)
Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Multi-Sector Bond Fund and
Great-West Loomis Sayles Small Cap Value Fund) dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-
75503).

(d)	(13)	(b)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (removed Great-West
Multi-Sector Bond Fund) dated August 24, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(13)	(c)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Small Cap
Value Fund) dated October 23, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(d)	(14)	(a)
Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Core Strategies: Flexible Bond
Fund and Great-West Core Strategies: U.S. Equity Fund) dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-
75503).

(d)	(14)	(b)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (added Great-West Multi-
Sector Bond Fund) dated August 24, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(14)	(c)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. dated April 21, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 177 filed on August 26, 2022
(File No. 2-75503).

(d)	(15)	(a)	Sub-Advisory Agreement with Lord, Abbett & Co. LLC dated July 31, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015 (File No. 2- 75503).
(d)	(15)	(b)
Amendment to Sub-Advisory Agreement with Lord, Abbett & Co. LLC dated July 1, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on August 27, 2021
(File No. 2-75503).

(d)	(16)	(a)	Sub-Advisory Agreement with LSV Asset Management dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2- 75503).
(d)	(16)	(b)
Amendment to Sub-Advisory Agreement with LSV Asset Management dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018
(File No. 2-75503).

(d)	(17)	(a)
Sub-Advisory Agreement with Massachusetts Financial Services Company dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014
(File No. 2-75503).

(d)	(17)	(b)
Amendment to Sub-Advisory Agreement with Massachusetts Financial Services Company dated
April 27, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(18)
Sub-Advisory Agreement with Peregrine Capital Management, LLC dated July 29, 2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017
(File No. 2-75503).

(d)	(19)	(a)
Sub-Advisory Agreement with Putnam Investment Management, LLC (Great-West Putnam
Equity Income Fund and Great-West Putnam High Yield Bond Fund) dated March 3, 2014 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014
(File No. 2-75503).

(d)	(19)	(b)
Amendment to Sub-Advisory Agreement with Putnam Investment Management, LLC (Great-West
Putnam Equity Income Fund and Great-West Putnam High Yield Bond Fund) dated October 1, 2015 is incorporated by reference to Registrant's Post-Effective Amendment No. 142 filed on April 29, 2016
(File No. 2-75503).

(d)	(19)	(c)
Amendment to Sub-Advisory Agreement with Putnam Investment Management, LLC (removed
Great-West Putnam Equity Income Fund) dated October 25, 2019 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(20)	(a)
Sub-Advisory Agreement with Putnam Investment Management, LLC (Great-West Core Strategies:
U.S. Equity Fund) dated May 13, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(20)	(b)
Amendment to Sub-Advisory Agreement with Putnam Investment Management, LLC (added Great-
West Large Cap Value Fund) dated October 25, 2019 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(21)		Sub-Advisory Agreement with RBC Global Asset Management (UK) Limited dated April 1, 2023 is filed herewith.
(d)	(22)	(a)
Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Great-West T. Rowe Price
Equity Income Fund) dated December 5, 2013 is incorporated by reference to Registrant's Post-
Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(22)	(b)
Amendment to the Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Great-West T. Rowe
Price Equity Income Fund) dated October 1, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(d)	(22)	(c)
Amendment to Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Great-West Large Cap
Value Fund) dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(23)
Sub-Advisory Agreement with T. Rowe Price Investment Management, Inc. and Amendment to Sub-
Advisory Agreement with T. Rowe Price Investment Management, Inc. dated March 7, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022
(File No. 2-75503).

(d)	(24)
Sub-Advisory Agreement with UBS Asset Management (Americas), Ltd. dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18,
2017 (File No. 2-75503).

(d)	(25)		Sub-Advisory Agreement with Virtus Fixed Income Advisers, LLC dated July 1, 2022 is filed herewith.
(d)	(26)
Sub-Advisory Agreement with Wellington Management Company, LLP dated April 10, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017
(File No. 2-75503).

(e)	(1)	(a)	Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).
(e)	(1)	(b)	Amendment to Principal Underwriting Agreement dated April 30, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).
(e)	(1)	(c)	Amendment to Principal Underwriting Agreement dated August 11, 2009 is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).
(e)	(1)	(d)
Amendment to Principal Underwriting Agreement dated December 31, 2010 is incorporated by reference to Post-Effective Amendment No. 108 to its Registration Statement filed on December 30,
2010 (File No. 2-75503).

(e)	(1)	(e)
Amendment to Principal Underwriting Agreement dated June 8, 2011 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011
(File No. 2-75503).

(e)	(1)	(f)
Amendment to Principal Underwriting Agreement dated July 19, 2011 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011
(File No. 2-75503).

(e)	(1)	(g)	Amendment to Principal Underwriting Agreement dated September 20, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2- 75503).
(e)	(1)	(h)	Amendment to Principal Underwriting Agreement dated September 20, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2- 75503).
(e)	(1)	(i)	Amendment to Principal Underwriting Agreement dated June 11, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503).
(e)	(1)	(j)	Amendments to Principal Underwriting Agreement dated March 9, 2016 and April 29, 2016 are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016.
(e)	(1)	(k)	Amendment to Principal Underwriting Agreement dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).
(e)	(1)	(l)	Amendment to Principal Underwriting Agreement dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2- 75503).
(e)	(1)	(m)	Amendment to Principal Underwriting Agreement dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No. 2- 75503).
(e)	(1)	(n)	Amendment to Principal Underwriting Agreement dated April 21, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(e)	(1)	(o)	Amendment to Principal Underwriting Agreement dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).
(e)	(1)	(p)	Amendment to Principal Underwriting Agreement dated April 30, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(e)	(1)	(q)	Amendment to Principal Underwriting Agreement dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(e)	(2)	(a)
Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF Fund) dated
September 30, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to
its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)	(2)	(b)
Amendment to Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF
Fund and GWCS Funds) dated May 17, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(e)	(2)	(c)
Amendment to Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF
Fund and GWCS Funds) dated September 10, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(e)	(2)	(d)
Amendment to Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF
Fund and GWCS Funds) dated April 21, 2020 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(e)	(3)		Form of Service Class Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(e)	(4)		Form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(e)	(5)
Form of Class A Selling and Service Agreement for the Great-West SecureFoundation® Balanced ETF
Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on
April 30, 2014 (File No. 2-75503).

(f)	Not Applicable.
(g)	(1)	(a)
Amended and Restated Custody Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019
(File No. 2-75503).

(g)	(1)	(b)
Supplement to the Amended and Restated Custody Agreement dated December 11, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019
(File No. 2-75503).

(g)	(2)
Foreign Custody Manager Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019
(File No. 2-75503).

(h)	(1)	(a)
Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated November 2,
2001 is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1,
2002 (File No. 2-75503).

(h)	(1)	(b)
Global Securities Lending Supplement dated April 29, 2010 and forms of amendments to Securities
Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective
Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)	(1)	(c)	Supplement to Securities Lending Agreement and Guaranty dated March 6, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2- 75503).
(h)	(2)	(a)
Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. dated April 16, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration
Statement filed on May 1, 2007 (File No. 2-75503).

(h)	(2)	(b)
SEC Rule 22c-2 Amendment to Rule 22c-2 Shareholder Information Agreement dated January 1,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its
Registration Statement filed on December 30, 2010 (File No. 2-75503).

(h)	(3)	(a)
Expense Limitation Agreement (Great-West SecureFoundation® Balanced ETF Fund) dated
September 30, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to
its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)	(3)	(b)
Amendment to Expense Limitation Agreement (Great-West SecureFoundation® Balanced ETF Fund)
dated May 1, 2014 is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(h)	(3)	(c)
Amendment to Expense Limitation Agreement (Great-West SecureFoundation® Balanced ETF Fund)
dated June 10, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(h)	(4)	(a)
Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-
West Life & Annuity Insurance Company dated May 1, 2015 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(h)	(4)	(b)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated May 1, 2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-
75503).

(h)	(4)	(c)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-
75503).

(h)	(4)	(d)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-
75503).

(h)	(4)	(e)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-
75503).

(h)	(4)	(f)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-
75503).

(h)	(5)	(a)
Expense Limitation Agreement (Core Funds) regarding expense caps dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017
(File No. 2-75503).

(h)	(5)	(b)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated January 4,
2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on
December 18, 2017 (File No. 2-75503).

(h)	(5)	(c)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated May 17,
2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21,
2018 (File No. 2-75503).

(h)	(5)	(d)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated August 1,
2017 and Fourth Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated September 10, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No.
158 filed on August 28, 2018 (File No. 2-75503).

(h)	(5)	(e)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated May 1,
2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29,
2019 (File No. 2-75503).

(h)	(5)	(f)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated January 1,
2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29,
2020 (File No. 2-75503).

(h)	(5)	(g)
Amendments to Expense Limitation Agreement (Core Funds) regarding expense caps dated
October 23, 2020 and April 30, 2021 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(h)	(5)	(h)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated July 9,
2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on
August 27, 2021 (File No. 2-75503).

(h)	(5)	(i)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated April 29,
2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29,
2022 (File No. 2-75503).

(h)	(5)	(j)	Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated April 28, 2023 is filed herewith.
(h)	(6)
Expense Limitation Agreement (Great-West Government Money Market Fund) regarding an expense cap dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(h)	(7)
Amended and Restated Expense Limitation and Yield Maintenance Agreement (Great-West
Government Money Market Fund) dated April 29, 2022 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(h)	(8)	(a)
Expense Limitation Agreement (Great-West Large Cap Value Fund) regarding an expense cap dated
October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019.

(h)	(8)	(b)
Amendment to Expense Limitation Agreement (Great-West Large Cap Value Fund) regarding an expense cap dated June 10, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(h)	(8)	(c)
Amendment to Expense Limitation Agreement (Great-West Large Cap Value Fund) dated April 30,
2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30,
2021 (File No. 2-75503).

(h)	(9)	(a)	Shareholder Services Agreement dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(h)	(9)	(b)	Amendment to Shareholder Services Agreement dated April 30, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(h)	(10)
Fund of Funds Investment Agreement with American Century Capital Portfolios, Inc. dated January 19,
2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29,
2022 (File No. 2-75503).

(h)	(11)
Fund of Funds Investment Agreement with DFA Investment Dimensions Group Inc. dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022
(File No. 2-75503).

(h)	(12)
Fund of Funds Investment Agreement with Fidelity Salem Street Trust dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File
No. 2-75503).

(h)	(13)
Fund of Funds Investment Agreement with Janus Investment Fund dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(h)	(14)	Fund of Funds Investment Agreement with Vanguard Funds dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(i)	(1)
Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. dated March 5, 1982 is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on
February 28, 2000 (File No. 2-75503).

(i)	(2)
Legal Opinion with respect to the Great-West Lifetime Funds dated April 28, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)	(3)
Legal Opinion with respect to the Great-West SecureFoundation® Balanced Fund and Great-West
SecureFoundation® Lifetime 2015, 2025, 2035, 2045 and 2055 Funds dated October 23, 2009 is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-
75503).

(i)	(4)
Legal Opinions with respect to the Great-West SecureFoundation Lifetime 2020, 2030, 2040 and 2050
Funds; Great-West S&P Mid Cap 400® Index Fund and Great-West International Index Fund dated
December 28, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its
Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)	(5)
Legal Opinion with respect to the Class L shares of certain Funds dated December 28, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on
December 30, 2010 (File No. 2-75503).

(i)	(6)
Legal Opinion with respect to the Great-West American Century Growth Fund and Great-West Putnam
Equity Income Fund dated June 7, 2011 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(i)	(7)
Legal Opinion with respect to the Class L shares of certain Funds dated July 15, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19,
2011 (File No. 2-75503).

(i)	(8)
Legal Opinion with respect to the Class L shares of the Great-West Putnam High Yield Bond Fund dated
September 20, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

(i)	(9)
Legal Opinion with respect to the Great-West SecureFoundation® Balanced ETF Fund dated October 13,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration
Statement filed on October 14, 2011 (File No. 2-75503).

(i)	(10)
Legal Opinion with respect to the Great-West Real Estate Index Fund dated October 19, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012
(File No. 2-75503).

(i)	(11)
Legal Opinion with respect to the Institutional Class shares of certain Funds dated April 23, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File
No. 2-75503).

(i)	(12)
Legal Opinion with respect to the Great-West Small Cap Growth Fund dated August 24, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015
(File No. 2-75503).

(i)	(13)
Legal Opinion with respect to the Great-West Lifetime 2020, 2030, 2040 and 2050 Funds dated April 21,
2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29,
2016 (File No. 2-75503).

(i)	(14)
Legal Opinion with respect to the Great-West Emerging Markets Equity Fund and Great-West Inflation-
Protected Securities Fund dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(i)	(15)
Legal Opinion with respect to the Great-West Core Strategies: Flexible Bond Fund, Great-West Core
Strategies: Inflation-Protected Securities Fund, Great-West Core Strategies: International Equity Fund,
Great-West Core Strategies: Short Duration Bond Fund, and Great-West Core Strategies: U.S. Equity Fund
dated June 25, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(i)	(16)
Legal Opinion with respect to the Investor Class and Class L shares of the Great-West Core Strategies:
Flexible Bond Fund, Great-West Core Strategies: Inflation-Protected Securities Fund, Great-West Core
Strategies: International Equity Fund,Great-West Core Strategies: Short Duration Bond Fund, and Great-
West Core Strategies: U.S. Equity Fund dated August 13, 2018 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(i)	(17)
Legal Opinion with respect to the Great-West Lifetime 2060 Fund, Great-West Lifetime Conservative 2060
Fund and Great-West SecureFoundation Lifetime 2060 Fund dated April 18, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(j)	(1)	Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm is filed herewith.
(j)	(2)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West American Century Growth Fund into the Great-West Large Cap Growth Fund dated March 9, 2016 is incorporated by reference to Post-
Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503).

(j)	(3)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Small Cap Growth Fund into the
Great-West S&P Small Cap 600 Index Fund dated March 9, 2016 is incorporated by reference to Post-
Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503).

(j)	(4)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Lifetime 2015 Fund II, Great-
West Lifetime 2025 Fund II, Great-West Lifetime 2035 Fund II, Great-West Lifetime 2045 Fund II and
Great-West Lifetime 2055 Fund II into the Great-West Lifetime 2015 Fund III, Great-West Lifetime 2025
Fund III, Great-West Lifetime 2035 Fund III, Great-West Lifetime 2045 Fund III and Great-West Lifetime
2055 Fund III, respectively, dated April 22, 2016 is incorporated by reference to Post-Effective Amendment
No. 142 filed on April 29, 2016 (File No. 2-75503).

(j)	(5)
Tax Opinions of Vedder Price P.C. with respect to the merger of Great-West Stock Index Fund dated
July 14, 2017 into Great-West S&P 500® Index Fund are incorporated by reference to Registrant’s Post-
Effective Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).

(j)	(6)
Tax Opinions of Vedder Price P.C. with respect to the merger of Great-West Aggressive Profile I Fund,
Great-West Conservative Profile I Fund, Great-West Moderate Profile I Fund, Great-West Moderately
Aggressive Profile I Fund, and Great-West Moderately Conservative Profile I Fund into Great-West
Aggressive Profile II Fund, Great-West Conservative Profile II Fund, Great-West Moderate Profile II Fund,
Great-West Moderately Aggressive Profile II Fund, and Great-West Moderately Conservative Profile II
Fund, respectively, dated July 14, 2017 are incorporated by reference to Registrant’s Post-Effective
Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).

(j)	(7)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West SecureFoundation Lifetime
2015 Fund into Great-West SecureFoundation Balanced Fund dated April 12, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(j)	(8)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West T. Rowe Price Equity Income
Fund into Great-West Large Cap Value Fund dated October 25, 2019 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(j)	(9)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Lifetime Conservative Funds into Great-West Lifetime Funds dated August 14, 2020 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(j)	(10)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Invesco Small Cap Value Fund into Great-West Small Cap Value Fund dated October 23, 2020 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(j)	(11)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West SecureFoundation Lifetime
2020-2030 Funds into Great-West SecureFoundation Balanced Fund dated October 15, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File
No. 2-75503).

(k)	Not Applicable.
(l)	Not Applicable.
(m)	(1)		Service Class Distribution Plan Pursuant to Rule 12b-1 dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2- 75503).
(m)	(2)	(a)
Agreement Pursuant to the Class T1 Distribution Plan (Great-West Lifetime Funds) dated April 30,
2009 and Agreement Pursuant to the Class G1 Distribution Plan (Great-West SecureFoundation®
Funds) dated October 23, 2009 are incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(m)	(2)	(b)
Amendment to Agreement Pursuant to the Class G1 Distribution Plan (Great-West SecureFoundation®
Funds) dated December 31, 2010 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(m)	(2)	(c)
Amendment to Agreement Pursuant to the Class T1 Distribution Plan (Great-West Lifetime Funds)
dated April 29, 2016; Amendment to Agreement Pursuant to Distribution and Service Plan renaming
T1 and G1 shares to Service Class shares dated May 1, 2017; and Amendment to Agreement Pursuant to Distribution and Service Plan dated January 11, 2019 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(m)	(2)	(d)
Amendment to Agreement Pursuant to Distribution and Service Plan dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020
(File No. 2-75503).

(m)	(2)	(e)
Amendment to Agreement Pursuant to Distribution and Service Plan dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022
(File No. 2-75503).

(m)	(3)
Class L Distribution and Service Plan Pursuant to Rule 12b-1 dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-
75503).

(m)	(4)	(a)
Agreement Pursuant to the Class L Distribution and Service Plan dated December 31, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration
Statement filed on December 30, 2010 (File No. 2-75503).

(m)	(4)	(b)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated June 8, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration
Statement filed on June 8, 2011 (File No. 2-75503).

(m)	(4)	(c)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated July 19, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration
Statement filed on July 19, 2011 (File No. 2-75503).

(m)	(4)	(d)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated September 20,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on
September 21, 2011 (File No. 2-75503).

(m)	(4)	(e)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated April 11, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration
Statement filed on April 27, 2012 (File No. 2-75503).

(m)	(4)	(f)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated September 20,
2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on
October 30, 2012 (File No. 2-75503).

(m)	(4)	(g)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated June 11, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015
(File No. 2-75503).

(m)	(4)	(h)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18,
2017 (File No. 2-75503).

(m)	(4)	(i)
Amendments to Agreement Pursuant to Class L Distribution and Service Plan dated July 14, 2017 and
September 10, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(m)	(4)	(j)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019
(File No. 2-75503).

(m)	(4)	(k)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020
(File No. 2-75503).

(m)	(4)	(l)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated April 30, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021
(File No. 2-75503).

(m)	(4)	(m)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022
(File No. 2-75503).

(n)	(1)	(a)
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (Institutional Class, Investor Class,
Investor II Class, Service Class and Class L) dated April 29, 2022 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(o)	Reserved.
(p)	(1)	Code of Ethics for Amundi Pioneer Asset Management, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(2)	Code of Ethics for Ariel Investments, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(p)	(3)	Code of Ethics for Franklin Templeton Institutional, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 165 filed on August 28, 2019 (File No. 2-75503).
(p)	(4)	Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 165 filed on August 28, 2019 (File No. 2-75503).
(p)	(5)	Code of Ethics for Hotchkis & Wiley Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(p)	(6)	Code of Ethics for Insight North America, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(7)	Code of Ethics for Irish Life Investment Managers Limited is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(p)	(8)	Code of Ethics for J.P. Morgan Investment Management Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(p)	(9)	Code of Ethics for LSV Asset Management is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(10)	Code of Ethics for Lazard Asset Management, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(11)	Code of Ethics for Loomis, Sayles & Co., L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(12)	Code of Ethics for Lord, Abbett & Co. LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(13)	Code of Ethics for Massachusetts Financial Services Company is filed herewith.
(p)	(14)	Code of Ethics for Peregrine Capital Management, LLC is filed herewith.
(p)	(15)	Code of Ethics for Putnam Investment Management, LLC is filed herewith.
(p)	(16)	Code of Ethics for RBC Global Asset Management (UK) Limited is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(p)	(17)	Code of Ethics for T. Rowe Price Group, Inc. is filed herewith.
(p)	(18)	Code of Ethics for UBS Asset Management (Americas), Ltd. is incorporated by reference to Registrant’s Post-Effective Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).

(p)	(19)	Code of Ethics for Virtus Fixed Income Advisers, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(20)	Code of Ethics for Wellington Management Company, LLP is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).
(p)	(21)
Code of Ethics for Empower Capital Management, LLC, Empower Funds, Inc., and Empower Financial
Services, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 177 filed on
August 26, 2022 (File No. 2-75503).

Powers of Attorney for Ms. Klapper and Messrs. McConahey, Hillary, Hudner and Lake are incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

Item 29.
Persons Controlled by or Under Common Control with the Fund
Not Applicable.
Item 30.
Indemnification
Registrant’s Articles of Amendment and Restatement provides as follows:
Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.
Maryland Code, Corporations and Associations, §2-418 provides:

(a)	(1)	In this section the following words have the meanings indicated.
(2)
“Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(3)
“Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

	(4)	“Expenses” include attorney’s fees.
	(5)	(i)	“Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and
(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

		(ii)	“Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.
	(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
	(7)	“Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.
(b)	(1)	A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:
		(i)	The act or omission of the director was material to the matter giving rise to the proceeding; and
(1) Was committed in bad faith; or (2) Was the result of active and deliberate dishonesty; or
		(ii)	The director actually received an improper personal benefit in money, property, or services; or
		(iii)	In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.
	(2)	(i)	Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.
(ii)
However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

	(3)	(i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.
(ii)
The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

	(4)	A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:
(i) For a proceeding brought to enforce indemnification under this section; or
(ii)
If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c)
A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d)	Unless limited by the charter:
(1)
A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

	(2)	A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:
(i)
If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii)
If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper.
However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

	(3)	A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.
(e)	(1)
Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

	(2)	Such determination shall be made:
(i)
By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii)
By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

		(iii)	By the stockholders.
(3)
Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii)
of this subsection for selection of such counsel.

	(4)	Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.
(f)	(1)
Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

		(i)	A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and
		(ii)	A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.
(2)
The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

	(3)	Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.
(g)
The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h)
This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i)	For purposes of this section:
(1)
The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

	(2)	Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and
(3)
Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j)	Unless limited by the charter:
(1)
An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

	(2)	A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and
(3)
A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)	(1)
A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

	(2)	A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.
	(3)	The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.
(1)
Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

Item 31.
Business and Other Connections of Investment Adviser
The Registrant's investment adviser is Empower Capital Management, LLC (“ECM”), a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“Empower of America”) and an affiliate of Empower Retirement, LLC (“Empower”), located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111. In addition to Empower Funds, Inc. (“Empower Funds”), ECM provides investment advisory services for various collective investment trusts, stable value funds and unregistered separate accounts of Empower of America. The managers and officers of ECM have held during the past two fiscal years, the following positions of a substantial nature.
Officers of Investment Adviser
Name	Position(s)
Empower Capital Management, LLC
Jonathan D. Kreider
Senior Vice President & Head of Empower Investments, Empower, Empower of America
and Empower Life & Annuity Insurance Company of New York (“Empower of NY”);
President, Chief Executive Officer & Manager, ECM; President, Chief Executive
Officer & Director, Empower Funds

Jack E. Brown
Senior Vice President, U.S. Chief Investment Officer & Lead Portfolio Manager,
Empower; Chief Investment Officer & Manager, ECM; Senior Vice President &
Chief Investment Officer, Empower of America and Empower of NY; Senior Vice
President, Empower Trust Company, LLC (“ETC”)

Richard H. Linton
President & Chief Operating Officer, Empower; Manager, ECM; Director & Executive
Vice President, Empower Financial Services, Inc. (“EFSI”); President & Chief Operating
Officer, Empower of America and Empower of NY; Chairman & President, ETC

David G. McLeod	Senior Vice President & Chief Business Development Officer, Empower and Empower of America; Manager, ECM and Empower Advisory Group, LLC (“EAG”)
Christine M. Moritz	Senior Vice President & Chief Financial Officer, Empower and Empower of America; Manager, ECM; Treasurer & Manager, EAG
Kelly B. New	Vice President, Fund Administration, Empower; Chief Financial Officer & Treasurer, ECM & Empower Funds; Assistant Vice President, Empower of America; Vice President & Treasurer, ETC
Katherine L. Stoner	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM, Empower Funds and EAG

Officers of Investment Adviser
Name	Position(s)
Ryan L. Logsdon
Deputy General Counsel & Corporate Secretary, Empower; Vice President & Counsel,
ECM; Chief Legal Officer & Secretary, Empower Funds; Deputy General Counsel &
Corporate Secretary, EFSI; Secretary, Empower of America; Corporate Secretary,
Empower of NY

Olga Zhivnitskaya	Counsel, Empower and ECM
John A. Clouthier	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM and Empower Funds; Assistant Vice President & Assistant Treasurer, ETC
Andrew N. Corwin	Assistant Vice President, Portfolio Construction & Research, Empower; Portfolio Manager & Head of Portfolio Construction & Research, ECM
Maria Mendelsberg	Assistant Vice President, Portfolio Management, Empower; Portfolio Manager, ECM
Darrin Clough	Assistant Vice President, Portfolio Management, Empower; Portfolio Manager, ECM
Anthony Arnese	Assistant Vice President, Portfolio Management, Empower; Portfolio Manager, ECM
Tad Anderson	Head of Corporate Bond Research, Empower; Assistant Portfolio Manager, ECM
Robyn Richards	Assistant Vice President, Investments Credit Research, Empower; Assistant Portfolio Manager, ECM
Lazaro Guzman	Vice President, Investment Operations, Empower; Vice President, ECM
Abhijit Dande	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM and Empower Funds
Palak Patel	Director, Corporate Secretarial & Governance, Empower; Secretary, ECM, EFSI, ETC and EAG
Abiane Finster	Manager, Corporate Secretarial & Governance, Empower; Assistant Secretary, ECM, EFSI, EAG and ETC
Amundi Asset Management US, Inc. (“Amundi”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Amundi, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Amundi pursuant to the Advisers Act (SEC File No. 801-8255).
Ariel Investments, LLC (“Ariel”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Ariel, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Ariel pursuant to the Advisers Act (SEC File No. 801-18767).
Franklin Templeton Institutional, LLC (“FTILLC”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of FTILLC, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by FTILLC pursuant to the Advisers Act (SEC File No. 801-60684).
Goldman Sachs Asset Management, L.P. (“GSAM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of GSAM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by GSAM pursuant to the Advisers Act (SEC File No. 801-37591).
Hotchkis & Wiley Capital Management, LLC (“H&W”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of H&W, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by H&W pursuant to the Advisers Act (SEC File No. 801-60512).

Insight North America, LLC (“Insight”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Insight, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Insight pursuant to the Advisers Act (SEC File No. 801-69964).
Irish Life Investment Managers Limited (“ILIM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of ILIM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by ILIM pursuant to the Advisers Act (SEC File No. 801-99365).
J.P. Morgan Investment Management Inc. (“JPMorgan”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of JPMorgan, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by JPMorgan pursuant to the Advisers Act (SEC File No. 801-21011).
Lazard Asset Management LLC (“Lazard”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Lazard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Loomis Sayles, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Loomis Sayles pursuant to the Advisers Act (SEC File No. 801-170).
Lord, Abbett & Co. LLC (“Lord Abbett”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Lord Abbett, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Lord Abbett pursuant to the Advisers Act (SEC File No. 801-6997).
LSV Asset Management (“LSV”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of LSV, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by LSV pursuant to the Advisers Act (SEC File No. 801-47689).
Massachusetts Financial Services Company (“MFS”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of MFS, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352).
Peregrine Capital Management, LLC (“Peregrine”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Peregrine, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Peregrine pursuant to the Advisers Act (SEC File No. 801-21400).

Putnam Investment Management, LLC (“Putnam”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Putnam, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Putnam pursuant to the Advisers Act (SEC File No. 801-7974).
RBC Global Asset Management (UK) Limited (“RBC GAM UK”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of RBC GAM UK, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by RBC GAM UK pursuant to the Advisers Act (SEC File No. 801-78436).
T. Rowe Price Associates, Inc. (“TRPA”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of TRPA, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by TRPA pursuant to the Advisers Act (SEC File No. 801-856).
T. Rowe Price Investment Management, Inc. (“TRPIM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of TRPIM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by TRPIM pursuant to the Advisers Act (SEC File No. 801-121434).
UBS Asset Management (Americas) Inc. (“UBS AM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of UBS AM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by UBS AM pursuant to the Advisers Act (SEC File No. 801-34910).
Virtus Fixed Income Advisers, LLC (“VFIA”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of VFIA, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by VFIA pursuant to the Advisers Act (SEC File No. 801-68743).
Wellington Management Company LLP (“Wellington”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Wellington, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).
Item 32.
Principal Underwriter
(a) EFSI serves as the principal underwriter for the Registrant. EFSI also serves as distributor or principal underwriter for certain variable contracts issued by Empower of America and Empower of NY through the following separate accounts: FutureFunds Series Account of Empower of America, FutureFunds Series Account II of Empower of America, FutureFunds Series Account II of Empower of NY, Retirement Plan Series Account of Empower of America, Variable Annuity-5 Series Account of Empower of America, Variable Annuity-5 Series Account of Empower of NY, Variable Annuity-8 Series Account of Empower of America and Variable Annuity-8 Series Account of Empower of NY.
(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Carol E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President & Chief Executive Officer
Stephen E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director & Executive Vice President
Richard H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director & Executive Vice President
William J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Daniel A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Joseph M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Regina M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
Ken I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
Mike J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
Ryan L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Deputy General Counsel & Corporate Secretary
Adam Kavan	8515 East Orchard Road Greenwood Village, CO 80111	Assistant General Counsel
Palak Patel	8515 East Orchard Road Greenwood Village, CO 80111	Secretary
Abiane Finster	8515 East Orchard Road Greenwood Village, CO 80111	Assistant Secretary
Stephanie Barres	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
Shannon Cochran	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
Barbara Upton	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
(c) Compensation received by the principal underwriter during Empower Funds’ last fiscal year ended December 31, 2022:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Empower Financial Services, Inc.	$0	$0	$0	$0
Item 33.
Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Empower Funds, 8515 East Orchard Road, Greenwood Village, Colorado 80111; ECM, 8515 East Orchard Road, Greenwood Village, Colorado 80111; The Bank of New York Mellon, One Wall Street, New York, New York, 10286; SS&C Global Investor &

Distribution Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105; or with certain registered service providers of Empower Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and/or Section 17 of the Securities and Exchange Act of 1934.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act, Empower Funds certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado on the 28th day of April, 2023.
EMPOWER FUNDS, INC. (Registrant)
By:	/s/ Jonathan D. Kreider
Jonathan D. Kreider President & Chief Executive Officer
Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
	Signature	Title	Date
	/s/ Gail H. Klapper	Director & Chair	April 28, 2023
Gail H. Klapper*
	/s/ Stephen G. McConahey	Director	April 28, 2023
Stephen G. McConahey*
	/s/ James A. Hillary	Director	April 28, 2023
James A. Hillary*
	/s/ R. Timothy Hudner	Director	April 28, 2023
R. Timothy Hudner*
	/s/ Steven A. Lake	Director	April 28, 2023
Steven A. Lake*
	/s/ Jonathan D. Kreider	Director, President & Chief Executive Officer	April 28, 2023
Jonathan D. Kreider
	/s/ Kelly B. New	Chief Financial Officer, Treasurer & Principal Accounting Officer	April 28, 2023
Kelly B. New

*By:	/s/ Ryan L. Logsdon		April 28, 2023
Ryan L. Logsdon (Attorney-in-fact)
Powers of Attorney for Ms. Klapper and Messrs. McConahey, Hillary, Hudner and Lake are incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).